UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2015

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Currency Income
Advantage Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Currency Income Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 34

Federal Tax Information	16

Management and Organization	35

Important Notices	38

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The divergent performance of major economies and a steep drop in commodity prices were key themes influencing the financial markets during the 12 months ended October 31, 2015. Global equity returns were flat, corporate credit spreads generally widened and the U.S. dollar strengthened broadly. Government bond yields fell across developed markets, while spreads on emerging market sovereign debt widened relative to comparable-maturity U.S. Treasury securities.

The U.S. economy continued to grow at a moderate pace, with the exception of a rough patch over the winter related to weather and West Coast port disruptions. The unemployment rate declined, home values rose and gasoline prices tumbled, leaving consumers with more discretionary income. The Federal Reserve held short-term interest rates steady but signaled that a rate hike could be imminent should the economy strengthen further. In contrast, weak economic data in Europe and Japan prompted the European Central Bank to launch a bond-buying program and the Bank of Japan to increase stimulus.

Developments in China took center stage in the second half of the period. After a powerful spring rally, Chinese equities plummeted over the summer on signs that the world’s second-largest economy might be slowing more abruptly than investors had previously thought. Chinese policymakers took numerous steps to stabilize their stock market and boost growth, including devaluing the yuan. The instability in China sparked a global sell-off in risk assets, with commodities and financial assets in commodity-exporting countries bearing the brunt of the decline. Chinese stocks rebounded in the final weeks of the period, although economic data remained soft.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Currency Income Advantage Fund (the Fund) Class A shares at net asset value (NAV) had a total return of –10.94%. By comparison, the Fund’s benchmark, the JPMorgan Emerging Local Markets Index Plus (ELMI+)2 (the Index), returned
–9.96% during the period.

Sub-Saharan Africa had the largest negative impact on results relative to the Index, driven by a position in the Zambian kwacha. Plunging copper prices and uncertainty about future copper demand from China led to a dramatic loss in the kwacha that erased the benefit of a high carry available on the currency (i.e., attractive yields in Zambia versus other countries).

Latin America and Asia were also a drag on Fund performance versus the Index, where falling oil prices hurt positions in currencies of oil exporters. Significant detractors included the Colombian peso, Mexican peso, Indonesian rupiah and Malaysian ringgit. Investigations into political corruption within the Malaysian prime minister’s office further pressured the ringgit.

Investments in Eastern Europe had the biggest positive effect on results relative to the Index, led by exposure to the Serbian dinar versus the euro. Serbian policymakers secured a loan program from the International Monetary Fund, kept inflation under control and narrowed the fiscal deficit, moving Serbia closer to European Union accession.

Holdings in Western Europe and the Middle East – most notably the Icelandic krona and Lebanese pound – contributed positively to Fund performance. Growth in a broad mix of industries drove Iceland’s economy forward, and the krona was one of the few currencies to appreciate versus both the U.S. dollar and the euro. The Lebanese pound was stable despite political unrest in the country.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Performance2,3

Portfolio Managers Michael A. Cirami, CFA, Eric Stein, CFA and John R. Baur

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	08/29/2013	08/29/2013	–10.94%	—	–3.82%
Class A with 4.75% Maximum Sales Charge	—	—	–15.13	—	–5.96
Class I at NAV	08/29/2013	08/29/2013	–10.64	—	–3.51
JPMorgan Emerging Local Markets Index Plus (ELMI+)	—	—	–9.96%	–2.73%	–4.79%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				5.62%	5.32%
Net				1.40	1.10

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	08/29/2013	$231,341	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Fund Profile5

Foreign Currency Exposure (% of net assets)6

India	9.7%	Vietnam	5.4%

Iceland	9.6	Romania	5.3

Serbia	9.5	Pakistan	4.1

Sweden	8.9	Norway	4.0

United Kingdom	8.8	Georgia	4.0

Dominican Republic	8.8	Brazil	4.0

Bangladesh	8.5	Malaysia	3.9

China	8.1	Colombia	3.2

Mexico	8.0	Guatemala	3.0

Lebanon	7.9	Hungary	1.9

Philippines	7.8	Kenya	1.0

Poland	7.7	Other	0.0	*

Turkey	5.9	Euro	-47.4

Chile	5.9	Total Long	172.3

Uruguay	5.9	Total Short	-47.4

Sri Lanka	5.9	Total Net	124.9

Zambia	5.6

*	Includes amounts each less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Emerging Local Markets Index Plus (ELMI+) is an unmanaged index of local currency money market instruments in emerging market countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/29/16. Without the reimbursement, if applicable, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$935.40	$6.83	**	1.40%
Class I	$1,000.00	$936.60	$5.37	**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,019.70	$5.60	**	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Currency Income Advantage Portfolio, at value (identified cost, $1,199,694)	$1,126,805
Receivable from affiliate	9,808
Total assets	$1,136,613

Liabilities
Payable to affiliates:
Distribution and service fees	$15
Trustees’ fees	42
Accrued expenses	29,860
Total liabilities	$29,917
Net Assets	$1,106,696

Sources of Net Assets
Paid-in capital	$1,196,033
Accumulated net realized loss from Portfolio	(11,350)
Accumulated distributions in excess of net investment income	(5,098)
Net unrealized depreciation from Portfolio	(72,889)
Total	$1,106,696

Class A Shares
Net Assets	$57,215
Shares Outstanding	6,700
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.54
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.97

Class I Shares
Net Assets	$1,049,481
Shares Outstanding	122,417
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.57

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest allocated from Portfolio (net of foreign taxes, $1,173)	$65,878
Expenses allocated from Portfolio	(14,239)
Total investment income from Portfolio	$51,639

Expenses
Distribution and service fees
Class A	$177
Trustees’ fees and expenses	500
Custodian fee	10,697
Transfer and dividend disbursing agent fees	597
Legal and accounting services	23,246
Printing and postage	10,984
Registration fees	34,895
Miscellaneous	9,529
Total expenses	$90,625
Deduct —
Allocation of expenses to affiliates	$90,448
Total expense reductions	$90,448

Net expenses	$177

Net investment income	$51,462

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(97,196)
Written options	628
Foreign currency and forward foreign currency exchange contract transactions	(74,196)
Net realized loss	$(170,764)
Change in unrealized appreciation (depreciation) —
Investments	$1,062
Written options	(147)
Swap contracts	(5)
Foreign currency and forward foreign currency exchange contracts	(52,774)
Net change in unrealized appreciation (depreciation)	$(51,864)

Net realized and unrealized loss	$(222,628)

Net decrease in net assets from operations	$(171,166)

8	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31,
	2015	2014
From operations —
Net investment income	$51,462	$100,000
Net realized loss from investment transactions, written options, futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(170,764)	(20,312)
Net change in unrealized appreciation (depreciation) from investments, written options, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(51,864)	(34,288)
Net increase (decrease) in net assets from operations	$(171,166)	$45,400
Distributions to shareholders —
From net investment income
Class A	$—	$(1,644)
Class I	—	(113,127)
Tax return of capital
Class A	(841)	(304)
Class I	(16,726)	(17,292)
Total distributions to shareholders	$(17,567)	$(132,367)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$42,877	$75,167
Class I	3,000	1,342,860
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	713	1,354
Class I	3,262	68,920
Cost of shares redeemed
Class A	(61,942)	(882)
Class I	(946,514)	(361,695)
Net increase (decrease) in net assets from Fund share transactions	$(958,604)	$1,125,724

Net increase (decrease) in net assets	$(1,147,337)	$1,038,757

Net Assets
At beginning of year	$2,254,033	$1,215,276
At end of year	$1,106,696	$2,254,033

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(5,098)	$(8,538)

9	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,		Period Ended October 31, 2013(1)
	2015	2014
Net asset value — Beginning of period	$9.720	$10.200	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.332	$0.431	$0.026
Net realized and unrealized gain (loss)	(1.385)	(0.317)	0.174

Total income (loss) from operations	$(1.053)	$0.114	$0.200

Less Distributions
From net investment income	$—	$(0.520)	$—
Tax return of capital	(0.127)	(0.074)	—

Total distributions	$(0.127)	$(0.594)	$—

Net asset value — End of period	$8.540	$9.720	$10.200

Total Return(3)	(10.94)%	1.14%	2.00	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57	$83	$10
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.40%	1.40%	1.40	%(8)
Net investment income	3.66%	4.34%	1.50	%(8)
Portfolio Turnover of the Portfolio	59%	55%	0	%(4)(9)

(1)	For the period from the start of business, August 29, 2013, to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 7.20%, 4.22% and 46.70% of average daily net assets for the years ended October 31, 2015 and 2014 and the period ended October 31, 2013, respectively). Absent this reimbursement, total return would be lower.

(8)	Annualized.

(9)	For the period from the Portfolio’s start of business, August 26, 2013, to October 31, 2013.

10	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,		Period Ended October 31, 2013(1)
	2015	2014
Net asset value — Beginning of period	$9.730	$10.210	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.365	$0.459	$0.032
Net realized and unrealized gain (loss)	(1.389)	(0.318)	0.178

Total income (loss) from operations	$(1.024)	$0.141	$0.210

Less Distributions
From net investment income	$—	$(0.544)	$—
Tax return of capital	(0.136)	(0.077)	—

Total distributions	$(0.136)	$(0.621)	$—

Net asset value — End of period	$8.570	$9.730	$10.210

Total Return(3)	(10.64)%	1.42%	2.10	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,049	$2,171	$1,205
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.10%	1.10%	1.10	%(8)
Net investment income	3.99%	4.59%	1.84	%(8)
Portfolio Turnover of the Portfolio	59%	55%	0	%(4)(9)

(1)	For the period from the start of business, August 29, 2013, to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 7.20%, 4.22% and 46.70% of average daily net assets for the years ended October 31, 2015 and 2014 and the period ended October 31, 2013, respectively). Absent this reimbursement, total return would be lower.

(8)	Annualized.

(9)	For the period from the Portfolio’s start of business, August 26, 2013, to October 31, 2013.

11	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Currency Income Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Currency Income Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (2.4% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions quarterly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions

12

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Notes to Financial Statements — continued

in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$—	$114,771
Tax return of capital	$17,567	$17,596

During the year ended October 31, 2015, accumulated net realized loss was decreased by $164,670, accumulated undistributed net investment income was decreased by $48,022 and paid-in capital was decreased by $116,648 due to differences between book and tax accounting, primarily for foreign currency gain (loss), net operating losses, tax straddle transactions, premium amortization, accretion of market discount, the Portfolio’s investment in a subsidiary and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(4,395)
Net unrealized depreciation	$(84,942)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency transactions, premium amortization, partnership allocations and accretion of market discount.

At October 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $4,395 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2015, $4,395 are short-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2015, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.40% and 1.10% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 29, 2016. Pursuant to this agreement, EVM was allocated $90,448 of the Fund’s operating expenses for the year ended October 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $101 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $15 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

13

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Notes to Financial Statements — continued

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $177 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $107,251 and $1,137,343, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	4,618	7,520
Issued to shareholders electing to receive payments of distributions in Fund shares	76	139
Redemptions	(6,563)	(90)

Net increase (decrease)	(1,869)	7,569

	Year Ended October 31,
Class I	2015	2014

Sales	327	134,246
Issued to shareholders electing to receive payments of distributions in Fund shares	350	6,975
Redemptions	(101,308)	(36,244)

Net increase (decrease)	(100,631)	104,977

At October 31, 2015, EVM owned 77.4% of the value of the outstanding shares of the Fund.

14

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Currency Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Currency Income Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Currency Income Advantage Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

15

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Currency Income Advantage Portfolio

October 31, 2015

Portfolio of Investments

Foreign Government Bonds — 39.9%

Security		Principal Amount (000’s omitted)	Value

Bangladesh — 8.5%
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	29,600	$387,655
Bangladesh Treasury Bond, 11.25%, 2/8/17	BDT	20,000	274,292
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	140,000	1,939,376
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	30,100	420,427
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	10,100	142,054
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	41,900	599,764
Bangladesh Treasury Bond, 11.72%, 2/6/18	BDT	5,400	76,893
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	12,400	178,903

Total Bangladesh			$4,019,364

Bosnia and Herzegovina — 0.0%(1)
Republic of Srpska, 1.50%, 6/9/25	BAM	51	$22,364

Total Bosnia and Herzegovina			$22,364

Brazil — 0.9%
Brazil Letras do Tesouro Nacional, 0.00%, 10/1/16	BRL	1,952	$444,350

Total Brazil			$444,350

Colombia — 0.5%
Titulos De Tesoreria B, 5.25%, 11/11/15	COP	683,000	$235,799

Total Colombia			$235,799

Dominican Republic — 8.8%
Dominican Republic International Bond, 10.40%, 5/10/19(2)	DOP	37,200	$838,060
Dominican Republic International Bond, 13.50%, 8/4/17(2)	DOP	1,500	35,308
Dominican Republic International Bond, 14.00%, 6/8/18(2)	DOP	39,000	948,767
Dominican Republic International Bond, 16.00%, 2/10/17(2)	DOP	98,200	2,341,119

Total Dominican Republic			$4,163,254

Georgia — 0.0%(1)
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	30	$12,217

Total Georgia			$12,217

Iceland — 7.9%
Republic of Iceland, 6.25%, 2/5/20	ISK	175,095	$1,018,795
Republic of Iceland, 7.25%, 10/26/22	ISK	234,038	1,458,179
Republic of Iceland, 8.75%, 2/26/19	ISK	203,944	1,260,733

Total Iceland			$3,737,707

Security		Principal Amount (000’s omitted)	Value

Malaysia — 3.9%
Malaysia Government Bond, 3.82%, 11/15/16	MYR	7,800	$1,831,328

Total Malaysia			$1,831,328

Philippines — 0.6%
Republic of the Philippines, 4.95%, 1/15/21	PHP	12,000	$264,671

Total Philippines			$264,671

Sri Lanka — 0.4%
Sri Lanka Government Bond, 6.40%, 8/1/16	LKR	27,700	$194,817

Total Sri Lanka			$194,817

Uruguay — 3.0%
Uruguay Notas Del Tesoro, 4.25%, 1/5/17(3)	UYU	20,755	$701,750
Uruguay Notas Del Tesoro, 9.50%, 1/27/16	UYU	6,840	229,535
Uruguay Notas Del Tesoro, 11.00%, 3/21/17	UYU	15,410	504,708

Total Uruguay			$1,435,993

Vietnam — 5.4%
Vietnam Government Bond, 7.60%, 10/31/16	VND	16,000,000	$734,899
Vietnam Government Bond, 7.80%, 3/31/16	VND	40,000,000	1,814,799

Total Vietnam			$2,549,698

Total Foreign Government Bonds (identified cost $19,791,270)			$18,911,562

Foreign Corporate Bonds — 1.0%

Security		Principal Amount (000’s omitted)	Value

Supranational — 1.0%
International Bank for Reconstruction & Development, 3.40%, 4/15/17(3)	UYU	13,974	$466,475

Total Supranational			$466,475

Total Foreign Corporate Bonds (identified cost $609,521)			$466,475

17	See Notes to Financial Statements.

Currency Income Advantage Portfolio

October 31, 2015

Portfolio of Investments — continued

Currency Options Purchased — 0.1%

Description	Counter- party	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Call INR/Put USD	Citibank, N.A.	INR 69,482	INR 67.79	7/4/16	$24,966
Call SEK/Put EUR	Morgan Stanley & Co. International PLC	SEK 7,752	SEK 9.30	10/17/16	22,145

Total Currency Options Purchased (identified cost $62,774)					$47,111

Short-Term Investments — 61.8%

Foreign Government Securities — 25.1%

Security		Principal Amount (000’s omitted)	Value

Georgia — 4.0%
Georgia Treasury Bill, 0.00%, 1/7/16	GEL	2,796	$1,150,338
Georgia Treasury Bill, 0.00%, 8/18/16	GEL	1,938	745,116

Total Georgia			$1,895,454

Iceland — 1.5%
Iceland Treasury Bill, 0.00%, 12/15/15	ISK	113,900	$637,897
Iceland Treasury Bill, 0.00%, 4/15/16	ISK	15,960	88,707

Total Iceland			$726,604

Lebanon — 7.9%
Lebanon Treasury Bill, 0.00%, 1/7/16	LBP	1,662,760	$1,094,063
Lebanon Treasury Bill, 0.00%, 2/25/16	LBP	775,780	506,513
Lebanon Treasury Bill, 0.00%, 3/17/16	LBP	2,533,130	1,652,724
Lebanon Treasury Bill, 0.00%, 3/31/16	LBP	366,590	238,632
Lebanon Treasury Bill, 0.00%, 9/22/16	LBP	390,620	248,991

Total Lebanon			$3,740,923

Mexico — 2.1%
Mexico Cetes, 0.00%, 4/14/16	MXN	16,682	$995,383

Total Mexico			$995,383

Pakistan — 4.1%
Pakistan Treasury Bill, 0.00%, 8/4/16	PKR	214,600	$1,941,082

Total Pakistan			$1,941,082

Security		Principal Amount (000’s omitted)	Value

Sri Lanka — 5.5%
Sri Lanka Treasury Bill, 0.00%, 12/25/15	LKR	38,570	$270,835
Sri Lanka Treasury Bill, 0.00%, 1/8/16	LKR	111,250	779,209
Sri Lanka Treasury Bill, 0.00%, 2/26/16	LKR	46,650	323,767
Sri Lanka Treasury Bill, 0.00%, 3/4/16	LKR	174,620	1,210,257

Total Sri Lanka			$2,584,068

Total Foreign Government Securities (identified cost $12,367,753)			$11,883,514

U.S. Treasury Obligations — 26.0%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/17/15		$2,000	$1,999,966
U.S. Treasury Bill, 0.00%, 3/24/16(4)		10,300	10,294,737

Total U.S. Treasury Obligations (identified cost $12,298,816)			$12,294,703

Other — 10.7%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(5)		$5,064	$5,064,067

Total Other (identified cost $5,064,067)			$5,064,067

Total Short-Term Investments (identified cost $29,730,636)			$29,242,284

Total Investments— 102.8% (identified cost $50,194,201)			$48,667,432

18	See Notes to Financial Statements.

Currency Income Advantage Portfolio

October 31, 2015

Portfolio of Investments — continued

Currency Options Written — (0.1)%

Description	Counter- party	Principal Amount of Contracts (000’s omitted)	Strike Price	Expira- tion Date	Value
Call INR/Put USD	Deutsche Bank AG	INR 69,482	INR 67.79	7/4/16	$(24,966)

Total Currency Options Written (premium received $18,901)					$(24,966)

Other Assets, Less Liabilities — (2.7)%					$(1,267,731)

Net Assets — 100.0%					$47,374,735

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Amount is less than 0.05%.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $4,163,254 or 8.8% of the Portfolio’s net assets.

(3)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(4)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	3,311,608	PLN	14,183,616	BNP Paribas	11/3/15	$—	$(28,765)
EUR	350,586	PLN	1,486,000	Deutsche Bank AG	11/3/15	981	—
PLN	15,669,616	EUR	3,686,268	Deutsche Bank AG	11/3/15	1,311	—
ZMW	2,292,000	USD	285,885	Standard Chartered Bank	11/3/15	—	(103,691)
ZMW	2,268,000	USD	285,988	Standard Chartered Bank	11/3/15	—	(105,702)
BRL	5,586,000	USD	1,388,723	Standard Chartered Bank	11/4/15	59,722	—
USD	1,422,279	BRL	5,586,000	Standard Chartered Bank	11/4/15	—	(26,166)
ZMW	1,737,000	USD	218,850	Standard Chartered Bank	11/6/15	—	(80,880)
ZMW	3,468,000	USD	445,522	Standard Chartered Bank	11/6/15	—	(170,058)
PHP	49,026,000	USD	1,037,258	Bank of America, N.A.	11/9/15	9,702	—
PHP	64,364,000	USD	1,362,922	BNP Paribas	11/9/15	11,584	—
PHP	47,998,000	USD	1,015,508	Citibank, N.A.	11/9/15	9,499	—
CLP	402,909,000	USD	583,588	BNP Paribas	11/18/15	—	(1,819)
CLP	1,531,912,296	USD	2,225,808	BNP Paribas	11/18/15	—	(13,849)
MXN	15,204,000	USD	883,830	Deutsche Bank AG	11/19/15	35,611	—
MXN	30,741,979	USD	1,853,154	Standard Chartered Bank	11/19/15	5,924	—
INR	30,020,000	USD	445,004	Bank of America, N.A.	11/27/15	12,360	—
BRL	5,586,000	USD	1,407,833	Standard Chartered Bank	12/2/15	26,733	—
EUR	1,944,533	USD	2,188,029	Bank of America, N.A.	12/2/15	—	(48,953)
USD	2,239,470	EUR	1,944,533	Bank of America, N.A.	12/2/15	100,394	—
GBP	1,366,000	EUR	1,848,278	Standard Chartered Bank	12/4/15	72,174	—
EUR	2,319,956	USD	2,615,054	Deutsche Bank AG	12/9/15	—	(62,598)
INR	97,620,000	USD	1,481,625	Bank of America, N.A.	12/9/15	2,617	—
INR	93,547,000	USD	1,419,592	Deutsche Bank AG	12/9/15	2,723	—
INR	82,370,000	USD	1,262,153	Standard Chartered Bank	12/9/15	—	(9,776)
TRY	7,756,194	USD	2,481,625	Standard Chartered Bank	12/11/15	148,683	—
USD	744,088	EUR	664,000	Standard Chartered Bank	12/14/15	13,457	—
EUR	458,846	USD	520,859	Standard Chartered Bank	12/16/15	—	(15,944)
USD	5,056,309	EUR	4,527,497	Standard Chartered Bank	12/16/15	74,245	—

19	See Notes to Financial Statements.

Currency Income Advantage Portfolio

October 31, 2015

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ZMW	8,176,900	USD	1,033,677	Standard Chartered Bank	12/16/15	$—	$(396,228)
COP	3,661,089,658	USD	1,179,095	Standard Chartered Bank	12/18/15	78,066	—
NOK	16,250,000	EUR	1,756,295	Standard Chartered Bank	12/18/15	—	(21,613)
CNH	10,361,000	USD	1,603,746	Bank of America, N.A.	12/21/15	26,538	—
GBP	1,348,000	USD	2,109,035	BNP Paribas	12/22/15	—	(31,385)
RON	10,173,000	EUR	2,296,907	BNP Paribas	12/29/15	—	(6,314)
TRY	1,916,000	USD	781,094	Bank of America, N.A.	1/13/16	—	(137,346)
TRY	566,580	USD	232,062	Deutsche Bank AG	1/13/16	—	(41,700)
USD	216,303	TRY	609,000	BNP Paribas	1/13/16	11,687	—
USD	144,415	TRY	398,000	BNP Paribas	1/13/16	10,693	—
USD	111,307	TRY	303,000	BNP Paribas	1/13/16	9,503	—
USD	226,136	TRY	616,000	Standard Chartered Bank	1/13/16	19,169	—
SEK	11,005,137	EUR	1,180,540	Morgan Stanley & Co. International PLC	1/19/16	—	(9,384)
SEK	21,540,380	EUR	2,301,299	Standard Chartered Bank	1/19/16	—	(8,045)
USD	22,314	EUR	19,653	BNP Paribas	1/21/16	670	—
CNH	13,925,000	USD	2,171,709	BNP Paribas	1/26/16	12,797	—
HUF	260,087,297	EUR	839,193	Deutsche Bank AG	1/27/16	—	(4,650)
UYU	26,000,000	USD	861,498	Citibank, N.A.	1/28/16	—	(114)
RSD	260,275,000	EUR	2,032,604	Citibank, N.A.	1/29/16	114,674	—
PLN	14,183,616	EUR	3,297,978	BNP Paribas	2/3/16	28,325	—
ZMW	3,370,100	USD	419,950	Citibank, N.A.	2/10/16	—	(165,340)
ZMW	1,595,000	USD	195,512	Standard Chartered Bank	3/10/16	—	(76,894)
ZMW	3,125,000	USD	366,199	Standard Chartered Bank	3/10/16	—	(133,797)
GTQ	10,963,000	USD	1,407,046	Citibank, N.A.	3/11/16	5,372	—
ZMW	1,537,000	USD	187,553	ICBC Standard Bank plc	3/14/16	—	(73,494)
ZMW	7,025,000	USD	848,430	Standard Chartered Bank	3/14/16	—	(327,113)
KES	50,100,000	USD	456,908	ICBC Standard Bank plc	4/27/16	16,059	—
RSD	224,140,000	EUR	1,756,996	Citibank, N.A.	9/2/16	—	(21,666)
RSD	23,451,000	EUR	186,119	Citibank, N.A.	10/13/16	—	(6,483)

						$921,273	$(2,129,767)

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Receives	Portfolio Pays	Termination Date	Net Unrealized Depreciation

Citibank, N.A.	LKR 200,000	Total Return on Sri Lanka Government Bond, 8.00% due 11/15/18	3-month USD-LIBOR-BBA + 100 bp on $1,453,053 (Notional Amount) plus Notional Amount at termination date	11/17/18	$(222)

					$(222)

20	See Notes to Financial Statements.

Currency Income Advantage Portfolio

October 31, 2015

Portfolio of Investments — continued

Currency Abbreviations:

BAM	–	Bosnia-Herzegovina Convertible Mark
BDT	–	Bangladesh Taka
BRL	–	Brazilian Real
CLP	–	Chilean Peso
CNH	–	Yuan Renminbi Offshore
COP	–	Colombian Peso
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
GTQ	–	Guatemalan Quetzal
HUF	–	Hungarian Forint
INR	–	Indian Rupee
ISK	–	Icelandic Krona
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound

LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krone
PHP	–	Philippine Peso
PKR	–	Pakistani Rupee
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
SEK	–	Swedish Krona
TRY	–	New Turkish Lira
USD	–	United States Dollar
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
ZMW	–	Zambian Kwacha

21	See Notes to Financial Statements.

Currency Income Advantage Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $45,130,134)	$43,603,365
Affiliated investment, at value (identified cost, $5,064,067)	5,064,067
Restricted cash*	291,000
Foreign currency, at value (identified cost, $94,848)	97,909
Interest receivable	620,533
Interest receivable from affiliated investment	982
Receivable for open forward foreign currency exchange contracts	921,273
Receivable from affiliate	7,188
Total assets	$50,606,317

Liabilities
Written options outstanding, at value (premiums received, $18,901)	$24,966
Payable for open forward foreign currency exchange contracts	2,129,767
Payable for open swap contracts	222
Due to custodian	968,264
Payable to affiliates:
Investment adviser fee	36,160
Trustees’ fees	273
Accrued expenses	71,930
Total liabilities	$3,231,582
Net Assets applicable to investors’ interest in Portfolio	$47,374,735

Sources of Net Assets
Investors’ capital	$50,114,784
Net unrealized depreciation	(2,740,049)
Total	$47,374,735

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

22	See Notes to Financial Statements.

Currency Income Advantage Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest (net of foreign taxes, $58,883)	$2,468,457
Interest allocated from affiliated investment	10,921
Expenses allocated from affiliated investment	(1,018)
Total investment income	$2,478,360

Expenses
Investment adviser fee	$451,992
Trustees’ fees and expenses	3,150
Custodian fee	136,452
Legal and accounting services	42,640
Miscellaneous	14,581
Total expenses	$648,815
Deduct —
Allocation of expenses to affiliate	$97,284
Reduction of custodian fee	52
Total expense reductions	$97,336

Net expenses	$551,479

Net investment income	$1,926,881

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(2,327,006)
Investment transactions allocated from affiliated investment	23
Written options	26,466
Foreign currency and forward foreign currency exchange contract transactions	(2,946,681)
Net realized loss	$(5,247,198)
Change in unrealized appreciation (depreciation) —
Investments	$(1,084,083)
Written options	(6,065)
Swap contracts	(222)
Foreign currency and forward foreign currency exchange contracts	(1,260,389)
Net change in unrealized appreciation (depreciation)	$(2,350,759)

Net realized and unrealized loss	$(7,597,957)

Net decrease in net assets from operations	$(5,671,076)

23	See Notes to Financial Statements.

Currency Income Advantage Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015(1)	2014(1)
From operations —
Net investment income	$1,926,881	$2,384,973
Net realized loss from investment transactions, written options, futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(5,247,198)	(525,613)
Net change in unrealized appreciation (depreciation) from investments, written options, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(2,350,759)	(1,076,673)
Net increase (decrease) in net assets from operations	$(5,671,076)	$782,687
Capital transactions —
Contributions	$107,251	$1,728,408
Withdrawals	(1,137,343)	(540,851)
Net increase (decrease) in net assets from capital transactions	$(1,030,092)	$1,187,557

Net increase (decrease) in net assets	$(6,701,168)	$1,970,244

Net Assets
At beginning of year	$54,075,903	$52,105,659
At end of year	$47,374,735	$54,075,903

(1)	Includes the accounts of the subsidiary through April 1, 2015, as discussed in Note 1.

24	See Notes to Financial Statements.

Currency Income Advantage Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,		Period Ended October 31, 2013(1)
Ratios/Supplemental Data	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(2)(3)	1.10%	1.10%	1.40	%(4)
Net investment income	3.84%	4.45%	1.46	%(4)
Portfolio Turnover	59%	55%	0	%(5)

Total Return	(10.67)%	1.45%	2.00	%(5)

Net assets, end of period (000’s omitted)	$47,375	$54,076	$52,106

(1)	For the period from the start of business, August 26, 2013, to October 31, 2013.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.19%, 0.36% and 0.79% of average daily net assets for the years ended October 31, 2015 and 2014 and the period ended October 31, 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Annualized.

(5)	Not annualized.

25	See Notes to Financial Statements.

Currency Income Advantage Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Currency Income Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Currency Income Advantage Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund and Eaton Vance Short Duration Strategic Income Fund held an interest of 2.4%, 15.6% and 82.0%, respectively, in the Portfolio.

Prior to April 2, 2015, the Portfolio sought to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CIA Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. As of the close of business on April 1, 2015, the Portfolio fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of cash and securities, were transferred to the Portfolio with no gain or loss for financial reporting purposes. As of October 31, 2015, the Subsidiary has been dissolved with the Cayman Islands authorities. The accompanying financial statements include the accounts of the Subsidiary through April 1, 2015. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

26

Currency Income Advantage Portfolio

October 31, 2015

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio. Upon liquidation of the Subsidiary, the Portfolio will recognize gain or loss determined as the difference between the proceeds received (including cash and securities) and its tax basis in the Subsidiary.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

27

Currency Income Advantage Portfolio

October 31, 2015

Notes to Financial Statements — continued

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and, prior to April 2, 2015, the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.90% of its respective average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $451,992 or 0.90% of the Portfolio’s consolidated average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $97,284 of the Portfolio’s operating expenses for the year ended October 31, 2015. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, aggregated $13,252,306 and $15,810,735, respectively, for the year ended October 31, 2015.

28

Currency Income Advantage Portfolio

October 31, 2015

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$50,430,428

Gross unrealized appreciation	$120,573
Gross unrealized depreciation	(1,883,569)

Net unrealized depreciation	$(1,762,996)

The net unrealized depreciation on derivative contracts and foreign currency at October 31, 2015 on a federal income tax basis was $1,427,605.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, written options and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended October 31, 2015 was as follows:

	Principal Amount of Contracts (000’s omitted)

Currency	BRL	GBP	INR	MXN

Outstanding, beginning of year	—	—	—	—
Options written	5,406	644	69,482	50,260
Options exercised	(5,406)	—	—	—
Options expired	—	(644)	—	(50,260)

Outstanding, end of year	—	—	69,482	—

	Principal Amount of Contracts (000’s omitted)		Premiums Received

Currency	PLN	SEK	USD

Outstanding, beginning of year	—	—	—
Options written	3,656	8,114	58,196
Options exercised	—	—	(12,833)
Options expired	(3,656)	(8,114)	(26,462)

Outstanding, end of year	—	—	18,901

BRL	–	Brazilian Real
GBP	–	British Pound Sterling
INR	–	Indian Rupee
MXN	–	Mexican Peso
PLN	–	Polish Zloty

29

Currency Income Advantage Portfolio

October 31, 2015

Notes to Financial Statements — continued

SEK	–	Swedish Krona
USD	–	United States Dollar

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Foreign Exchange Risk: The Portfolio enters into forward foreign currency exchange contracts, currency options and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $2,154,955. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,515,374 at October 31, 2015.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Foreign Exchange	Total

Unaffiliated investments, at value	$47,111	$47,111
Receivable for open forward foreign currency exchange contracts	921,273	921,273

Total Asset Derivatives subject to master netting or similar agreements	$968,384	$968,384

Written options outstanding, at value	$(24,966)	$(24,966)
Payable for open forward foreign currency exchange contracts	(2,129,767)	(2,129,767)
Payable for open swap contracts	(222)	(222)

Total Liability Derivatives subject to master netting or similar agreements	$(2,154,955)	$(2,154,955)

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2015.

30

Currency Income Advantage Portfolio

October 31, 2015

Notes to Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$151,611	$(151,611)	$—	$—	$—
BNP Paribas	85,259	(82,132)	—	—	3,127
Citibank, N.A.	154,511	(154,511)	—	—	—
Deutsche Bank AG	40,626	(40,626)	—	—	—
ICBC Standard Bank plc	16,059	(16,059)	—	—	—
Morgan Stanley & Co. International PLC	22,145	(9,384)	—	—	12,761
Standard Chartered Bank	498,173	(498,173)	—	—	—

	$968,384	$(952,496)	$—	$—	$15,888

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(186,299)	$151,611	$9,995	$—	$(24,693)
BNP Paribas	(82,132)	82,132	—	—	—
Citibank, N.A.	(193,825)	154,511	—	39,314	—
Deutsche Bank AG	(133,914)	40,626	—	—	(93,288)
ICBC Standard Bank plc	(73,494)	16,059	—	—	(57,435)
Morgan Stanley & Co. International PLC	(9,384)	9,384	—	—	—
Standard Chartered Bank	(1,475,907)	498,173	977,734	—	—

	$(2,154,955)	$952,496	$987,729	$39,314	$(175,416)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

31

Currency Income Advantage Portfolio

October 31, 2015

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2015 was as follows:

Statement of Operations Caption

Net realized gain (loss) —
Investment transactions	$(1,286)
Written options	26,466

Foreign currency and forward foreign currency exchange contract transactions	(2,850,866)

Total	$(2,825,686)

Change in unrealized appreciation (depreciation) —
Investments	$(15,663)
Written options	(6,065)
Swap contracts	(222)

Foreign currency and forward foreign currency exchange contracts	(1,279,415)

Total	$(1,301,365)

The average notional amounts of derivative instruments outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Forward Foreign Currency Exchange Contracts	Swap Contracts

$79,359,000	$109,000

The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was approximately $464,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

32

Currency Income Advantage Portfolio

October 31, 2015

Notes to Financial Statements — continued

8  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At October 31, 2015, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $968,264. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2015. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015. The Portfolio’s average overdraft advances during the year ended October 31, 2015 were not significant.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$18,911,562	$—	$18,911,562
Foreign Corporate Bonds	—	466,475	—	466,475
Currency Options Purchased	—	47,111	—	47,111
Short-Term Investments —
Foreign Government Securities	—	11,883,514	—	11,883,514
U.S. Treasury Obligations	—	12,294,703	—	12,294,703

Other	—	5,064,067	—	5,064,067

Total Investments	$—	$48,667,432	$—	$48,667,432

Forward Foreign Currency Exchange Contracts	$—	$921,273	$—	$921,273

Total	$—	$49,588,705	$—	$49,588,705

Liability Description

Currency Options Written	$—	$(24,966)	$—	$(24,966)
Forward Foreign Currency Exchange Contracts	—	(2,129,767)	—	(2,129,767)
Swap Contracts	—	(222)	—	(222)

Total	$—	$(2,154,955)	$—	$(2,154,955)

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

33

Currency Income Advantage Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Currency Income Advantage Portfolio:

We have audited the accompanying statement of assets and liabilities of Currency Income Advantage Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Currency Income Advantage Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

34

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Currency Income Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

35

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

John R. Baur 1970	President of the Portfolio	2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

36

Eaton Vance

Currency Income Advantage Fund

October 31, 2015

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Currency Income Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Currency Income Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7856    10.31.15

Eaton Vance

Diversified Currency

Income Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Diversified Currency Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 37

Federal Tax Information	18

Management and Organization	38

Important Notices	41

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The divergent performance of major economies and a steep drop in commodity prices were key themes influencing the financial markets during the 12 months ended October 31, 2015. Global equity returns were flat, corporate credit spreads generally widened and the U.S. dollar strengthened broadly. Government bond yields fell across developed markets, while spreads on emerging market sovereign debt widened relative to comparable-maturity U.S. Treasury securities.

The U.S. economy continued to grow at a moderate pace, with the exception of a rough patch over the winter related to weather and West Coast port disruptions. The unemployment rate declined, home values rose and gasoline prices tumbled, leaving consumers with more discretionary income. The Federal Reserve held short-term interest rates steady but signaled that a rate hike could be imminent should the economy strengthen further. In contrast, weak economic data in Europe and Japan prompted the European Central Bank (ECB) to launch a bond-buying program and the Bank of Japan to increase stimulus.

Developments in China took center stage in the second half of the period. After a powerful spring rally, Chinese equities plummeted over the summer on signs that the world’s second-largest economy might be slowing more abruptly than investors had previously thought. Chinese policymakers took numerous steps to stabilize their stock market and boost growth, including devaluing the yuan. The instability in China sparked a global sell-off in risk assets, with commodities and financial assets in commodity-exporting countries bearing the brunt of the decline. Chinese stocks rebounded in the final weeks of the period, although economic data remained soft.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Diversified Currency Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of –6.12%. By comparison, the Fund’s benchmark, the JPMorgan Emerging Local Markets Index Plus (ELMI+)2 (the Index), returned –9.96% during the period.

Investments in Eastern Europe had the largest positive impact on results relative to the Index, led by exposure to the Serbian dinar versus the euro. Serbian policymakers secured a loan program from the International Monetary Fund, kept inflation under control and narrowed the fiscal deficit, moving Serbia closer to European Union accession. Positions in the Polish zloty and Romanian leu against the euro were also beneficial amid aggressive ECB monetary easing.

Holdings in Western Europe and the Middle East — most notably the Icelandic krona and Lebanese pound — contributed positively to Fund performance. Growth in a broad mix of industries drove Iceland’s economy forward, and the krona was one of the few currencies to appreciate versus both the U.S. dollar and the euro. The Lebanese pound was stable despite political unrest in the country.

Sub-Saharan Africa was the worst-performing region, driven by a position in the Zambian kwacha. Plunging copper prices and uncertainty about future copper demand from China led to a dramatic loss in the kwacha that erased the benefit of a high carry available on the currency (i.e., attractive yields in Zambia versus other countries). Latin America and Asia were also a drag on results relative to the Index, where falling oil prices hurt positions in currencies of oil exporters. Significant detractors included the Colombian peso, Mexican peso and Indonesian rupiah.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/27/2007	06/27/2007	–6.12%	0.22%	3.71%
Class A with 4.75% Maximum Sales Charge	—	—	–10.62	–0.75	3.11
Class C at NAV	03/01/2011	06/27/2007	–6.72	–0.49	3.27
Class C with 1% Maximum Sales Charge	—	—	–7.61	–0.49	3.27
Class I at NAV	03/01/2011	06/27/2007	–5.78	0.51	3.89
JPMorgan Emerging Local Markets Index Plus (ELMI+)	—	—	–9.96%	–2.73%	1.14%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.25%	1.95%	0.95%
Net			1.10	1.80	0.80
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	06/27/2007	$13,083	N.A.
Class I	$250,000	06/27/2007	$343,890	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Fund Profile5

Foreign Currency Exposure (% of net assets)6

Serbia	5.9%	Vietnam	2.7%

Dominican Republic	5.6	Romania	2.6

India	5.1	Pakistan	2.3

Iceland	4.7	Norway	2.3

Lebanon	4.6	Georgia	2.2

United Kingdom	4.5	Costa Rica	2.1

Sri Lanka	4.3	Brazil	1.9

Mexico	4.3	Malaysia	1.8

Bangladesh	4.3	Guatemala	1.3

Sweden	4.2	Colombia	1.2

China	4.2	Bosnia and Herzegovina	1.0

Philippines	3.8	Other	1.4	*

Poland	3.7	Euro	-23.8

Zambia	3.2	Total Long	93.8

Uruguay	2.9	Total Short	-23.8

Chile	2.9	Total Net	70.0

Turkey	2.8

*	Includes amounts each less than 1.0%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Emerging Local Markets Index Plus (ELMI+) is an unmanaged index of local currency money market instruments in emerging market countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/29/16. Without the reimbursement, if applicable, performance would have been lower.

5	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Currency exposures include all foreign exchange denominated assets, currency, derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$964.10	$5.54	**	1.12%
Class C	$1,000.00	$961.00	$9.00	**	1.82%
Class I	$1,000.00	$966.00	$4.06	**	0.82%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.70	**	1.12%
Class C	$1,000.00	$1,016.00	$9.25	**	1.82%
Class I	$1,000.00	$1,021.10	$4.18	**	0.82%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in International Income Portfolio, at value (identified cost, $247,691,346)	$229,179,071
Receivable for Fund shares sold	467,060
Receivable from affiliate	21,579
Total assets	$229,667,710

Liabilities
Payable for Fund shares redeemed	$1,177,814
Payable to affiliates:
Distribution and service fees	42,558
Trustees’ fees	42
Accrued expenses	93,285
Total liabilities	$1,313,699
Net Assets	$228,354,011

Sources of Net Assets
Paid-in capital	$277,235,547
Accumulated net realized loss from Portfolio	(30,207,980)
Accumulated distributions in excess of net investment income	(161,281)
Net unrealized depreciation from Portfolio	(18,512,275)
Total	$228,354,011

Class A Shares
Net Assets	$63,626,181
Shares Outstanding	7,058,259
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.01
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.46

Class C Shares
Net Assets	$30,021,880
Shares Outstanding	3,335,207
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.00

Class I Shares
Net Assets	$134,705,950
Shares Outstanding	14,973,222
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.00

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest allocated from Portfolio (net of foreign taxes, $423,515)	$14,952,193
Expenses, excluding interest expense, allocated from Portfolio	(2,733,189)
Interest expense allocated from Portfolio	(22,302)
Total investment income from Portfolio	$12,196,702

Expenses
Distribution and service fees
Class A	$279,031
Class C	386,171
Trustees’ fees and expenses	500
Custodian fee	27,375
Transfer and dividend disbursing agent fees	282,709
Legal and accounting services	39,306
Printing and postage	38,827
Registration fees	83,678
Miscellaneous	14,881
Total expenses	$1,152,478
Deduct —
Allocation of expenses to affiliate	$487,276
Total expense reductions	$487,276

Net expenses	$665,202

Net investment income	$11,531,500

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(27,258,979)
Written options	68,220
Financial futures contracts	(206,306)
Foreign currency and forward foreign currency exchange contract transactions	2,225,974
Net realized loss	$(25,171,091)
Change in unrealized appreciation (depreciation) —
Investments	$964,357
Written options	(46,614)
Financial futures contracts	60,324
Foreign currency and forward foreign currency exchange contracts	(9,512,385)
Net change in unrealized appreciation (depreciation)	$(8,534,318)

Net realized and unrealized loss	$(33,705,409)

Net decrease in net assets from operations	$(22,173,909)

8	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$11,531,500	$23,123,484
Net realized loss from investment transactions, written options, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(25,171,091)	(22,948,391)
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(8,534,318)	3,773,060
Net increase (decrease) in net assets from operations	$(22,173,909)	$3,948,153
Distributions to shareholders —
From net investment income
Class A	$—	$(6,602,196)
Class C	—	(1,859,428)
Class I	—	(16,529,144)
Tax return of capital
Class A	(4,799,728)	(2,605,589)
Class C	(1,714,725)	(729,909)
Class I	(11,470,092)	(6,667,009)
Total distributions to shareholders	$(17,984,545)	$(34,993,275)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$20,149,291	$71,330,698
Class C	5,106,010	13,078,339
Class I	90,557,107	200,996,051
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,453,711	8,259,858
Class C	1,328,090	2,033,179
Class I	9,479,137	20,064,607
Cost of shares redeemed
Class A	(93,107,495)	(159,373,856)
Class C	(24,462,350)	(33,700,535)
Class I	(332,690,264)	(300,902,207)
Net decrease in net assets from Fund share transactions	$(319,186,763)	$(178,213,866)

Net decrease in net assets	$(359,345,217)	$(209,258,988)

Net Assets
At beginning of year	$587,699,228	$796,958,216
At end of year	$228,354,011	$587,699,228

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(161,281)	$(3,711,955)

9	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$10.130		$10.580		$11.160		$11.310		$11.360

Income (Loss) From Operations
Net investment income(1)	$0.315		$0.332		$0.310		$0.374		$0.299
Net realized and unrealized gain (loss)	(0.921)		(0.268)		(0.376)		0.027		0.139

Total income (loss) from operations	$(0.606)		$0.064		$(0.066)		$0.401		$0.438

Less Distributions
From net investment income	$—		$(0.365)		$(0.121)		$(0.409)		$(0.488)
From net realized gain	—		—		—		(0.070)		—
Tax return of capital	(0.514)		(0.149)		(0.393)		(0.072)		—

Total distributions	$(0.514)		$(0.514)		$(0.514)		$(0.551)		$(0.488)

Net asset value — End of year	$9.010		$10.130		$10.580		$11.160		$11.310

Total Return(2)	(6.12)%		0.63%		(0.62)%		3.71%		3.86%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$63,626		$142,908		$230,834		$42,251		$12,397
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.11	%(5)(6)	1.10	%(7)	1.10	%(7)	1.10	%(7)	1.10	%(7)
Net investment income	3.27%		3.21%		2.85%		3.38%		2.60%
Portfolio Turnover of the Portfolio	23%		42%		21%		37%		31%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.19% of average daily net assets for the year ended October 31, 2015). Absent this reimbursement, total return would be lower.

(6)	Includes interest expense of 0.01% for the year ended October 31, 2015.

(7)	The administrator reimbursed certain operating expenses (equal to 0.15%, 0.16%, 0.40% and 0.82% of average daily net assets for the years ended October 31, 2014, 2013, 2012 and 2011, respectively).

10	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,								Period Ended October 31, 2011(1)
	2015		2014		2013		2012
Net asset value — Beginning of period	$10.100		$10.550		$11.120		$11.270		$11.460

Income (Loss) From Operations
Net investment income(2)	$0.244		$0.259		$0.242		$0.297		$0.150
Net realized and unrealized gain (loss)	(0.910)		(0.275)		(0.378)		0.024		(0.050)

Total income (loss) from operations	$(0.666)		$(0.016)		$(0.136)		$0.321		$0.100

Less Distributions
From net investment income	$—		$(0.308)		$(0.102)		$(0.341)		$(0.290)
From net realized gain	—		—		—		(0.070)		—
Tax return of capital	(0.434)		(0.126)		(0.332)		(0.060)		—

Total distributions	$(0.434)		$(0.434)		$(0.434)		$(0.471)		$(0.290)

Net asset value — End of period	$9.000		$10.100		$10.550		$11.120		$11.270

Total Return(3)	(6.72)%		(0.14)%		(1.26)%		2.97%		0.85	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,022		$52,516		$73,843		$3,729		$1,012
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.81	%(7)(8)	1.80	%(9)	1.80	%(9)	1.80	%(9)	1.80	%(9)(10)
Net investment income	2.55%		2.51%		2.24%		2.70%		1.97	%(10)
Portfolio Turnover of the Portfolio	23%		42%		21%		37%		31	%(11)

(1)	For the period from commencement of operations on March 1, 2011 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.19% of average daily net assets for the year ended October 31, 2015). Absent this reimbursement, total return would be lower.

(8)	Includes interest expense of 0.01% for the year ended October 31, 2015.

(9)

The administrator reimbursed certain operating expenses (equal to 0.15%, 0.16%, 0.40% and 0.82% of average daily net assets for the years ended October 31, 2014, 2013 and 2012 and the period from commencement of operations on March 1, 2011 to October 31, 2011, respectively).

(10)	Annualized.

(11)	For the Portfolio’s year ended October 31, 2011.

11	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,								Period Ended October 31, 2011(1)
	2015		2014		2013		2012
Net asset value — Beginning of period	$10.120		$10.570		$11.150		$11.300		$11.460

Income (Loss) From Operations
Net investment income(2)	$0.345		$0.363		$0.346		$0.402		$0.231
Net realized and unrealized gain (loss)	(0.916)		(0.264)		(0.377)		0.034		(0.024)

Total income (loss) from operations	$(0.571)		$0.099		$(0.031)		$0.436		$0.207

Less Distributions
From net investment income	$—		$(0.390)		$(0.130)		$(0.439)		$(0.367)
From net realized gain	—		—		—		(0.070)		—
Tax return of capital	(0.549)		(0.159)		(0.419)		(0.077)		—

Total distributions	$(0.549)		$(0.549)		$(0.549)		$(0.586)		$(0.367)

Net asset value — End of period	$9.000		$10.120		$10.570		$11.150		$11.300

Total Return(3)	(5.78)%		0.97%		(0.31)%		4.04%		1.78	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$134,706		$392,276		$492,281		$44,458		$19,959
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.81	%(7)(8)	0.80	%(9)	0.80	%(9)	0.80	%(9)	0.80	%(9)(10)
Net investment income	3.58%		3.51%		3.20%		3.64%		2.98	%(10)
Portfolio Turnover of the Portfolio	23%		42%		21%		37%		31	%(11)

(1)	For the period from commencement of operations on March 1, 2011 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.19% of average daily net assets for the year ended October 31, 2015). Absent this reimbursement, total return would be lower.

(8)	Includes interest expense of 0.01% for the year ended October 31, 2015.

(9)

The administrator reimbursed certain operating expenses (equal to 0.15%, 0.16%, 0.40% and 0.82% of average daily net assets for the years ended October 31, 2014, 2013 and 2012 and the period from commencement of operations on March 1, 2011 to October 31, 2011, respectively).

(10)	Annualized.

(11)	For the Portfolio’s year ended October 31, 2011.

12	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Diversified Currency Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (96.6% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in

13

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Notes to Financial Statements — continued

additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$—	$24,990,768
Tax return of capital	$17,984,545	$10,002,507

During the year ended October 31, 2015, accumulated net realized loss was decreased by $13,795,413, accumulated undistributed net investment income was decreased by $7,980,826 and paid-in capital was decreased by $5,814,587 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes, net operating losses, paydown gain (loss), tax straddle transactions, premium amortization, accretion of market discount, partnership allocations and the Portfolio’s investment in a subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(26,807,782)
Net unrealized depreciation	$(22,073,754)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, premium amortization, accretion of market discount, foreign currency transactions and partnership allocations.

At October 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $26,807,782, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2015, $7,310,320 are short-term and $19,497,462 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2015, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.10%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2016. Pursuant to this agreement, EVM was allocated $487,276 of the Fund’s operating expenses for the year ended October 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $3,787 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $14,996 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

14

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $279,031 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $289,628 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $96,543 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $5,000 of CDSCs paid by Class A shareholders and no CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $22,950,581 and $364,814,263, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	2,082,169	6,884,582
Issued to shareholders electing to receive payments of distributions in Fund shares	466,336	800,700
Redemptions	(9,597,116)	(15,394,321)

Net decrease	(7,048,611)	(7,709,039)

	Year Ended October 31,
Class C	2015	2014

Sales	530,323	1,262,802
Issued to shareholders electing to receive payments of distributions in Fund shares	139,527	197,735
Redemptions	(2,532,556)	(3,264,336)

Net decrease	(1,862,706)	(1,803,799)

15

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2015	2014

Sales	9,366,900	19,404,362
Issued to shareholders electing to receive payments of distributions in Fund shares	991,329	1,948,725
Redemptions	(34,160,893)	(29,146,989)

Net decrease	(23,802,664)	(7,793,902)

16

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Diversified Currency Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Diversified Currency Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Diversified Currency Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2015

17

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

International Income Portfolio

October 31, 2015

Portfolio of Investments

Foreign Government Bonds — 35.4%

Security		Principal Amount (000’s omitted)	Value

Bangladesh — 4.2%
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	174,200	$2,281,402
Bangladesh Treasury Bond, 11.30%, 3/7/17	BDT	138,000	1,899,422
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	143,000	1,980,935
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	59,400	835,444
Bangladesh Treasury Bond, 11.55%, 10/3/17	BDT	142,900	2,003,829
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	73,100	1,054,664

Total Bangladesh			$10,055,696

Bosnia and Herzegovina — 1.0%
Republic of Srpska, 1.50%, 6/30/23	BAM	1,837	$832,142
Republic of Srpska, 1.50%, 10/30/23	BAM	1,567	709,417
Republic of Srpska, 1.50%, 5/31/25	BAM	460	199,026
Republic of Srpska, 1.50%, 12/24/25	BAM	921	386,359
Republic of Srpska, 11.50%, 9/25/26	BAM	469	189,122

Total Bosnia and Herzegovina			$2,316,066

Colombia — 3.4%
Titulos De Tesoreria B, 7.00%, 9/11/19	COP	10,217,100	$3,553,858
Titulos De Tesoreria B, 7.25%, 6/15/16	COP	13,092,200	4,576,074

Total Colombia			$8,129,932

Costa Rica — 1.9%
Costa Rica Titulos de Propiedad Bond, 10.58%, 6/22/16	CRC	1,645,000	$3,198,337
Titulo Propiedad UD, 1.00%, 1/12/22(1)	CRC	528,890	856,243
Titulo Propiedad UD, 1.63%, 7/13/16(1)	CRC	293,189	542,190

Total Costa Rica			$4,596,770

Dominican Republic — 5.6%
Dominican Republic International Bond, 10.40%, 5/10/19(2)	DOP	231,200	$5,208,589
Dominican Republic International Bond, 13.50%, 8/4/17(2)	DOP	11,400	268,342
Dominican Republic International Bond, 14.00%, 6/8/18(2)	DOP	247,100	6,011,291
Dominican Republic International Bond, 16.00%, 2/10/17(2)	DOP	74,600	1,778,487

Total Dominican Republic			$13,266,709

Georgia — 0.3%
Georgia Treasury Bond, 8.50%, 7/26/17	GEL	516	$202,438
Georgia Treasury Bond, 9.80%, 4/26/17	GEL	490	198,440

Security		Principal Amount (000’s omitted)	Value

Georgia (continued)
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	165	$67,191
Georgia Treasury Bond, 11.30%, 1/26/17	GEL	500	207,809

Total Georgia			$675,878

Iceland — 4.6%
Republic of Iceland, 6.25%, 2/5/20	ISK	1,015,670	$5,909,703
Republic of Iceland, 7.25%, 10/26/22	ISK	105,472	657,142
Republic of Iceland, 8.75%, 2/26/19	ISK	693,422	4,286,570

Total Iceland			$10,853,415

Malaysia — 1.8%
Malaysia Government Bond, 3.82%, 11/15/16	MYR	18,550	$4,355,273

Total Malaysia			$4,355,273

Philippines — 0.1%
Republic of the Philippines, 4.95%, 1/15/21	PHP	15,000	$330,840

Total Philippines			$330,840

Romania — 2.6%
Romania Government Bond, 5.75%, 1/27/16	RON	24,440	$6,146,504

Total Romania			$6,146,504

Serbia — 3.5%
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	117,300	$1,128,294
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	625,470	6,108,026
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	97,600	955,736

Total Serbia			$8,192,056

Sri Lanka — 1.4%
Sri Lanka Government Bond, 8.00%, 11/15/18	LKR	244,640	$1,701,861
Sri Lanka Government Bond, 8.50%, 6/1/18	LKR	235,900	1,668,436

Total Sri Lanka			$3,370,297

Uruguay — 2.3%
Uruguay Notas Del Tesoro, 2.25%, 8/23/17(1)	UYU	15,582	$507,016
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(1)	UYU	58,355	1,968,194
Uruguay Notas Del Tesoro, 4.25%, 1/5/17(1)	UYU	86,600	2,928,024

Total Uruguay			$5,403,234

Vietnam — 2.7%
Vietnam Government Bond, 5.60%, 4/15/16	VND	38,287,200	$1,720,451

19	See Notes to Financial Statements.

International Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Vietnam (continued)
Vietnam Government Bond, 5.90%, 3/15/16	VND	50,000,000	$2,247,722
Vietnam Government Bond, 7.60%, 10/31/16	VND	7,000,000	321,518
Vietnam Government Bond, 8.60%, 2/15/16	VND	44,840,200	2,030,918

Total Vietnam			$6,320,609

Total Foreign Government Bonds (identified cost $96,378,537)			$84,013,279

Foreign Corporate Bonds — 0.6%

Security		Principal Amount (000’s omitted)	Value

Supranational — 0.6%
International Bank for Reconstruction & Development, 3.40%, 4/15/17(1)	UYU	42,323	$1,412,856

Total Supranational			$1,412,856

Total Foreign Corporate Bonds (identified cost $1,846,136)			$1,412,856

Collateralized Mortgage Obligations — 0.4%

Security		Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 2127, Class PG, 6.25%, 2/15/29		$196,531	$219,299
Federal National Mortgage Association:
Series 2009-62, Class WA, 5.57%, 8/25/39(3)		542,604	610,877

Total Collateralized Mortgage Obligations (identified cost $764,087)			$830,176

Mortgage Pass-Throughs — 1.7%

Security		Principal Amount	Value
Federal National Mortgage Association:
1.893%, with maturity at 2035(4)(5)		$885,516	$920,738
3.842%, with maturity at 2035(4)		724,715	786,075
6.50%, with maturity at 2017		167	168
7.00%, with maturity at 2033(5)		443,586	514,535
7.50%, with maturity at 2035		279,424	331,318
8.50%, with maturity at 2032		223,950	275,121

			$2,827,955

Security	Principal Amount	Value

Government National Mortgage Association:
7.00%, with maturity at 2035(5)	$754,732	$892,916
9.00%, with various maturities to 2024	374,074	418,448

		$1,311,364

Total Mortgage Pass-Throughs (identified cost $3,860,732)		$4,139,319

U.S. Treasury Obligations — 20.3%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bond, 9.875%, 11/15/15(5)	$48,100	$48,266,282

Total U.S. Treasury Obligations (identified cost $48,278,251)		$48,266,282

Currency Options Purchased — 0.1%

Descri ption	Counter party	Principal Amount of Contracts (000’s omitted)	Strike Price	Expi ration Date	Value

Call INR/ Put USD	Citibank, N.A.	INR 205,193	INR 67.79	7/4/16	$73,729
Call SEK /Put EUR	Morgan Stanley & Co. International PLC	SEK 19,594	SEK 9.30	10/17/16	55,972

Total Currency Options Purchased (identified cost $173,523)					$129,701

Short-Term Investments — 39.8%

Foreign Government Securities — 17.9%

Security		Principal Amount (000’s omitted)	Value

Brazil — 1.9%
Letra Tesouro Nacional Bill, 0.00%, 4/1/16	BRL	15,830	$3,882,805
Letra Tesouro Nacional Bill, 0.00%, 10/1/16	BRL	3,121	710,459

Total Brazil			$4,593,264

Georgia — 1.9%
Georgia Treasury Bill, 0.00%, 8/18/16	GEL	11,499	$4,421,101

Total Georgia			$4,421,101

20	See Notes to Financial Statements.

International Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Iceland — 0.1%
Iceland Treasury Bill, 0.00%, 4/15/16	ISK	32,490	$180,582

Total Iceland			$180,582

Lebanon — 4.6%
Lebanon Treasury Bill, 0.00%, 12/10/15	LBP	11,021,640	$7,276,504
Lebanon Treasury Bill, 0.00%, 1/7/16	LBP	5,687,260	3,742,105

Total Lebanon			$11,018,609

Mexico — 4.2%
Mexico Cetes, 0.00%, 12/17/15	MXN	81,855	$4,936,030
Mexico Cetes, 0.00%, 3/3/16	MXN	83,456	5,000,145

Total Mexico			$9,936,175

Pakistan — 2.3%
Pakistan Treasury Bill, 0.00%, 8/4/16	PKR	603,000	$5,454,204

Total Pakistan			$5,454,204

Sri Lanka — 2.9%
Sri Lanka Treasury Bill, 0.00%, 12/11/15	LKR	14,000	$98,555
Sri Lanka Treasury Bill, 0.00%, 1/29/16	LKR	71,620	499,738
Sri Lanka Treasury Bill, 0.00%, 2/19/16	LKR	78,150	543,130
Sri Lanka Treasury Bill, 0.00%, 2/26/16	LKR	340,340	2,362,076
Sri Lanka Treasury Bill, 0.00%, 3/4/16	LKR	475,900	3,298,371

Total Sri Lanka			$6,801,870

Total Foreign Government Securities (identified cost $43,301,497)			$42,405,805

U.S. Treasury Obligations — 18.1%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/17/15(5)		$32,000	$31,999,456
U.S. Treasury Bill, 0.00%, 3/24/16(5)		11,000	10,994,379

Total U.S. Treasury Obligations (identified cost $42,996,447)			$42,993,835

Other — 3.8%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.20%(6)	$9,136	$9,136,311

Total Other (identified cost $9,136,311)		$9,136,311

Total Short-Term Investments (identified cost $95,434,255)		$94,535,951

Total Investments — 98.3% (identified cost $246,735,521)		$233,327,564

Currency Options Written — (0.1)%

Description	Counter party	Principal Amount of Contracts (000’s omitted)	Strike Price	Expi ration Date	Value

Call INR/Put USD	Deutsche Bank AG	INR 205,193	INR 67.79	7/4/16	$(73,729)
Call TRY/Put USD	Citibank, N.A.	TRY 7,116	TRY 2.97	11/4/15	(45,249)

Total Currency Options Written (premiums received $70,710)					$(118,978)

Other Assets, Less Liabilities — 1.8%					$4,042,198

Net Assets — 100.0%					$237,250,784

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $13,266,709 or 5.6% of the Portfolio’s net assets.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2015.

(4)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2015.

(5)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

21	See Notes to Financial Statements.

International Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	7,960,221	PLN	34,093,625	BNP Paribas	11/3/15	$—	$(69,144)
EUR	1,424,266	PLN	6,038,000	JPMorgan Chase Bank, N.A.	11/3/15	3,707	—
EUR	534,434	PLN	2,271,051	JPMorgan Chase Bank, N.A.	11/3/15	—	(2)
EUR	1,944,491	PLN	8,270,000	Standard Chartered Bank	11/3/15	—	(1,816)
PLN	50,672,676	EUR	12,175,956	JPMorgan Chase Bank, N.A.	11/3/15	—	(276,435)
ZMW	4,780,000	USD	596,218	Standard Chartered Bank	11/3/15	—	(216,250)
ZMW	4,728,200	USD	596,212	Standard Chartered Bank	11/3/15	—	(220,361)
PHP	455,235,000	USD	9,901,579	Australia and New Zealand Banking Group Limited	11/4/15	—	(178,906)
SGD	6,570,000	USD	4,761,905	Bank of America, N.A.	11/6/15	—	(72,665)
USD	4,680,827	SGD	6,570,000	HSBC Bank USA, N.A.	11/6/15	—	(8,412)
ZMW	3,623,800	USD	456,573	Standard Chartered Bank	11/6/15	—	(168,734)
EUR	476,033	USD	538,570	Morgan Stanley & Co. International PLC	11/9/15	—	(15,064)
TRY	7,210,000	USD	2,504,516	BNP Paribas	11/9/15	—	(36,614)
USD	6,631,560	EUR	6,048,850	BNP Paribas	11/9/15	—	(20,526)
USD	1,109,582	PHP	52,400,000	BNP Paribas	11/9/15	—	(9,431)
CLP	1,179,347,000	USD	1,708,208	BNP Paribas	11/18/15	—	(5,326)
CLP	4,667,822,000	USD	6,782,161	BNP Paribas	11/18/15	—	(42,199)
USD	1,639,725	CLP	1,148,955,000	BNP Paribas	11/18/15	—	(19,275)
MXN	3,711,286	USD	223,720	Standard Chartered Bank	11/19/15	715	—
EUR	3,721,867	USD	4,177,608	Morgan Stanley & Co. International PLC	12/2/15	—	(83,381)
USD	11,492,932	EUR	9,979,319	Bank of America, N.A.	12/2/15	515,218	—
GBP	5,561,965	EUR	7,525,663	Standard Chartered Bank	12/4/15	293,872	—
EUR	1,342,961	USD	1,513,262	Goldman Sachs International	12/9/15	—	(35,712)
EUR	10,480,447	USD	11,809,472	Goldman Sachs International	12/9/15	—	(278,699)
INR	288,910,000	USD	4,384,925	Bank of America, N.A.	12/9/15	7,744	—
INR	276,848,000	USD	4,201,217	Deutsche Bank AG	12/9/15	8,059	—
INR	235,986,000	USD	3,616,006	Standard Chartered Bank	12/9/15	—	(28,008)
TRY	25,283,388	USD	8,089,519	Standard Chartered Bank	12/11/15	484,672	—
USD	2,500,621	TRY	7,362,500	Standard Chartered Bank	12/11/15	3,824	—
USD	2,272,608	EUR	2,028,000	Standard Chartered Bank	12/14/15	41,100	—
EUR	5,657,974	USD	6,422,649	Standard Chartered Bank	12/16/15	—	(196,607)
USD	631,674	EUR	565,611	Goldman Sachs International	12/16/15	9,275	—
USD	17,319,596	EUR	15,508,234	Standard Chartered Bank	12/16/15	254,313	—
ZMW	19,510,800	USD	2,466,443	Standard Chartered Bank	12/16/15	—	(945,434)
NOK	45,690,000	EUR	4,938,162	Standard Chartered Bank	12/18/15	—	(60,768)
USD	5,045,357	COP	15,665,832,000	Standard Chartered Bank	12/18/15	—	(334,044)
CNH	29,826,000	USD	4,616,671	Bank of America, N.A.	12/21/15	76,395	—
EUR	1,331,000	USD	1,521,458	UBS AG	12/22/15	—	(56,614)
GBP	1,369,000	USD	2,141,891	BNP Paribas	12/22/15	—	(31,874)
TRY	7,979,000	USD	3,252,792	Bank of America, N.A.	1/13/16	—	(571,963)
TRY	2,357,510	USD	965,599	Deutsche Bank AG	1/13/16	—	(173,510)
USD	1,375,781	TRY	3,873,510	BNP Paribas	1/13/16	74,337	—
USD	920,191	TRY	2,536,000	BNP Paribas	1/13/16	68,132	—
USD	475,351	TRY	1,294,000	BNP Paribas	1/13/16	40,586	—
USD	966,586	TRY	2,633,000	Standard Chartered Bank	1/13/16	81,936	—

SEK	15,136,892	EUR	1,623,760	Morgan Stanley & Co. International PLC	1/19/16	—	(12,908)

22	See Notes to Financial Statements.

International Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
SEK	61,656,990	EUR	6,587,218	Standard Chartered Bank	1/19/16	$—	$(23,027)
EUR	1,434,043	USD	1,582,538	Standard Chartered Bank	1/21/16	—	(3,223)
USD	5,225,164	EUR	4,601,398	Standard Chartered Bank	1/21/16	157,632	—
CNH	33,930,000	USD	5,291,641	BNP Paribas	1/26/16	31,183	—
HUF	622,689,567	EUR	2,009,158	Deutsche Bank AG	1/27/16	—	(11,133)
RSD	6,427,136	EUR	50,695	Citibank, N.A.	1/29/16	2,278	—
RSD	194,760,000	EUR	1,555,591	Deutsche Bank AG	1/29/16	47,673	—
RSD	3,318,000	EUR	26,188	Deutsche Bank AG	1/29/16	1,158	—
PLN	34,093,625	EUR	7,927,459	BNP Paribas	2/3/16	68,086	—
ZMW	19,965,700	USD	2,487,938	Citibank, N.A.	2/10/16	—	(979,536)
ZMW	10,251,000	USD	1,256,547	Standard Chartered Bank	3/10/16	—	(494,193)
GTQ	24,320,000	USD	3,121,350	Citibank, N.A.	3/11/16	11,917	—
ZMW	9,851,000	USD	1,202,074	ICBC Standard Bank plc	3/14/16	—	(471,044)
ZMW	10,042,000	USD	1,212,802	Standard Chartered Bank	3/14/16	—	(467,597)
ZMW	18,883,000	USD	2,242,637	Barclays Bank PLC	3/24/16	—	(848,848)
KES	120,000,000	USD	1,094,391	ICBC Standard Bank plc	4/27/16	38,465	—
RSD	448,485,000	EUR	3,496,959	Deutsche Bank AG	9/1/16	—	(21,911)

						$2,322,277	$(7,491,194)

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Depreciation

Interest Rate Futures
U.S. 5-Year Treasury Note	11	Short	Dec-15	$(1,317,407)	$(1,317,508)	$(101)
U.S. 10-Year Treasury Note	4	Short	Dec-15	(509,251)	(510,750)	(1,499)

						$(1,600)

Currency Abbreviations:

BAM	–	Bosnia-Herzegovina Convertible Mark
BDT	–	Bangladeshi Taka
BRL	–	Brazilian Real
CLP	–	Chilean Peso
CNH	–	Yuan Renminbi Offshore
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
GTQ	–	Guatemalan Quetzal
HUF	–	Hungarian Forint
INR	–	Indian Rupee
ISK	–	Icelandic Krona
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound

LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krone
PHP	–	Philippine Peso
PKR	–	Pakistani Rupee
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
TRY	–	New Turkish Lira
USD	–	United States Dollar
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
ZMW	–	Zambian Kwacha

23	See Notes to Financial Statements.

International Income Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $237,599,210)	$224,191,253
Affiliated investment, at value (identified cost, $9,136,311)	9,136,311
Cash	3,939,780
Restricted cash*	1,101
Foreign currency, at value (identified cost, $512,434)	513,569
Interest receivable	5,086,581
Interest receivable from affiliated investment	2,078
Receivable for open forward foreign currency exchange contracts	2,322,277
Tax reclaims receivable	2,510
Total assets	$245,195,460

Liabilities
Cash collateral due to broker	$1,101
Written options outstanding, at value (premiums received, $70,710)	118,978
Payable for variation margin on open financial futures contracts	229
Payable for open forward foreign currency exchange contracts	7,491,194
Payable to affiliates:
Investment adviser fee	127,321
Trustees’ fees	1,403
Other	31,604
Accrued expenses	172,846
Total liabilities	$7,944,676
Net Assets applicable to investors’ interest in Portfolio	$237,250,784

Sources of Net Assets
Investors’ capital	$255,884,586
Net unrealized depreciation	(18,633,802)
Total	$237,250,784

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

24	See Notes to Financial Statements.

International Income Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest (net of foreign taxes, $434,063)	$15,280,154
Interest allocated from affiliated investment	50,955
Expenses allocated from affiliated investment	(4,315)
Total investment income	$15,326,794

Expenses
Investment adviser fee	$2,205,867
Trustees’ fees and expenses	17,268
Custodian fee	612,299
Legal and accounting services	93,572
Interest expense	23,088
Miscellaneous	28,150
Total expenses	$2,980,244
Deduct —
Reduction of custodian fee	$146
Allocation of expenses to affiliate	153,397
Total expense reductions	$153,543

Net expenses	$2,826,701

Net investment income	$12,500,093

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $10,108)	$(27,955,299)
Investment transactions allocated from affiliated investment	48
Written options	70,531
Financial futures contracts	(211,689)
Foreign currency and forward foreign currency exchange contract transactions	2,234,861
Net realized loss	$(25,861,548)
Change in unrealized appreciation (depreciation) —
Investments	$1,086,866
Written options	(48,268)
Financial futures contracts	61,804
Foreign currency and forward foreign currency exchange contracts	(9,760,667)
Net change in unrealized appreciation (depreciation)	$(8,660,265)

Net realized and unrealized loss	$(34,521,813)

Net decrease in net assets from operations	$(22,021,720)

25	See Notes to Financial Statements.

International Income Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015(1)	2014(1)
From operations —
Net investment income	$12,500,093	$26,651,972
Net realized loss from investment transactions, written options, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(25,861,548)	(28,361,408)
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(8,660,265)	5,413,142
Net increase (decrease) in net assets from operations	$(22,021,720)	$3,703,706
Capital transactions —
Contributions	$24,820,459	$43,754,233
Withdrawals	(373,212,174)	(442,197,404)
Net decrease in net assets from capital transactions	$(348,391,715)	$(398,443,171)

Net decrease in net assets	$(370,413,435)	$(394,739,465)

Net Assets
At beginning of year	$607,664,219	$1,002,403,684
At end of year	$237,250,784	$607,664,219

(1)	Includes the accounts of the Subsidiary through April 1, 2015, as discussed in Note 1.

26	See Notes to Financial Statements.

International Income Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015		2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.81	%(2)(3)	0.83%	0.83%	0.88%	0.92%
Net investment income	3.56%		3.49%	3.20%	3.57%	2.81%
Portfolio Turnover	23%		42%	21%	37%	31%

Total Return	(5.84)%		0.90%	(0.35)%	3.93%	4.05%

Net assets, end of year (000’s omitted)	$237,251		$607,664	$1,002,404	$292,334	$206,656

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser reimbursed certain operating expenses (equal to 0.04% of average daily net assets for the year ended October 31, 2015). Absent this reimbursement, total return would be lower.

(3)	Includes interest expense of 0.01% for the year ended October 31, 2015.

27	See Notes to Financial Statements.

International Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Diversified Currency Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund and Eaton Vance Short Duration Strategic Income Fund held an interest of 96.6%, less than 0.5% and less than 0.5%, respectively, in the Portfolio.

Prior to April 2, 2015, the Portfolio sought to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance IIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. As of the close of business on April 1, 2015, the Portfolio fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of cash and securities, were transferred to the Portfolio with no gain or loss for financial reporting purposes. As of October 31, 2015, the Subsidiary has been dissolved with the Cayman Islands authorities. The accompanying financial statements include the accounts of the Subsidiary through April 1, 2015. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

28

International Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio. Upon liquidation of the Subsidiary, the Portfolio will recognize gain or loss determined as the difference between the proceeds received (including cash and securities) and its tax basis in the Subsidiary.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or commodity, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

29

International Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and, prior to April 2, 2015, the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.625% of its respective average daily net assets up to $1 billion, 0.600% from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $2,205,867 or 0.625% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $153,397 of the Portfolio’s operating expenses for the year ended October 31, 2015. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

30

International Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and paydowns for the year ended October 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$41,812,759	$198,367,568
U.S. Government and Agency Securities	—	2,828,971

	$41,812,759	$201,196,539

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$251,618,698

Gross unrealized appreciation	$972,981
Gross unrealized depreciation	(19,264,115)

Net unrealized depreciation	$(18,291,134)

The net unrealized appreciation (depreciation) on foreign currency transactions and derivative contracts at October 31, 2015 on a federal income tax basis was $(5,391,207).

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments.

Written options activity for the year ended October 31, 2015 was as follows:

	Principal Amount of Contracts (000’s omitted)							Premiums Received

Currency	BRL	GBP	INR	MXN	PLN	SEK	TRY	USD

Outstanding, beginning of year	—	—	—	—	—	—	—	—
Options written	15,487	1,691	205,193	135,258	9,596	21,296	14,479	193,057
Options exercised	(15,487)	—	—	—	—	—	(7,363)	(51,816)
Options expired	—	(1,691)	—	(135,258)	(9,596)	(21,296)	—	(70,531)

Outstanding, end of year	—	—	205,193	—	—	—	7,116	70,710

BRL	–	Brazilian Real
GBP	–	British Pound Sterling
INR	–	Indian Rupee
MXN	–	Mexican Peso

PLN	–	Polish Zloty
SEK	–	Swedish Krona
TRY	–	New Turkish Lira
USD	–	United States Dollar

31

International Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes futures contracts to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $7,610,172. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $4,391,785 at October 31, 2015.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2015.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$129,701	$—	$129,701
Receivable for open forward foreign currency exchange contracts	2,322,277	—	2,322,277

Total Asset Derivatives	$2,451,978	$—	$2,451,978

Derivatives not subject to master netting or similar agreements	$—	$—	$—

Total Asset Derivatives subject to master netting or similar agreements	$2,451,978	$—	$2,451,978

32

International Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

	Foreign Exchange	Interest Rate	Total

Written options outstanding, at value	$(118,978)	$—	$(118,978)
Net unrealized depreciation*	—	(1,600)	(1,600)
Payable for open forward foreign currency exchange contracts	(7,491,194)	—	(7,491,194)

Total Liability Derivatives	$(7,610,172)	$(1,600)	$(7,611,772)

Derivatives not subject to master netting or similar agreements	$—	$(1,600)	$(1,600)

Total Liability Derivatives subject to master netting or similar agreements	$(7,610,172)	$—	$(7,610,172)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$599,357	$(599,357)	$—	$—	$—
BNP Paribas	282,324	(234,389)	—	—	47,935
Citibank, N.A.	87,924	(87,924)	—	—	—
Deutsche Bank AG	56,890	(56,890)	—	—	—
Goldman Sachs International	9,275	(9,275)	—	—	—
ICBC Standard Bank plc	38,465	(38,465)	—	—	—
JPMorgan Chase Bank, N.A.	3,707	(3,707)	—	—	—
Morgan Stanley & Co. International PLC	55,972	(55,972)	—	—	—
Standard Chartered Bank	1,318,064	(1,318,064)	—	—	—

	$2,451,978	$(2,404,043)	$—	$—	$47,935

33

International Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(178,906)	$—	$—	$—	$(178,906)
Bank of America, N.A.	(644,628)	599,357	45,271	—	—
Barclays Bank PLC	(848,848)	—	596,904	—	(251,944)
BNP Paribas	(234,389)	234,389	—	—	—
Citibank, N.A.	(1,024,785)	87,924	683,413	—	(253,448)
Deutsche Bank AG	(280,283)	56,890	—	—	(223,393)
Goldman Sachs International	(314,411)	9,275	299,847	—	(5,289)
HSBC Bank USA, N.A.	(8,412)	—	—	—	(8,412)
ICBC Standard Bank plc	(471,044)	38,465	416,018	—	(16,561)
JPMorgan Chase Bank, N.A.	(276,437)	3,707	264,865	—	(7,865)
Morgan Stanley & Co. International PLC	(111,353)	55,972	—	—	(55,381)
Standard Chartered Bank	(3,160,062)	1,318,064	1,841,998	—	—
UBS AG	(56,614)	—	—	—	(56,614)

	$(7,610,172)	$2,404,043	$4,148,316	$—	$(1,057,813)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2015 was as follows:

Statement of Operations Caption	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$(3,518)	$—
Financial futures contracts	—	(211,689)
Written options	70,531	—

Foreign currency and forward foreign currency exchange contract transactions	3,778,250	—

Total	$3,845,263	$(211,689)

Change in unrealized appreciation (depreciation) —
Investments	$(43,822)	$—
Financial futures contracts	—	61,804
Written options	(48,268)	—

Foreign currency and forward foreign currency exchange contracts	(10,035,162)	—

Total	$(10,127,252)	$61,804

34

International Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts

$6,100,000	$350,022,000

The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was approximately $1,330,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

35

International Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$84,013,279	$—	$84,013,279
Foreign Corporate Bonds	—	1,412,856	—	1,412,856
Collateralized Mortgage Obligations	—	830,176	—	830,176
Mortgage Pass-Throughs	—	4,139,319	—	4,139,319
U.S. Treasury Obligations	—	48,266,282	—	48,266,282
Currency Options Purchased	—	129,701	—	129,701
Short-Term Investments —
Foreign Government Securities	—	42,405,805	—	42,405,805
U.S. Treasury Obligations	—	42,993,835	—	42,993,835
Other	—	9,136,311	—	9,136,311

Total Investments	$—	$233,327,564	$—	$233,327,564

Forward Foreign Currency Exchange Contracts	$—	$2,322,277	$—	$2,322,277

Total	$—	$235,649,841	$—	$235,649,841

Liability Description

Currency Options Written	$—	$(118,978)	$—	$(118,978)

Forward Foreign Currency Exchange Contracts	—	(7,491,194)	—	(7,491,194)
Futures Contracts	(1,600)	—	—	(1,600)

Total	$(1,600)	$(7,610,172)	$—	$(7,611,772)

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

36

International Income Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of International Income Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2015

37

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees
Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates
(1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm)
(1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

38

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.
John R. Baur 1970	President of the Portfolio	2012	Vice President of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.
James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.

39

Eaton Vance

Diversified Currency Income Fund

October 31, 2015

Management and Organization — continued

(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Diversified Currency Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.15

Eaton Vance

Emerging Markets Local

Income Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Emerging Markets Local Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 48

Federal Tax Information	18

Management and Organization	49

Important Notices	52

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The divergent performance of major economies and a steep drop in commodity prices were key themes influencing the financial markets during the 12 months ended October 31, 2015. Global equity returns were flat, corporate credit spreads generally widened and the U.S. dollar strengthened broadly. Government bond yields fell across developed markets, while spreads on emerging market sovereign debt widened relative to comparable-maturity U.S. Treasury securities.

The U.S. economy continued to grow at a moderate pace, with the exception of a rough patch over the winter related to weather and West Coast port disruptions. The unemployment rate declined, home values rose and gasoline prices tumbled, leaving consumers with more discretionary income. The Federal Reserve held short-term interest rates steady but signaled that a rate hike could be imminent should the economy strengthen further. In contrast, weak economic data in Europe and Japan prompted the European Central Bank to launch a bond-buying program and the Bank of Japan to increase stimulus.

Developments in China took center stage in the second half of the period. After a powerful spring rally, Chinese equities plummeted over the summer on signs that the world’s second-largest economy might be slowing more abruptly than investors had previously thought. Chinese policymakers took numerous steps to stabilize their stock market and boost growth, including devaluing the yuan. The instability in China sparked a global sell-off in risk assets, with commodities and financial assets in commodity-exporting countries bearing the brunt of the decline. Chinese stocks rebounded in the final weeks of the period, although economic data remained soft.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Emerging Markets Local Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -17.38%. By comparison, the Fund’s benchmark, the JPMorgan Government Bond Index: Emerging Market (JPM GBI–EM) Global Diversified (Unhedged)2 (the Index), returned -17.42% during the period.

Positioning in Eastern Europe and Asia impacted Fund performance versus the Index, while investments in Sub-Saharan Africa and Latin America detracted. The Middle East region had minimal impact on relative results versus the Index.

Eastern Europe made the largest contribution to performance versus the Index, where the Fund benefited from underweight duration exposure in Russia and an underweight in the Russian ruble. Capital continued to exit the country, and a sharp decline in oil prices put additional downward pressure on the ruble. An out-of-Index position in the Serbian dinar was also helpful as Serbia inched closer to being admitted into the European Union. In Asia, underweights in the Malaysian ringgit and Thai baht added value, as did out-of-Index exposure to the Bangladeshi taka.

Sub-Saharan Africa subtracted the most from relative returns versus the Index, driven by an out-of-Index position in the Zambian kwacha. Plunging copper prices and uncertainty about future copper demand from China led to a dramatic loss in the kwacha that erased the benefit of a high carry available on the currency (i.e., attractive yields in Zambia versus other countries). In Latin America, overweight duration exposure in Brazil was a significant detractor. Despite economic weakness, Brazil’s central bank hiked interest rates, favoring reducing inflation over stimulating growth. An overweight in the Mexican peso also hurt results relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/27/2007	06/27/2007	–17.38%	–3.21%	2.75%
Class A with 4.75% Maximum Sales Charge	—	—	–21.31	–4.15	2.15
Class C at NAV	08/03/2010	06/27/2007	–17.91	–3.88	2.32
Class C with 1% Maximum Sales Charge	—	—	–18.66	–3.88	2.32
Class I at NAV	11/30/2009	06/27/2007	–17.08	–2.93	2.92
JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (Unhedged)	—	—	–17.42%	–2.94%	3.08%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.37%	2.07%	1.07%
Net			1.25	1.95	0.95

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	06/27/2007	$12,107	N.A.
Class I	$250,000	06/27/2007	$317,961	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of securities sold short.

Foreign Currency Exposure (% of net assets)7

Turkey	11.7%	Lebanon	2.3%

Mexico	9.9	Hungary	2.0

Indonesia	7.8	Argentina	1.9

Poland	7.2	Bangladesh	1.7

Serbia	6.3	Barbados	1.4

Colombia	6.3	Bosnia and Herzegovina	1.3

Brazil	6.0	Sri Lanka	1.2

India	4.8	Romania	1.0

Malaysia	4.3	Other	4.8	*

South Africa	4.1	Total Long	94.1

Dominican Republic	3.0	Total Short	—

Russia	2.6	Total Net	94.1

Zambia	2.5

*	Includes amounts each less than 1.0%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect contractual expense reimbursements that continue through 2/29/16. Without the reimbursements, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other net assets represent other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$892.60	$6.34	**	1.33%
Class C	$1,000.00	$889.60	$9.67	**	2.03%
Class I	$1,000.00	$893.70	$4.92	**	1.03%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.77	**	1.33%
Class C	$1,000.00	$1,015.00	$10.31	**	2.03%
Class I	$1,000.00	$1,020.00	$5.24	**	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $263,147,758)	$219,987,439
Receivable for Fund shares sold	1,387,689
Receivable from affiliate	13,143
Total assets	$221,388,271

Liabilities
Payable for Fund shares redeemed	$725,049
Payable to affiliates:
Distribution and service fees	46,929
Trustees’ fees	42
Accrued expenses	89,993
Total liabilities	$862,013
Net Assets	$220,526,258

Sources of Net Assets
Paid-in capital	$288,080,518
Accumulated net realized loss from Portfolio	(23,640,312)
Accumulated distributions in excess of net investment income	(753,629)
Net unrealized depreciation from Portfolio	(43,160,319)
Total	$220,526,258

Class A Shares
Net Assets	$70,942,729
Shares Outstanding	11,537,444
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.15
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$6.46

Class C Shares
Net Assets	$34,362,159
Shares Outstanding	5,554,814
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.19

Class I Shares
Net Assets	$115,221,370
Shares Outstanding	18,709,290
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.16

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest allocated from Portfolio (net of foreign taxes, $641,789)	$17,466,568
Expenses, excluding interest expense, allocated from Portfolio	(2,247,091)
Interest expense allocated from Portfolio	(180,620)
Total investment income from Portfolio	$15,038,857

Expenses
Distribution and service fees
Class A	$262,907
Class C	448,459
Trustees’ fees and expenses	500
Custodian fee	23,459
Transfer and dividend disbursing agent fees	227,319
Legal and accounting services	31,562
Printing and postage	95,397
Registration fees	86,261
Miscellaneous	13,190
Total expenses	$1,189,054
Deduct —
Allocation of expenses to affiliate	$291,123
Total expense reductions	$291,123

Net expenses	$897,931

Net investment income	$14,140,926

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $135,828)	$(34,334,832)
Futures contracts	(1,820,082)
Swap contracts	3,196,363
Foreign currency and forward foreign currency exchange contract transactions	(23,365,627)
Non-deliverable bond forward contracts	(118,823)
Net realized loss	$(56,443,001)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $103,937)	$(1,464,912)
Securities sold short	185,878
Futures contracts	(136,838)
Swap contracts	(9,022,427)
Foreign currency and forward foreign currency exchange contracts	448,982
Non-deliverable bond forward contracts	3,788
Net change in unrealized appreciation (depreciation)	$(9,985,529)

Net realized and unrealized loss	$(66,428,530)

Net decrease in net assets from operations	$(52,287,604)

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$14,140,926	$20,259,803
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	(56,443,001)	(31,427,193)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(9,985,529)	2,666,835
Net decrease in net assets from operations	$(52,287,604)	$(8,500,555)
Distributions to shareholders —
From net investment income
Class A	$—	$(1,270,063)
Class C	—	(493,079)
Class I	—	(1,674,172)
Tax return of capital
Class A	(8,375,369)	(10,306,175)
Class C	(3,834,834)	(4,391,212)
Class I	(12,493,497)	(13,122,702)
Total distributions to shareholders	$(24,703,700)	$(31,257,403)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$35,295,419	$54,599,616
Class C	8,075,796	12,757,425
Class I	71,132,334	108,282,466
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,879,706	11,061,379
Class C	3,252,010	4,180,543
Class I	10,587,245	11,408,483
Cost of shares redeemed
Class A	(64,996,258)	(132,824,333)
Class C	(23,764,659)	(38,073,999)
Class I	(99,277,853)	(161,739,205)
Net decrease in net assets from Fund share transactions	$(51,816,260)	$(130,347,625)

Net decrease in net assets	$(128,807,564)	$(170,105,583)

Net Assets
At beginning of year	$349,333,822	$519,439,405
At end of year	$220,526,258	$349,333,822

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(753,629)	$(14,931,240)

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.220	$8.950	$9.970	$10.020	$10.830

Income (Loss) From Operations
Net investment income(1)	$0.392	$0.442	$0.469	$0.504	$0.470
Net realized and unrealized gain (loss)	(1.772)	(0.482)	(0.799)	0.190	(0.498)

Total income (loss) from operations	$(1.380)	$(0.040)	$(0.330)	$0.694	$(0.028)

Less Distributions
From net investment income	$—	$(0.051)	$(0.109)	$(0.410)	$(0.527)
From net realized gain	—	—	—	(0.050)	—
Tax return of capital	(0.690)	(0.639)	(0.581)	(0.284)	(0.255)

Total distributions	$(0.690)	$(0.690)	$(0.690)	$(0.744)	$(0.782)

Net asset value — End of year	$6.150	$8.220	$8.950	$9.970	$10.020

Total Return(2)	(17.38)%	(0.39)%	(3.51)%	7.31%	(0.33)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$70,943	$119,340	$200,340	$261,862	$307,098
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)(6)	1.32%	1.31%	1.39%	1.40%	1.33%
Net investment income	5.52%	5.17%	4.84%	5.13%	4.48%
Portfolio Turnover of the Portfolio	47%	97%	27%	24%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser reimbursed certain operating expenses (equal to 0.11%, 0.06%, 0.02%, 0.01% and 0.07% of average daily net assets for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively).

(6)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.07%, 0.06%, 0.14%, 0.15% and 0.08% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.240	$8.960	$9.980	$10.030	$10.840

Income (Loss) From Operations
Net investment income(1)	$0.344	$0.382	$0.400	$0.435	$0.395
Net realized and unrealized gain (loss)	(1.775)	(0.483)	(0.799)	0.191	(0.497)

Total income (loss) from operations	$(1.431)	$(0.101)	$(0.399)	$0.626	$(0.102)

Less Distributions
From net investment income	$—	$(0.046)	$(0.099)	$(0.370)	$(0.477)
From net realized gain	—	—	—	(0.050)	—
Tax return of capital	(0.619)	(0.573)	(0.522)	(0.256)	(0.231)

Total distributions	$(0.619)	$(0.619)	$(0.621)	$(0.676)	$(0.708)

Net asset value — End of year	$6.190	$8.240	$8.960	$9.980	$10.030

Total Return(2)	(17.91)%	(1.09)%	(4.20)%	6.57%	(1.02)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,362	$60,083	$87,604	$101,085	$99,260
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)(6)	2.02%	2.01%	2.09%	2.10%	2.03%
Net investment income	4.82%	4.47%	4.13%	4.43%	3.77%
Portfolio Turnover of the Portfolio	47%	97%	27%	24%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser reimbursed certain operating expenses (equal to 0.11%, 0.06%, 0.02%, 0.01% and 0.07% of average daily net assets for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively).

(6)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.07%, 0.06%, 0.14%, 0.15% and 0.08% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.240	$8.990	$10.010	$10.060	$10.870

Income (Loss) From Operations
Net investment income(1)	$0.414	$0.467	$0.497	$0.535	$0.507
Net realized and unrealized gain (loss)	(1.771)	(0.494)	(0.795)	0.191	(0.505)

Total income (loss) from operations	$(1.357)	$(0.027)	$(0.298)	$0.726	$0.002

Less Distributions
From net investment income	$—	$(0.054)	$(0.114)	$(0.429)	$(0.547)
From net realized gain	—	—	—	(0.050)	—
Tax return of capital	(0.723)	(0.669)	(0.608)	(0.297)	(0.265)

Total distributions	$(0.723)	$(0.723)	$(0.722)	$(0.776)	$(0.812)

Net asset value — End of year	$6.160	$8.240	$8.990	$10.010	$10.060

Total Return(2)	(17.08)%	(0.24)%	(3.17)%	7.64%	(0.03)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$115,221	$169,911	$231,496	$243,728	$217,232
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)(6)	1.02%	1.01%	1.09%	1.10%	1.04%
Net investment income	5.81%	5.46%	5.13%	5.43%	4.81%
Portfolio Turnover of the Portfolio	47%	97%	27%	24%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser reimbursed certain operating expenses (equal to 0.11%, 0.06%, 0.02%, 0.01% and 0.07% of average daily net assets for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively).

(6)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.07%, 0.06%, 0.14%, 0.15% and 0.09% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (78.6% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

13

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivatives positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$—	$3,437,314
Tax return of capital	$24,703,700	$27,820,089

During the year ended October 31, 2015, accumulated net realized loss was decreased by $43,288,546, accumulated distributions in excess of net investment income was decreased by $36,685 and paid-in capital was decreased by $43,325,231 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes, net operating losses, swap contracts, premium amortization, accretion of market discount, the Portfolio’s investment in a subsidiary and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(18,717,190)
Net unrealized depreciation	$(48,837,070)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, foreign currency transactions, futures contracts, swap contracts, tax straddle transactions, premium amortization and accretion of market discount.

At October 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $18,717,190 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2015, $5,858,024 are short-term and $12,859,166 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2015, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.25%, 1.95% and 0.95% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2016. Pursuant to this agreement, EVM was allocated $291,123 of the Fund’s operating expenses for the year ended October 31, 2015.

14

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $5,139 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $43,183 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $262,907 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $336,344 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $112,115 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $12,000 and $300 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $46,286,696 and $124,503,384, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	4,993,239	6,381,868
Issued to shareholders electing to receive payments of distributions in Fund shares	1,131,219	1,305,623
Redemptions	(9,109,355)	(15,545,375)

Net decrease	(2,984,897)	(7,857,884)

15

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2015	2014

Sales	1,132,992	1,492,303
Issued to shareholders electing to receive payments of distributions in Fund shares	464,975	492,709
Redemptions	(3,335,678)	(4,466,353)

Net decrease	(1,737,711)	(2,481,341)

	Year Ended October 31,
Class I	2015	2014

Sales	10,367,091	12,550,162
Issued to shareholders electing to receive payments of distributions in Fund shares	1,521,840	1,343,794
Redemptions	(13,792,628)	(19,044,135)

Net decrease	(1,903,697)	(5,150,179)

16

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Local Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2015

17

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments

Foreign Government Bonds — 77.8%

Security		Principal Amount (000’s omitted)	Value

Albania — 0.9%
Republic of Albania, 7.50%, 11/4/15(1)	EUR	1,500	$1,651,158
Republic of Albania, 7.78%, 9/16/22	ALL	16,300	129,797
Republic of Albania, 8.80%, 10/23/25	ALL	27,500	216,919
Republic of Albania, 8.93%, 4/23/25	ALL	66,500	539,104

Total Albania			$2,536,978

Angola — 0.4%
Republic of Angola Via Northern Lights III BV, 7.00%, 8/16/19(1)	USD	1,000	$978,750

Total Angola			$978,750

Argentina — 1.9%
Republic of Argentina, 8.28%, 12/31/33(2)(3)	USD	5,412	$5,210,261

Total Argentina			$5,210,261

Armenia — 0.1%
Republic of Armenia, 7.15%, 3/26/25(1)	USD	407	$404,932

Total Armenia			$404,932

Bangladesh — 1.7%
Bangladesh Treasury Bond, 11.37%, 4/4/17	BDT	75,500	$1,042,481
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	125,000	1,731,586
Bangladesh Treasury Bond, 11.45%, 6/6/17	BDT	47,100	654,454
Bangladesh Treasury Bond, 11.70%, 6/5/18	BDT	56,100	807,400
Bangladesh Treasury Bond, 11.72%, 2/6/18	BDT	29,600	421,487

Total Bangladesh			$4,657,408

Barbados — 1.4%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	3,841	$3,298,459
Barbados Government International Bond, 6.625%, 12/5/35(4)	USD	787	675,836

Total Barbados			$3,974,295

Bosnia and Herzegovina — 1.3%
Republic of Srpska, 1.50%, 6/30/23	BAM	260	$117,716
Republic of Srpska, 1.50%, 10/30/23	BAM	796	360,425
Republic of Srpska, 1.50%, 12/15/23	BAM	43	19,610
Republic of Srpska, 1.50%, 5/31/25	BAM	5,562	2,406,362
Republic of Srpska, 1.50%, 6/9/25	BAM	534	233,152
Republic of Srpska, 1.50%, 12/24/25	BAM	581	243,745

Security		Principal Amount (000’s omitted)	Value

Bosnia and Herzegovina (continued)
Republic of Srpska, 9.00%, 9/26/27	BAM	109	$42,689
Republic of Srpska, 11.50%, 9/25/26	BAM	361	145,785

Total Bosnia and Herzegovina			$3,569,484

Brazil — 1.5%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17	BRL	12,490	$3,069,969
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21	BRL	5,127	1,077,583

Total Brazil			$4,147,552

Colombia — 4.3%
Republic of Colombia, 5.00%, 6/15/45	USD	1,850	$1,651,125
Republic of Colombia, 7.75%, 4/14/21	COP	6,301,000	2,229,493
Titulos De Tesoreria B, 10.00%, 7/24/24	COP	3,528,300	1,386,801
Titulos De Tesoreria B, 11.25%, 10/24/18	COP	17,661,000	6,852,748

Total Colombia			$12,120,167

Costa Rica — 0.0%(5)
Titulo Propiedad UD, 1.00%, 1/12/22(6)	CRC	61,864	$100,154
Titulo Propiedad UD, 1.63%, 7/13/16(6)	CRC	6,950	12,853

Total Costa Rica			$113,007

Dominican Republic — 3.9%
Dominican Republic International Bond, 9.04%, 1/23/18(1)	USD	557	$596,884
Dominican Republic International Bond, 9.04%, 1/23/18(4)	USD	1,858	1,988,305
Dominican Republic International Bond, 10.40%, 5/10/19(1)	DOP	163,300	3,678,904
Dominican Republic International Bond, 13.50%, 8/4/17(1)	DOP	3,000	70,616
Dominican Republic International Bond, 14.00%, 6/8/18(1)	DOP	1,800	43,789
Dominican Republic International Bond, 15.00%, 4/5/19(1)	DOP	165,600	4,193,984
Dominican Republic International Bond, 16.00%, 2/10/17(1)	DOP	12,000	286,084

Total Dominican Republic			$10,858,566

Ecuador — 6.1%
Republic of Ecuador, 7.95%, 6/20/24(1)	USD	4,334	$3,315,510
Republic of Ecuador, 7.95%, 6/20/24(4)	USD	600	459,000
Republic of Ecuador, 9.375%, 12/15/15(1)	USD	8,739	8,629,763
Republic of Ecuador, 10.50%, 3/24/20(4)	USD	5,615	4,660,450

Total Ecuador			$17,064,723

19	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Fiji — 0.9%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	2,581	$2,568,095

Total Fiji			$2,568,095

Georgia — 0.0%(5)
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	100	$40,722

Total Georgia			$40,722

Indonesia — 6.2%
Indonesia Government Bond, 7.00%, 5/15/27	IDR	31,377,000	$1,969,109
Indonesia Government Bond, 7.875%, 4/15/19	IDR	38,448,000	2,737,807
Indonesia Government Bond, 8.25%, 7/15/21	IDR	4,730,000	337,336
Indonesia Government Bond, 8.25%, 6/15/32	IDR	11,609,000	775,304
Indonesia Government Bond, 8.375%, 9/15/26	IDR	14,100,000	988,282
Indonesia Government Bond, 9.00%, 3/15/29	IDR	30,681,000	2,224,763
Indonesia Government Bond, 9.50%, 7/15/31	IDR	50,388,000	3,756,661
Indonesia Government Bond, 9.50%, 5/15/41	IDR	5,702,000	426,405
Indonesia Government Bond, 10.00%, 9/15/24	IDR	22,100,000	1,707,473
Indonesia Government Bond, 10.00%, 2/15/28	IDR	8,560,000	661,335
Indonesia Government Bond, 10.25%, 7/15/27	IDR	22,325,000	1,759,517

Total Indonesia			$17,343,992

Iraq — 1.4%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	5,217	$3,860,580

Total Iraq			$3,860,580

Ivory Coast — 0.2%
Ivory Coast, 6.375%, 3/3/28(4)	USD	600	$555,120

Total Ivory Coast			$555,120

Kazakhstan — 0.7%
Kazakhstan Government International Bond, 5.125%, 7/21/25(4)	USD	1,760	$1,760,000
Kazakhstan Government International Bond, 6.50%, 7/21/45(4)	USD	265	261,025

Total Kazakhstan			$2,021,025

Kenya — 0.6%
Kenya Treasury Bond, 11.855%, 5/22/17	KES	172,850	$1,570,044

Total Kenya			$1,570,044

Lebanon — 2.0%
Lebanese Republic, 4.50%, 4/22/16	USD	1,276	$1,292,205

Security		Principal Amount (000’s omitted)	Value

Lebanon (continued)
Lebanese Republic, 8.50%, 1/19/16(1)	USD	4,065	$4,111,097
Lebanon Treasury Note, 6.18%, 7/28/16	LBP	204,600	137,275
Lebanon Treasury Note, 6.50%, 12/27/15	LBP	241,940	160,885

Total Lebanon			$5,701,462

Macedonia — 1.8%
Republic of Macedonia, 3.975%, 7/24/21(4)	EUR	4,871	$5,171,387

Total Macedonia			$5,171,387

Mexico — 2.6%
Mexican Bonos, 8.50%, 5/31/29	MXN	39,000	$2,821,447
Mexican Bonos, 8.50%, 11/18/38	MXN	36,100	2,648,915
Mexican Bonos, 10.00%, 11/20/36	MXN	22,074	1,845,245

Total Mexico			$7,315,607

Mongolia — 0.5%
Mongolia International Bond, 5.125%, 12/5/22(1)	USD	1,650	$1,387,952

Total Mongolia			$1,387,952

Nigeria — 0.3%
Republic of Nigeria, 5.125%, 7/12/18(1)	USD	905	$899,344

Total Nigeria			$899,344

Pakistan — 0.6%
Islamic Republic of Pakistan, 6.875%, 6/1/17(1)	USD	1,630	$1,691,668

Total Pakistan			$1,691,668

Philippines — 3.1%
Republic of the Philippines, 4.95%, 1/15/21	PHP	90,000	$1,985,037
Republic of the Philippines, 6.25%, 1/14/36	PHP	286,000	6,747,083

Total Philippines			$8,732,120

Romania — 4.7%
Romania Government Bond, 4.75%, 2/24/25	RON	6,095	$1,676,962
Romania Government Bond, 5.85%, 4/26/23	RON	1,500	439,871
Romania Government Bond, 5.95%, 6/11/21	RON	38,430	11,165,568

Total Romania			$13,282,401

Russia — 8.9%
Russia Government Bond, 6.40%, 5/27/20	RUB	1,041,897	$14,342,966
Russia Government Bond, 6.70%, 5/15/19	RUB	90,979	1,299,323

20	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Russia (continued)
Russia Government Bond, 7.00%, 8/16/23	RUB	126,860	$1,695,627
Russia Government Bond, 7.40%, 6/14/17	RUB	37,974	572,597
Russia Government Bond, 7.50%, 3/15/18	RUB	102,246	1,526,860
Russia Government Bond, 7.50%, 2/27/19	RUB	53,520	783,398
Russia Government Bond, 7.60%, 4/14/21	RUB	283,826	4,034,453
Russia Government Bond, 8.15%, 2/3/27	RUB	46,345	647,454

Total Russia			$24,902,678

Rwanda — 0.6%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	1,640	$1,594,415

Total Rwanda			$1,594,415

Serbia — 11.0%
Republic of Serbia, 5.25%, 11/21/17(1)	USD	1,098	$1,146,898
Republic of Serbia, 5.875%, 12/3/18(1)	USD	4,570	4,863,737
Serbia Treasury Bond, 4.50%, 6/2/17	EUR	1,485	1,702,965
Serbia Treasury Bond, 10.00%, 1/30/16	RSD	75,400	699,334
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	96,150	894,881
Serbia Treasury Bond, 10.00%, 5/22/16	RSD	700,500	6,611,215
Serbia Treasury Bond, 10.00%, 6/12/16	RSD	169,090	1,600,375
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	105,310	1,031,235
Serbia Treasury Bond, 10.00%, 3/2/18	RSD	28,730	286,072
Serbia Treasury Bond, 10.00%, 4/27/18	RSD	441,500	4,405,470
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	87,280	909,457
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	628,610	6,524,762

Total Serbia			$30,676,401

South Africa — 2.1%
Republic of South Africa, 6.75%, 3/31/21	ZAR	45,745	$3,146,931
Republic of South Africa, 7.00%, 2/28/31	ZAR	25,285	1,553,660
Republic of South Africa, 10.50%, 12/21/26	ZAR	13,176	1,099,845

Total South Africa			$5,800,436

Sri Lanka — 0.9%
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	252,670	$1,831,289
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	93,160	705,636

Total Sri Lanka			$2,536,925

Tanzania — 0.3%
United Republic of Tanzania, 6.538%, 3/9/20(1)(7)	USD	852	$833,895

Total Tanzania			$833,895

Security		Principal Amount (000’s omitted)	Value

Turkey — 0.4%
Turkey Government Bond, 6.30%, 2/14/18	TRY	3,381	$1,078,524

Total Turkey			$1,078,524

Venezuela — 3.4%
Bolivarian Republic of Venezuela, 5.75%, 2/26/16(1)(3)	USD	690	$629,169
Bolivarian Republic of Venezuela, 9.25%, 9/15/27(3)	USD	8,063	3,567,877
Bolivarian Republic of Venezuela, 9.25%, 5/7/28(1)	USD	4,096	1,628,001
Bolivarian Republic of Venezuela, 11.95%, 8/5/31(1)(3)	USD	8,031	3,654,105

Total Venezuela			$9,479,152

Zambia — 1.1%
Republic of Zambia, 8.97%, 7/30/27(4)	USD	1,507	$1,273,415
Zambia Government Bond, 11.00%, 9/1/19	ZMW	30,900	1,774,753

Total Zambia			$3,048,168

Total Foreign Government Bonds (identified cost $261,825,660)			$217,728,236

Foreign Corporate Bonds — 8.7%

Security		Principal Amount (000’s omitted)	Value

Azerbaijan — 0.1%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 6.17%, 5/10/17(1)(7)	USD	400	$384,000

Total Azerbaijan			$384,000

Brazil — 1.0%
Petrobras Global Finance BV, 3.50%, 2/6/17	USD	1,195	$1,157,955
Petrobras Global Finance BV, 6.25%, 3/17/24(3)	USD	1,435	1,152,951
Petrobras International Finance Co. SA, 3.875%, 1/27/16	USD	418	417,477

Total Brazil			$2,728,383

Colombia — 0.1%
Emgesa SA ESP, 8.75%, 1/25/21(1)	COP	697,000	$244,139

Total Colombia			$244,139

Finland — 0.3%
Municipality Finance PLC, 0.50%, 12/6/16	TRY	2,961	$910,327

Total Finland			$910,327

21	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Georgia — 1.9%
Bank of Georgia JSC, 7.75%, 7/5/17(1)	USD	5,051	$5,271,123

Total Georgia			$5,271,123

India — 1.5%
Export-Import Bank of India, 8.87%, 10/30/29	INR	15,000	$245,533
Food Corp. of India, 9.95%, 3/7/22	INR	50,000	831,205
Mahanagar Telephone Nigam, Ltd., 8.29%, 11/28/24	INR	35,000	542,903
National Hydroelectric PC, Ltd., 8.85%, 2/11/26	INR	15,000	241,087
NTPC, Ltd., 9.17%, 9/22/24	INR	35,000	573,224
Power Finance Corp., Ltd., 9.32%, 9/17/19	INR	50,000	796,086
Power Grid Corp. of India, Ltd., 8.93%, 10/20/24	INR	15,000	240,470
Rural Electrification Corp., Ltd., 9.04%, 10/12/19	INR	50,000	790,323

Total India			$4,260,831

Mexico — 0.5%
America Movil SAB de CV, 6.00%, 6/9/19	MXN	6,000	$368,250
Petroleos Mexicanos, 7.19%, 9/12/24(4)	MXN	10,630	605,551
Petroleos Mexicanos, 7.65%, 11/24/21	MXN	5,900	360,698

Total Mexico			$1,334,499

Netherlands — 0.1%
Rabobank Nederland, 0.50%, 11/26/21	ZAR	9,400	$397,528

Total Netherlands			$397,528

Russia — 1.1%
Gazprom PAO Via Gaz Capital SA, 5.136%, 3/22/17(1)	EUR	2,665	$3,017,547

Total Russia			$3,017,547

South Korea — 0.1%
Export-Import Bank of Korea, 0.50%, 1/25/17	TRY	880	$262,316

Total South Korea			$262,316

Sri Lanka — 0.3%
Bank of Ceylon, 6.875%, 5/3/17(1)	USD	841	$865,179

Total Sri Lanka			$865,179

Supranational — 1.6%
African Development Bank, 0.50%, 10/26/21	ZAR	9,300	$409,277
Inter-American Development Bank, 7.35%, 9/12/18	IDR	53,440,000	3,586,249
International Finance Corp., 4.45%, 2/26/16	RUB	11,600	178,204

Security		Principal Amount (000’s omitted)	Value

Supranational (continued)
International Finance Corp., 4.50%, 3/29/16	RUB	12,800	$194,744

Total Supranational			$4,368,474

Sweden — 0.1%
Svensk Exportkredit AB, 0.50%, 2/27/17	IDR	400,000	$24,502
Svensk Exportkredit AB, 5.15%, 1/30/17(1)	RUB	12,100	177,053

Total Sweden			$201,555

Total Foreign Corporate Bonds (identified cost $26,969,784)			$24,245,901

Sovereign Loans — 0.8%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.8%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 3.98%, Maturing August 1, 2021(8)(9)(10)(11)		$2,400	$2,257,007

Total Ethiopia			$2,257,007

Total Sovereign Loans (identified cost $2,192,569)			$2,257,007

Short-Term Investments — 12.8%

Foreign Government Securities — 3.1%

Security		Principal Amount (000’s omitted)	Value

Kenya — 0.9%
Kenya Treasury Bond, 19.06%, 9/26/16	KES	260,350	$2,546,621

Total Kenya			$2,546,621

Lebanon — 2.2%
Lebanon Treasury Bill, 0.00%, 1/14/16	LBP	1,902,400	$1,250,859
Lebanon Treasury Bill, 0.00%, 2/25/16	LBP	399,200	260,641
Lebanon Treasury Bill, 0.00%, 3/3/16	LBP	6,349,800	4,151,306
Lebanon Treasury Bill, 0.00%, 3/31/16	LBP	188,630	122,789
Lebanon Treasury Bill, 0.00%, 4/14/16	LBP	400,240	259,873

22	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Lebanon (continued)
Lebanon Treasury Bill, 0.00%, 10/20/16	LBP	295,240	$186,637

Total Lebanon			$6,232,105

Total Foreign Government Securities (identified cost $8,694,347)			$8,778,726

U.S. Treasury Obligations — 5.1%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/17/15(12)		$5,000	$4,999,915
U.S. Treasury Bill, 0.00%, 1/7/16(12)		7,700	7,699,115
U.S. Treasury Bill, 0.00%, 3/24/16(12)		1,600	1,599,182

Total U.S. Treasury Obligations (identified cost $14,296,869)			$14,298,212

Repurchase Agreements — 0.6%

Description		Principal Amount (000’s omitted)	Value
Bank of America, N.A.:
Dated 10/27/15 with a maturity date of 11/20/15, an interest rate of 0.45% payable by the Portfolio and repurchase proceeds of EUR 1,552,504, collateralized by EUR 1,500,000 Bundesrepublik Deutschland 0.50%, due 4/7/17 and a market value, including accrued interest, of $1,673,484.	EUR	1,553	$1,707,702

Total Repurchase Agreements (identified cost $1,714,845)			$1,707,702

Other — 4.0%

Description		Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.20%(13)		$11,165	$11,164,785

Total Other (identified cost $11,164,785)			$11,164,785

Total Short-Term Investments (identified cost $35,870,846)			$35,949,425

Total Investments — 100.1% (identified cost $326,858,859)			$280,180,569

Less Unfunded Loan Commitments — (0.1)%			$(144,583)

Net Investments — 100.0% (identified cost $326,714,276)			$280,035,986

Securities Sold Short — (0.6)%

Foreign Government Bonds — (0.6)%

Security		Principal Amount (000’s omitted)	Value

Germany — (0.6)%
Bundesrepublik Deutschland, 0.50%, 4/7/17	EUR	(1,500)	$(1,668,784)

Total Germany			$(1,668,784)

Total Foreign Government Bonds (proceeds $1,826,991)			$(1,668,784)

Total Securities Sold Short (proceeds $1,826,991)			$(1,668,784)

Other Assets, Less Liabilities — 0.6%			$1,684,996

Net Assets — 100.0%			$280,052,198

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $65,976,830 or 23.6% of the Portfolio’s net assets.

(2)	Defaulted security.

(3)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

23	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $17,410,089 or 6.2% of the Portfolio’s net assets.

(5)	Amount is less than 0.05%.

(6)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(7)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(8)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.
(9)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(10)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents a weighted average rate at October 31, 2015.

(11)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(12)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	6,324,510	PLN	27,087,877	BNP Paribas	11/3/15	$—	$(54,936)
EUR	6,832,419	PLN	28,434,477	JPMorgan Chase Bank, N.A.	11/3/15	155,119	—
PLN	25,278,584	EUR	5,902,074	BNP Paribas	11/3/15	51,266	—
PLN	3,298,000	EUR	773,837	JPMorgan Chase Bank, N.A.	11/3/15	2,493	—
PLN	27,087,877	EUR	6,508,849	JPMorgan Chase Bank, N.A.	11/3/15	—	(147,773)
BRL	93,240,869	USD	23,180,407	Standard Chartered Bank	11/4/15	996,868	—
BRL	33,287,959	USD	8,475,610	Standard Chartered Bank	11/4/15	155,928	—
BRL	2,216,000	USD	565,884	Standard Chartered Bank	11/4/15	8,723	—
BRL	35,503,959	USD	9,200,539	Standard Chartered Bank	11/4/15	5,606	—
USD	574,257	BRL	2,216,000	Standard Chartered Bank	11/4/15	—	(350)
USD	8,626,282	BRL	33,287,959	Standard Chartered Bank	11/4/15	—	(5,256)
USD	8,826,561	BRL	35,503,959	Standard Chartered Bank	11/4/15	—	(379,584)
USD	23,740,514	BRL	93,240,869	Standard Chartered Bank	11/4/15	—	(436,761)
TRY	9,170,000	USD	3,144,622	Bank of America, N.A.	11/6/15	—	(3,018)
TRY	27,713,000	USD	9,489,551	Nomura International PLC	11/6/15	4,807	—
EUR	18,530,000	USD	20,681,129	BNP Paribas	11/9/15	—	(303,179)
TRY	4,627,000	USD	1,593,930	BNP Paribas	11/9/15	—	(10,160)
USD	20,315,069	EUR	18,530,000	BNP Paribas	11/9/15	—	(62,881)
USD	2,237,882	PHP	105,684,000	BNP Paribas	11/9/15	—	(19,021)
EUR	1,644,000	USD	1,855,418	Australia and New Zealand Banking Group Limited	11/18/15	—	(47,262)
USD	1,804,487	EUR	1,644,000	Australia and New Zealand Banking Group Limited	11/18/15	—	(3,669)
MXN	29,228,000	USD	1,760,796	HSBC Bank USA, N.A.	11/19/15	6,726	—
MXN	323,525,201	USD	19,502,393	Standard Chartered Bank	11/19/15	62,341	—
MXN	73,641,655	USD	4,439,186	Standard Chartered Bank	11/19/15	14,190	—
MXN	9,400,000	USD	556,628	State Street Bank and Trust Company	11/19/15	11,824	—
USD	2,337,559	MXN	39,560,000	Morgan Stanley & Co. International PLC	11/19/15	—	(54,777)
USD	5,447,689	MXN	94,403,000	Standard Chartered Bank	11/19/15	—	(261,201)
USD	5,375,448	PHP	248,722,000	Barclays Bank PLC	11/23/15	65,528	—
USD	5,824,060	RUB	368,505,719	Bank of America, N.A.	11/23/15	87,172	—
USD	2,589,443	RUB	161,921,756	BNP Paribas	11/23/15	68,649	—
PLN	70,283,023	USD	18,702,241	Standard Chartered Bank	11/24/15	—	(527,285)
USD	3,133,934	PLN	11,816,000	Standard Chartered Bank	11/24/15	78,356	—
USD	5,290,849	EUR	4,760,655	Goldman Sachs International	11/25/15	54,371	—

24	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
IDR	4,974,401,000	USD	363,626	Nomura International PLC	11/27/15	$—	$(3,514)
USD	1,097,921	RUB	69,216,775	BNP Paribas	11/27/15	21,686	—
USD	792,082	RUB	50,202,157	BNP Paribas	11/27/15	11,501	—
USD	5,894,302	RUB	382,150,000	BNP Paribas	11/27/15	—	(47,656)
MYR	16,802,000	USD	3,923,409	Bank of America, N.A.	11/30/15	—	(19,281)
MYR	34,612,000	USD	8,082,195	Bank of America, N.A.	11/30/15	—	(39,719)
USD	2,250,312	RUB	147,170,392	Bank of America, N.A.	11/30/15	—	(35,888)
USD	10,602,323	ZAR	147,400,700	Barclays Bank PLC	11/30/15	647	—
USD	1,563,727	ZAR	21,740,000	Barclays Bank PLC	11/30/15	95	—
USD	737,435	ZAR	10,252,322	Barclays Bank PLC	11/30/15	45	—
ZAR	26,841,335	USD	1,930,659	Barclays Bank PLC	11/30/15	—	(118)
ZAR	213,456,095	USD	15,353,593	Barclays Bank PLC	11/30/15	—	(938)
ZAR	4,573,000	USD	332,414	Barclays Bank PLC	11/30/15	—	(3,504)
ZMW	1,640,000	USD	211,613	Standard Chartered Bank	11/30/15	—	(82,794)
BRL	93,240,869	USD	23,499,387	Standard Chartered Bank	12/2/15	446,232	—
IDR	6,864,504,000	USD	454,092	Barclays Bank PLC	12/2/15	41,907	—
USD	8,389,525	BRL	33,287,959	Standard Chartered Bank	12/2/15	—	(159,310)
USD	21,725,560	EUR	18,851,253	Standard Chartered Bank	12/2/15	988,307	—
ZMW	1,671,000	USD	213,138	ICBC Standard Bank plc	12/3/15	—	(82,082)
ZMW	2,779,000	USD	355,371	ICBC Standard Bank plc	12/3/15	—	(137,415)
ZMW	1,568,000	USD	202,323	Standard Chartered Bank	12/4/15	—	(79,402)
ZMW	1,661,000	USD	213,222	ICBC Standard Bank plc	12/8/15	—	(83,253)
EUR	9,339,887	USD	10,524,278	Goldman Sachs International	12/9/15	—	(248,369)
INR	222,510,000	USD	3,377,141	Bank of America, N.A.	12/9/15	5,965	—
INR	213,222,000	USD	3,235,681	Deutsche Bank AG	12/9/15	6,207	—
INR	169,827,000	USD	2,602,254	Standard Chartered Bank	12/9/15	—	(20,156)
USD	4,926,604	EUR	4,372,169	Goldman Sachs International	12/9/15	116,266	—
HUF	5,767,583,706	USD	20,546,706	Standard Chartered Bank	12/11/15	—	(149,643)
TRY	27,913,373	USD	8,930,993	Standard Chartered Bank	12/11/15	535,088	—
TRY	10,216,000	USD	3,268,649	Standard Chartered Bank	12/11/15	195,836	—
USD	178,584	TRY	558,155	Standard Chartered Bank	12/11/15	—	(10,700)
USD	2,842,607	TRY	8,884,427	Standard Chartered Bank	12/11/15	—	(170,311)
USD	3,306,112	TRY	10,364,000	Standard Chartered Bank	12/11/15	—	(208,564)
EUR	4,628,517	RSD	588,515,915	Citibank, N.A.	12/14/15	—	(256,944)
USD	167,936	UYU	5,070,000	HSBC Bank USA, N.A.	12/16/15	—	(2,233)
UYU	5,070,000	USD	179,139	HSBC Bank USA, N.A.	12/16/15	—	(8,969)
ZMW	9,309,900	USD	1,176,904	Standard Chartered Bank	12/16/15	—	(451,129)
EUR	5,414,891	HUF	1,689,699,000	Deutsche Bank AG	12/17/15	—	(16,925)
EUR	3,475,556	HUF	1,087,293,000	Deutsche Bank AG	12/17/15	—	(20,614)
EUR	7,693,167	HUF	2,407,049,507	Deutsche Bank AG	12/17/15	—	(46,759)
HUF	776,527,272	EUR	2,481,857	Deutsche Bank AG	12/17/15	15,085	—
HUF	174,838,000	EUR	561,984	Deutsche Bank AG	12/17/15	—	(108)
COP	11,495,103,060	USD	3,702,127	Standard Chartered Bank	12/18/15	245,111	—
COP	12,804,247,000	USD	4,367,069	Standard Chartered Bank	12/18/15	29,708	—
USD	1,824,001	COP	5,663,524,074	Standard Chartered Bank	12/18/15	—	(120,764)
ZMW	952,000	USD	119,298	Citibank, N.A.	12/23/15	—	(45,323)

25	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ZMW	1,575,000	USD	198,363	Standard Chartered Bank	12/28/15	$—	$(76,259)
RON	2,653,671	EUR	599,158	BNP Paribas	12/29/15	—	(1,647)
USD	1,642,761	EUR	1,461,817	Goldman Sachs International	1/6/16	33,377	—
ZMW	638,000	USD	79,304	BNP Paribas	1/11/16	—	(30,218)
ZMW	1,802,000	USD	213,254	ICBC Standard Bank plc	1/11/16	—	(74,614)
ZMW	1,620,000	USD	191,716	Standard Chartered Bank	1/14/16	—	(67,313)
USD	11,609,563	RON	45,095,025	Bank of America, N.A.	1/15/16	430,320	—
ZMW	1,584,000	USD	198,745	Citibank, N.A.	1/15/16	—	(77,183)
ZMW	1,628,000	USD	191,642	Standard Chartered Bank	1/19/16	—	(67,016)
ZMW	6,475,000	USD	793,262	Standard Chartered Bank	1/19/16	—	(297,588)
EUR	31,628	USD	35,947	Standard Chartered Bank	1/21/16	—	(1,115)
USD	3,166,767	EUR	2,790,201	Goldman Sachs International	1/21/16	93,911	—
USD	2,610,165	EUR	2,298,571	Standard Chartered Bank	1/21/16	78,743	—
USD	672,975	EUR	592,637	Standard Chartered Bank	1/21/16	20,302	—
USD	261,780	EUR	230,000	Standard Chartered Bank	1/21/16	8,480	—
THB	209,443,358	USD	5,889,858	Deutsche Bank AG	1/26/16	—	(18,339)
USD	3,376,332	THB	120,062,358	Deutsche Bank AG	1/26/16	10,513	—
MYR	1,950,000	USD	461,320	Nomura International PLC	1/27/16	—	(9,064)
RSD	6,934,734	EUR	54,699	Citibank, N.A.	1/29/16	2,458	—
RSD	3,581,000	EUR	28,264	Deutsche Bank AG	1/29/16	1,250	—
EUR	5,877,784	PLN	25,278,584	BNP Paribas	2/3/16	—	(50,482)
PLN	27,087,877	EUR	6,298,481	BNP Paribas	2/3/16	54,096	—
ZMW	1,795,100	USD	213,195	ICBC Standard Bank plc	2/8/16	—	(77,427)
ZMW	9,529,300	USD	1,187,452	Citibank, N.A.	2/10/16	—	(467,517)
ZMW	1,826,000	USD	213,193	ICBC Standard Bank plc	2/19/16	—	(75,916)
USD	257,152	UYU	8,000,000	Citibank, N.A.	2/22/16	—	(5,810)
UYU	8,000,000	USD	266,845	Citibank, N.A.	2/22/16	—	(3,882)
ZMW	1,212,000	USD	148,565	Standard Chartered Bank	3/10/16	—	(58,430)
ZMW	4,727,000	USD	576,815	ICBC Standard Bank plc	3/14/16	—	(226,030)
ZMW	4,795,000	USD	579,106	Standard Chartered Bank	3/14/16	—	(223,275)
ZMW	9,010,800	USD	1,070,166	Barclays Bank PLC	3/24/16	—	(405,063)
USD	2,569,718	KES	302,532,912	Standard Chartered Bank	9/27/16	—	(196,618)

						$5,223,103	$(7,380,304)

Non-deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Net Unrealized Appreciation (Depreciation)

11/5/15	COP	3,546,100	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	$1,188,023	$(10,855)
11/5/15	COP	1,300,700	Republic of Colombia, 7.00%, 9/11/19	Deutsche Bank AG	456,830	(5,781)
11/16/15	COP	1,213,400	Republic of Colombia, 5.00%, 11/21/18	Standard Chartered Bank	402,085	616

26	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Non-deliverable Bond Forward Contracts* (continued)
Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Net Unrealized Appreciation (Depreciation)
11/24/15	COP	1,651,300	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	$546,103	$2,095
11/24/15	COP	6,269,800	Republic of Colombia, 6.00%, 4/28/28	Deutsche Bank AG	1,789,176	10,098
11/24/15	COP	6,183,700	Republic of Colombia, 10.00%, 7/24/24	Deutsche Bank AG	2,428,698	(33)
12/10/15	COP	2,452,400	Republic of Colombia, 5.00%, 11/21/18	Standard Chartered Bank	808,665	5,404
12/10/15	COP	2,426,000	Republic of Colombia, 5.00%, 11/21/18	Standard Chartered Bank	802,632	2,681

						$4,225

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Depreciation

Interest Rate Futures
Euro-Bobl	50	Short	Dec-15	$(7,048,758)	$(7,115,837)	$(67,079)
Euro-Bund	2	Short	Dec-15	(336,559)	(345,752)	(9,193)
IMM 10-Year Interest Rate Swap	10	Long	Dec-15	979,831	964,818	(15,013)
U.S. 2-Year Deliverable Interest Rate Swap	39	Short	Dec-15	(3,936,258)	(3,945,703)	(9,445)
U.S. 5-Year Deliverable Interest Rate Swap	172	Short	Dec-15	(17,432,954)	(17,560,125)	(127,171)
U.S. 10-Year Deliverable Interest Rate Swap	125	Short	Dec-15	(12,707,832)	(12,941,406)	(233,574)
U.S. 30-Year Deliverable Interest Rate Swap	14	Short	Dec-15	(1,400,259)	(1,452,938)	(52,679)

						$(514,154)

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	MXN	67,771	Pays	Mexico Interbank TIIE 28 Day	6.08%		6/27/24	$(6,573)
CME Group, Inc.	MXN	28,429	Pays	Mexico Interbank TIIE 28 Day	6.29		12/5/24	14,558
CME Group, Inc.	MXN	32,712	Pays	Mexico Interbank TIIE 28 Day	6.26		9/29/25	(409)
CME Group, Inc.	MXN	32,712	Pays	Mexico Interbank TIIE 28 Day	6.29		10/1/25	4,783
CME Group, Inc.	MXN	54,224	Pays	Mexico Interbank TIIE 28 Day	6.24		10/2/25	(6,986)
LCH.Clearnet(1)	EUR	2,210	Receives	6-month Euro Interbank Offered Rate	0.25	(2)	12/16/17	(5,982)
LCH.Clearnet(1)	EUR	20,640	Receives	6-month Euro Interbank Offered Rate	0.50	(2)	12/16/20	(216,308)

27	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet(1)	EUR	6,646	Receives	6-month Euro Interbank Offered Rate	0.75	% (2)	12/16/25	$(168,503)
LCH.Clearnet	PLN	1,670	Pays	6-month PLN WIBOR	4.40		8/20/17	24,179
LCH.Clearnet	PLN	16,000	Pays	6-month PLN WIBOR	3.44		5/9/19	291,027
LCH.Clearnet	PLN	21,430	Pays	6-month PLN WIBOR	3.25		6/5/19	344,874
LCH.Clearnet	PLN	4,106	Pays	6-month PLN WIBOR	1.78		2/27/20	12,233
LCH.Clearnet	PLN	6,426	Pays	6-month PLN WIBOR	1.72		2/27/20	14,878
LCH.Clearnet	PLN	19,188	Pays	6-month PLN WIBOR	1.78		2/27/20	57,838
LCH.Clearnet	PLN	4,400	Pays	6-month PLN WIBOR	2.19		10/28/21	17,008
LCH.Clearnet	PLN	11,400	Pays	6-month PLN WIBOR	2.44		10/28/24	50,133
LCH.Clearnet(1)	USD	450	Receives	3-month USD-LIBOR-BBA	2.50	(2)	12/16/25	(11,409)

								$415,341

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2015.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	BRL	12,953	Pays	Brazil CETIP Interbank Deposit Rate	13.10%	1/2/23	$(602,509)
Bank of America, N.A.	MXN	26,000	Pays	Mexico Interbank TIIE 28 Day	6.46	9/24/20	82,802
Bank of America, N.A.	PLN	1,553	Pays	6-month PLN WIBOR	4.34	7/30/17	21,873
Bank of America, N.A.	PLN	1,553	Receives	6-month PLN WIBOR	3.35	7/30/17	(14,064)
Bank of America, N.A.	PLN	1,820	Pays	6-month PLN WIBOR	4.31	8/10/17	25,450
Bank of America, N.A.	PLN	2,950	Pays	6-month PLN WIBOR	4.35	8/23/17	40,221
Bank of America, N.A.	PLN	2,970	Pays	6-month PLN WIBOR	4.30	9/18/17	41,568
Bank of America, N.A.	PLN	4,840	Pays	6-month PLN WIBOR	3.83	11/14/17	95,662
Bank of America, N.A.	PLN	4,840	Receives	6-month PLN WIBOR	3.61	11/14/17	(87,262)
Bank of America, N.A.	PLN	5,470	Receives	6-month PLN WIBOR	3.52	11/16/17	(94,814)
Bank of America, N.A.	PLN	3,600	Pays	6-month PLN WIBOR	4.95	9/14/20	141,141
Bank of America, N.A.	PLN	8,765	Pays	6-month PLN WIBOR	5.45	6/7/21	465,619
Barclays Bank PLC	BRL	90,832	Pays	Brazil CETIP Interbank Deposit Rate	12.09	1/2/17	(1,089,255)
Barclays Bank PLC	BRL	22,098	Pays	Brazil CETIP Interbank Deposit Rate	11.72	1/4/21	(1,248,423)
Barclays Bank PLC	BRL	20,157	Receives	Brazil CETIP Interbank Deposit Rate	11.81	1/2/23	1,448,383
Barclays Bank PLC	MYR	21,700	Pays	3-month MYR KLIBOR	3.96	7/26/16	4,765
Barclays Bank PLC	MYR	9,556	Pays	3-month MYR KLIBOR	3.90	11/26/19	(22,365)
Barclays Bank PLC	MYR	10,000	Pays	3-month MYR KLIBOR	4.13	10/19/20	(13,131)
Barclays Bank PLC	MYR	21,070	Pays	3-month MYR KLIBOR	4.14	11/26/24	(153,545)
Barclays Bank PLC	PLN	3,893	Pays	6-month PLN WIBOR	4.32	8/2/17	54,381
Barclays Bank PLC	PLN	2,200	Pays	6-month PLN WIBOR	4.35	8/27/17	31,258
Barclays Bank PLC	PLN	5,470	Pays	6-month PLN WIBOR	3.81	11/16/17	107,335
Barclays Bank PLC	PLN	9,170	Pays	6-month PLN WIBOR	3.82	11/19/17	180,865
Barclays Bank PLC	PLN	9,170	Receives	6-month PLN WIBOR	3.53	11/19/17	(159,405)

28	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Barclays Bank PLC	PLN	5,240	Pays	6-month PLN WIBOR	3.80%	11/20/17	$102,360
Barclays Bank PLC	PLN	2,300	Pays	6-month PLN WIBOR	5.36	7/30/20	102,340
Barclays Bank PLC	THB	47,850	Pays	6-month THBFIX	3.21	10/4/20	65,057
BNP Paribas	PLN	3,946	Pays	6-month PLN WIBOR	4.25	8/7/17	53,969
BNP Paribas	PLN	3,946	Receives	6-month PLN WIBOR	3.60	8/7/17	(40,996)
BNP Paribas	PLN	800	Pays	6-month PLN WIBOR	3.85	11/13/17	15,975
BNP Paribas	PLN	800	Receives	6-month PLN WIBOR	3.38	11/13/17	(13,062)
BNP Paribas	ZAR	142,000	Pays	3-month ZAR JIBAR	5.88	12/4/17	(230,604)
Citibank, N.A.	BRL	6,891	Pays	Brazil CETIP Interbank Deposit Rate	12.98	1/2/18	(106,178)
Citibank, N.A.	PLN	2,983	Pays	6-month PLN WIBOR	4.33	7/30/17	41,976
Citibank, N.A.	PLN	2,427	Pays	6-month PLN WIBOR	4.31	8/2/17	33,841
Citibank, N.A.	PLN	1,780	Pays	6-month PLN WIBOR	4.30	8/10/17	24,576
Citibank, N.A.	PLN	1,320	Pays	6-month PLN WIBOR	4.40	8/20/17	19,076
Citibank, N.A.	PLN	1,700	Pays	6-month PLN WIBOR	3.81	11/13/17	33,418
Citibank, N.A.	PLN	1,340	Pays	6-month PLN WIBOR	3.82	11/14/17	26,381
Citibank, N.A.	PLN	3,980	Pays	6-month PLN WIBOR	3.82	11/19/17	78,221
Citibank, N.A.	PLN	3,980	Receives	6-month PLN WIBOR	3.60	11/19/17	(71,412)
Credit Suisse International	MYR	25,230	Pays	3-month MYR KLIBOR	3.43	4/4/18	(81,709)
Credit Suisse International	RUB	256,671	Pays	3-month Moscow Prime Offered Rate	11.56	10/16/18	59,560
Credit Suisse International	RUB	85,557	Pays	3-month Moscow Prime Offered Rate	11.40	10/19/18	14,769
Credit Suisse International	RUB	128,336	Pays	3-month Moscow Prime Offered Rate	11.30	10/20/18	17,331
Credit Suisse International	RUB	83,880	Pays	3-month Moscow Prime Offered Rate	11.25	10/21/18	9,729
Deutsche Bank AG	BRL	4,372	Pays	Brazil CETIP Interbank Deposit Rate	12.96	1/2/18	(67,817)
Deutsche Bank AG	BRL	32,649	Pays	Brazil CETIP Interbank Deposit Rate	13.00	1/2/18	(498,258)
Deutsche Bank AG	BRL	1,970	Pays	Brazil CETIP Interbank Deposit Rate	12.98	1/2/23	(97,076)
Deutsche Bank AG	MXN	85,500	Pays	Mexico Interbank TIIE 28 Day	6.38	6/17/16	99,424
Deutsche Bank AG	MYR	31,996	Pays	3-month MYR KLIBOR	3.80	11/18/16	(4,676)
Deutsche Bank AG	MYR	10,800	Pays	3-month MYR KLIBOR	4.38	11/23/20	15,777
Deutsche Bank AG	PLN	3,100	Pays	6-month PLN WIBOR	5.11	4/23/17	63,107
Deutsche Bank AG	PLN	1,764	Pays	6-month PLN WIBOR	4.34	7/30/17	24,890
Deutsche Bank AG	PLN	5,339	Pays	6-month PLN WIBOR	4.36	8/1/17	75,616
Deutsche Bank AG	PLN	2,880	Pays	6-month PLN WIBOR	4.28	8/6/17	39,731
Deutsche Bank AG	PLN	2,174	Pays	6-month PLN WIBOR	4.24	8/7/17	27,682
Deutsche Bank AG	PLN	1,550	Pays	6-month PLN WIBOR	4.33	8/17/17	21,797
Deutsche Bank AG	PLN	1,040	Pays	6-month PLN WIBOR	3.79	11/16/17	20,246
Deutsche Bank AG	PLN	1,040	Receives	6-month PLN WIBOR	3.60	11/16/17	(18,647)
Goldman Sachs International	BRL	20,110	Pays	Brazil CETIP Interbank Deposit Rate	13.18	1/2/18	(286,532)
Goldman Sachs International	MYR	10,122	Pays	3-month MYR KLIBOR	4.04	11/18/21	(38,329)
Goldman Sachs International	PLN	1,061	Pays	6-month PLN WIBOR	4.35	8/1/17	14,962
Goldman Sachs International	PLN	11,000	Pays	6-month PLN WIBOR	5.54	5/10/21	602,242
HSBC Bank USA, N.A.	MXN	44,030	Pays	Mexico Interbank TIIE 28 Day	7.28	12/23/20	237,257
HSBC Bank USA, N.A.	PLN	11,250	Pays	6-month PLN WIBOR	3.44	5/9/19	203,442
ICBC Standard Bank plc	ZAR	62,500	Pays	3-month ZAR JIBAR	7.98	5/20/19	102,802
ICBC Standard Bank plc	ZAR	22,000	Pays	3-month ZAR JIBAR	7.93	6/2/21	19,458
JPMorgan Chase Bank, N.A.	MYR	4,750	Pays	3-month MYR KLIBOR	4.44	4/8/19	11,772

29	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	PLN	1,210	Pays	6-month PLN WIBOR	4.33%	8/17/17	$17,015
JPMorgan Chase Bank, N.A.	PLN	16,200	Pays	6-month PLN WIBOR	4.93	10/13/17	279,183
JPMorgan Chase Bank, N.A.	PLN	9,900	Pays	6-month PLN WIBOR	4.91	10/11/18	247,994
Morgan Stanley & Co. International PLC	MXN	29,200	Pays	Mexico Interbank TIIE 28 Day	7.95	12/3/31	223,676
Nomura International PLC	BRL	2,006	Pays	Brazil CETIP Interbank Deposit Rate	12.90	1/2/23	(102,743)
Nomura International PLC	BRL	4,440	Pays	Brazil CETIP Interbank Deposit Rate	12.83	1/2/23	(233,925)
Nomura International PLC	MYR	7,320	Pays	3-month MYR KLIBOR	3.91	10/24/19	(16,029)
Nomura International PLC	MYR	4,070	Pays	3-month MYR KLIBOR	4.19	10/24/24	(25,741)
The Bank of Nova Scotia	MXN	90,100	Pays	Mexico Interbank TIIE 28 Day	5.25	12/4/17	111,991

							$481,459

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

South Africa	ICE Clear Credit	$150	1.00	%(1)	12/20/19	$6,976	$(3,781)	$3,195
South Africa	ICE Clear Credit	100	1.00	(1)	3/20/20	5,201	(2,734)	2,467

Total						$12,177	$(6,515)	$5,662

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Nigeria	Citibank, N.A.	$1,890	3.50%		6/20/16	2.60%	$18,165	$—	$18,165
South Africa	Bank of America, N.A.	775	1.00	(1)	12/20/15	1.01	866	168	1,034
South Africa	Bank of America, N.A.	525	1.00	(1)	12/20/15	1.01	587	119	706
South Africa	Bank of America, N.A.	2,600	1.00	(1)	9/20/17	1.50	(21,169)	32,165	10,996
South Africa	Bank of America, N.A.	920	1.00	(1)	9/20/17	1.50	(7,491)	5,935	(1,556)
South Africa	Bank of America, N.A.	680	1.00	(1)	9/20/17	1.50	(5,537)	3,910	(1,627)
South Africa	Bank of America, N.A.	3,040	1.00	(1)	9/20/17	1.50	(24,752)	14,765	(9,987)
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/15	1.01	838	189	1,027
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/15	1.01	632	143	775
South Africa	Barclays Bank PLC	450	1.00	(1)	9/20/17	1.50	(3,664)	4,318	654
South Africa	Barclays Bank PLC	431	1.00	(1)	9/20/17	1.50	(3,509)	3,857	348
South Africa	BNP Paribas	750	1.00	(1)	9/20/17	1.50	(6,107)	7,459	1,352
South Africa	BNP Paribas	1,140	1.00	(1)	9/20/17	1.50	(9,282)	9,592	310
South Africa	Credit Suisse International	840	1.00	(1)	12/20/15	1.01	939	475	1,414
South Africa	Credit Suisse International	790	1.00	(1)	12/20/15	1.01	883	219	1,102
South Africa	Credit Suisse International	775	1.00	(1)	12/20/15	1.01	866	198	1,064
South Africa	Credit Suisse International	1,300	1.00	(1)	9/20/17	1.50	(10,585)	17,426	6,841

30	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Deutsche Bank AG	$610	1.00	% (1)	12/20/15	1.01%	$682	$155	$837
South Africa	Deutsche Bank AG	2,000	1.00	(1)	9/20/17	1.50	(16,284)	24,742	8,458
South Africa	Deutsche Bank AG	810	1.00	(1)	9/20/17	1.50	(6,595)	11,130	4,535
South Africa	Goldman Sachs International	820	1.00	(1)	12/20/15	1.01	917	227	1,144
South Africa	Goldman Sachs International	815	1.00	(1)	12/20/15	1.01	911	218	1,129
South Africa	Goldman Sachs International	510	1.00	(1)	9/20/17	1.50	(4,152)	6,657	2,505
South Africa	Nomura International PLC	400	1.00	(1)	9/20/17	1.50	(3,257)	2,948	(309)
South Africa	Nomura International PLC	5,000	1.00	(1)	9/20/17	1.50	(40,711)	28,818	(11,893)
Turkey	Bank of America, N.A.	6,387	1.00	(1)	12/20/17	1.63	(77,517)	64,791	(12,726)
Turkey	Barclays Bank PLC	7,630	1.00	(1)	9/20/19	2.23	(337,155)	245,584	(91,571)
Turkey	Deutsche Bank AG	3,220	1.00	(1)	9/20/19	2.23	(142,286)	102,281	(40,005)

Total		$46,423					$(693,767)	$588,489	$(105,278)

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	Credit Suisse International	$350	1.00	%(1)	12/20/15	$(30)	$(799)	$(829)
Lebanon	Credit Suisse International	840	1.00	(1)	12/20/15	(73)	(2,014)	(2,087)
Lebanon	Credit Suisse International	1,000	1.00	(1)	12/20/15	(87)	(2,288)	(2,375)
Lebanon	Deutsche Bank AG	865	1.00	(1)	12/20/15	(75)	(2,064)	(2,139)
Lebanon	Deutsche Bank AG	1,140	1.00	(1)	12/20/15	(99)	(2,708)	(2,807)
Lebanon	Goldman Sachs International	2,471	1.00	(1)	6/20/18	133,424	(175,621)	(42,197)
Lebanon	Goldman Sachs International	215	5.00	(1)	12/20/18	(11,234)	7,612	(3,622)
Lebanon	Goldman Sachs International	199	5.00	(1)	12/20/18	(10,398)	6,516	(3,882)
Lebanon	HSBC Bank USA, N.A.	1,250	1.00	(1)	12/20/17	45,993	(76,077)	(30,084)
South Africa	Bank of America, N.A.	300	1.00	(1)	12/20/19	13,558	(5,754)	7,804
South Africa	Bank of America, N.A.	775	1.00	(1)	12/20/20	52,736	(15,336)	37,400
South Africa	Bank of America, N.A.	525	1.00	(1)	12/20/20	35,725	(11,396)	24,329
South Africa	Barclays Bank PLC	300	1.00	(1)	12/20/19	13,558	(6,652)	6,906
South Africa	Barclays Bank PLC	100	1.00	(1)	3/20/20	5,104	(1,752)	3,352
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/20	51,035	(15,672)	35,363
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/20	38,447	(11,139)	27,308
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	5,104	(1,922)	3,182
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	5,104	(2,338)	2,766
South Africa	Credit Suisse International	775	1.00	(1)	12/20/20	52,736	(16,305)	36,431
South Africa	Credit Suisse International	790	1.00	(1)	12/20/20	53,757	(17,466)	36,291
South Africa	Credit Suisse International	840	1.00	(1)	12/20/20	57,160	(22,827)	34,333
South Africa	Deutsche Bank AG	500	1.00	(1)	9/20/20	31,262	(13,896)	17,366
South Africa	Deutsche Bank AG	610	1.00	(1)	12/20/20	41,509	(12,534)	28,975

31	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Goldman Sachs International	$815	1.00	%(1)	12/20/20	$55,458	$(17,083)	$38,375
South Africa	Goldman Sachs International	820	1.00	(1)	12/20/20	55,799	(17,468)	38,331
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	12/20/19	4,519	(2,629)	1,890
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	12/20/19	4,519	(3,155)	1,364
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	5,104	(1,888)	3,216
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	5,104	(1,955)	3,149
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	5,104	(2,702)	2,402
Spain	Barclays Bank PLC	167	1.00	(1)	9/20/20	(1,931)	(7,965)	(9,896)
Spain	Barclays Bank PLC	300	1.00	(1)	12/20/20	(3,285)	(15,744)	(19,029)
Spain	Barclays Bank PLC	700	1.00	(1)	12/20/20	(7,666)	(36,602)	(44,268)
Spain	Barclays Bank PLC	690	1.00	(1)	12/20/20	(7,556)	(36,758)	(44,314)
Spain	Citibank, N.A.	300	1.00	(1)	3/20/20	(3,846)	(3,606)	(7,452)
Spain	Citibank, N.A.	300	1.00	(1)	3/20/20	(3,846)	(7,425)	(11,271)
Spain	Deutsche Bank AG	300	1.00	(1)	3/20/20	(3,846)	(3,405)	(7,251)
Spain	Deutsche Bank AG	300	1.00	(1)	3/20/20	(3,846)	(7,425)	(11,271)
Spain	Deutsche Bank AG	550	1.00	(1)	6/20/20	(6,703)	(18,062)	(24,765)
Spain	Deutsche Bank AG	670	1.00	(1)	12/20/20	(7,337)	(35,693)	(43,030)
Spain	Deutsche Bank AG	3,265	1.00	(1)	12/20/20	(35,755)	(149,168)	(184,923)
Spain	Goldman Sachs International	193	1.00	(1)	9/20/20	(2,231)	(9,401)	(11,632)

Total						$661,975	$(780,566)	$(118,591)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2015, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $46,423,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Termination Date	Net Unrealized Depreciation

Deutsche Bank AG	10.54% on TRY 21,450,000 plus USD 9,981,225	3-month USD-LIBOR-BBA on USD 9,981,225 plus TRY 21,450,000	4/3/19	$(2,146,440)
JPMorgan Chase Bank, N.A.	8.97% on TRY 8,196,576 plus USD 3,251,319	3-month USD-LIBOR-BBA on USD 3,251,319 plus TRY 8,196,576	3/3/20	(759,944)

				$(2,906,384)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

32	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Currency Abbreviations:

ALL	–	Albanian Lek
BAM	–	Bosnia-Herzegovina Convertible Mark
BDT	–	Bangladeshi Taka
BRL	–	Brazilian Real
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
GEL	–	Georgian Lari
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound

LKR	–	Sri Lankan Rupee
MYR	–	Malaysian Ringgit
MXN	–	Mexican Peso
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
THB	–	Thai Baht
TRY	–	New Turkish Lira
USD	–	United States Dollar
UYU	–	Uruguayan Peso
ZAR	–	South African Rand
ZMW	–	Zambian Kwacha

33	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $315,549,491)	$268,871,201
Affiliated investment, at value (identified cost, $11,164,785)	11,164,785
Cash	3,644,399
Restricted cash*	2,668,749
Foreign currency, at value (identified cost, $7,977,804)	7,958,834
Interest receivable	6,947,987
Interest receivable from affiliated investment	1,885
Due from broker for open reverse repurchase agreements	537,810
Receivable for investments sold	249,213
Receivable for variation margin on open centrally cleared swap contracts	47,512
Receivable for open forward foreign currency exchange contracts	5,223,103
Receivable for open swap contracts	6,354,895
Premium paid on open non-centrally cleared swap contracts	794,694
Receivable for open non-deliverable bond forward contracts	20,894
Tax reclaims receivable	4,110
Total assets	$314,490,071

Liabilities
Cash collateral due to broker	$330,000
Payable for reverse repurchase agreements	6,544,353
Due to broker for closed reverse repurchase agreements	683,375
Payable for investments purchased	7,556,759
Payable for securities sold short, at value (proceeds, $1,826,991)	1,668,784
Payable for variation margin on open futures contracts	63,636
Payable for open forward foreign currency exchange contracts	7,380,304
Payable for open swap contracts	9,003,689
Payable for closed swap contracts	179,807
Premium received on open non-centrally cleared swap contracts	602,617
Payable for open non-deliverable bond forward contracts	16,669
Payable to affiliates:
Investment adviser fee	144,830
Trustees’ fees	1,457
Interest payable for securities sold short	4,740
Accrued foreign capital gains taxes	53,997
Accrued expenses	202,856
Total liabilities	$34,437,873
Net Assets applicable to investors’ interest in Portfolio	$280,052,198

Sources of Net Assets
Investors’ capital	$331,641,177
Net unrealized depreciation	(51,588,979)
Total	$280,052,198

*	Represents restricted cash on deposit at the custodian and the brokers for open derivative contracts.

34	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest (net of foreign taxes, $805,279)	$21,912,857
Interest allocated from affiliated investment	30,828
Expenses allocated from affiliated investment	(2,230)
Total investment income	$21,941,455

Expenses
Investment adviser fee	$2,092,645
Trustees’ fees and expenses	17,262
Custodian fee	548,018
Legal and accounting services	123,072
Interest expense and fees	219,167
Interest expense on securities sold short	6,277
Miscellaneous	39,011
Total expenses	$3,045,452
Deduct —
Reduction of custodian fee	$150
Total expense reductions	$150

Net expenses	$3,045,302

Net investment income	$18,896,153

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $171,541)	$(38,556,833)
Investment transactions allocated from affiliated investment	35
Futures contracts	(2,299,306)
Swap contracts	3,991,127
Foreign currency and forward foreign currency exchange contract transactions	(29,483,170)
Non-deliverable bond forward contracts	(252,665)
Net realized loss	$(66,600,812)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $136,557)	$(5,762,159)
Securities sold short	232,837
Futures contracts	(158,579)
Swap contracts	(11,206,334)
Foreign currency and forward foreign currency exchange contracts	816,777
Non-deliverable bond forward contracts	4,225
Net change in unrealized appreciation (depreciation)	$(16,073,233)

Net realized and unrealized loss	$(82,674,045)

Net decrease in net assets from operations	$(63,777,892)

35	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015(1)	2014(1)
From operations —
Net investment income	$18,896,153	$24,581,595
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	(66,600,812)	(32,093,337)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(16,073,233)	(1,273,035)
Net decrease in net assets from operations	$(63,777,892)	$(8,784,777)
Capital transactions —
Contributions	$46,541,486	$102,876,211
Withdrawals	(126,243,214)	(235,422,839)
Net decrease in net assets from capital transactions	$(79,701,728)	$(132,546,628)

Net decrease in net assets	$(143,479,620)	$(141,331,405)

Net Assets
At beginning of year	$423,531,818	$564,863,223
At end of year	$280,052,198	$423,531,818

(1)	Includes the accounts of the Subsidiary through March 27, 2015, as discussed in Note 1.

36	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014		2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	0.95%	0.92%		0.97%	0.97%	0.92%
Net investment income	5.88%	5.53%		5.25%	5.53%	4.90%
Portfolio Turnover	47%	97%		27%	24%	16%

Total Return	(17.07)%	0.00	%(3)	(3.10)%	7.78%	0.13%

Net assets, end of year (000’s omitted)	$280,052	$423,532		$564,863	$775,093	$803,386

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.07%, 0.06%, 0.14%, 0.15% and 0.08% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(3)	Amount is less than 0.005%.

37	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund held an interest of 78.6%, 13.9%, 5.5% and 2.0%, respectively, in the Portfolio.

Prior to March 28, 2015, the Portfolio sought to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EMLIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. As of the close of business on March 27, 2015, the Portfolio fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of cash and securities, were transferred to the Portfolio with no gain or loss for financial reporting purposes. As of October 31, 2015, the Subsidiary has been dissolved with the Cayman Islands authorities. The accompanying financial statements include the accounts of the Subsidiary through March 27, 2015. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

38

Emerging Markets Local Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio. Upon liquidation of the Subsidiary, the Portfolio will recognize gain or loss determined as the difference between the proceeds received (including cash and securities) and its tax basis in the Subsidiary.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index

39

Emerging Markets Local Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

or commodity, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

M  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

N  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

40

Emerging Markets Local Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

O  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

P  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

Q  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and, prior to March 28, 2015, the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.650% of its respective average daily net assets up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $2,092,645 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, aggregated $147,492,345 and $127,939,705, respectively, for the year ended October 31, 2015.

41

Emerging Markets Local Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$327,344,367

Gross unrealized appreciation	$3,066,337
Gross unrealized depreciation	$(50,374,718)

Net unrealized depreciation	$(47,308,381)

The net unrealized appreciation (depreciation) on foreign currency transactions, derivative contracts, securities sold short and accrued foreign capital gains taxes at October 31, 2015 on a federal income tax basis was $(3,749,861).

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: During the year ended October 31, 2015, the Portfolio invested in commodities-linked derivative instruments, including commodity futures contracts that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments were used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $16,551,761. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $7,408,422 at October 31, 2015.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under

42

Emerging Markets Local Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized depreciation*	$5,662	$—	$831,511	$837,173
Receivable for open forward foreign currency exchange contracts	—	5,223,103	—	5,223,103
Receivable/payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	798,105	—	5,899,966	6,698,071
Receivable for open non-deliverable bond forward contracts	—	—	20,894	20,894

Total Asset Derivatives	$803,767	$5,223,103	$6,752,371	$12,779,241

Derivatives not subject to master netting or similar agreements	$5,662	$—	$831,511	$837,173

Total Asset Derivatives subject to master netting or similar agreements	$798,105	$5,223,103	$5,920,860	$11,942,068

Net unrealized depreciation*	$—	$—	$(930,324)	$(930,324)
Payable for open forward foreign currency exchange contracts	—	(7,380,304)	—	(7,380,304)
Payable/receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	(829,897)	—	(8,324,891)	(9,154,788)
Payable for open non-deliverable bond forward contracts	—	—	(16,669)	(16,669)

Total Liability Derivatives	$(829,897)	$(7,380,304)	$(9,271,884)	$(17,482,085)

Derivatives not subject to master netting or similar agreements	$—	$—	$(930,324)	$(930,324)

Total Liability Derivatives subject to master netting or similar agreements	$(829,897)	$(7,380,304)	$(8,341,560)	$(16,551,761)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

43

Emerging Markets Local Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$1,541,265	$(1,033,021)	$(508,244)	$—	$—
Barclays Bank PLC	2,314,580	(2,314,580)	—	—	—
BNP Paribas	277,142	(277,142)	—	—	—
Citibank, N.A.	278,112	(278,112)	—	—	—
Credit Suisse International	277,938	(92,484)	(105,488)	—	79,966
Deutsche Bank AG	506,971	(506,971)	—	—	—
Goldman Sachs International	1,161,638	(601,245)	(479,082)	—	81,311
HSBC Bank USA, N.A.	493,418	(11,202)	(448,201)	—	34,015
ICBC Standard Bank plc	122,260	(122,260)	—	—	—
JPMorgan Chase Bank, N.A.	737,926	(737,926)	—	—	—
Morgan Stanley & Co. International PLC	223,676	(54,777)	(168,899)	—	—
Nomura International PLC	4,807	(4,807)	—	—	—
Standard Chartered Bank	3,878,520	(3,878,520)	—	—	—
State Street Bank and Trust Company	11,824	—	—	—	11,824
The Bank of Nova Scotia	111,991	—	—	—	111,991

	$11,942,068	$(9,913,047)	$(1,709,914)	$—	$319,107

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(50,931)	$—	$—	$—	$(50,931)
Bank of America, N.A.	(1,033,021)	1,033,021	—	—	—
Barclays Bank PLC	(3,460,513)	2,314,580	873,041	272,892	—
BNP Paribas	(880,231)	277,142	488,557	—	(114,532)
Citibank, N.A.	(1,041,941)	278,112	763,829	—	—
Credit Suisse International	(92,484)	92,484	—	—	—
Deutsche Bank AG	(3,175,154)	506,971	2,668,183	—	—
Goldman Sachs International	(601,245)	601,245	—	—	—
HSBC Bank USA, N.A.	(11,202)	11,202	—	—	—
ICBC Standard Bank plc	(756,737)	122,260	589,627	—	(44,850)
JPMorgan Chase Bank, N.A.	(907,717)	737,926	—	—	(169,791)
Morgan Stanley & Co. International PLC	(54,777)	54,777	—	—	—
Nomura International PLC	(434,984)	4,807	430,177	—	—
Standard Chartered Bank	(4,050,824)	3,878,520	172,304	—	—

	$(16,551,761)	$9,913,047	$5,985,718	$272,892	$(380,104)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

44

Emerging Markets Local Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to repurchase and reverse repurchase agreements at October 31, 2015 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2015 was as follows:

Statement of Operations Caption	Commodity	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Futures contracts	$11,332	$—	$—	$(2,310,638)
Swap contracts	—	299,684	—	3,691,443
Foreign currency and forward foreign currency exchange contract transactions	—	—	(28,079,825)	—

Non-deliverable bond forward contracts	—	—	—	(252,665)

Total	$11,332	$299,684	$(28,079,825)	$1,128,140

Change in unrealized appreciation (depreciation) —
Futures contracts	$(11,332)	$—	$—	$(147,247)
Swap contracts	—	(469,686)	—	(10,736,648)
Foreign currency and forward foreign currency exchange contracts	—	—	620,496	—

Non-deliverable bond forward contracts	—	—	—	4,225

Total	$(11,332)	$(469,686)	$620,496	$(10,879,670)
The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Non-deliverable Bond Forward Contracts	Swap Contracts

$1,220,000	$80,192,000	$492,024,000	$8,286,000	$393,043,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

45

Emerging Markets Local Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2015 were as follows:

Counterparty	Trade Date	Maturity Date(1)	Interest Rate Paid (Received)	Principal Amount	Value including Accrued Interest

Barclays Bank PLC	6/2/15	On Demand	(0.25)%	$4,705,971	$4,705,971
Barclays Bank PLC	6/17/15	On Demand	(0.25)	196,250	196,250
Barclays Bank PLC	10/29/15	On Demand	(1.00)	537,810	537,810
JPMorgan Chase Bank, N.A.	10/2/15	On Demand	(0.35)	922,306	922,306
JPMorgan Chase Bank, N.A.	10/2/15	On Demand	(0.50)	182,016	182,016

Total					$6,544,353

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the year ended October 31, 2015, the average borrowings under settled reverse repurchase agreements and the average interest rate received were approximately $9,662,000 and 1.35%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2015. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2015.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)

Bank of America, N.A.	$1,707,702	$—	$(1,673,484)	$34,218

	$1,707,702	$—	$(1,673,484)	$34,218

Counterparty	Reverse Repurchase Agreements	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

Barclays Bank PLC	$(5,440,031)	$—	$5,440,031	$—
JPMorgan Chase Bank, N.A.	(1,104,322)	—	1,104,322	—

	$(6,544,353)	$—	$6,544,353	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of a default.

(c)	Net amount represents the net amount payable to the counterparty in the event of a default.

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

46

Emerging Markets Local Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Foreign Government Bonds	$—	$217,728,236	$—	$217,728,236
Foreign Corporate Bonds	—	24,245,901	—	24,245,901
Sovereign Loans (Less Unfunded Loan Commitments)	—	—	2,112,424	2,112,424
Short-Term Investments —
Foreign Government Securities	—	8,778,726	—	8,778,726
U.S. Treasury Obligations	—	14,298,212	—	14,298,212
Repurchase Agreements	—	1,707,702	—	1,707,702
Other	—	11,164,785	—	11,164,785

Total Investments	$—	$277,923,562	$2,112,424	$280,035,986

Forward Foreign Currency Exchange Contracts	$—	$5,223,103	$—	$5,223,103
Non-deliverable Bond Forward Contracts	—	20,894	—	20,894
Swap Contracts	—	7,541,759	—	7,541,759

Total	$—	$290,709,318	$2,112,424	$292,821,742

Liability Description

Securities Sold Short	$—	$(1,668,784)	$—	$(1,668,784)
Forward Foreign Currency Exchange Contracts	—	(7,380,304)	—	(7,380,304)
Non-deliverable Bond Forward Contracts	—	(16,669)	—	(16,669)
Futures Contracts	(514,154)	—	—	(514,154)
Swap Contracts	—	(9,570,958)	—	(9,570,958)

Total	$(514,154)	$(18,636,715)	$—	$(19,150,869)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

47

Emerging Markets Local Income Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Local Income Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2015

48

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates
(1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm)
(1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers)
(an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

49

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael A. Cirami 1975	President of the Portfolio	2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and

50

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2015

Management and Organization — continued

Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

51

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

52

Investment Adviser of Emerging Markets Local
Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040    10.31.15

Eaton Vance

Floating-Rate Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Floating-Rate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 48

Federal Tax Information	20

Management and Organization	49

Important Notices	52

Eaton Vance

Floating-Rate Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the fiscal year ended October 31, 2015, the U.S. floating-rate loan market experienced declining loan prices that partially offset interest income and thus detracted from total returns. As a result, the S&P/LSTA Leveraged Loan Index,2 a loan market barometer, returned 0.48% for the 12-month period.

The period was dominated by risk-averse sentiment among investors. Slowing growth in China, declining prices for oil and other commodities, weakness in the global economic recovery and uncertainty around the Federal Reserve’s expected rate hike all dragged on returns of most asset classes across the capital markets, including floating-rate loans.

Loan prices edged lower in the secondary market as retail investors exited loan-focused investments. Further downward pressure on loan prices came from high-yield bond funds that sold floating-rate loan holdings to cover redemptions. Meanwhile, institutional loan investors generally stayed the course, with strong demand exhibited in both collateralized loan obligations and traditional institutional channels.

Performance trends within the loan market were bifurcated in a number of ways during the period. Loans in industries affected by declining commodity prices — including oil & gas, metals & mining and utilities — were among the worst performing loans during the period. Meanwhile, investor preference for quality showcased itself in credit tier performance, with higher-quality loans generally outperforming lower-rated issues.

With the U.S. economy continuing its uneven but gradual recovery, healthy corporate fundamentals kept the default rate fairly benign during the period. The default rate, a measure of corporate health and credit risk in the market, was 1.32%, well below the market’s 10-year average of 3.16%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Floating-Rate Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 0.10%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), returned 0.48% for the period. The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

The Fund has historically tended to overweight higher-rated loans relative to the Index. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance versus the Index in times when lower-rated loans perform well. By contrast, the strategy may aid relative returns versus the Index in times when higher-rated loans perform well, such as that experienced over the course of the period.

For the 12-month period, BB-rated7 loans in the Index returned 3.10%, B-rated loans in the Index returned 0.62%, CCC-rated loans in the Index returned -2.75% and D-rated (defaulted) loans in the Index returned -43.48%. The negative performance of the D category was due in large part to the continued decline of the defaulted loan issued by Energy Future Holdings (“EFH”), a major Index component that defaulted during the Fund’s previous fiscal year but was not held by the Fund. Across the ratings tiers, the Fund’s overweight to higher-quality BB and B-rated loans, two ratings categories that outperformed the overall Index during the period, and underweight to poorly performing CCC and D-rated loans, helped Fund performance versus the Index. The Fund’s lack of exposure to the defaulted EFH loan was the largest individual contributor to performance versus the Index.

In contrast, a headwind related to issuer size detracted from Fund performance versus the Index. As the period was marked by heightened volatility and risk aversion by retail investors, more widely held and actively traded issues took the brunt of selling pressure from investors exiting the asset class. As these loans tend to be issued by the larger and more durable companies that the Fund has tended to favor, positioning in larger loans was a relative detractor to Fund performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

October 31, 2015

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	02/07/2001	02/07/2001	–0.03%	3.42%	3.48%
Class A at NAV	05/05/2003	02/07/2001	0.10	3.43	3.48
Class A with 2.25% Maximum Sales Charge	—	—	–2.11	2.97	3.24
Class B at NAV	02/05/2001	02/05/2001	–0.67	2.67	2.72
Class B with 5% Maximum Sales Charge	—	—	–5.49	2.32	2.72
Class C at NAV	02/01/2001	02/01/2001	–0.67	2.65	2.72
Class C with 1% Maximum Sales Charge	—	—	–1.63	2.65	2.72
Class I at NAV	01/30/2001	01/30/2001	0.33	3.70	3.75
S&P/LSTA Leveraged Loan Index	—	—	0.48%	4.14%	4.61%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
	0.99%	0.99%	1.74%	1.74%	0.74%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2005	$14,086	N.A.
Class B	$10,000	10/31/2005	$13,083	N.A.
Class C	$10,000	10/31/2005	$13,083	N.A.
Class I	$250,000	10/31/2005	$361,370	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Fund

October 31, 2015

Fund Profile5

Top 10 Issuers (% of total investments)6

Asurion, LLC	1.3%

FMG Resources (August 2006) Pty. Ltd.	1.2

Intelsat Jackson Holdings S.A.	1.1

Infor (US), Inc.	1.1

First Data Corporation	1.0

Community Health Systems, Inc.	1.0

TransDigm, Inc.	1.0

NBTY, Inc.	0.9

Berry Plastics Holding Corporation	0.9

US Foods, Inc.	0.9

Total	10.4%

Top 10 Sectors (% of total investments)6

Health Care	10.1%

Electronics/Electrical	9.5

Business Equipment and Services	7.9

Retailers (Except Food and Drug)	5.9

Chemicals and Plastics	4.9

Oil and Gas	4.6

Food Products	4.2

Financial Intermediaries	4.1

Leisure Goods/Activities/Movies	3.5

Lodging and Casinos	3.3

Total	58.0%

Credit Quality (% of bonds, loans and asset-backed securities)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.
[7]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$979.00	$5.14	1.03%
Class A	$1,000.00	$979.30	$5.14	1.03%
Class B	$1,000.00	$976.40	$8.87	1.78%
Class C	$1,000.00	$975.30	$8.86	1.78%
Class I	$1,000.00	$981.40	$3.90	0.78%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.00	$5.24	1.03%
Class A	$1,000.00	$1,020.00	$5.24	1.03%
Class B	$1,000.00	$1,016.20	$9.05	1.78%
Class C	$1,000.00	$1,016.20	$9.05	1.78%
Class I	$1,000.00	$1,021.30	$3.97	0.78%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $9,240,267,018)	$8,726,708,034
Receivable for Fund shares sold	17,158,520
Total assets	$8,743,866,554

Liabilities
Payable for Fund shares redeemed	$27,916,161
Distributions payable	9,449,714
Payable to affiliates:
Administration fee	1,125,406
Distribution and service fees	1,061,638
Trustees’ fees	42
Accrued expenses	1,082,357
Total liabilities	$40,635,318
Net Assets	$8,703,231,236

Sources of Net Assets
Paid-in capital	$9,466,511,404
Accumulated net realized loss from Portfolio	(240,409,637)
Accumulated distributions in excess of net investment income	(9,311,547)
Net unrealized depreciation from Portfolio	(513,558,984)
Total	$8,703,231,236

Advisers Class Shares
Net Assets	$421,431,486
Shares Outstanding	48,584,249
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.67

Class A Shares
Net Assets	$1,323,645,799
Shares Outstanding	147,548,988
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.97
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.18

Class B Shares
Net Assets	$10,544,237
Shares Outstanding	1,217,667
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.66

Class C Shares
Net Assets	$793,845,190
Shares Outstanding	91,634,164
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.66

Class I Shares
Net Assets	$6,153,764,524
Shares Outstanding	709,098,874
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.68

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income allocated from Portfolio	$482,551,223
Dividends allocated from Portfolio	1,269,737
Expenses allocated from Portfolio	(55,344,708)
Total investment income from Portfolio	$428,476,252

Expenses
Administration fee	$15,034,111
Distribution and service fees
Advisers Class	1,207,423
Class A	3,857,348
Class B	134,871
Class C	8,646,616
Trustees’ fees and expenses	500
Custodian fee	60,588
Transfer and dividend disbursing agent fees	6,019,140
Legal and accounting services	137,830
Printing and postage	621,763
Registration fees	379,099
Miscellaneous	80,793
Total expenses	$36,180,082

Net investment income	$392,296,170

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(73,131,154)
Foreign currency and forward foreign currency exchange contract transactions	56,334,665
Net realized loss	$(16,796,489)
Change in unrealized appreciation (depreciation) —
Investments	$(330,481,456)
Foreign currency and forward foreign currency exchange contracts	(16,147,307)
Net change in unrealized appreciation (depreciation)	$(346,628,763)

Net realized and unrealized loss	$(363,425,252)

Net increase in net assets from operations	$28,870,918

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$392,296,170	$502,570,563
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	(16,796,489)	24,792,996
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(346,628,763)	(252,243,574)
Net increase in net assets from operations	$28,870,918	$275,119,985
Distributions to shareholders —
From net investment income
Advisers Class	$(17,720,199)	$(22,354,482)
Class A	(56,700,150)	(88,980,110)
Class B	(397,228)	(562,413)
Class C	(25,503,381)	(29,085,244)
Class I	(278,022,558)	(371,686,350)
Tax return of capital
Advisers Class	(696,200)	—
Class A	(2,211,817)	—
Class B	(15,400)	—
Class C	(1,014,271)	—
Class I	(10,939,882)	—
Total distributions to shareholders	$(393,221,086)	$(512,668,599)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$85,214,011	$175,966,792
Class A	317,045,530	702,667,799
Class B	228,218	824,722
Class C	89,434,783	172,160,092
Class I	2,038,145,464	4,450,024,945
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	18,253,094	22,054,958
Class A	52,012,515	78,070,722
Class B	377,682	514,127
Class C	20,990,712	22,696,605
Class I	175,618,566	191,877,036
Cost of shares redeemed
Advisers Class	(227,304,886)	(296,369,581)
Class A	(874,891,636)	(1,535,839,793)
Class B	(3,855,614)	(4,449,321)
Class C	(240,982,320)	(285,605,536)
Class I	(4,110,531,508)	(5,923,850,027)
Net asset value of shares exchanged
Class A	2,600,002	2,841,982
Class B	(2,600,002)	(2,841,982)
Net decrease in net assets from Fund share transactions	$(2,660,245,389)	$(2,229,256,460)

Net decrease in net assets	$(3,024,595,557)	$(2,466,805,074)

Net Assets
At beginning of year	$11,727,826,793	$14,194,631,867
At end of year	$8,703,231,236	$11,727,826,793

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(9,311,547)	$(2,836,319)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2015

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.010	$9.170	$9.090	$8.850	$8.880

Income (Loss) From Operations
Net investment income(1)	$0.339	$0.314	$0.339	$0.382	$0.342
Net realized and unrealized gain (loss)	(0.339)	(0.154)	0.081	0.239	(0.018)

Total income from operations	$—	$0.160	$0.420	$0.621	$0.324

Less Distributions
From net investment income	$(0.327)	$(0.320)	$(0.340)	$(0.381)	$(0.341)
Tax return of capital	(0.013)	—	—	—	(0.013)

Total distributions	$(0.340)	$(0.320)	$(0.340)	$(0.381)	$(0.354)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$8.670	$9.010	$9.170	$9.090	$8.850

Total Return(4)	(0.03)%	1.76%	4.69%	7.16%	3.68%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$421,431	$562,524	$671,736	$519,542	$492,206
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.03%	0.99%	0.99%	1.02%	1.01%
Net investment income	3.81%	3.44%	3.70%	4.26%	3.82%
Portfolio Turnover of the Portfolio	19%	34%	32%	42%	56%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2015

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.310	$9.480	$9.410	$9.160	$9.180

Income (Loss) From Operations
Net investment income(1)	$0.351	$0.324	$0.348	$0.395	$0.355
Net realized and unrealized gain (loss)	(0.339)	(0.163)	0.074	0.248	(0.010)

Total income from operations	$0.012	$0.161	$0.422	$0.643	$0.345

Less Distributions
From net investment income	$(0.338)	$(0.331)	$(0.352)	$(0.393)	$(0.352)
Tax return of capital	(0.014)	—	—	—	(0.013)

Total distributions	$(0.352)	$(0.331)	$(0.352)	$(0.393)	$(0.365)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$8.970	$9.310	$9.480	$9.410	$9.160

Total Return(4)	0.10%	1.70%	4.55%	7.17%	3.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,323,646	$1,881,548	$2,674,354	$1,620,675	$1,450,518
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.03%	0.99%	0.99%	1.02%	1.01%
Net investment income	3.81%	3.43%	3.68%	4.26%	3.83%
Portfolio Turnover of the Portfolio	19%	34%	32%	42%	56%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.990	$9.150	$9.080	$8.840	$8.860

Income (Loss) From Operations
Net investment income(1)	$0.272	$0.245	$0.273	$0.312	$0.275
Net realized and unrealized gain (loss)	(0.330)	(0.154)	0.069	0.241	(0.007)

Total income (loss) from operations	$(0.058)	$0.091	$0.342	$0.553	$0.268

Less Distributions
From net investment income	$(0.261)	$(0.251)	$(0.272)	$(0.313)	$(0.277)
Tax return of capital	(0.011)	—	—	—	(0.011)

Total distributions	$(0.272)	$(0.251)	$(0.272)	$(0.313)	$(0.288)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$8.660	$8.990	$9.150	$9.080	$8.840

Total Return(4)	(0.67)%	0.99%	3.80%	6.36%	3.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,544	$16,859	$23,143	$25,325	$41,084
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.78%	1.74%	1.74%	1.77%	1.76%
Net investment income	3.05%	2.69%	2.98%	3.49%	3.08%
Portfolio Turnover of the Portfolio	19%	34%	32%	42%	56%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.000	$9.160	$9.080	$8.840	$8.870

Income (Loss) From Operations
Net investment income(1)	$0.272	$0.245	$0.269	$0.314	$0.276
Net realized and unrealized gain (loss)	(0.339)	(0.154)	0.083	0.239	(0.018)

Total income (loss) from operations	$(0.067)	$0.091	$0.352	$0.553	$0.258

Less Distributions
From net investment income	$(0.262)	$(0.251)	$(0.272)	$(0.313)	$(0.277)
Tax return of capital	(0.011)	—	—	—	(0.011)

Total distributions	$(0.273)	$(0.251)	$(0.272)	$(0.313)	$(0.288)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$8.660	$9.000	$9.160	$9.080	$8.840

Total Return(4)	(0.67)%	0.88%	3.92%	6.36%	2.92%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$793,845	$956,256	$1,065,313	$789,512	$782,241
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.78%	1.74%	1.74%	1.77%	1.76%
Net investment income	3.06%	2.69%	2.94%	3.51%	3.08%
Portfolio Turnover of the Portfolio	19%	34%	32%	42%	56%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.010	$9.170	$9.100	$8.860	$8.880

Income (Loss) From Operations
Net investment income(1)	$0.362	$0.336	$0.359	$0.403	$0.366
Net realized and unrealized gain (loss)	(0.330)	(0.153)	0.075	0.240	(0.011)

Total income from operations	$0.032	$0.183	$0.434	$0.643	$0.355

Less Distributions
From net investment income	$(0.348)	$(0.343)	$(0.364)	$(0.403)	$(0.361)
Tax return of capital	(0.014)	—	—	—	(0.014)

Total distributions	$(0.362)	$(0.343)	$(0.364)	$(0.403)	$(0.375)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$8.680	$9.010	$9.170	$9.100	$8.860

Total Return(4)	0.33%	2.01%	4.84%	7.41%	4.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,153,765	$8,310,640	$9,760,086	$4,876,648	$5,108,712
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.78%	0.74%	0.74%	0.77%	0.76%
Net investment income	4.06%	3.68%	3.91%	4.50%	4.09%
Portfolio Turnover of the Portfolio	19%	34%	32%	42%	56%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Eaton Vance Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (87.8% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Floating-Rate Fund

October 31, 2015

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$378,343,516	$512,668,599
Tax return of capital	$14,877,570	$—

During the year ended October 31, 2015, accumulated net realized loss was decreased by $32,101,043, accumulated distributions in excess of net investment income was increased by $20,427,882 and paid-in capital was decreased by $11,673,161 due to differences between book and tax accounting, primarily for foreign currency gain (loss), tax straddle transactions and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(228,392,040)
Net unrealized depreciation	$(525,438,414)
Other temporary differences	$(9,449,714)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, the timing of recognizing distributions to shareholders and defaulted bond interest.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $198,724,711 and deferred capital losses of $29,667,329 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($137,190,915), October 31, 2017 ($32,557,773) and October 31, 2018 ($28,976,023) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2015, $29,667,329 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2015, the administration fee amounted to $15,034,111. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $252,365 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $45,785 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

16

Eaton Vance

Floating-Rate Fund

October 31, 2015

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $1,207,423 for Advisers Class shares and $3,857,348 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $101,153 and $6,484,962 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $33,718 and $2,161,654 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $60,000, $21,000 and $99,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $123,327,994 and $3,235,473,462, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2015	2014

Sales	9,561,248	19,234,467
Issued to shareholders electing to receive payments of distributions in Fund shares	2,050,918	2,415,716
Redemptions	(25,486,114)	(32,458,090)

Net decrease	(13,873,948)	(10,807,907)

17

Eaton Vance

Floating-Rate Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2015	2014

Sales	34,393,557	74,199,718
Issued to shareholders electing to receive payments of distributions in Fund shares	5,649,277	8,264,266
Redemptions	(94,776,112)	(162,802,781)
Exchange from Class B shares	281,356	300,872

Net decrease	(54,451,922)	(80,037,925)

	Year Ended October 31,
Class B	2015	2014

Sales	25,797	90,307
Issued to shareholders electing to receive payments of distributions in Fund shares	42,479	56,393
Redemptions	(433,731)	(488,364)
Exchange to Class A shares	(292,054)	(311,668)

Net decrease	(657,509)	(653,332)

	Year Ended October 31,
Class C	2015	2014

Sales	10,042,883	18,829,138
Issued to shareholders electing to receive payments of distributions in Fund shares	2,362,080	2,489,697
Redemptions	(27,078,054)	(31,349,064)

Net decrease	(14,673,091)	(10,030,229)

	Year Ended October 31,
Class I	2015	2014

Sales	228,361,305	486,220,887
Issued to shareholders electing to receive payments of distributions in Fund shares	19,723,694	21,011,225
Redemptions	(461,261,388)	(648,934,014)

Net decrease	(213,176,389)	(141,701,902)

18

Eaton Vance

Floating-Rate Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

19

Eaton Vance

Floating-Rate Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments

Senior Floating-Rate Loans — 92.6%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.7%
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)		5,347	$4,927,918
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		7,306	5,844,404
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019		63,293	58,334,722
TransDigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020		66,400	65,684,233
Term Loan, 3.75%, Maturing June 4, 2021		34,464	34,048,324

			$168,839,601

Automotive — 2.7%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.94%, Maturing April 27, 2020		13,671	$13,692,406
Allison Transmission, Inc.
Term Loan, 3.50%, Maturing August 23, 2019		13,586	13,617,368
Chrysler Group, LLC
Term Loan, 3.25%, Maturing December 31, 2018		14,250	14,215,755
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021		15,301	15,189,723
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019		19,924	19,911,662
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021		55,389	50,784,581
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.75%, Maturing April 30, 2019		55,854	56,051,053
Horizon Global Corporation
Term Loan, 7.00%, Maturing May 11, 2022		6,123	5,969,437
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021		30,372	30,260,336
Remy International, Inc.
Term Loan, 5.25%, Maturing March 5, 2020		5,117	5,124,584
Schaeffler AG
Term Loan, 4.25%, Maturing May 15, 2020		2,213	2,223,217
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	EUR	10,025	10,886,194
Term Loan, 4.50%, Maturing June 30, 2022		15,100	15,005,625
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020		20,161	20,026,225

			$272,958,166

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	11,923	$11,296,569
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	3,000	2,835,000

		$14,131,569

Brokerage / Securities Dealers / Investment Houses — 0.1%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	4,239	$4,242,025
Salient Partners L.P.
Term Loan, 7.50%, Maturing May 19, 2021	9,974	9,774,275

		$14,016,300

Building and Development — 1.6%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	17,937	$17,858,956
Auction.com, LLC
Term Loan, 6.00%, Maturing May 8, 2022	13,010	12,912,053
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	15,833	15,724,287
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	9,975	9,898,631
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	25,517	24,071,264
Headwaters, Inc.
Term Loan, 4.50%, Maturing March 24, 2022	2,469	2,482,700
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	13,770	13,614,816
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	5,778	5,770,416
Term Loan - Second Lien, 7.00%, Maturing March 26, 2021	1,547	1,552,204
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	18,531	18,420,990
Realogy Corporation
Term Loan, 4.45%, Maturing October 10, 2016	275	271,940
Term Loan, 3.75%, Maturing March 5, 2020	18,840	18,849,183
Summit Materials Companies I, LLC
Term Loan, 4.25%, Maturing July 17, 2022	7,756	7,753,143
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	6,260	6,251,737

		$155,432,320

21	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 7.8%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021		46,907	$45,754,005
AlixPartners, LLP
Term Loan, 4.50%, Maturing July 28, 2022		7,675	7,675,959
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		30,205	27,109,248
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		7,919	7,345,138
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		17,399	16,912,987
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		17,280	17,160,809
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020		13,780	12,712,037
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		17,902	17,868,361
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022		3,541	3,547,765
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		36,417	31,743,784
Education Management, LLC
Revolving Loan, 2.09%, Maturing July 2, 2020(3)(4)		9,764	4,358,467
Term Loan, 5.50%, Maturing July 2, 2020(3)		5,464	2,512,279
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020(3)		9,566	2,362,828
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		61,547	61,585,621
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		18,022	17,939,617
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 7, 2020		12,870	12,841,317
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		2,026	1,978,279
Term Loan, 4.00%, Maturing November 6, 2020		15,103	14,744,435
Term Loan, 4.75%, Maturing November 6, 2020	CAD	11,397	8,508,964
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		23,419	23,411,943
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		37,587	37,466,525
Term Loan, 3.75%, Maturing March 17, 2021	EUR	39	43,290
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		17,768	17,821,735
ION Trading Finance Ltd.
Term Loan, 4.25%, Maturing June 10, 2021		5,950	5,920,250
Term Loan, 4.50%, Maturing June 10, 2021	EUR	20,115	22,185,824

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		22,033	$22,060,940
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		55,175	55,163,496
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		30,494	30,936,910
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019		14,443	11,644,644
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018		6,736	6,705,795
Term Loan, 4.50%, Maturing April 2, 2022		5,397	5,375,760
National CineMedia, LLC
Term Loan, 2.94%, Maturing November 26, 2019		1,658	1,649,470
Nuance Communications, Inc.
Term Loan, 2.94%, Maturing August 7, 2019		6,843	6,797,600
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020		8,686	8,683,361
RCS Capital Corporation
Term Loan, 7.50%, Maturing April 29, 2019		27,951	26,553,604
Term Loan - Second Lien, 11.50%, Maturing April 29, 2021		1,500	1,380,000
Sensus USA, Inc.
Term Loan, 4.50%, Maturing May 9, 2017		1,897	1,892,147
Term Loan - Second Lien, 8.50%, Maturing May 9, 2018		10,000	9,925,000
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		36,682	36,736,829
SunGard Data Systems, Inc.
Term Loan, 4.00%, Maturing March 8, 2020		86,355	86,398,189
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		14,007	13,977,792
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021		18,858	18,755,349
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022		576	576,046
Term Loan, 4.25%, Maturing May 14, 2022		3,289	3,289,266

			$770,013,665

Cable and Satellite Television — 1.4%
Charter Communications Operating, LLC
Term Loan, 3.50%, Maturing January 24, 2023		26,050	$26,058,154
Neptune Finco Corp.
Term Loan, 5.00%, Maturing October 9, 2022		45,750	45,961,594
Numericable Group SA
Term Loan, 4.00%, Maturing July 29, 2022	EUR	5,225	5,691,089

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023		34,565	$34,365,573
Term Loan, 4.25%, Maturing June 30, 2023	GBP	8,575	13,066,373
Ziggo B.V.
Term Loan, 3.75%, Maturing January 15, 2022	EUR	2,327	2,523,482
Term Loan, 3.75%, Maturing January 15, 2022	EUR	3,612	3,917,147
Term Loan, 3.75%, Maturing January 15, 2022	EUR	6,537	7,090,105

			$138,673,517

Chemicals and Plastics — 4.7%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		8,604	$8,622,361
Term Loan, 4.75%, Maturing October 4, 2019	EUR	6,327	6,956,958
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		4,464	4,473,735
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		3,933	3,918,675
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		57,558	57,485,830
Term Loan, 4.00%, Maturing February 1, 2020	EUR	940	1,036,594
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021		10,908	10,912,988
Chemours Company (The)
Revolving Loan, Maturing May 12, 2020(2)		5,000	4,508,000
Term Loan, 3.75%, Maturing May 12, 2022		12,900	11,782,019
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 4, 2021		6,352	6,296,420
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		8,465	8,433,638
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		2,826	2,802,546
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		17,097	17,008,315
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		7,382	7,378,573
Huntsman International, LLC
Term Loan, 3.75%, Maturing October 1, 2021		29,775	29,427,615
Ineos Finance, PLC
Term Loan, 4.25%, Maturing March 31, 2022	EUR	5,622	6,060,244
Ineos Group Holdings S.A.
Term Loan, 4.00%, Maturing December 15, 2020	EUR	16,247	17,457,856
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		50,149	49,699,293
Term Loan, 4.25%, Maturing March 31, 2022		9,054	8,952,614

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		8,151	$7,441,749
MacDermid, Inc.
Term Loan, 4.50%, Maturing June 7, 2020		30,772	29,848,781
Term Loan, 4.75%, Maturing June 7, 2020		8,089	7,813,352
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021		20,437	20,420,387
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		8,910	8,932,275
OXEA Finance & Cy S.C.A.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	4,900	5,227,602
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		11,024	10,610,421
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		4,000	3,610,000
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		18,887	18,859,955
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		5,148	5,074,801
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		1,035	1,035,328
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		5,863	5,866,858
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020		7,011	6,965,504
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		4,190	4,169,864
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing March 19, 2020		34,534	31,851,784
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		33,750	33,267,848
Zep, Inc.
Term Loan, 5.75%, Maturing June 27, 2022		4,339	4,322,853

			$468,533,636

Clothing / Textiles — 0.2%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		20,425	$19,646,297

			$19,646,297

Conglomerates — 0.3%
Bestway UK Holdco Limited
Term Loan, 5.26%, Maturing October 6, 2021	GBP	276	$425,334

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates (continued)
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		34,016	$26,362,155

			$26,787,489

Containers and Glass Products — 2.0%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		40,556	$40,262,992
Term Loan, 3.75%, Maturing January 6, 2021		37,485	37,499,205
Term Loan, 4.00%, Maturing October 1, 2022		13,400	13,440,950
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		32,331	32,398,032
Onex Wizard US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022		9,594	9,605,456
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018		37,990	38,094,695
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		3,356	3,343,112
Verallia
Term Loan, Maturing July 24, 2022(2)	EUR	20,775	22,947,216

			$197,591,658

Cosmetics / Toiletries — 0.8%
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022		19,000	$18,614,072
Prestige Brands, Inc.
Term Loan, 3.50%, Maturing September 3, 2021		4,743	4,750,954
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		7,123	7,128,561
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		45,403	44,003,423

			$74,497,010

Drugs — 1.5%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		19,626	$19,634,214
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		20,515	20,140,908
Term Loan, 4.50%, Maturing March 11, 2021	EUR	2,049	2,257,195
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022		33,225	32,755,697
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing December 11, 2019		25,785	24,186,298
Term Loan, 3.75%, Maturing August 5, 2020		4,939	4,602,897
Term Loan, 4.00%, Maturing April 1, 2022		49,088	45,739,861

			$149,317,070

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		40,080	$39,645,371
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		15,240	14,935,375

			$54,580,746

Electronics / Electrical — 9.4%
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021		27,483	$20,062,274
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021		51,351	51,397,432
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021		13,621	13,553,334
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021		5,816	5,808,980
CommScope, Inc.
Term Loan, 3.75%, Maturing December 29, 2022		11,825	11,828,701
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020		34,266	27,127,575
Dell International, LLC
Term Loan, 4.00%, Maturing April 29, 2020		70,049	70,131,822
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022		3,691	3,692,289
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021		6,378	6,362,478
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020		17,889	17,263,109
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020		11,704	11,635,502
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020		10,550	10,549,687
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021		59,456	59,627,074
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022		13,562	13,493,964
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020		8,379	8,169,813
Term Loan, 3.75%, Maturing June 3, 2020		94,883	92,524,401
Term Loan, 4.00%, Maturing June 3, 2020	EUR	4,775	5,145,767
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022		28,525	28,254,611
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021		7,438	6,879,803

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	9,776	$9,812,911
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	21,470	21,463,301
Term Loan, 5.25%, Maturing November 19, 2021	22,434	22,441,924
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	57,759	57,823,527
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	19,116	18,967,057
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020	24,953	24,682,613
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	6,555	6,526,354
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	15,925	15,460,423
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022	4,550	4,390,750
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	10,024	10,045,688
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	4,250	4,246,460
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	90,720	83,122,389
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	42,255	35,335,910
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	8,925	8,925,000
SS&C Technologies, Inc.
Term Loan, 4.00%, Maturing July 8, 2022	3,580	3,595,578
Term Loan, 4.00%, Maturing July 8, 2022	23,139	23,238,090
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	15,998	16,037,494
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	14,505	14,215,216
Sybil Software, LLC
Term Loan, 4.25%, Maturing March 20, 2020	13,481	13,464,170
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	22,324	22,349,795
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	22,351	22,331,948

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	28,204	$28,432,736

		$930,417,950

Financial Intermediaries — 3.9%
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	12,779	$12,666,716
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	6,200	6,122,500
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	28,124	28,205,564
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	13,590	13,492,623
First Data Corporation
Term Loan, 3.70%, Maturing March 24, 2017	1,000	999,996
Term Loan, 3.70%, Maturing March 24, 2018	40,518	40,285,388
Term Loan, 3.70%, Maturing September 24, 2018	41,428	41,208,341
Term Loan, 3.95%, Maturing July 8, 2022	9,650	9,686,187
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	25,991	25,893,169
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	44,615	44,670,713
Hamilton Lane Advisors, LLC
Term Loan, 4.25%, Maturing July 9, 2022	5,000	5,004,690
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	14,210	14,121,130
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019	7,924	7,923,864
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	6,866	6,840,257
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	2,290	2,295,675
Term Loan, 6.25%, Maturing September 4, 2018	8,360	8,381,067
Term Loan, 6.25%, Maturing September 4, 2018	12,765	12,796,411
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018	20,910	20,966,555
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019	6,873	6,804,089
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	22,470	22,301,310
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	11,785	11,814,840

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020		48,693	$44,879,115

			$387,360,200

Food Products — 3.7%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		54,265	$54,380,560
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		7,921	7,925,473
Charger OpCo B.V.
Term Loan, 4.25%, Maturing July 2, 2022	EUR	3,452	3,809,593
Term Loan, 4.25%, Maturing July 2, 2022		36,566	36,486,091
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		9,817	9,811,300
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		27,466	26,899,192
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018		11,815	11,815,451
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018		18,751	18,778,753
High Liner Foods, Inc.
Term Loan, 4.25%, Maturing April 24, 2021		15,167	15,115,981
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018		34,722	34,734,689
Term Loan, 3.75%, Maturing September 18, 2020		27,489	27,499,308
Term Loan, 4.00%, Maturing October 30, 2022		8,300	8,310,325
Meldrew Participations B.V.
Term Loan, 8.00%, (5.00% Cash, 3.00% PIK), Maturing October 31, 2019	EUR	11,699	11,750,146
Term Loan, 4.50%, (0.00% Cash, 4.50% PIK), Maturing December 19, 2022(5)	EUR	7,419	8,607,040
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		92,070	91,460,077

			$367,383,979

Food Service — 3.1%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 12, 2021		65,645	$65,750,215
Aramark Services, Inc.
Term Loan, 3.70%, Maturing July 26, 2016		1,491	1,477,332
Term Loan, 3.70%, Maturing July 26, 2016		5,820	5,765,202

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service (continued)
ARG IH Corporation
Term Loan, 4.76%, Maturing November 15, 2020	4,711	$4,729,922
CEC Entertainment, Inc.
Term Loan, 4.00%, Maturing February 14, 2021	529	513,470
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019	9,652	9,603,575
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	29,026	29,093,504
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018	8,418	8,333,592
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.25%, Maturing July 2, 2019	8,964	8,762,737
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020	4,032	3,971,705
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019	90,102	90,233,199
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	98,231	76,702,193

		$304,936,646

Food / Drug Retailers — 2.1%
Albertsons, LLC
Term Loan, 5.38%, Maturing March 21, 2019	40,387	$40,396,944
Term Loan, 5.00%, Maturing August 25, 2019	34,710	34,731,694
Term Loan, 5.50%, Maturing August 25, 2021	11,614	11,629,570
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	10,467	10,178,918
New Albertsons, Inc.
Term Loan, 4.75%, Maturing June 27, 2021	18,092	18,026,665
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	43,538	43,972,941
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019	52,553	52,550,451

		$211,487,183

Health Care — 9.0%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022	3,226	$3,241,350
ADMI Corp.
Term Loan, 5.50%, Maturing April 30, 2022	4,289	4,299,973
Akorn, Inc.
Term Loan, 5.50%, Maturing April 16, 2021	19,058	18,866,925

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	21,820	$21,861,160
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	29,015	28,897,163
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019	12,977	12,961,240
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing July 21, 2021	6,400	6,408,000
ATI Holdings, Inc.
Term Loan, 5.25%, Maturing December 20, 2019	9,349	9,314,168
BioScrip, Inc.
Term Loan, 6.50%, Maturing July 31, 2020	2,892	2,660,608
Term Loan, 6.50%, Maturing July 31, 2020	4,820	4,434,347
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	18,202	16,381,871
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	875	876,003
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	35,790	35,723,061
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	21,721	21,656,181
Term Loan, 4.00%, Maturing January 27, 2021	39,965	39,912,737
Concentra, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	3,915	3,918,418
Convatec, Inc.
Term Loan, 4.25%, Maturing June 15, 2020	13,760	13,754,087
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	16,038	15,877,655
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	28,005	27,829,782
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	67,927	67,892,065
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	2,575	2,579,146
Term Loan, 4.25%, Maturing August 30, 2020	8,508	8,521,589
Greatbatch Ltd.
Term Loan, 5.25%, Maturing September 22, 2022	11,300	11,349,437
Horizon Pharma, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	2,968	2,774,671
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	22,090	22,161,100
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	12,801	11,905,162

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	15,293	$15,286,899
Term Loan, 7.75%, Maturing May 15, 2018	26,196	26,152,139
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022	51,013	50,418,202
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	23,426	23,396,877
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	53,547	53,614,278
Knowledge Universe Education, LLC
Term Loan, 6.00%, Maturing July 28, 2022	13,900	13,761,000
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	8,763	8,456,230
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	4,213	4,192,784
Millennium Health, LLC
Term Loan, 5.25%, Maturing April 16, 2021	42,132	15,062,118
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	10,898	8,064,718
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	7,923	5,863,007
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	10,116	9,964,186
National Surgical Hospitals, Inc.
Term Loan, 4.50%, Maturing June 1, 2022	4,988	4,900,219
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	39,815	38,023,730
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	29,995	29,094,816
Physio-Control International, Inc.
Term Loan, 5.50%, Maturing June 6, 2022	5,800	5,720,250
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	22,644	22,694,905
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	27,566	27,554,309
RCHP, Inc.
Term Loan, 5.25%, Maturing April 23, 2019	17,550	17,385,183
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019	20,974	20,987,599
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018	20,979	20,952,654
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	4,325	4,303,375
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	16,002	15,876,547

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021		13,387	$12,717,531
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019		12,937	12,726,527
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019		12,307	12,310,466

			$895,538,448

Home Furnishings — 0.5%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		44,040	$44,107,423
Tempur-Pedic International, Inc.
Term Loan, 3.50%, Maturing March 18, 2020		829	830,774

			$44,938,197

Industrial Equipment — 2.9%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		48,217	$47,171,883
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021		5,870	5,858,640
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		19,327	19,391,412
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		41,333	38,859,014
Term Loan, 4.75%, Maturing July 30, 2020	EUR	6,447	6,679,590
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		28,031	27,533,539
Milacron, LLC
Term Loan, 4.50%, Maturing September 28, 2020		14,774	14,838,265
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		13,067	12,772,703
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		58,405	57,820,659
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		18,204	17,946,091
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		5,762	5,647,005
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		12,583	12,499,057
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		3,196	3,170,631
VAT Lux III S.a.r.l.
Term Loan, 4.25%, Maturing February 11, 2021		6,495	6,489,118

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Wittur GmbH
Term Loan, 6.00%, Maturing February 10, 2022	EUR	11,800	$12,732,576

			$289,410,183

Insurance — 3.1%
Alliant Holdings I, Inc.
Term Loan, 4.50%, Maturing August 12, 2022		22,643	$22,438,057
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019		6,665	6,696,889
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022		8,750	8,777,344
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019		50,085	47,940,891
Term Loan, 5.00%, Maturing August 4, 2022		59,526	56,430,470
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		30,075	27,202,837
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020		16,186	14,702,125
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019		5,159	4,075,931
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020(3)		4,700	3,149,000
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020		54,886	53,685,712
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019		58,661	58,148,105

			$303,247,361

Leisure Goods / Activities / Movies — 3.4%
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020		14,737	$14,741,577
Ancestry.com, Inc.
Term Loan, 5.00%, Maturing August 17, 2022		18,575	18,605,964
Aufinco Pty. Limited
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020		9,200	9,108,000
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019		43,583	43,610,199
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022		5,425	5,452,803
ClubCorp Club Operations, Inc.
Term Loan, 4.25%, Maturing July 24, 2020		10,626	10,636,398
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020		15,612	15,612,343

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	4,470	$4,457,372
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	285	284,644
Term Loan, 5.50%, Maturing May 8, 2021	2,209	2,205,989
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	34,655	34,662,139
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	17,107	17,034,950
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	19,984	19,534,026
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	8,870	8,880,086
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	31,754	29,927,921
Sonifi Solutions, Inc.
Term Loan, 6.75%, (1.00% Cash, 5.75% PIK), Maturing March 28, 2018(3)	6,509	1,139,079
SRAM, LLC
Term Loan, 4.02%, Maturing April 10, 2020	28,782	27,199,042
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	5,181	5,187,899
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 15, 2020	27,559	17,362,108
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	20,703	20,185,068
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020	31,421	31,043,691

		$336,871,298

Lodging and Casinos — 2.8%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017	4,660	$4,684,463
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	44,972	44,053,417
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	5,828	5,869,388
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	7,405	7,418,116
Caesars Entertainment Operating Company
Revolving Loan, 0.00%, Maturing January 28, 2017(4)(6)	2,075	1,871,334
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020	11,503	11,520,751

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Four Seasons Holdings, Inc.
Term Loan, 3.50%, Maturing June 27, 2020		9,657	$9,588,399
Gala Group Ltd.
Term Loan, 5.51%, Maturing May 27, 2018	GBP	38,338	59,189,515
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		2,993	3,009,694
Term Loan, 5.50%, Maturing November 21, 2019		6,984	7,022,619
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		43,555	43,693,669
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		33,172	33,154,987
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		2,729	2,729,427
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019		6,669	6,589,597
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020		47,229	46,269,900
Term Loan, 6.00%, Maturing October 1, 2021		5	4,517

			$286,669,793

Nonferrous Metals / Minerals — 1.5%
Alpha Natural Resources, LLC
DIP Loan, 10.00%, Maturing January 31, 2017		2,975	$2,841,125
Term Loan, 3.50%, Maturing May 22, 2020		19,719	8,725,668
Arch Coal, Inc.
Term Loan, 6.25%, Maturing May 16, 2018		40,122	21,064,006
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022		8,159	8,082,411
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019		39,006	23,631,159
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 16, 2017		3,791	2,511,206
Term Loan, 7.50%, Maturing April 16, 2020		23,890	15,807,307
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019		2,443	1,569,489
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022		33,746	33,100,410
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019		9,426	9,001,786
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020		12,825	11,702,813
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019(3)		2,000	1,233,600

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Walter Energy, Inc.
Term Loan, 0.00%, Maturing April 2, 2018(6)	30,442	$9,398,923

		$148,669,903

Oil and Gas — 4.4%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	47,940	$33,318,349
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020(3)	19,167	11,116,935
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	33,434	31,594,936
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	18,449	18,166,513
CITGO Petroleum Corporation
Revolving Loan, 0.53%, Maturing July 23, 2019(4)	12,500	10,962,500
Term Loan, 4.50%, Maturing July 29, 2021	16,088	15,866,297
Crestwood Holdings, LLC
Term Loan, 7.00%, Maturing June 19, 2019	21,310	17,367,413
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	27,828	18,111,278
Energy Transfer Equity L.P.
Term Loan, 3.25%, Maturing December 2, 2019	24,900	23,841,750
Term Loan, 4.00%, Maturing December 2, 2019	5,042	4,904,451
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing September 28, 2018	18,337	16,273,860
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	23,726	8,980,332
Floatel International Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	17,016	10,337,144
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	86,251	81,304,915
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing May 2, 2016	765	761,510
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	23,238	9,178,943
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(6)	18,250	1,049,375
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	69,719	40,994,843
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	965	619,745
Term Loan, 4.25%, Maturing December 16, 2020	2,586	1,661,759
Term Loan, 4.25%, Maturing December 16, 2020	18,593	11,945,883

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019(3)	3,227	$2,146,035
Term Loan, 4.25%, Maturing October 1, 2019(3)	5,283	3,513,449
Term Loan, 4.25%, Maturing October 1, 2019(3)	39,872	26,514,955
Southcross Energy Partners L.P.
Term Loan, 5.25%, Maturing August 4, 2021	7,940	7,066,332
Southcross Holdings Borrower L.P.
Term Loan, 6.00%, Maturing August 4, 2021	8,552	6,456,609
Targa Resources Corp.
Term Loan, 5.75%, Maturing February 25, 2022	3,395	3,391,105
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	29,138	22,782,559

		$440,229,775

Publishing — 2.3%
682534 N.B., Inc.
Term Loan, 10.00%, Maturing October 1, 2020(3)	193	$154,124
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	24,120	24,150,525
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	110,407	74,157,003
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	23,882	23,906,570
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	49,378	42,649,920
McGraw-Hill Global Education Holdings, LLC
Term Loan, 4.75%, Maturing March 22, 2019	15,310	15,353,064
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	7,729	7,593,254
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	2,718	2,705,911
Penton Media, Inc.
Term Loan, 5.00%, Maturing October 3, 2019	11,173	11,116,948
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021	8,784	8,739,600
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	21,676	21,486,047

		$232,012,966

Radio and Television — 2.4%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	7,044	$6,547,746

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021		6,757	$6,514,635
Block Communications, Inc.
Term Loan, 5.50%, Maturing November 7, 2021		3,515	3,527,679
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020		72,971	62,253,606
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018		7,689	7,694,021
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 31, 2020		16,801	16,604,546
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021		4,518	4,514,979
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022		8,701	8,554,553
iHeartCommunications, Inc.
Term Loan, 6.94%, Maturing January 30, 2019		26,740	22,470,953
Term Loan, 7.69%, Maturing July 30, 2019		5,384	4,576,225
Media General, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		19,359	19,334,756
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		10,979	10,951,644
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		12,450	12,419,337
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		5,599	5,570,552
TWCC Holding Corp.
Term Loan, 5.75%, Maturing February 11, 2020		3,938	3,943,644
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		25,447	25,478,686
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020		4,080	4,058,213
Term Loan, 4.00%, Maturing March 1, 2020		13,302	13,220,684

			$238,236,459

Retailers (Except Food and Drug) — 5.8%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		27,853	$22,299,968
B&M Retail Limited
Term Loan, 3.84%, Maturing May 21, 2019	GBP	6,850	10,412,559
Term Loan, 4.34%, Maturing April 28, 2020	GBP	5,450	8,343,954
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020		20,014	19,905,675
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020		28,591	28,549,803

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019		24,332	$20,722,924
Dollar Tree, Inc.
Term Loan, 3.50%, Maturing July 6, 2022		33,473	33,571,365
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019		18,280	15,709,050
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		10,412	10,463,209
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		49,695	37,085,228
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		27,745	27,050,956
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		16,804	16,845,739
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		43,938	43,983,739
Term Loan, 4.00%, Maturing January 28, 2020		7,547	7,575,198
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		55,379	54,119,921
Party City Holdings, Inc.
Term Loan, 4.25%, Maturing August 19, 2022		33,050	33,043,126
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018		4,960	4,965,950
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022		46,234	46,281,132
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		10,293	9,598,456
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		9,752	9,459,016
Pilot Travel Centers, LLC
Term Loan, 3.75%, Maturing October 3, 2021		18,738	18,855,263
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		7,351	7,276,996
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019		38,722	38,270,568
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		33,468	31,209,275
Vivarte SA
Term Loan, 11.00%, (4.00% Cash, 7.00% PIK), Maturing October 29, 2019(8)	EUR	6,798	7,624,650
Term Loan, 5.00%, (1.25% Cash, 3.75% PIK), Maturing October 29, 2020(7)	EUR	10,163	7,767,060
Term Loan, 0.10%, (0.10% Cash, 0.00% PIK), Maturing October 29, 2021(3)	EUR	2,588	0

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Wilton Brands, LLC
Term Loan, 8.50%, Maturing August 30, 2018	3,783	$3,683,934

		$574,674,714

Steel — 1.5%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 4.25%, Maturing June 30, 2019	138,314	$117,532,219
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	23,308	22,725,313
Neenah Foundry Company
Term Loan, 6.76%, Maturing April 26, 2017	8,315	8,231,640

		$148,489,172

Surface Transport — 0.8%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 11, 2018	21,650	$21,271,125
Term Loan, 3.75%, Maturing March 11, 2018	22,607	22,597,857
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 23, 2017(4)	613	611,617
Term Loan, 4.00%, Maturing July 31, 2022	1,400	1,396,903
Term Loan, 4.00%, Maturing July 31, 2022	4,388	4,379,480
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	35,960	30,745,752

		$81,002,734

Telecommunications — 2.8%
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	116,259	$112,898,030
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	22,263	22,012,665
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	9,601	9,495,932
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	12,068	11,049,933
Term Loan, 4.00%, Maturing April 23, 2019	31,629	28,960,240
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	46,626	46,393,209
Ziggo Financing Partnership
Term Loan, 3.50%, Maturing January 15, 2022	11,009	10,846,798
Term Loan, 3.50%, Maturing January 15, 2022	17,084	16,831,905
Term Loan, 3.50%, Maturing January 15, 2022	18,106	17,839,108

		$276,327,820

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities — 1.8%
Calpine Construction Finance Company L.P.
Term Loan, 3.00%, Maturing May 3, 2020		4,234	$4,133,918
Term Loan, 3.25%, Maturing January 31, 2022		5,804	5,680,846
Calpine Corporation
Term Loan, 4.00%, Maturing October 9, 2019		1,385	1,388,791
Term Loan, 4.00%, Maturing October 30, 2020		6,632	6,645,470
Term Loan, 3.50%, Maturing May 27, 2022		40,623	40,233,895
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020		17,196	17,146,896
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020		4,912	4,910,271
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021		6,888	6,905,091
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021		1,707	1,670,625
Term Loan, 5.00%, Maturing December 19, 2021		38,502	37,683,984
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 7, 2022		2,325	2,313,375
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020		8,518	6,941,785
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 20, 2021		18,438	14,842,746
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021		3,641	3,586,262
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021		21,301	21,316,043
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021		7,295	7,263,147

			$182,663,145

Total Senior Floating-Rate Loans (identified cost $9,794,324,605)			$9,205,586,970

Corporate Bonds & Notes — 4.0%

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 0.4%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(9)		9,000	$9,283,950
Virgin Media Secured Finance PLC
5.375%, 4/15/21(9)		10,823	11,404,210
6.00%, 4/15/21(9)	GBP	11,115	18,174,106

			$38,862,266

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 0.1%
Hexion, Inc.
6.625%, 4/15/20		16,525	$14,087,562

			$14,087,562

Containers and Glass Products — 0.5%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		44,500	$46,391,250

			$46,391,250

Ecological Services and Equipment — 0.0%(10)
Tervita Corp.
8.00%, 11/15/18(9)		3,000	$2,220,000
9.00%, 11/15/18(9)	CAD	4,500	2,443,408

			$4,663,408

Entertainment — 0.2%
Vougeot Bidco PLC
5.201%, 7/15/20(9)(11)	EUR	18,625	$20,533,214

			$20,533,214

Equipment Leasing — 0.1%
International Lease Finance Corp.
6.75%, 9/1/16(9)		2,325	$2,416,061
7.125%, 9/1/18(9)		2,325	2,580,750

			$4,996,811

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(9)		10,952	$11,568,050

			$11,568,050

Food Products — 0.5%
Dole Food Co., Inc.
7.25%, 5/1/19(9)		18,000	$18,108,000
Iceland Bondco PLC
4.829%, 7/15/20(9)(11)	GBP	9,575	12,952,613
6.25%, 7/15/21(9)	GBP	7,000	9,822,685
Picard Groupe SA
4.25%, 8/1/19(9)(11)	EUR	4,500	4,981,606

			$45,864,904

Security		Principal Amount* (000’s omitted)	Value

Health Care — 0.9%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		29,975	$30,649,437
5.125%, 8/1/21		7,500	7,781,250
HCA, Inc.
4.75%, 5/1/23		9,766	10,034,565
inVentiv Health, Inc.
9.00%, 1/15/18(9)		15,375	15,913,125
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	13,562,500
4.375%, 10/1/21		9,700	9,724,250

			$87,665,127

Industrial Equipment — 0.0%(10)
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(12)		857	$438,375

			$438,375

Insurance — 0.0%(10)
Galaxy Bidco, Ltd.
5.586%, 11/15/19(9)(11)	GBP	2,500	$3,864,404

			$3,864,404

Leisure Goods / Activities / Movies — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		8,250	$8,631,150

			$8,631,150

Lodging and Casinos — 0.4%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(6)		25,250	$20,515,625
9.00%, 2/15/20(6)		6,175	5,001,750
9.00%, 2/15/20(6)		14,975	12,111,031

			$37,628,406

Oil and Gas — 0.1%
CITGO Petroleum Corp.
6.25%, 8/15/22(9)		11,500	$11,327,500

			$11,327,500

Radio and Television — 0.2%
iHeartCommunications, Inc.
9.00%, 12/15/19		8,994	$7,644,900

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Univision Communications, Inc.
6.75%, 9/15/22(9)		8,140	$8,628,400

			$16,273,300

Telecommunications — 0.2%
Matterhorn Telecom SA
3.875%, 5/1/22(9)	EUR	2,520	$2,551,231
Wind Acquisition Finance SA
5.183%, 4/30/19(9)(11)	EUR	7,775	8,637,758
6.50%, 4/30/20(9)		7,375	7,808,281
3.951%, 7/15/20(9)(11)	EUR	2,150	2,364,307

			$21,361,577

Utilities — 0.2%
Calpine Corp.
6.00%, 1/15/22(9)		3,000	$3,168,000
7.875%, 1/15/23(9)		15,040	16,224,400
5.875%, 1/15/24(9)		5,000	5,250,000

			$24,642,400

Total Corporate Bonds & Notes (identified cost $416,520,574)			$398,799,704

Asset-Backed Securities — 0.9%

Security	Principal Amount (000’s omitted)	Value

Apidos CLO XIV Series 2013-14A, Class C1, 3.171%, 4/15/25(9)(11)	$5,600	$5,469,427
Series 2013-14A, Class D, 3.821%, 4/15/25(9)(11)	7,000	6,651,042
Series 2013-14A, Class E, 4.721%, 4/15/25(9)(11)	3,500	2,972,874
Ares XXVIII CLO, Ltd. Series 2013-3A, Class C1, 3.065%, 10/17/24(9)(11)	3,000	2,922,640
Series 2013-3A, Class D, 3.815%, 10/17/24(9)(11)	3,000	2,798,982
Series 2013-3A, Class E, 5.215%, 10/17/24(9)(11)	3,000	2,588,194
Avery Point II CLO, Ltd. Series 2013-2A, Class C1, 3.065%, 7/17/25(9)(11)	4,000	3,914,358
Series 2013-2A, Class D, 3.765%, 7/17/25(9)(11)	3,330	3,146,648
Series 2013-2A, Class E, 4.565%, 7/17/25(9)(11)	3,330	2,836,635
Babson CLO, Ltd. Series 2013-IA, Class C, 3.017%, 4/20/25(9)(11)	7,175	6,990,370
Series 2013-IA, Class D, 3.817%, 4/20/25(9)(11)	5,600	5,229,223
Series 2013-IA, Class E, 4.717%, 4/20/25(9)(11)	3,525	3,076,171

Security	Principal Amount (000’s omitted)	Value

Birchwood Park CLO, Ltd. Series 2014-1A, Class C1, 3.421%, 7/15/26(9)(11)	$3,500	$3,499,244
Series 2014-1A, Class E1, 5.421%, 7/15/26(9)(11)	3,500	2,997,830
Carlyle Global Market Strategies CLO, Ltd. Series 2013-3A, Class B, 2.971%, 7/15/25(9)(11)	5,000	4,865,869
Series 2013-3A, Class C, 3.721%, 7/15/25(9)(11)	3,000	2,839,359
Series 2013-3A, Class D, 4.921%, 7/15/25(9)(11)	2,400	2,092,058
Dryden XXVIII Senior Loan Fund Series 2013-28A, Class A3L, 3.021%, 8/15/25(9)(11)	3,250	3,184,150
Series 2013-28A, Class B1L, 3.521%, 8/15/25(9)(11)	1,400	1,258,497
Series 2013-28A, Class B2L, 4.221%, 8/15/25(9)(11)	925	778,773
Madison Park Funding XII, Ltd. Series 2014-12A, Class C, 3.417%, 7/20/26(9)(11)	3,250	3,247,559
Series 2014-12A, Class D, 3.817%, 7/20/26(9)(11)	3,250	3,056,653
Series 2014-12A, Class E, 5.417%, 7/20/26(9)(11)	3,250	2,814,960
Oak Hill Credit Partners VIII Ltd. Series 2013-8A, Class C, 3.017%, 4/20/25(9)(11)	6,325	6,171,934
Series 2013-8A, Class D, 3.817%, 4/20/25(9)(11)	6,950	6,600,033

Total Asset-Backed Securities (identified cost $95,418,427)		$92,003,483

Common Stocks — 0.3%

Security	Shares	Value

Aerospace and Defense — 0.0%(10)
IAP Global Services, LLC(3)(12)(13)(15)	2,577	$2,122,193

		$2,122,193

Automotive — 0.1%
Dayco Products, LLC(3)(12)(13)	88,506	$3,274,722

		$3,274,722

Business Equipment and Services — 0.0%(10)
Education Management Corp.(3)(12)(13)	65,471,595	$66

		$66

Lodging and Casinos — 0.0%(10)
Affinity Gaming, LLC(3)(12)(13)	206,125	$2,576,565

		$2,576,565

Publishing — 0.2%
ION Media Networks, Inc.(3)(12)	28,605	$11,309,559
MediaNews Group, Inc.(12)(13)	162,730	5,085,311

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Publishing (continued)
Nelson Education, Ltd.(3)(12)(13)	32,751	$0

		$16,394,870

Total Common Stocks (identified cost $10,169,258)		$24,368,416

Convertible Preferred Stocks — 0.0%(10)

Security	Shares	Value

Business Equipment and Services — 0.0%(10)
Education Management Corp., Series A-1, 7.50%(3)(12)(13)	72,851	$978,389

Total Convertible Preferred Stocks (identified cost $5,141,580)		$978,389

Warrants — 0.0%(10)

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%(10)
Vivarte Luxco(3)(12)(13)	104,081	$58,371

Total Warrants (identified cost $38,148)		$58,371

Short-Term Investments — 0.5%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(14)	$49,179	$49,178,849

Total Short-Term Investments (identified cost $49,178,849)		$49,178,849

Total Investments — 98.3% (identified cost $10,370,791,441)		$9,770,974,182

Less Unfunded Loan Commitments — (0.2)%		$(24,479,707)

Net Investments — 98.1% (identified cost $10,346,311,734)		$9,746,494,475

Other Assets, Less Liabilities — 1.9%		$189,519,169

Net Assets — 100.0%		$9,936,013,644

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2015, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(5)	Includes Staunton Luxco S.C.A. ordinary shares and Staunton Topco, Ltd. ordinary shares that trade with the loan.

(6)

Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Includes Vivarte Class A shares and Luxco ordinary shares that trade with the loan.

(8)	Includes new money preferred shares that trade with the loan.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $304,229,542 or 3.1% of the Portfolio’s net assets.

(10)	Amount is less than 0.05%.

(11)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Non-income producing security.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

(15)	Affiliated company (see Note 9).

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	3,000,000	USD	3,404,142	State Street Bank and Trust Company	11/30/15	$—	$(104,086)
USD	10,886,478	CAD	14,419,575	State Street Bank and Trust Company	11/30/15	—	(139,059)
USD	74,696,416	EUR	66,381,473	State Street Bank and Trust Company	11/30/15	1,675,564	—
USD	28,762,672	GBP	18,680,092	JPMorgan Chase Bank, N.A.	11/30/15	—	(29,826)
USD	75,574,654	EUR	67,425,596	HSBC Bank USA, N.A.	12/31/15	1,352,878	—
USD	31,069,378	GBP	20,492,961	Goldman Sachs International	12/31/15	—	(515,742)
USD	82,083,295	EUR	73,992,910	Goldman Sachs International	1/29/16	580,703	—
USD	74,536,610	GBP	48,886,403	HSBC Bank USA, N.A.	1/29/16	—	(804,309)

						$3,609,145	$(1,593,022)

Abbreviations:

DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $10,297,132,885)	$9,697,315,626
Affiliated investment, at value (identified cost, $49,178,849)	49,178,849
Cash	31,880,675
Restricted cash*	340,000
Foreign currency, at value (identified cost, $23,287,533)	23,182,904
Interest receivable	42,958,685
Interest receivable from affiliated investment	37,731
Receivable for investments sold	125,586,044
Receivable for open forward foreign currency exchange contracts	3,609,145
Prepaid expenses	895,738
Total assets	$9,974,985,397

Liabilities
Cash collateral due to broker	$340,000
Payable for investments purchased	32,077,562
Payable for open forward foreign currency exchange contracts	1,593,022
Payable to affiliates:
Investment adviser fee	4,289,672
Trustees’ fees	5,667
Accrued expenses	665,830
Total liabilities	$38,971,753
Net Assets applicable to investors’ interest in Portfolio	$9,936,013,644

Sources of Net Assets
Investors’ capital	$10,533,853,187
Net unrealized depreciation	(597,839,543)
Total	$9,936,013,644

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income	$556,168,236
Dividends	1,500,049
Interest allocated from affiliated investment	525,842
Expenses allocated from affiliated investment	(41,538)
Total investment income	$558,152,589

Expenses
Investment adviser fee	$57,192,783
Trustees’ fees and expenses	68,000
Custodian fee	2,376,976
Legal and accounting services	1,024,229
Interest expense and fees	2,763,407
Miscellaneous	395,888
Total expenses	$63,821,283
Deduct —
Reduction of custodian fee	$320
Total expense reductions	$320

Net expenses	$63,820,963

Net investment income	$494,331,626

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(86,175,934)
Investment transactions allocated from affiliated investment	583
Foreign currency and forward foreign currency exchange contract transactions	65,155,758
Net realized loss	$(21,019,593)
Change in unrealized appreciation (depreciation) —
Investments	$(381,847,537)
Foreign currency and forward foreign currency exchange contracts	(18,051,802)
Net change in unrealized appreciation (depreciation)	$(399,899,339)

Net realized and unrealized loss	$(420,918,932)

Net increase in net assets from operations	$73,412,694

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$494,331,626	$643,872,661
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	(21,019,593)	29,358,538
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(399,899,339)	(295,526,395)
Net increase in net assets from operations	$73,412,694	$377,704,804
Capital transactions —
Contributions	$222,760,540	$1,479,393,522
Withdrawals	(4,261,374,172)	(4,603,926,112)
Net decrease in net assets from capital transactions	$(4,038,613,632)	$(3,124,532,590)

Net decrease in net assets	$(3,965,200,938)	$(2,746,827,786)

Net Assets
At beginning of year	$13,901,214,582	$16,648,042,368
At end of year	$9,936,013,644	$13,901,214,582

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.55%	0.52%	0.52%	0.54%	0.54%
Net investment income	4.27%	3.89%	4.14%	4.72%	4.31%
Portfolio Turnover	19%	34%	32%	42%	56%

Total Return	0.56%	2.23%	5.08%	7.67%	4.30%

Net assets, end of year (000’s omitted)	$9,936,014	$13,901,215	$16,648,042	$9,432,841	$9,694,334

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Floating-Rate Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 87.8%, less than 0.05%, 11.7%, 0.2% and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

41

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

42

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion, 0.450% from $10 billion up to $15 billion, 0.4375% from $15 billion up to $20 billion, 0.4275% from $20 billion up to $25 billion and 0.420% of average daily net assets of $25 billion or more, and is payable monthly. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $57,192,783 or 0.49% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $2,125,941,196 and $5,449,377,373, respectively, for the year ended October 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$10,346,596,671

Gross unrealized appreciation	$41,896,894
Gross unrealized depreciation	(641,999,090)

Net unrealized depreciation	$(600,102,196)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $1,593,022. At October 31, 2015, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in

43

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2015.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$3,609,145	(1)	$(1,593,022	)(2)

Total Derivatives subject to master netting or similar agreements	$3,609,145		$(1,593,022)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$580,703	$(515,742)	$(64,961)	$—	$—
HSBC Bank USA, N.A.	1,352,878	(804,309)	(548,569)	—	—
State Street Bank and Trust Company	1,675,564	(243,145)	(1,432,419)	—	—

	$3,609,145	$(1,563,196)	$(2,045,949)	$—	$—

44

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(515,742)	$515,742	$—	$—	$—
HSBC Bank USA, N.A.	(804,309)	804,309	—	—	—
JPMorgan Chase Bank, N.A.	(29,826)	—	—	—	(29,826)
State Street Bank and Trust Company	(243,145)	243,145	—	—	—

	$(1,593,022)	$1,563,196	$—	$—	$(29,826)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$73,324,185	$(14,661,381)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was approximately $498,915,000.

6  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $1.175 billion ($1.4 billion prior to March 16, 2015) unsecured line of credit agreement with a group of banks, which is in effect through March 14, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense is approximately $1,219,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. Average borrowings and the average interest rate (excluding fees) for the year ended October 31, 2015 were $29,179,082 and 1.48%, respectively.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

45

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Investments in Affiliated Companies

Transactions in affiliated companies, defined as companies in which a fund owns 5% or more of the outstanding voting securities, by the Portfolio for the year ended October 31, 2015 were as follows:

	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year	Dividend income	Realized gain (loss)

IAP Global Services, LLC	950	1,627	—	2,577	$2,122,193	$—	$—

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$9,117,062,108	$64,045,155	$9,181,107,263
Corporate Bonds & Notes	—	398,361,329	438,375	398,799,704
Asset-Backed Securities	—	92,003,483	—	92,003,483
Common Stocks	—	5,085,311	19,283,105	24,368,416
Convertible Preferred Stocks	—	—	978,389	978,389
Warrants	—	—	58,371	58,371
Short-Term Investments	—	49,178,849	—	49,178,849

Total Investments	$—	$9,661,691,080	$84,803,395	$9,746,494,475

Forward Foreign Currency Exchange Contracts	$—	$3,609,145	$—	$3,609,145

Total	$—	$9,665,300,225	$84,803,395	$9,750,103,620

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,593,022)	$—	$(1,593,022)

Total	$—	$(1,593,022)	$—	$(1,593,022)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

46

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented.

At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11   Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $10,668,000 (equal to 0.11% of net assets at October 31, 2015). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Portfolio as incurred.

47

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating Rate Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

48

Eaton Vance

Floating-Rate Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), and Eaton Vance Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

49

Eaton Vance

Floating-Rate Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of the Portfolio	1996	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

50

Eaton Vance

Floating-Rate Fund

October 31, 2015

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

51

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

52

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044    10.31.15

Eaton Vance

Floating-Rate Advantage Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Floating-Rate Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 50

Federal Tax Information	20

Management and Organization	51

Important Notices	54

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the fiscal year ended October 31, 2015, the U.S. floating-rate loan market experienced declining loan prices that partially offset interest income and thus detracted from total returns. As a result, the S&P/LSTA Leveraged Loan Index,2 a loan market barometer, returned 0.48% for the 12-month period.

The period was dominated by risk-averse sentiment among investors. Slowing growth in China, declining prices for oil and other commodities, weakness in the global economic recovery and uncertainty around the Federal Reserve’s expected rate hike all dragged on returns of most asset classes across the capital markets, including floating-rate loans.

Loan prices edged lower in the secondary market as retail investors exited loan-focused investments. Further downward pressure on loan prices came from high-yield bond funds that sold floating-rate loan holdings to cover redemptions. Meanwhile, institutional loan investors generally stayed the course, with strong demand exhibited in both collateralized loan obligations and traditional institutional channels.

Performance trends within the loan market were bifurcated in a number of ways during the period. Loans in industries affected by declining commodity prices — including oil & gas, metals & mining and utilities — were among the worst performing loans during the period. Meanwhile, investor preference for quality showcased itself in credit tier performance, with higher-quality loans generally outperforming lower-rated issues.

With the U.S. economy continuing its uneven but gradual recovery, healthy corporate fundamentals kept the default rate fairly benign during the period. The default rate, a measure of corporate health and credit risk in the market, was 1.32%, well below the market’s 10-year average of 3.16%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Floating-Rate Advantage Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 0.37%, underperforming its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which returned 0.48%. The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, expenses or leverage.

The Fund has historically tended to overweight higher-rated loans relative to the Index. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance versus the Index in times when lower-rated loans perform well. By contrast, the strategy may aid relative returns versus the Index in times when higher-rated loans perform well, such as that experienced over the course of the period.

For the 12-month period, BB-rated8 loans in the Index returned 3.10%, B-rated loans in the Index returned 0.62%, CCC-rated loans in the Index returned -2.75% and D-rated (defaulted) loans in the Index returned -43.48%. The negative performance of the D category was due in large part to the continued decline of the defaulted loan issued by Energy Future Holdings (“EFH”), a major Index component that defaulted during the Fund’s previous fiscal year but was not held by the Fund. Across the ratings tiers, the Fund’s overweight to higher-quality BB and B-rated loans, two ratings categories that outperformed the overall Index during the period, and underweight to poorly performing CCC and D-rated loans, helped Fund performance versus the Index. The Fund’s lack of exposure to the defaulted EFH loan was the largest individual contributor to performance versus the Index.

The Fund’s employment of investment leverage5 also contributed to relative Fund performance versus the Index, which does not employ leverage. During the 12-month period, leverage amplified both the positive coupon yield and negative price movement in the loan market; however, the positive effect of leveraged yield outweighed the negative effect of leveraged price declines, and leverage as a whole contributed to Fund performance versus the Index.

In contrast, a headwind related to issuer size detracted from Fund performance versus the Index. As the period was marked by heightened volatility and risk aversion by retail investors, more widely held and actively traded issues took the brunt of selling pressure from investors exiting the asset class. As these loans tend to be issued by the larger and more durable companies that the Fund has tended to favor, positioning in larger loans was a relative detractor to Fund performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	03/15/2008	08/04/1989	0.28%	4.51%	4.49%
Class A at NAV	03/17/2008	08/04/1989	0.37	4.53	4.50
Class A with 2.25% Maximum Sales Charge	—	—	–1.87	4.05	4.26
Class B at NAV	08/04/1989	08/04/1989	–0.06	4.17	4.24
Class B with 3% Maximum Sales Charge	—	—	–2.93	4.17	4.24
Class C at NAV	03/15/2008	08/04/1989	–0.14	4.01	4.11
Class C with 1% Maximum Sales Charge	—	—	–1.09	4.01	4.11
Class I at NAV	03/15/2008	08/04/1989	0.53	4.77	4.69
S&P/LSTA Leveraged Loan Index	—	—	0.48%	4.14%	4.61%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
Gross	1.27%	1.27%	1.62%	1.77%	1.02%
Net	1.00	1.00	1.35	1.50	0.75

% Total Leverage[5]
Borrowings					24.15%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2005	$15,522	N.A.
Class B	$10,000	10/31/2005	$15,157	N.A.
Class C	$10,000	10/31/2005	$14,965	N.A.
Class I	$250,000	10/31/2005	$395,334	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Fund Profile6

Top 10 Issuers (% of total investments)7

Asurion, LLC	1.3

Community Health Systems, Inc.	1.2

Valeant Pharmaceuticals International, Inc.	1.2

Intelsat Jackson Holdings S.A.	1.1

Virgin Media Investment Holdings Limited	1.1

Avago Technologies Cayman Ltd.	1.1

First Data Corporation	1.0

Reynolds Group Holdings, Inc.	1.0

Transdigm, Inc.	0.9

FMG Resources (August 2006) Pty. Ltd.	0.9
Total	10.8%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Health Care	11.2%

Electronics/Electrical	10.2

Business Equipment and Services	7.4

Chemicals and Plastics	5.8

Retailers (Except Food and Drug)	5.1

Financial Intermediaries	4.1

Food Products	3.7

Insurance	3.4

Automotive	3.3

Industrial Equipment	3.2
Total	57.4%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of each class is linked to the performance of Eaton Vance Prime Rate Reserves, which is the predecessor to the operations of the Fund. This linked performance is adjusted for any applicable sales or withdrawal charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Total annual Fund operating expense ratio is as stated in the Fund’s most recent prospectus. Net expense ratio is not a result of a fee waiver or expense reimbursement. Net expense ratio excludes interest expense on borrowings.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings at an inopportune time.

[6]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$976.40	$6.73	1.35%
Class A	$1,000.00	$977.40	$6.73	1.35%
Class B	$1,000.00	$975.70	$8.47	1.70%
Class C	$1,000.00	$974.80	$9.21	1.85%
Class I	$1,000.00	$977.70	$5.48	1.10%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,018.40	$6.87	1.35%
Class A	$1,000.00	$1,018.40	$6.87	1.35%
Class B	$1,000.00	$1,016.60	$8.64	1.70%
Class C	$1,000.00	$1,015.90	$9.40	1.85%
Class I	$1,000.00	$1,019.70	$5.60	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Senior Debt Portfolio, at value (identified cost, $5,471,368,316)	$5,098,663,004
Receivable for Fund shares sold	12,923,756
Total assets	$5,111,586,760

Liabilities
Payable for Fund shares redeemed	$15,314,904
Distributions payable	4,167,130
Payable to affiliates:
Administration fee	437,411
Distribution and service fees	1,123,003
Trustees’ fees	42
Accrued expenses	827,747
Total liabilities	$21,870,237
Net Assets	$5,089,716,523

Sources of Net Assets
Paid-in capital	$5,673,964,549
Accumulated net realized loss from Portfolio	(207,375,584)
Accumulated distributions in excess of net investment income	(4,167,130)
Net unrealized depreciation from Portfolio	(372,705,312)
Total	$5,089,716,523

Advisers Class Shares
Net Assets	$156,111,577
Shares Outstanding	14,905,142
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.47

Class A Shares
Net Assets	$1,684,664,905
Shares Outstanding	160,798,763
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.48
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.72

Class B Shares
Net Assets	$11,653,791
Shares Outstanding	1,110,112
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.50

Class C Shares
Net Assets	$1,133,487,017
Shares Outstanding	108,402,441
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.46

Class I Shares
Net Assets	$2,103,799,233
Shares Outstanding	200,851,034
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.47

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income allocated from Portfolio	$357,244,774
Dividends allocated from Portfolio	692,025
Expenses, excluding interest expense, allocated from Portfolio	(34,161,133)
Interest expense allocated from Portfolio	(20,419,133)
Total investment income from Portfolio	$303,356,533

Expenses
Administration fee	$5,953,604
Distribution and service fees
Advisers Class	389,579
Class A	4,687,480
Class B	104,379
Class C	8,953,577
Trustees’ fees and expenses	500
Custodian fee	60,546
Transfer and dividend disbursing agent fees	4,789,017
Legal and accounting services	109,443
Printing and postage	354,437
Registration fees	300,725
Miscellaneous	49,405
Total expenses	$25,752,692

Net investment income	$277,603,841

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(44,021,991)
Foreign currency and forward foreign currency exchange contract transactions	41,471,566
Net realized loss	$(2,550,425)
Change in unrealized appreciation (depreciation) —
Investments	$(241,902,663)
Foreign currency and forward foreign currency exchange contracts	(9,148,277)
Net change in unrealized appreciation (depreciation)	$(251,050,940)

Net realized and unrealized loss	$(253,601,365)

Net increase in net assets from operations	$24,002,476

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$277,603,841	$319,058,047
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	(2,550,425)	16,447,457
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(251,050,940)	(160,877,587)
Net increase in net assets from operations	$24,002,476	$174,627,917
Distributions to shareholders —
From net investment income
Advisers Class	$(7,279,442)	$(9,581,121)
Class A	(87,539,492)	(108,396,144)
Class B	(751,617)	(1,343,491)
Class C	(49,790,544)	(54,287,883)
Class I	(132,874,153)	(150,654,065)
Total distributions to shareholders	$(278,235,248)	$(324,262,704)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$73,526,592	$97,173,747
Class A	450,095,794	999,032,216
Class B	332,105	1,183,748
Class C	150,850,455	291,834,321
Class I	1,482,119,487	1,722,874,338
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	7,056,330	9,324,755
Class A	79,461,584	99,625,183
Class B	576,984	1,021,956
Class C	40,208,329	43,236,038
Class I	74,998,197	79,604,254
Cost of shares redeemed
Advisers Class	(86,764,319)	(145,105,806)
Class A	(874,353,428)	(1,183,210,463)
Class B	(5,372,342)	(6,140,430)
Class C	(298,697,463)	(337,742,228)
Class I	(2,208,323,861)	(2,060,550,940)
Net asset value of shares exchanged
Class A	7,988,585	11,031,776
Class B	(7,988,585)	(11,031,776)
Net decrease in net assets from Fund share transactions	$(1,114,285,556)	$(387,839,311)

Net decrease in net assets	$(1,368,518,328)	$(537,474,098)

Net Assets
At beginning of year	$6,458,234,851	$6,995,708,949
At end of year	$5,089,716,523	$6,458,234,851

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(4,167,130)	$(428,437)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$10.940	$11.170	$11.060	$10.660	$10.690

Income (Loss) From Operations
Net investment income(1)	$0.504	$0.485	$0.502	$0.572	$0.526
Net realized and unrealized gain (loss)	(0.469)	(0.222)	0.123	0.396	0.010 (2)

Total income from operations	$0.035	$0.263	$0.625	$0.968	$0.536

Less Distributions
From net investment income	$(0.505)	$(0.493)	$(0.515)	$(0.568)	$(0.536)
Tax return of capital	—	—	—	—	(0.030)

Total distributions	$(0.505)	$(0.493)	$(0.515)	$(0.568)	$(0.566)

Redemption fees(1)(3)	$—	$—	$—	$—	$0.000 (4)

Net asset value — End of year	$10.470	$10.940	$11.170	$11.060	$10.660

Total Return(5)	0.28%	2.38%	5.76%	9.31%	5.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$156,112	$169,637	$212,780	$65,258	$53,729
Ratios (as a percentage of average daily net assets):(6)
Expenses excluding interest and fees(7)	1.02%	1.00%	0.96%	1.08%	1.10%
Interest and fee expense	0.35%	0.27%	0.22%	0.34%	0.39%
Total expenses(7)	1.37%	1.27%	1.18%	1.42%	1.49%
Net investment income	4.66%	4.36%	4.49%	5.27%	4.86%
Portfolio Turnover of the Portfolio	27%	38%	29%	37%	59%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$10.950	$11.180	$11.060	$10.660	$10.690

Income (Loss) From Operations
Net investment income(1)	$0.504	$0.485	$0.505	$0.571	$0.527
Net realized and unrealized gain (loss)	(0.469)	(0.222)	0.130	0.397	0.009 (2)

Total income from operations	$0.035	$0.263	$0.635	$0.968	$0.536

Less Distributions
From net investment income	$(0.505)	$(0.493)	$(0.515)	$(0.568)	$(0.536)
Tax return of capital	—	—	—	—	(0.030)

Total distributions	$(0.505)	$(0.493)	$(0.515)	$(0.568)	$(0.566)

Redemption fees(1)(3)	$—	$—	$—	$—	$0.000 (4)

Net asset value — End of year	$10.480	$10.950	$11.180	$11.060	$10.660

Total Return(5)	0.37%	2.28%	5.85%	9.31%	5.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,684,665	$2,101,269	$2,224,597	$959,179	$702,127
Ratios (as a percentage of average daily net assets):(6)
Expenses excluding interest and fees(7)	1.01%	1.00%	0.97%	1.08%	1.10%
Interest and fee expense	0.35%	0.27%	0.22%	0.34%	0.39%
Total expenses(7)	1.36%	1.27%	1.19%	1.42%	1.49%
Net investment income	4.66%	4.36%	4.52%	5.26%	4.88%
Portfolio Turnover of the Portfolio	27%	38%	29%	37%	59%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$10.970	$11.200	$11.090	$10.680	$10.710

Income (Loss) From Operations
Net investment income(1)	$0.468	$0.447	$0.483	$0.532	$0.489
Net realized and unrealized gain (loss)	(0.470)	(0.222)	0.105	0.410	0.009 (2)

Total income (loss) from operations	$(0.002)	$0.225	$0.588	$0.942	$0.498

Less Distributions
From net investment income	$(0.468)	$(0.455)	$(0.478)	$(0.532)	$(0.500)
Tax return of capital	—	—	—	—	(0.028)

Total distributions	$(0.468)	$(0.455)	$(0.478)	$(0.532)	$(0.528)

Redemption fees(1)(4)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$10.500	$10.970	$11.200	$11.090	$10.680

Total Return(5)	(0.06)%	2.02%	5.40%	9.03%	4.70%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,654	$24,737	$40,296	$55,277	$84,483
Ratios (as a percentage of average daily net assets):(6)
Expenses excluding interest and fees(7)	1.36%	1.35%	1.33%	1.45%	1.45%
Interest and fee expense	0.35%	0.27%	0.22%	0.34%	0.39%
Total expenses(7)	1.71%	1.62%	1.55%	1.79%	1.84%
Net investment income	4.31%	4.01%	4.31%	4.90%	4.52%
Portfolio Turnover of the Portfolio	27%	38%	29%	37%	59%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Rounds to less than $0.001.

(4)	Redemption fees were discontinued as of January 1, 2011.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$10.920	$11.160	$11.040	$10.640	$10.680

Income (Loss) From Operations
Net investment income(1)	$0.449	$0.429	$0.451	$0.516	$0.472
Net realized and unrealized gain (loss)	(0.459)	(0.232)	0.128	0.399	0.004 (2)

Total income (loss) from operations	$(0.010)	$0.197	$0.579	$0.915	$0.476

Less Distributions
From net investment income	$(0.450)	$(0.437)	$(0.459)	$(0.515)	$(0.489)
Tax return of capital	—	—	—	—	(0.027)

Total distributions	$(0.450)	$(0.437)	$(0.459)	$(0.515)	$(0.516)

Redemption fees(1)(3)	$—	$—	$—	$—	$0.000 (4)

Net asset value — End of year	$10.460	$10.920	$11.160	$11.040	$10.640

Total Return(5)	(0.14)%	1.77%	5.33%	8.80%	4.50%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,133,487	$1,293,026	$1,324,676	$748,843	$629,929
Ratios (as a percentage of average daily net assets):(6)
Expenses excluding interest and fees(7)	1.51%	1.50%	1.47%	1.58%	1.60%
Interest and fee expense	0.35%	0.27%	0.22%	0.34%	0.39%
Total expenses(7)	1.86%	1.77%	1.69%	1.92%	1.99%
Net investment income	4.16%	3.86%	4.05%	4.76%	4.37%
Portfolio Turnover of the Portfolio	27%	38%	29%	37%	59%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$10.940	$11.180	$11.060	$10.660	$10.690

Income (Loss) From Operations
Net investment income(1)	$0.530	$0.513	$0.532	$0.605	$0.554
Net realized and unrealized gain (loss)	(0.468)	(0.232)	0.131	0.391	0.008 (2)

Total income from operations	$0.062	$0.281	$0.663	$0.996	$0.562

Less Distributions
From net investment income	$(0.532)	$(0.521)	$(0.543)	$(0.596)	$(0.561)
Tax return of capital	—	—	—	—	(0.031)

Total distributions	$(0.532)	$(0.521)	$(0.543)	$(0.596)	$(0.592)

Redemption fees(1)(3)	$—	$—	$—	$—	$0.000 (4)

Net asset value — End of year	$10.470	$10.940	$11.180	$11.060	$10.660

Total Return(5)	0.53%	2.54%	6.11%	9.59%	5.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,103,799	$2,869,565	$3,193,359	$1,319,604	$173,792
Ratios (as a percentage of average daily net assets):(6)
Expenses excluding interest and fees(7)	0.77%	0.75%	0.72%	0.77%	0.85%
Interest and fee expense	0.35%	0.27%	0.22%	0.34%	0.39%
Total expenses(7)	1.12%	1.02%	0.94%	1.11%	1.24%
Net investment income	4.89%	4.61%	4.76%	5.54%	5.12%
Portfolio Turnover of the Portfolio	27%	38%	29%	37%	59%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (95.5% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$278,235,248	$324,262,704

During the year ended October 31, 2015, accumulated net realized loss was decreased by $2,248,421, accumulated distributions in excess of net investment income was increased by $3,107,286 and paid-in capital was increased by $858,865 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and tax straddle transactions. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(211,327,514)
Net unrealized depreciation	$(368,753,382)
Other temporary differences	$(4,167,130)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and the timing of recognizing distributions to shareholders.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $184,844,084 and deferred capital losses of $26,483,430 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($105,439,696), October 31, 2017 ($50,458,629), October 31, 2018 ($28,308,325) and October 31, 2019 ($637,434) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2015, $26,483,430 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2015, the administration fee amounted to $5,953,604. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $384,867 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $63,223 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

16

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $389,579 for Advisers Class shares and $4,687,480 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $69,586 and $7,162,862 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $34,793 and $1,790,715 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $147,000, $12,000 and $131,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $462,048,454 and $1,900,902,357, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2015	2014

Sales	6,777,260	8,711,247
Issued to shareholders electing to receive payments of distributions in Fund shares	654,115	838,363
Redemptions	(8,029,464)	(13,088,521)

Net decrease	(598,089)	(3,538,911)

17

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2015	2014

Sales	41,576,499	89,452,187
Issued to shareholders electing to receive payments of distributions in Fund shares	7,359,459	8,952,878
Redemptions	(80,855,254)	(106,440,200)
Exchange from Class B shares	736,259	990,941

Net decrease	(31,183,037)	(7,044,194)

	Year Ended October 31,
Class B	2015	2014

Sales	30,432	105,875
Issued to shareholders electing to receive payments of distributions in Fund shares	53,247	91,608
Redemptions	(494,524)	(550,900)
Exchange to Class A shares	(734,611)	(988,308)

Net decrease	(1,145,456)	(1,341,725)

	Year Ended October 31,
Class C	2015	2014

Sales	13,973,348	26,193,965
Issued to shareholders electing to receive payments of distributions in Fund shares	3,732,511	3,893,946
Redemptions	(27,671,703)	(30,458,093)

Net decrease	(9,965,844)	(370,182)

	Year Ended October 31,
Class I	2015	2014

Sales	136,704,339	154,604,879
Issued to shareholders electing to receive payments of distributions in Fund shares	6,953,048	7,157,220
Redemptions	(205,025,968)	(185,269,439)

Net decrease	(61,368,581)	(23,507,340)

18

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Advantage Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2015

19

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments

Senior Floating-Rate Loans — 122.8%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.0%
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)		944	$869,862
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		1,290	1,031,637
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019		39,645	36,539,867
TransDigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020		51,218	50,665,945
Term Loan, 3.75%, Maturing June 4, 2021		15,997	15,804,666

			$104,911,977

Automotive — 4.2%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.94%, Maturing April 27, 2020		9,726	$9,741,139
Allison Transmission, Inc.
Term Loan, 3.50%, Maturing August 23, 2019		15,207	15,242,096
Chrysler Group, LLC
Term Loan, 3.50%, Maturing May 24, 2017		14,448	14,440,031
Term Loan, 3.25%, Maturing December 31, 2018		28,024	27,957,392
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021		6,616	6,568,004
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019		13,508	13,499,506
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021		36,616	33,572,570
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.75%, Maturing April 30, 2019		29,875	29,980,309
Horizon Global Corporation
Term Loan, 7.00%, Maturing May 11, 2022		4,148	4,043,812
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021		19,716	19,643,707
Remy International, Inc.
Term Loan, 5.25%, Maturing March 5, 2020		6,824	6,835,024
Schaeffler AG
Term Loan, 4.25%, Maturing May 15, 2020		3,461	3,477,340
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	EUR	6,950	7,547,038
Term Loan, 4.50%, Maturing June 30, 2022		10,375	10,310,156
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020		17,670	17,551,717
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021		5,276	5,265,205

			$225,675,046

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco — 0.2%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	9,197	$8,714,479
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	2,000	1,890,000

		$10,604,479

Brokerage / Securities Dealers / Investment Houses — 0.2%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	2,793	$2,794,745
Term Loan - Second Lien, 9.75%, Maturing March 3, 2023	3,800	3,800,000
Salient Partners L.P.
Term Loan, 7.50%, Maturing May 19, 2021	6,838	6,701,669

		$13,296,414

Building and Development — 2.8%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	11,672	$11,620,662
Auction.com, LLC
Term Loan, 6.00%, Maturing May 8, 2022	8,731	8,665,642
Capital Automotive L.P.
Term Loan, 4.00%, Maturing April 10, 2019	1,590	1,592,203
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	10,052	9,982,689
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	6,983	6,929,042
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	47,474	44,784,058
Headwaters, Inc.
Term Loan, 4.50%, Maturing March 24, 2022	1,671	1,680,211
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	12,178	12,040,821
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	11,454	11,439,453
Term Loan - Second Lien, 7.00%, Maturing March 26, 2021	2,211	2,217,434
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	13,298	13,218,900
Realogy Corporation
Term Loan, 4.45%, Maturing October 10, 2016	138	136,957
Term Loan, 3.75%, Maturing March 5, 2020	18,067	18,075,690
Summit Materials Companies I, LLC
Term Loan, 4.25%, Maturing July 17, 2022	5,362	5,359,890
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	2,316	2,312,914

		$150,056,566

21	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 9.6%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021		26,594	$25,940,560
AlixPartners, LLP
Term Loan, 4.50%, Maturing July 28, 2022		9,350	9,351,169
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		15,003	13,464,817
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		9,434	8,750,050
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		2,703	2,627,769
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		13,060	12,969,735
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020		5,620	5,184,428
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		13,214	13,188,410
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022		2,344	2,348,520
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		15,551	13,555,238
Education Management, LLC
Revolving Loan, 2.09%, Maturing July 2, 2020(3)(4)		5,858	2,615,080
Term Loan, 5.50%, Maturing July 2, 2020(3)		3,491	1,605,072
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020(3)		6,112	1,509,589
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		50,329	50,360,176
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		8,207	8,169,213
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 7, 2020		10,149	10,126,189
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		2,735	2,669,683
Term Loan, 4.00%, Maturing November 6, 2020		15,428	15,061,454
Term Loan, 4.75%, Maturing November 6, 2020	CAD	5,846	4,364,512
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		14,456	14,451,177
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		16,673	16,619,800
Term Loan, 3.75%, Maturing March 17, 2021	EUR	5,250	5,786,818
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		12,211	12,247,482
ION Trading Finance Ltd.
Term Loan, 4.25%, Maturing June 10, 2021		4,100	4,079,500
Term Loan, 4.50%, Maturing June 10, 2021	EUR	11,273	12,432,996

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021	8,232	$8,242,117
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	38,437	38,429,260
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020	14,954	15,171,305
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019	16,802	13,546,275
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018	2,702	2,689,649
Term Loan, 4.50%, Maturing April 2, 2022	9,826	9,786,323
National CineMedia, LLC
Term Loan, 2.94%, Maturing November 26, 2019	425	422,875
Nuance Communications, Inc.
Term Loan, 2.94%, Maturing August 7, 2019	4,888	4,855,428
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020	7,965	7,962,095
RCS Capital Corporation
Term Loan, 7.50%, Maturing April 29, 2019	20,352	19,334,264
Term Loan - Second Lien, 11.50%, Maturing April 29, 2021	5,866	5,396,591
Sensus USA, Inc.
Term Loan, 4.50%, Maturing May 9, 2017	5,310	5,296,961
Term Loan - Second Lien, 8.50%, Maturing May 9, 2018	3,500	3,473,750
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021	23,446	23,481,123
SunGard Data Systems, Inc.
Term Loan, 3.94%, Maturing February 28, 2017	3,625	3,627,859
Term Loan, 4.00%, Maturing March 8, 2020	43,012	43,034,001
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	7,219	7,204,446
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021	11,713	11,649,296
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022	531	531,449
Term Loan, 4.25%, Maturing May 14, 2022	3,035	3,034,613
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018	18,833	18,695,070

		$515,344,187

Cable and Satellite Television — 2.7%
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019	14,741	$14,609,840
Charter Communications Operating, LLC
Term Loan, 3.50%, Maturing January 24, 2023	18,100	18,105,665

22	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
MCC Iowa, LLC
Term Loan, 4.00%, Maturing January 20, 2020		1,990	$1,989,744
Term Loan, 3.25%, Maturing January 29, 2021		5,353	5,297,707
Neptune Finco Corp.
Term Loan, 5.00%, Maturing October 9, 2022		31,700	31,846,612
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023		38,699	38,475,418
Term Loan, 4.25%, Maturing June 30, 2023	GBP	4,450	6,780,800
Ziggo B.V.
Term Loan, 3.75%, Maturing January 15, 2022	EUR	4,290	4,652,512
Term Loan, 3.75%, Maturing January 15, 2022	EUR	6,659	7,221,995
Term Loan, 3.75%, Maturing January 15, 2022	EUR	12,052	13,071,937

			$142,052,230

Chemicals and Plastics — 7.2%
A. Schulman, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	EUR	2,372	$2,604,902
Term Loan, 4.00%, Maturing June 1, 2022		2,494	2,472,678
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		8,407	8,425,702
Term Loan, 4.75%, Maturing October 4, 2019	EUR	2,711	2,981,553
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		4,362	4,371,698
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		2,540	2,530,008
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		32,549	32,508,034
Term Loan, 4.00%, Maturing February 1, 2020	EUR	3,910	4,310,046
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021		9,069	9,073,649
Chemours Company (The)
Term Loan, 3.75%, Maturing May 12, 2022		24,788	22,639,584
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 4, 2021		6,960	6,899,408
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		4,901	4,882,633
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		5,325	5,249,561
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		1,538	1,524,864
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		9,303	9,254,213
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		8,230	8,226,156

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Huntsman International, LLC
Term Loan, 3.75%, Maturing October 1, 2021		15,954	$15,768,297
Ineos Finance, PLC
Term Loan, 4.25%, Maturing March 31, 2022	EUR	3,681	3,968,655
Ineos Group Holdings S.A.
Term Loan, 4.00%, Maturing December 15, 2020	EUR	7,668	8,239,752
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		39,533	39,179,131
Term Loan, 4.25%, Maturing March 31, 2022		5,920	5,853,632
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		5,991	5,470,074
MacDermid, Inc.
Term Loan, 4.50%, Maturing June 7, 2020		27,703	26,871,709
Term Loan, 4.75%, Maturing June 7, 2020		6,653	6,426,850
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021		18,289	18,273,663
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		6,295	6,310,722
OXEA Finance & Cy S.C.A.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	1,960	2,091,041
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		5,810	5,591,882
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		2,000	1,805,000
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		4,793	4,785,895
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		2,896	2,854,575
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		622	621,942
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		3,522	3,524,336
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		19,950	19,856,494
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing March 19, 2020		46,653	43,029,017
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		25,850	25,480,707
Zep, Inc.
Term Loan, 5.75%, Maturing June 27, 2022		9,651	9,614,622

			$383,572,685

23	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Clothing / Textiles — 0.3%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		14,325	$13,778,859

			$13,778,859

Conglomerates — 0.6%
Bestway UK Holdco Limited
Term Loan, 5.26%, Maturing October 6, 2021	GBP	1,103	$1,701,338
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		11,025	8,544,462
Spectrum Brands, Inc.
Term Loan, 3.75%, Maturing June 23, 2022		11,759	11,821,925
Term Loan, 4.39%, Maturing June 23, 2022	CAD	11,970	9,062,634

			$31,130,359

Containers and Glass Products — 2.6%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		29,384	$29,171,982
Term Loan, 3.75%, Maturing January 6, 2021		26,886	26,896,017
Term Loan, 4.00%, Maturing October 1, 2022		9,375	9,403,650
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		13,577	13,605,682
Onex Wizard Acquisition Company I S.a.r.l.
Term Loan, 4.25%, Maturing March 13, 2022	EUR	1,418	1,565,745
Onex Wizard US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022		11,873	11,886,772
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		5,803	5,777,311
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018		22,494	22,556,067
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		3,127	3,114,968
Verallia
Term Loan, Maturing July 24, 2022(2)	EUR	14,475	15,988,494

			$139,966,688

Cosmetics / Toiletries — 0.7%
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022		13,300	$13,029,850
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		4,230	4,233,731
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		22,296	21,608,396

			$38,871,977

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs — 2.5%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		6,916	$6,919,300
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		15,618	15,332,628
Term Loan, 4.50%, Maturing March 11, 2021	EUR	1,432	1,577,317
Term Loan, 4.50%, Maturing March 11, 2021	EUR	3,383	3,726,486
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022		22,875	22,551,891
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021		4,802	4,573,522
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing December 11, 2019		19,179	17,989,957
Term Loan, 3.75%, Maturing August 5, 2020		27,304	25,447,781
Term Loan, 4.00%, Maturing April 1, 2022		40,425	37,667,435

			$135,786,317

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		16,930	$16,746,151
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		8,394	8,225,945

			$24,972,096

Electronics / Electrical — 13.3%
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021		18,805	$13,727,584
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021		74,856	74,923,771
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021		7,361	7,324,154
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021		6,824	6,815,132
CommScope, Inc.
Term Loan, 3.75%, Maturing December 29, 2022		8,000	8,002,504
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020		15,790	12,500,817
Dell International, LLC
Term Loan, 4.00%, Maturing April 29, 2020		47,374	47,430,450
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022		2,594	2,594,581
Term Loan - Second Lien, 9.50%, Maturing June 25, 2023		3,475	3,486,582
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021		3,441	3,432,389

24	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020		8,500	$8,202,740
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020		9,037	8,984,777
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020		5,475	5,475,375
Freescale Semiconductor, Inc.
Term Loan, 5.00%, Maturing January 15, 2021		2,917	2,920,461
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021		42,117	42,238,222
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022		18,191	18,100,172
Term Loan - Second Lien, 8.25%, Maturing July 1, 2023		4,875	4,850,625
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020		3,127	3,049,132
Term Loan, 3.75%, Maturing June 3, 2020		55,047	53,678,185
Term Loan, 4.00%, Maturing June 3, 2020	EUR	3,820	4,116,613
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022	EUR	12,000	13,204,051
Term Loan, 4.50%, Maturing August 5, 2022		19,275	19,092,292
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021		11,393	10,538,524
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021		5,283	5,302,937
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019		9,904	9,900,660
Term Loan, 5.25%, Maturing November 19, 2021		15,914	15,919,401
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018		35,982	36,021,981
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021		10,783	10,698,867
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020		4,192	4,179,292
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020		9,528	9,424,541
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020		3,875	3,857,501
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021		18,234	17,702,113
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022		2,450	2,364,250
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018		7,437	7,453,008
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019		3,000	2,997,501

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	53,469	$48,990,791
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	841	842,841
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	30,892	25,833,417
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	8,361	8,360,589
SS&C Technologies, Inc.
Term Loan, 4.00%, Maturing July 8, 2022	2,700	2,711,553
Term Loan, 4.00%, Maturing July 8, 2022	17,450	17,524,669
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	13,116	13,149,281
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	19,532	19,141,657
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	3,612	3,620,803
Sybil Software, LLC
Term Loan, 4.25%, Maturing March 20, 2020	9,033	9,021,513
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	24,941	24,969,391
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	15,305	15,292,548
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	18,865	19,018,394

		$708,988,632

Equipment Leasing — 0.7%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	23,375	$23,401,788
Flying Fortress, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	11,500	11,519,768

		$34,921,556

Financial Intermediaries — 5.3%
American Capital Ltd.
Term Loan, 3.50%, Maturing August 22, 2017	9,151	$9,139,312
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	17,801	17,645,463
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	4,650	4,591,875
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	21,000	21,061,233

25	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	15,956	$15,841,252
First Data Corporation
Term Loan, 3.70%, Maturing March 24, 2017	3,000	2,999,988
Term Loan, 3.70%, Maturing March 24, 2018	24,280	24,140,593
Term Loan, 3.70%, Maturing September 24, 2018	24,150	24,021,715
Term Loan, 4.20%, Maturing March 24, 2021	8,384	8,403,285
Term Loan, 3.95%, Maturing July 8, 2022	11,625	11,668,594
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	22,958	22,871,795
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	19,562	19,586,128
Hamilton Lane Advisors, LLC
Term Loan, 4.25%, Maturing July 9, 2022	2,950	2,952,767
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	5,415	5,381,613
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019	4,685	4,685,227
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	3,984	3,968,612
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	1,724	1,727,927
Term Loan, 6.25%, Maturing September 4, 2018	5,696	5,710,401
Term Loan, 6.25%, Maturing September 4, 2018	12,196	12,226,305
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018	9,310	9,335,193
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019	6,158	6,096,358
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	10,915	10,833,393
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	9,411	9,434,414
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020	29,972	27,624,584

		$281,948,027

Food Products — 4.3%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	33,502	$33,573,476
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019	4,900	4,902,660
Charger OpCo B.V.
Term Loan, 4.25%, Maturing July 2, 2022	20,568	20,523,426

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		3,471	$3,468,402
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		19,969	19,557,006
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018		12,405	12,405,349
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018		34,517	34,566,890
High Liner Foods, Inc.
Term Loan, 4.25%, Maturing April 24, 2021		8,693	8,663,652
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018		15,840	15,846,072
Term Loan, 3.75%, Maturing September 18, 2020		13,647	13,651,617
Term Loan, 4.00%, Maturing October 30, 2022		5,900	5,907,340
Meldrew Participations B.V.
Term Loan, 8.00%, (5.00% Cash, 3.00% PIK), Maturing October 31, 2019	EUR	6,573	6,601,635
Term Loan, 4.50%, (0.00% Cash, 4.50% PIK), Maturing December 19, 2022(5)	EUR	4,168	4,835,730
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		42,459	42,178,131
Post Holdings, Inc.
Term Loan, 3.75%, Maturing June 2, 2021		1,127	1,130,227

			$227,811,613

Food Service — 3.2%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 12, 2021		28,679	$28,724,912
Aramark Services, Inc.
Term Loan, 3.69%, Maturing July 26, 2016		404	399,879
Term Loan, 3.70%, Maturing July 26, 2016		194	192,163
ARG IH Corporation
Term Loan, 4.76%, Maturing November 15, 2020		2,416	2,425,601
CEC Entertainment, Inc.
Term Loan, 4.00%, Maturing February 14, 2021		4,868	4,725,017
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		6,475	6,442,569
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		16,319	16,356,920
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018		9,106	9,014,815
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.25%, Maturing July 2, 2019		6,714	6,562,797
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020		1,808	1,781,250

26	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019		57,360	$57,443,792
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020		44,474	34,726,589

			$168,796,304

Food / Drug Retailers — 2.9%
Albertsons, LLC
Term Loan, 5.38%, Maturing March 21, 2019		29,546	$29,553,765
Term Loan, 5.00%, Maturing August 25, 2019		23,229	23,243,893
Term Loan, 5.50%, Maturing August 25, 2021		6,701	6,709,367
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019		3,010	2,927,017
New Albertsons, Inc.
Term Loan, 4.75%, Maturing June 27, 2021		18,523	18,455,897
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		28,475	28,759,347
Term Loan - Second Lien, 4.88%, Maturing June 21, 2021		6,000	6,021,564
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019		38,679	38,677,209

			$154,348,059

Forest Products — 0.1%
SIG Euro Holdings AG & Co. KG
Term Loan, 4.50%, Maturing December 2, 2018	EUR	2,627	$2,902,029

			$2,902,029

Health Care — 13.6%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022		2,084	$2,094,411
ADMI Corp.
Term Loan, 5.50%, Maturing April 30, 2022		4,049	4,058,975
Akorn, Inc.
Term Loan, 5.50%, Maturing April 16, 2021		10,148	10,046,025
Albany Molecular Research, Inc.
Term Loan, 5.75%, Maturing July 16, 2021		6,200	6,207,750
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022		14,938	14,965,526
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019		17,516	17,444,856
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019		13,362	13,345,729

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing July 21, 2021		4,500	$4,505,625
ATI Holdings, Inc.
Term Loan, 5.25%, Maturing December 20, 2019		6,235	6,211,135
BioScrip, Inc.
Term Loan, 6.50%, Maturing July 31, 2020		3,003	2,762,752
Term Loan, 6.50%, Maturing July 31, 2020		5,005	4,604,587
BSN Medical, Inc.
Term Loan, 4.00%, Maturing August 28, 2019		4,664	4,628,850
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021		25,783	23,204,865
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020		948	949,161
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019		20,209	20,171,376
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019		13,423	13,382,844
Term Loan, 4.00%, Maturing January 27, 2021		47,720	47,656,706
Concentra, Inc.
Term Loan, 4.00%, Maturing June 1, 2022		2,618	2,620,598
Convatec, Inc.
Term Loan, 4.25%, Maturing June 15, 2020	EUR	4,988	5,500,959
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021		10,360	10,256,769
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021		13,909	13,938,341
DJO Finance, LLC
Term Loan, 4.25%, Maturing April 21, 2020		19,950	20,049,750
Term Loan, 4.25%, Maturing June 8, 2020		18,504	18,387,977
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018		41,537	41,515,278
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020		2,790	2,794,540
Term Loan, 4.25%, Maturing August 30, 2020		9,219	9,233,257
Greatbatch Ltd.
Term Loan, 5.25%, Maturing September 22, 2022		7,700	7,733,687
HC Group Holdings III, Inc.
Term Loan, 6.00%, Maturing April 7, 2022		7,263	7,293,070
Horizon Pharma, Inc.
Term Loan, 4.50%, Maturing May 7, 2021		9,350	8,742,197
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018		21,096	21,164,459
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019		9,836	9,147,271

27	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	13,426	$13,403,965
Term Loan, 7.75%, Maturing May 15, 2018	21,551	21,541,796
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022	37,228	36,793,599
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	17,494	17,471,667
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	34,159	34,201,940
Knowledge Universe Education, LLC
Term Loan, 6.00%, Maturing July 28, 2022	10,225	10,122,750
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	7,459	7,197,685
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	1,711	1,702,871
Millennium Health, LLC
Term Loan, 5.25%, Maturing April 16, 2021	31,950	11,422,095
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	6,658	4,927,073
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	4,840	3,581,956
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	5,363	5,282,851
National Surgical Hospitals, Inc.
Term Loan, 4.50%, Maturing June 1, 2022	3,990	3,920,175
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	30,026	28,674,994
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	29,736	28,843,967
Physio-Control International, Inc.
Term Loan, 5.50%, Maturing June 6, 2022	3,900	3,846,375
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	20,842	20,888,748
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	12,696	12,690,216
RCHP, Inc.
Term Loan, 5.25%, Maturing April 23, 2019	15,337	15,193,585
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019	13,801	13,809,342
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018	8,521	8,510,244
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	1,025	1,019,875
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	11,138	11,051,224

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021		8,396	$7,976,616
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019		10,753	10,577,868
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019		16,282	16,287,286

			$725,560,089

Home Furnishings — 0.7%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		34,798	$34,851,315
Tempur-Pedic International, Inc.
Term Loan, 3.50%, Maturing March 18, 2020		3,995	4,004,312

			$38,855,627

Industrial Equipment — 4.1%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		34,892	$34,136,283
Delachaux S.A.
Term Loan, 4.00%, Maturing October 28, 2021	EUR	4,500	4,960,026
Term Loan, 4.50%, Maturing October 28, 2021		4,031	4,023,489
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		18,777	18,839,273
Filtration Group Corporation
Term Loan, 4.25%, Maturing November 21, 2020		1,868	1,869,497
Term Loan - Second Lien, 8.25%, Maturing November 21, 2021		1,100	1,098,939
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		18,772	17,648,722
Term Loan, 4.75%, Maturing July 30, 2020	EUR	3,259	3,376,058
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		20,074	19,717,268
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022		4,297	4,232,791
Milacron, LLC
Term Loan, 4.50%, Maturing September 28, 2020		11,901	11,953,507
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		11,508	11,249,527
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		47,437	46,962,779
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		7,825	7,713,792
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		5,541	5,430,056

28	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		11,060	$10,986,323
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		3,568	3,539,718
VAT Lux III S.a.r.l.
Term Loan, 4.25%, Maturing February 11, 2021		3,433	3,429,684
Wittur GmbH
Term Loan, 6.00%, Maturing February 10, 2022	EUR	7,575	8,173,666

			$219,341,398

Insurance — 4.3%
Alliant Holdings I, Inc.
Term Loan, 4.50%, Maturing August 12, 2022		14,539	$14,406,814
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019		38,207	38,390,165
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022		6,000	6,018,750
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019		39,115	37,440,425
Term Loan, 5.00%, Maturing August 4, 2022		46,010	43,617,184
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		10,675	9,655,538
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020		10,327	9,380,649
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019		9,661	7,631,805
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020(3)		6,266	4,198,159
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020		28,589	27,963,505
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019		32,224	31,941,937

			$230,644,931

Leisure Goods / Activities / Movies — 3.5%
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020		15,643	$15,647,739
Ancestry.com, Inc.
Term Loan, 5.00%, Maturing August 17, 2022		13,225	13,247,046
Aufinco Pty. Limited
Term Loan, 4.00%, Maturing May 29, 2020		3,066	3,059,993
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020		7,200	7,128,000

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019	18,406	$18,417,881
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	3,725	3,744,091
ClubCorp Club Operations, Inc.
Term Loan, 4.25%, Maturing July 24, 2020	2,939	2,941,317
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	7,555	7,555,313
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	1,815	1,809,873
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	536	535,130
Term Loan, 5.50%, Maturing May 8, 2021	4,152	4,147,259
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	10,238	10,239,906
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	12,593	12,540,306
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	14,170	13,850,774
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	21,761	20,510,163
Sonifi Solutions, Inc.
Term Loan, 6.75%, (1.00% Cash, 5.75% PIK), Maturing March 28, 2018(3)	925	161,796
SRAM, LLC
Term Loan, 4.02%, Maturing April 10, 2020	14,093	13,317,927
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	3,233	3,236,776
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 15, 2020	10,944	6,894,432
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	13,023	12,697,864
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020	14,191	14,020,570

		$185,704,156

Lodging and Casinos — 3.5%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017	2,376	$2,388,157
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	26,211	25,675,602
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	1,877	1,890,366
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	3,370	3,375,625

29	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(7)		6,723	$6,168,249
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		9,690	9,705,285
Four Seasons Holdings, Inc.
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020		1,842	1,842,000
Gala Group Ltd.
Term Loan, 5.51%, Maturing May 27, 2018	GBP	17,725	27,365,206
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		1,243	1,249,849
Term Loan, 5.50%, Maturing November 21, 2019		2,900	2,916,314
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		38,289	38,411,035
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		31,766	31,749,959
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		2,687	2,686,693
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019		3,033	2,997,058
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020		29,940	29,332,118
Term Loan, 6.00%, Maturing October 1, 2021		1,580	1,547,552

			$189,301,068

Nonferrous Metals / Minerals — 2.0%
Alpha Natural Resources, LLC
DIP Loan, 10.00%, Maturing January 31, 2017		2,975	$2,841,125
Term Loan, 3.50%, Maturing May 22, 2020		19,528	8,641,126
Arch Coal, Inc.
Term Loan, 6.25%, Maturing May 16, 2018		35,831	18,811,338
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022		7,761	7,688,148
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019		18,876	11,435,659
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 16, 2017		2,569	1,701,673
Term Loan, 7.50%, Maturing April 16, 2020		16,783	11,104,716
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019		2,000	1,285,293
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022		22,893	22,454,437
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019		3,925	3,748,723
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020		10,550	9,626,875

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019(3)	1,250	$771,000
Walter Energy, Inc.
Term Loan, 0.00%, Maturing April 2, 2018(7)	19,269	5,949,203

		$106,059,316

Oil and Gas — 3.9%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	27,068	$18,812,015
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020(3)	10,375	6,017,500
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	19,999	18,898,874
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	11,748	11,568,380
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	9,356	9,226,862
Crestwood Holdings, LLC
Term Loan, 7.00%, Maturing June 19, 2019	9,211	7,506,905
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	11,065	7,201,443
Energy Transfer Equity L.P.
Term Loan, 3.25%, Maturing December 2, 2019	14,825	14,194,938
Term Loan, 4.00%, Maturing December 2, 2019	3,276	3,186,763
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing September 28, 2018	10,238	9,086,483
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	9,550	3,614,675
Floatel International Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	10,022	6,088,593
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	33,692	31,759,793
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing May 2, 2016	315	313,203
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	9,135	3,608,416
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(7)	16,275	935,813
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	39,518	23,236,611
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	342	219,420
Term Loan, 4.25%, Maturing December 16, 2020	916	588,345
Term Loan, 4.25%, Maturing December 16, 2020	6,583	4,229,435

30	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019(3)		1,606	$1,067,826
Term Loan, 4.25%, Maturing October 1, 2019(3)		2,629	1,748,225
Term Loan, 4.25%, Maturing October 1, 2019(3)		19,840	13,193,337
Southcross Holdings Borrower L.P.
Term Loan, 6.00%, Maturing August 4, 2021		3,827	2,889,055
Targa Resources Corp.
Term Loan, 5.75%, Maturing February 25, 2022		2,186	2,183,314
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018		11,722	9,164,777

			$210,541,001

Publishing — 2.8%
682534 N.B., Inc.
Term Loan, 10.00%, Maturing October 1, 2020(3)		995	$796,306
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019		12,797	12,813,058
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019		62,137	41,735,608
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021		16,170	16,187,097
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018		35,613	30,760,366
McGraw-Hill Global Education Holdings, LLC
Term Loan, 4.75%, Maturing March 22, 2019		4,152	4,163,219
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022		5,144	5,054,031
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020		2,416	2,405,817
Penton Media, Inc.
Term Loan, 5.00%, Maturing October 3, 2019		5,599	5,571,402
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021		9,399	9,352,238
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	EUR	2,985	3,301,947
Term Loan, 4.75%, Maturing August 14, 2020		15,019	14,887,426

			$147,028,515

Radio and Television — 2.9%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020		4,095	$3,806,303
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021		6,053	5,835,718

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Block Communications, Inc.
Term Loan, 5.50%, Maturing November 7, 2021		2,129	$2,136,482
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020		40,287	34,369,792
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018		4,300	4,303,034
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 31, 2020		14,040	13,876,195
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021		2,537	2,535,505
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022		5,906	5,806,582
iHeartCommunications, Inc.
Term Loan, 6.94%, Maturing January 30, 2019		14,994	12,600,462
Term Loan, 7.69%, Maturing July 30, 2019		2,571	2,185,404
Media General, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		9,951	9,938,176
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		5,402	5,388,764
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		6,126	6,110,942
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		2,449	2,436,521
TWCC Holding Corp.
Term Loan, 5.75%, Maturing February 11, 2020		8,408	8,420,929
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		19,523	19,547,115
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020		7,767	7,725,318
Term Loan, 4.00%, Maturing March 1, 2020		8,748	8,694,200

			$155,717,442

Retailers (Except Food and Drug) — 6.5%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		20,796	$16,649,423
B&M Retail Limited
Term Loan, 3.84%, Maturing May 21, 2019	GBP	3,750	5,700,306
Term Loan, 4.34%, Maturing April 28, 2020	GBP	3,000	4,593,002
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020		6,871	6,833,708
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020		25,294	25,257,350
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019		11,370	9,683,759

31	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Dollar Tree, Inc.
Term Loan, 3.50%, Maturing July 6, 2022		19,485	$19,542,746
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019		7,489	6,435,571
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		10,171	10,220,526
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		26,767	19,975,154
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		17,800	17,354,622
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		8,716	8,737,743
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		14,785	14,800,691
Term Loan, 4.00%, Maturing January 28, 2020		8,586	8,618,439
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		37,025	36,183,183
Party City Holdings, Inc.
Term Loan, 4.25%, Maturing August 19, 2022		23,325	23,320,148
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018		1,945	1,947,431
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022		31,171	31,202,694
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		10,354	9,655,051
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		6,278	6,089,745
Pilot Travel Centers, LLC
Term Loan, 3.75%, Maturing October 3, 2021		12,697	12,776,489
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		4,248	4,205,180
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019		26,984	26,669,558
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		15,965	14,887,213
Vivarte SA
Term Loan, 11.00%, (4.00% Cash, 7.00% PIK), Maturing October 29, 2019(8)	EUR	2,979	3,341,622
Term Loan, 5.00%, (1.25% Cash, 3.75% PIK), Maturing October 29, 2020(9)	EUR	4,363	3,334,720
Wilton Brands, LLC
Term Loan, 8.50%, Maturing August 30, 2018		1,962	1,910,122

			$349,926,196

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel — 1.6%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 4.25%, Maturing June 30, 2019	77,720	$66,042,708
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	11,794	11,499,086
Neenah Foundry Company
Term Loan, 6.76%, Maturing April 26, 2017	6,071	6,010,613

		$83,552,407

Surface Transport — 0.8%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 11, 2018	9,600	$9,432,000
Term Loan, 3.75%, Maturing March 11, 2018	15,390	15,383,395
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 23, 2017(4)	426	425,265
Term Loan, 4.00%, Maturing July 31, 2022	973	971,284
Term Loan, 4.00%, Maturing July 31, 2022	3,051	3,045,107
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	18,264	15,615,470

		$44,872,521

Telecommunications — 3.8%
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	78,733	$76,457,589
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	17,153	16,959,644
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	7,531	7,448,757
SBA Senior Finance II, LLC
Term Loan, 3.25%, Maturing March 24, 2021	14,060	13,967,583
Term Loan, 3.25%, Maturing June 10, 2022	4,988	4,937,002
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	13,408	12,276,692
Term Loan, 4.00%, Maturing April 23, 2019	21,114	19,332,587
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	31,405	31,247,718
Ziggo Financing Partnership
Term Loan, 3.50%, Maturing January 15, 2022	5,415	5,335,357
Term Loan, 3.50%, Maturing January 15, 2022	8,403	8,279,330
Term Loan, 3.50%, Maturing January 15, 2022	8,906	8,774,756

		$205,017,015

32	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities — 2.9%
Calpine Construction Finance Company L.P.
Term Loan, 3.00%, Maturing May 3, 2020	7,014	$6,846,990
Term Loan, 3.25%, Maturing January 31, 2022	1,163	1,138,653
Calpine Corporation
Term Loan, 4.00%, Maturing October 9, 2019	12,707	12,738,768
Term Loan, 4.00%, Maturing October 30, 2020	3,316	3,322,735
Term Loan, 3.50%, Maturing May 27, 2022	27,456	27,193,075
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	13,928	13,887,818
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	3,000	2,999,314
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	3,728	3,737,164
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	1,008	986,906
Term Loan, 5.00%, Maturing December 19, 2021	22,745	22,261,465
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 7, 2022	1,550	1,542,250
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	18,975	15,464,989
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 20, 2021	8,038	6,470,809
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	10,648	10,488,588
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	12,450	12,459,030
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	6,438	6,409,443
Term Loan - Second Lien, 8.50%, Maturing January 15, 2022	5,500	5,431,250

		$153,379,247

Total Senior Floating-Rate Loans (identified cost $6,931,229,277)		$6,555,237,029

Corporate Bonds & Notes — 4.0%

Security	Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 0.3%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(10)	4,000	$4,126,200

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Virgin Media Secured Finance PLC
5.375%, 4/15/21(10)		4,545	$4,789,294
6.00%, 4/15/21(10)	GBP	4,658	7,615,465
5.50%, 1/15/25(10)		1,825	1,852,375

			$18,383,334

Chemicals and Plastics — 0.4%
Hexion, Inc.
6.625%, 4/15/20		24,250	$20,673,125

			$20,673,125

Containers and Glass Products — 0.4%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		20,375	$21,240,937

			$21,240,937

Ecological Services and Equipment — 0.1%
Tervita Corp.
8.00%, 11/15/18(10)		3,000	$2,220,000
9.00%, 11/15/18(10)	CAD	4,500	2,443,408

			$4,663,408

Entertainment — 0.3%
Vougeot Bidco PLC
5.201%, 7/15/20(10)(11)	EUR	6,875	$7,579,374
7.875%, 7/15/20(10)	GBP	3,500	5,740,916

			$13,320,290

Equipment Leasing — 0.0%(12)
International Lease Finance Corp.
6.75%, 9/1/16(10)		750	$779,375
7.125%, 9/1/18(10)		750	832,500

			$1,611,875

Financial Intermediaries — 0.0%(12)
First Data Corp.
6.75%, 11/1/20(10)		1,674	$1,768,163

			$1,768,163

Food Products — 0.5%
Dole Food Co., Inc.
7.25%, 5/1/19(10)		14,000	$14,084,000

33	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Iceland Bondco PLC
4.829%, 7/15/20(10)(11)	GBP	5,425	$7,338,687
6.25%, 7/15/21(10)	GBP	3,925	5,507,720

			$26,930,407

Health Care — 1.0%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		7,125	$7,285,312
5.125%, 8/1/21		13,150	13,643,125
HCA, Inc.
4.75%, 5/1/23		4,650	4,777,875
inVentiv Health, Inc.
9.00%, 1/15/18(10)		6,275	6,494,625
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	13,562,500
4.375%, 10/1/21		6,225	6,240,563

			$52,004,000

Industrial Equipment — 0.0%(12)
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(13)		186	$95,058

			$95,058

Insurance — 0.1%
Galaxy Bidco, Ltd.
5.586%, 11/15/19(10)(11)	GBP	2,500	$3,864,404

			$3,864,404

Leisure Goods / Activities / Movies — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		4,200	$4,394,040

			$4,394,040

Lodging and Casinos — 0.2%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(7)		5,550	$4,509,375
9.00%, 2/15/20(7)		2,500	2,025,000
9.00%, 2/15/20(7)		6,350	5,135,563

			$11,669,938

Security		Principal Amount* (000’s omitted)	Value

Oil and Gas — 0.1%
CITGO Petroleum Corp.
6.25%, 8/15/22(10)		6,700	$6,599,500

			$6,599,500

Radio and Television — 0.1%
iHeartCommunications, Inc.
9.00%, 12/15/19		1,709	$1,452,650
Univision Communications, Inc.
6.75%, 9/15/22(10)		3,075	3,259,500

			$4,712,150

Telecommunications — 0.2%
Matterhorn Telecom SA
3.875%, 5/1/22(10)	EUR	2,000	$2,024,786
Wind Acquisition Finance SA
5.183%, 4/30/19(10)(11)	EUR	4,825	5,360,410
6.50%, 4/30/20(10)		3,150	3,335,062

			$10,720,258

Utilities — 0.2%
Calpine Corp.
6.00%, 1/15/22(10)		2,000	$2,112,000
7.875%, 1/15/23(10)		4,538	4,895,367
5.875%, 1/15/24(10)		5,000	5,250,000

			$12,257,367

Total Corporate Bonds & Notes (identified cost $223,734,211)			$214,908,254

Asset-Backed Securities — 1.0%

Security		Principal Amount (000’s omitted)	Value
Apidos CLO XIV
Series 2013-14A, Class C1, 3.171%, 4/15/25(10)(11)		$2,400	$2,344,040
Series 2013-14A, Class D, 3.821%, 4/15/25(10)(11)		3,000	2,850,446
Series 2013-14A, Class E, 4.721%, 4/15/25(10)(11)		1,500	1,274,089
Apidos CLO XVII
Series 2014-17A, Class B, 3.165%, 4/17/26(10)(11)		3,000	2,949,627
Series 2014-17A, Class C, 3.615%, 4/17/26(10)(11)		1,500	1,398,771
Series 2014-17A, Class D, 5.065%, 4/17/26(10)(11)		1,500	1,286,407
Apidos CLO XXI
Series 2015-21A, Class D, 5.827%, 7/18/27(10)(11)		1,500	1,335,222

34	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Ares XXVIII CLO, Ltd.
Series 2013-3A, Class C1, 3.065%, 10/17/24(10)(11)	$2,000	$1,948,427
Series 2013-3A, Class D, 3.815%, 10/17/24(10)(11)	2,000	1,865,988
Series 2013-3A, Class E, 5.215%, 10/17/24(10)(11)	2,000	1,725,463
Avery Point II CLO, Ltd.
Series 2013-2A, Class C1, 3.065%, 7/17/25(10)(11)	2,000	1,957,179
Series 2013-2A, Class D, 3.765%, 7/17/25(10)(11)	1,670	1,578,049
Series 2013-2A, Class E, 4.565%, 7/17/25(10)(11)	1,670	1,422,577
Babson CLO, Ltd.
Series 2013-IA, Class C, 3.017%, 4/20/25(10)(11)	3,150	3,068,943
Series 2013-IA, Class D, 3.817%, 4/20/25(10)(11)	2,475	2,311,130
Series 2013-IA, Class E, 4.717%, 4/20/25(10)(11)	1,500	1,309,009
Birchwood Park CLO, Ltd.
Series 2014-1A, Class C1, 3.421%, 7/15/26(10)(11)	2,175	2,174,530
Series 2014-1A, Class E1, 5.421%, 7/15/26(10)(11)	2,175	1,862,937
Carlyle Global Market Strategies CLO, Ltd.
Series 2013-3A, Class B, 2.971%, 7/15/25(10)(11)	2,000	1,946,347
Series 2013-3A, Class C, 3.721%, 7/15/25(10)(11)	2,000	1,892,906
Series 2013-3A, Class D, 4.921%, 7/15/25(10)(11)	1,600	1,394,705
Madison Park Funding XII, Ltd.
Series 2014-12A, Class C, 3.417%, 7/20/26(10)(11)	1,750	1,748,685
Series 2014-12A, Class D, 3.817%, 7/20/26(10)(11)	1,750	1,645,890
Series 2014-12A, Class E, 5.417%, 7/20/26(10)(11)	1,750	1,515,747
Oak Hill Credit Partners VIII Ltd.
Series 2013-8A, Class C, 3.017%, 4/20/25(10)(11)	2,625	2,561,475
Series 2013-8A, Class D, 3.817%, 4/20/25(10)(11)	2,900	2,753,971
Octagon Investment Partners XVI Ltd.
Series 2013-1A, Class C1, 3.065%, 7/17/25(10)(11)	1,500	1,457,240
Series 2013-1A, Class D, 3.665%, 7/17/25(10)(11)	1,500	1,404,514
Series 2013-1A, Class E, 4.815%, 7/17/25(10)(11)	1,800	1,522,015

Total Asset-Backed Securities (identified cost $56,686,650)		$54,506,329

Common Stocks — 0.2%

Security	Shares	Value

Aerospace and Defense — 0.0%(12)
IAP Global Services, LLC(3)(13)(14)	168	$138,049

		$138,049

Automotive — 0.0%(12)
Dayco Products, LLC(3)(13)	48,926	$1,810,262

		$1,810,262

Security	Shares	Value

Business Equipment and Services — 0.0%(12)
Education Management Corp.(3)(13)(14)	41,829,101	$42

		$42

Investment Services — 0.0%
Safelite Realty Corp.(3)(6)(14)	20,048	$0

		$0

Lodging and Casinos — 0.1%
Affinity Gaming, LLC(3)(13)(14)	167,709	$2,096,358
Tropicana Entertainment, Inc.(13)(14)	40,751	662,204

		$2,758,562

Publishing — 0.1%
ION Media Networks, Inc.(3)(13)(14)	13,247	$5,237,467
MediaNews Group, Inc.(13)(14)	66,239	2,069,965
Nelson Education, Ltd.(3)(13)	169,215	0

		$7,307,432

Total Common Stocks (identified cost $5,368,515)		$12,014,347

Convertible Preferred Stocks — 0.0%(12)

Security	Shares	Value

Business Equipment and Services — 0.0%(12)
Education Management Corp., Series A-1(3)(13)(14)	46,544	$625,087

Total Convertible Preferred Stocks (identified cost $3,284,920)		$625,087

Warrants — 0.0%(12)

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%(12)
Vivarte Luxco(3)(13)(14)	182,939	$102,596

Total Warrants (identified cost $67,050)		$102,596

35	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Short-Term Investments — 1.8%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.20%(15)	$93,388	$93,388,348

Total Short-Term Investments (identified cost $93,388,348)		$93,388,348

Total Investments — 129.8% (identified cost $7,313,758,971)		$6,930,781,990

Less Unfunded Loan Commitments — (0.1)%		$(6,284,218)

Net Investments — 129.7% (identified cost $7,307,474,753)		$6,924,497,772

Other Assets, Less Liabilities — (29.7)%		$(1,584,466,162)

Net Assets — 100.0%		$5,340,031,610

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2015, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(5)	Includes Staunton Luxco S.C.A. ordinary shares and Staunton Topco, Ltd. ordinary shares that trade with the loan.

(6)	Restricted security (see Note 5).

(7)	Currently the issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Includes new money preferred shares that trade with the loan.

(9)	Includes Vivarte Class A preferred shares and Luxco ordinary shares that trade with the loan.
(10)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $164,379,460 or 3.1% of the Portfolio’s net assets.

(11)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(12)	Amount is less than 0.05%.

(13)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(14)	Non-income producing security.

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	3,000,000	USD	3,404,142	State Street Bank and Trust Company	11/30/15	$—	$(104,086)
USD	15,882,667	CAD	21,037,228	State Street Bank and Trust Company	11/30/15	—	(202,878)
USD	61,635,247	EUR	54,774,227	State Street Bank and Trust Company	11/30/15	1,382,580	—
USD	15,343,974	GBP	9,965,237	JPMorgan Chase Bank, N.A.	11/30/15	—	(15,911)
USD	62,011,726	EUR	55,325,131	HSBC Bank USA, N.A.	12/31/15	1,110,086	—
USD	29,283,744	GBP	19,315,180	Goldman Sachs International	12/31/15	—	(486,101)
USD	62,488,864	EUR	56,329,767	Goldman Sachs International	1/29/16	442,081	—
USD	30,475,963	GBP	19,988,301	HSBC Bank USA, N.A.	1/29/16	—	(328,860)

						$2,934,747	$(1,137,836)

36	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Portfolio of Investments — continued

Abbreviations:
DIP	–	Debtor In Possession
PIK	–	Payment In Kind
Currency Abbreviations:
CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

37	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $7,214,086,405)	$6,831,109,424
Affiliated investment, at value (identified cost, $93,388,348)	93,388,348
Cash	30,970,508
Restricted cash*	290,000
Foreign currency, at value (identified cost, $16,291,291)	16,219,429
Interest and dividends receivable	29,394,421
Interest receivable from affiliated investment	11,082
Receivable for investments sold	57,202,912
Receivable for open forward foreign currency exchange contracts	2,934,747
Prepaid upfront fees on notes payable	842,108
Prepaid expenses	271,015
Total assets	$7,062,633,994

Liabilities
Notes payable	$1,700,000,000
Payable for investments purchased	16,781,609
Payable for open forward foreign currency exchange contracts	1,137,836
Payable to affiliates:
Investment adviser fee	2,515,739
Trustees’ fees	5,667
Accrued expenses	2,161,533
Total liabilities	$1,722,602,384
Net Assets applicable to investors’ interest in Portfolio	$5,340,031,610

Sources of Net Assets
Investors’ capital	$5,721,543,028
Net unrealized depreciation	(381,511,418)
Total	$5,340,031,610

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

38	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income	$364,297,010
Dividends	694,674
Interest allocated from affiliated investment	197,899
Expenses allocated from affiliated investment	(16,285)
Total investment income	$365,173,298

Expenses
Investment adviser fee	$32,254,534
Trustees’ fees and expenses	68,000
Custodian fee	1,683,540
Legal and accounting services	568,736
Interest expense and fees	20,838,275
Miscellaneous	258,566
Total expenses	$55,671,651
Deduct —
Reduction of custodian fee	$181
Total expense reductions	$181

Net expenses	$55,671,470

Net investment income	$309,501,828

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(44,748,845)
Investment transactions allocated from affiliated investment	201
Foreign currency and forward foreign currency exchange contract transactions	41,831,521
Net realized loss	$(2,917,123)
Change in unrealized appreciation (depreciation) —
Investments	$(250,490,611)
Foreign currency and forward foreign currency exchange contracts	(9,256,876)
Net change in unrealized appreciation (depreciation)	$(259,747,487)

Net realized and unrealized loss	$(262,664,610)

Net increase in net assets from operations	$46,837,218

39	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$309,501,828	$356,814,864
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	(2,917,123)	16,346,975
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(259,747,487)	(162,692,528)
Net increase in net assets from operations	$46,837,218	$210,469,311
Capital transactions —
Contributions	$701,772,281	$923,766,018
Withdrawals	(1,906,328,481)	(1,750,161,361)
Net decrease in net assets from capital transactions	$(1,204,556,200)	$(826,395,343)

Net decrease in net assets	$(1,157,718,982)	$(615,926,032)

Net Assets
At beginning of year	$6,497,750,592	$7,113,676,624
At end of year	$5,340,031,610	$6,497,750,592

40	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2015
Net increase in net assets from operations	$46,837,218
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(2,120,582,339)
Investments sold and principal repayments	3,188,421,432
Decrease in short-term investments, net	15,650,563
Net amortization/accretion of premium (discount)	(2,706,843)
Amortization of prepaid upfront fees on notes payable	1,407,892
Decrease in restricted cash	1,510,000
Decrease in interest and dividends receivable	3,076,346
Decrease in interest receivable from affiliated investment	10,985
Decrease in receivable for open forward foreign currency exchange contracts	6,416,642
Decrease in prepaid expenses	18,378
Decrease in payable for cash collateral due to brokers	(1,800,000)
Increase in payable for open forward foreign currency exchange contracts	1,137,836
Decrease in payable to affiliate for investment adviser fee	(473,039)
Increase in payable to affiliate for Trustees’ fees	1
Decrease in accrued expenses	(149,445)
Decrease in unfunded loan commitments	(22,356,226)
Net change in unrealized (appreciation) depreciation from investments	250,490,611
Net realized loss from investments	44,748,845
Net cash provided by operating activities	$1,411,658,857

Cash Flows From Financing Activities
Proceeds from capital contributions	$701,772,281
Payments for capital withdrawals	(1,906,328,481)
Payment of prepaid upfront fees on notes payable	(2,250,000)
Proceeds from notes payable	850,000,000
Repayments of notes payable	(1,050,000,000)
Net cash used in financing activities	$(1,406,806,200)

Net increase in cash*	$4,852,657

Cash at beginning of year(1)	$42,337,280

Cash at end of year(1)	$47,189,937

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$21,816,067

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(63,048).

(1)	Balance includes foreign currency, at value.

41	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(1)	0.58%	0.55%	0.52%	0.61%	0.65%
Interest and fee expense	0.34%	0.27%	0.22%	0.34%	0.39%
Total expenses	0.92%	0.82%	0.74%	0.95%	1.04%
Net investment income	5.09%	4.80%	4.97%	5.73%	5.31%
Portfolio Turnover	27%	38%	29%	37%	59%

Total Return	0.72%	2.84%	6.25%	9.94%	5.54%

Net assets, end of year (000’s omitted)	$5,340,032	$6,497,751	$7,113,677	$3,241,781	$1,645,880

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

42	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Short Duration Government Income Fund and Eaton Vance Short Duration Real Return Fund held an interest of 95.5%, 3.9%, less than 0.5% and less than 0.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a

43

Senior Debt Portfolio

October 31, 2015

Notes to Financial Statements — continued

consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

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Senior Debt Portfolio

October 31, 2015

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, 0.40% over $2 billion up to and including $7 billion, 0.3875% over $7 billion up to and including $10 billion and 0.375% over $10 billion, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended October 31, 2015, the Portfolio’s investment adviser fee totaled $32,254,534 or 0.53% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,062,308,765 and $3,115,833,637, respectively, for the year ended October 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,307,764,850

Gross unrealized appreciation	$22,873,562
Gross unrealized depreciation	(406,140,640)

Net unrealized depreciation	$(383,267,078)

5  Restricted Securities

At October 31, 2015, the Portfolio owned the following securities (representing 0.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Safelite Realty Corp.	9/29/00 - 11/10/00	20,048	$0	$0

Total Common Stocks			$0	$0

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

45

Senior Debt Portfolio

October 31, 2015

Notes to Financial Statements — continued

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit related contingent features in a net liability positon was $1,137,836. At October 31, 2015, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$2,934,747	$(1,137,836)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(1)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$442,081	$(442,081)	$—	$—	$—
HSBC Bank USA, N.A.	1,110,086	(328,860)	(781,226)	—	—
State Street Bank and Trust Company	1,382,580	(306,964)	(1,075,616)	—	—

	$2,934,747	$(1,077,905)	$(1,856,842)	$—	$—

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Senior Debt Portfolio

October 31, 2015

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(486,101)	$442,081	$—	$—	$(44,020)
HSBC Bank USA, N.A.	(328,860)	328,860	—	—	—
JPMorgan Chase Bank, N.A.	(15,911)	—	—	—	(15,911)
State Street Bank and Trust Company	(306,964)	306,964	—	—	—

	$(1,137,836)	$1,077,905	$—	$—	$(59,931)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$42,946,809	$(7,554,478)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was approximately $336,888,000.

7  Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended (the Agreement) with conduit lenders and direct bank lender(s) that allows it to borrow up to $2.25 billion ($2.5 billion prior to March 17, 2015) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate above the conduits’ commercial paper issuance rate or LIBOR and is payable monthly. Under the terms of the Agreement, in effect through March 15, 2016, the Portfolio also pays a program fee of 0.67% (0.80% prior to March 17, 2015) per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 50% of the total facility size) per annum on the amount of the facility. Program and liquidity fees for the year ended October 31, 2015 totaled $15,439,688 and are included in interest expense in the Statement of Operations. In connection with the renewal of the Agreement on March 17, 2015, the Portfolio paid an upfront fee of $2,250,000, which is being amortized to interest expense through March 15, 2016. The unamortized balance at October 31, 2015 is $842,108 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. At October 31, 2015, the Portfolio had borrowings outstanding under the Agreement of $1,700,000,000 at an interest rate of 0.32%. The carrying amount of the borrowings at October 31, 2015 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2015. For the year ended October 31, 2015, the average borrowings under the Agreement and the average interest rate (excluding fees) were $1,620,616,438 and 0.25%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

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Senior Debt Portfolio

October 31, 2015

Notes to Financial Statements — continued

9  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$6,514,237,284	$34,715,527	$6,548,952,811
Corporate Bonds & Notes	—	214,813,196	95,058	214,908,254
Asset-Backed Securities	—	54,506,329	—	54,506,329
Common Stocks	662,204	2,069,965	9,282,178	12,014,347
Convertible Preferred Stocks	—	—	625,087	625,087
Warrants	—	—	102,596	102,596
Short-Term Investments	—	93,388,348	—	93,388,348

Total Investments	$662,204	$6,879,015,122	$44,820,446	$6,924,497,772

Forward Foreign Currency Exchange Contracts	$—	$2,934,747	$—	$2,934,747

Total	$662,204	$6,881,949,869	$44,820,446	$6,927,432,519

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,137,836)	$—	$(1,137,836)

Total	$—	$(1,137,836)	$—	$(1,137,836)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

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Senior Debt Portfolio

October 31, 2015

Notes to Financial Statements — continued

11  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $6,405,000 (equal to 0.12% of net assets at October 31, 2015). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Portfolio as incurred.

49

Senior Debt Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2015

50

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

51

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of the Portfolio	1996	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

52

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2015

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

53

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

54

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Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232 10.31.15

Eaton Vance Floating-Rate & High Income Fund Annual Report October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Floating-Rate & High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20 and 49

Federal Tax Information	21

Management and Organization	50

Important Notices	53

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the fiscal year ended October 31, 2015, the U.S. floating-rate loan market experienced declining loan prices that partially offset interest income and thus detracted from total returns. As a result, the S&P/LSTA Leveraged Loan Index,2 a loan market barometer, returned 0.48% for the 12-month period.

The period was dominated by risk-averse sentiment among investors. Slowing growth in China, declining prices for oil and other commodities, weakness in the global economic recovery and uncertainty around the Federal Reserve’s expected rate hike all dragged on returns of most asset classes across the capital markets, including floating-rate loans.

Loan prices edged lower in the secondary market as retail investors exited loan-focused investments. Further downward pressure on loan prices came from high-yield bond funds that sold floating-rate loan holdings to cover redemptions. Meanwhile, institutional loan investors generally stayed the course, with strong demand exhibited in both collateralized loan obligations and traditional institutional channels.

Performance trends within the loan market were bifurcated in a number of ways during the period. Loans in industries affected by declining commodity prices — including oil & gas, metals & mining and utilities — were among the worst performing loans during the period. Meanwhile, investor preference for quality showcased itself in credit tier performance, with higher-quality loans generally outperforming lower-rated issues.

With the U.S. economy continuing its uneven but gradual recovery, healthy corporate fundamentals kept the default rate fairly benign during the period. The default rate, a measure of corporate health and credit risk in the market, was 1.32%, well below the market’s 10-year average of 3.16%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Floating-Rate & High Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 0.10%, underperforming its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which returned 0.48% for the same period. The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

The Fund has historically tended to overweight higher-rated loans relative to the Index. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance versus the Index in times when lower-rated loans perform well. By contrast, the strategy may aid relative returns versus the Index in times when higher-rated loans perform well, such as that experienced over the course of the period.

For the 12-month period, BB-rated6 loans in the Index returned 3.10%, B-rated loans in the Index returned 0.62%, CCC-rated loans in the Index returned -2.75% and D-rated (defaulted) loans in the Index returned -43.48%. The negative performance of the D category was due in large part to the continued decline of the defaulted loan issued by Energy Future Holdings (“EFH”), a major Index component that defaulted during the Fund’s previous fiscal year but was not held by the Fund. Across the ratings tiers, the Fund’s overweight to higher-quality BB and B-rated loans, two ratings categories that outperformed the overall Index during the period, and underweight to poorly performing CCC and D-rated loans, helped Fund performance versus the Index. The Fund’s lack of exposure to the defaulted EFH loan was the largest individual contributor to performance versus the Index.

The Fund’s exposure to high-yield bonds, which are not included in the Index, also contributed to Fund performance versus the Index. Although as an asset class high-yield bonds underperformed loans during the period, security selection in the Fund’s high-yield allocation contributed to Fund performance versus the Index.

In contrast, a headwind related to issuer size detracted from Fund performance versus the Index. As the period was marked by heightened volatility and risk aversion by retail investors, more widely held and actively traded issues took the brunt of selling pressure from investors exiting the asset class. As these loans tend to be issued by the larger and more durable companies that the Fund has tended to favor, positioning in larger loans was a relative detractor to Fund performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Michael W. Weilheimer, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	09/07/2000	09/07/2000	0.15%	3.94%	3.97%
Class A at NAV	05/07/2003	09/07/2000	0.10	3.92	3.96
Class A with 2.25% Maximum Sales Charge	—	—	–2.18	3.45	3.72
Class B at NAV	09/05/2000	09/05/2000	–0.59	3.16	3.19
Class B with 5% Maximum Sales Charge	—	—	–5.40	2.81	3.19
Class C at NAV	09/05/2000	09/05/2000	–0.60	3.14	3.18
Class C with 1% Maximum Sales Charge	—	—	–1.56	3.14	3.18
Class I at NAV	09/15/2000	09/15/2000	0.29	4.17	4.21
S&P/LSTA Leveraged Loan Index	—	—	0.48%	4.14%	4.61%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
	1.10%	1.10%	1.85%	1.85%	0.85%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2005	$14,757	N.A.
Class B	$10,000	10/31/2005	$13,691	N.A.
Class C	$10,000	10/31/2005	$13,680	N.A.
Class I	$250,000	10/31/2005	$377,671	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Fund Profile5

Asset Allocation (% of net assets)

Credit Quality (% of bonds, loans and asset-backed securities)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]

Fund invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Credit Quality is shown as a percentage of Eaton Vance Floating Rate Portfolio’s bond, loan and asset-backed securities holdings.

[6]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$980.90	$5.09	1.02%
Class A	$1,000.00	$980.20	$4.99	1.00%
Class B	$1,000.00	$977.10	$8.77	1.76%
Class C	$1,000.00	$976.00	$8.82	1.77%
Class I	$1,000.00	$981.00	$3.84	0.77%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.10	$5.19	1.02%
Class A	$1,000.00	$1,020.20	$5.09	1.00%
Class B	$1,000.00	$1,016.30	$8.94	1.76%
Class C	$1,000.00	$1,016.30	$9.00	1.77%
Class I	$1,000.00	$1,021.30	$3.92	0.77%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $1,262,318,684)	$1,163,707,008
Investment in High Income Opportunities Portfolio, at value (identified cost, $293,578,591)	289,445,234
Receivable for Fund shares sold	1,293,168
Total assets	$1,454,445,410

Liabilities
Payable for Fund shares redeemed	$6,318,496
Distributions payable	843,991
Payable to affiliates:
Administration fee	189,993
Distribution and service fees	269,732
Trustees’ fees	42
Accrued expenses	287,193
Total liabilities	$7,909,447
Net Assets	$1,446,535,963

Sources of Net Assets
Paid-in capital	$1,671,152,333
Accumulated net realized loss from Portfolios	(120,867,424)
Accumulated distributions in excess of net investment income	(1,003,913)
Net unrealized depreciation from Portfolios	(102,745,033)
Total	$1,446,535,963

Advisers Class Shares
Net Assets	$173,352,486
Shares Outstanding	20,276,230
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.55

Class A Shares
Net Assets	$343,733,930
Shares Outstanding	37,795,049
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.09
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.30

Class B Shares
Net Assets	$3,612,082
Shares Outstanding	422,951
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.54

Class C Shares
Net Assets	$175,557,717
Shares Outstanding	20,575,398
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.53

Class I Shares
Net Assets	$750,279,748
Shares Outstanding	87,706,288
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.55

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income allocated from Portfolios	$90,691,049
Dividends allocated from Portfolios	474,601
Expenses allocated from Portfolios	(9,821,711)
Total investment income from Portfolios	$81,343,939

Expenses
Administration fee	$2,692,140
Distribution and service fees
Advisers Class	501,252
Class A	1,389,293
Class B	47,356
Class C	1,886,392
Trustees’ fees and expenses	500
Custodian fee	66,362
Transfer and dividend disbursing agent fees	1,637,749
Legal and accounting services	64,102
Printing and postage	296,989
Registration fees	146,728
Miscellaneous	26,133
Total expenses	$8,754,996

Net investment income	$72,588,943

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$(16,057,412)
Swap contracts	21,886
Foreign currency and forward foreign currency exchange contract transactions	8,925,498
Net realized loss	$(7,110,028)
Change in unrealized appreciation (depreciation) —
Investments	$(62,045,723)
Swap contracts	(87,506)
Foreign currency and forward foreign currency exchange contracts	(1,802,819)
Net change in unrealized appreciation (depreciation)	$(63,936,048)

Net realized and unrealized loss	$(71,046,076)

Net increase in net assets from operations	$1,542,867

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$72,588,943	$92,656,503
Net realized gain (loss) from investment transactions, securities sold short, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(7,110,028)	6,710,919
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(63,936,048)	(40,089,061)
Net increase in net assets from operations	$1,542,867	$59,278,361
Distributions to shareholders —
From net investment income
Advisers Class	$(7,848,161)	$(11,124,208)
Class A	(22,087,539)	(42,611,666)
Class B	(150,997)	(217,696)
Class C	(6,017,313)	(6,811,671)
Class I	(35,102,992)	(37,216,328)
Tax return of capital
Advisers Class	(265,387)	(31,468)
Class A	(666,231)	(121,562)
Class B	(5,087)	(605)
Class C	(208,269)	(19,389)
Class I	(1,203,854)	(111,485)
Total distributions to shareholders	$(73,555,830)	$(98,266,078)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$32,248,576	$94,223,470
Class A	129,527,673	292,569,846
Class B	52,603	248,947
Class C	13,633,505	30,173,960
Class I	259,476,982	554,578,816
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	8,072,634	11,097,486
Class A	22,052,800	41,815,676
Class B	142,585	192,815
Class C	4,883,451	5,229,249
Class I	28,271,911	29,759,328
Cost of shares redeemed
Advisers Class	(100,504,394)	(170,279,698)
Class A	(744,612,607)	(542,378,053)
Class B	(1,041,705)	(1,401,718)
Class C	(39,287,933)	(53,069,306)
Class I	(465,178,195)	(391,791,795)
Net asset value of shares exchanged
Class A	1,176,160	1,085,879
Class B	(1,176,160)	(1,085,879)
Net decrease in net assets from Fund share transactions	$(852,262,114)	$(99,030,977)

Net decrease in net assets	$(924,275,077)	$(138,018,694)

Net Assets
At beginning of year	$2,370,811,040	$2,508,829,734
At end of year	$1,446,535,963	$2,370,811,040

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(1,003,913)	$(1,279,141)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.890	$9.030	$8.920	$8.650	$8.700

Income (Loss) From Operations
Net investment income(1)	$0.351	$0.325	$0.354	$0.405	$0.384
Net realized and unrealized gain (loss)	(0.335)	(0.120)	0.116	0.272	(0.034)

Total income from operations	$0.016	$0.205	$0.470	$0.677	$0.350

Less Distributions
From net investment income	$(0.344)	$(0.344)	$(0.360)	$(0.407)	$(0.384)
Tax return of capital	(0.012)	(0.001)	—	—	(0.016)

Total distributions	$(0.356)	$(0.345)	$(0.360)	$(0.407)	$(0.400)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$8.550	$8.890	$9.030	$8.920	$8.650

Total Return(4)	0.15%	2.29%	5.36%	8.01%	4.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$173,352	$241,333	$310,392	$201,735	$187,220
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.07%	1.10%	1.07%	1.07%	1.09%
Net investment income	4.00%	3.60%	3.93%	4.62%	4.38%
Portfolio Turnover of the Fund(7)	5%	8%	2%	15%	20%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.460	$9.610	$9.490	$9.200	$9.260

Income (Loss) From Operations
Net investment income(1)	$0.379	$0.346	$0.368	$0.432	$0.405
Net realized and unrealized gain (loss)	(0.368)	(0.130)	0.135	0.291	(0.041)

Total income from operations	$0.011	$0.216	$0.503	$0.723	$0.364

Less Distributions
From net investment income	$(0.368)	$(0.365)	$(0.383)	$(0.433)	$(0.407)
Tax return of capital	(0.013)	(0.001)	—	—	(0.017)

Total distributions	$(0.381)	$(0.366)	$(0.383)	$(0.433)	$(0.424)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$9.090	$9.460	$9.610	$9.490	$9.200

Total Return(4)	0.10%	2.27%	5.38%	8.04%	3.97%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$343,734	$958,981	$1,181,582	$386,870	$478,213
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.07%	1.10%	1.07%	1.07%	1.10%
Net investment income	4.06%	3.61%	3.84%	4.63%	4.36%
Portfolio Turnover of the Fund(7)	5%	8%	2%	15%	20%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.880	$9.020	$8.910	$8.640	$8.690

Income (Loss) From Operations
Net investment income(1)	$0.285	$0.258	$0.293	$0.337	$0.319
Net realized and unrealized gain (loss)	(0.335)	(0.121)	0.109	0.272	(0.033)

Total income (loss) from operations	$(0.050)	$0.137	$0.402	$0.609	$0.286

Less Distributions
From net investment income	$(0.280)	$(0.276)	$(0.292)	$(0.339)	$(0.322)
Tax return of capital	(0.010)	(0.001)	—	—	(0.014)

Total distributions	$(0.290)	$(0.277)	$(0.292)	$(0.339)	$(0.336)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$8.540	$8.880	$9.020	$8.910	$8.640

Total Return(4)	(0.59)%	1.52%	4.57%	7.18%	3.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,612	$5,802	$7,949	$11,026	$18,615
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.82%	1.85%	1.82%	1.83%	1.84%
Net investment income	3.25%	2.86%	3.26%	3.85%	3.64%
Portfolio Turnover of the Fund(7)	5%	8%	2%	15%	20%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.880	$9.010	$8.900	$8.630	$8.690

Income (Loss) From Operations
Net investment income(1)	$0.285	$0.257	$0.289	$0.338	$0.317
Net realized and unrealized gain (loss)	(0.346)	(0.110)	0.113	0.273	(0.041)

Total income (loss) from operations	$(0.061)	$0.147	$0.402	$0.611	$0.276

Less Distributions
From net investment income	$(0.279)	$(0.276)	$(0.292)	$(0.341)	$(0.322)
Tax return of capital	(0.010)	(0.001)	—	—	(0.014)

Total distributions	$(0.289)	$(0.277)	$(0.292)	$(0.341)	$(0.336)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$8.530	$8.880	$9.010	$8.900	$8.630

Total Return(4)	(0.60)%	1.52%	4.58%	7.21%	3.19%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$175,558	$203,671	$224,682	$205,425	$211,581
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.82%	1.85%	1.82%	1.82%	1.84%
Net investment income	3.25%	2.86%	3.22%	3.87%	3.63%
Portfolio Turnover of the Fund(7)	5%	8%	2%	15%	20%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.900	$9.040	$8.930	$8.660	$8.710

Income (Loss) From Operations
Net investment income(1)	$0.373	$0.348	$0.373	$0.427	$0.404
Net realized and unrealized gain (loss)	(0.345)	(0.120)	0.120	0.273	(0.033)

Total income from operations	$0.028	$0.228	$0.493	$0.700	$0.371

Less Distributions
From net investment income	$(0.365)	$(0.367)	$(0.383)	$(0.430)	$(0.404)
Tax return of capital	(0.013)	(0.001)	—	—	(0.017)

Total distributions	$(0.378)	$(0.368)	$(0.383)	$(0.430)	$(0.421)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$8.550	$8.900	$9.040	$8.930	$8.660

Total Return(4)	0.29%	2.54%	5.62%	8.28%	4.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$750,280	$961,024	$784,225	$328,045	$234,483
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.82%	0.85%	0.82%	0.82%	0.84%
Net investment income	4.25%	3.86%	4.14%	4.87%	4.61%
Portfolio Turnover of the Fund(7)	5%	8%	2%	15%	20%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2015 were as follows: Eaton Vance Floating Rate Portfolio (11.7%) and High Income Opportunities Portfolio (22.5%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

Additional valuation policies for High Income Opportunities Portfolio (the Portfolio) are as follows:

Derivatives. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an

15

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Notes to Financial Statements — continued

express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$71,207,002	$97,981,569
Tax return of capital	$2,348,828	$284,509

During the year ended October 31, 2015, accumulated net realized loss was decreased by $1,823,737, accumulated undistributed net investment income was decreased by $1,106,713 and paid-in capital was decreased by $717,024 due to due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, tax straddle transactions, premium amortization, accretion of market discount, defaulted bond interest, investments in partnerships and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(103,002,809)
Net unrealized depreciation	$(120,769,570)
Other temporary differences	$(843,991)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, swap contracts, investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount and defaulted bond interest.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $93,696,783 and deferred capital losses of $9,306,026 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($53,148,653), October 31, 2017 ($19,014,413), October 31, 2018 ($16,335,693) and October 31, 2019 ($5,198,024) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2015, $9,306,026 are long-term.

16

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Notes to Financial Statements — continued

3  Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2015, the administration fee amounted to $2,692,140. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements. For the year ended October 31, 2015, the Fund’s allocated portion of advisor fees paid by the Portfolios amounted to $8,795,722 or 0.49% of the Fund’s average daily net assets.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $19,783 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $9,056 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $501,252 for Advisers Class shares and $1,389,293 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $35,510 and $1,414,695 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $11,846 and $471,697 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $6,000, $6,000 and $8,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$75,440,234	$928,588,978
High Income Opportunities Portfolio	15,993,527	98,023,157

17

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2015	2014

Sales	3,668,106	10,448,341
Issued to shareholders electing to receive payments of distributions in Fund shares	920,134	1,231,990
Redemptions	(11,447,964)	(18,907,169)

Net decrease	(6,859,724)	(7,226,838)

	Year Ended October 31,
Class A	2015	2014

Sales	13,834,699	30,496,206
Issued to shareholders electing to receive payments of distributions in Fund shares	2,361,415	4,365,977
Redemptions	(79,899,696)	(56,586,362)
Exchange from Class B shares	125,508	113,513

Net decrease	(63,578,074)	(21,610,666)

	Year Ended October 31,
Class B	2015	2014

Sales	6,094	27,613
Issued to shareholders electing to receive payments of distributions in Fund shares	16,264	21,434
Redemptions	(118,973)	(155,970)
Exchange to Class A shares	(133,637)	(120,859)

Net decrease	(230,252)	(227,782)

	Year Ended October 31,
Class C	2015	2014

Sales	1,551,761	3,351,651
Issued to shareholders electing to receive payments of distributions in Fund shares	558,094	582,020
Redemptions	(4,483,087)	(5,910,426)

Net decrease	(2,373,232)	(1,976,755)

	Year Ended October 31,
Class I	2015	2014

Sales	29,461,235	61,527,484
Issued to shareholders electing to receive payments of distributions in Fund shares	3,221,805	3,304,736
Redemptions	(52,976,023)	(43,599,967)

Net increase (decrease)	(20,292,983)	21,232,253

18

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015 and October 31, 2014, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

19

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate & High Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

20

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

21

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments

Senior Floating-Rate Loans — 92.6%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.7%
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)		5,347	$4,927,918
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		7,306	5,844,404
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019		63,293	58,334,722
TransDigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020		66,400	65,684,233
Term Loan, 3.75%, Maturing June 4, 2021		34,464	34,048,324

			$168,839,601

Automotive — 2.7%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.94%, Maturing April 27, 2020		13,671	$13,692,406
Allison Transmission, Inc.
Term Loan, 3.50%, Maturing August 23, 2019		13,586	13,617,368
Chrysler Group, LLC
Term Loan, 3.25%, Maturing December 31, 2018		14,250	14,215,755
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021		15,301	15,189,723
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019		19,924	19,911,662
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021		55,389	50,784,581
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.75%, Maturing April 30, 2019		55,854	56,051,053
Horizon Global Corporation
Term Loan, 7.00%, Maturing May 11, 2022		6,123	5,969,437
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021		30,372	30,260,336
Remy International, Inc.
Term Loan, 5.25%, Maturing March 5, 2020		5,117	5,124,584
Schaeffler AG
Term Loan, 4.25%, Maturing May 15, 2020		2,213	2,223,217
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	EUR	10,025	10,886,194
Term Loan, 4.50%, Maturing June 30, 2022		15,100	15,005,625
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020		20,161	20,026,225

			$272,958,166

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	11,923	$11,296,569
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	3,000	2,835,000

		$14,131,569

Brokerage / Securities Dealers / Investment Houses — 0.1%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	4,239	$4,242,025
Salient Partners L.P.
Term Loan, 7.50%, Maturing May 19, 2021	9,974	9,774,275

		$14,016,300

Building and Development — 1.6%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	17,937	$17,858,956
Auction.com, LLC
Term Loan, 6.00%, Maturing May 8, 2022	13,010	12,912,053
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	15,833	15,724,287
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	9,975	9,898,631
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	25,517	24,071,264
Headwaters, Inc.
Term Loan, 4.50%, Maturing March 24, 2022	2,469	2,482,700
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	13,770	13,614,816
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	5,778	5,770,416
Term Loan - Second Lien, 7.00%, Maturing March 26, 2021	1,547	1,552,204
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	18,531	18,420,990
Realogy Corporation
Term Loan, 4.45%, Maturing October 10, 2016	275	271,940
Term Loan, 3.75%, Maturing March 5, 2020	18,840	18,849,183
Summit Materials Companies I, LLC
Term Loan, 4.25%, Maturing July 17, 2022	7,756	7,753,143
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	6,260	6,251,737

		$155,432,320

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 7.8%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021		46,907	$45,754,005
AlixPartners, LLP
Term Loan, 4.50%, Maturing July 28, 2022		7,675	7,675,959
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		30,205	27,109,248
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		7,919	7,345,138
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		17,399	16,912,987
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		17,280	17,160,809
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020		13,780	12,712,037
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		17,902	17,868,361
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022		3,541	3,547,765
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		36,417	31,743,784
Education Management, LLC
Revolving Loan, 2.09%, Maturing July 2, 2020(3)(4)		9,764	4,358,467
Term Loan, 5.50%, Maturing July 2, 2020(3)		5,464	2,512,279
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020(3)		9,566	2,362,828
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		61,547	61,585,621
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		18,022	17,939,617
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 7, 2020		12,870	12,841,317
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		2,026	1,978,279
Term Loan, 4.00%, Maturing November 6, 2020		15,103	14,744,435
Term Loan, 4.75%, Maturing November 6, 2020	CAD	11,397	8,508,964
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		23,419	23,411,943
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		37,587	37,466,525
Term Loan, 3.75%, Maturing March 17, 2021	EUR	39	43,290
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		17,768	17,821,735
ION Trading Finance Ltd.
Term Loan, 4.25%, Maturing June 10, 2021		5,950	5,920,250
Term Loan, 4.50%, Maturing June 10, 2021	EUR	20,115	22,185,824

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		22,033	$22,060,940
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		55,175	55,163,496
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		30,494	30,936,910
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019		14,443	11,644,644
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018		6,736	6,705,795
Term Loan, 4.50%, Maturing April 2, 2022		5,397	5,375,760
National CineMedia, LLC
Term Loan, 2.94%, Maturing November 26, 2019		1,658	1,649,470
Nuance Communications, Inc.
Term Loan, 2.94%, Maturing August 7, 2019		6,843	6,797,600
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020		8,686	8,683,361
RCS Capital Corporation
Term Loan, 7.50%, Maturing April 29, 2019		27,951	26,553,604
Term Loan - Second Lien, 11.50%, Maturing April 29, 2021		1,500	1,380,000
Sensus USA, Inc.
Term Loan, 4.50%, Maturing May 9, 2017		1,897	1,892,147
Term Loan - Second Lien, 8.50%, Maturing May 9, 2018		10,000	9,925,000
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		36,682	36,736,829
SunGard Data Systems, Inc.
Term Loan, 4.00%, Maturing March 8, 2020		86,355	86,398,189
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		14,007	13,977,792
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021		18,858	18,755,349
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022		576	576,046
Term Loan, 4.25%, Maturing May 14, 2022		3,289	3,289,266

			$770,013,665

Cable and Satellite Television — 1.4%
Charter Communications Operating, LLC
Term Loan, 3.50%, Maturing January 24, 2023		26,050	$26,058,154
Neptune Finco Corp.
Term Loan, 5.00%, Maturing October 9, 2022		45,750	45,961,594
Numericable Group SA
Term Loan, 4.00%, Maturing July 29, 2022	EUR	5,225	5,691,089

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023		34,565	$34,365,573
Term Loan, 4.25%, Maturing June 30, 2023	GBP	8,575	13,066,373
Ziggo B.V.
Term Loan, 3.75%, Maturing January 15, 2022	EUR	2,327	2,523,482
Term Loan, 3.75%, Maturing January 15, 2022	EUR	3,612	3,917,147
Term Loan, 3.75%, Maturing January 15, 2022	EUR	6,537	7,090,105

			$138,673,517

Chemicals and Plastics — 4.7%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		8,604	$8,622,361
Term Loan, 4.75%, Maturing October 4, 2019	EUR	6,327	6,956,958
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		4,464	4,473,735
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		3,933	3,918,675
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		57,558	57,485,830
Term Loan, 4.00%, Maturing February 1, 2020	EUR	940	1,036,594
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021		10,908	10,912,988
Chemours Company (The)
Revolving Loan, Maturing May 12, 2020(2)		5,000	4,508,000
Term Loan, 3.75%, Maturing May 12, 2022		12,900	11,782,019
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 4, 2021		6,352	6,296,420
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		8,465	8,433,638
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		2,826	2,802,546
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		17,097	17,008,315
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		7,382	7,378,573
Huntsman International, LLC
Term Loan, 3.75%, Maturing October 1, 2021		29,775	29,427,615
Ineos Finance, PLC
Term Loan, 4.25%, Maturing March 31, 2022	EUR	5,622	6,060,244
Ineos Group Holdings S.A.
Term Loan, 4.00%, Maturing December 15, 2020	EUR	16,247	17,457,856
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		50,149	49,699,293
Term Loan, 4.25%, Maturing March 31, 2022		9,054	8,952,614

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		8,151	$7,441,749
MacDermid, Inc.
Term Loan, 4.50%, Maturing June 7, 2020		30,772	29,848,781
Term Loan, 4.75%, Maturing June 7, 2020		8,089	7,813,352
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021		20,437	20,420,387
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		8,910	8,932,275
OXEA Finance & Cy S.C.A.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	4,900	5,227,602
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		11,024	10,610,421
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		4,000	3,610,000
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		18,887	18,859,955
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		5,148	5,074,801
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		1,035	1,035,328
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		5,863	5,866,858
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020		7,011	6,965,504
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		4,190	4,169,864
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing March 19, 2020		34,534	31,851,784
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		33,750	33,267,848
Zep, Inc.
Term Loan, 5.75%, Maturing June 27, 2022		4,339	4,322,853

			$468,533,636

Clothing / Textiles — 0.2%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		20,425	$19,646,297

			$19,646,297

Conglomerates — 0.3%
Bestway UK Holdco Limited
Term Loan, 5.26%, Maturing October 6, 2021	GBP	276	$425,334

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates (continued)
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		34,016	$26,362,155

			$26,787,489

Containers and Glass Products — 2.0%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		40,556	$40,262,992
Term Loan, 3.75%, Maturing January 6, 2021		37,485	37,499,205
Term Loan, 4.00%, Maturing October 1, 2022		13,400	13,440,950
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		32,331	32,398,032
Onex Wizard US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022		9,594	9,605,456
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018		37,990	38,094,695
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		3,356	3,343,112
Verallia
Term Loan, Maturing July 24, 2022(2)	EUR	20,775	22,947,216

			$197,591,658

Cosmetics / Toiletries — 0.8%
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022		19,000	$18,614,072
Prestige Brands, Inc.
Term Loan, 3.50%, Maturing September 3, 2021		4,743	4,750,954
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		7,123	7,128,561
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		45,403	44,003,423

			$74,497,010

Drugs — 1.5%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		19,626	$19,634,214
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		20,515	20,140,908
Term Loan, 4.50%, Maturing March 11, 2021	EUR	2,049	2,257,195
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022		33,225	32,755,697
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing December 11, 2019		25,785	24,186,298
Term Loan, 3.75%, Maturing August 5, 2020		4,939	4,602,897
Term Loan, 4.00%, Maturing April 1, 2022		49,088	45,739,861

			$149,317,070

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		40,080	$39,645,371
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		15,240	14,935,375

			$54,580,746

Electronics / Electrical — 9.4%
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021		27,483	$20,062,274
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021		51,351	51,397,432
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021		13,621	13,553,334
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021		5,816	5,808,980
CommScope, Inc.
Term Loan, 3.75%, Maturing December 29, 2022		11,825	11,828,701
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020		34,266	27,127,575
Dell International, LLC
Term Loan, 4.00%, Maturing April 29, 2020		70,049	70,131,822
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022		3,691	3,692,289
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021		6,378	6,362,478
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020		17,889	17,263,109
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020		11,704	11,635,502
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020		10,550	10,549,687
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021		59,456	59,627,074
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022		13,562	13,493,964
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020		8,379	8,169,813
Term Loan, 3.75%, Maturing June 3, 2020		94,883	92,524,401
Term Loan, 4.00%, Maturing June 3, 2020	EUR	4,775	5,145,767
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022		28,525	28,254,611
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021		7,438	6,879,803

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	9,776	$9,812,911
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	21,470	21,463,301
Term Loan, 5.25%, Maturing November 19, 2021	22,434	22,441,924
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	57,759	57,823,527
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	19,116	18,967,057
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020	24,953	24,682,613
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	6,555	6,526,354
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	15,925	15,460,423
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022	4,550	4,390,750
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	10,024	10,045,688
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	4,250	4,246,460
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	90,720	83,122,389
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	42,255	35,335,910
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	8,925	8,925,000
SS&C Technologies, Inc.
Term Loan, 4.00%, Maturing July 8, 2022	3,580	3,595,578
Term Loan, 4.00%, Maturing July 8, 2022	23,139	23,238,090
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	15,998	16,037,494
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	14,505	14,215,216
Sybil Software, LLC
Term Loan, 4.25%, Maturing March 20, 2020	13,481	13,464,170
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	22,324	22,349,795
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	22,351	22,331,948

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	28,204	$28,432,736

		$930,417,950

Financial Intermediaries — 3.9%
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	12,779	$12,666,716
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	6,200	6,122,500
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	28,124	28,205,564
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	13,590	13,492,623
First Data Corporation
Term Loan, 3.70%, Maturing March 24, 2017	1,000	999,996
Term Loan, 3.70%, Maturing March 24, 2018	40,518	40,285,388
Term Loan, 3.70%, Maturing September 24, 2018	41,428	41,208,341
Term Loan, 3.95%, Maturing July 8, 2022	9,650	9,686,187
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	25,991	25,893,169
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	44,615	44,670,713
Hamilton Lane Advisors, LLC
Term Loan, 4.25%, Maturing July 9, 2022	5,000	5,004,690
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	14,210	14,121,130
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019	7,924	7,923,864
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	6,866	6,840,257
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	2,290	2,295,675
Term Loan, 6.25%, Maturing September 4, 2018	8,360	8,381,067
Term Loan, 6.25%, Maturing September 4, 2018	12,765	12,796,411
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018	20,910	20,966,555
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019	6,873	6,804,089
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	22,470	22,301,310
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	11,785	11,814,840

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020		48,693	$44,879,115

			$387,360,200

Food Products — 3.7%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		54,265	$54,380,560
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		7,921	7,925,473
Charger OpCo B.V.
Term Loan, 4.25%, Maturing July 2, 2022	EUR	3,452	3,809,593
Term Loan, 4.25%, Maturing July 2, 2022		36,566	36,486,091
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		9,817	9,811,300
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		27,466	26,899,192
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018		11,815	11,815,451
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018		18,751	18,778,753
High Liner Foods, Inc.
Term Loan, 4.25%, Maturing April 24, 2021		15,167	15,115,981
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018		34,722	34,734,689
Term Loan, 3.75%, Maturing September 18, 2020		27,489	27,499,308
Term Loan, 4.00%, Maturing October 30, 2022		8,300	8,310,325
Meldrew Participations B.V.
Term Loan, 8.00%, (5.00% Cash, 3.00% PIK), Maturing October 31, 2019	EUR	11,699	11,750,146
Term Loan, 4.50%, (0.00% Cash, 4.50% PIK), Maturing December 19, 2022(5)	EUR	7,419	8,607,040
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		92,070	91,460,077

			$367,383,979

Food Service — 3.1%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 12, 2021		65,645	$65,750,215
Aramark Services, Inc.
Term Loan, 3.70%, Maturing July 26, 2016		1,491	1,477,332
Term Loan, 3.70%, Maturing July 26, 2016		5,820	5,765,202

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service (continued)
ARG IH Corporation
Term Loan, 4.76%, Maturing November 15, 2020	4,711	$4,729,922
CEC Entertainment, Inc.
Term Loan, 4.00%, Maturing February 14, 2021	529	513,470
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019	9,652	9,603,575
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	29,026	29,093,504
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018	8,418	8,333,592
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.25%, Maturing July 2, 2019	8,964	8,762,737
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020	4,032	3,971,705
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019	90,102	90,233,199
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	98,231	76,702,193

		$304,936,646

Food / Drug Retailers — 2.1%
Albertsons, LLC
Term Loan, 5.38%, Maturing March 21, 2019	40,387	$40,396,944
Term Loan, 5.00%, Maturing August 25, 2019	34,710	34,731,694
Term Loan, 5.50%, Maturing August 25, 2021	11,614	11,629,570
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	10,467	10,178,918
New Albertsons, Inc.
Term Loan, 4.75%, Maturing June 27, 2021	18,092	18,026,665
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	43,538	43,972,941
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019	52,553	52,550,451

		$211,487,183

Health Care — 9.0%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022	3,226	$3,241,350
ADMI Corp.
Term Loan, 5.50%, Maturing April 30, 2022	4,289	4,299,973
Akorn, Inc.
Term Loan, 5.50%, Maturing April 16, 2021	19,058	18,866,925

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	21,820	$21,861,160
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	29,015	28,897,163
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019	12,977	12,961,240
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing July 21, 2021	6,400	6,408,000
ATI Holdings, Inc.
Term Loan, 5.25%, Maturing December 20, 2019	9,349	9,314,168
BioScrip, Inc.
Term Loan, 6.50%, Maturing July 31, 2020	2,892	2,660,608
Term Loan, 6.50%, Maturing July 31, 2020	4,820	4,434,347
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	18,202	16,381,871
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	875	876,003
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	35,790	35,723,061
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	21,721	21,656,181
Term Loan, 4.00%, Maturing January 27, 2021	39,965	39,912,737
Concentra, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	3,915	3,918,418
Convatec, Inc.
Term Loan, 4.25%, Maturing June 15, 2020	13,760	13,754,087
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	16,038	15,877,655
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	28,005	27,829,782
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	67,927	67,892,065
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	2,575	2,579,146
Term Loan, 4.25%, Maturing August 30, 2020	8,508	8,521,589
Greatbatch Ltd.
Term Loan, 5.25%, Maturing September 22, 2022	11,300	11,349,437
Horizon Pharma, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	2,968	2,774,671
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	22,090	22,161,100
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	12,801	11,905,162

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	15,293	$15,286,899
Term Loan, 7.75%, Maturing May 15, 2018	26,196	26,152,139
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022	51,013	50,418,202
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	23,426	23,396,877
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	53,547	53,614,278
Knowledge Universe Education, LLC
Term Loan, 6.00%, Maturing July 28, 2022	13,900	13,761,000
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	8,763	8,456,230
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	4,213	4,192,784
Millennium Health, LLC
Term Loan, 5.25%, Maturing April 16, 2021	42,132	15,062,118
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	10,898	8,064,718
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	7,923	5,863,007
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	10,116	9,964,186
National Surgical Hospitals, Inc.
Term Loan, 4.50%, Maturing June 1, 2022	4,988	4,900,219
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	39,815	38,023,730
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	29,995	29,094,816
Physio-Control International, Inc.
Term Loan, 5.50%, Maturing June 6, 2022	5,800	5,720,250
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	22,644	22,694,905
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	27,566	27,554,309
RCHP, Inc.
Term Loan, 5.25%, Maturing April 23, 2019	17,550	17,385,183
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019	20,974	20,987,599
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018	20,979	20,952,654
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	4,325	4,303,375
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	16,002	15,876,547

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021		13,387	$12,717,531
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019		12,937	12,726,527
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019		12,307	12,310,466

			$895,538,448

Home Furnishings — 0.5%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		44,040	$44,107,423
Tempur-Pedic International, Inc.
Term Loan, 3.50%, Maturing March 18, 2020		829	830,774

			$44,938,197

Industrial Equipment — 2.9%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		48,217	$47,171,883
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021		5,870	5,858,640
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		19,327	19,391,412
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		41,333	38,859,014
Term Loan, 4.75%, Maturing July 30, 2020	EUR	6,447	6,679,590
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		28,031	27,533,539
Milacron, LLC
Term Loan, 4.50%, Maturing September 28, 2020		14,774	14,838,265
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		13,067	12,772,703
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		58,405	57,820,659
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		18,204	17,946,091
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		5,762	5,647,005
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		12,583	12,499,057
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		3,196	3,170,631
VAT Lux III S.a.r.l.
Term Loan, 4.25%, Maturing February 11, 2021		6,495	6,489,118

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Wittur GmbH
Term Loan, 6.00%, Maturing February 10, 2022	EUR	11,800	$12,732,576

			$289,410,183

Insurance — 3.1%
Alliant Holdings I, Inc.
Term Loan, 4.50%, Maturing August 12, 2022		22,643	$22,438,057
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019		6,665	6,696,889
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022		8,750	8,777,344
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019		50,085	47,940,891
Term Loan, 5.00%, Maturing August 4, 2022		59,526	56,430,470
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		30,075	27,202,837
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020		16,186	14,702,125
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019		5,159	4,075,931
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020(3)		4,700	3,149,000
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020		54,886	53,685,712
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019		58,661	58,148,105

			$303,247,361

Leisure Goods / Activities / Movies — 3.4%
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020		14,737	$14,741,577
Ancestry.com, Inc.
Term Loan, 5.00%, Maturing August 17, 2022		18,575	18,605,964
Aufinco Pty. Limited
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020		9,200	9,108,000
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019		43,583	43,610,199
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022		5,425	5,452,803
ClubCorp Club Operations, Inc.
Term Loan, 4.25%, Maturing July 24, 2020		10,626	10,636,398
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020		15,612	15,612,343

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	4,470	$4,457,372
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	285	284,644
Term Loan, 5.50%, Maturing May 8, 2021	2,209	2,205,989
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	34,655	34,662,139
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	17,107	17,034,950
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	19,984	19,534,026
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	8,870	8,880,086
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	31,754	29,927,921
Sonifi Solutions, Inc.
Term Loan, 6.75%, (1.00% Cash, 5.75% PIK), Maturing March 28, 2018(3)	6,509	1,139,079
SRAM, LLC
Term Loan, 4.02%, Maturing April 10, 2020	28,782	27,199,042
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	5,181	5,187,899
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 15, 2020	27,559	17,362,108
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	20,703	20,185,068
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020	31,421	31,043,691

		$336,871,298

Lodging and Casinos — 2.8%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017	4,660	$4,684,463
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	44,972	44,053,417
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	5,828	5,869,388
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	7,405	7,418,116
Caesars Entertainment Operating Company
Revolving Loan, 0.00%, Maturing January 28, 2017(4)(6)	2,075	1,871,334
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020	11,503	11,520,751

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Four Seasons Holdings, Inc.
Term Loan, 3.50%, Maturing June 27, 2020		9,657	$9,588,399
Gala Group Ltd.
Term Loan, 5.51%, Maturing May 27, 2018	GBP	38,338	59,189,515
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		2,993	3,009,694
Term Loan, 5.50%, Maturing November 21, 2019		6,984	7,022,619
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		43,555	43,693,669
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		33,172	33,154,987
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		2,729	2,729,427
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019		6,669	6,589,597
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020		47,229	46,269,900
Term Loan, 6.00%, Maturing October 1, 2021		5	4,517

			$286,669,793

Nonferrous Metals / Minerals — 1.5%
Alpha Natural Resources, LLC
DIP Loan, 10.00%, Maturing January 31, 2017		2,975	$2,841,125
Term Loan, 3.50%, Maturing May 22, 2020		19,719	8,725,668
Arch Coal, Inc.
Term Loan, 6.25%, Maturing May 16, 2018		40,122	21,064,006
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022		8,159	8,082,411
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019		39,006	23,631,159
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 16, 2017		3,791	2,511,206
Term Loan, 7.50%, Maturing April 16, 2020		23,890	15,807,307
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019		2,443	1,569,489
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022		33,746	33,100,410
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019		9,426	9,001,786
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020		12,825	11,702,813
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019(3)		2,000	1,233,600

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Walter Energy, Inc.
Term Loan, 0.00%, Maturing April 2, 2018(6)	30,442	$9,398,923

		$148,669,903

Oil and Gas — 4.4%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	47,940	$33,318,349
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020(3)	19,167	11,116,935
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	33,434	31,594,936
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	18,449	18,166,513
CITGO Petroleum Corporation
Revolving Loan, 0.53%, Maturing July 23, 2019(4)	12,500	10,962,500
Term Loan, 4.50%, Maturing July 29, 2021	16,088	15,866,297
Crestwood Holdings, LLC
Term Loan, 7.00%, Maturing June 19, 2019	21,310	17,367,413
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	27,828	18,111,278
Energy Transfer Equity L.P.
Term Loan, 3.25%, Maturing December 2, 2019	24,900	23,841,750
Term Loan, 4.00%, Maturing December 2, 2019	5,042	4,904,451
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing September 28, 2018	18,337	16,273,860
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	23,726	8,980,332
Floatel International Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	17,016	10,337,144
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	86,251	81,304,915
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing May 2, 2016	765	761,510
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	23,238	9,178,943
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(6)	18,250	1,049,375
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	69,719	40,994,843
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	965	619,745
Term Loan, 4.25%, Maturing December 16, 2020	2,586	1,661,759
Term Loan, 4.25%, Maturing December 16, 2020	18,593	11,945,883

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019(3)	3,227	$2,146,035
Term Loan, 4.25%, Maturing October 1, 2019(3)	5,283	3,513,449
Term Loan, 4.25%, Maturing October 1, 2019(3)	39,872	26,514,955
Southcross Energy Partners L.P.
Term Loan, 5.25%, Maturing August 4, 2021	7,940	7,066,332
Southcross Holdings Borrower L.P.
Term Loan, 6.00%, Maturing August 4, 2021	8,552	6,456,609
Targa Resources Corp.
Term Loan, 5.75%, Maturing February 25, 2022	3,395	3,391,105
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	29,138	22,782,559

		$440,229,775

Publishing — 2.3%
682534 N.B., Inc.
Term Loan, 10.00%, Maturing October 1, 2020(3)	193	$154,124
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	24,120	24,150,525
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	110,407	74,157,003
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	23,882	23,906,570
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	49,378	42,649,920
McGraw-Hill Global Education Holdings, LLC
Term Loan, 4.75%, Maturing March 22, 2019	15,310	15,353,064
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	7,729	7,593,254
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	2,718	2,705,911
Penton Media, Inc.
Term Loan, 5.00%, Maturing October 3, 2019	11,173	11,116,948
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021	8,784	8,739,600
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	21,676	21,486,047

		$232,012,966

Radio and Television — 2.4%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	7,044	$6,547,746

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021		6,757	$6,514,635
Block Communications, Inc.
Term Loan, 5.50%, Maturing November 7, 2021		3,515	3,527,679
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020		72,971	62,253,606
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018		7,689	7,694,021
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 31, 2020		16,801	16,604,546
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021		4,518	4,514,979
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022		8,701	8,554,553
iHeartCommunications, Inc.
Term Loan, 6.94%, Maturing January 30, 2019		26,740	22,470,953
Term Loan, 7.69%, Maturing July 30, 2019		5,384	4,576,225
Media General, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		19,359	19,334,756
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		10,979	10,951,644
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		12,450	12,419,337
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		5,599	5,570,552
TWCC Holding Corp.
Term Loan, 5.75%, Maturing February 11, 2020		3,938	3,943,644
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		25,447	25,478,686
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020		4,080	4,058,213
Term Loan, 4.00%, Maturing March 1, 2020		13,302	13,220,684

			$238,236,459

Retailers (Except Food and Drug) — 5.8%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		27,853	$22,299,968
B&M Retail Limited
Term Loan, 3.84%, Maturing May 21, 2019	GBP	6,850	10,412,559
Term Loan, 4.34%, Maturing April 28, 2020	GBP	5,450	8,343,954
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020		20,014	19,905,675
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020		28,591	28,549,803

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019		24,332	$20,722,924
Dollar Tree, Inc.
Term Loan, 3.50%, Maturing July 6, 2022		33,473	33,571,365
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019		18,280	15,709,050
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		10,412	10,463,209
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		49,695	37,085,228
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		27,745	27,050,956
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		16,804	16,845,739
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		43,938	43,983,739
Term Loan, 4.00%, Maturing January 28, 2020		7,547	7,575,198
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		55,379	54,119,921
Party City Holdings, Inc.
Term Loan, 4.25%, Maturing August 19, 2022		33,050	33,043,126
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018		4,960	4,965,950
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022		46,234	46,281,132
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		10,293	9,598,456
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		9,752	9,459,016
Pilot Travel Centers, LLC
Term Loan, 3.75%, Maturing October 3, 2021		18,738	18,855,263
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		7,351	7,276,996
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019		38,722	38,270,568
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		33,468	31,209,275
Vivarte SA
Term Loan, 11.00%, (4.00% Cash, 7.00% PIK), Maturing October 29, 2019(8)	EUR	6,798	7,624,650
Term Loan, 5.00%, (1.25% Cash, 3.75% PIK), Maturing October 29, 2020(7)	EUR	10,163	7,767,060
Term Loan, 0.10%, (0.10% Cash, 0.00% PIK), Maturing October 29, 2021(3)	EUR	2,588	0

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Wilton Brands, LLC
Term Loan, 8.50%, Maturing August 30, 2018	3,783	$3,683,934

		$574,674,714

Steel — 1.5%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 4.25%, Maturing June 30, 2019	138,314	$117,532,219
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	23,308	22,725,313
Neenah Foundry Company
Term Loan, 6.76%, Maturing April 26, 2017	8,315	8,231,640

		$148,489,172

Surface Transport — 0.8%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 11, 2018	21,650	$21,271,125
Term Loan, 3.75%, Maturing March 11, 2018	22,607	22,597,857
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 23, 2017(4)	613	611,617
Term Loan, 4.00%, Maturing July 31, 2022	1,400	1,396,903
Term Loan, 4.00%, Maturing July 31, 2022	4,388	4,379,480
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	35,960	30,745,752

		$81,002,734

Telecommunications — 2.8%
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	116,259	$112,898,030
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	22,263	22,012,665
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	9,601	9,495,932
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	12,068	11,049,933
Term Loan, 4.00%, Maturing April 23, 2019	31,629	28,960,240
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	46,626	46,393,209
Ziggo Financing Partnership
Term Loan, 3.50%, Maturing January 15, 2022	11,009	10,846,798
Term Loan, 3.50%, Maturing January 15, 2022	17,084	16,831,905
Term Loan, 3.50%, Maturing January 15, 2022	18,106	17,839,108

		$276,327,820

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities — 1.8%
Calpine Construction Finance Company L.P.
Term Loan, 3.00%, Maturing May 3, 2020		4,234	$4,133,918
Term Loan, 3.25%, Maturing January 31, 2022		5,804	5,680,846
Calpine Corporation
Term Loan, 4.00%, Maturing October 9, 2019		1,385	1,388,791
Term Loan, 4.00%, Maturing October 30, 2020		6,632	6,645,470
Term Loan, 3.50%, Maturing May 27, 2022		40,623	40,233,895
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020		17,196	17,146,896
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020		4,912	4,910,271
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021		6,888	6,905,091
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021		1,707	1,670,625
Term Loan, 5.00%, Maturing December 19, 2021		38,502	37,683,984
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 7, 2022		2,325	2,313,375
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020		8,518	6,941,785
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 20, 2021		18,438	14,842,746
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021		3,641	3,586,262
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021		21,301	21,316,043
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021		7,295	7,263,147

			$182,663,145

Total Senior Floating-Rate Loans (identified cost $9,794,324,605)			$9,205,586,970

Corporate Bonds & Notes — 4.0%

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 0.4%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(9)		9,000	$9,283,950
Virgin Media Secured Finance PLC
5.375%, 4/15/21(9)		10,823	11,404,210
6.00%, 4/15/21(9)	GBP	11,115	18,174,106

			$38,862,266

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 0.1%
Hexion, Inc.
6.625%, 4/15/20		16,525	$14,087,562

			$14,087,562

Containers and Glass Products — 0.5%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		44,500	$46,391,250

			$46,391,250

Ecological Services and Equipment — 0.0%(10)
Tervita Corp.
8.00%, 11/15/18(9)		3,000	$2,220,000
9.00%, 11/15/18(9)	CAD	4,500	2,443,408

			$4,663,408

Entertainment — 0.2%
Vougeot Bidco PLC
5.201%, 7/15/20(9)(11)	EUR	18,625	$20,533,214

			$20,533,214

Equipment Leasing — 0.1%
International Lease Finance Corp.
6.75%, 9/1/16(9)		2,325	$2,416,061
7.125%, 9/1/18(9)		2,325	2,580,750

			$4,996,811

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(9)		10,952	$11,568,050

			$11,568,050

Food Products — 0.5%
Dole Food Co., Inc.
7.25%, 5/1/19(9)		18,000	$18,108,000
Iceland Bondco PLC
4.829%, 7/15/20(9)(11)	GBP	9,575	12,952,613
6.25%, 7/15/21(9)	GBP	7,000	9,822,685
Picard Groupe SA
4.25%, 8/1/19(9)(11)	EUR	4,500	4,981,606

			$45,864,904

Security		Principal Amount* (000’s omitted)	Value

Health Care — 0.9%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		29,975	$30,649,437
5.125%, 8/1/21		7,500	7,781,250
HCA, Inc.
4.75%, 5/1/23		9,766	10,034,565
inVentiv Health, Inc.
9.00%, 1/15/18(9)		15,375	15,913,125
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	13,562,500
4.375%, 10/1/21		9,700	9,724,250

			$87,665,127

Industrial Equipment — 0.0%(10)
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(12)		857	$438,375

			$438,375

Insurance — 0.0%(10)
Galaxy Bidco, Ltd.
5.586%, 11/15/19(9)(11)	GBP	2,500	$3,864,404

			$3,864,404

Leisure Goods / Activities / Movies — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		8,250	$8,631,150

			$8,631,150

Lodging and Casinos — 0.4%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(6)		25,250	$20,515,625
9.00%, 2/15/20(6)		6,175	5,001,750
9.00%, 2/15/20(6)		14,975	12,111,031

			$37,628,406

Oil and Gas — 0.1%
CITGO Petroleum Corp.
6.25%, 8/15/22(9)		11,500	$11,327,500

			$11,327,500

Radio and Television — 0.2%
iHeartCommunications, Inc.
9.00%, 12/15/19		8,994	$7,644,900

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Univision Communications, Inc.
6.75%, 9/15/22(9)		8,140	$8,628,400

			$16,273,300

Telecommunications — 0.2%
Matterhorn Telecom SA
3.875%, 5/1/22(9)	EUR	2,520	$2,551,231
Wind Acquisition Finance SA
5.183%, 4/30/19(9)(11)	EUR	7,775	8,637,758
6.50%, 4/30/20(9)		7,375	7,808,281
3.951%, 7/15/20(9)(11)	EUR	2,150	2,364,307

			$21,361,577

Utilities — 0.2%
Calpine Corp.
6.00%, 1/15/22(9)		3,000	$3,168,000
7.875%, 1/15/23(9)		15,040	16,224,400
5.875%, 1/15/24(9)		5,000	5,250,000

			$24,642,400

Total Corporate Bonds & Notes (identified cost $416,520,574)			$398,799,704

Asset-Backed Securities — 0.9%

Security	Principal Amount (000’s omitted)	Value

Apidos CLO XIV Series 2013-14A, Class C1, 3.171%, 4/15/25(9)(11)	$5,600	$5,469,427
Series 2013-14A, Class D, 3.821%, 4/15/25(9)(11)	7,000	6,651,042
Series 2013-14A, Class E, 4.721%, 4/15/25(9)(11)	3,500	2,972,874
Ares XXVIII CLO, Ltd. Series 2013-3A, Class C1, 3.065%, 10/17/24(9)(11)	3,000	2,922,640
Series 2013-3A, Class D, 3.815%, 10/17/24(9)(11)	3,000	2,798,982
Series 2013-3A, Class E, 5.215%, 10/17/24(9)(11)	3,000	2,588,194
Avery Point II CLO, Ltd. Series 2013-2A, Class C1, 3.065%, 7/17/25(9)(11)	4,000	3,914,358
Series 2013-2A, Class D, 3.765%, 7/17/25(9)(11)	3,330	3,146,648
Series 2013-2A, Class E, 4.565%, 7/17/25(9)(11)	3,330	2,836,635
Babson CLO, Ltd. Series 2013-IA, Class C, 3.017%, 4/20/25(9)(11)	7,175	6,990,370
Series 2013-IA, Class D, 3.817%, 4/20/25(9)(11)	5,600	5,229,223
Series 2013-IA, Class E, 4.717%, 4/20/25(9)(11)	3,525	3,076,171

Security	Principal Amount (000’s omitted)	Value

Birchwood Park CLO, Ltd. Series 2014-1A, Class C1, 3.421%, 7/15/26(9)(11)	$3,500	$3,499,244
Series 2014-1A, Class E1, 5.421%, 7/15/26(9)(11)	3,500	2,997,830
Carlyle Global Market Strategies CLO, Ltd. Series 2013-3A, Class B, 2.971%, 7/15/25(9)(11)	5,000	4,865,869
Series 2013-3A, Class C, 3.721%, 7/15/25(9)(11)	3,000	2,839,359
Series 2013-3A, Class D, 4.921%, 7/15/25(9)(11)	2,400	2,092,058
Dryden XXVIII Senior Loan Fund Series 2013-28A, Class A3L, 3.021%, 8/15/25(9)(11)	3,250	3,184,150
Series 2013-28A, Class B1L, 3.521%, 8/15/25(9)(11)	1,400	1,258,497
Series 2013-28A, Class B2L, 4.221%, 8/15/25(9)(11)	925	778,773
Madison Park Funding XII, Ltd. Series 2014-12A, Class C, 3.417%, 7/20/26(9)(11)	3,250	3,247,559
Series 2014-12A, Class D, 3.817%, 7/20/26(9)(11)	3,250	3,056,653
Series 2014-12A, Class E, 5.417%, 7/20/26(9)(11)	3,250	2,814,960
Oak Hill Credit Partners VIII Ltd. Series 2013-8A, Class C, 3.017%, 4/20/25(9)(11)	6,325	6,171,934
Series 2013-8A, Class D, 3.817%, 4/20/25(9)(11)	6,950	6,600,033

Total Asset-Backed Securities (identified cost $95,418,427)		$92,003,483

Common Stocks — 0.3%

Security	Shares	Value

Aerospace and Defense — 0.0%(10)
IAP Global Services, LLC(3)(12)(13)(15)	2,577	$2,122,193

		$2,122,193

Automotive — 0.1%
Dayco Products, LLC(3)(12)(13)	88,506	$3,274,722

		$3,274,722

Business Equipment and Services — 0.0%(10)
Education Management Corp.(3)(12)(13)	65,471,595	$66

		$66

Lodging and Casinos — 0.0%(10)
Affinity Gaming, LLC(3)(12)(13)	206,125	$2,576,565

		$2,576,565

Publishing — 0.2%
ION Media Networks, Inc.(3)(12)	28,605	$11,309,559
MediaNews Group, Inc.(12)(13)	162,730	5,085,311

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Publishing (continued)
Nelson Education, Ltd.(3)(12)(13)	32,751	$0

		$16,394,870

Total Common Stocks (identified cost $10,169,258)		$24,368,416

Convertible Preferred Stocks — 0.0%(10)

Security	Shares	Value

Business Equipment and Services — 0.0%(10)
Education Management Corp., Series A-1, 7.50%(3)(12)(13)	72,851	$978,389

Total Convertible Preferred Stocks (identified cost $5,141,580)		$978,389

Warrants — 0.0%(10)

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%(10)
Vivarte Luxco(3)(12)(13)	104,081	$58,371

Total Warrants (identified cost $38,148)		$58,371

Short-Term Investments — 0.5%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(14)	$49,179	$49,178,849

Total Short-Term Investments (identified cost $49,178,849)		$49,178,849

Total Investments — 98.3% (identified cost $10,370,791,441)		$9,770,974,182

Less Unfunded Loan Commitments — (0.2)%		$(24,479,707)

Net Investments — 98.1% (identified cost $10,346,311,734)		$9,746,494,475

Other Assets, Less Liabilities — 1.9%		$189,519,169

Net Assets — 100.0%		$9,936,013,644

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2015, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(5)	Includes Staunton Luxco S.C.A. ordinary shares and Staunton Topco, Ltd. ordinary shares that trade with the loan.

(6)

Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Includes Vivarte Class A shares and Luxco ordinary shares that trade with the loan.

(8)	Includes new money preferred shares that trade with the loan.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $304,229,542 or 3.1% of the Portfolio’s net assets.

(10)	Amount is less than 0.05%.

(11)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Non-income producing security.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

(15)	Affiliated company (see Note 9).

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	3,000,000	USD	3,404,142	State Street Bank and Trust Company	11/30/15	$—	$(104,086)
USD	10,886,478	CAD	14,419,575	State Street Bank and Trust Company	11/30/15	—	(139,059)
USD	74,696,416	EUR	66,381,473	State Street Bank and Trust Company	11/30/15	1,675,564	—
USD	28,762,672	GBP	18,680,092	JPMorgan Chase Bank, N.A.	11/30/15	—	(29,826)
USD	75,574,654	EUR	67,425,596	HSBC Bank USA, N.A.	12/31/15	1,352,878	—
USD	31,069,378	GBP	20,492,961	Goldman Sachs International	12/31/15	—	(515,742)
USD	82,083,295	EUR	73,992,910	Goldman Sachs International	1/29/16	580,703	—
USD	74,536,610	GBP	48,886,403	HSBC Bank USA, N.A.	1/29/16	—	(804,309)

						$3,609,145	$(1,593,022)

Abbreviations:

DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $10,297,132,885)	$9,697,315,626
Affiliated investment, at value (identified cost, $49,178,849)	49,178,849
Cash	31,880,675
Restricted cash*	340,000
Foreign currency, at value (identified cost, $23,287,533)	23,182,904
Interest receivable	42,958,685
Interest receivable from affiliated investment	37,731
Receivable for investments sold	125,586,044
Receivable for open forward foreign currency exchange contracts	3,609,145
Prepaid expenses	895,738
Total assets	$9,974,985,397

Liabilities
Cash collateral due to broker	$340,000
Payable for investments purchased	32,077,562
Payable for open forward foreign currency exchange contracts	1,593,022
Payable to affiliates:
Investment adviser fee	4,289,672
Trustees’ fees	5,667
Accrued expenses	665,830
Total liabilities	$38,971,753
Net Assets applicable to investors’ interest in Portfolio	$9,936,013,644

Sources of Net Assets
Investors’ capital	$10,533,853,187
Net unrealized depreciation	(597,839,543)
Total	$9,936,013,644

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income	$556,168,236
Dividends	1,500,049
Interest allocated from affiliated investment	525,842
Expenses allocated from affiliated investment	(41,538)
Total investment income	$558,152,589

Expenses
Investment adviser fee	$57,192,783
Trustees’ fees and expenses	68,000
Custodian fee	2,376,976
Legal and accounting services	1,024,229
Interest expense and fees	2,763,407
Miscellaneous	395,888
Total expenses	$63,821,283
Deduct —
Reduction of custodian fee	$320
Total expense reductions	$320

Net expenses	$63,820,963

Net investment income	$494,331,626

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(86,175,934)
Investment transactions allocated from affiliated investment	583
Foreign currency and forward foreign currency exchange contract transactions	65,155,758
Net realized loss	$(21,019,593)
Change in unrealized appreciation (depreciation) —
Investments	$(381,847,537)
Foreign currency and forward foreign currency exchange contracts	(18,051,802)
Net change in unrealized appreciation (depreciation)	$(399,899,339)

Net realized and unrealized loss	$(420,918,932)

Net increase in net assets from operations	$73,412,694

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$494,331,626	$643,872,661
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	(21,019,593)	29,358,538
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(399,899,339)	(295,526,395)
Net increase in net assets from operations	$73,412,694	$377,704,804
Capital transactions —
Contributions	$222,760,540	$1,479,393,522
Withdrawals	(4,261,374,172)	(4,603,926,112)
Net decrease in net assets from capital transactions	$(4,038,613,632)	$(3,124,532,590)

Net decrease in net assets	$(3,965,200,938)	$(2,746,827,786)

Net Assets
At beginning of year	$13,901,214,582	$16,648,042,368
At end of year	$9,936,013,644	$13,901,214,582

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.55%	0.52%	0.52%	0.54%	0.54%
Net investment income	4.27%	3.89%	4.14%	4.72%	4.31%
Portfolio Turnover	19%	34%	32%	42%	56%

Total Return	0.56%	2.23%	5.08%	7.67%	4.30%

Net assets, end of year (000’s omitted)	$9,936,014	$13,901,215	$16,648,042	$9,432,841	$9,694,334

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Floating-Rate Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 87.8%, less than 0.05%, 11.7%, 0.2% and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

42

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

43

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion, 0.450% from $10 billion up to $15 billion, 0.4375% from $15 billion up to $20 billion, 0.4275% from $20 billion up to $25 billion and 0.420% of average daily net assets of $25 billion or more, and is payable monthly. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $57,192,783 or 0.49% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $2,125,941,196 and $5,449,377,373, respectively, for the year ended October 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$10,346,596,671

Gross unrealized appreciation	$41,896,894
Gross unrealized depreciation	(641,999,090)

Net unrealized depreciation	$(600,102,196)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $1,593,022. At October 31, 2015, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in

44

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2015.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$3,609,145	(1)	$(1,593,022	)(2)

Total Derivatives subject to master netting or similar agreements	$3,609,145		$(1,593,022)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$580,703	$(515,742)	$(64,961)	$—	$—
HSBC Bank USA, N.A.	1,352,878	(804,309)	(548,569)	—	—
State Street Bank and Trust Company	1,675,564	(243,145)	(1,432,419)	—	—

	$3,609,145	$(1,563,196)	$(2,045,949)	$—	$—

45

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(515,742)	$515,742	$—	$—	$—
HSBC Bank USA, N.A.	(804,309)	804,309	—	—	—
JPMorgan Chase Bank, N.A.	(29,826)	—	—	—	(29,826)
State Street Bank and Trust Company	(243,145)	243,145	—	—	—

	$(1,593,022)	$1,563,196	$—	$—	$(29,826)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$73,324,185	$(14,661,381)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was approximately $498,915,000.

6  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $1.175 billion ($1.4 billion prior to March 16, 2015) unsecured line of credit agreement with a group of banks, which is in effect through March 14, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense is approximately $1,219,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. Average borrowings and the average interest rate (excluding fees) for the year ended October 31, 2015 were $29,179,082 and 1.48%, respectively.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

46

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Investments in Affiliated Companies

Transactions in affiliated companies, defined as companies in which a fund owns 5% or more of the outstanding voting securities, by the Portfolio for the year ended October 31, 2015 were as follows:

	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year	Dividend income	Realized gain (loss)

IAP Global Services, LLC	950	1,627	—	2,577	$2,122,193	$—	$—

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$9,117,062,108	$64,045,155	$9,181,107,263
Corporate Bonds & Notes	—	398,361,329	438,375	398,799,704
Asset-Backed Securities	—	92,003,483	—	92,003,483
Common Stocks	—	5,085,311	19,283,105	24,368,416
Convertible Preferred Stocks	—	—	978,389	978,389
Warrants	—	—	58,371	58,371
Short-Term Investments	—	49,178,849	—	49,178,849

Total Investments	$—	$9,661,691,080	$84,803,395	$9,746,494,475

Forward Foreign Currency Exchange Contracts	$—	$3,609,145	$—	$3,609,145

Total	$—	$9,665,300,225	$84,803,395	$9,750,103,620

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,593,022)	$—	$(1,593,022)

Total	$—	$(1,593,022)	$—	$(1,593,022)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

47

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented.

At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11   Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $10,668,000 (equal to 0.11% of net assets at October 31, 2015). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Portfolio as incurred.

48

Eaton Vance

Floating Rate Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating Rate Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

49

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Eaton Vance Floating Rate Portfolio (FRP), High Income Opportunities Portfolio (HIOP) and Short Duration High Income Portfolio (SDHIP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

50

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of each Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of FRP	1996	Vice President of EVM and BMR.

Michael W. Weilheimer 1961	President of BIP, HIOP and SDHIP	1995	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

51

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2015

Management and Organization — continued

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

53

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Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811 10.31.15

Eaton Vance

Global Income Builder Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Global Income Builder Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Management and Organization	29

Important Notices	32

Eaton Vance

Global Income Builder Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock market indices delivered mixed returns for the 12-month period ended October 31, 2015, after a late-period rally helped some markets overcome earlier losses.

In the U.S., harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted economic growth in early 2015. However, after opening the period in a choppy pattern, global stocks began an upward move in January that more or less continued into the spring months. European stocks, in particular, gained momentum after the European Central Bank stepped up its economic stimulus measures.

Many global equity markets drew confidence from the U.S. Federal Reserve (the Fed)’s reassurance in mid-June 2015 that eventual U.S. interest-rate hikes would be gradual and would proceed slowly. Subsequently, however, the mounting Greek debt crisis and signs of economic weakness in China sent stock markets lower worldwide. In August 2015, many global equity markets dropped on growing concerns about China’s economic slowdown and the timing of the Fed’s first rate hike. Many global markets fell further in September 2015 after the Fed decided to leave U.S. interest rates unchanged, but a broad late-period rally sparked by new stimulus measures in China and Europe helped many markets recoup most of their previous losses.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, rose 1.77%. Restrained by the strong U.S. dollar, the MSCI EAFE Index of developed-market international equities declined 0.07%. The MSCI Emerging Markets Index lost 14.53%, reflecting slowing economic growth and the impact of the strong U.S. dollar. In the U.S., the blue-chip Dow Jones Industrial Average rose 4.06%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 5.20%.

Fund Performance

For the 12-month period ended October 31, 2015, Eaton Vance Global Income Builder Fund (the Fund), formerly named Eaton Vance Global Dividend Income Fund, had a total return of 3.53% for Class A shares at net asset value (NAV), outperforming the 1.77% return of the Fund’s benchmark, the MSCI World Index (the Index).

Within the Fund’s common stock allocation, stock selection in the consumer staples, consumer discretionary and telecommunication services sectors contributed to Fund performance versus the Index.

Within consumer staples, the Fund’s overweight position in alcoholic beverage firm Constellation Brands, Inc. contributed to relative Fund performance versus the Index, as the company raised its prices, increased its sales volume and saw improved market share for its Mexican beer brands. Elsewhere in the sector, the Fund’s overweight in snack food company Mondelez International, Inc. aided relative Fund performance versus the Index after the firm beat consensus earnings expectations. Within consumer discretionary, the Fund’s overweight in athletic wear maker NIKE, Inc. boosted relative Fund performance versus the Index, as the stock rose on strong growth in revenue and future orders. Within telecommunication services, the Fund’s overweight in Nippon Telegraph & Telephone Corp. contributed to relative Fund performance versus the Index, as the company appeared to benefit from increased investor confidence in the growth potential of its Hikari optical fiber network.

In contrast, stock selection in the health care, financials and energy sectors detracted from the Fund’s performance relative to the Index. Within health care, the Fund’s holdings in pharmaceutical firms AbbVie, Inc. and Merck & Co., Inc. (both of which were sold during the period) and its overweight in pharmaceutical manufacturer Roche Holding AG detracted from relative Fund performance versus the Index. All three stocks were negatively impacted by increased media focus on high drug prices during the period. Within financials, the Fund’s holdings in consumer financial services firms Discover Financial Services and Synchrony Financial declined in price and hurt Fund performance versus the Index.

The Fund’s preferred securities (i.e., preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and notes with preferred characteristics) allocation aided Fund performance versus the Index for the 12-month period. Preferred securities, being interest-rate-sensitive, were positively impacted by investors’ search for higher-yielding securities in a low-yield environment during the period. As of October 31, 2015, the Fund had approximately 9% of its total investments in preferred securities.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder Fund

October 31, 2015

Performance2,3

Portfolio Managers Michael A. Allison, CFA and John H. Croft, CFA, of Boston Management and Research; Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Management (International) Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/30/2005	11/30/2005	3.53%	8.17%	4.19%
Class A with 5.75% Maximum Sales Charge	—	—	–2.45	6.90	3.57
Class C at NAV	11/30/2005	11/30/2005	2.69	7.36	3.39
Class C with 1% Maximum Sales Charge	—	—	1.69	7.36	3.39
Class I at NAV	01/31/2006	11/30/2005	3.74	8.46	4.45
Class R at NAV	01/31/2006	11/30/2005	3.25	7.91	3.95
MSCI World Index	—	—	1.77%	9.14%	5.49%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
		1.24%	1.99%	0.99%	1.48%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	11/30/2005	$13,926	N.A.
Class I	$250,000	11/30/2005	$385,283	N.A.
Class R	$10,000	11/30/2005	$14,687	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Income Builder Fund

October 31, 2015

Fund Profile

Common Stock Sector Allocation (% of total

investments)5

*	Amount is less than 0.05%.

Country Allocation (% of total investments)5

Top 10 Common Stock Holdings (% of total investments)

Alphabet, Inc., Class C	3.0%

General Electric Co.	2.9

Prudential PLC	2.0

Facebook, Inc., Class A	1.9

Apple, Inc.	1.9

United Technologies Corp.	1.8

Exxon Mobil Corp.	1.8

Home Depot, Inc. (The)	1.8

Gilead Sciences, Inc.	1.7

JPMorgan Chase & Co.	1.7
Total	20.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Income Builder Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[4]	Source: Fund prospectus.

[5]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 16, 2015, Eaton Vance Management (International) Limited (“EVMI”) has been appointed as sub-adviser of the Fund. Boston Management and Research remains the investment adviser of the Fund. EVMI, an indirect wholly-owned subsidiary of Eaton Vance Corp., is located in London and is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. There are no changes to the Fund’s portfolio management team or investment strategy in connection with the appointment of EVMI as sub-adviser.

In addition, effective December 7, 2015, the name of Eaton Vance Global Income Builder Fund was changed from Eaton Vance Global Dividend Income Fund and the Fund is managed by Michael A. Allison, CFA, John H. Croft, CFA, Christopher M. Dyer, CFA and Jeffrey D. Mueller.

5

Eaton Vance

Global Income Builder Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$997.90	$6.40	1.27%
Class C	$1,000.00	$994.20	$10.15	2.02%
Class I	$1,000.00	$999.60	$5.14	1.02%
Class R	$1,000.00	$996.40	$7.65	1.52%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.46	1.27%
Class C	$1,000.00	$1,015.00	$10.26	2.02%
Class I	$1,000.00	$1,020.10	$5.19	1.02%
Class R	$1,000.00	$1,017.50	$7.73	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015.

6

Eaton Vance

Global Income Builder Fund

October 31, 2015

Portfolio of Investments

Common Stocks — 87.5%

Security	Shares	Value

Aerospace & Defense — 1.9%
United Technologies Corp.	76,165	$7,495,398

		$7,495,398

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	56,273	$3,904,221

		$3,904,221

Automobiles — 0.5%
Toyota Motor Corp.	29,872	$1,830,091

		$1,830,091

Banks — 5.3%
JPMorgan Chase & Co.	109,168	$7,014,044
Lloyds Banking Group PLC	3,511,513	3,985,603
Natixis SA	650,647	3,982,924
Wells Fargo & Co.	116,997	6,334,217

		$21,316,788

Beverages — 3.9%
Anheuser-Busch InBev SA/NV	39,491	$4,712,248
Constellation Brands, Inc., Class A	32,827	4,425,080
Diageo PLC	234,577	6,762,838

		$15,900,166

Biotechnology — 2.9%
Celgene Corp.(1)	39,339	$4,827,289
Gilead Sciences, Inc.	65,619	7,095,382

		$11,922,671

Capital Markets — 2.5%
Azimut Holding SpA	128,108	$3,081,382
Credit Suisse Group AG	102,369	2,553,208
Credit Suisse Group AG(2)(3)(4)	191,244	4,597,466

		$10,232,056

Commercial Services & Supplies — 1.2%
Brambles, Ltd.	634,373	$4,671,507

		$4,671,507

Security	Shares	Value

Consumer Finance — 3.0%
Discover Financial Services	117,918	$6,629,350
Synchrony Financial(1)	174,538	5,368,789

		$11,998,139

Diversified Telecommunication Services — 2.6%
Nippon Telegraph & Telephone Corp.	133,600	$4,897,958
Orange SA	314,996	5,553,913

		$10,451,871

Electric Utilities — 0.8%
NextEra Energy, Inc.	33,462	$3,435,209

		$3,435,209

Electrical Equipment — 1.0%
Nidec Corp.	52,600	$3,963,728

		$3,963,728

Electronic Equipment, Instruments & Components — 0.4%
Yaskawa Electric Corp.(5)	133,604	$1,584,797

		$1,584,797

Energy Equipment & Services — 0.9%
Schlumberger, Ltd.	46,012	$3,596,298

		$3,596,298

Food Products — 2.6%
Kerry Group PLC, Class A	42,634	$3,457,815
Mondelez International, Inc., Class A	149,326	6,892,888

		$10,350,703

Health Care Equipment & Supplies — 1.4%
Medtronic PLC	78,584	$5,808,929

		$5,808,929

Hotels, Restaurants & Leisure — 1.3%
Accor SA	107,613	$5,344,006

		$5,344,006

Household Products — 1.5%
Reckitt Benckiser Group PLC	62,136	$6,063,880

		$6,063,880

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates — 3.9%
General Electric Co.	409,367	$11,838,894
Koninklijke Philips NV	143,898	3,879,308

		$15,718,202

Insurance — 5.4%
ACE, Ltd.	45,426	$5,157,668
Mediolanum SpA	464,789	3,786,651
Prudential PLC	347,102	8,107,080
St. James’s Place PLC	322,850	4,784,790

		$21,836,189

Internet Software & Services — 5.6%
Alibaba Group Holding, Ltd. ADR(1)	27,756	$2,326,786
Alphabet, Inc., Class C(1)	17,274	12,278,532
Facebook, Inc., Class A(1)	77,786	7,931,838

		$22,537,156

IT Services — 2.2%
Computer Sciences Corp.	14,000	$932,260
Visa, Inc., Class A	73,560	5,706,785
Worldpay Group PLC(1)(6)	557,466	2,397,696

		$9,036,741

Machinery — 0.5%
FANUC Corp.	11,000	$1,940,856

		$1,940,856

Media — 2.3%
Live Nation Entertainment, Inc.(1)	113,848	$3,105,773
Walt Disney Co. (The)	53,846	6,124,444

		$9,230,217

Multi-Utilities — 2.0%
National Grid PLC	356,161	$5,073,470
Sempra Energy	31,373	3,212,909

		$8,286,379

Multiline Retail — 1.2%
Dollar General Corp.	69,699	$4,723,501

		$4,723,501

Oil, Gas & Consumable Fuels — 5.9%
Devon Energy Corp.	86,723	$3,636,295
Exxon Mobil Corp.	89,708	7,422,440

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	77,120	$5,748,525
Range Resources Corp.(5)	58,372	1,776,844
Royal Dutch Shell PLC, Class B	202,747	5,308,907

		$23,893,011

Personal Products — 1.3%
Estee Lauder Cos., Inc. (The), Class A	65,742	$5,289,601

		$5,289,601

Pharmaceuticals — 5.7%
Bayer AG	45,144	$6,019,294
Perrigo Co. PLC	28,167	4,443,062
Roche Holding AG PC	25,778	6,998,698
Takeda Pharmaceutical Co., Ltd.	64,997	3,173,950
Teva Pharmaceutical Industries, Ltd. ADR	40,948	2,423,712

		$23,058,716

Real Estate Investment Trusts (REITs) — 1.1%
Equity Residential	57,373	$4,436,080

		$4,436,080

Semiconductors & Semiconductor Equipment — 1.1%
NXP Semiconductors NV(1)	57,482	$4,503,715

		$4,503,715

Software — 1.0%
Oracle Corp.	108,118	$4,199,303

		$4,199,303

Specialty Retail — 4.0%
Dixons Carphone PLC	544,956	$3,868,687
Home Depot, Inc. (The)	58,352	7,214,641
Industria de Diseno Textil SA(5)	130,947	4,903,226

		$15,986,554

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	65,431	$7,819,004

		$7,819,004

Textiles, Apparel & Luxury Goods — 3.6%
LVMH Moet Hennessy Louis Vuitton SE	28,451	$5,296,708
NIKE, Inc., Class B	45,910	6,015,587
Pandora A/S	29,129	3,361,409

		$14,673,704

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Tobacco — 2.6%
Imperial Tobacco Group PLC	85,061	$4,580,364
Reynolds American, Inc.	122,152	5,902,385

		$10,482,749

Wireless Telecommunication Services — 1.5%
Vodafone Group PLC	1,808,337	$5,951,114

		$5,951,114

Total Common Stocks (identified cost $325,236,845)		$353,473,250

Preferred Stocks — 6.2%

Security	Shares	Value

Banks — 3.5%
AgriBank FCB, 6.875% to 1/1/24(7)	9,798	$1,025,728
Barclays Bank PLC, 8.25% to 12/15/18(7)	1,180	1,272,282
Citigroup, Inc., Series K, 6.875% to 11/15/23(7)	29,314	809,140
CoBank ACB, Series F, 6.25% to 10/1/22(6)(7)	8,600	893,863
Farm Credit Bank of Texas, 6.75% to 9/15/23(6)(7)	1,115	117,528
Farm Credit Bank of Texas, Series 1, 10.00%(6)	230	290,375
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(7)	460	431,791
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(7)	1,085	1,120,443
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(7)	353	360,664
KeyCorp, Series A, 7.75%	6,109	806,174
Lloyds Banking Group PLC, 6.675% to 5/21/37(6)(7)	335	386,492
Regions Financial Corp., Series A, 6.375%	37,186	966,836
Royal Bank of Scotland Group PLC, Series L, 5.75%	31,166	769,489
Standard Chartered PLC, 7.014% to 7/30/37(6)(7)	2.49	274,677
SunTrust Banks, Inc., Series E, 5.875%	34,002	865,990
Texas Capital Bancshares, Inc., 6.50%	20,005	512,128
Texas Capital Bancshares, Inc., Series A, 6.50%	17,500	447,475
Webster Financial Corp., Series E, 6.40%	20,335	519,813
Wells Fargo & Co., Series L, 7.50%	890	1,054,650
Zions Bancorporation, Series I, 5.80% to 9/15/23(7)	512	519,543
Zions Bancorporation, Series J, 7.20% to 9/15/23(7)	600	654,784

		$14,099,865

Capital Markets — 0.2%
Morgan Stanley, Series G, 6.625%	35,777	$957,392

		$957,392

Security	Shares	Value

Consumer Finance — 0.4%
Capital One Financial Corp., Series B, 6.00%	37,300	$955,999
SLM Corp., 2.037%(8)	10,280	485,730

		$1,441,729

Diversified Financial Services — 0.2%
KKR Financial Holdings, LLC, Series A, 7.375%	30,000	$795,939

		$795,939

Electric Utilities — 0.5%
AES Gener SA, 8.375% to 6/18/19(6)(7)	515	$551,774
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	7,500	194,269
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	7,410	182,008
Southern California Edison Co., Series E, 6.25% to 2/1/22(7)	500	565,573
Southern Co. (The), 6.25%	22,092	583,229

		$2,076,853

Food Products — 0.3%
Dairy Farmers of America, 7.875%(6)	4,700	$502,460
Land O’Lakes, Inc., 8.00%(6)	635	663,063
Ocean Spray Cranberries, Inc., 6.25%(6)	540	49,275

		$1,214,798

Machinery — 0.2%
Stanley Black & Decker, Inc., 5.75%	36,888	$968,310

		$968,310

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	9,407	$231,036

		$231,036

Pipelines — 0.2%
NuStar Logistics LP, 7.625% to 1/15/18(7)	29,220	$752,488

		$752,488

Real Estate Investment Trusts (REITs) — 0.4%
Cedar Realty Trust, Inc., Series B, 7.25%	13,000	$324,870
DDR Corp., Series J, 6.50%	25,300	660,836
DDR Corp., Series K, 6.25%	6,500	167,976
Vornado Realty Trust, Series K, 5.70%	21,500	548,465

		$1,702,147

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Thrifts & Mortgage Finance — 0.2%
EverBank Financial Corp., Series A, 6.75%	37,000	$943,685

		$943,685

Total Preferred Stocks (identified cost $24,276,401)		$25,184,242

Corporate Bonds & Notes — 3.4%

Security	Principal Amount (000’s omitted)	Value

Banks — 1.7%
Banco do Brasil SA, 9.00% to 6/18/24, 6/29/49(6)(7)	$465	$323,175
Bank of America Corp., Series AA, 6.10% to 3/17/25, 12/29/49(7)	613	620,662
BNP Paribas SA, 7.375% to 8/19/25, 12/29/49(6)(7)	835	865,269
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(6)(7)	430	341,850
Credit Agricole SA, 7.875% to 1/23/24, 1/29/49(6)(7)	917	943,247
Credit Suisse Group AG, 6.25% to 12/18/24, 12/29/49(6)(7)	997	992,371
Deutsche Bank AG, 7.50% to 4/30/25, 12/29/49(7)	720	686,700
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20, 12/29/49(7)	170	170,935
Lloyds Banking Group PLC, 7.50% to 6/27/24, 4/30/49(7)	298	317,370
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25, 12/29/49(7)	550	576,125
Societe Generale SA, 8.25% to 11/29/18, 12/31/49(7)(9)	854	901,469

		$6,739,173

Diversified Financial Services — 0.2%
Leucadia National Corp., 6.625%, 10/23/43	$494	$445,687
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(6)(7)	335	248,737

		$694,424

Diversified Telecommunication Services — 0.2%
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(6)(7)	$875	$905,949

		$905,949

Electric Utilities — 0.6%
Enel SpA, 8.75% to 9/24/23, 9/24/73(6)(7)	$995	$1,149,225
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(7)	1,375	1,162,235

		$2,311,460

Energy Equipment & Services — 0.0%(10)
Abengoa Finance S.A.U., 7.75%, 2/1/20(6)	$467	$198,475

		$198,475

Security	Principal Amount (000’s omitted)	Value

Insurance — 0.3%
Genworth Financial, Inc., 7.625%, 9/24/21	$147	$137,492
Genworth Financial, Inc., 7.70%, 6/15/20	27	26,595
XLIT, Ltd., Series E, 6.50% to 4/15/17, 10/29/49(7)	1,280	1,024,256

		$1,188,343

Metals & Mining — 0.1%
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(6)(7)	$605	$617,856

		$617,856

Oil, Gas & Consumable Fuels — 0.1%
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24, 12/29/49(6)(7)	$783	$203,580

		$203,580

Telecommunications — 0.2%
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20, 12/29/49(6)(7)	$789	$709,114

		$709,114

Total Corporate Bonds & Notes (identified cost $14,869,218)		$13,568,374

Exchange-Traded Funds — 0.6%

Security	Shares	Value

Equity Funds — 0.6%
iShares MSCI Japan ETF	212,313	$2,615,696

Total Exchange-Traded Funds (identified cost $2,740,450)		$2,615,696

Rights — 0.0%(10)

Security	Shares	Value
Mediolanum SpA, Exp. 11/26/15(1)	464,789	$30

Total Rights (identified cost $0)		$30

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Portfolio of Investments — continued

Short-Term Investments — 3.9%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.13%(11)(12)	$6,864	$6,864,009
Eaton Vance Cash Reserves Fund, LLC, 0.20%(12)	8,794	8,794,127

Total Short-Term Investments (identified cost $15,658,136)		$15,658,136

Total Investments — 101.6% (identified cost $382,781,050)		$410,499,728

Other Assets, Less Liabilities — (1.6)%		$(6,929,701)

Net Assets — 100.0%		$403,570,027

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	When-issued security.

(3)	Restricted security (see Note 8).

(4)	Includes 25,499 shares to be issued upon mandatory exercise of rights pursuant to the share subscription offering.

(5)	All or a portion of this security was on loan at October 31, 2015.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $13,626,051 or 3.4% of the Fund’s net assets.

(7)	Security converts to floating rate after the indicated fixed-rate coupon period.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $901,469 or 0.2% of the Fund’s net assets.

(10)	Amount is less than 0.05%.

(11)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at October 31, 2015. Other Assets, Less Liabilities includes an equal and offsetting liability of the Fund to repay collateral amounts upon the return of loaned securities.

(12)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	58.0%	$238,143,472
United Kingdom	13.4	55,171,957
France	5.6	22,887,536
Japan	4.2	17,391,380
Switzerland	3.7	15,141,743
Netherlands	3.6	14,597,879
Italy	2.0	8,017,288
Germany	1.6	6,705,994
Australia	1.3	5,289,363
Spain	1.2	5,101,701
Belgium	1.2	4,712,248
Ireland	1.1	4,482,071
Denmark	0.8	3,361,409
Israel	0.6	2,423,712
China	0.6	2,326,786
Brazil	0.2	868,605
Colombia	0.2	709,114
Chile	0.1	551,774
Exchange-Traded Funds	0.6	2,615,696

Total Investments	100.0%	$410,499,728

Abbreviations:

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

11	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value including $6,626,774 of securities on loan (identified cost, $367,122,914)	$394,841,592
Affiliated investments, at value (identified cost, $15,658,136)	15,658,136
Cash	4,152
Foreign currency, at value (identified cost, $4,001,722)	3,952,936
Dividends and interest receivable	449,858
Interest receivable from affiliated investment	871
Receivable for investments sold	1,046,549
Receivable for Fund shares sold	338,406
Securities lending income receivable	8,980
Tax reclaims receivable	1,858,329
Total assets	$418,159,809

Liabilities
Collateral for securities loaned	$6,864,009
Payable for investments purchased	2,364,088
Payable for when-issued securities	4,279,108
Payable for Fund shares redeemed	499,549
Payable to affiliates:
Investment adviser fee	219,044
Administration fee	50,549
Distribution and service fees	158,361
Trustees’ fees	1,944
Accrued expenses	153,130
Total liabilities	$14,589,782
Net Assets	$403,570,027

Sources of Net Assets
Paid-in capital	$487,536,623
Accumulated net realized loss	(113,308,001)
Accumulated undistributed net investment income	1,584,838
Net unrealized appreciation	27,756,567
Total	$403,570,027

Class A Shares
Net Assets	$192,075,717
Shares Outstanding	22,823,732
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.42
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.93

Class C Shares
Net Assets	$141,117,496
Shares Outstanding	16,926,330
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.34

Class I Shares
Net Assets	$69,610,211
Shares Outstanding	8,281,033
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.41

Class R Shares
Net Assets	$766,603
Shares Outstanding	91,315
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.40

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends (net of foreign taxes, $1,365,603)	$17,879,297
Interest	972,063
Securities lending income, net	508,800
Interest allocated from affiliated investment	8,732
Expenses allocated from affiliated investment	(654)
Total investment income	$19,368,238

Expenses
Investment adviser fee	$2,684,700
Administration fee	619,546
Distribution and service fees
Class A	497,528
Class C	1,467,797
Class R	3,558
Trustees’ fees and expenses	22,029
Custodian fee	247,418
Transfer and dividend disbursing agent fees	291,230
Legal and accounting services	53,845
Printing and postage	64,928
Registration fees	83,811
Miscellaneous	76,241
Total expenses	$6,112,631

Net investment income	$13,255,607

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$506,668
Investment transactions allocated from affiliated investment	10
Foreign currency and forward foreign currency exchange contract transactions	(646,541)
Net realized loss	$(139,863)
Change in unrealized appreciation (depreciation) —
Investments	$(15,563)
Foreign currency	(1,879)
Net change in unrealized appreciation (depreciation)	$(17,442)

Net realized and unrealized loss	$(157,305)

Net increase in net assets from operations	$13,098,302

13	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$13,255,607	$16,859,874
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	(139,863)	65,777,422
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(17,442)	(47,841,846)
Net increase in net assets from operations	$13,098,302	$34,795,450
Distributions to shareholders —
From net investment income
Class A	$(8,113,977)	$(9,035,943)
Class C	(4,958,036)	(5,224,919)
Class I	(2,840,272)	(2,365,346)
Class R	(27,592)	(21,755)
Total distributions to shareholders	$(15,939,877)	$(16,647,963)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$24,608,118	$26,757,837
Class C	12,777,148	17,021,333
Class I	18,202,031	23,901,004
Class R	239,482	152,842
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,795,269	8,748,362
Class C	4,421,313	4,603,447
Class I	2,398,579	1,978,654
Class R	27,592	21,729
Cost of shares redeemed
Class A	(43,804,427)	(63,516,144)
Class C	(25,303,961)	(30,499,226)
Class I	(14,657,462)	(11,843,668)
Class R	(81,445)	(220,522)
Net decrease in net assets from Fund share transactions	$(13,377,763)	$(22,894,352)

Net decrease in net assets	$(16,219,338)	$(4,746,865)

Net Assets
At beginning of year	$419,789,365	$424,536,230
At end of year	$403,570,027	$419,789,365

Accumulated undistributed net investment income included in net assets
At end of year	$1,584,838	$3,940,921

14	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value — Beginning of year	$8.470	$8.120		$7.070		$6.900		$7.270

Income (Loss) From Operations
Net investment income(1)	$0.291	$0.354	(2)	$0.380	(2)	$0.425	(3)	$0.448	(3)
Net realized and unrealized gain (loss)	0.004	0.340		0.994		0.141		(0.350)

Total income from operations	$0.295	$0.694		$1.374		$0.566		$0.098

Less Distributions
From net investment income	$(0.345)	$(0.344)		$(0.324)		$(0.396)		$(0.468)

Total distributions	$(0.345)	$(0.344)		$(0.324)		$(0.396)		$(0.468)

Net asset value — End of year	$8.420	$8.470		$8.120		$7.070		$6.900

Total Return(4)	3.53%	8.65%		19.88%		8.35%		1.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$192,076	$204,799		$223,208		$212,233		$215,735
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.25%	1.24%		1.26%		1.26%		1.27%
Net investment income	3.44%	4.21	%(2)	5.04	%(2)	6.14	%(3)	6.11	%(3)
Portfolio Turnover of the Portfolio(7)	—	—		—		97	%(8)	124%
Portfolio Turnover of the Fund	135%	119%		114%		35	%(8)(9)	—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.190 and $0.103 per share for the years ended October 31, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.95% and 3.68% for the years ended October 31, 2014 and 2013, respectively.

(3)

Net investment income per share includes special dividends (including allocated from the Portfolio) which amounted to $0.059 and $0.091 per share for the years ended October 31, 2012 and 2011, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.29% and 4.87% for the years ended October 31, 2012 and 2011, respectively.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	Not annualized.

(9)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to August 22, 2012 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value — Beginning of year	$8.400	$8.050		$7.020		$6.850		$7.220

Income (Loss) From Operations
Net investment income(1)	$0.226	$0.285	(2)	$0.321	(2)	$0.369	(3)	$0.391	(3)
Net realized and unrealized gain (loss)	(0.003)	0.347		0.977		0.147		(0.347)

Total income from operations	$0.223	$0.632		$1.298		$0.516		$0.044

Less Distributions
From net investment income	$(0.283)	$(0.282)		$(0.268)		$(0.346)		$(0.414)

Total distributions	$(0.283)	$(0.282)		$(0.268)		$(0.346)		$(0.414)

Net asset value — End of year	$8.340	$8.400		$8.050		$7.020		$6.850

Total Return(4)	2.69%	7.93%		18.85%		7.79%		0.47%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$141,117	$150,189		$152,570		$140,506		$147,083
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	2.00%	1.99%		2.01%		2.01%		2.02%
Net investment income	2.70%	3.42	%(2)	4.28	%(2)	5.38	%(3)	5.36	%(3)
Portfolio Turnover of the Portfolio(7)	—	—		—		97	%(8)	124%
Portfolio Turnover of the Fund	135%	119%		114%		35	%(8)(9)	—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.186 and $0.102 per share for the years ended October 31, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.19% and 2.93% for the years ended October 31, 2014 and 2013, respectively.

(3)

Net investment income per share includes special dividends (including allocated from the Portfolio) which amounted to $0.059 and $0.090 per share for the years ended October 31, 2012 and 2011, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.53% and 4.13% for the years ended October 31, 2012 and 2011, respectively.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to August 22, 2012 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value — Beginning of year	$8.460	$8.110		$7.070		$6.900		$7.260

Income (Loss) From Operations
Net investment income(1)	$0.307	$0.350	(2)	$0.401	(2)	$0.442	(3)	$0.467	(3)
Net realized and unrealized gain (loss)	0.004	0.368		0.985		0.140		(0.337)

Total income from operations	$0.311	$0.718		$1.386		$0.582		$0.130

Less Distributions
From net investment income	$(0.361)	$(0.368)		$(0.346)		$(0.412)		$(0.490)

Total distributions	$(0.361)	$(0.368)		$(0.346)		$(0.412)		$(0.490)

Net asset value — End of year	$8.410	$8.460		$8.110		$7.070		$6.900

Total Return(4)	3.74%	8.98%		20.09%		8.76%		1.66%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$69,610	$64,213		$48,148		$41,820		$46,856
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.01%	0.99%		1.01%		1.01%		1.02%
Net investment income	3.63%	4.16	%(2)	5.32	%(2)	6.39	%(3)	6.38	%(3)
Portfolio Turnover of the Portfolio(7)	—	—		—		97	%(8)	124%
Portfolio Turnover of the Fund	135%	119%		114%		35	%(8)(9)	—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.173 and $0.102 per share for the years ended October 31, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.10% and 3.96% for the years ended October 31, 2014 and 2013, respectively.

(3)

Net investment income per share includes special dividends (including allocated from the Portfolio) which amounted to $0.060 and $0.080 per share for the years ended October 31, 2012 and 2011, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.53% and 5.28% for the years ended October 31, 2012 and 2011, respectively.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to August 22, 2012 and which had the same investment objective and policies as the Fund during such period.

17	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value — Beginning of year	$8.460	$8.100		$7.060		$6.900		$7.260

Income (Loss) From Operations
Net investment income(1)	$0.282	$0.340	(2)	$0.371	(2)	$0.407	(3)	$0.427	(3)
Net realized and unrealized gain (loss)	(0.011)	0.340		0.975		0.135		(0.335)

Total income from operations	$0.271	$0.680		$1.346		$0.542		$0.092

Less Distributions
From net investment income	$(0.331)	$(0.320)		$(0.306)		$(0.382)		$(0.452)

Total distributions	$(0.331)	$(0.320)		$(0.306)		$(0.382)		$(0.452)

Net asset value — End of year	$8.400	$8.460		$8.100		$7.060		$6.900

Total Return(4)	3.25%	8.50%		19.48%		8.14%		1.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$767	$588		$610		$598		$589
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.50%	1.48%		1.51%		1.51%		1.52%
Net investment income	3.34%	4.05	%(2)	4.92	%(2)	5.89	%(3)	5.85	%(3)
Portfolio Turnover of the Portfolio(7)	—	—		—		97	%(8)	124%
Portfolio Turnover of the Fund	135%	119%		114%		35	%(8)(9)	—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.199 and $0.104 per share for the years ended October 31, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.68% and 3.54% for the years ended October 31, 2014 and 2013, respectively.

(3)

Net investment income per share includes special dividends (including allocated from the Portfolio) which amounted to $0.058 and $0.088 per share for the years ended October 31, 2012 and 2011, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.05% and 4.64% for the years ended October 31, 2012 and 2011, respectively.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to August 22, 2012 and which had the same investment objective and policies as the Fund during such period.

18	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder Fund (formerly, Eaton Vance Global Dividend Income Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve total return for its shareholders. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities.  Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations.  Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives.  Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies.  Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds.  The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Fund’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

Fair Valuation.  Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained

19

Eaton Vance

Global Income Builder Fund

October 31, 2015

Notes to Financial Statements — continued

from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning income on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

20

Eaton Vance

Global Income Builder Fund

October 31, 2015

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$15,939,877	$16,647,963

During the year ended October 31, 2015, accumulated net realized loss was increased by $328,187 and accumulated undistributed net investment income was increased by $328,187 due to differences between book and tax accounting, primarily for foreign currency gain (loss), accretion of market discount, distributions from real estate investment trusts (REITs) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,562,606
Capital loss carryforwards and deferred capital losses	$(112,712,627)
Net unrealized appreciation	$27,183,425

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, investments in partnerships, accretion of market discount, and distributions from REITs.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $112,419,452 and deferred capital losses of $293,175 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($6,061,453), October 31, 2017 ($74,538,069), October 31, 2018 ($27,975,696) and October 31, 2019 ($3,844,234) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2015, $293,175 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$383,351,153

Gross unrealized appreciation	$38,049,700
Gross unrealized depreciation	(10,901,125)

Net unrealized appreciation	$27,148,575

21

Eaton Vance

Global Income Builder Fund

October 31, 2015

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2015, the Fund’s investment adviser fee amounted to $2,684,700 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2015, the administration fee amounted to $619,546. On November 16, 2015, the Board of Trustees approved a sub-advisory agreement between EVM and Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., with respect to the Fund. EVM will pay EVMI a portion of its advisory fees for sub-advisory services provided to the Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $9,123 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $54,400 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

During the year ended October 31, 2015, EVM reimbursed the Fund $1,148 for a trading error. The reimbursement by EVM of such amount was less than $0.01 per share and had no impact on total return.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $497,528 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $1,100,848 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2015, the Fund paid or accrued to EVD $1,779 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $366,949 and $1,779 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $6,000 and $4,000 of CDSCs paid by Class A and Class C shareholders, respectively.

22

Eaton Vance

Global Income Builder Fund

October 31, 2015

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $546,572,828 and $566,198,089, respectively, for the year ended October 31, 2015.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	2,909,306	3,194,250
Issued to shareholders electing to receive payments of distributions in Fund shares	920,367	1,040,036
Redemptions	(5,184,512)	(7,558,998)

Net decrease	(1,354,839)	(3,324,712)

	Year Ended October 31,
Class C	2015	2014

Sales	1,525,844	2,047,981
Issued to shareholders electing to receive payments of distributions in Fund shares	526,903	551,813
Redemptions	(3,015,411)	(3,668,948)

Net decrease	(962,664)	(1,069,154)

	Year Ended October 31,
Class I	2015	2014

Sales	2,145,315	2,831,585
Issued to shareholders electing to receive payments of distributions in Fund shares	283,798	235,404
Redemptions	(1,741,954)	(1,413,448)

Net increase	687,159	1,653,541

	Year Ended October 31,
Class R	2015	2014

Sales	28,251	18,069
Issued to shareholders electing to receive payments of distributions in Fund shares	3,260	2,590
Redemptions	(9,749)	(26,437)

Net increase (decrease)	21,762	(5,778)

23

Eaton Vance

Global Income Builder Fund

October 31, 2015

Notes to Financial Statements — continued

8  Restricted Securities

At October 31, 2015, the Fund owned the following security (representing 1.1% of net assets) which was acquired in a private offering to qualified institutional investors and was restricted as to public resale and not registered under the Securities Act of 1933. The Fund is restricted from selling these shares until December 4, 2015, after which time the shares can be sold under an available exemption from the registration requirements under the Securities Act of 1933, as amended. The unit cost of the shares purchased (excluding the cost to mandatorily exercise rights in a subsequent rights offering) is 94.5% of the volume weighted average price of unrestricted shares of the same issuer on the date of acquisition. Restricted securities are valued pursuant to Note 1A.

Description	Date of Acquisition	Shares	Cost	Value

Common Stock
Credit Suisse Group AG	10/21/15	191,244	$4,394,412	$4,597,466

Total Restricted Securities			$4,394,412	$4,597,466

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 2015, there were no obligations outstanding under these financial instruments.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts during the year ended October 31, 2015.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2015, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

24

Eaton Vance

Global Income Builder Fund

October 31, 2015

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(587,264)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was approximately $23,942,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Securities Lending Agreement

The Fund has established a securities lending agreement with SSBT as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in Cash Collateral Fund. The Fund earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Fund from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended October 31, 2015 amounted to $21,748.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund.

At October 31, 2015, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned amounted to $6,626,774 and $6,864,009, respectively. The carrying amount of the liability for collateral for securities loaned at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 13) at October 31, 2015.

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

25

Eaton Vance

Global Income Builder Fund

October 31, 2015

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$27,183,946	$24,604,127		$—	$51,788,073
Consumer Staples	22,509,954	25,577,145		—	48,087,099
Energy	22,180,402	5,308,907		—	27,489,309
Financials	34,940,148	34,879,104		—	69,819,252
Health Care	24,598,374	16,191,942		—	40,790,316
Industrials	23,238,513	14,455,399		—	37,693,912
Information Technology	48,095,919	1,584,797		—	49,680,716
Telecommunication Services	—	16,402,985		—	16,402,985
Utilities	6,648,118	5,073,470		—	11,721,588

Total Common Stocks	$209,395,374	$144,077,876	*	$—	$353,473,250

Preferred Stocks
Consumer Staples	$—	$1,214,798		$—	$1,214,798
Energy	—	752,488		—	752,488
Financials	8,004,314	11,936,443		—	19,940,757
Industrials	—	968,310		—	968,310
Utilities	814,265	1,493,624		—	2,307,889

Total Preferred Stocks	$8,818,579	$16,365,663		$—	$25,184,242

Corporate Bonds & Notes	$—	$13,568,374		$—	$13,568,374

Exchange-Traded Funds	2,615,696	—		—	2,615,696

Rights	—	30		—	30
Short-Term Investments	—	15,658,136		—	15,658,136

Total Investments	$220,829,649	$189,670,079		$—	$410,499,728

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

14  Name Change

Effective December 7, 2015, the name of Eaton Vance Global Income Builder Fund was changed from Eaton Vance Global Dividend Income Fund.

26

Eaton Vance

Global Income Builder Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Income Builder Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder Fund (formerly, Eaton Vance Global Dividend Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Income Builder Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2015

27

Eaton Vance

Global Income Builder Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2015, the Fund designates approximately $18,084,646, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 37.38% qualifies for the corporate dividends received deduction.

28

Eaton Vance

Global Income Builder Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

29

Eaton Vance

Global Income Builder Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

30

Eaton Vance

Global Income Builder Fund

October 31, 2015

Management and Organization — continued

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Management (International) Limited

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634    10.31.15

Eaton Vance

Global Macro Absolute

Return Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Global Macro Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 65

Federal Tax Information	19

Management and Organization	66

Important Notices	69

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The divergent performance of major economies and a steep drop in commodity prices were key themes influencing the financial markets during the 12 months ended October 31, 2015. Global equity returns were flat, corporate credit spreads generally widened and the U.S. dollar strengthened broadly. Government bond yields fell across developed markets, while spreads on emerging market sovereign debt widened relative to comparable-maturity U.S. Treasury securities.

The U.S. economy continued to grow at a moderate pace, with the exception of a rough patch over the winter related to weather and West Coast port disruptions. The unemployment rate declined, home values rose and gasoline prices tumbled, leaving consumers with more discretionary income. The Federal Reserve held short-term interest rates steady but signaled that a rate hike could be imminent should the economy strengthen further. In contrast, weak economic data in Europe and Japan prompted the European Central Bank to launch a bond-buying program and the Bank of Japan to increase stimulus.

Developments in China took center stage in the second half of the period. After a powerful spring rally, Chinese equities plummeted over the summer on signs that the world’s second-largest economy might be slowing more abruptly than investors had previously thought. Chinese policymakers took numerous steps to stabilize their stock market and boost growth, including devaluing the yuan. The instability in China sparked a global sell-off in risk assets, with commodities and financial assets in commodity-exporting countries bearing the brunt of the decline. Chinese stocks rebounded in the final weeks of the period, although economic data remained soft.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Global Macro Absolute Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 1.58%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), returned 0.02% during the period.

In terms of risk factors, the Fund’s exposure to interest rates contributed the most to returns, and currency, credit and commodity positions also added value. Equity exposure detracted from results, driven by investments in select Asian markets.

On a regional basis, Eastern Europe was the top contributor, followed by Western Europe and the Dollar Bloc. In Eastern Europe, currency, credit and rates exposures favorably impacted Fund performance, including a short Russian ruble position versus the U.S. dollar and long positions in Slovenian credit, Romanian rates and the Serbian dinar versus the euro. In Western Europe, currency gains overcame credit losses, helped by long exposure to the Icelandic krona. Positive results in the Dollar Bloc were largely due to short positions in the Australian, New Zealand and Canadian dollars — commodity-oriented currencies that weakened amid central bank easing and plunging commodity prices.

Asia and the Middle East made modest contributions to return, while Latin America and Africa detracted. Latin America had the largest negative impact on Fund performance, as gains on credit exposures were not strong enough to offset currency and rates losses. Falling oil prices hurt a long Mexican peso position, and long exposure to Brazilian rates was unfavorable as Brazil’s central bank raised interest rates, despite economic weakness. A long position in the Zambian kwacha led the decline in Africa.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	10/31/1997	1.58%	1.40%	4.31%
Class A with 4.75% Maximum Sales Charge	—	—	–3.27	0.43	3.80
Class C at NAV	10/01/2009	10/31/1997	0.91	0.69	3.86
Class C with 1% Maximum Sales Charge	—	—	–0.07	0.69	3.86
Class I at NAV	06/27/2007	10/31/1997	1.80	1.70	4.55
Class R at NAV	04/08/2010	10/31/1997	1.36	1.19	4.18
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.02%	0.07%	1.31%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.17%	1.87%	0.87%	1.36%
Net		1.05	1.75	0.75	1.24

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2005	$14,604	N.A.
Class I	$250,000	10/31/2005	$390,084	N.A.
Class R	$10,000	10/31/2005	$15,071	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of securities sold short.

Foreign Currency Exposure (% of net assets)7

Serbia	4.3%		Peru	-1.3%

India	3.1		China	-1.3

Iceland	2.8		Copper	-1.4

Poland	2.0		Singapore	-1.5

Lebanon	2.0		Japan	-1.7

United Kingdom	1.9		Taiwan	-3.5

Mexico	1.7		Oman	-4.9

Turkey	1.5		Euro	-15.3

Other	2.9	*	Total Long	23.3

Australia	-1.0		Total Short	-34.1

Brent Crude Oil	-1.1		Total Net	-10.8

*	Includes amounts each less than 1.0% or -1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Portfolio (the Portfolio) into which the Fund invests. Performance of Class C and Class R is linked to Class A of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios are not a result of a fee waiver or expense reimbursement. Net expense ratios exclude interest expense associated with certain investment transactions.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other net assets represent other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$993.60	$5.33	1.06%
Class C	$1,000.00	$989.80	$8.83	1.76%
Class I	$1,000.00	$994.20	$3.82	0.76%
Class R	$1,000.00	$991.50	$6.32	1.26%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.40	1.06%
Class C	$1,000.00	$1,016.30	$8.94	1.76%
Class I	$1,000.00	$1,021.40	$3.87	0.76%
Class R	$1,000.00	$1,018.90	$6.41	1.26%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Global Macro Portfolio, at value (identified cost, $4,439,543,778)	$4,299,880,602
Receivable for Fund shares sold	21,305,472
Total assets	$4,321,186,074

Liabilities
Payable for Fund shares redeemed	$13,951,293
Payable to affiliates:
Distribution and service fees	398,959
Trustees’ fees	42
Accrued expenses	599,347
Total liabilities	$14,949,641
Net Assets	$4,306,236,433

Sources of Net Assets
Paid-in capital	$4,700,380,013
Accumulated net realized loss from Portfolio	(327,851,025)
Accumulated undistributed net investment income	73,370,621
Net unrealized depreciation from Portfolio	(139,663,176)
Total	$4,306,236,433

Class A Shares
Net Assets	$553,639,981
Shares Outstanding	60,460,381
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.16
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.62

Class C Shares
Net Assets	$302,450,909
Shares Outstanding	32,945,207
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.18

Class I Shares
Net Assets	$3,449,242,954
Shares Outstanding	377,334,350
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.14

Class R Shares
Net Assets	$902,589
Shares Outstanding	98,397
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.17

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest allocated from Portfolio (net of foreign taxes, $2,736,841)	$210,113,305
Dividends allocated from Portfolio (net of foreign taxes, $21,125)	1,536,937
Expenses, excluding interest expense, allocated from Portfolio	(27,036,527)
Interest expense allocated from Portfolio	(1,084,085)
Total investment income from Portfolio	$183,529,630

Expenses
Distribution and service fees
Class A	$1,798,357
Class C	3,292,112
Class R	3,846
Trustees’ fees and expenses	499
Custodian fee	60,556
Transfer and dividend disbursing agent fees	3,420,713
Legal and accounting services	105,561
Printing and postage	252,467
Registration fees	146,872
Miscellaneous	36,573
Total expenses	$9,117,556

Net investment income	$174,412,074

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $1,320,277)	$(146,291,296)
Written options	6,510,116
Securities sold short	(108,036)
Futures contracts	(43,111,588)
Swap contracts	32,281,559
Foreign currency and forward foreign currency exchange contract transactions	248,018,445
Non-deliverable bond forward contracts	(6,678,845)
Net realized gain	$90,620,355
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $528,082 and net decrease of $5,639,145 from precious metals)	$(107,383,484)
Written options and swaptions	8,198,990
Securities sold short	2,552,929
Futures contracts	(6,584,617)
Swap contracts	(30,894,843)
Foreign currency and forward foreign currency exchange contracts	(59,435,471)
Non-deliverable bond forward contracts	(795,351)
Net change in unrealized appreciation (depreciation)	$(194,341,847)

Net realized and unrealized loss	$(103,721,492)

Net increase in net assets from operations	$70,690,582

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$174,412,074	$177,077,400
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	90,620,355	(154,807,281)
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(194,341,847)	134,879,263
Net increase in net assets from operations	$70,690,582	$157,149,382
Distributions to shareholders —
From net investment income
Class A	$(22,821,035)	$(28,917,185)
Class C	(9,979,574)	(12,366,797)
Class I	(136,685,035)	(129,972,198)
Class R	(27,892)	(25,980)
Tax return of capital
Class A	—	(3,030,408)
Class C	—	(1,302,904)
Class I	—	(13,840,290)
Class R	—	(2,908)
Total distributions to shareholders	$(169,513,536)	$(189,458,670)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$164,199,913	$212,683,303
Class C	35,350,308	36,171,805
Class I	1,421,025,885	1,383,047,247
Class R	334,263	335,359
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	21,730,266	30,160,956
Class C	8,129,911	11,040,041
Class I	77,454,542	79,379,446
Class R	27,892	28,885
Cost of shares redeemed
Class A	(267,495,486)	(722,961,342)
Class C	(102,991,573)	(276,463,342)
Class I	(1,140,586,429)	(2,762,512,751)
Class R	(268,164)	(320,589)
Net increase (decrease) in net assets from Fund share transactions	$216,911,328	$(2,009,410,982)

Net increase (decrease) in net assets	$118,088,374	$(2,041,720,270)

Net Assets
At beginning of year	$4,188,148,059	$6,229,868,329
At end of year	$4,306,236,433	$4,188,148,059

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$73,370,621	$(39,807,531)

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.370	$9.420	$9.900	$9.960	$10.320

Income (Loss) From Operations
Net investment income(1)	$0.372	$0.329	$0.270	$0.369	$0.289
Net realized and unrealized loss	(0.224)	(0.021)	(0.392)	(0.071)	(0.247)

Total income (loss) from operations	$0.148	$0.308	$(0.122)	$0.298	$0.042

Less Distributions
From net investment income	$(0.358)	$(0.322)	$(0.145)	$(0.313)	$(0.371)
From net realized gain	—	—	—	(0.045)	—
Tax return of capital	—	(0.036)	(0.213)	—	(0.031)

Total distributions	$(0.358)	$(0.358)	$(0.358)	$(0.358)	$(0.402)

Net asset value — End of year	$9.160	$9.370	$9.420	$9.900	$9.960

Total Return(2)	1.58%	3.34%	(1.28)%	3.06%	0.40%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$553,640	$648,306	$1,134,462	$1,557,259	$1,786,581
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.07%	1.17%	1.32%	1.32%	1.14%
Net investment income	3.98%	3.51%	2.77%	3.72%	2.83%
Portfolio Turnover of the Portfolio	66%	66%	56%	39%	33%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.12%, 0.31%, 0.30% and 0.10% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.390	$9.430	$9.910	$9.960	$10.320

Income (Loss) From Operations
Net investment income(1)	$0.307	$0.264	$0.203	$0.299	$0.217
Net realized and unrealized loss	(0.231)	(0.018)	(0.397)	(0.063)	(0.249)

Total income (loss) from operations	$0.076	$0.246	$(0.194)	$0.236	$(0.032)

Less Distributions
From net investment income	$(0.286)	$(0.257)	$(0.116)	$(0.241)	$(0.303)
From net realized gain	—	—	—	(0.045)	—
Tax return of capital	—	(0.029)	(0.170)	—	(0.025)

Total distributions	$(0.286)	$(0.286)	$(0.286)	$(0.286)	$(0.328)

Net asset value — End of year	$9.180	$9.390	$9.430	$9.910	$9.960

Total Return(2)	0.91%	2.55%	(2.01)%	2.41%	(0.33)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$302,451	$368,893	$600,977	$818,826	$1,047,345
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.77%	1.87%	2.02%	2.02%	1.84%
Net investment income	3.28%	2.81%	2.08%	3.02%	2.13%
Portfolio Turnover of the Portfolio	66%	66%	56%	39%	33%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.12%, 0.31%, 0.30% and 0.10% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.360	$9.410	$9.890	$9.950	$10.310

Income (Loss) From Operations
Net investment income(1)	$0.399	$0.357	$0.296	$0.398	$0.318
Net realized and unrealized loss	(0.231)	(0.019)	(0.388)	(0.070)	(0.247)

Total income (loss) from operations	$0.168	$0.338	$(0.092)	$0.328	$0.071

Less Distributions
From net investment income	$(0.388)	$(0.349)	$(0.157)	$(0.343)	$(0.398)
From net realized gain	—	—	—	(0.045)	—
Tax return of capital	—	(0.039)	(0.231)	—	(0.033)

Total distributions	$(0.388)	$(0.388)	$(0.388)	$(0.388)	$(0.431)

Net asset value — End of year	$9.140	$9.360	$9.410	$9.890	$9.950

Total Return(2)	1.80%	3.68%	(0.98)%	3.37%	0.68%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,449,243	$3,170,124	$4,493,643	$4,107,110	$3,658,008
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.77%	0.87%	1.02%	1.02%	0.85%
Net investment income	4.28%	3.81%	3.04%	4.03%	3.13%
Portfolio Turnover of the Portfolio	66%	66%	56%	39%	33%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.12%, 0.31%, 0.30% and 0.11% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.380	$9.430	$9.910	$9.970	$10.330

Income (Loss) From Operations
Net investment income(1)	$0.353	$0.312	$0.248	$0.350	$0.269
Net realized and unrealized loss	(0.225)	(0.024)	(0.390)	(0.072)	(0.249)

Total income (loss) from operations	$0.128	$0.288	$(0.142)	$0.278	$0.020

Less Distributions
From net investment income	$(0.338)	$(0.304)	$(0.137)	$(0.293)	$(0.351)
From net realized gain	—	—	—	(0.045)	—
Tax return of capital	—	(0.034)	(0.201)	—	(0.029)

Total distributions	$(0.338)	$(0.338)	$(0.338)	$(0.338)	$(0.380)

Net asset value — End of year	$9.170	$9.380	$9.430	$9.910	$9.970

Total Return(2)	1.36%	3.12%	(1.58)%	2.95%	0.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$903	$825	$785	$760	$702
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.27%	1.36%	1.52%	1.52%	1.34%
Net investment income	3.77%	3.33%	2.54%	3.53%	2.63%
Portfolio Turnover of the Portfolio	66%	66%	56%	39%	33%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.12%, 0.31%, 0.30% and 0.10% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (90.5% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

14

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivatives positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$169,513,536	$171,282,160
Tax return of capital	$—	$18,176,510

During the year ended October 31, 2015, accumulated net realized loss was increased by $143,143,126, accumulated distributions in excess of net investment income was decreased by $108,279,614 and paid-in capital was increased by $34,863,512 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes, investments in passive foreign investment companies, paydown gain (loss), swap contracts, premium amortization, accretion of market discount, the Portfolio’s investment in a subsidiary, partnership allocations and wash sales. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$77,258,906
Deferred capital losses	$(256,656,794)
Net unrealized depreciation	$(214,745,692)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, foreign currency transactions, futures contracts, swap contracts, tax straddle transactions, premium amortization, accretion of market discount and the Portfolio’s investment in a subsidiary.

At October 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $256,656,794 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2015, $97,406,421 are short-term and $159,250,373 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2015, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

15

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $463,198 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $23,083 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $1,798,357 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $2,469,084 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2015, the Fund paid or accrued to EVD $1,923 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $823,028 and $1,923 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $1,000 and $16,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $407,600,531 and $376,213,393, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	17,582,726	22,684,513
Issued to shareholders electing to receive payments of distributions in Fund shares	2,331,205	3,224,709
Redemptions	(28,644,804)	(77,137,746)

Net decrease	(8,730,873)	(51,228,524)

16

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2015	2014

Sales	3,777,464	3,851,647
Issued to shareholders electing to receive payments of distributions in Fund shares	870,253	1,178,841
Redemptions	(11,005,029)	(29,454,517)

Net decrease	(6,357,312)	(24,424,029)

	Year Ended October 31,
Class I	2015	2014

Sales	152,740,054	147,774,839
Issued to shareholders electing to receive payments of distributions in Fund shares	8,325,927	8,498,939
Redemptions	(122,544,431)	(294,958,585)

Net increase (decrease)	38,521,550	(138,684,807)

	Year Ended October 31,
Class R	2015	2014

Sales	35,933	35,703
Issued to shareholders electing to receive payments of distributions in Fund shares	2,990	3,084
Redemptions	(28,430)	(34,135)

Net increase	10,493	4,652

17

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

18

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2015, the Fund paid foreign taxes of $4,078,243 and recognized foreign source income of $99,259,893.

19

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments

Foreign Government Bonds — 61.7%

Security		Principal Amount (000’s omitted)	Value

Albania — 0.6%
Republic of Albania, 7.50%, 11/4/15(1)	EUR	16,074	$17,693,809
Republic of Albania, 7.78%, 9/16/22	ALL	359,600	2,863,503
Republic of Albania, 8.80%, 10/23/25	ALL	480,800	3,792,530
Republic of Albania, 8.93%, 4/23/25	ALL	483,300	3,918,029

Total Albania			$28,267,871

Angola — 0.5%
Republic of Angola Via Northern Lights III BV, 7.00%, 8/16/19(1)	USD	24,254	$23,738,602

Total Angola			$23,738,602

Argentina — 1.0%
Republic of Argentina, 8.28%, 12/31/33(2)(3)	USD	25,227	$24,287,107
Republic of Argentina, 8.75%, 5/7/24	USD	23,301	23,638,375

Total Argentina			$47,925,482

Armenia — 0.8%
Republic of Armenia, 6.00%, 9/30/20(1)	USD	1,450	$1,439,828
Republic of Armenia, 7.15%, 3/26/25(1)	USD	37,234	37,044,851

Total Armenia			$38,484,679

Bangladesh — 0.7%
Bangladesh Treasury Bond, 8.50%, 12/7/16	BDT	234,600	$3,110,020
Bangladesh Treasury Bond, 8.50%, 3/4/17	BDT	100,000	1,330,236
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	72,000	942,945
Bangladesh Treasury Bond, 10.70%, 11/6/15	BDT	450,000	5,784,508
Bangladesh Treasury Bond, 11.48%, 7/4/17	BDT	100,400	1,398,380
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	288,000	4,050,635
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	139,900	1,973,928
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	135,600	1,899,830
Bangladesh Treasury Bond, 11.62%, 1/2/18	BDT	91,300	1,293,448
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	157,700	2,257,345
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	151,800	2,190,124
Bangladesh Treasury Bond, 11.75%, 7/10/18	BDT	308,400	4,434,117
Bangladesh Treasury Bond, 11.82%, 3/6/18	BDT	291,700	4,175,447

Total Bangladesh			$34,840,963

Security		Principal Amount (000’s omitted)	Value

Barbados — 0.5%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	25,770	$22,129,988
Barbados Government International Bond, 6.625%, 12/5/35(4)	USD	3,291	2,826,146

Total Barbados			$24,956,134

Belarus — 0.4%
Republic of Belarus, 8.95%, 1/26/18(1)	USD	20,073	$20,840,993

Total Belarus			$20,840,993

Colombia — 0.2%
Republic of Colombia, 5.00%, 6/15/45	USD	10,210	$9,112,425

Total Colombia			$9,112,425

Costa Rica — 0.1%
Titulo Propiedad UD, 1.00%, 1/12/22(5)	CRC	1,573,970	$2,548,170
Titulo Propiedad UD, 1.63%, 7/13/16(5)	CRC	175,467	324,489

Total Costa Rica			$2,872,659

Croatia — 2.9%
Croatia Government International Bond, 6.25%, 4/27/17(1)	USD	130,425	$136,715,398

Total Croatia			$136,715,398

Cyprus — 1.7%
Republic of Cyprus, 3.75%, 11/1/15(1)(4)	EUR	27,682	$30,440,520
Republic of Cyprus, 3.875%, 5/6/22(1)	EUR	14,136	16,065,092
Republic of Cyprus, 4.625%, 2/3/20(1)(4)	EUR	9,538	11,330,164
Republic of Cyprus, 4.75%, 6/25/19(1)	EUR	20,564	24,473,371

Total Cyprus			$82,309,147

Dominican Republic — 1.5%
Dominican Republic International Bond, 5.50%, 1/27/25(4)	USD	9,794	$9,745,030
Dominican Republic International Bond, 8.625%, 4/20/27(1)	USD	12,249	14,668,177
Dominican Republic International Bond, 8.625%, 4/20/27(4)	USD	1,384	1,657,340
Dominican Republic International Bond, 10.40%, 5/10/19(1)	DOP	758,300	17,083,359
Dominican Republic International Bond, 13.50%, 8/4/17(1)	DOP	39,400	927,428
Dominican Republic International Bond, 14.00%, 6/8/18(1)	DOP	854,700	20,792,597

20	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Dominican Republic (continued)
Dominican Republic International Bond, 16.00%, 2/10/17(1)	DOP	258,000	$6,150,801

Total Dominican Republic			$71,024,732

Ecuador — 3.3%
Republic of Ecuador, 7.95%, 6/20/24(1)	USD	88,712	$67,864,680
Republic of Ecuador, 7.95%, 6/20/24(4)	USD	36,244	27,726,660
Republic of Ecuador, 9.375%, 12/15/15(1)	USD	30,813	30,427,837
Republic of Ecuador, 10.50%, 3/24/20(4)	USD	37,828	31,397,240

Total Ecuador			$157,416,417

Egypt — 0.8%
Arab Republic of Egypt, 5.875%, 6/11/25(4)	USD	38,277	$35,932,534

Total Egypt			$35,932,534

Fiji — 0.8%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	39,555	$39,357,225

Total Fiji			$39,357,225

Georgia — 0.1%
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	825	$335,955
Republic of Gerogia, 6.875%, 4/12/21(1)	USD	2,606	2,792,980

Total Georgia			$3,128,935

Germany — 0.4%
Bundesrepublik Deutschland, 3.50%, 7/4/19(1)	EUR	15,000	$18,754,487

Total Germany			$18,754,487

Iceland — 2.2%
Republic of Iceland, 6.25%, 2/5/20	ISK	4,279,340	$31,353,230
Republic of Iceland, 6.50%, 1/24/31	ISK	374,275	2,381,496
Republic of Iceland, 7.25%, 10/26/22	ISK	2,834,276	18,746,219
Republic of Iceland, 8.00%, 6/12/25	ISK	3,270,870	26,636,222
Republic of Iceland, 8.75%, 2/26/19	ISK	3,691,371	22,819,176

Total Iceland			$101,936,343

India — 2.8%
India Government Bond, 7.16%, 5/20/23	INR	2,041,030	$30,256,220
India Government Bond, 8.12%, 12/10/20	INR	1,084,330	16,882,028
India Government Bond, 8.15%, 11/24/26	INR	1,000,000	15,726,100
India Government Bond, 8.28%, 9/21/27	INR	963,780	15,197,164
India Government Bond, 8.40%, 7/28/24	INR	970,000	15,414,813

Security		Principal Amount (000’s omitted)	Value

India (continued)
India Government Bond, 8.60%, 6/2/28	INR	733,330	$11,880,496
India Government Bond, 8.83%, 11/25/23	INR	1,698,860	27,483,107

Total India			$132,839,928

Indonesia — 0.9%
Republic of Indonesia, 3.375%, 7/30/25(4)	EUR	39,602	$41,693,192

Total Indonesia			$41,693,192

Iraq — 1.2%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	74,894	$55,421,560

Total Iraq			$55,421,560

Ivory Coast — 0.5%
Ivory Coast, 5.75%, 12/31/32(1)	USD	2,130	$1,903,687
Ivory Coast, 6.375%, 3/3/28(4)	USD	22,000	20,354,400

Total Ivory Coast			$22,258,087

Kazakhstan — 2.1%
Kazakhstan Government International Bond, 5.125%, 7/21/25(4)	USD	94,099	$94,099,000
Kazakhstan Government International Bond, 6.50%, 7/21/45(4)	USD	7,565	7,451,525

Total Kazakhstan			$101,550,525

Kenya — 0.3%
Kenya Infrastructure Bond, 11.00%, 10/12/26	KES	528,100	$4,209,017
Kenya Treasury Bond, 11.855%, 5/22/17	KES	189,500	1,721,280
Republic of Kenya, 6.875%, 6/24/24(1)	USD	10,748	10,014,449

Total Kenya			$15,944,746

Lebanon — 2.2%
Lebanese Republic, 4.50%, 4/22/16	USD	23,671	$23,971,622
Lebanese Republic, 8.50%, 1/19/16(1)	USD	68,604	69,381,969
Lebanon Treasury Note, 6.18%, 7/28/16	LBP	4,201,480	2,818,956
Lebanon Treasury Note, 6.50%, 12/10/15	LBP	7,526,060	5,000,655
Lebanon Treasury Note, 6.50%, 12/27/15	LBP	4,746,410	3,156,248

Total Lebanon			$104,329,450

Macedonia — 1.7%
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	17,789	$18,935,706
Republic of Macedonia, 3.975%, 7/24/21(4)	EUR	57,481	61,025,761

21	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Macedonia (continued)
Republic of Macedonia, 4.625%, 12/8/15	EUR	1,546	$1,706,118

Total Macedonia			$81,667,585

Mongolia — 0.5%
Mongolia International Bond, 4.125%, 1/5/18(1)	USD	6,196	$5,870,710
Mongolia International Bond, 5.125%, 12/5/22(1)	USD	19,904	16,742,906

Total Mongolia			$22,613,616

New Zealand — 3.8%
New Zealand Government Bond, 2.00%, 9/20/25(1)(5)	NZD	114,413	$77,677,429
New Zealand Government Bond, 3.00%, 9/20/30(1)(5)	NZD	77,323	57,939,803
New Zealand Government Bond, 4.50%, 4/15/27(1)	NZD	40,000	30,162,936
New Zealand Government Bond, 5.50%, 4/15/23(1)	NZD	16,093	12,698,948

Total New Zealand			$178,479,116

Nigeria — 0.5%
Republic of Nigeria, 5.125%, 7/12/18(1)	USD	23,931	$23,781,431

Total Nigeria			$23,781,431

Pakistan — 1.3%
Islamic Republic of Pakistan, 6.875%, 6/1/17(1)	USD	6,390	$6,631,753
Islamic Republic of Pakistan, 7.125%, 3/31/16(1)	USD	5,164	5,228,478
Islamic Republic of Pakistan, 7.25%, 4/15/19(1)	USD	13,134	13,696,135
Islamic Republic of Pakistan, 7.25%, 4/15/19(4)	USD	14,778	15,410,498
Islamic Republic of Pakistan, 8.25%, 4/15/24(1)	USD	8,596	9,225,657
Islamic Republic of Pakistan, 8.25%, 4/15/24(4)	USD	11,413	12,249,002

Total Pakistan			$62,441,523

Paraguay — 0.6%
Republic of Paraguay, 4.625%, 1/25/23(1)	USD	335	$340,025
Republic of Paraguay, 4.625%, 1/25/23(4)	USD	500	507,500
Republic of Paraguay, 6.10%, 8/11/44(1)	USD	6,068	6,189,360
Republic of Paraguay, 6.10%, 8/11/44(4)	USD	21,065	21,486,300

Total Paraguay			$28,523,185

Philippines — 0.8%
Republic of the Philippines, 6.25%, 1/14/36	PHP	1,649,000	$38,901,889

Total Philippines			$38,901,889

Security		Principal Amount (000’s omitted)	Value

Romania — 2.1%
Romania Government Bond, 3.625%, 4/24/24(1)	EUR	20,455	$24,649,334
Romania Government Bond, 4.375%, 8/22/23(1)	USD	394	415,387
Romania Government Bond, 4.875%, 1/22/24(1)	USD	786	856,594
Romania Government Bond, 5.80%, 7/26/27	RON	31,110	9,140,167
Romania Government Bond, 5.85%, 4/26/23	RON	29,750	8,724,114
Romania Government Bond, 5.95%, 6/11/21	RON	141,330	41,062,444
Romania Government Bond, 6.125%, 1/22/44(1)	USD	500	592,979
Romania Government Bond, 6.75%, 2/7/22(1)	USD	11,762	14,049,709

Total Romania			$99,490,728

Russia — 3.7%
Russia Government Bond, 6.40%, 5/27/20	RUB	7,734,341	$106,472,510
Russia Government Bond, 6.70%, 5/15/19	RUB	1,609,021	22,979,353
Russia Government Bond, 7.50%, 2/27/19	RUB	946,480	13,854,080
Russia Government Bond, 7.60%, 4/14/21	RUB	2,366,209	33,634,547

Total Russia			$176,940,490

Rwanda — 0.5%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	24,638	$23,953,162

Total Rwanda			$23,953,162

Serbia — 7.0%
Republic of Serbia, 5.25%, 11/21/17(1)	USD	54,631	$57,063,937
Republic of Serbia, 5.875%, 12/3/18(1)	USD	57,743	61,454,431
Serbia Treasury Bond, 4.00%, 11/8/16	EUR	6,114	6,908,451
Serbia Treasury Bond, 4.50%, 6/2/17	EUR	8,700	9,976,969
Serbia Treasury Bond, 10.00%, 12/12/15	RSD	1,692,700	15,570,723
Serbia Treasury Bond, 10.00%, 1/30/16	RSD	2,869,600	26,615,504
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	38,990	362,885
Serbia Treasury Bond, 10.00%, 4/25/16	RSD	324,720	3,052,596
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	495,400	4,765,192
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	1,762,500	17,211,691
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	2,515,020	24,628,014
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	673,100	6,690,809
Serbia Treasury Bond, 10.00%, 3/2/18	RSD	362,710	3,611,596
Serbia Treasury Bond, 10.00%, 4/27/18	RSD	1,327,010	13,241,457
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	2,160,420	22,511,559
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	5,771,020	59,901,259

Total Serbia			$333,567,073

Slovenia — 2.0%
Republic of Slovenia, 4.125%, 2/18/19(1)	USD	9,953	$10,577,033
Republic of Slovenia, 5.50%, 10/26/22(1)	USD	16,570	18,813,710

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Slovenia (continued)
Republic of Slovenia, 5.85%, 5/10/23(4)	USD	55,629	$64,460,104

Total Slovenia			$93,850,847

Sri Lanka — 1.8%
Republic of Sri Lanka, 5.875%, 7/25/22(1)	USD	12,965	$12,517,060
Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	14,760	14,892,840
Republic of Sri Lanka, 6.25%, 10/4/20(4)	USD	13,109	13,226,981
Republic of Sri Lanka, 6.25%, 7/27/21(1)	USD	1,000	997,023
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	250,000	1,771,172
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	450,000	3,408,503
Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	5,283,200	40,406,661

Total Sri Lanka			$87,220,240

Tanzania — 1.0%
United Republic of Tanzania, 6.538%, 3/9/20(1)(6)	USD	49,465	$48,413,869

Total Tanzania			$48,413,869

Thailand — 0.9%
Kingdom of Thailand, 1.25%, 3/12/28(1)(5)	THB	1,765,360	$42,399,247

Total Thailand			$42,399,247

Tunisia — 0.1%
Banque Centrale de Tunisie SA, 5.75%, 1/30/25(1)	USD	2,910	$2,740,661

Total Tunisia			$2,740,661

Turkey — 1.9%
Turkey Government Bond, 6.75%, 4/3/18	USD	44,250	$48,221,526
Turkey Government Bond, 7.50%, 7/14/17	USD	40,000	43,433,400

Total Turkey			$91,654,926

Uganda — 0.0%(7)
Uganda Government Bond, 13.25%, 11/5/15	UGX	2,486,000	$699,267

Total Uganda			$699,267

Venezuela — 2.0%
Bolivarian Republic of Venezuela, 5.75%, 2/26/16(1)(3)	USD	15,928	$14,533,844
Bolivarian Republic of Venezuela, 7.65%, 4/21/25(1)	USD	5,984	2,288,880
Bolivarian Republic of Venezuela, 9.25%, 9/15/27(3)	USD	84,835	37,539,488
Bolivarian Republic of Venezuela, 11.95%, 8/5/31(1)	USD	87,134	39,645,924

Total Venezuela			$94,008,136

Security		Principal Amount (000’s omitted)	Value

Vietnam — 0.0%(7)
Vietnam Government Bond, 6.75%, 1/29/20(1)	USD	215	$239,249

Total Vietnam			$239,249

Zambia — 1.0%
Republic of Zambia, 5.375%, 9/20/22(1)	USD	4,381	$3,268,971
Republic of Zambia, 8.50%, 4/14/24(1)	USD	1,000	848,510
Republic of Zambia, 8.50%, 4/14/24(4)	USD	34,224	29,039,406
Republic of Zambia, 8.97%, 7/30/27(4)	USD	12,869	10,874,305
Zambia Government Bond, 11.00%, 9/1/19	ZMW	44,500	2,555,874

Total Zambia			$46,587,066

Total Foreign Government Bonds (identified cost $3,045,180,396)			$2,929,825,820

Foreign Corporate Bonds — 2.2%

Security		Principal Amount (000’s omitted)	Value

Azerbaijan — 0.2%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 6.17%, 5/10/17(1)(6)	USD	9,500	$9,120,000

Total Azerbaijan			$9,120,000

Georgia — 0.5%
Bank of Georgia JSC, 7.75%, 7/5/17(1)	USD	23,416	$24,436,469

Total Georgia			$24,436,469

India — 1.2%
Export-Import Bank of India, 8.15%, 3/5/25	INR	135,000	$2,081,891
Export-Import Bank of India, 8.87%, 10/30/29	INR	545,000	8,921,032
Food Corp. of India, 9.95%, 3/7/22	INR	650,000	10,805,667
Mahanagar Telephone Nigam, Ltd., 8.24%, 11/19/24	INR	137,000	2,129,900
Mahanagar Telephone Nigam, Ltd., 8.29%, 11/28/24	INR	555,000	8,608,891
National Hydroelectric PC, Ltd., 8.85%, 2/11/26	INR	35,000	562,537
NTPC, Ltd., 9.17%, 9/22/24	INR	675,000	11,055,042
Power Finance Corp., Ltd, 8.39%, 4/19/25	INR	150,000	2,333,803
Power Finance Corp., Ltd., 9.32%, 9/17/19	INR	550,000	8,756,948
Power Grid Corp. of India, Ltd., 8.93%, 10/20/24	INR	85,000	1,362,661

Total India			$56,618,372

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Russia — 0.3%
Gazprom OAO Via Gaz Capital SA, 3.755%, 3/15/17(1)	EUR	10,618	$11,783,729
Sberbank of Russia Via SB Capital SA, 5.40%, 3/24/17(1)	USD	2,892	2,964,300

Total Russia			$14,748,029

Total Foreign Corporate Bonds (identified cost $106,716,949)			$104,922,870

Sovereign Loans — 0.3%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.3%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 3.98%, Maturing August 1, 2021(8)(9)(10)(11)		$15,600	$14,670,546

Total Ethiopia			$14,670,546

Total Sovereign Loans (identified cost $14,251,696)			$14,670,546

Debt Obligations — United States — 12.7%

Corporate Bonds & Notes — 0.0%(7)

Security		Principal Amount	Value
Eaton Corp., 8.875%, 6/15/19		$500,000	$602,241

Total Corporate Bonds & Notes (identified cost $514,983)			$602,241

Collateralized Mortgage Obligations — 1.0%

Security		Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22		$131,300	$149,455
Series 1548, Class Z, 7.00%, 7/15/23		130,682	147,607
Series 1650, Class K, 6.50%, 1/15/24		754,590	846,388
Series 1817, Class Z, 6.50%, 2/15/26		114,739	130,227
Series 1927, Class ZA, 6.50%, 1/15/27		423,755	483,463
Series 2127, Class PG, 6.25%, 2/15/29		620,130	691,972
Series 2344, Class ZD, 6.50%, 8/15/31		822,356	960,594

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 2458, Class ZB, 7.00%, 6/15/32	$1,457,370	$1,711,423

		$5,121,129

Federal National Mortgage Association:
Series 1992-180, Class F, 1.347%, 10/25/22(6)	$485,723	$494,026
Series 1993-16, Class Z, 7.50%, 2/25/23	474,414	534,207
Series 1993-79, Class PL, 7.00%, 6/25/23	290,132	326,464
Series 1993-104, Class ZB, 6.50%, 7/25/23	109,775	120,455
Series 1993-121, Class Z, 7.00%, 7/25/23	1,810,702	2,026,569
Series 1993-141, Class Z, 7.00%, 8/25/23	371,846	419,609
Series 1994-42, Class ZQ, 7.00%, 4/25/24	2,269,764	2,554,319
Series 1994-79, Class Z, 7.00%, 4/25/24	464,588	518,450
Series 1994-89, Class ZQ, 8.00%, 7/25/24	337,418	391,055
Series 1996-35, Class Z, 7.00%, 7/25/26	116,907	134,236
Series 1998-16, Class H, 7.00%, 4/18/28	405,801	467,157
Series 1998-44, Class ZA, 6.50%, 7/20/28	624,865	716,782
Series 1999-25, Class Z, 6.00%, 6/25/29	699,449	791,088
Series 2000-2, Class ZE, 7.50%, 2/25/30	155,307	182,370
Series 2000-49, Class A, 8.00%, 3/18/27	462,217	542,142
Series 2001-31, Class ZA, 6.00%, 7/25/31	4,916,125	5,571,259
Series 2001-37, Class GA, 8.00%, 7/25/16	2,878	2,919
Series 2001-74, Class QE, 6.00%, 12/25/31	1,427,772	1,612,337
Series 2009-48, Class WA, 5.836%, 7/25/39(12)	5,944,597	6,710,948
Series 2011-38, Class SA, 12.909%, 5/25/41(13)	6,883,267	8,559,553
Series G48, Class Z, 7.10%, 12/25/21	400,604	441,314
Series G92-60, Class Z, 7.00%, 10/25/22	772,674	848,243
Series G93-1, Class K, 6.675%, 1/25/23	628,958	697,135
Series G93-31, Class PN, 7.00%, 9/25/23	1,967,441	2,216,204
Series G93-41, Class ZQ, 7.00%, 12/25/23	3,815,675	4,300,674
Series G94-7, Class PJ, 7.50%, 5/17/24	640,655	735,799

		$41,915,314

Government National Mortgage Association:
Series 2001-35, Class K, 6.45%, 10/26/23	$147,306	$163,531

		$163,531

Total Collateralized Mortgage Obligations (identified cost $42,991,440)		$47,199,974

Mortgage Pass-Throughs — 11.1%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
2.566%, with maturity at 2036(14)	$4,056,369	$4,326,373
2.874%, with maturity at 2035(14)	3,360,962	3,576,671
3.004%, with maturity at 2023(14)	123,905	129,263

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
3.151%, with maturity at 2029(14)	$480,152	$485,144
4.404%, with maturity at 2030(14)	745,439	808,553
4.50%, with maturity at 2035	587,780	632,394
6.00%, with various maturities to 2035	23,792,317	27,238,079
6.50%, with various maturities to 2036	25,365,828	29,357,519
6.60%, with maturity at 2030	1,574,549	1,845,360
7.00%, with various maturities to 2036	25,740,452	29,994,385
7.31%, with maturity at 2026	80,736	93,589
7.50%, with various maturities to 2035	15,155,731	17,713,343
7.95%, with maturity at 2022	216,784	242,686
8.00%, with various maturities to 2034	6,009,780	7,140,724
8.15%, with maturity at 2021	65,022	71,564
8.30%, with maturity at 2021	14,300	15,692
8.47%, with maturity at 2018	35,843	37,924
8.50%, with various maturities to 2028	477,250	558,382
9.00%, with various maturities to 2027	783,966	884,195
9.50%, with maturity at 2027	113,455	128,915
9.75%, with maturity at 2016	24	24
10.00%, with various maturities to 2020	210,787	229,063
10.50%, with maturity at 2021	106,146	113,907
11.00%, with maturity at 2016	1,308	1,332

		$125,625,081

Federal National Mortgage Association:
1.893%, with maturity at 2035(14)	$12,889,171	$13,401,844
1.897%, with maturity at 2022(14)	1,094,308	1,117,465
1.902%, with maturity at 2027(14)	225,885	232,288
1.909%, with various maturities to 2035(14)	5,096,118	5,277,556
1.916%, with maturity at 2038(14)	885,291	918,190
1.937%, with various maturities to 2033(14)	10,791,744	11,145,708
1.994%, with maturity at 2035(14)	3,368,880	3,480,567
2.059%, with maturity at 2025(14)	856,984	885,418
2.259%, with maturity at 2024(14)	476,546	494,268
2.319%, with maturity at 2028(14)	196,818	207,503
2.911%, with maturity at 2023(14)	73,099	74,978
3.629%, with maturity at 2034(14)	2,033,658	2,205,842
3.701%, with maturity at 2035(14)	6,548,463	7,102,905
3.842%, with maturity at 2035(14)	5,436,708	5,897,021
5.50%, with maturity at 2020	398,783	418,894
6.00%, with various maturities to 2038	101,541,221	116,267,898
6.32%, with maturity at 2032(14)	2,100,048	2,329,550
6.50%, with various maturities to 2038	26,984,948	31,148,052
7.00%, with various maturities to 2037	62,933,273	73,433,355
7.25%, with maturity at 2025(14)	56,730	60,506
7.50%, with various maturities to 2037	44,915,141	53,077,554
8.00%, with various maturities to 2034	3,504,424	4,112,194
8.50%, with various maturities to 2037	6,143,916	7,528,004

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
9.00%, with various maturities to 2032	$1,448,427	$1,668,347
9.077%, with maturity at 2028(12)	92,881	99,060
9.50%, with various maturities to 2031	1,256,761	1,464,000
9.869%, with maturity at 2027(12)	111,993	123,784
10.50%, with maturity at 2029	149,837	175,201
11.50%, with maturity at 2031	193,536	240,649

		$344,588,601

Government National Mortgage Association:
2.00%, with maturity at 2024(14)	$359,946	$370,838
6.00%, with maturity at 2032	9,490,349	10,970,471
6.50%, with various maturities to 2032	12,248,535	14,270,606
7.00%, with various maturities to 2034	14,876,931	17,309,816
7.50%, with various maturities to 2032	3,834,299	4,417,296
7.75%, with maturity at 2019	19,791	21,768
8.00%, with various maturities to 2034	8,302,021	9,824,046
8.30%, with various maturities to 2020	12,502	13,545
8.50%, with various maturities to 2021	199,550	210,003
9.00%, with various maturities to 2025	132,961	151,658
9.50%, with various maturities to 2026	727,792	861,970

		$58,422,017

Total Mortgage Pass-Throughs (identified cost $509,965,776)		$528,635,699

U.S. Treasury Obligations — 0.6%

Security	Principal Amount	Value
U.S. Treasury Bond, 7.875%, 2/15/21(15)	$1,500,000	$1,976,778
U.S. Treasury Bond, 9.875%, 11/15/15(15)	28,900,000	28,999,907

Total U.S. Treasury Obligations (identified cost $30,653,317)		$30,976,685

Total Debt Obligations — United States (identified cost $584,125,516)		$607,414,599

Common Stocks — 1.2%

Security	Shares	Value

Iceland — 0.4%
Eimskipafelag Islands HF	1,356,786	$2,772,343
Hagar HF	8,189,046	2,859,384
HB Grandi HF	8,179,615	2,725,690
Icelandair Group HF	15,320,718	4,110,466
Marel HF	2,112,389	3,753,642

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Iceland (continued)
Reitir Fasteignafelag HF(16)	4,479,397	$2,953,984

Total Iceland		$19,175,509

Romania — 0.2%
Banca Transilvania(16)	2,887,200	$1,814,306
BRD-Groupe Societe Generale SA(16)	567,100	1,645,429
Electrica SA	474,600	1,384,733
OMV Petrom SA	15,473,900	1,245,461
Societatea Nationala de Gaze Naturale ROMGAZ SA	162,200	1,173,630
Societatea Nationala Nuclearelectrica SA	202,000	345,432
Transelectrica SA	233,200	1,497,502
Transgaz SA Medias	22,600	1,484,545

Total Romania		$10,591,038

Singapore — 0.3%
Yoma Strategic Holdings, Ltd.(16)	36,888,000	$11,302,700

Total Singapore		$11,302,700

Vietnam — 0.3%
Bank for Foreign Trade of Vietnam JSC	627,400	$1,337,053
Bank for Investment and Development of Vietnam JSC	468,816	504,470
Bao Viet Holdings	156,900	426,737
Danang Rubber JSC	52,800	109,283
HA TIEN 1 Cement JSC(16)	183,000	211,474
HAGL JSC(16)	1,002,700	631,517
Hoa Phat Group JSC	420,600	592,097
Hoa Sen Group	41,400	86,229
KIDO Group Corp.	373,100	389,279
Kinh Bac City Development Share Holding Corp.(16)	513,300	330,065
Masan Group Corp.(16)	636,000	2,105,291
PetroVietnam Drilling and Well Services JSC	236,785	388,801
PetroVietnam Fertilizer & Chemical JSC	385,500	571,543
PetroVietnam Gas JSC	165,200	345,518
PetroVietnam Technical Services Corp.	628,300	602,278
Pha Lai Thermal Power JSC	219,100	182,084
Saigon – Hanoi Commercial Joint Stock Bank(16)	829,250	252,025
Saigon Securities, Inc.	668,470	716,368
Saigon Thuong Tin Commercial JSB(16)	1,482,405	901,586
Tan Tao Investment & Industry JSC(16)	1,064,400	309,202
Vietnam Construction and Import-Export JSC	311,100	158,695
Vietnam Joint Stock Commercial Bank for Industry and Trade	148,700	138,267

Security	Shares	Value

Vietnam (continued)
Vingroup JSC(16)	1,548,356	$3,149,525

Total Vietnam		$14,439,387

Total Common Stocks (identified cost $60,680,648)		$55,508,634

Investment Funds — 0.2%

Security	Shares	Value

Romania — 0.2%
Fondul Proprietatea SA	58,345,647	$11,858,630

Total Investment Funds (identified cost $14,525,368)		$11,858,630

Precious Metals — 0.5%

Description	Troy Ounces	Value
Platinum(16)	24,986	$24,615,813

Total Precious Metals (identified cost $43,799,986)		$24,615,813

Currency Options Purchased — 1.0%

Descri ption	Counter party	Principal Amount of Contracts (000’s omitted)		Strike Price		Ex piration Date	Value

Call INR /Put USD	JPMorgan Chase Bank, N.A.	INR	3,665,922	INR	65.58	1/4/16	$455,250
Call INR /Put USD	Standard Chartered Bank	INR	2,630,235	INR	65.52	1/4/16	311,317
Put CNH / Call USD	Citibank, N.A.	CNH	200,470	CNH	6.34	6/7/16	772,620
Put CNH /Call USD	Deutsche Bank AG	CNH	193,028	CNH	6.40	7/27/16	717,624
Put CNH /Call USD	Goldman Sachs Inter national	CNH	210,474	CNH	6.39	7/27/16	791,858
Put CNH /Call USD	Standard Chartered Bank	CNH	247,917	CNH	6.34	6/7/16	955,481
Put CNH /Call USD	Standard Chartered Bank	CNH	219,193	CNH	6.39	7/27/16	823,131
Put CNH /Call USD	Standard Chartered Bank	CNH	235,074	CNH	6.47	6/15/17	1,411,972
Put CNH /Call USD	Standard Chartered Bank	CNH	219,051	CNH	6.47	6/15/17	1,319,897
Put EUR /Call USD	Deutsche Bank AG	EUR	63,991	USD	1.10	11/1/16	2,603,726
Put EUR /Call USD	Deutsche Bank AG	EUR	59,288	USD	1.18	11/1/16	5,099,804
Put EUR /Call USD	Deutsche Bank AG	EUR	54,839	USD	1.28	11/1/16	9,144,138

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Descri ption	Counter party	Principal Amount of Contracts (000’s omitted)		Strike Price		Ex piration Date	Value
Put EUR /Call USD	Goldman Sachs Inter national	EUR	76,572	USD	1.06	11/10/15	$24,802

Put EUR/ Call USD	Goldman Sachs Intern ational	EUR	85,401	USD	1.10	12/10/15	1,120,018
Put EUR/ Call USD	Goldman Sachs Inter national	EUR	59,151	USD	1.19	10/29/19	5,912,830
Put EUR/ Call USD	Goldman Sachs Inter national	EUR	50,851	USD	1.38	10/29/19	11,148,045
Put EUR/ Call USD	JPMorgan Chase Bank, N.A.	EUR	76,649	USD	1.06	11/10/15	22,362
Put GBP/ Call USD	BNP Paribas	GBP	12,040	USD	1.52	11/10/15	14,842
Put GBP / Call USD	Goldman Sachs Inter national	GBP	49,297	USD	1.52	11/10/15	60,770
Put JPY/ Call USD	Deutsche Bank AG	JPY	5,023,576	JPY	120.21	1/6/16	654,181
Put JPY/ Call USD	Goldman Sachs Inter national	JPY	3,887,520	JPY	120.00	11/11/15	285,959
Put JPY/ Call USD	Goldman Sachs Inter national	JPY	5,894,433	JPY	120.27	1/6/16	754,509
Put JPY/ Call USD	JPMorgan Chase Bank, N.A.	JPY	4,496,880	JPY	120.00	11/11/15	330,783
Put JPY/ Call USD	Standard Chartered Bank	JPY	5,891,048	JPY	120.25	1/6/16	758,414

Total Currency Options Purchased (identified cost $37,938,281)							$45,494,333

Call Options Purchased — 0.2%

Descri ption	Counter party	Number of Contracts	Strike Price		Ex piration Date	Value

Hang Seng Index	Citibank, N.A.	521	HKD	14,000.00	12/30/15	$21,688
Hang Seng Index	Deutsche Bank AG	744	HKD	11,800.00	12/30/15	304,560
Nikkei 225 Index	Deutsche Bank AG	277	JPY	20,000.00	11/13/15	97,371
Nikkei 225 Index	Goldman Sachs Inter national	326	JPY	16,000.00	5/13/16	8,545,495

Total Call Options Purchased (identified cost $9,581,672)						$8,969,114

Interest Rate Swaptions Purchased — 0.0%(7)

Description	Counterparty	Expiration Date	Notional Amount (000’s omitted)	Value

Option to receive 3-month Saudi Riyal Interbank Offered Rate and pay 2.88%	Goldman Sachs International	8/18/16	SAR 194,432	$319,220
Option to receive 3-month Saudi Riyal Interbank Offered Rate and pay 2.84%	Goldman Sachs International	8/18/16	SAR 95,016	167,472

Total Interest Rate Swaptions Purchased (identified cost $926,143)				$486,692

Short-Term Investments — 19.2%

Foreign Government Securities — 2.0%

Security		Principal Amount (000’s omitted)	Value

Iceland — 0.2%
Iceland Treasury Bill, 0.00%, 11/16/15	ISK	75,170	$423,096
Iceland Treasury Bill, 0.00%, 12/15/15	ISK	206,400	1,155,943
Iceland Treasury Bill, 0.00%, 1/15/16	ISK	1,164,165	6,491,104
Iceland Treasury Bill, 0.00%, 4/15/16	ISK	511,250	2,841,574

Total Iceland			$10,911,717

Lebanon — 1.8%
Lebanon Treasury Bill, 0.00%, 12/24/15	LBP	10,540,500	$6,946,973
Lebanon Treasury Bill, 0.00%, 1/7/16	LBP	17,357,740	11,421,050
Lebanon Treasury Bill, 0.00%, 1/14/16	LBP	48,796,800	32,084,681
Lebanon Treasury Bill, 0.00%, 1/28/16	LBP	12,741,920	8,364,499
Lebanon Treasury Bill, 0.00%, 2/4/16	LBP	3,287,660	2,156,239
Lebanon Treasury Bill, 0.00%, 3/17/16	LBP	6,855,760	4,472,996
Lebanon Treasury Bill, 0.00%, 4/14/16	LBP	8,209,310	5,330,254
Lebanon Treasury Bill, 0.00%, 9/22/16	LBP	5,102,670	3,252,567
Lebanon Treasury Bill, 0.00%, 10/6/16	LBP	5,651,920	3,591,430
Lebanon Treasury Bill, 0.00%, 10/20/16	LBP	8,085,160	5,111,058

Total Lebanon			$82,731,747

Total Foreign Government Securities (identified cost $93,444,004)			$93,643,464

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

U.S. Treasury Obligations — 1.6%

Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 12/17/15(15)		$50,000	$49,999,150
U.S. Treasury Bill, 0.00%, 3/24/16(15)		26,000	25,986,714

Total U.S. Treasury Obligations (identified cost $75,996,059)			$75,985,864

Repurchase Agreements — 0.4%

Description		Principal Amount (000’s omitted)	Value
Bank of America, N.A.:
Dated 10/27/15 with a maturity date of 11/20/15, an interest rate of 0.32% payable by the Portfolio and repurchase proceeds of EUR 18,228,772, collateralized by EUR 15,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $19,262,963.	EUR	18,233	$20,049,374

Total Repurchase Agreements (identified cost $20,133,239)			$20,049,374

Other — 15.2%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(17)		$721,661	$721,660,786

Total Other (identified cost $721,660,786)			$721,660,786

Total Short-Term Investments (identified cost $911,234,088)			$911,339,488

Total Investments — 99.2% (identified cost $4,828,960,743)			$4,715,106,539

Less Unfunded Loan Commitments — (0.0)%(7)			$(939,792)

Net Investments — 99.2% (identified cost $4,828,020,951)			$4,714,166,747

Currency Options Written — (0.7)%

Descri ption	Counter party	Principal Amount of Contracts (000’s omitted)		Strike Price		Ex piration Date	Value

Put CNH /Call USD	Goldman Sachs Inter national	CNH	210,474	CNH	6.39	7/27/16	$(791,858)
Put CNH/ Call USD	Goldman Sachs Inter national	CNH	193,028	CNH	6.40	7/27/16	(717,624)

Put CNH /Call USD	Standard Chartered Bank	CNH	247,917	CNH	6.34	6/7/16	(955,482)
Put CNH /Call USD	Standard Chartered Bank	CNH	219,193	CNH	6.39	7/27/16	(823,131)
Put EUR /Call USD	Deutsche Bank AG	EUR	59,288	USD	1.18	11/1/16	(5,099,804)
Put EUR /Call USD	Deutsche Bank AG	EUR	54,839	USD	1.28	11/1/16	(9,144,138)
Put EUR /Call USD	Goldman Sachs Inter national	EUR	59,151	USD	1.19	10/29/19	(5,912,830)
Put EUR /Call USD	Goldman Sachs Inter national	EUR	50,851	USD	1.38	10/29/19	(11,148,045)
Put GBP /Call USD	BNP Paribas	GBP	12,040	USD	1.52	11/10/15	(14,842)
Put GBP /Call USD	Goldman Sachs Inter national	GBP	49,297	USD	1.52	11/10/15	(60,770)
Put JPY /Call USD	Goldman Sachs Inter national	JPY	3,887,520	JPY	120.00	11/11/15	(285,959)
Put JPY/ Call USD	JPMorgan Chase Bank, N.A.	JPY	4,496,880	JPY	120.00	11/11/15	(330,783)

Total Currency Options Written (premiums received $39,740,339)							$(35,285,266)

Call Options Written — (0.2)%

Descri ption	Counter party	Number of Contracts		Strike Price		Ex piration Date	Value

Nikkei 225 Index	Goldman Sachs Inter national		277	JPY	20,000.00	11/13/15	$(97,371)
Nikkei 225 Index	Goldman Sachs Inter national		326	JPY	16,000.00	5/13/16	(8,545,495)

Total Call Options Written (premiums received $8,663,300)							$(8,642,866)

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Interest Rate Swaptions Written — (0.0)%(7)

Descri ption	Counter party	Ex piration Date	Notional Amount (000’s omitted)	Value

Option to pay 3-month USD-LIBOR-BBA Rate and receive 1.98%	Goldman Sachs International	8/18/16	$25,008	$(158,909)
Option to pay 3-month USD-LIBOR-BBA Rate and receive 2.01%	Morgan Stanley & Co. International PLC	8/18/16	50,555	(305,566)

Total Interest Rate Swaptions Written (premium received $974,788)				$(464,475)

Securities Sold Short — (0.4)%

Foreign Government Bonds — (0.4)%

Security		Principal Amount (000’s omitted)	Value

Spain — (0.4)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(15,000)	$(19,067,557)

Total Spain			$(19,067,557)

Total Foreign Government Bonds (proceeds $20,148,066)			$(19,067,557)

Total Securities Sold Short (proceeds $20,148,066)			$(19,067,557)

Other Assets, Less Liabilities — 2.1%			$100,901,184

Net Assets — 100.0%			$4,751,607,767

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $1,426,091,981 or 30.0% of the Portfolio’s net assets.

(2)	Defaulted security.

(3)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(4)

Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $542,933,608 or 11.4% of the Portfolio’s net assets.

(5)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(7)	Amount is less than 0.05% or (0.05)%, as applicable.

(8)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(9)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(10)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents a weighted average rate at October 31, 2015.

(11)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(12)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2015.

(13)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2015.

(14)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2015.

(15)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(16)	Non-income producing.

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	13,769,998	HUF	4,264,775,000	JPMorgan Chase Bank, N.A.	11/3/15	$47,526	$—
EUR	47,583,790	PLN	203,801,372	BNP Paribas	11/3/15	—	(413,320)
HUF	4,264,775,000	EUR	13,757,799	JPMorgan Chase Bank, N.A.	11/3/15	—	(34,111)
PLN	27,186,000	EUR	6,397,534	JPMorgan Chase Bank, N.A.	11/3/15	27	—
PLN	176,615,372	EUR	42,438,276	JPMorgan Chase Bank, N.A.	11/3/15	—	(963,491)
ZMW	11,560,600	USD	1,441,975	Standard Chartered Bank	11/3/15	—	(523,008)
ZMW	11,434,000	USD	1,441,794	Standard Chartered Bank	11/3/15	—	(532,891)
PHP	1,250,244,000	USD	27,193,405	Australia and New Zealand Banking Group Limited	11/4/15	—	(491,342)

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	5,391,183	EUR	4,880,489	Deutsche Bank AG	11/4/15	$24,289	$—
USD	2,223,026	EUR	2,003,500	Deutsche Bank AG	11/4/15	19,850	—
USD	2,215,801	EUR	2,001,627	Deutsche Bank AG	11/4/15	14,686	—
USD	2,143,967	EUR	1,949,061	Deutsche Bank AG	11/4/15	657	—
USD	27,055,702	PHP	1,250,244,000	Australia and New Zealand Banking Group Limited	11/4/15	353,639	—
ZMW	38,095,500	USD	4,714,498	Barclays Bank PLC	11/4/15	—	(1,687,016)
ZMW	38,092,000	USD	4,714,356	Barclays Bank PLC	11/4/15	—	(1,687,153)
AUD	62,356,778	USD	44,865,702	Australia and New Zealand Banking Group Limited	11/5/15	—	(403,721)
AUD	2,067,222	USD	1,485,092	Morgan Stanley & Co. International PLC	11/5/15	—	(11,110)
USD	45,195,257	AUD	62,356,778	Australia and New Zealand Banking Group Limited	11/5/15	733,277	—
USD	22,877,363	AUD	31,599,222	Morgan Stanley & Co. International PLC	11/5/15	346,308	—
USD	13,779,916	AUD	19,506,000	Morgan Stanley & Co. International PLC	11/5/15	—	(128,362)
TRY	34,084,000	USD	11,688,254	Bank of America, N.A.	11/6/15	—	(11,218)
TRY	103,016,000	USD	35,274,982	Nomura International PLC	11/6/15	17,869	—
ZMW	8,762,300	USD	1,103,987	Standard Chartered Bank	11/6/15	—	(407,998)
PHP	34,884,000	USD	738,051	Bank of America, N.A.	11/9/15	6,903	—
PHP	45,797,000	USD	969,762	BNP Paribas	11/9/15	8,242	—
PHP	34,152,000	USD	722,564	Citibank, N.A.	11/9/15	6,759	—
TRY	68,361,000	USD	23,782,372	BNP Paribas	11/9/15	—	(383,170)
USD	1,218,024	PHP	56,300,000	Bank of America, N.A.	11/9/15	15,726	—
USD	943,589	PHP	43,641,000	Citibank, N.A.	11/9/15	11,627	—
USD	320,568	PHP	14,892,000	JPMorgan Chase Bank, N.A.	11/9/15	2,547	—
USD	5,945,651	THB	214,638,000	Standard Chartered Bank	11/9/15	—	(87,678)
EUR	32,914,000	USD	36,247,859	Standard Chartered Bank	11/10/15	—	(51,006)
NZD	1,985,326	USD	1,267,879	Goldman Sachs International	11/10/15	75,809	—
NZD	9,491,000	USD	6,330,749	JPMorgan Chase Bank, N.A.	11/10/15	92,854	—
USD	6,125,515	EUR	5,500,000	Standard Chartered Bank	11/10/15	76,943	—
USD	71,456,576	EUR	65,467,000	Standard Chartered Bank	11/10/15	—	(540,123)
USD	11,694,958	NZD	18,006,509	Goldman Sachs International	11/10/15	—	(492,025)
USD	10,475,989	NZD	16,236,809	Standard Chartered Bank	11/10/15	—	(513,243)
USD	10,197,452	THB	362,188,000	Deutsche Bank AG	11/10/15	16,969	—
USD	8,064,277	THB	293,580,000	Deutsche Bank AG	11/16/15	—	(185,920)
USD	1,525,513	THB	55,579,000	JPMorgan Chase Bank, N.A.	11/16/15	—	(36,371)
USD	12,859,129	TWD	417,986,000	Bank of America, N.A.	11/16/15	—	(13,603)
USD	15,169,512	TWD	493,085,000	BNP Paribas	11/16/15	—	(16,048)
USD	16,336,441	TWD	531,016,000	Goldman Sachs International	11/16/15	—	(17,282)
JPY	3,243,657,000	USD	26,940,225	JPMorgan Chase Bank, N.A.	11/17/15	—	(56,997)
USD	5,035,801	EUR	4,514,875	JPMorgan Chase Bank, N.A.	11/17/15	70,172	—
USD	2,034,415	EUR	1,787,539	JPMorgan Chase Bank, N.A.	11/17/15	68,412	—
USD	3,951,386	EUR	3,552,446	JPMorgan Chase Bank, N.A.	11/17/15	44,272	—
USD	2,459,649	EUR	2,213,850	JPMorgan Chase Bank, N.A.	11/17/15	24,774	—
USD	1,382,624	EUR	1,241,849	JPMorgan Chase Bank, N.A.	11/17/15	16,791	—
USD	1,808,723	EUR	1,636,615	JPMorgan Chase Bank, N.A.	11/17/15	8,712	—
USD	801,896	EUR	725,578	JPMorgan Chase Bank, N.A.	11/17/15	3,878	—
USD	964,967	EUR	874,180	JPMorgan Chase Bank, N.A.	11/17/15	3,511	—
USD	26,097,280	JPY	3,243,657,000	JPMorgan Chase Bank, N.A.	11/17/15	—	(785,949)

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CLP	16,391,106,000	USD	23,741,463	BNP Paribas	11/18/15	$—	$(74,017)
EUR	10,697,602	USD	12,073,314	Australia and New Zealand Banking Group Limited	11/18/15	—	(307,539)
USD	23,507,882	CLP	16,391,106,000	BNP Paribas	11/18/15	—	(159,564)
USD	31,383,744	EUR	28,592,540	Australia and New Zealand Banking Group Limited	11/18/15	—	(63,807)
USD	23,219,261	RON	92,192,078	BNP Paribas	11/18/15	361,269	—
USD	828,203	RON	3,288,381	BNP Paribas	11/18/15	12,886	—
MXN	1,333,969,053	USD	80,412,867	Standard Chartered Bank	11/19/15	257,046	—
NZD	36,120,914	USD	22,716,081	Standard Chartered Bank	11/19/15	1,714,213	—
USD	138,086,337	NZD	211,644,410	Standard Chartered Bank	11/19/15	—	(5,058,856)
CNH	95,120,000	USD	14,638,350	Bank of America, N.A.	11/20/15	377,816	—
CNH	93,885,000	USD	14,453,853	Deutsche Bank AG	11/20/15	367,349	—
CNH	119,878,000	USD	18,441,351	Goldman Sachs International	11/20/15	483,249	—
SGD	31,615,000	USD	22,174,030	Bank of America, N.A.	11/20/15	379,774	—
SGD	34,641,000	USD	24,316,299	Goldman Sachs International	11/20/15	396,220	—
SGD	30,994,000	USD	21,742,760	Goldman Sachs International	11/20/15	368,029	—
USD	14,757,583	CNH	95,120,000	Bank of America, N.A.	11/20/15	—	(258,583)
USD	14,561,458	CNH	93,885,000	Deutsche Bank AG	11/20/15	—	(259,744)
USD	18,594,385	CNH	119,878,000	Goldman Sachs International	11/20/15	—	(330,215)
USD	42,595,887	SGD	59,860,000	Bank of America, N.A.	11/20/15	—	(107,598)
USD	46,695,361	SGD	65,635,000	Goldman Sachs International	11/20/15	—	(127,947)
CAD	63,495,000	USD	48,912,667	State Street Bank and Trust Company	11/23/15	—	(360,906)
CAD	60,678,950	USD	47,037,763	State Street Bank and Trust Company	11/23/15	—	(639,309)
USD	93,546,746	CAD	124,173,950	State Street Bank and Trust Company	11/23/15	—	(1,403,469)
USD	39,997,838	PHP	1,850,100,000	BNP Paribas	11/23/15	500,389	—
USD	50,648,719	RUB	3,214,927,425	Bank of America, N.A.	11/23/15	598,812	—
USD	10,607,880	RUB	671,192,383	Bank of America, N.A.	11/23/15	158,774	—
USD	45,796,251	RUB	2,863,708,244	BNP Paribas	11/23/15	1,214,115	—
USD	793,033	RUB	51,294,637	BNP Paribas	11/23/15	—	(5,520)
USD	12,701,969	PLN	47,734,000	Standard Chartered Bank	11/24/15	358,115	—
USD	77,601,624	EUR	69,825,192	Goldman Sachs International	11/25/15	797,475	—
USD	8,106,976	EUR	7,170,241	Goldman Sachs International	11/25/15	220,076	—
USD	2,304,960	EUR	1,987,823	Goldman Sachs International	11/25/15	118,456	—
USD	1,051,983	EUR	952,222	Goldman Sachs International	11/25/15	4,588	—
USD	3,961,990	RON	15,247,321	BNP Paribas	11/25/15	182,246	—
USD	7,687,983	RON	30,317,560	BNP Paribas	11/25/15	172,394	—
USD	3,918,380	RON	15,191,560	BNP Paribas	11/25/15	152,460	—
USD	2,650,806	RON	10,317,960	BNP Paribas	11/25/15	93,029	—
USD	11,021,166	TWD	361,880,000	Australia and New Zealand Banking Group Limited	11/25/15	—	(121,969)
USD	6,720,559	TWD	221,308,000	BNP Paribas	11/25/15	—	(94,034)
USD	9,493,301	TWD	311,760,000	JPMorgan Chase Bank, N.A.	11/25/15	—	(106,522)
EUR	17,075,139	USD	19,135,972	BNP Paribas	11/27/15	—	(353,715)
EUR	6,764,861	USD	7,549,623	Standard Chartered Bank	11/27/15	—	(108,433)
USD	16,597,890	EUR	13,856,000	HSBC Bank USA, N.A.	11/27/15	1,356,612	—
USD	12,564,864	EUR	9,984,000	Standard Chartered Bank	11/27/15	1,582,695	—
USD	19,417,390	RUB	1,224,140,225	BNP Paribas	11/27/15	383,530	—
USD	14,008,486	RUB	887,857,843	BNP Paribas	11/27/15	203,400	—

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	39,798,155	RUB	2,602,799,309	Bank of America, N.A.	11/30/15	$—	$(634,709)
USD	14,521,656	TWD	470,400,000	BNP Paribas	11/30/15	38,162	—
USD	11,455,909	TWD	371,160,000	JPMorgan Chase Bank, N.A.	11/30/15	27,989	—
ZMW	6,413,000	USD	827,484	Standard Chartered Bank	11/30/15	—	(323,753)
EUR	2,811,356	USD	3,104,018	Standard Chartered Bank	12/2/15	—	(11,396)
EUR	9,939,972	USD	10,993,013	Standard Chartered Bank	12/2/15	—	(58,582)
USD	202,624,110	EUR	175,816,796	Standard Chartered Bank	12/2/15	9,217,478	—
USD	7,973,385	EUR	7,055,000	Standard Chartered Bank	12/2/15	212,557	—
USD	14,430,104	TWD	477,420,000	Bank of America, N.A.	12/2/15	—	(269,036)
USD	11,371,808	TWD	376,350,000	Deutsche Bank AG	12/2/15	—	(215,518)
USD	7,219,253	TWD	238,849,000	Goldman Sachs International	12/2/15	—	(134,596)
GBP	30,669,156	EUR	41,471,987	BNP Paribas	12/3/15	1,649,275	—
GBP	30,480,959	EUR	41,469,000	Morgan Stanley & Co. International PLC	12/3/15	1,362,489	—
ZMW	6,537,000	USD	833,801	ICBC Standard Bank plc	12/3/15	—	(321,106)
ZMW	10,867,000	USD	1,389,642	ICBC Standard Bank plc	12/3/15	—	(537,346)
USD	33,271,371	EUR	29,782,900	Goldman Sachs International	12/4/15	507,604	—
USD	19,896,710	EUR	17,666,900	Goldman Sachs International	12/4/15	461,591	—
ZMW	6,132,000	USD	791,226	Standard Chartered Bank	12/4/15	—	(310,519)
ZMW	6,495,000	USD	833,761	ICBC Standard Bank plc	12/8/15	—	(325,545)
USD	23,331,122	INR	1,537,220,000	Bank of America, N.A.	12/9/15	—	(41,207)
USD	19,795,348	INR	1,304,456,000	Deutsche Bank AG	12/9/15	—	(37,972)
USD	38,007,753	INR	2,480,443,000	Standard Chartered Bank	12/9/15	294,394	—
HUF	13,155,981,269	USD	47,460,250	Standard Chartered Bank	12/11/15	—	(934,115)
TRY	206,210	USD	65,978	Standard Chartered Bank	12/11/15	3,953	—
USD	46,867,474	HUF	13,155,981,269	Standard Chartered Bank	12/11/15	341,339	—
USD	7,035,026	TRY	21,987,623	Standard Chartered Bank	12/11/15	—	(421,494)
USD	7,687,326	TRY	24,026,354	Standard Chartered Bank	12/11/15	—	(460,575)
USD	42,708,884	NZD	68,225,055	Deutsche Bank AG	12/15/15	—	(3,346,991)
CHF	90,068,000	USD	93,223,620	BNP Paribas	12/16/15	—	(1,970,411)
SEK	774,392,000	USD	93,808,843	BNP Paribas	12/16/15	—	(3,075,153)
USD	93,287,346	CHF	90,068,000	BNP Paribas	12/16/15	2,034,138	—
USD	18,024,786	EUR	16,139,672	Goldman Sachs International	12/16/15	264,668	—
USD	495,634	EUR	435,225	Goldman Sachs International	12/16/15	16,712	—
USD	355,751	EUR	315,564	Goldman Sachs International	12/16/15	8,504	—
USD	702,951	EUR	631,129	Goldman Sachs International	12/16/15	8,456	—
USD	247,511	EUR	217,613	Goldman Sachs International	12/16/15	8,049	—
USD	486,647	EUR	435,225	Goldman Sachs International	12/16/15	7,725	—
USD	45,246,039	EUR	40,514,003	Standard Chartered Bank	12/16/15	664,373	—
USD	4,698,614	EUR	4,139,201	Standard Chartered Bank	12/16/15	143,831	—
USD	63,782,125	SEK	532,096,000	BNP Paribas	12/16/15	1,437,688	—
USD	28,951,953	SEK	242,296,000	BNP Paribas	12/16/15	562,700	—
ZMW	16,298,000	USD	2,060,300	Standard Chartered Bank	12/16/15	—	(789,751)
EUR	22,198,816	HUF	6,944,677,500	Deutsche Bank AG	12/17/15	—	(131,665)
HUF	6,944,677,500	EUR	22,277,789	Deutsche Bank AG	12/17/15	44,761	—
PLN	177,513,000	EUR	42,095,605	Deutsche Bank AG	12/17/15	—	(445,722)
CAD	61,994,881	USD	48,042,778	Standard Chartered Bank	12/23/15	—	(645,026)

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	46,686,584	CAD	61,994,881	Standard Chartered Bank	12/23/15	$—	$(711,169)
USD	19,647,998	EUR	17,375,000	Goldman Sachs International	12/23/15	525,330	—
USD	84,052,360	EUR	74,337,885	JPMorgan Chase Bank, N.A.	12/23/15	2,237,187	—
ZMW	3,722,000	USD	466,416	Citibank, N.A.	12/23/15	—	(177,197)
ZMW	6,159,000	USD	775,693	Standard Chartered Bank	12/28/15	—	(298,208)
USD	19,580,128	EUR	17,423,453	Goldman Sachs International	1/6/16	397,819	—
USD	12,628,859	SGD	18,082,000	Standard Chartered Bank	1/6/16	—	(250,487)
ZMW	2,496,000	USD	310,255	BNP Paribas	1/11/16	—	(118,220)
ZMW	7,046,000	USD	833,846	ICBC Standard Bank plc	1/11/16	—	(291,749)
TRY	112,747,140	USD	45,963,522	Bank of America, N.A.	1/13/16	—	(8,082,118)
TRY	27,393,595	USD	11,219,986	Deutsche Bank AG	1/13/16	—	(2,016,135)
USD	11,976,111	AUD	16,532,000	Goldman Sachs International	1/13/16	228,578	—
USD	20,564,459	TRY	57,899,235	BNP Paribas	1/13/16	1,111,156	—
USD	13,756,055	TRY	37,911,000	BNP Paribas	1/13/16	1,018,509	—
USD	5,365,881	TRY	14,607,000	BNP Paribas	1/13/16	458,140	—
USD	10,911,631	TRY	29,723,500	Standard Chartered Bank	1/13/16	924,966	—
ZMW	6,335,000	USD	749,704	Standard Chartered Bank	1/14/16	—	(263,226)
USD	31,483,775	EUR	27,516,212	Standard Chartered Bank	1/15/16	1,184,008	—
USD	1,572,391	EUR	1,379,000	Standard Chartered Bank	1/15/16	53,891	—
USD	6,699,559	EUR	6,054,183	Standard Chartered Bank	1/15/16	32,932	—
USD	41,964,746	RON	163,003,662	Bank of America, N.A.	1/15/16	1,555,464	—
ZMW	6,196,000	USD	777,415	Citibank, N.A.	1/15/16	—	(301,910)
ZMW	6,368,000	USD	749,617	Standard Chartered Bank	1/19/16	—	(262,135)
ZMW	25,325,000	USD	3,102,603	Standard Chartered Bank	1/19/16	—	(1,163,926)
EUR	555,740	USD	631,626	Standard Chartered Bank	1/21/16	—	(19,588)
USD	6,852,127	EUR	6,034,139	Standard Chartered Bank	1/21/16	206,714	—
USD	4,575,451	EUR	4,020,000	Standard Chartered Bank	1/21/16	148,215	—
USD	51,784,095	SGD	71,954,000	Goldman Sachs International	1/21/16	553,174	—
USD	11,289,992	THB	401,585,000	Standard Chartered Bank	1/25/16	31,635	—
USD	8,022,863	THB	285,293,000	Deutsche Bank AG	1/26/16	24,980	—
USD	3,394,729	TWD	110,254,000	Goldman Sachs International	1/26/16	70	—
USD	44,345,234	EUR	38,986,706	Standard Chartered Bank	1/27/16	1,403,539	—
USD	7,352,667	PEN	24,466,000	BNP Paribas	1/28/16	5,520	—
USD	7,352,667	PEN	24,466,000	Standard Chartered Bank	1/28/16	5,520	—
RSD	462,948,912	EUR	3,615,376	Citibank, N.A.	1/29/16	203,970	—
RSD	165,749,109	EUR	1,307,376	Citibank, N.A.	1/29/16	58,745	—
RSD	85,576,000	EUR	675,422	Deutsche Bank AG	1/29/16	29,860	—
USD	31,483,203	TWD	1,019,190,000	Goldman Sachs International	1/29/16	103,396	—
PLN	203,801,372	EUR	47,387,954	BNP Paribas	2/3/16	407,001	—
USD	24,083,357	EUR	21,809,696	Goldman Sachs International	2/3/16	57,571	—
ZMW	7,020,700	USD	833,812	ICBC Standard Bank plc	2/8/16	—	(302,820)
ZMW	16,683,700	USD	2,078,966	Citibank, N.A.	2/10/16	—	(818,518)
ZMW	71,386,000	USD	8,388,484	Barclays Bank PLC	2/11/16	—	(2,998,249)
ZMW	7,142,000	USD	833,859	ICBC Standard Bank plc	2/19/16	—	(296,929)
USD	7,352,409	PEN	25,182,000	Standard Chartered Bank	2/24/16	—	(166,738)
USD	11,028,861	PEN	38,022,000	BNP Paribas	2/26/16	—	(319,352)

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CNH	101,090,000	USD	15,583,475	Deutsche Bank AG	3/2/16	$235,533	$—
CNH	202,210,000	USD	31,170,373	Goldman Sachs International	3/2/16	472,337	—
USD	16,002,849	CNH	101,090,000	Deutsche Bank AG	3/2/16	183,842	—
USD	32,012,982	CNH	202,210,000	Goldman Sachs International	3/2/16	370,272	—
CNH	101,082,000	USD	15,584,404	Bank of America, N.A.	3/7/16	227,889	—
CNH	101,090,000	USD	15,584,676	Citibank, N.A.	3/7/16	228,868	—
CNH	98,918,000	USD	15,252,178	Goldman Sachs International	3/7/16	221,600	—
USD	16,001,583	CNH	101,082,000	Bank of America, N.A.	3/7/16	189,290	—
USD	16,002,849	CNH	101,090,000	Citibank, N.A.	3/7/16	189,305	—
USD	15,657,776	CNH	98,918,000	Goldman Sachs International	3/7/16	183,999	—
ZMW	8,572,000	USD	1,050,739	Standard Chartered Bank	3/10/16	—	(413,250)
ZMW	8,304,000	USD	1,013,301	ICBC Standard Bank plc	3/14/16	—	(397,071)
ZMW	8,395,000	USD	1,013,889	Standard Chartered Bank	3/14/16	—	(390,906)
ZMW	15,774,300	USD	1,873,432	Barclays Bank PLC	3/24/16	—	(709,103)
OMR	9,663,500	USD	25,028,490	Standard Chartered Bank	4/4/16	—	(37,721)
USD	25,000,000	OMR	9,663,500	Standard Chartered Bank	4/4/16	9,231	—
OMR	10,079,000	USD	26,044,601	BNP Paribas	5/11/16	—	(24,206)
USD	25,976,804	OMR	10,079,000	BNP Paribas	5/11/16	—	(43,591)
OMR	9,697,750	USD	25,084,713	Standard Chartered Bank	5/26/16	—	(72,784)
USD	25,000,000	OMR	9,697,750	Standard Chartered Bank	5/26/16	—	(11,929)
OMR	15,499,200	USD	40,075,501	Standard Chartered Bank	6/8/16	—	(134,256)
USD	40,000,000	OMR	15,499,200	Standard Chartered Bank	6/8/16	58,755	—
CNH	187,350,000	USD	28,596,505	Standard Chartered Bank	6/13/16	535,827	—
CNH	24,300,657	USD	3,708,892	Standard Chartered Bank	6/13/16	69,784	—
USD	31,731,733	CNH	211,650,657	Standard Chartered Bank	6/13/16	—	(1,179,274)
CNH	119,878,000	USD	18,249,049	Goldman Sachs International	7/29/16	348,743	—
CNH	115,671,405	USD	17,611,359	Goldman Sachs International	7/29/16	333,824	—
CNH	93,275,000	USD	14,202,512	Goldman Sachs International	7/29/16	268,108	—
CNH	183,040,967	USD	27,862,237	Standard Chartered Bank	7/29/16	534,614	—
USD	25,513,000	CNH	170,554,405	Goldman Sachs International	7/29/16	—	(946,695)
USD	23,587,183	CNH	158,270,000	Goldman Sachs International	7/29/16	—	(966,717)
USD	27,149,760	CNH	183,040,967	Standard Chartered Bank	7/29/16	—	(1,247,091)
USD	5,000,000	OMR	1,946,000	Deutsche Bank AG	8/17/16	7,209	—
USD	11,029,018	PEN	38,767,000	Standard Chartered Bank	8/29/16	—	(179,239)
LKR	1,000,000,000	USD	6,807,352	Citibank, N.A.	9/13/16	20,076	—
LKR	801,865,000	USD	5,466,019	Citibank, N.A.	9/13/16	8,656	—
LKR	500,000,000	USD	3,405,995	Citibank, N.A.	9/13/16	7,719	—
USD	4,369,063	LKR	636,354,000	Citibank, N.A.	9/13/16	24,402	—
USD	5,493,054	LKR	806,655,000	Citibank, N.A.	9/13/16	—	(14,325)
USD	5,848,526	LKR	858,856,000	Citibank, N.A.	9/13/16	—	(15,252)
LKR	1,128,431,400	USD	7,681,630	Citibank, N.A.	9/14/16	21,740	—
USD	3,684,492	LKR	537,199,000	Citibank, N.A.	9/14/16	17,240	—
USD	4,031,588	LKR	591,232,400	Citibank, N.A.	9/14/16	—	(4,529)
USD	2,187,346	LKR	322,414,800	Citibank, N.A.	9/21/16	—	(11,829)
USD	2,548,997	LKR	375,849,600	Citibank, N.A.	9/21/16	—	(14,654)
USD	5,838,182	LKR	860,723,200	Citibank, N.A.	9/21/16	—	(32,767)

34	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	967,848	LKR	142,999,524	Standard Chartered Bank	9/21/16	$—	$(7,545)
USD	1,740,580	LKR	256,648,500	Citibank, N.A.	9/26/16	—	(8,969)
USD	3,647,257	LKR	537,788,000	Citibank, N.A.	9/26/16	—	(18,793)
USD	3,238,364	LKR	480,249,450	Citibank, N.A.	9/26/16	—	(35,451)
USD	1,111,123	AOA	202,780,000	ICBC Standard Bank plc	10/3/16	19,724	—
USD	7,352,732	PEN	25,900,000	BNP Paribas	11/2/16	—	(19,437)
USD	9,191,199	PEN	32,376,000	Standard Chartered Bank	11/2/16	—	(24,297)
USD	25,000,000	OMR	9,685,000	Standard Chartered Bank	3/20/17	426,727	—
USD	17,562,100	OMR	6,858,000	Deutsche Bank AG	5/31/17	222,384	—
USD	50,000,000	OMR	19,600,000	Standard Chartered Bank	6/5/17	455,520	—
USD	25,000,000	OMR	9,788,750	Standard Chartered Bank	6/5/17	256,197	—
USD	39,438,168	OMR	15,499,200	Standard Chartered Bank	8/14/17	392,107	—
USD	24,676,209	OMR	9,697,750	Standard Chartered Bank	8/14/17	245,339	—
USD	24,589,059	OMR	9,663,500	Standard Chartered Bank	8/14/17	244,473	—
USD	25,689,453	OMR	10,079,000	BNP Paribas	8/21/17	306,711	—

						$54,552,417	$(61,678,446)

Non-deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Net Unrealized (Depreciation)

11/5/15	COP	100,202,000	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	$33,569,918	$(306,731)

11/5/15	COP	93,579,500	Republic of Colombia, 7.00%, 9/11/19	Deutsche Bank AG	32,866,851	(415,915)

11/5/15	COP	(100,202,000)	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	(33,179,991)	(83,197)
11/5/15	COP	(93,579,500)	Republic of Colombia, 7.00%, 9/11/19	Deutsche Bank AG	(33,377,872)	(73,065)

						$(878,908)

*	Represents a short-term forward contract to purchase or (sell) the referenced entity denominated in a non-deliverable foreign currency.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Commodity Futures
Brent Crude Oil	1,101	Short	Nov-15	$(64,872,380)	$(54,565,560)	$10,306,820
Gold	274	Short	Dec-15	(29,844,080)	(31,274,360)	(1,430,280)
High Grade Copper	198	Short	Dec-15	(11,427,111)	(11,471,625)	(44,514)
High Grade Copper	956	Short	Mar-16	(55,309,011)	(55,603,350)	(294,339)

35	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Futures Contracts (continued)
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Equity Futures
SGX CNX Nifty Index	1,479	Long	Nov-15	$24,726,390	$23,858,707	$(867,683)
E-mini S&P 500 Index	566	Short	Dec-15	(55,013,785)	(58,685,710)	(3,671,925)
Euro Stoxx 50 Index	635	Long	Dec-15	22,204,699	23,725,370	1,520,671
Nikkei 225 Index	58	Long	Dec-15	5,111,250	5,441,045	329,795
TOPIX Index	443	Long	Dec-15	52,725,333	56,703,841	3,978,508

Interest Rate Futures
Euro-Bobl	2,616	Short	Dec-15	(368,791,045)	(372,300,601)	(3,509,556)
Euro-Bund	259	Short	Dec-15	(43,584,387)	(44,774,890)	(1,190,503)
IMM 10-Year Interest Rate Swap	735	Long	Dec-15	72,017,558	70,914,123	(1,103,435)
Japan 10-Year Bond	143	Short	Dec-15	(175,126,709)	(176,051,048)	(924,339)
U.S. 2-Year Deliverable Interest Rate Swap	1,549	Short	Dec-15	(156,340,087)	(156,715,235)	(375,148)
U.S. 2-Year Treasury Note	782	Short	Dec-15	(170,915,875)	(170,989,187)	(73,312)
U.S. 5-Year Treasury Note	898	Short	Dec-15	(107,548,334)	(107,556,547)	(8,213)
U.S. 5-Year Deliverable Interest Rate Swap	1,995	Short	Dec-15	(202,386,361)	(203,677,031)	(1,290,670)
U.S. 10-Year Deliverable Interest Rate Swap	3,661	Short	Dec-15	(372,238,626)	(379,027,906)	(6,789,280)
U.S. 10-Year Treasury Note	1,395	Short	Dec-15	(177,601,059)	(178,124,063)	(523,004)
U.S. 30-Year Deliverable Interest Rate Swap	106	Short	Dec-15	(10,601,953)	(11,000,813)	(398,860)
90-Day Sterling	4,883	Short	Mar-16	(933,742,148)	(934,649,274)	(907,126)
CME 90-Day Eurodollar	962	Short	Mar-17	(235,906,450)	(237,734,250)	(1,827,800)
CME 90-Day Eurodollar	957	Short	Sep-17	(235,039,200)	(235,852,650)	(813,450)

						$(9,907,643)

CME:  Chicago Mercantile Exchange.

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Euro Stoxx 50 Index:  Market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Nikkei 225 Index:  Price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange.

SGX CNX Nifty Index:  Price-weighted average of 50 large and highly liquid companies listed on the National Stock Exchange of India.

TOPIX Index:  Market capitalization-weighted stock index of all companies listed on the First Section of the Tokyo Stock Exchange.

36	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	MXN	298,283	Pays	Mexico Interbank TIIE 28 Day	6.26%		9/29/25	$(3,732)
CME Group, Inc.	MXN	298,285	Pays	Mexico Interbank TIIE 28 Day	6.29		10/1/25	43,619
CME Group, Inc.	MXN	494,432	Pays	Mexico Interbank TIIE 28 Day	6.24		10/2/25	(63,704)
LCH.Clearnet(1)	EUR	8,627	Receives	6-month Euro Interbank Offered Rate	0.25	(2)	12/16/17	(23,350)
LCH.Clearnet(1)	EUR	49,256	Receives	6-month Euro Interbank Offered Rate	0.50	(2)	12/16/20	(516,202)
LCH.Clearnet(1)	EUR	22,902	Receives	6-month Euro Interbank Offered Rate	0.75	(2)	12/16/25	(580,660)
LCH.Clearnet	PLN	33,910	Pays	6-month PLN WIBOR	4.40		8/20/17	490,971
LCH.Clearnet	PLN	372,117	Pays	6-month PLN WIBOR	1.95		10/27/19	983,376
LCH.Clearnet	PLN	44,238	Pays	6-month PLN WIBOR	1.78		2/27/20	131,791
LCH.Clearnet	PLN	69,237	Pays	6-month PLN WIBOR	1.72		2/27/20	160,302
LCH.Clearnet	PLN	206,755	Pays	6-month PLN WIBOR	1.78		2/27/20	623,203
LCH.Clearnet(1)		$20,456	Receives	3-month USD-LIBOR-BBA	1.50	(2)	12/16/17	34,590
LCH.Clearnet		$8,043	Pays	3-month USD-LIBOR-BBA	1.80		6/29/20	186,167
LCH.Clearnet		$15,300	Pays	3-month USD-LIBOR-BBA	1.80		6/29/20	341,910
LCH.Clearnet		$8,222	Pays	3-month USD-LIBOR-BBA	1.75		7/31/20	143,116
LCH.Clearnet		$10,439	Pays	3-month USD-LIBOR-BBA	1.70		7/31/20	203,504
LCH.Clearnet		$15,520	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	278,067
LCH.Clearnet		$19,400	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	347,347
LCH.Clearnet		$20,736	Pays	3-month USD-LIBOR-BBA	1.74		8/12/20	333,793
LCH.Clearnet		$22,053	Pays	3-month USD-LIBOR-BBA	1.62		8/14/20	226,853
LCH.Clearnet		$10,695	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	138,600
LCH.Clearnet		$11,461	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	147,721
LCH.Clearnet		$23,643	Pays	3-month USD-LIBOR-BBA	1.69		8/17/20	316,785
LCH.Clearnet		$40,058	Pays	3-month USD-LIBOR-BBA	1.70		8/19/20	547,734
LCH.Clearnet		$38,126	Pays	3-month USD-LIBOR-BBA	1.57		9/17/20	217,394
LCH.Clearnet		$11,213	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	109,021
LCH.Clearnet		$27,660	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	267,244
LCH.Clearnet		$1,500	Pays	3-month USD-LIBOR-BBA	1.55		9/23/20	6,546
LCH.Clearnet		$1,500	Pays	3-month USD-LIBOR-BBA	1.54		9/23/20	6,271
LCH.Clearnet		$11,970	Pays	3-month USD-LIBOR-BBA	1.43		10/28/20	(39,635)
LCH.Clearnet		$11,970	Pays	3-month USD-LIBOR-BBA	1.42		10/28/20	(41,092)
LCH.Clearnet		$12,320	Pays	3-month USD-LIBOR-BBA	1.38		10/29/20	(67,225)
LCH.Clearnet		$13,918	Pays	3-month USD-LIBOR-BBA	2.10	(2)	7/27/22	398,201
LCH.Clearnet		$14,712	Pays	3-month USD-LIBOR-BBA	2.06		7/30/22	369,200
LCH.Clearnet(1)		$16,500	Receives	3-month USD-LIBOR-BBA	2.50	(2)	12/16/25	(418,347)
LCH.Clearnet(1)		$18,928	Receives	3-month USD-LIBOR-BBA	2.75	(2)	12/16/45	(1,148,473)

								$4,150,906

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2015.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

37	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	PLN	31,619	Pays	6-month PLN WIBOR	4.34%	7/30/17	$445,333
Bank of America, N.A.	PLN	31,619	Receives	6-month PLN WIBOR	3.35	7/30/17	(286,335)
Bank of America, N.A.	PLN	14,470	Pays	6-month PLN WIBOR	3.83	11/14/17	286,004
Bank of America, N.A.	PLN	14,470	Receives	6-month PLN WIBOR	3.61	11/14/17	(260,891)
Bank of America, N.A.	PLN	102,310	Receives	6-month PLN WIBOR	3.52	11/16/17	(1,773,414)
Barclays Bank PLC	PLN	66,483	Pays	6-month PLN WIBOR	4.32	8/2/17	928,692
Barclays Bank PLC	PLN	28,300	Pays	6-month PLN WIBOR	4.35	8/27/17	402,097
Barclays Bank PLC	PLN	102,310	Pays	6-month PLN WIBOR	3.81	11/16/17	2,007,602
Barclays Bank PLC	PLN	173,050	Pays	6-month PLN WIBOR	3.82	11/19/17	3,413,196
Barclays Bank PLC	PLN	173,050	Receives	6-month PLN WIBOR	3.53	11/19/17	(3,008,209)
Barclays Bank PLC	PLN	57,540	Pays	6-month PLN WIBOR	3.80	11/20/17	1,124,015
BNP Paribas	CNY	146,137	Pays	7-day China Fixing Repo Rates	2.45	6/24/17	48,078
BNP Paribas	PLN	69,044	Pays	6-month PLN WIBOR	4.25	8/7/17	942,092
BNP Paribas	PLN	69,044	Receives	6-month PLN WIBOR	3.60	8/7/17	(717,323)
BNP Paribas	PLN	15,700	Pays	6-month PLN WIBOR	3.85	11/13/17	313,519
BNP Paribas	PLN	15,700	Receives	6-month PLN WIBOR	3.38	11/13/17	(256,340)
BNP Paribas	PLN	76,000	Pays	6-month PLN WIBOR	3.83	11/14/17	1,502,153
BNP Paribas	PLN	2,200	Pays	6-month PLN WIBOR	3.81	11/20/17	43,147
BNP Paribas	PLN	2,200	Receives	6-month PLN WIBOR	3.60	11/20/17	(39,435)
Citibank, N.A.	PLN	27,794	Pays	6-month PLN WIBOR	4.33	7/30/17	391,106
Citibank, N.A.	PLN	41,457	Pays	6-month PLN WIBOR	4.31	8/2/17	578,051
Citibank, N.A.	PLN	9,684	Pays	6-month PLN WIBOR	4.24	8/7/17	131,889
Citibank, N.A.	PLN	29,987	Pays	6-month PLN WIBOR	4.30	8/10/17	417,249
Citibank, N.A.	PLN	26,940	Pays	6-month PLN WIBOR	4.40	8/20/17	389,332
Citibank, N.A.	PLN	31,670	Pays	6-month PLN WIBOR	4.30	9/18/17	443,250
Citibank, N.A.	PLN	31,670	Receives	6-month PLN WIBOR	3.59	9/18/17	(328,932)
Citibank, N.A.	PLN	30,600	Pays	6-month PLN WIBOR	3.81	11/13/17	601,539
Citibank, N.A.	PLN	24,940	Pays	6-month PLN WIBOR	3.82	11/14/17	491,007
Citibank, N.A.	PLN	75,150	Pays	6-month PLN WIBOR	3.82	11/19/17	1,476,985
Citibank, N.A.	PLN	75,150	Receives	6-month PLN WIBOR	3.60	11/19/17	(1,348,409)
Credit Suisse International	RUB	2,406,574	Pays	3-month Moscow Prime Offered Rate	11.56	10/16/18	558,439
Credit Suisse International	RUB	802,192	Pays	3-month Moscow Prime Offered Rate	11.40	10/19/18	138,480
Credit Suisse International	RUB	1,203,287	Pays	3-month Moscow Prime Offered Rate	11.30	10/20/18	162,497
Credit Suisse International	RUB	786,462	Pays	3-month Moscow Prime Offered Rate	11.25	10/21/18	91,223
Deutsche Bank AG	BRL	87,307	Pays	Brazil CETIP Interbank Deposit Rate	13.00	1/2/18	(1,332,374)
Deutsche Bank AG	BRL	92,820	Pays	Brazil CETIP Interbank Deposit Rate	12.96	1/2/18	(1,439,640)
Deutsche Bank AG	CNY	296,645	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	97,275
Deutsche Bank AG	CNY	357,052	Pays	7-day China Fixing Repo Rates	2.45	6/25/17	118,546
Deutsche Bank AG	CNY	232,621	Pays	7-day China Fixing Repo Rates	2.46	7/16/17	80,841
Deutsche Bank AG	CNY	115,408	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	41,548
Deutsche Bank AG	CNY	220,924	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	81,237
Deutsche Bank AG	CNY	290,387	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	107,800
Deutsche Bank AG	PLN	19,510	Pays	6-month PLN WIBOR	3.79	11/16/17	379,807
Deutsche Bank AG	PLN	19,510	Receives	6-month PLN WIBOR	3.60	11/16/17	(350,605)

38	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Deutsche Bank AG	SAR	57,250	Receives	3-month Saudi Riyal Interbank Offered Rate	2.15%	6/28/20	$50,439
Deutsche Bank AG	SAR	30,821	Receives	3-month Saudi Riyal Interbank Offered Rate	2.31	8/2/20	(6,557)
Deutsche Bank AG	SAR	38,759	Receives	3-month Saudi Riyal Interbank Offered Rate	2.19	8/2/20	59,632
Deutsche Bank AG	SAR	58,140	Receives	3-month Saudi Riyal Interbank Offered Rate	2.13	8/2/20	132,205
Deutsche Bank AG	SAR	79,700	Receives	3-month Saudi Riyal Interbank Offered Rate	2.30	10/28/20	146,524
Goldman Sachs International	BRL	259,485	Pays	Brazil CETIP Interbank Deposit Rate	12.02	1/2/17	(3,206,736)
Goldman Sachs International	BRL	299,451	Pays	Brazil CETIP Interbank Deposit Rate	12.08	1/2/17	(3,603,115)
Goldman Sachs International	BRL	149,601	Pays	Brazil CETIP Interbank Deposit Rate	13.27	1/2/18	(2,095,929)
Goldman Sachs International	BRL	267,610	Pays	Brazil CETIP Interbank Deposit Rate	13.19	1/2/18	(3,802,032)
Goldman Sachs International	BRL	415,918	Pays	Brazil CETIP Interbank Deposit Rate	13.26	1/2/18	(5,862,785)
Goldman Sachs International	BRL	542,992	Pays	Brazil CETIP Interbank Deposit Rate	13.18	1/2/18	(7,736,856)
Goldman Sachs International	BRL	61,202	Receives	Brazil CETIP Interbank Deposit Rate	11.64	1/2/23	4,592,270
Goldman Sachs International	BRL	70,793	Receives	Brazil CETIP Interbank Deposit Rate	11.51	1/2/23	5,478,049
Goldman Sachs International	CNY	296,646	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	97,275
Goldman Sachs International	CNY	311,021	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	134,234
Goldman Sachs International	CNY	303,345	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	100,107
Goldman Sachs International	CNY	164,868	Pays	7-day China Fixing Repo Rates	2.45	8/20/17	58,044
Goldman Sachs International	PLN	20,449	Pays	6-month PLN WIBOR	4.35	8/1/17	288,371
Goldman Sachs International	PLN	37,986	Pays	6-month PLN WIBOR	3.80	11/20/17	742,037
Goldman Sachs International	SAR	30,190	Receives	3-month Saudi Riyal Interbank Offered Rate	2.17	6/29/20	19,504
Goldman Sachs International	SAR	77,540	Receives	3-month Saudi Riyal Interbank Offered Rate	2.16	8/3/20	148,464
Goldman Sachs International	SAR	77,052	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	8/12/20	(24,327)
Goldman Sachs International	SAR	83,127	Receives	3-month Saudi Riyal Interbank Offered Rate	2.33	8/17/20	7,060
Goldman Sachs International	SAR	83,879	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	(70,613)
Goldman Sachs International	SAR	88,833	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	(69,105)
Goldman Sachs International	SAR	95,697	Receives	3-month Saudi Riyal Interbank Offered Rate	2.46	8/19/20	(146,474)
Goldman Sachs International	SAR	143,913	Receives	3-month Saudi Riyal Interbank Offered Rate	2.26	9/17/20	229,877
Goldman Sachs International	SAR	143,914	Receives	3-month Saudi Riyal Interbank Offered Rate	2.34	9/21/20	98,838
Goldman Sachs International	SAR	52,237	Receives	3-month Saudi Riyal Interbank Offered Rate	2.23	9/28/20	116,125
Goldman Sachs International	SAR	46,500	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	10/29/20	56,637
Goldman Sachs International	SAR	56,075	Receives	3-month Saudi Riyal Interbank Offered Rate	2.64	7/27/22	88,979
Goldman Sachs International	SAR	55,883	Receives	3-month Saudi Riyal Interbank Offered Rate	2.61	7/30/22	119,208
JPMorgan Chase Bank, N.A.	CNY	311,021	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	134,234
JPMorgan Chase Bank, N.A.	NZD	13,240	Pays	3-month NZD Bank Bill	4.06	6/4/23	536,497
JPMorgan Chase Bank, N.A.	PLN	26,580	Pays	6-month PLN WIBOR	4.33	8/17/17	373,776
Standard Chartered Bank	CNY	312,258	Pays	7-day China Fixing Repo Rates	2.46	6/24/17	113,236
Standard Chartered Bank	CNY	373,226	Pays	7-day China Fixing Repo Rates	2.50	6/25/17	172,129
Standard Chartered Bank	CNY	292,382	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	92,561
Standard Chartered Bank	CNY	105,517	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	35,925

							$(5,310,170)

39	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

South Africa	ICE Clear Credit	$4,600	1.00	%(1)	6/20/17	1.37%	$(22,816)	$50,139	$27,323

Total		$4,600					$(22,816)	$50,139	$27,323

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

South Africa	ICE Clear Credit	$3,910	1.00	%(1)	12/20/19	$181,967	$(98,579)	$83,388
South Africa	ICE Clear Credit	9,900	1.00	(1)	3/20/20	514,871	(274,727)	240,144
South Africa	ICE Clear Credit	5,000	1.00	(1)	6/20/20	289,144	(153,172)	135,972

Total						$985,982	$(526,478)	$459,504

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Colombia	Barclays Bank PLC	$4,950	1.00	%(1)	3/20/20	1.91%	$(182,332)	$145,577	$(36,755)
Colombia	BNP Paribas	2,000	1.00	(1)	3/20/20	1.91	(73,670)	56,971	(16,699)
Colombia	BNP Paribas	2,920	1.00	(1)	3/20/20	1.91	(107,558)	84,304	(23,254)
Colombia	BNP Paribas	4,870	1.00	(1)	3/20/20	1.91	(179,386)	140,380	(39,006)
Colombia	BNP Paribas	34,625	1.00	(1)	3/20/20	1.91	(1,275,408)	1,016,096	(259,312)
Colombia	Goldman Sachs International	2,868	1.00	(1)	3/20/20	1.91	(105,642)	81,939	(23,703)
Colombia	JPMorgan Chase Bank, N.A.	1,950	1.00	(1)	3/20/20	1.91	(71,828)	57,072	(14,756)
Dominican Republic	Barclays Bank PLC	9,060	1.00	(1)	3/20/16	3.78	(87,428)	66,850	(20,578)
Nigeria	Citibank, N.A.	5,060	3.50		6/20/16	2.60	48,415	—	48,415
Nigeria	Citibank, N.A.	1,900	1.00	(1)	9/20/16	2.68	(25,992)	46,910	20,918
Slovenia	Barclays Bank PLC	10,000	1.00	(1)	3/20/20	0.99	15,511	144,027	159,538
Slovenia	BNP Paribas	10,000	1.00	(1)	3/20/20	0.99	15,511	70,929	86,440
South Africa	Bank of America, N.A.	16,990	1.00	(1)	12/20/15	1.01	18,521	3,679	22,200
South Africa	Bank of America, N.A.	5,160	1.00	(1)	12/20/15	1.01	5,625	1,171	6,796
South Africa	Bank of America, N.A.	19,900	1.00	(1)	9/20/17	1.50	(162,581)	246,189	83,608
South Africa	Bank of America, N.A.	20,830	1.00	(1)	9/20/17	1.50	(170,179)	134,374	(35,805)
South Africa	Bank of America, N.A.	16,100	1.00	(1)	9/20/17	1.50	(131,535)	92,577	(38,958)
South Africa	Bank of America, N.A.	29,280	1.00	(1)	9/20/17	1.50	(239,214)	142,212	(97,002)
South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/15	1.01	13,092	3,052	16,144
South Africa	Barclays Bank PLC	7,340	1.00	(1)	12/20/15	1.01	8,001	1,850	9,851
South Africa	Barclays Bank PLC	4,000	1.00	(1)	6/20/17	1.41	(22,556)	44,199	21,643
South Africa	Barclays Bank PLC	11,400	1.00	(1)	9/20/17	1.50	(93,137)	109,396	16,259
South Africa	Barclays Bank PLC	9,080	1.00	(1)	9/20/17	1.50	(74,183)	81,255	7,072

40	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	BNP Paribas	$19,000	1.00	%(1)	9/20/17	1.50%	$(155,228)	$188,950	$33,722
South Africa	BNP Paribas	9,200	1.00	(1)	9/20/17	1.50	(75,163)	105,868	30,705
South Africa	BNP Paribas	16,830	1.00	(1)	9/20/17	1.50	(137,499)	141,605	4,106
South Africa	Credit Suisse International	16,990	1.00	(1)	12/20/15	1.01	18,521	4,324	22,845
South Africa	Credit Suisse International	10,450	1.00	(1)	12/20/15	1.01	11,392	5,911	17,303
South Africa	Credit Suisse International	7,740	1.00	(1)	12/20/15	1.01	8,438	2,144	10,582
South Africa	Credit Suisse International	10,000	1.00	(1)	9/20/17	1.50	(81,699)	134,041	52,342
South Africa	Deutsche Bank AG	13,005	1.00	(1)	12/20/15	1.01	14,177	3,305	17,482
South Africa	Deutsche Bank AG	16,940	1.00	(1)	9/20/17	1.50	(138,398)	232,778	94,380
South Africa	Deutsche Bank AG	15,200	1.00	(1)	9/20/17	1.50	(124,182)	188,044	63,862
South Africa	Deutsche Bank AG	9,200	1.00	(1)	9/20/17	1.50	(75,163)	88,285	13,122
South Africa	Goldman Sachs International	17,335	1.00	(1)	12/20/15	1.01	18,897	4,624	23,521
South Africa	Goldman Sachs International	8,020	1.00	(1)	12/20/15	1.01	8,742	2,222	10,964
South Africa	Goldman Sachs International	10,690	1.00	(1)	9/20/17	1.50	(87,336)	139,553	52,217
South Africa	Goldman Sachs International	8,022	1.00	(1)	12/20/17	1.56	(85,409)	81,257	(4,152)
South Africa	HSBC Bank USA, N.A.	9,200	1.00	(1)	9/20/17	1.50	(75,163)	121,701	46,538
South Africa	HSBC Bank USA, N.A.	9,146	1.00	(1)	9/20/17	1.50	(74,722)	87,767	13,045
South Africa	HSBC Bank USA, N.A.	7,300	1.00	(1)	12/20/17	1.50	(77,722)	76,848	(874)
South Africa	JPMorgan Chase Bank, N.A.	9,200	1.00	(1)	9/20/17	1.50	(75,163)	102,681	27,518
South Africa	Morgan Stanley & Co. International PLC	4,400	1.00	(1)	6/20/17	1.41	(24,811)	47,299	22,488
South Africa	Morgan Stanley & Co. International PLC	9,200	1.00	(1)	9/20/17	1.50	(75,163)	101,086	25,923
South Africa	Nomura International PLC	8,900	1.00	(1)	9/20/17	1.50	(72,712)	65,589	(7,123)
South Africa	Nomura International PLC	4,000	1.00	(1)	9/20/17	1.50	(32,680)	23,054	(9,626)
South Africa	Nomura International PLC	7,068	1.00	(1)	12/20/17	1.56	(75,252)	73,000	(2,252)
Turkey	Bank of America, N.A.	94,932	1.00	(1)	12/20/17	1.63	(1,154,745)	962,967	(191,778)
Turkey	BNP Paribas	32,300	1.00	(1)	9/20/20	2.46	(2,097,501)	2,438,200	340,699
Turkey	Deutsche Bank AG	20,000	1.00	(1)	12/20/17	1.63	(243,278)	202,875	(40,403)

Total		$646,561					$(7,836,775)	$8,396,987	$560,212

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bulgaria	Barclays Bank PLC	$9,861	1.00	%(1)	12/20/18	$91,686	$(73,264)	$18,422
Bulgaria	BNP Paribas	4,574	1.00	(1)	6/20/18	25,564	(13,860)	11,704
Bulgaria	BNP Paribas	6,620	1.00	(1)	9/20/18	49,404	(36,221)	13,183
Bulgaria	BNP Paribas	4,600	1.00	(1)	9/20/18	34,329	(28,865)	5,464
Bulgaria	Goldman Sachs International	6,470	1.00	(1)	9/20/18	48,285	(31,836)	16,449

41	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Bulgaria	Goldman Sachs International	$9,000	1.00	%(1)	12/20/18	$83,681	$(65,332)	$18,349
China	Bank of America, N.A.	22,200	1.00	(1)	3/20/17	(224,223)	(183,406)	(407,629)
China	Barclays Bank PLC	37,413	1.00	(1)	3/20/17	(377,876)	(281,278)	(659,154)
China	Deutsche Bank AG	13,655	1.00	(1)	3/20/17	(137,917)	(97,566)	(235,483)
China	Deutsche Bank AG	15,969	1.00	(1)	3/20/17	(161,288)	(114,100)	(275,388)
Croatia	Barclays Bank PLC	9,040	1.00	(1)	3/20/20	654,581	(571,350)	83,231
Croatia	Barclays Bank PLC	4,520	1.00	(1)	3/20/20	327,541	(285,925)	41,616
Croatia	Barclays Bank PLC	4,520	1.00	(1)	3/20/20	327,541	(286,263)	41,278
Croatia	Barclays Bank PLC	4,520	1.00	(1)	3/20/20	327,541	(294,224)	33,317
Croatia	BNP Paribas	2,000	1.00	(1)	12/20/17	40,642	(57,550)	(16,908)
Croatia	BNP Paribas	8,480	1.00	(1)	6/20/18	265,313	(355,417)	(90,104)
Croatia	BNP Paribas	2,760	1.00	(1)	3/20/20	200,003	(172,258)	27,745
Croatia	BNP Paribas	2,340	1.00	(1)	3/20/20	169,568	(151,991)	17,577
Croatia	BNP Paribas	6,250	1.00	(1)	3/20/20	452,906	(452,642)	264
Croatia	BNP Paribas	3,000	1.00	(1)	3/20/20	217,394	(217,568)	(174)
Croatia	Citibank, N.A.	1,500	1.00	(1)	12/20/17	30,481	(42,646)	(12,165)
Croatia	Citibank, N.A.	5,000	1.00	(1)	12/20/17	101,604	(145,445)	(43,841)
Croatia	Citibank, N.A.	3,070	1.00	(1)	3/20/18	79,163	(97,124)	(17,961)
Croatia	Citibank, N.A.	4,050	1.00	(1)	3/20/18	104,433	(128,103)	(23,670)
Croatia	Citibank, N.A.	4,287	1.00	(1)	3/20/18	110,544	(188,509)	(77,965)
Croatia	Citibank, N.A.	2,670	1.00	(1)	6/20/18	83,536	(132,557)	(49,021)
Croatia	Citibank, N.A.	13,270	1.00	(1)	6/20/18	415,177	(650,495)	(235,318)
Croatia	Citibank, N.A.	10,000	1.00	(1)	3/20/20	724,649	(690,627)	34,022
Croatia	Citibank, N.A.	4,260	1.00	(1)	3/20/20	308,700	(280,257)	28,443
Croatia	Citibank, N.A.	1,660	1.00	(1)	3/20/20	120,292	(104,482)	15,810
Croatia	Citibank, N.A.	1,000	1.00	(1)	6/20/20	79,365	(68,477)	10,888
Croatia	Citibank, N.A.	167	1.00	(1)	6/20/20	13,274	(11,183)	2,091
Croatia	Deutsche Bank AG	410	1.00	(1)	12/20/17	8,332	(12,138)	(3,806)
Croatia	Goldman Sachs International	2,000	1.00	(1)	12/20/17	40,642	(57,013)	(16,371)
Croatia	Goldman Sachs International	2,900	1.00	(1)	3/20/19	138,994	(141,825)	(2,831)
Croatia	Goldman Sachs International	3,410	1.00	(1)	3/20/20	247,105	(221,715)	25,390
Croatia	Goldman Sachs International	2,210	1.00	(1)	3/20/20	160,147	(143,546)	16,601
Croatia	Goldman Sachs International	1,700	1.00	(1)	6/20/20	134,920	(116,800)	18,120
Croatia	HSBC Bank USA, N.A.	6,508	1.00	(1)	3/20/18	167,815	(286,171)	(118,356)
Croatia	JPMorgan Chase Bank, N.A.	2,967	1.00	(1)	6/20/18	92,828	(147,421)	(54,593)
Croatia	Morgan Stanley & Co. International PLC	1,611	1.00	(1)	12/20/16	8,251	(25,845)	(17,594)
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00	(1)	12/20/17	28,144	(38,193)	(10,049)
Croatia	Morgan Stanley & Co. International PLC	1,595	1.00	(1)	12/20/17	32,412	(47,033)	(14,621)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	50,802	(72,255)	(21,453)

42	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Croatia	Morgan Stanley & Co. International PLC	$2,500	1.00	%(1)	12/20/17	$50,802	$(73,653)	$(22,851)
Croatia	Morgan Stanley & Co. International PLC	3,082	1.00	(1)	3/20/18	79,472	(136,827)	(57,355)
Croatia	Morgan Stanley & Co. International PLC	2,816	1.00	(1)	6/20/18	88,104	(146,032)	(57,928)
Croatia	Morgan Stanley & Co. International PLC	6,310	1.00	(1)	6/20/18	197,420	(299,682)	(102,262)
Croatia	Morgan Stanley & Co. International PLC	5,869	1.00	(1)	6/20/18	183,623	(311,582)	(127,959)
Croatia	Nomura International PLC	5,000	1.00	(1)	3/20/18	128,929	(147,901)	(18,972)
Croatia	Nomura International PLC	40,700	1.00	(1)	3/20/18	1,049,486	(1,289,959)	(240,473)
Egypt	Citibank, N.A.	3,050	1.00	(1)	12/20/15	2,394	(5,510)	(3,116)
Egypt	Citibank, N.A.	4,550	1.00	(1)	6/20/20	495,809	(233,864)	261,945
Egypt	Citibank, N.A.	50	1.00	(1)	6/20/20	5,448	(2,700)	2,748
Egypt	Credit Suisse International	11,000	1.00	(1)	12/20/15	8,634	(18,617)	(9,983)
Egypt	Deutsche Bank AG	2,855	1.00	(1)	12/20/15	2,241	(4,692)	(2,451)
Egypt	Deutsche Bank AG	5,100	1.00	(1)	6/20/20	555,741	(233,080)	322,661
Egypt	Deutsche Bank AG	4,600	1.00	(1)	6/20/20	501,257	(237,559)	263,698
Egypt	Deutsche Bank AG	4,550	1.00	(1)	6/20/20	495,808	(235,292)	260,516
Lebanon	Barclays Bank PLC	5,000	1.00	(1)	12/20/15	(295)	(11,850)	(12,145)
Lebanon	Credit Suisse International	4,450	1.00	(1)	12/20/15	(263)	(10,158)	(10,421)
Lebanon	Credit Suisse International	5,000	1.00	(1)	12/20/15	(295)	(11,710)	(12,005)
Lebanon	Credit Suisse International	8,300	1.00	(1)	12/20/15	(491)	(18,988)	(19,479)
Lebanon	Credit Suisse International	22,710	1.00	(1)	12/20/15	(1,342)	(54,460)	(55,802)
Lebanon	Deutsche Bank AG	3,085	1.00	(1)	12/20/15	(182)	(7,359)	(7,541)
Lebanon	Deutsche Bank AG	5,000	1.00	(1)	12/20/15	(296)	(11,990)	(12,286)
Lebanon	Deutsche Bank AG	6,890	1.00	(1)	12/20/15	(407)	(16,368)	(16,775)
Lebanon	Goldman Sachs International	19,400	1.00	(1)	6/20/18	1,048,064	(1,378,813)	(330,749)
Lebanon	Goldman Sachs International	7,552	5.00	(1)	12/20/18	(393,562)	267,373	(126,189)
Lebanon	Goldman Sachs International	6,999	5.00	(1)	12/20/18	(364,743)	229,184	(135,559)
Lebanon	HSBC Bank USA, N.A.	1,250	1.00	(1)	12/20/17	46,027	(76,076)	(30,049)
Lebanon	JPMorgan Chase Bank, N.A.	10,000	5.00	(1)	12/20/17	(507,926)	91,513	(416,413)
Mexico	Bank of America, N.A.	14,100	1.00	(1)	6/20/22	632,454	(688,250)	(55,796)
Mexico	Barclays Bank PLC	3,900	1.00	(1)	6/20/22	174,934	(199,682)	(24,748)
Mexico	Citibank, N.A.	4,150	1.00	(1)	6/20/22	186,148	(183,073)	3,075
Mexico	Deutsche Bank AG	6,900	1.00	(1)	6/20/22	309,499	(300,062)	9,437
Mexico	Deutsche Bank AG	14,300	1.00	(1)	6/20/22	641,425	(646,249)	(4,824)
Poland	Bank of America, N.A.	8,500	1.00	(1)	9/20/19	(151,505)	110,897	(40,608)
Poland	Barclays Bank PLC	8,680	1.00	(1)	9/20/18	(153,437)	120,085	(33,352)
Poland	Barclays Bank PLC	4,360	1.00	(1)	9/20/19	(77,713)	60,170	(17,543)
Poland	Barclays Bank PLC	15,000	1.00	(1)	9/20/19	(267,362)	207,049	(60,313)
Poland	Citibank, N.A.	955	1.00	(1)	9/20/19	(17,022)	12,844	(4,178)
Qatar	Bank of America, N.A.	1,710	1.00	(1)	6/20/19	(30,134)	31,314	1,180

43	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Qatar	Bank of America, N.A.	$1,710	1.00	%(1)	6/20/19	$(30,133)	$29,500	$(633)
Qatar	Barclays Bank PLC	13,218	1.00	(1)	12/20/18	(241,692)	135,901	(105,791)
Qatar	Barclays Bank PLC	3,800	1.00	(1)	3/20/19	(68,233)	39,683	(28,550)
Qatar	Barclays Bank PLC	3,870	1.00	(1)	9/20/22	(22,710)	31,160	8,450
Qatar	Barclays Bank PLC	6,400	1.00	(1)	9/20/23	(4,218)	24,396	20,178
Qatar	Barclays Bank PLC	15,980	1.00	(1)	9/20/23	(10,533)	10,875	342
Qatar	BNP Paribas	1,713	1.00	(1)	6/20/19	(30,187)	22,171	(8,016)
Qatar	Citibank, N.A.	6,450	1.00	(1)	6/20/19	(113,662)	109,266	(4,396)
Qatar	Deutsche Bank AG	1,713	1.00	(1)	6/20/19	(30,187)	20,897	(9,290)
Qatar	Deutsche Bank AG	3,920	1.00	(1)	6/20/19	(69,079)	47,819	(21,260)
Qatar	Goldman Sachs International	2,200	1.00	(1)	3/20/19	(39,503)	26,600	(12,903)
Qatar	Goldman Sachs International	4,380	1.00	(1)	3/20/19	(78,648)	44,579	(34,069)
Qatar	Goldman Sachs International	3,700	1.00	(1)	12/20/23	2,453	(10,288)	(7,835)
Qatar	Goldman Sachs International	3,090	1.00	(1)	9/20/24	14,087	2,351	16,438
Qatar	JPMorgan Chase Bank, N.A.	1,830	1.00	(1)	3/20/19	(32,860)	20,883	(11,977)
Qatar	JPMorgan Chase Bank, N.A.	1,630	1.00	(1)	6/20/19	(28,724)	29,889	1,165
Qatar	JPMorgan Chase Bank, N.A.	2,000	1.00	(1)	6/20/19	(35,244)	23,684	(11,560)
Qatar	JPMorgan Chase Bank, N.A.	3,284	1.00	(1)	6/20/19	(57,871)	44,799	(13,072)
Qatar	Nomura International PLC	1,380	1.00	(1)	3/20/19	(24,780)	14,399	(10,381)
Qatar	Nomura International PLC	3,460	1.00	(1)	3/20/19	(62,128)	37,242	(24,886)
Qatar	Nomura International PLC	9,620	1.00	(1)	9/20/24	43,856	29,305	73,161
Qatar	UBS AG	9,246	1.00	(1)	12/20/23	6,129	(26,052)	(19,923)
Serbia	Nomura International PLC	10,000	5.00	(1)	6/20/19	(865,955)	787,280	(78,675)
South Africa	Bank of America, N.A.	6,300	1.00	(1)	12/20/19	284,904	(120,856)	164,048
South Africa	Bank of America, N.A.	5,575	1.00	(1)	9/20/20	348,727	(119,286)	229,441
South Africa	Bank of America, N.A.	16,990	1.00	(1)	12/20/20	1,156,593	(336,210)	820,383
South Africa	Bank of America, N.A.	5,160	1.00	(1)	12/20/20	351,267	(112,002)	239,265
South Africa	Bank of America, N.A.	29,280	1.00	(1)	9/20/22	3,011,855	(1,428,649)	1,583,206
South Africa	Bank of America, N.A.	20,830	1.00	(1)	9/20/22	2,142,655	(1,125,590)	1,017,065
South Africa	Bank of America, N.A.	16,100	1.00	(1)	9/20/22	1,656,109	(830,656)	825,453
South Africa	Bank of America, N.A.	19,900	1.00	(1)	9/20/22	2,046,991	(1,352,973)	694,018
South Africa	Barclays Bank PLC	6,300	1.00	(1)	12/20/19	284,904	(139,705)	145,199
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	255,324	(87,595)	167,729
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	255,324	(99,764)	155,560
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	255,324	(142,715)	112,609
South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	568,629	(421,156)	147,473
South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/20	750,623	(458,517)	292,106
South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/20	817,579	(236,780)	580,799
South Africa	Barclays Bank PLC	7,340	1.00	(1)	12/20/20	499,670	(153,381)	346,289
South Africa	Barclays Bank PLC	10,850	1.00	(1)	9/20/22	1,116,073	(633,375)	482,698
South Africa	Barclays Bank PLC	9,080	1.00	(1)	9/20/22	934,004	(568,508)	365,496
South Africa	BNP Paribas	16,830	1.00	(1)	9/20/22	1,731,199	(993,606)	737,593
South Africa	BNP Paribas	10,850	1.00	(1)	9/20/22	1,116,073	(650,761)	465,312

44	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Credit Suisse International	$5,100	1.00	%(1)	3/20/20	$260,431	$(97,983)	$162,448
South Africa	Credit Suisse International	4,600	1.00	(1)	3/20/20	234,899	(107,517)	127,382
South Africa	Credit Suisse International	10,000	1.00	(1)	6/20/20	568,629	(411,102)	157,527
South Africa	Credit Suisse International	5,000	1.00	(1)	6/20/20	284,315	(154,901)	129,414
South Africa	Credit Suisse International	16,990	1.00	(1)	12/20/20	1,156,592	(357,462)	799,130
South Africa	Credit Suisse International	10,450	1.00	(1)	12/20/20	711,383	(283,969)	427,414
South Africa	Credit Suisse International	7,740	1.00	(1)	12/20/20	526,900	(171,129)	355,771
South Africa	Credit Suisse International	10,000	1.00	(1)	9/20/22	1,028,639	(705,973)	322,666
South Africa	Deutsche Bank AG	12,500	1.00	(1)	9/20/20	781,899	(347,403)	434,496
South Africa	Deutsche Bank AG	5,575	1.00	(1)	9/20/20	348,727	(118,208)	230,519
South Africa	Deutsche Bank AG	5,500	1.00	(1)	9/20/20	344,035	(141,637)	202,398
South Africa	Deutsche Bank AG	1,450	1.00	(1)	9/20/20	90,700	(37,376)	53,324
South Africa	Deutsche Bank AG	13,005	1.00	(1)	12/20/20	885,314	(267,209)	618,105
South Africa	Deutsche Bank AG	16,940	1.00	(1)	9/20/22	1,742,514	(1,149,557)	592,957
South Africa	Deutsche Bank AG	15,200	1.00	(1)	9/20/22	1,563,531	(1,027,059)	536,472
South Africa	Goldman Sachs International	17,335	1.00	(1)	12/20/20	1,180,078	(363,370)	816,708
South Africa	Goldman Sachs International	8,020	1.00	(1)	12/20/20	545,960	(170,837)	375,123
South Africa	Goldman Sachs International	10,690	1.00	(1)	9/20/22	1,099,615	(703,029)	396,586
South Africa	Goldman Sachs International	8,022	1.00	(1)	12/20/22	861,979	(555,992)	305,987
South Africa	HSBC Bank USA, N.A.	7,300	1.00	(1)	12/20/22	784,399	(485,871)	298,528
South Africa	JPMorgan Chase Bank, N.A.	5,200	1.00	(1)	12/20/19	235,159	(136,709)	98,450
South Africa	JPMorgan Chase Bank, N.A.	4,590	1.00	(1)	12/20/19	207,573	(144,823)	62,750
South Africa	JPMorgan Chase Bank, N.A.	5,100	1.00	(1)	3/20/20	260,431	(96,260)	164,171
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	3/20/20	255,324	(97,749)	157,575
South Africa	JPMorgan Chase Bank, N.A.	5,200	1.00	(1)	3/20/20	265,537	(140,486)	125,051
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	6/20/20	284,314	(149,708)	134,606
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	6/20/20	284,315	(212,250)	72,065
South Africa	Nomura International PLC	8,900	1.00	(1)	9/20/22	915,489	(515,460)	400,029
South Africa	Nomura International PLC	4,000	1.00	(1)	9/20/22	411,456	(213,527)	197,929
South Africa	Nomura International PLC	7,068	1.00	(1)	12/20/22	759,470	(482,110)	277,360
Spain	Bank of America, N.A.	15,000	1.00	(1)	6/20/20	(182,401)	(166,960)	(349,361)
Spain	Bank of America, N.A.	7,500	1.00	(1)	9/20/20	(86,506)	(282,278)	(368,784)
Spain	Barclays Bank PLC	11,400	1.00	(1)	3/20/20	(145,830)	(60,006)	(205,836)
Spain	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	(121,601)	(394,494)	(516,095)
Spain	Barclays Bank PLC	7,412	1.00	(1)	9/20/20	(85,491)	(353,502)	(438,993)
Spain	Barclays Bank PLC	4,700	1.00	(1)	12/20/20	(51,339)	(246,655)	(297,994)
Spain	Barclays Bank PLC	44,330	1.00	(1)	12/20/20	(484,222)	(2,361,592)	(2,845,814)
Spain	Citibank, N.A.	2,500	1.00	(1)	3/20/20	(31,980)	(61,879)	(93,859)
Spain	Citibank, N.A.	11,400	1.00	(1)	3/20/20	(145,830)	(137,019)	(282,849)
Spain	Citibank, N.A.	5,000	1.00	(1)	9/20/20	(57,671)	(138,282)	(195,953)
Spain	Deutsche Bank AG	9,200	1.00	(1)	3/20/20	(117,687)	(104,417)	(222,104)
Spain	Deutsche Bank AG	10,000	1.00	(1)	6/20/20	(121,601)	(247,512)	(369,113)
Spain	Deutsche Bank AG	13,950	1.00	(1)	6/20/20	(169,634)	(458,108)	(627,742)

45	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Spain	Deutsche Bank AG	$12,825	1.00	%(1)	12/20/20	$(140,089)	$(585,935)	$(726,024)
Spain	Deutsche Bank AG	23,922	1.00	(1)	12/20/20	(261,302)	(1,274,397)	(1,535,699)
Spain	Goldman Sachs International	5,000	1.00	(1)	6/20/20	(60,801)	(198,845)	(259,646)
Spain	Goldman Sachs International	8,543	1.00	(1)	9/20/20	(98,536)	(416,128)	(514,664)
Spain	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	9/20/20	(57,671)	(134,647)	(192,318)
Spain	JPMorgan Chase Bank, N.A.	15,000	1.00	(1)	9/20/20	(173,012)	(800,244)	(973,256)
Thailand	Barclays Bank PLC	7,500	0.97		9/20/19	(11,871)	—	(11,871)
Thailand	Citibank, N.A.	3,700	0.95		9/20/19	(2,973)	—	(2,973)
Tunisia	Citibank, N.A.	2,110	1.00	(1)	9/20/17	52,056	(76,680)	(24,624)
Tunisia	JPMorgan Chase Bank, N.A.	8,770	1.00	(1)	9/20/17	216,364	(311,833)	(95,469)

Total						$44,957,013	$(40,656,210)	$4,300,803

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2015, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $651,161,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/Termination Date(1)	Net Unrealized Appreciation (Depreciation)

Deutsche Bank AG	3-month ZAR JIBAR + 67 bp on ZAR 297,341,420 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	2/24/20/ 2/24/25	$10,893
Deutsche Bank AG	3-month ZAR JIBAR + 62 bp on ZAR 275,285,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	3/3/20/ 3/3/25	(14,716)
Deutsche Bank AG	3-month ZAR JIBAR + 61 bp on ZAR 281,690,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	3/5/20/ 3/5/25	(20,255)
Deutsche Bank AG	3-month ZAR JIBAR + 62 bp on ZAR 275,285,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	3/5/20/ 3/5/25	(14,580)

46	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps (continued)
Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/Termination Date(1)	Net Unrealized Appreciation (Depreciation)
Deutsche Bank AG	3-month ZAR JIBAR + 62 bp on ZAR 281,680,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	4/1/20/ 4/1/25	$(16,420)
Deutsche Bank AG	3-month ZAR JIBAR + 67 bp on ZAR 300,890,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	5/18/20/ 5/18/25	5,470
Deutsche Bank AG	3-month ZAR JIBAR + 62 bp on ZAR 300,900,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	5/22/20/ 5/22/25	(18,267)
JPMorgan Chase Bank, N.A.	10.76% on TRY 52,047,000 plus USD 24,435,211	3-month USD-LIBOR-BBA on USD 24,435,211 plus TRY 52,047,000	4/8/14/ 4/8/16	(5,508,643)

Total				$(5,576,518)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

Currency Abbreviations:

ALL	–	Albanian Lek
AOA	–	Angolan Kwanza
AUD	–	Australian Dollar
BDT	–	Bangladeshi Taka
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
HKD	–	Hong Kong Dollar
HUF	–	Hungarian Forint
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KES	–	Kenyan Shilling

LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian New Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
TWD	–	New Taiwan Dollar
UGX	–	Ugandan Shilling
USD	–	United States Dollar
ZAR	–	South African Rand
ZMW	–	Zambian Kwacha

47	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2015
Investments —
Securities of unaffiliated issuers, at value (identified cost, $4,062,560,179)	$3,967,890,148
Affiliated investment, at value (identified cost, $721,660,786)	721,660,786
Precious metals, at value (identified cost, $43,799,986)	24,615,813
Total Investments, at value (identified cost, $4,828,020,951)	$4,714,166,747
Cash	$34,228,706
Restricted cash*	32,984,470
Interest receivable	72,945,237
Interest receivable from affiliated investment	145,948
Due from broker for open reverse repurchase agreements	26,569,022
Receivable for investments sold	8,225,905
Receivable for premiums on written swaptions	974,788
Receivable for variation margin on open centrally cleared swap contracts	71,531
Receivable for open forward foreign currency exchange contracts	54,552,417
Receivable for open swap contracts	54,224,518
Receivable for closed swap contracts	59,181
Premium paid on open non-centrally cleared swap contracts	43,319,318
Tax reclaims receivable	85,162
Total assets	$5,042,552,950

Liabilities
Cash collateral due to brokers	$16,027,933
Payable for reverse repurchase agreements	38,312,803
Written options and swaptions outstanding, at value (premiums received, $49,378,427)	44,392,607
Due to broker for closed reverse repurchase agreements	29,132,291
Payable for securities sold short, at value (proceeds, $20,148,066)	19,067,557
Payable for variation margin on open futures contracts	2,323,012
Payable for open forward foreign currency exchange contracts	61,678,446
Payable for open swap contracts	60,250,191
Payable for open non-deliverable bond forward contracts	878,908
Premium received on open non-centrally cleared swap contracts	11,060,095
Due to custodian — foreign currency, at value (identified cost, $3,986,253)	3,981,563
Payable to affiliates:
Investment adviser fee	2,139,494
Trustees’ fees	5,780
Interest payable on securities sold short	198,312
Accrued foreign capital gains taxes	695,143
Accrued expenses and other liabilities	801,048
Total liabilities	$290,945,183
Net Assets applicable to investors’ interest in Portfolio	$4,751,607,767

Sources of Net Assets
Investors’ capital	$4,879,810,199
Net unrealized depreciation	(128,202,432)
Total	$4,751,607,767

*	Represents restricted cash on deposit at the custodian and the brokers for open derivative contracts.

48	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest (net of foreign taxes, $3,016,348)	$232,273,897
Dividends (net of foreign taxes, $23,497)	1,709,739
Interest allocated from affiliated investment	1,146,371
Expenses allocated from affiliated investment	(77,357)
Total investment income	$235,052,650

Expenses
Investment adviser fee	$25,039,221
Trustees’ fees and expenses	68,000
Custodian fee	3,841,212
Legal and accounting services	328,411
Interest expense and fees	262,657
Interest expense on securities sold short	941,509
Miscellaneous	684,374
Total expenses	$31,165,384
Deduct —
Reduction of custodian fee	$4,128
Total expense reductions	$4,128

Net expenses	$31,161,256

Net investment income	$203,891,394

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $1,471,033)	$(161,254,593)
Investment transactions allocated from affiliated investment	506
Written options	8,293,966
Securities sold short	(119,974)
Futures contracts	(47,854,548)
Swap contracts	36,003,355
Foreign currency and forward foreign currency exchange contract transactions	275,619,763
Non-deliverable bond forward contracts	(7,428,983)
Net realized gain	$103,259,492
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $584,647 and net decrease of $6,270,136 from precious metals)	$(121,395,181)
Written options and swaptions	9,201,785
Securities sold short	2,810,740
Futures contracts	(7,191,317)
Swap contracts	(39,619,002)
Foreign currency and forward foreign currency exchange contracts	(61,182,302)
Non-deliverable bond forward contracts	(878,908)
Net change in unrealized appreciation (depreciation)	$(218,254,185)

Net realized and unrealized loss	$(114,994,693)

Net increase in net assets from operations	$88,896,701

49	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$203,891,394	$200,434,129
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	103,259,492	(158,945,828)
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(218,254,185)	138,626,619
Net increase in net assets from operations	$88,896,701	$180,114,920
Capital transactions —
Contributions	$477,420,105	$281,699,484
Withdrawals	(415,814,534)	(2,551,695,705)
Net increase (decrease) in net assets from capital transactions	$61,605,571	$(2,269,996,221)

Net increase (decrease) in net assets	$150,502,272	$(2,089,881,301)

Net Assets
At beginning of year	$4,601,105,495	$6,690,986,796
At end of year	$4,751,607,767	$4,601,105,495

50	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	0.67%	0.75%	0.92%	0.93%	0.75%
Net investment income	4.37%	3.92%	3.15%	4.10%	3.22%
Portfolio Turnover	66%	66%	56%	39%	33%

Total Return	1.99%	3.78%	(0.89)%	3.46%	0.79%

Net assets, end of year (000’s omitted)	$4,751,608	$4,601,105	$6,690,987	$7,220,340	$8,038,178

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.11%, 0.31%, 0.30% and 0.11% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

51	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2015

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 90.5%, 8.4% and 1.0%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2015 were $63,185,956 or 1.3% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward

52

Global Macro Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on nature of the distribution. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on

53

Global Macro Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Consolidated Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by

54

Global Macro Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in

55

Global Macro Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

S  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

T  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

U  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory

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agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.520% from $2 billion but less than $3 billion, and 0.490% of average daily net assets of $3 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $25,039,221 or 0.54% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$2,463,354,972	$1,934,270,506
U.S. Government and Agency Securities	103,114,641	483,056,182

	$2,566,469,613	$2,417,326,688

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,989,824,371

Gross unrealized appreciation	$83,887,320
Gross unrealized depreciation	(326,971,735)

Net unrealized depreciation	$(243,084,415)

The net unrealized appreciation (depreciation) on foreign currency transactions, derivative contracts, securities sold short and accrued foreign capital gains taxes at October 31, 2015 on a federal income tax basis was $(18,964,724)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Consolidated Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

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Written options and swaptions activity for the year ended October 31, 2015 was as follows:

	Number of Contracts	Principal Amount of Contracts (000’s omitted)						Notional Amount — Swaptions (000’s omitted)	Premiums Received
Currency		AUD	CAD	CNH	EUR	GBP	JPY	USD	USD

Outstanding, beginning of year	959	—	—	1,925,000	134,142	57,668	14,321,055	—	23,707,575
Options written	603	230,416	88,807	870,612	378,919	61,338	13,536,360	75,563	71,779,803
Options exercised	—	(230,416)	(88,807)	(803,623)	(288,932)	—	(19,473,015)	—	(37,814,985)
Options expired	(959)	—	—	(1,121,377)	—	(57,669)	—	—	(8,293,966)

Outstanding, end of year	603	—	—	870,612	224,129	61,337	8,384,400	75,563	49,378,427

AUD	–	Australian Dollar
CAD	–	Canadian Dollar
CNH	–	Yuan Renminbi Offshore
EUR	–	Euro
GBP	–	British Pound Sterling
JPY	–	Japanese Yen
USD	–	United States Dollar

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk: The Portfolio enters into equity index futures contracts, equity index options and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $165,673,570. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $7,487,312 at October 31, 2015.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options and swaptions as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated

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percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Securities of unaffiliated issuers, at value	$—	$—	$8,969,114	$45,494,333	$486,692	$54,950,139
Net unrealized depreciation*	10,306,820	486,827	5,828,974	—	7,053,326	23,675,947
Receivable for open forward foreign currency exchange contracts	—	—	—	54,552,417	—	54,552,417
Receivable/payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	52,484,530	—	—	32,472,629	84,957,159

Total Asset Derivatives	$10,306,820	$52,971,357	$14,798,088	$100,046,750	$40,012,647	$218,135,662

Derivatives not subject to master netting or similar agreements	$10,306,820	$486,827	$5,828,974	$—	$7,053,326	$23,675,947

Total Asset Derivatives subject to master netting or similar agreements	$—	$52,484,530	$8,969,114	$100,046,750	$32,959,321	$194,459,715

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	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Written options and swaptions outstanding, at value	$—	$—	$(8,642,866)	$(35,285,266)	$(464,475)	$(44,392,607)
Net unrealized depreciation*	(1,769,133)	—	(4,539,608)	—	(22,637,116)	(28,945,857)
Payable for open forward foreign currency exchange contracts	—	—	—	(61,678,446)	—	(61,678,446)
Payable/receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	(15,364,292)	—	—	(43,359,317)	(58,723,609)
Payable for open non-deliverable bond forward contracts	—	—	—	—	(878,908)	(878,908)

Total Liability Derivatives	$(1,769,133)	$(15,364,292)	$(13,182,474)	$(96,963,712)	$(67,339,816)	$(194,619,427)

Derivatives not subject to master netting or similar agreements	$(1,769,133)	$—	$(4,539,608)	$—	$(22,637,116)	$(28,945,857)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(15,364,292)	$(8,642,866)	$(96,963,712)	$(44,702,700)	$(165,673,570)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for assets and pledged by the Portfolio (and Subsidiary) for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Australia and New Zealand Banking Group Limited	$1,086,916	$(1,086,916)	$—	$—	$—
Bank of America, N.A.	15,897,486	(14,301,868)	(1,595,618)	—	—
Barclays Bank PLC	15,553,484	(12,673,789)	—	(2,879,695)	—
BNP Paribas	19,494,697	(12,229,298)	(7,265,399)	—	—
Citibank, N.A.	9,475,311	(3,526,665)	—	(5,948,646)	—
Credit Suisse International	5,769,412	(84,090)	(5,495,189)	—	190,133
Deutsche Bank AG	29,411,190	(26,766,621)	(2,644,569)	—	—
Goldman Sachs International	54,951,738	(54,951,738)	—	—	—
HSBC Bank USA, N.A.	2,354,853	(227,607)	(2,127,246)	—	—
ICBC Standard Bank plc	19,724	(19,724)	—	—	—
JPMorgan Chase Bank, N.A.	6,603,399	(6,603,399)	—	—	—
Morgan Stanley & Co. International PLC	2,427,827	(545,012)	(1,700,282)	—	182,533
Nomura International PLC	3,326,555	(1,133,507)	(2,193,048)	—	—
Standard Chartered Bank	28,080,994	(20,390,829)	—	(5,790,000)	1,900,165
UBS AG	6,129	—	—	—	6,129

	$194,459,715	$(154,541,063)	$(23,021,351)	$(14,618,341)	$2,278,960

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Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Australia and New Zealand Banking Group Limited	$(1,388,378)	$1,086,916	$301,462	$—	$—
Bank of America, N.A.	(14,301,868)	14,301,868	—	—	—
Barclays Bank PLC	(12,673,789)	12,673,789	—	—	—
BNP Paribas	(12,229,298)	12,229,298	—	—	—
Citibank, N.A.	(3,526,665)	3,526,665	—	—	—
Credit Suisse International	(84,090)	84,090	—	—	—
Deutsche Bank AG	(26,766,621)	26,766,621	—	—	—
Goldman Sachs International	(58,666,490)	54,951,738	—	214,000	(3,500,752)
HSBC Bank USA, N.A.	(227,607)	227,607	—	—	—
ICBC Standard Bank plc	(2,472,566)	19,724	2,452,842	—	—
JPMorgan Chase Bank, N.A.	(8,863,166)	6,603,399	1,790,681	—	(469,086)
Morgan Stanley & Co. International PLC	(545,012)	545,012	—	—	—
Nomura International PLC	(1,133,507)	1,133,507	—	—	—
Standard Chartered Bank	(20,390,829)	20,390,829	—	—	—
State Street Bank and Trust Company	(2,403,684)	—	2,403,684	—	—

	$(165,673,570)	$154,541,063	$6,948,669	$214,000	$(3,969,838)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to repurchase and reverse repurchase agreements at October 31, 2015 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2015 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(3,738,710)	$(3,994,796)	$—
Futures contracts	20,284,052	—	(5,606,880)	—	(62,531,720)
Written options	—	—	2,545,528	5,748,438	—
Swap contracts	—	(17,658,256)	1,498,941	—	52,162,670
Foreign currency and forward foreign currency exchange contract transactions	—	—	—	280,792,385	—

Non-deliverable bond forward contracts	—	—	—	—	(7,428,983)

Total	$20,284,052	$(17,658,256)	$(5,301,121)	$282,546,027	$(17,798,033)

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Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(2,428,019)	$(6,686,774)	$(439,451)
Futures contracts	694,698	—	(3,680,640)	—	(4,205,375)
Written options and swaptions	—	—	(802,792)	9,494,264	510,313
Swap contracts	—	16,802,978	(400,646)	—	(56,021,334)
Foreign currency and forward foreign currency exchange contracts	—	—	—	(62,322,887)	—

Non-deliverable bond forward contracts	—	—	—	—	(878,908)

Total	$694,698	$16,802,978	$(7,312,097)	$(59,515,397)	$(61,034,755)

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts – Long	Futures Contracts – Short	Forward Foreign Currency Exchange Contracts	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$182,304,000	$2,913,169,000	$4,508,951,000	$307,320,000	$17,810,000	$7,188,954,000

The average principal amount of purchased currency options contracts and average number of purchased index options contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were approximately $1,168,499,000 and 2,231 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2015 were as follows:

Counterparty	Trade Date	Maturity Date(1)	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest

Barclays Bank PLC	6/17/15	On Demand	(0.25)%	$1,986,050	$1,986,050
Barclays Bank PLC	10/29/15	On Demand	(0.75)	5,962,998	5,962,998
Barclays Bank PLC	10/29/15	On Demand	(1.00)	8,757,450	8,757,450
JPMorgan Chase Bank, N.A.	10/29/15	On Demand	(0.25)	17,811,572	17,811,572
JPMorgan Chase Bank, N.A.	10/22/15	On Demand	(0.50)	3,794,733	3,794,733

Total					$38,312,803

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

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For the year ended October 31, 2015, the average borrowings under settled reverse repurchase agreements and the average interest rate received were approximately $60,038,000 and 1.32%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2015. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2015.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)

Bank of America, N.A.	$20,049,374	$—	$(19,262,963)	$786,411

	$20,049,374	$—	$(19,262,963)	$786,411

Counterparty	Reverse Repurchase Agreements	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

Barclays Bank PLC	$(16,706,498)	$—	16,706,498	$—
JPMorgan Chase Bank, N.A.	(21,606,305)	—	21,606,305	—

	$(38,312,803)	$—	$38,312,803	—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

63

Global Macro Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Foreign Government Bonds	$—	$2,929,825,820	$—	$2,929,825,820
Foreign Corporate Bonds	—	104,922,870	—	104,922,870
Sovereign Loans (Less Unfunded Loan Commitments)	—	—	13,730,754	13,730,754
Corporate Bonds & Notes	—	602,241	—	602,241
Collateralized Mortgage Obligations	—	47,199,974	—	47,199,974
Mortgage Pass-Throughs	—	528,635,699	—	528,635,699
U.S. Treasury Obligations	—	30,976,685	—	30,976,685
Common Stocks	19,175,509	36,333,125 **	—	55,508,634
Investment Funds	—	11,858,630	—	11,858,630
Precious Metals	24,615,813	—	—	24,615,813
Currency Options Purchased	—	45,494,333	—	45,494,333
Call Options Purchased	—	8,969,114	—	8,969,114
Interest Rate Swaptions Purchased	—	486,692	—	486,692
Short-Term Investments —
Foreign Government Securities	—	93,643,464	—	93,643,464
U.S. Treasury Obligations	—	75,985,864	—	75,985,864
Repurchase Agreements	—	20,049,374	—	20,049,374
Other	—	721,660,786	—	721,660,786

Total Investments	$43,791,322	$4,656,644,671	$13,730,754	$4,714,166,747

Forward Foreign Currency Exchange Contracts	$—	$54,552,417	$—	$54,552,417
Futures Contracts	10,306,820	5,828,974	—	16,135,794
Swap Contracts	—	92,996,467	—	92,996,467

Total	$54,098,142	$4,810,022,529	$13,730,754	$4,877,851,425

Currency Options Written	$—	$(35,285,266)	$—	$(35,285,266)
Call Options Written	—	(8,642,866)	—	(8,642,866)
Interest Rate Swaptions Written	—	(464,475)	—	(464,475)
Securities Sold Short	—	(19,067,557)	—	(19,067,557)
Forward Foreign Currency Exchange Contracts	—	(61,678,446)	—	(61,678,446)
Non-deliverable Bond Forward Contracts	—	(878,908)	—	(878,908)
Futures Contracts	(25,175,754)	(867,683)	—	(26,043,437)
Swap Contracts	—	(61,648,845)	—	(61,648,845)

Total	$(25,175,754)	$(188,534,046)	$—	$(213,709,800)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

64

Global Macro Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio and subsidiary as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

65

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees
Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

66

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael A. Cirami 1975	President of the Portfolio	2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and

67

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2015

Management and Organization — continued

Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

68

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

69

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Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041 10.31.15

Eaton Vance

Global Macro Absolute Return Advantage Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Global Macro Absolute Return Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 60

Federal Tax Information	19

Management and Organization	61

Important Notices	64

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The divergent performance of major economies and a steep drop in commodity prices were key themes influencing the financial markets during the 12 months ended October 31, 2015. Global equity returns were flat, corporate credit spreads generally widened and the U.S. dollar strengthened broadly. Government bond yields fell across developed markets, while spreads on emerging market sovereign debt widened relative to comparable-maturity U.S. Treasury securities.

The U.S. economy continued to grow at a moderate pace, with the exception of a rough patch over the winter related to weather and West Coast port disruptions. The unemployment rate declined, home values rose and gasoline prices tumbled, leaving consumers with more discretionary income. The Federal Reserve held short-term interest rates steady but signaled that a rate hike could be imminent should the economy strengthen further. In contrast, weak economic data in Europe and Japan prompted the European Central Bank to launch a bond-buying program and the Bank of Japan to increase stimulus.

Developments in China took center stage in the second half of the period. After a powerful spring rally, Chinese equities plummeted over the summer on signs that the world’s second-largest economy might be slowing more abruptly than investors had previously thought. Chinese policymakers took numerous steps to stabilize their stock market and boost growth, including devaluing the yuan. The instability in China sparked a global sell-off in risk assets, with commodities and financial assets in commodity-exporting countries bearing the brunt of the decline. Chinese stocks rebounded in the final weeks of the period, although economic data remained soft.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 2.89%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), returned 0.02% during the period.

In terms of risk factors, the Fund’s exposure to interest rates contributed the most to returns, and currency and commodity positions also added value. Equity exposure detracted from results, driven by investments in select Asian markets.

On a regional basis, Western Europe was the top contributor, followed by the Dollar Bloc and Eastern Europe. In Western Europe, currency gains overcame credit losses, helped by long exposure to the Icelandic krona. Positive results in the Dollar Bloc were largely due to short positions in the Australian, New Zealand and Canadian dollars — commodity-oriented currencies that weakened amid central bank easing and plunging commodity prices. In Eastern Europe, currency, credit and rates exposures favorably impacted Fund performance, including a short Russian ruble position versus the U.S. dollar and long positions in Slovenian credit, Romanian rates and the Serbian dinar versus the euro.

Asia and the Middle East made modest contributions to return, while Latin America and Africa detracted. Latin America had the largest negative impact on Fund performance, as gains on credit exposures were not strong enough to offset currency and rates losses. Falling oil prices hurt a long Mexican peso position, and long exposure to Brazilian rates was unfavorable as Brazil’s central bank raised interest rates, despite economic weakness. A long position in the Zambian kwacha led the decline in Africa.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	08/31/2010	08/31/2010	2.89%	2.42%	2.46%
Class A with 4.75% Maximum Sales Charge	—	—	–2.03	1.43	1.50
Class C at NAV	08/31/2010	08/31/2010	2.15	1.70	1.77
Class C with 1% Maximum Sales Charge	—	—	1.15	1.70	1.77
Class I at NAV	08/31/2010	08/31/2010	3.21	2.72	2.77
Class R at NAV	12/01/2010	08/31/2010	2.70	2.22	2.27
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.02%	0.07%	0.07%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.74%	2.47%	1.45%	1.95%
Net		1.61	2.31	1.31	1.81

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2010	$10,947	N.A.
Class I	$250,000	08/31/2010	$287,925	N.A.
Class R	$10,000	08/31/2010	$11,231	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of securities sold short.

Foreign Currency Exposure (% of net assets)7

Serbia	7.8%	Other	-0.2	%*

India	6.1	Australia	-2.0

Iceland	5.3	China	-2.5

Poland	4.1	Peru	-2.6

United Kingdom	4.0	Singapore	-3.1

Lebanon	4.0	Japan	-3.2

Mexico	3.1	Taiwan	-7.1

Turkey	2.9	Oman	-9.9

Dominican Republic	1.9	Euro	-29.2

Sri Lanka	1.5	Total Long	44.0

Bangladesh	1.4	Total Short	-60.7

Zambia	1.1	Total Net	-16.7

*	Includes amounts each less than 1.0% or -1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios are not a result of a fee waiver or expense reimbursement. Net expense ratios exclude interest expense associated with certain investment transactions.

[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other net assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]	Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$990.20	$8.03	1.60%
Class C	$1,000.00	$987.00	$11.52	2.30%
Class I	$1,000.00	$992.20	$6.53	1.30%
Class R	$1,000.00	$990.10	$9.03	1.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.10	$8.13	1.60%
Class C	$1,000.00	$1,013.60	$11.67	2.30%
Class I	$1,000.00	$1,018.70	$6.61	1.30%
Class R	$1,000.00	$1,016.10	$9.15	1.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $1,539,068,988)	$1,479,898,820
Receivable for Fund shares sold	6,635,502
Total assets	$1,486,534,322

Liabilities
Payable for Fund shares redeemed	$7,958,097
Payable to affiliates:
Distribution and service fees	151,262
Trustees’ fees	42
Accrued expenses	381,453
Total liabilities	$8,490,854
Net Assets	$1,478,043,468

Sources of Net Assets
Paid-in capital	$1,482,779,436
Accumulated net realized loss from Portfolio	(24,332,821)
Accumulated undistributed net investment income	78,767,021
Net unrealized depreciation from Portfolio	(59,170,168)
Total	$1,478,043,468

Class A Shares
Net Assets	$427,589,211
Shares Outstanding	42,331,046
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.10
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.60

Class C Shares
Net Assets	$46,215,756
Shares Outstanding	4,668,725
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.90

Class I Shares
Net Assets	$999,151,555
Shares Outstanding	97,855,711
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.21

Class R Shares
Net Assets	$5,086,946
Shares Outstanding	508,040
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.01

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest allocated from Portfolio (net of foreign taxes, $1,089,393)	$91,587,505
Dividends allocated from Portfolio (net of foreign taxes, $14,303)	663,489
Expenses, excluding interest expense, allocated from Portfolio	(15,293,229)
Interest expense allocated from Portfolio	(449,155)
Total investment income from Portfolio	$76,508,610

Expenses
Distribution and service fees
Class A	$1,260,323
Class C	471,949
Class R	18,634
Trustees’ fees and expenses	499
Custodian fee	60,583
Transfer and dividend disbursing agent fees	1,754,349
Legal and accounting services	61,010
Printing and postage	157,248
Registration fees	140,989
Miscellaneous	19,024
Total expenses	$3,944,608

Net investment income	$72,564,002

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $518,081)	$(43,656,008)
Written options	3,748,274
Securities sold short	(73,206)
Futures contracts	(22,408,293)
Swap contracts	11,872,579
Forward commodity contracts	962,114
Foreign currency and forward foreign currency exchange contract transactions	105,867,301
Non-deliverable bond forward contracts	(3,454,617)
Net realized gain	$52,858,144
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $319,548)	$(56,141,697)
Written options and swaptions	5,487,834
Securities sold short	642,832
Futures contracts	1,556,716
Swap contracts	(13,042,160)
Forward commodity contracts	(680,431)
Foreign currency and forward foreign currency exchange contracts	(25,021,986)
Non-deliverable bond forward contracts	(538,400)
Net change in unrealized appreciation (depreciation)	$(87,737,292)

Net realized and unrealized loss	$(34,879,148)

Net increase in net assets from operations	$37,684,854

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$72,564,002	$46,782,530
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	52,858,144	(24,535,967)
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(87,737,292)	49,287,891
Net increase in net assets from operations	$37,684,854	$71,534,454
Distributions to shareholders —
From net investment income
Class A	$(12,816,911)	$—
Class C	(1,141,091)	—
Class I	(30,257,852)	—
Class R	(114,823)	—
Total distributions to shareholders	$(44,330,677)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$218,607,109	$270,318,280
Class C	9,440,313	6,436,893
Class I	459,705,847	369,100,599
Class R	2,151,550	2,013,782
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,775,077	—
Class C	753,564	—
Class I	27,868,126	—
Class R	114,823	—
Cost of shares redeemed
Class A	(172,470,662)	(212,076,049)
Class C	(12,715,644)	(43,144,154)
Class I	(283,603,298)	(443,523,411)
Class R	(853,018)	(1,854,960)
Net increase (decrease) in net assets from Fund share transactions	$260,773,787	$(52,729,020)

Net increase in net assets	$254,127,964	$18,805,434

Net Assets
At beginning of year	$1,223,915,504	$1,205,110,070
At end of year	$1,478,043,468	$1,223,915,504

Accumulated undistributed net investment income included in net assets
At end of year	$78,767,021	$14,897,547

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$10.160	$9.540	$10.260	$10.050	$10.060

Income (Loss) From Operations
Net investment income(1)	$0.515	$0.407	$0.297	$0.387	$0.171
Net realized and unrealized gain (loss)	(0.232)	0.213	(0.485)	0.078	(0.163)

Total income (loss) from operations	$0.283	$0.620	$(0.188)	$0.465	$0.008

Less Distributions
From net investment income	$(0.343)	$—	$—	$(0.255)	$—
From net realized gain	—	—	(0.532)	—	(0.018)

Total distributions	$(0.343)	$—	$(0.532)	$(0.255)	$(0.018)

Net asset value — End of year	$10.100	$10.160	$9.540	$10.260	$10.050

Total Return(2)	2.89%	6.50%	(1.92)%	4.79%	0.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$427,589	$372,302	$293,691	$243,609	$268,739
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.60%	1.74%	1.94%	2.02%	1.80	%(6)
Net investment income	5.09%	4.16%	3.02%	3.87%	1.69%
Portfolio Turnover of the Portfolio	75%	116%	65%	91%	50%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.13%, 0.42%, 0.47% and 0.25% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the year ended October 31, 2011). Absent this reimbursement, total return would be lower.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.930	$9.390	$10.170	$9.980	$10.060

Income (Loss) From Operations
Net investment income(1)	$0.430	$0.318	$0.231	$0.315	$0.101
Net realized and unrealized gain (loss)	(0.223)	0.222	(0.479)	0.075	(0.163)

Total income (loss) from operations	$0.207	$0.540	$(0.248)	$0.390	$(0.062)

Less Distributions
From net investment income	$(0.237)	$—	$—	$(0.200)	$—
From net realized gain	—	—	(0.532)	—	(0.018)

Total distributions	$(0.237)	$—	$(0.532)	$(0.200)	$(0.018)

Net asset value — End of year	$9.900	$9.930	$9.390	$10.170	$9.980

Total Return(2)	2.15%	5.75%	(2.56)%	4.02%	(0.62)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,216	$48,835	$82,387	$98,230	$112,833
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	2.30%	2.47%	2.64%	2.72%	2.49	%(6)
Net investment income	4.33%	3.34%	2.37%	3.17%	1.01%
Portfolio Turnover of the Portfolio	75%	116%	65%	91%	50%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.16%, 0.42%, 0.47% and 0.24% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the year ended October 31, 2011). Absent this reimbursement, total return would be lower.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$10.260	$9.610	$10.300	$10.090	$10.070

Income (Loss) From Operations
Net investment income(1)	$0.548	$0.432	$0.318	$0.419	$0.204
Net realized and unrealized gain (loss)	(0.230)	0.218	(0.476)	0.076	(0.166)

Total income (loss) from operations	$0.318	$0.650	$(0.158)	$0.495	$0.038

Less Distributions
From net investment income	$(0.368)	$—	$—	$(0.285)	$—
From net realized gain	—	—	(0.532)	—	(0.018)

Total distributions	$(0.368)	$—	$(0.532)	$(0.285)	$(0.018)

Net asset value — End of year	$10.210	$10.260	$9.610	$10.300	$10.090

Total Return(2)	3.21%	6.76%	(1.60)%	5.09%	0.37%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$999,152	$799,117	$825,738	$448,057	$463,076
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.30%	1.45%	1.65%	1.72%	1.50	%(6)
Net investment income	5.37%	4.40%	3.22%	4.17%	2.02%
Portfolio Turnover of the Portfolio	75%	116%	65%	91%	50%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.14%, 0.42%, 0.47% and 0.25% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the year ended October 31, 2011). Absent this reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Financial Highlights — continued

	Class R
	Year Ended October 31,				Period Ended October 31, 2011(1)
	2015	2014	2013	2012
Net asset value — Beginning of period	$10.080	$9.480	$10.220	$10.040	$10.100

Income (Loss) From Operations
Net investment income(2)	$0.481	$0.381	$0.275	$0.373	$0.138
Net realized and unrealized gain (loss)	(0.228)	0.219	(0.483)	0.071	(0.180)

Total income (loss) from operations	$0.253	$0.600	$(0.208)	$0.444	$(0.042)

Less Distributions
From net investment income	$(0.323)	$—	$—	$(0.264)	$—
From net realized gain	—	—	(0.532)	—	(0.018)

Total distributions	$(0.323)	$—	$(0.532)	$(0.264)	$(0.018)

Net asset value — End of period	$10.010	$10.080	$9.480	$10.220	$10.040

Total Return(3)	2.70%	6.22%	(2.03)%	4.48%	(0.42	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,087	$3,661	$3,295	$2,832	$1,625
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.79%	1.95%	2.14%	2.22%	2.10	%(8)(9)
Net investment income	4.80%	3.94%	2.81%	3.74%	1.50	%(8)
Portfolio Turnover of the Portfolio	75%	116%	65%	91%	50	%(10)

(1)	For the period from commencement of operations on December 1, 2010 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.14%, 0.42%, 0.47% and 0.35% for the years ended October 31, 2015, 2014, 2013 and 2012 and the period from commencement of operations on December 1, 2010 to October 31, 2011, respectively.

(8)	Annualized.

(9)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the period from commencement of operations on December 1, 2010 to October 31, 2011). Absent this reimbursement, total return would be lower.

(10)	For the Portfolio’s year ended October 31, 2011.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (78.8% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

14

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$44,330,677	$—

During the year ended October 31, 2015, accumulated net realized gain was decreased by $57,623,599, accumulated undistributed net investment income was increased by $35,636,149 and paid-in capital was increased by $21,987,450 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes, investments in passive foreign investment companies, swap contracts, premium amortization, accretion of market discount and the Portfolio’s investment in a subsidiary. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$83,975,004
Deferred capital losses	$(8,097,552)
Net unrealized depreciation	$(80,613,420)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, option contracts, futures contracts, swap contracts, tax straddle transactions, premium amortization, accretion of market discount and the Portfolio’s investment in a subsidiary.

At October 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $8,097,552, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2015, $8,097,552 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2015, the Fund incurred no adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $5,151 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter,

15

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Notes to Financial Statements — continued

received $8,176 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $1,260,323 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $353,962 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2015, the Fund paid or accrued to EVD $9,317 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $117,987 and $9,317 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $2,000 and $200 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $339,558,413 and $122,308,263, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	21,557,878	27,665,182
Issued to shareholders electing to receive payments of distributions in Fund shares	1,201,539	—
Redemptions	(17,061,634)	(21,811,090)

Net increase	5,697,783	5,854,092

16

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2015	2014

Sales	951,426	676,133
Issued to shareholders electing to receive payments of distributions in Fund shares	78,009	—
Redemptions	(1,279,533)	(4,533,866)

Net decrease	(250,098)	(3,857,733)

	Year Ended October 31,
Class I	2015	2014

Sales	44,993,026	37,458,950
Issued to shareholders electing to receive payments of distributions in Fund shares	2,820,660	—
Redemptions	(27,813,790)	(45,553,105)

Net increase (decrease)	19,999,896	(8,094,155)

	Year Ended October 31,
Class R	2015	2014

Sales	217,894	206,315
Issued to shareholders electing to receive payments of distributions in Fund shares	11,801	—
Redemptions	(85,042)	(190,507)

Net increase	144,653	15,808

17

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

18

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2015, the Fund paid foreign taxes of $1,621,777 and recognized foreign source income of $49,333,406.

19

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments

Foreign Government Bonds — 71.8%

Security		Principal Amount (000’s omitted)	Value

Angola — 1.0%
Republic of Angola Via Northern Lights III BV, 7.00%, 8/16/19(1)	USD	19,320	$18,909,450

Total Angola			$18,909,450

Argentina — 1.8%
Republic of Argentina, 8.28%, 12/31/33(2)(3)	USD	17,542	$16,888,806
Republic of Argentina, 8.75%, 5/7/24	USD	16,443	16,681,078

Total Argentina			$33,569,884

Armenia — 1.5%
Republic of Armenia, 6.00%, 9/30/20(1)	USD	1,090	$1,082,353
Republic of Armenia, 7.15%, 3/26/25(1)	USD	28,029	27,886,613

Total Armenia			$28,968,966

Bangladesh — 1.3%
Bangladesh Treasury Bond, 8.50%, 12/7/16	BDT	159,400	$2,113,117
Bangladesh Treasury Bond, 8.75%, 5/7/16	BDT	152,900	1,996,769
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	38,500	504,213
Bangladesh Treasury Bond, 11.48%, 7/4/17	BDT	64,600	899,755
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	178,900	2,498,816
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	173,600	2,441,633
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	92,100	1,299,491
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	395,800	5,545,373
Bangladesh Treasury Bond, 11.62%, 1/2/18	BDT	58,700	831,603
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	103,000	1,474,360
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	83,300	1,201,827
Bangladesh Treasury Bond, 11.75%, 7/10/18	BDT	73,600	1,058,207
Bangladesh Treasury Bond, 11.78%, 10/9/18	BDT	34,700	505,511
Bangladesh Treasury Bond, 11.82%, 3/6/18	BDT	189,300	2,709,674

Total Bangladesh			$25,080,349

Barbados — 1.0%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	18,632	$16,000,230
Barbados Government International Bond, 6.625%, 12/5/35(4)	USD	3,039	2,609,741

Total Barbados			$18,609,971

Belarus — 0.8%
Republic of Belarus, 8.95%, 1/26/18(1)	USD	13,645	$14,167,058

Total Belarus			$14,167,058

Security		Principal Amount (000’s omitted)	Value

Colombia — 0.4%
Republic of Colombia, 5.00%, 6/15/45	USD	7,360	$6,568,800

Total Colombia			$6,568,800

Cyprus — 3.5%
Republic of Cyprus, 3.75%, 11/1/15(1)(4)	EUR	18,273	$20,093,910
Republic of Cyprus, 3.875%, 5/6/22(1)	EUR	14,216	16,156,009
Republic of Cyprus, 4.625%, 2/3/20(1)(4)	EUR	8,432	10,016,350
Republic of Cyprus, 4.75%, 6/25/19(1)	EUR	16,271	19,364,240

Total Cyprus			$65,630,509

Dominican Republic — 3.0%
Dominican Republic International Bond, 5.50%, 1/27/25(4)	USD	7,375	$7,338,125
Dominican Republic International Bond, 8.625%, 4/20/27(1)	USD	9,370	11,220,575
Dominican Republic International Bond, 8.625%, 4/20/27(4)	USD	1,234	1,477,715
Dominican Republic International Bond, 10.40%, 5/10/19(1)	DOP	576,600	12,989,931
Dominican Republic International Bond, 13.50%, 8/4/17(1)	DOP	24,000	564,931
Dominican Republic International Bond, 14.00%, 6/8/18(1)	DOP	591,100	14,379,904
Dominican Republic International Bond, 15.00%, 4/5/19(1)	DOP	174,300	4,414,320
Dominican Republic International Bond, 16.00%, 2/10/17(1)	DOP	157,400	3,752,465

Total Dominican Republic			$56,137,966

Ecuador — 7.2%
Republic of Ecuador, 7.95%, 6/20/24(1)	USD	68,770	$52,609,050
Republic of Ecuador, 7.95%, 6/20/24(4)	USD	20,283	15,516,495
Republic of Ecuador, 9.375%, 12/15/15(1)	USD	44,601	44,043,487
Republic of Ecuador, 10.50%, 3/24/20(4)	USD	27,476	22,805,080

Total Ecuador			$134,974,112

Georgia — 0.1%
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	650	$264,691
Republic of Georgia, 6.875%, 4/12/21(1)	USD	2,090	2,239,958

Total Georgia			$2,504,649

Iceland — 3.4%
Republic of Iceland, 6.00%, 10/13/16	ISK	112,797	$639,689
Republic of Iceland, 6.25%, 2/5/20	ISK	3,353,930	24,691,449

20	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Iceland (continued)
Republic of Iceland, 6.50%, 1/24/31	ISK	355,681	$2,263,183
Republic of Iceland, 7.25%, 10/26/22	ISK	2,012,056	13,377,436
Republic of Iceland, 8.00%, 6/12/25	ISK	1,455,434	10,523,519
Republic of Iceland, 8.75%, 2/26/19	ISK	2,104,092	13,006,995

Total Iceland			$64,502,271

India — 5.8%
India Government Bond, 7.16%, 5/20/23	INR	1,798,440	$26,660,067
India Government Bond, 8.12%, 12/10/20	INR	1,096,550	17,072,283
India Government Bond, 8.15%, 11/24/26	INR	1,000,000	15,726,100
India Government Bond, 8.28%, 9/21/27	INR	729,000	11,495,084
India Government Bond, 8.40%, 7/28/24	INR	150,000	2,383,734
India Government Bond, 8.60%, 6/2/28	INR	733,330	11,880,496
India Government Bond, 8.83%, 11/25/23	INR	1,459,470	23,610,403

Total India			$108,828,167

Indonesia — 0.3%
Republic of Indonesia, 3.375%, 7/30/25(4)	EUR	4,915	$5,174,538

Total Indonesia			$5,174,538

Iraq — 2.3%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	58,493	$43,284,820

Total Iraq			$43,284,820

Ivory Coast — 0.9%
Ivory Coast, 5.75%, 12/31/32(1)	USD	3,564	$3,185,325
Ivory Coast, 6.375%, 3/3/28(4)	USD	15,800	14,618,160

Total Ivory Coast			$17,803,485

Kazakhstan — 2.6%
Kazakhstan Government International Bond, 5.125%, 7/21/25(4)	USD	43,155	$43,155,000
Kazakhstan Government International Bond, 6.50%, 7/21/45(4)	USD	5,840	5,752,400

Total Kazakhstan			$48,907,400

Kenya — 0.6%
Kenya Infrastructure Bond, 11.00%, 10/12/26	KES	394,300	$3,142,615
Kenya Treasury Bond, 11.855%, 5/22/17	KES	81,200	737,562
Republic of Kenya, 6.875%, 6/24/24(1)	USD	7,656	7,133,478

Total Kenya			$11,013,655

Security		Principal Amount (000’s omitted)	Value

Lebanon — 3.5%
Lebanese Republic, 4.50%, 4/22/16	USD	18,892	$19,131,928
Lebanese Republic, 8.50%, 1/19/16(1)	USD	35,918	36,325,310
Lebanon Treasury Note, 6.18%, 7/28/16	LBP	4,656,650	3,124,349
Lebanon Treasury Note, 6.50%, 12/10/15	LBP	6,484,640	4,308,689
Lebanon Treasury Note, 6.50%, 12/27/15	LBP	4,335,590	2,883,063

Total Lebanon			$65,773,339

Macedonia — 3.4%
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	21,932	$23,345,770
Republic of Macedonia, 3.975%, 7/24/21(4)	EUR	34,672	36,810,166
Republic of Macedonia, 4.625%, 12/8/15	EUR	3,151	3,477,347

Total Macedonia			$63,633,283

Mongolia — 1.0%
Mongolia International Bond, 4.125%, 1/5/18(1)	USD	5,022	$4,758,345
Mongolia International Bond, 5.125%, 12/5/22(1)	USD	16,272	13,687,730

Total Mongolia			$18,446,075

New Zealand — 3.1%
New Zealand Government Bond, 2.00%, 9/20/25(1)(5)	NZD	32,282	$21,916,809
New Zealand Government Bond, 3.00%, 9/20/30(1)(5)	NZD	49,330	36,963,725

Total New Zealand			$58,880,534

Nigeria — 1.0%
Republic of Nigeria, 5.125%, 7/12/18(1)	USD	19,194	$19,074,037

Total Nigeria			$19,074,037

Pakistan — 1.7%
Islamic Republic of Pakistan, 7.125%, 3/31/16(1)	USD	3,216	$3,256,155
Islamic Republic of Pakistan, 7.25%, 4/15/19(4)	USD	8,752	9,126,586
Islamic Republic of Pakistan, 8.25%, 4/15/24(1)	USD	10,843	11,637,250
Islamic Republic of Pakistan, 8.25%, 4/15/24(4)	USD	6,666	7,154,284

Total Pakistan			$31,174,275

Romania — 2.0%
Romania Government Bond, 5.80%, 7/26/27	RON	52,890	$15,539,165
Romania Government Bond, 5.85%, 4/26/23	RON	74,720	21,911,455

Total Romania			$37,450,620

21	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Rwanda — 1.0%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	19,052	$18,522,431

Total Rwanda			$18,522,431

Serbia — 6.4%
Serbia Treasury Bond, 10.00%, 1/30/16	RSD	971,790	$9,013,340
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	1,139,950	10,609,667
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	216,400	2,081,525
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	1,566,080	15,293,551
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	1,573,120	15,404,578
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	717,870	7,135,836
Serbia Treasury Bond, 10.00%, 3/2/18	RSD	212,970	2,120,597
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	1,465,610	15,271,644
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	4,167,590	43,258,192

Total Serbia			$120,188,930

Sri Lanka — 2.6%
Republic of Sri Lanka, 5.875%, 7/25/22(1)	USD	17,349	$16,749,592
Republic of Sri Lanka, 6.00%, 1/14/19(1)	USD	2,530	2,549,850
Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	5,972	6,025,748
Republic of Sri Lanka, 6.25%, 7/27/21(1)	USD	5,770	5,752,823
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	1,815,910	13,161,265
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	668,980	5,067,157

Total Sri Lanka			$49,306,435

Tanzania — 1.8%
United Republic of Tanzania, 6.538%, 3/9/20(1)(6)	USD	35,348	$34,596,855

Total Tanzania			$34,596,855

Thailand — 1.2%
Kingdom of Thailand, 1.25%, 3/12/28(1)(5)	THB	921,159	$22,123,794

Total Thailand			$22,123,794

Tunisia — 0.0%(7)
Banque Centrale de Tunisie SA, 5.75%, 1/30/25(1)	USD	936	$881,532

Total Tunisia			$881,532

Uganda — 0.0%(7)
Uganda Government Bond, 13.25%, 11/5/15	UGX	1,357,800	$381,925

Total Uganda			$381,925

Security		Principal Amount (000’s omitted)	Value

Venezuela — 3.7%
Bolivarian Republic of Venezuela, 5.75%, 2/26/16(1)(3)	USD	10,163	$9,273,738
Bolivarian Republic of Venezuela, 7.65%, 4/21/25(1)	USD	5,612	2,146,590
Bolivarian Republic of Venezuela, 9.25%, 9/15/27(3)	USD	63,991	28,316,017
Bolivarian Republic of Venezuela, 11.95%, 8/5/31(1)(3)	USD	65,501	29,802,955

Total Venezuela			$69,539,300

Zambia — 1.9%
Republic of Zambia, 5.375%, 9/20/22(1)	USD	5,069	$3,782,336
Republic of Zambia, 8.50%, 4/14/24(4)	USD	22,208	18,843,710
Republic of Zambia, 8.97%, 7/30/27(4)	USD	14,419	12,184,055

Total Zambia			$34,810,101

Total Foreign Government Bonds (identified cost $1,423,013,023)			$1,349,419,516

Foreign Corporate Bonds — 2.9%

Security		Principal Amount (000’s omitted)	Value

Azerbaijan — 0.4%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 6.17%, 5/10/17(1)(6)	USD	7,400	$7,104,000

Total Azerbaijan			$7,104,000

Georgia — 1.0%
Bank of Georgia JSC, 7.75%, 7/5/17(1)	USD	17,657	$18,426,492

Total Georgia			$18,426,492

India — 0.9%
Food Corp. of India, 9.95%, 3/7/22	INR	500,000	$8,312,052
Mahanagar Telephone Nigam, Ltd., 8.24%, 11/19/24	INR	113,000	1,756,779
Mahanagar Telephone Nigam, Ltd., 8.29%, 11/28/24	INR	400,000	6,204,606

Total India			$16,273,437

Russia — 0.6%
Gazprom OAO Via Gaz Capital SA, 3.755%, 3/15/17(1)	EUR	8,268	$9,175,727

22	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Russia (continued)
Sberbank of Russia Via SB Capital SA, 5.40%, 3/24/17(1)	USD	2,351	$2,409,775

Total Russia			$11,585,502

Total Foreign Corporate Bonds (identified cost $53,966,665)			$53,389,431

Sovereign Loans — 0.5%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.5%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 3.98%, Maturing August 1, 2021(8)(9)(10)(11)		$9,700	$9,122,070

Total Ethiopia			$9,122,070

Total Sovereign Loans (identified cost $9,007,455)			$9,122,070

Collateralized Mortgage Obligations — 0.8%

Security		Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2770, (Interest Only), Class SH, 6.904%, 3/15/34(12)(13)		$3,359	$697,161
Series 3572, (Interest Only), Class JS, 6.604%, 9/15/39(12)(13)		6,146	970,105
Series 3586, (Interest Only), Class GS, 6.054%, 10/15/39(12)(13)		6,846	1,163,481

			$2,830,747

Federal National Mortgage Association:
Series 2005-85, (Interest Only), Class SC, 6.303%, 10/25/35(12)(13)		$10,252	$1,993,394
Series 2006-56, (Interest Only), Class CS, 7.013%, 7/25/36(12)(13)		4,704	998,447
Series 2006-72, (Interest Only), Class GI, 6.383%, 8/25/36(12)(13)		15,255	2,688,619
Series 2006-96, (Interest Only), Class SM, 7.053%, 10/25/36(12)(13)		10,359	2,082,566
Series 2007-36, (Interest Only), Class SG, 6.403%, 4/25/37(12)(13)		7,126	1,299,629

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2010-67, (Interest Only), Class BI, 5.50%, 6/25/25(13)	$2,880	$169,868
Series 2010-109, (Interest Only), Class PS, 6.403%, 10/25/40(12)(13)	8,400	1,483,691
Series 2010-147, (Interest Only), Class KS, 5.753%, 1/25/41(12)(13)	7,237	1,185,382

		$11,901,596

Total Collateralized Mortgage Obligations (identified cost $11,371,845)		$14,732,343

Common Stocks — 1.9%

Security	Shares	Value

Iceland — 1.0%
Eimskipafelag Islands HF	1,345,775	$2,749,844
Hagar HF	8,111,180	2,832,195
HB Grandi HF	8,178,396	2,725,284
Icelandair Group HF	15,294,491	4,103,429
Marel HF	2,108,527	3,746,780
Reitir Fasteignafelag HF(14)	4,478,610	2,953,465

Total Iceland		$19,110,997

Romania — 0.4%
Banca Transilvania(14)	2,355,800	$1,480,376
BRD-Groupe Societe Generale SA(14)	462,800	1,342,805
Electrica SA	387,200	1,129,727
OMV Petrom SA	12,626,000	1,016,239
Societatea Nationala de Gaze Naturale ROMGAZ SA	132,300	957,283
Societatea Nationala Nuclearelectrica SA	165,000	282,160
Transelectrica SA	190,300	1,222,018
Transgaz SA Medias	18,500	1,215,225

Total Romania		$8,645,833

Singapore — 0.5%
Yoma Strategic Holdings, Ltd.(14)	28,302,666	$8,672,103

Total Singapore		$8,672,103

Total Common Stocks (identified cost $40,720,282)		$36,428,933

23	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Investment Funds — 0.4%

Security	Shares	Value

Romania — 0.4%
Fondul Proprietatea SA	40,343,321	$8,199,695

Total Investment Funds (identified cost $10,062,768)		$8,199,695

Currency Options Purchased — 1.7%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Call INR/Put USD	JPMorgan Chase Bank, N.A.	INR	2,802,889	INR	65.58	1/4/16	$348,075
Call INR/Put USD	Standard Chartered Bank	INR	2,011,136	INR	65.52	1/4/16	238,040
Put CNH/Call USD	Citibank, N.A.	CNH	151,241	CNH	6.34	6/7/16	582,888
Put CNH/Call USD	Deutsche Bank AG	CNH	150,481	CNH	6.40	7/27/16	559,447
Put CNH/Call USD	Goldman Sachs International	CNH	163,993	CNH	6.39	7/27/16	616,985
Put CNH/Call USD	Standard Chartered Bank	CNH	187,110	CNH	6.34	6/7/16	721,128
Put CNH/Call USD	Standard Chartered Bank	CNH	170,917	CNH	6.39	7/27/16	641,841
Put CNH/Call USD	Standard Chartered Bank	CNH	165,452	CNH	6.47	6/15/17	996,935
Put CNH/Call USD	Standard Chartered Bank	CNH	177,384	CNH	6.47	6/15/17	1,065,457
Put EUR/Call USD	Deutsche Bank AG	EUR	46,612	USD	1.10	11/1/16	1,896,588
Put EUR/Call USD	Deutsche Bank AG	EUR	42,731	USD	1.18	11/1/16	3,675,635
Put EUR/Call USD	Deutsche Bank AG	EUR	35,584	USD	1.28	11/1/16	5,933,489
Put EUR/Call USD	Goldman Sachs International	EUR	61,159	USD	1.06	11/10/15	19,810
Put EUR/Call USD	Goldman Sachs International	EUR	67,883	USD	1.10	12/10/15	890,270
Put EUR/Call USD	Goldman Sachs International	EUR	43,087	USD	1.19	10/29/19	4,306,983
Put EUR/Call USD	Goldman Sachs International	EUR	32,996	USD	1.38	10/29/19	7,233,793
Put EUR/Call USD	JPMorgan Chase Bank, N.A.	EUR	61,223	USD	1.06	11/10/15	17,862
Put GBP/Call USD	BNP Paribas	GBP	8,583	USD	1.52	11/10/15	10,580
Put GBP/Call USD	Goldman Sachs International	GBP	35,143	USD	1.52	11/10/15	43,322

Put JPY/Call USD	Deutsche Bank AG	JPY	4,012,610	JPY	120.21	1/6/16	522,530
Put JPY/Call USD	Goldman Sachs International	JPY	2,777,520	JPY	120.00	11/11/15	204,310
Put JPY/Call USD	Goldman Sachs International	JPY	4,703,760	JPY	120.27	1/6/16	602,098

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Put JPY/Call USD	JPMorgan Chase Bank, N.A.	JPY	3,212,880	JPY	120.00	11/11/15	$236,334
Put JPY/Call USD	Standard Chartered Bank	JPY	4,704,180	JPY	120.25	1/6/16	605,617

Total Currency Options Purchased (identified cost $27,448,276)							$31,970,017

Call Options Purchased — 0.3%

Description	Counterparty	Number of Contracts	Strike Price		Expiration Date	Value

Hang Seng Index	Citibank, N.A.	394	HK	D 14,000.00	12/30/15	$16,401
Hang Seng Index	Deutsche Bank AG	605	HK	D 11,800.00	12/30/15	247,660
Nikkei 225 Index	Deutsche Bank AG	210	JPY	20,000.00	11/13/15	73,819
Nikkei 225 Index	Goldman Sachs International	221	JPY	16,000.00	5/13/16	5,793,112

Total Call Options Purchased (identified cost $7,061,467)						$6,130,992

Interest Rate Swaptions Purchased — 0.0%(7)

Description	Counterparty	Expiration Date	Notional Amount (000’s omitted)	Value

Option to receive 3-month Saudi Riyal Interbank Offered Rate and pay 2.84%	Goldman Sachs International	8/18/16	SAR 76,309	$134,500
Option to receive 3-month Saudi Riyal Interbank Offered Rate and pay 2.88%	Goldman Sachs International	8/18/16	SAR 156,148	256,365

Total Interest Rate Swaptions Purchased (identified cost $743,790)				$390,865

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Short-Term Investments — 17.7%

Foreign Government Securities — 4.2%

Security		Principal Amount (000’s omitted)	Value

Iceland — 0.8%
Iceland Treasury Bill, 0.00%, 11/16/15	ISK	193,340	$1,088,219
Iceland Treasury Bill, 0.00%, 12/15/15	ISK	284,976	1,596,008
Iceland Treasury Bill, 0.00%, 1/15/16	ISK	1,521,270	8,482,235
Iceland Treasury Bill, 0.00%, 4/15/16	ISK	626,230	3,480,643

Total Iceland			$14,647,105

Lebanon — 3.4%
Lebanon Treasury Bill, 0.00%, 11/12/15	LBP	10,003,900	$6,626,149
Lebanon Treasury Bill, 0.00%, 11/26/15	LBP	7,058,400	4,667,924
Lebanon Treasury Bill, 0.00%, 12/24/15	LBP	9,081,700	5,985,515
Lebanon Treasury Bill, 0.00%, 1/7/16	LBP	8,152,230	5,364,006
Lebanon Treasury Bill, 0.00%, 1/14/16	LBP	28,502,800	18,741,049
Lebanon Treasury Bill, 0.00%, 1/28/16	LBP	10,978,760	7,207,064
Lebanon Treasury Bill, 0.00%, 2/4/16	LBP	2,832,740	1,857,876
Lebanon Treasury Bill, 0.00%, 2/11/16	LBP	4,000,000	2,620,914
Lebanon Treasury Bill, 0.00%, 2/18/16	LBP	2,746,900	1,798,754
Lebanon Treasury Bill, 0.00%, 3/3/16	LBP	4,884,100	3,193,076
Lebanon Treasury Bill, 0.00%, 9/22/16	LBP	4,654,510	2,966,899
Lebanon Treasury Bill, 0.00%, 10/6/16	LBP	5,155,520	3,276,000

Total Lebanon			$64,305,226

Total Foreign Government Securities (identified cost $78,863,447)			$78,952,331

U.S. Treasury Obligations — 4.3%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/17/15(15)		$30,500	$30,499,481
U.S. Treasury Bill, 0.00%, 1/7/16(15)		15,000	14,998,275
U.S. Treasury Bill, 0.00%, 3/24/16(15)		35,000	34,982,115

Total U.S. Treasury Obligations (identified cost $80,495,341)			$80,479,871

Repurchase Agreements — 0.3%
Description		Principal Amount (000’s omitted)	Value

Bank of America, N.A.:
Dated 10/27/15 with a maturity date of 11/20/15, an interest rate of 0.32% payable by the Portfolio and repurchase proceeds of EUR 4,861,006, collateralized by EUR 4,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $5,136,790.	EUR	4,862	$5,346,500

Total Repurchase Agreements (identified cost $5,368,864)			$5,346,500

Other — 8.9%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(16)		$167,896	$167,895,836

Total Other (identified cost $167,895,836)			$167,895,836

Total Short-Term Investments (identified cost $332,623,488)			$332,674,538

Total Investments — 98.0% (identified cost $1,916,019,059)			$1,842,458,400

Less Unfunded Loan Commitments — (0.0)%(7)			$(584,358)

Net Investments — 98.0% (identified cost $1,915,434,701)			$1,841,874,042

Currency Options Written — (1.3)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Put CNH/Call USD	Goldman Sachs International	CNH	163,993	CNH	6.39	7/27/16	$(616,985)
Put CNH/Call USD	Goldman Sachs International	CNH	150,481	CNH	6.40	7/27/16	(559,447)
Put CNH/Call USD	Standard Chartered Bank	CNH	187,110	CNH	6.34	6/7/16	(721,128)
Put CNH/Call USD	Standard Chartered Bank	CNH	170,917	CNH	6.39	7/27/16	(641,841)
Put EUR/Call USD	Deutsche Bank AG	EUR	42,731	USD	1.18	11/1/16	(3,675,635)
Put EUR/Call USD	Deutsche Bank AG	EUR	35,584		USD 1.28	11/1/16	(5,933,489)

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Put EUR/Call USD	Goldman Sachs International	EUR	43,087		USD 1.19	10/29/19	(4,306,983)
Put EUR/Call USD	Goldman Sachs International	EUR	32,996		USD 1.38	10/29/19	(7,233,793)
Put GBP/Call USD	BNP Paribas	GBP	8,583		USD 1.52	11/10/15	(10,580)
Put GBP/Call USD	Goldman Sachs International	GBP	35,143		USD 1.52	11/10/15	(43,322)
Put JPY/Call USD	Goldman Sachs International	JPY	2,777,520		JPY 120.00	11/11/15	(204,310)
Put JPY/Call USD	JPMorgan Chase Bank, N.A.	JPY	3,212,880		JPY 120.00	11/11/15	(236,334)

Total Currency Options Written (premiums received $27,778,456)							$(24,183,847)

Call Options Written — (0.3)%

Description	Counterparty	Number of Contracts		Strike Price		Expiration Date	Value

Nikkei 225 Index	Goldman Sachs International		210	JPY	20,000.00	11/13/15	$(73,819)
Nikkei 225 Index	Goldman Sachs International		221	JPY	16,000.00	5/13/16	(5,793,112)

Total Call Options Written (premiums received $6,053,681)							$(5,866,931)

Interest Rate Swaptions Written — (0.0)%(7)

Description	Counterparty	Expiration Date	Notional Amount (000’s omitted)	Value

Option to pay 3-month USD-LIBOR-BBA Rate and receive 1.98%	Goldman Sachs International	8/18/16	$20,108	$(127,776)
Option to pay 3-month USD-LIBOR-BBA Rate and receive 2.01%	Morgan Stanley & Co. International PLC	8/18/16	40,651	(245,704)

Total Interest Rate Swaptions Written (premium received $783,817)				$(373,480)

Securities Sold Short — (0.3)%

Foreign Government Bonds — (0.3)%

Security		Principal Amount (000’s omitted)	Value

Spain — (0.3)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(4,000)	$(5,084,682)

Total Spain			$(5,084,682)

Total Foreign Government Bonds (proceeds $5,083,801)			$(5,084,682)

Total Securities Sold Short (proceeds $5,083,801)			$(5,084,682)

Other Assets, Less Liabilities — 3.9%			$72,643,293

Net Assets — 100.0%			$1,879,008,395

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $703,783,826 or 37.5% of the Portfolio’s net assets.

(2)	Defaulted security.

(3)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(4)	Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $232,676,315 or 12.4% of the Portfolio’s net assets.

(5)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(7)	Amount is less than 0.05% or (0.05)%, as applicable.

(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(9)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(10)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(11)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents a weighted average rate at October 31, 2015.

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

(12)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2015.

(13)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(14)	Non-income producing.

(15)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(16)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Forward Commodity Contracts(1)
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation

12/2/15	Gold 8,388 Troy Ounces	United States Dollar 9,970,375	Citibank, N.A.	$389,928
12/2/15	Gold 3,113 Troy Ounces	United States Dollar 3,704,079	Merrill Lynch International	147,947

				$537,875

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	42,183,676	HUF	13,064,917,273	JPMorgan Chase Bank, N.A.	11/3/15	$145,592	$—
EUR	32,758,747	PLN	140,305,712	BNP Paribas	11/3/15	—	(284,547)
HUF	13,064,917,273	EUR	42,146,304	JPMorgan Chase Bank, N.A.	11/3/15	—	(104,496)
PLN	40,313,596	EUR	9,486,780	JPMorgan Chase Bank, N.A.	11/3/15	40	—
PLN	99,992,116	EUR	24,026,748	JPMorgan Chase Bank, N.A.	11/3/15	—	(545,488)
USD	4,198,783	EUR	3,801,042	Deutsche Bank AG	11/4/15	18,917	—
USD	1,731,286	EUR	1,560,320	Deutsche Bank AG	11/4/15	15,459	—
USD	1,723,902	EUR	1,557,274	Deutsche Bank AG	11/4/15	11,425	—
USD	1,669,897	EUR	1,518,088	Deutsche Bank AG	11/4/15	511	—
AUD	45,259,701	USD	32,564,355	Australia and New Zealand Banking Group Limited	11/5/15	—	(293,028)
AUD	8,585,299	USD	6,167,679	Morgan Stanley & Co. International PLC	11/5/15	—	(46,141)
USD	32,803,552	AUD	45,259,701	Australia and New Zealand Banking Group Limited	11/5/15	532,226	—
USD	16,604,812	AUD	22,935,299	Morgan Stanley & Co. International PLC	11/5/15	251,357	—
USD	25,549,671	AUD	36,166,539	Morgan Stanley & Co. International PLC	11/5/15	—	(237,998)
TRY	27,124,000	USD	9,301,496	Bank of America, N.A.	11/6/15	—	(8,927)
TRY	81,976,000	USD	28,070,416	Nomura International PLC	11/6/15	14,219	—
PHP	727,378,000	USD	15,389,358	Bank of America, N.A.	11/9/15	143,946	—
PHP	954,952,000	USD	20,221,323	BNP Paribas	11/9/15	171,869	—
PHP	712,125,000	USD	15,066,646	Citibank, N.A.	11/9/15	140,927	—
TRY	54,506,000	USD	18,962,302	BNP Paribas	11/9/15	—	(305,512)
USD	25,398,724	PHP	1,173,990,000	Bank of America, N.A.	11/9/15	327,932	—
USD	19,674,832	PHP	909,961,000	Citibank, N.A.	11/9/15	242,432	—
USD	6,683,974	PHP	310,504,000	JPMorgan Chase Bank, N.A.	11/9/15	53,098	—
USD	4,460,554	THB	161,026,000	Standard Chartered Bank	11/9/15	—	(65,778)
EUR	26,290,000	USD	28,952,914	Standard Chartered Bank	11/10/15	—	(40,741)
NZD	548,668	USD	350,393	Goldman Sachs International	11/10/15	20,951	—
NZD	6,522,000	USD	4,350,347	JPMorgan Chase Bank, N.A.	11/10/15	63,807	—

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	4,009,428	EUR	3,600,000	Standard Chartered Bank	11/10/15	$50,363	$—
USD	67,707,308	EUR	62,032,000	Standard Chartered Bank	11/10/15	—	(511,783)
USD	10,015,643	NZD	15,420,900	Goldman Sachs International	11/10/15	—	(421,374)
USD	8,971,710	NZD	13,905,316	Standard Chartered Bank	11/10/15	—	(439,545)
USD	7,653,354	THB	271,828,000	Deutsche Bank AG	11/10/15	12,735	—
PHP	275,469,000	USD	5,975,466	Goldman Sachs International	11/12/15	—	(93,147)
USD	5,956,086	PHP	275,469,000	Citibank, N.A.	11/12/15	73,768	—
USD	5,302,294	THB	193,030,000	Deutsche Bank AG	11/16/15	—	(122,243)
USD	1,001,455	THB	36,486,000	JPMorgan Chase Bank, N.A.	11/16/15	—	(23,876)
USD	10,583,018	TWD	344,001,000	Bank of America, N.A.	11/16/15	—	(11,196)
USD	12,484,479	TWD	405,808,000	BNP Paribas	11/16/15	—	(13,207)
USD	13,444,824	TWD	437,024,000	Goldman Sachs International	11/16/15	—	(14,223)
JPY	2,317,465,000	USD	19,247,728	JPMorgan Chase Bank, N.A.	11/17/15	—	(40,722)
USD	3,594,253	EUR	3,181,673	JPMorgan Chase Bank, N.A.	11/17/15	94,929	—
USD	3,656,211	EUR	3,256,223	JPMorgan Chase Bank, N.A.	11/17/15	74,894	—
USD	1,832,969	EUR	1,610,577	JPMorgan Chase Bank, N.A.	11/17/15	61,595	—
USD	2,333,385	EUR	2,070,213	JPMorgan Chase Bank, N.A.	11/17/15	56,486	—
USD	1,323,610	EUR	1,162,990	JPMorgan Chase Bank, N.A.	11/17/15	44,509	—
USD	1,142,577	EUR	1,005,099	JPMorgan Chase Bank, N.A.	11/17/15	37,132	—
USD	3,753,994	EUR	3,396,785	JPMorgan Chase Bank, N.A.	11/17/15	18,082	—
USD	892,229	EUR	808,285	JPMorgan Chase Bank, N.A.	11/17/15	3,246	—
USD	18,645,477	JPY	2,317,465,000	JPMorgan Chase Bank, N.A.	11/17/15	—	(561,529)
CLP	10,193,277,000	USD	14,764,306	BNP Paribas	11/18/15	—	(46,029)
USD	14,619,047	CLP	10,193,277,000	BNP Paribas	11/18/15	—	(99,229)
USD	17,349,775	RON	68,887,281	BNP Paribas	11/18/15	269,946	—
USD	675,682	RON	2,682,797	BNP Paribas	11/18/15	10,513	—
MXN	971,889,000	USD	58,586,352	Standard Chartered Bank	11/19/15	187,276	—
USD	35,517,535	NZD	54,437,592	Standard Chartered Bank	11/19/15	—	(1,301,201)
CNH	68,980,000	USD	10,615,574	Bank of America, N.A.	11/20/15	273,988	—
CNH	68,100,000	USD	10,484,181	Deutsche Bank AG	11/20/15	266,459	—
CNH	86,954,000	USD	13,376,510	Goldman Sachs International	11/20/15	350,527	—
SGD	29,710,000	USD	20,837,907	Bank of America, N.A.	11/20/15	356,890	—
SGD	26,412,000	USD	18,539,941	Goldman Sachs International	11/20/15	302,098	—
SGD	23,630,000	USD	16,576,803	Goldman Sachs International	11/20/15	280,587	—
USD	10,702,040	CNH	68,980,000	Bank of America, N.A.	11/20/15	—	(187,522)
USD	10,562,233	CNH	68,100,000	Deutsche Bank AG	11/20/15	—	(188,407)
USD	13,487,514	CNH	86,954,000	Goldman Sachs International	11/20/15	—	(239,523)
USD	32,477,051	SGD	45,640,000	Bank of America, N.A.	11/20/15	—	(82,038)
USD	35,601,878	SGD	50,042,000	Goldman Sachs International	11/20/15	—	(97,550)
CAD	53,213,000	USD	40,992,042	State Street Bank and Trust Company	11/23/15	—	(302,463)
CAD	47,658,000	USD	36,944,043	State Street Bank and Trust Company	11/23/15	—	(502,122)
PHP	593,500,000	USD	12,722,401	Goldman Sachs International	11/23/15	—	(51,877)
USD	75,991,412	CAD	100,871,000	State Street Bank and Trust Company	11/23/15	—	(1,140,089)
USD	12,831,045	PHP	593,500,000	BNP Paribas	11/23/15	160,522	—
USD	4,200,639	PLN	15,786,000	Standard Chartered Bank	11/24/15	118,431	—
USD	60,103,111	EUR	54,080,199	Goldman Sachs International	11/25/15	617,651	—

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	6,522,738	EUR	5,769,057	Goldman Sachs International	11/25/15	$177,070	$—
USD	1,709,617	EUR	1,474,392	Goldman Sachs International	11/25/15	87,861	—
USD	846,853	EUR	766,544	Goldman Sachs International	11/25/15	3,693	—
USD	6,886,553	RON	27,157,122	BNP Paribas	11/25/15	154,423	—
USD	3,352,453	RON	12,901,579	BNP Paribas	11/25/15	154,208	—
USD	3,478,654	RON	13,486,742	BNP Paribas	11/25/15	135,350	—
USD	2,652,710	RON	10,325,370	BNP Paribas	11/25/15	93,096	—
USD	8,329,222	TWD	273,490,000	Australia and New Zealand Banking Group Limited	11/25/15	—	(92,178)
USD	5,078,925	TWD	167,249,000	BNP Paribas	11/25/15	—	(71,065)
USD	7,175,091	TWD	235,630,000	JPMorgan Chase Bank, N.A.	11/25/15	—	(80,510)
EUR	14,608,000	USD	17,498,700	HSBC Bank USA, N.A.	11/27/15	—	(1,430,238)
USD	18,384,168	EUR	14,608,000	Standard Chartered Bank	11/27/15	2,315,707	—
USD	11,319,112	TWD	366,660,000	BNP Paribas	11/30/15	29,746	—
USD	8,929,288	TWD	289,300,000	JPMorgan Chase Bank, N.A.	11/30/15	21,816	—
ZMW	15,022,000	USD	1,938,323	Standard Chartered Bank	11/30/15	—	(758,369)
EUR	791,139	USD	873,497	Standard Chartered Bank	12/2/15	—	(3,207)
EUR	2,797,203	USD	3,093,539	Standard Chartered Bank	12/2/15	—	(16,486)
EUR	7,755,135	USD	8,671,870	Standard Chartered Bank	12/2/15	—	(140,861)
USD	126,273,855	EUR	109,567,734	Standard Chartered Bank	12/2/15	5,744,264	—
USD	13,559,840	EUR	11,998,000	Standard Chartered Bank	12/2/15	361,483	—
USD	11,247,393	TWD	372,120,000	Bank of America, N.A.	12/2/15	—	(209,697)
USD	8,863,877	TWD	293,350,000	Deutsche Bank AG	12/2/15	—	(167,988)
USD	5,627,142	TWD	186,174,000	Goldman Sachs International	12/2/15	—	(104,913)
GBP	24,983,249	EUR	33,783,289	BNP Paribas	12/3/15	1,343,508	—
GBP	24,805,057	EUR	33,747,000	Morgan Stanley & Co. International PLC	12/3/15	1,108,778	—
ZMW	15,312,000	USD	1,953,061	ICBC Standard Bank plc	12/3/15	—	(752,145)
ZMW	25,454,000	USD	3,254,987	ICBC Standard Bank plc	12/3/15	—	(1,258,637)
USD	27,246,800	EUR	24,390,000	Goldman Sachs International	12/4/15	415,690	—
USD	9,242,275	EUR	8,206,500	Goldman Sachs International	12/4/15	214,415	—
ZMW	14,361,000	USD	1,853,032	Standard Chartered Bank	12/4/15	—	(727,228)
ZMW	15,214,000	USD	1,953,017	ICBC Standard Bank plc	12/8/15	—	(762,562)
INR	953,970,000	USD	14,559,982	Australia and New Zealand Banking Group Limited	12/9/15	—	(55,551)
INR	785,620,000	USD	12,019,890	Australia and New Zealand Banking Group Limited	12/9/15	—	(75,100)
USD	30,833,805	INR	2,031,550,000	Bank of America, N.A.	12/9/15	—	(54,458)
USD	26,161,075	INR	1,723,939,000	Deutsche Bank AG	12/9/15	—	(50,182)
USD	9,680,516	INR	631,765,000	Standard Chartered Bank	12/9/15	74,982	—
TRY	214,400	USD	68,598	Standard Chartered Bank	12/11/15	4,110	—
USD	2,232,267	TRY	6,976,840	Standard Chartered Bank	12/11/15	—	(133,743)
USD	9,658,012	TRY	30,185,633	Standard Chartered Bank	12/11/15	—	(578,646)
USD	11,578,123	NZD	18,495,404	Deutsche Bank AG	12/15/15	—	(907,349)
CHF	73,295,000	USD	75,862,961	BNP Paribas	12/16/15	—	(1,603,470)
SEK	630,178,000	USD	76,338,946	BNP Paribas	12/16/15	—	(2,502,471)
USD	75,914,820	CHF	73,295,000	BNP Paribas	12/16/15	1,655,329	—
USD	15,697,434	EUR	14,055,725	Goldman Sachs International	12/16/15	230,494	—
USD	643,166	EUR	564,775	Goldman Sachs International	12/16/15	21,687	—
USD	461,646	EUR	409,496	Goldman Sachs International	12/16/15	11,036	—

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	912,194	EUR	818,993	Goldman Sachs International	12/16/15	$10,973	$—
USD	321,185	EUR	282,388	Goldman Sachs International	12/16/15	10,445	—
USD	631,503	EUR	564,775	Goldman Sachs International	12/16/15	10,024	—
USD	30,648,323	EUR	27,442,983	Standard Chartered Bank	12/16/15	450,026	—
USD	6,097,222	EUR	5,371,292	Standard Chartered Bank	12/16/15	186,645	—
USD	51,904,008	SEK	433,004,000	BNP Paribas	12/16/15	1,169,948	—
USD	23,560,325	SEK	197,174,000	BNP Paribas	12/16/15	457,910	—
EUR	49,472,323	HUF	15,476,921,500	Deutsche Bank AG	12/17/15	—	(293,430)
HUF	15,476,921,500	EUR	49,648,323	Deutsche Bank AG	12/17/15	99,754	—
PLN	144,651,000	EUR	34,302,679	Deutsche Bank AG	12/17/15	—	(363,208)
CAD	50,361,459	USD	39,027,487	Standard Chartered Bank	12/23/15	—	(523,986)
USD	37,925,784	CAD	50,361,459	Standard Chartered Bank	12/23/15	—	(577,717)
USD	66,927,840	EUR	59,192,557	JPMorgan Chase Bank, N.A.	12/23/15	1,781,391	—
ZMW	8,718,000	USD	1,092,481	Citibank, N.A.	12/23/15	—	(415,047)
ZMW	14,426,000	USD	1,816,877	Standard Chartered Bank	12/28/15	—	(698,483)
PHP	147,593,000	USD	3,127,633	BNP Paribas	1/6/16	16,288	—
USD	3,183,628	PHP	147,593,000	Goldman Sachs International	1/6/16	39,707	—
USD	10,176,801	SGD	14,571,143	Standard Chartered Bank	1/6/16	—	(201,851)
ZMW	5,847,000	USD	726,787	BNP Paribas	1/11/16	—	(276,937)
ZMW	16,502,000	USD	1,952,899	ICBC Standard Bank plc	1/11/16	—	(683,286)
TRY	27,756,000	ZAR	138,377,538	Standard Chartered Bank	1/13/16	—	(547,220)
USD	1,099,242	AUD	1,508,000	Goldman Sachs International	1/13/16	27,666	—
USD	3,359,783	TRY	9,146,000	BNP Paribas	1/13/16	286,859	—
USD	6,831,815	TRY	18,610,000	Standard Chartered Bank	1/13/16	579,125	—
ZAR	138,377,538	USD	10,129,015	Standard Chartered Bank	1/13/16	—	(256,181)
ZMW	14,836,000	USD	1,755,740	Standard Chartered Bank	1/14/16	—	(616,452)
USD	25,059,228	EUR	21,901,282	Standard Chartered Bank	1/15/16	942,400	—
USD	1,231,459	EUR	1,080,000	Standard Chartered Bank	1/15/16	42,206	—
ZMW	14,512,000	USD	1,820,828	Citibank, N.A.	1/15/16	—	(707,120)
ZMW	14,916,000	USD	1,755,856	Standard Chartered Bank	1/19/16	—	(614,008)
ZMW	59,316,000	USD	7,266,891	Standard Chartered Bank	1/19/16	—	(2,726,138)
USD	46,041,022	SGD	63,974,000	Goldman Sachs International	1/21/16	491,824	—
RSD	1,561,852,110	EUR	12,298,048	Citibank, N.A.	1/22/16	590,692	—
USD	21,470,688	RON	83,862,360	Citibank, N.A.	1/25/16	682,442	—
USD	5,275,056	THB	187,581,000	Deutsche Bank AG	1/26/16	16,425	—
USD	5,470,595	TWD	177,674,000	Goldman Sachs International	1/26/16	112	—
EUR	7,571,901	USD	8,321,898	Standard Chartered Bank	1/27/16	18,131	—
EUR	2,519,016	USD	2,773,437	Standard Chartered Bank	1/27/16	1,120	—
EUR	3,689,123	USD	4,074,009	Standard Chartered Bank	1/27/16	—	(10,645)
EUR	8,990,381	USD	10,027,781	Standard Chartered Bank	1/27/16	—	(125,375)
USD	31,831,288	EUR	27,984,903	Standard Chartered Bank	1/27/16	1,007,469	—
USD	5,947,107	PEN	19,789,000	BNP Paribas	1/28/16	4,465	—
USD	5,947,107	PEN	19,789,000	Standard Chartered Bank	1/28/16	4,465	—
RSD	765,784,367	EUR	5,980,354	Citibank, N.A.	1/29/16	337,396	—
RSD	103,688,344	EUR	817,860	Citibank, N.A.	1/29/16	36,749	—
RSD	53,535,000	EUR	422,534	Deutsche Bank AG	1/29/16	18,680	—

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	24,539,964	TWD	794,420,000	Goldman Sachs International	1/29/16	$80,593	$—
PLN	140,305,712	EUR	32,623,924	BNP Paribas	2/3/16	280,197	—
ZMW	16,444,200	USD	1,952,993	ICBC Standard Bank plc	2/8/16	—	(709,278)
USD	867,524	UYU	26,980,000	HSBC Bank USA, N.A.	2/19/16	—	(20,158)
UYU	26,980,000	USD	972,252	HSBC Bank USA, N.A.	2/19/16	—	(84,571)
ZMW	16,727,000	USD	1,952,948	ICBC Standard Bank plc	2/19/16	—	(695,426)
USD	5,947,153	PEN	20,369,000	Standard Chartered Bank	2/24/16	—	(134,870)
USD	8,920,667	PEN	30,754,000	BNP Paribas	2/26/16	—	(258,307)
CNY	142,690,000	USD	22,343,351	JPMorgan Chase Bank, N.A.	3/2/16	—	(50,016)
CNY	142,691,000	USD	22,343,297	Standard Chartered Bank	3/2/16	—	(49,806)
USD	45,840,655	CNY	285,381,000	Standard Chartered Bank	3/2/16	1,253,830	—
CNY	69,185,000	USD	10,833,007	BNP Paribas	3/7/16	—	(27,885)
CNY	73,914,000	USD	11,574,381	Standard Chartered Bank	3/7/16	—	(30,697)
USD	22,980,408	CNY	143,099,000	Standard Chartered Bank	3/7/16	631,601	—
OMR	8,447,000	USD	21,846,066	BNP Paribas	4/1/16	1,444	—
USD	21,849,457	OMR	8,447,000	BNP Paribas	4/1/16	1,947	—
OMR	5,889,000	USD	15,217,447	BNP Paribas	5/11/16	—	(14,143)
USD	15,177,835	OMR	5,889,000	BNP Paribas	5/11/16	—	(25,469)
OMR	21,539,450	USD	55,633,055	BNP Paribas	6/6/16	—	(119,009)
USD	36,120,719	OMR	13,994,250	BNP Paribas	6/6/16	53,064	—
USD	19,472,489	OMR	7,545,200	BNP Paribas	6/6/16	26,097	—
CNH	135,880,000	USD	20,740,288	Standard Chartered Bank	6/13/16	388,621	—
CNH	23,858,593	USD	3,641,421	Standard Chartered Bank	6/13/16	68,514	—
USD	23,948,815	CNH	159,738,593	Standard Chartered Bank	6/13/16	—	(890,031)
CNH	101,675,444	USD	15,480,427	Goldman Sachs International	7/29/16	293,432	—
CNH	86,954,000	USD	13,237,022	Goldman Sachs International	7/29/16	252,962	—
CNH	67,650,000	USD	10,300,723	Goldman Sachs International	7/29/16	194,452	—
CNH	142,727,102	USD	21,725,718	Standard Chartered Bank	7/29/16	416,868	—
USD	19,878,750	CNH	132,889,444	Goldman Sachs International	7/29/16	—	(737,628)
USD	18,388,972	CNH	123,390,000	Goldman Sachs International	7/29/16	—	(753,669)
USD	21,170,160	CNH	142,727,102	Standard Chartered Bank	7/29/16	—	(972,426)
USD	10,649,007	OMR	4,148,640	BNP Paribas	8/17/16	4,971	—
USD	8,920,626	PEN	31,356,000	Standard Chartered Bank	8/29/16	—	(144,974)
RSD	152,090,108	EUR	1,205,629	Deutsche Bank AG	9/21/16	—	(34,630)
RSD	382,362,995	EUR	3,021,438	Deutsche Bank AG	9/21/16	—	(76,438)
USD	888,877	AOA	162,220,000	ICBC Standard Bank plc	10/3/16	15,779	—
USD	5,946,913	PEN	20,948,000	BNP Paribas	11/2/16	—	(15,721)
USD	7,433,783	PEN	26,185,500	Standard Chartered Bank	11/2/16	—	(19,651)
USD	10,922,680	OMR	4,238,000	BNP Paribas	3/23/17	171,382	—
USD	10,925,258	OMR	4,239,000	BNP Paribas	3/27/17	173,514	—
USD	25,401,274	OMR	9,970,000	BNP Paribas	5/25/17	185,865	—
USD	38,102,314	OMR	14,937,250	BNP Paribas	6/5/17	344,238	—
USD	21,531,442	OMR	8,447,000	BNP Paribas	8/14/17	251,500	—
USD	15,009,940	OMR	5,889,000	BNP Paribas	8/21/17	179,206	—
USD	54,888,767	OMR	21,539,450	BNP Paribas	8/28/17	662,602	—

						$35,490,097	$(36,462,492)

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Non-deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Net Unrealized Depreciation

11/5/15	COP	77,390,500	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	$25,927,554	$(236,901)
11/5/15	COP	73,190,400	Republic of Colombia, 7.00%, 9/11/19	Deutsche Bank AG	25,705,823	(325,296)
11/5/15	COP	(77,390,500)	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	(25,626,396)	(64,256)
11/5/15	COP	(73,190,400)	Republic of Colombia, 7.00%, 9/11/19	Deutsche Bank AG	(25,323,381)	(57,146)

						$(683,599)

*	Represents a short-term forward contract to purchase or (sell) the referenced entity denominated in a non-deliverable foreign currency.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Commodity Futures
Brent Crude Oil	786	Short	Nov-15	$(46,081,961)	$(38,954,160)	$7,127,801
Gold	14	Short	Dec-15	(1,524,880)	(1,597,960)	(73,080)
High Grade Copper	110	Short	Dec-15	(6,348,512)	(6,373,125)	(24,613)
Platinum	232	Long	Jan-16	10,997,480	11,473,560	476,080
High Grade Copper	768	Short	Mar-16	(44,423,205)	(44,668,800)	(245,595)

Equity Futures
SGX CNX Nifty Index	1,187	Long	Nov-15	19,844,642	19,148,266	(696,376)
E-mini S&P 500 Index	459	Short	Dec-15	(44,613,653)	(47,591,415)	(2,977,762)
Euro Stoxx 50 Index	532	Long	Dec-15	18,598,003	19,877,002	1,278,999
Nikkei 225 Index	71	Long	Dec-15	6,256,875	6,660,590	403,715
TOPIX Index	358	Long	Dec-15	42,608,735	45,823,872	3,215,137

Interest Rate Futures
IMM 10-Year Interest Rate Swap	8	Long	Dec-15	783,864	771,854	(12,010)
U.S. 2-Year Deliverable Interest Rate Swap	405	Short	Dec-15	(40,876,523)	(40,974,609)	(98,086)
U.S. 5-Year Deliverable Interest Rate Swap	1,099	Short	Dec-15	(111,394,105)	(112,201,031)	(806,926)
U.S. 10-Year Deliverable Interest Rate Swap	2,375	Short	Dec-15	(241,494,010)	(245,886,719)	(4,392,709)
U.S. 10-Year Treasury Note	59	Short	Dec-15	(7,511,443)	(7,533,563)	(22,120)
U.S. 30-Year Deliverable Interest Rate Swap	79	Short	Dec-15	(7,901,456)	(8,198,719)	(297,263)
90-Day Sterling	3,974	Short	Mar-16	(759,920,397)	(760,658,656)	(738,259)
CME 90-Day Eurodollar	724	Short	Mar-17	(177,927,125)	(178,918,500)	(991,375)
CME 90-Day Eurodollar	811	Short	Sep-17	(199,181,600)	(199,870,950)	(689,350)

						$436,208

CME:  Chicago Mercantile Exchange.

Euro Stoxx 50 Index:  Market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations.

32	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Nikkei 225 Index:  Price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange.

SGX CNX Nifty Index:  Price-weighted average of 50 large and highly liquid companies listed on the National Stock Exchange of India.

TOPIX Index:  Market capitalization-weighted stock index of all companies listed on the First Section of the Tokyo Stock Exchange.

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	MXN	236,576	Pays	Mexico Interbank TIIE 28 Day	6.26%		9/29/25	$(2,960)
CME Group, Inc.	MXN	236,576	Pays	Mexico Interbank TIIE 28 Day	6.29		10/1/25	34,595
CME Group, Inc.	MXN	392,148	Pays	Mexico Interbank TIIE 28 Day	6.24		10/2/25	(50,525)
LCH.Clearnet(2)	EUR	6,713	Receives	6-month Euro Interbank Offered Rate	0.25	(1)	12/16/17	(18,170)
LCH.Clearnet	EUR	73,880	Receives	6-month Euro Interbank Offered Rate	0.21		4/15/20	(100,294)
LCH.Clearnet	EUR	86,920	Receives	6-month Euro Interbank Offered Rate	0.21		4/15/20	(122,799)
LCH.Clearnet(2)	EUR	97,267	Receives	6-month Euro Interbank Offered Rate	0.50	(1)	12/16/20	(1,019,357)
LCH.Clearnet(2)	EUR	28,878	Receives	6-month Euro Interbank Offered Rate	0.75	(1)	12/16/25	(732,277)
LCH.Clearnet	JPY	7,071,525	Receives	6-month JPY LIBOR	0.79		4/23/24	(2,017,560)
LCH.Clearnet	JPY	2,147,686	Receives	6-month JPY LIBOR	0.75		6/12/24	(598,184)
LCH.Clearnet	JPY	1,708,457	Receives	6-month JPY LIBOR	0.51		1/7/25	(128,761)
LCH.Clearnet	JPY	1,901,448	Receives	6-month JPY LIBOR	0.63		5/14/25	(314,784)
LCH.Clearnet	NZD	20,093	Pays	3-month NZD Bank Bill	4.96		4/29/24	1,561,803
LCH.Clearnet	NZD	11,875	Pays	3-month NZD Bank Bill	3.77		3/5/25	201,323
LCH.Clearnet	NZD	11,470	Pays	3-month NZD Bank Bill	4.05		6/16/25	446,277
LCH.Clearnet	NZD	18,894	Pays	3-month NZD Bank Bill	4.05		6/16/25	734,472
LCH.Clearnet	NZD	31,292	Pays	3-month NZD Bank Bill	3.92		6/25/25	974,839
LCH.Clearnet	NZD	37,618	Pays	3-month NZD Bank Bill	3.81		7/20/25	886,092
LCH.Clearnet	PLN	10,290	Pays	6-month PLN WIBOR	4.40		8/20/17	148,986
LCH.Clearnet	PLN	218,656	Pays	6-month PLN WIBOR	1.95		10/27/19	577,832
LCH.Clearnet	PLN	41,449	Pays	6-month PLN WIBOR	1.78		2/27/20	123,484
LCH.Clearnet	PLN	64,872	Pays	6-month PLN WIBOR	1.72		2/27/20	150,199
LCH.Clearnet	PLN	193,719	Pays	6-month PLN WIBOR	1.78		2/27/20	583,919
LCH.Clearnet(2)	USD	14,000	Receives	3-month USD-LIBOR-BBA	1.50	(1)	12/16/17	22,033
LCH.Clearnet	USD	6,090	Pays	3-month USD-LIBOR-BBA	1.80		6/29/20	140,962
LCH.Clearnet	USD	11,560	Pays	3-month USD-LIBOR-BBA	1.80		6/29/20	258,332
LCH.Clearnet	USD	6,478	Pays	3-month USD-LIBOR-BBA	1.75		7/31/20	112,759
LCH.Clearnet	USD	8,225	Pays	3-month USD-LIBOR-BBA	1.78		7/31/20	160,343
LCH.Clearnet	USD	12,230	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	219,121
LCH.Clearnet	USD	15,290	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	273,760
LCH.Clearnet	USD	16,334	Pays	3-month USD-LIBOR-BBA	1.74		8/12/20	262,933
LCH.Clearnet	USD	17,380	Pays	3-month USD-LIBOR-BBA	1.62		8/14/20	178,784
LCH.Clearnet	USD	8,898	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	115,312
LCH.Clearnet	USD	9,533	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	122,871
LCH.Clearnet	USD	19,667	Pays	3-month USD-LIBOR-BBA	1.69		8/17/20	263,512
LCH.Clearnet	USD	32,698	Pays	3-month USD-LIBOR-BBA	1.70		8/19/20	447,097
LCH.Clearnet	USD	33,453	Pays	3-month USD-LIBOR-BBA	1.57		9/17/20	190,748
LCH.Clearnet	USD	9,840	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	95,671
LCH.Clearnet	USD	24,270	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	234,490
LCH.Clearnet	USD	1,310	Pays	3-month USD-LIBOR-BBA	1.55		9/23/20	5,717

33	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	1,310	Pays	3-month USD-LIBOR-BBA	1.54%		9/23/20	$5,477
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA	1.43		10/28/20	(30,894)
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA	1.42		10/28/20	(32,029)
LCH.Clearnet	USD	9,620	Pays	3-month USD-LIBOR-BBA	1.38		10/29/20	(52,492)
LCH.Clearnet	USD	10,838	Pays	3-month USD-LIBOR-BBA	2.10	(1)	7/27/22	310,081
LCH.Clearnet	USD	11,426	Pays	3-month USD-LIBOR-BBA	2.06		7/30/22	286,737
LCH.Clearnet(2)	USD	11,800	Receives	3-month USD-LIBOR-BBA	2.50	(1)	12/16/25	(299,181)

								$4,610,294

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

(2)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2015.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	PLN	4,860	Receives	6-month PLN WIBOR	3.35%	7/30/17	$(44,011)
Bank of America, N.A.	PLN	12,640	Pays	6-month PLN WIBOR	4.34	7/30/17	178,027
Bank of America, N.A.	PLN	9,114	Pays	6-month PLN WIBOR	4.31	8/10/17	127,445
Bank of America, N.A.	PLN	18,180	Pays	6-month PLN WIBOR	4.35	8/23/17	247,872
Bank of America, N.A.	PLN	17,740	Pays	6-month PLN WIBOR	4.30	9/18/17	248,288
Bank of America, N.A.	PLN	5,900	Pays	6-month PLN WIBOR	3.83	11/14/17	116,610
Bank of America, N.A.	PLN	5,900	Receives	6-month PLN WIBOR	3.61	11/14/17	(106,371)
Bank of America, N.A.	PLN	33,170	Receives	6-month PLN WIBOR	3.52	11/16/17	(574,940)
Barclays Bank PLC	PLN	21,490	Pays	6-month PLN WIBOR	4.32	8/2/17	300,192
Barclays Bank PLC	PLN	10,800	Pays	6-month PLN WIBOR	4.35	8/27/17	153,451
Barclays Bank PLC	PLN	33,170	Pays	6-month PLN WIBOR	3.81	11/16/17	650,864
Barclays Bank PLC	PLN	54,800	Pays	6-month PLN WIBOR	3.82	11/19/17	1,080,826
Barclays Bank PLC	PLN	31,320	Pays	6-month PLN WIBOR	3.80	11/20/17	611,800
BNP Paribas	CNY	110,612	Pays	7-day China Fixing Repo Rates	2.45	6/24/17	36,391
BNP Paribas	PLN	20,724	Pays	6-month PLN WIBOR	4.25	8/7/17	283,439
BNP Paribas	PLN	20,724	Receives	6-month PLN WIBOR	3.60	8/7/17	(214,517)
BNP Paribas	PLN	5,100	Pays	6-month PLN WIBOR	3.85	11/13/17	101,840
BNP Paribas	PLN	24,000	Pays	6-month PLN WIBOR	3.83	11/14/17	474,349
Citibank, N.A.	PLN	17,853	Pays	6-month PLN WIBOR	4.33	7/30/17	251,221
Citibank, N.A.	PLN	13,400	Pays	6-month PLN WIBOR	4.31	8/2/17	186,842
Citibank, N.A.	PLN	2,906	Pays	6-month PLN WIBOR	4.24	8/7/17	39,688
Citibank, N.A.	PLN	8,910	Pays	6-month PLN WIBOR	4.30	8/10/17	132,036
Citibank, N.A.	PLN	8,170	Pays	6-month PLN WIBOR	4.40	8/20/17	118,072
Citibank, N.A.	PLN	10,200	Pays	6-month PLN WIBOR	3.81	11/13/17	200,506
Citibank, N.A.	PLN	8,240	Pays	6-month PLN WIBOR	3.82	11/14/17	162,220
Citibank, N.A.	PLN	23,800	Pays	6-month PLN WIBOR	3.82	11/19/17	467,742
Citibank, N.A.	PLN	23,800	Receives	6-month PLN WIBOR	3.60	11/19/17	(427,026)

34	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Credit Suisse International	RUB	1,911,075	Pays	3-month Moscow Prime Offered Rate	11.56%	10/16/18	$443,460
Credit Suisse International	RUB	637,025	Pays	3-month Moscow Prime Offered Rate	11.40	10/19/18	109,968
Credit Suisse International	RUB	955,538	Pays	3-month Moscow Prime Offered Rate	11.30	10/20/18	129,040
Credit Suisse International	RUB	624,534	Pays	3-month Moscow Prime Offered Rate	11.25	10/21/18	72,441
Deutsche Bank AG	BRL	56,916	Pays	Brazil CETIP Interbank Deposit Rate	12.96	1/2/18	(882,772)
Deutsche Bank AG	BRL	83,622	Pays	Brazil CETIP Interbank Deposit Rate	13.00	1/2/18	(1,276,145)
Deutsche Bank AG	CNY	224,533	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	73,628
Deutsche Bank AG	CNY	274,165	Pays	7-day China Fixing Repo Rates	2.45	6/25/17	91,027
Deutsche Bank AG	CNY	189,824	Pays	7-day China Fixing Repo Rates	2.46	7/16/17	65,968
Deutsche Bank AG	CNY	105,807	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	38,092
Deutsche Bank AG	CNY	202,545	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	74,478
Deutsche Bank AG	CNY	266,229	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	98,831
Deutsche Bank AG	PLN	7,207	Pays	6-month PLN WIBOR	4.34	7/30/17	101,690
Deutsche Bank AG	PLN	31,119	Pays	6-month PLN WIBOR	4.36	8/1/17	440,741
Deutsche Bank AG	PLN	18,850	Pays	6-month PLN WIBOR	4.28	8/6/17	259,473
Deutsche Bank AG	PLN	13,020	Pays	6-month PLN WIBOR	4.24	8/7/17	177,818
Deutsche Bank AG	PLN	10,750	Pays	6-month PLN WIBOR	4.33	8/17/17	151,170
Deutsche Bank AG	PLN	6,330	Pays	6-month PLN WIBOR	3.79	11/16/17	123,224
Deutsche Bank AG	PLN	6,330	Receives	6-month PLN WIBOR	3.60	11/16/17	(113,750)
Deutsche Bank AG	SAR	43,290	Receives	3-month Saudi Riyal Interbank Offered Rate	2.15	6/28/20	38,153
Deutsche Bank AG	SAR	24,291	Receives	3-month Saudi Riyal Interbank Offered Rate	2.31	8/2/20	(5,168)
Deutsche Bank AG	SAR	30,549	Receives	3-month Saudi Riyal Interbank Offered Rate	2.19	8/2/20	47,001
Deutsche Bank AG	SAR	45,810	Receives	3-month Saudi Riyal Interbank Offered Rate	2.13	8/2/20	104,168
Deutsche Bank AG	SAR	62,200	Receives	3-month Saudi Riyal Interbank Offered Rate	2.30	10/28/20	114,351
Goldman Sachs International	BRL	163,219	Pays	Brazil CETIP Interbank Deposit Rate	12.02	1/2/17	(2,017,068)
Goldman Sachs International	BRL	188,357	Pays	Brazil CETIP Interbank Deposit Rate	12.08	1/2/17	(2,266,394)
Goldman Sachs International	BRL	116,915	Pays	Brazil CETIP Interbank Deposit Rate	13.27	1/2/18	(1,637,994)
Goldman Sachs International	BRL	173,092	Pays	Brazil CETIP Interbank Deposit Rate	13.19	1/2/18	(2,459,177)
Goldman Sachs International	BRL	325,045	Pays	Brazil CETIP Interbank Deposit Rate	13.26	1/2/18	(4,581,836)
Goldman Sachs International	BRL	424,354	Pays	Brazil CETIP Interbank Deposit Rate	13.18	1/2/18	(6,046,430)
Goldman Sachs International	BRL	38,496	Receives	Brazil CETIP Interbank Deposit Rate	11.64	1/2/23	2,888,580
Goldman Sachs International	BRL	44,530	Receives	Brazil CETIP Interbank Deposit Rate	11.51	1/2/23	3,445,743
Goldman Sachs International	CNY	224,533	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	73,628
Goldman Sachs International	CNY	238,820	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	103,072
Goldman Sachs International	CNY	247,538	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	81,690
Goldman Sachs International	CNY	151,153	Pays	7-day China Fixing Repo Rates	2.45	8/20/17	53,215
Goldman Sachs International	PLN	6,181	Pays	6-month PLN WIBOR	4.35	8/1/17	87,165
Goldman Sachs International	RUB	427,800	Pays	3-month Moscow Prime Offered Rate	11.08	10/27/18	23,593
Goldman Sachs International	RUB	1,283,077	Pays	3-month Moscow Prime Offered Rate	11.05	10/28/18	57,099
Goldman Sachs International	RUB	427,692	Pays	3-month Moscow Prime Offered Rate	10.92	10/29/18	(1,845)

35	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Goldman Sachs International	SAR	22,830	Receives	3-month Saudi Riyal Interbank Offered Rate	2.17%	6/29/20	$14,749
Goldman Sachs International	SAR	61,080	Receives	3-month Saudi Riyal Interbank Offered Rate	2.16	8/3/20	116,949
Goldman Sachs International	SAR	60,729	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	8/12/20	(19,174)
Goldman Sachs International	SAR	65,516	Receives	3-month Saudi Riyal Interbank Offered Rate	2.33	8/17/20	5,564
Goldman Sachs International	SAR	71,420	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	(60,124)
Goldman Sachs International	SAR	75,641	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	(58,843)
Goldman Sachs International	SAR	74,938	Receives	3-month Saudi Riyal Interbank Offered Rate	2.46	8/19/20	(114,700)
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate	2.26	9/17/20	201,427
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate	2.34	9/21/20	86,605
Goldman Sachs International	SAR	45,773	Receives	3-month Saudi Riyal Interbank Offered Rate	2.23	9/28/20	101,756
Goldman Sachs International	SAR	36,300	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	10/29/20	44,213
Goldman Sachs International	SAR	43,163	Receives	3-month Saudi Riyal Interbank Offered Rate	2.64	7/27/22	68,491
Goldman Sachs International	SAR	43,698	Receives	3-month Saudi Riyal Interbank Offered Rate	2.61	7/30/22	93,215
JPMorgan Chase Bank, N.A.	CNY	238,820	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	103,072
JPMorgan Chase Bank, N.A.	NZD	11,000	Pays	3-month NZD Bank Bill	3.86	2/25/23	274,280
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill	4.06	6/4/23	222,462
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill	4.06	6/4/23	222,462
JPMorgan Chase Bank, N.A.	PLN	8,370	Pays	6-month PLN WIBOR	4.33	8/17/17	117,702
Standard Chartered Bank	CNY	236,351	Pays	7-day China Fixing Repo Rates	2.46	6/24/17	85,710
Standard Chartered Bank	CNY	286,584	Pays	7-day China Fixing Repo Rates	2.50	6/25/17	132,170
Standard Chartered Bank	CNY	238,592	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	75,532
Standard Chartered Bank	CNY	96,739	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	32,937

							$(5,170,761)

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Colombia	BNP Paribas	$3,500	1.00	%(1)	3/20/20	1.91%	$(128,825)	$99,699	$(29,126)
Colombia	BNP Paribas	5,370	1.00	(1)	3/20/20	1.91	(197,654)	155,038	(42,616)
Colombia	BNP Paribas	8,950	1.00	(1)	3/20/20	1.91	(329,424)	257,987	(71,437)

36	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Colombia	Goldman Sachs International	$3,021	1.00	%(1)	3/20/20	1.91%	$(111,194)	$86,310	$(24,884)
Colombia	JPMorgan Chase Bank, N.A.	3,590	1.00	(1)	3/20/20	1.91	(132,138)	105,071	(27,067)
Croatia	Citibank, N.A.	2,440	1.00	(1)	3/20/17	1.73	(21,738)	23,303	1,565
Dominican Republic	Barclays Bank PLC	5,850	1.00	(1)	3/20/16	3.78	(56,289)	43,164	(13,125)
Indonesia	Citibank, N.A.	4,690	1.00	(1)	12/20/20	2.19	(258,211)	254,046	(4,165)
Indonesia	Citibank, N.A.	9,370	1.00	(1)	12/20/20	2.19	(515,611)	489,852	(25,759)
Indonesia	Deutsche Bank AG	4,690	1.00	(1)	12/20/20	2.19	(257,927)	257,109	(818)
Kazakhstan	Barclays Bank PLC	5,000	1.00	(1)	12/20/20	2.92	(439,871)	436,954	(2,917)
Kazakhstan	Barclays Bank PLC	5,000	1.00	(1)	12/20/20	2.92	(439,871)	436,728	(3,143)
Kazakhstan	Barclays Bank PLC	15,000	1.00	(1)	12/20/20	2.92	(1,319,492)	1,305,645	(13,847)
Kazakhstan	Barclays Bank PLC	5,000	1.00	(1)	12/20/20	2.92	(439,871)	425,800	(14,071)
Nigeria	Citibank, N.A.	6,010	3.50		6/20/16	2.60	57,761	—	57,761
Nigeria	Citibank, N.A.	1,600	1.00	(1)	9/20/16	2.68	(21,888)	39,503	17,615
Slovenia	Bank of America, N.A.	21,272	1.00	(1)	3/20/20	0.99	33,586	302,319	335,905
Slovenia	Goldman Sachs International	4,728	1.00	(1)	12/20/19	0.92	20,268	49,012	69,280
South Africa	Bank of America, N.A.	3,190	1.00	(1)	12/20/15	1.01	3,566	724	4,290
South Africa	Bank of America, N.A.	890	1.00	(1)	12/20/15	1.01	995	193	1,188
South Africa	Barclays Bank PLC	3,830	1.00	(1)	12/20/15	1.01	4,282	965	5,247
South Africa	Barclays Bank PLC	2,280	1.00	(1)	12/20/15	1.01	2,549	579	3,128
South Africa	Credit Suisse International	4,785	1.00	(1)	12/20/15	1.01	5,349	1,326	6,675
South Africa	Credit Suisse International	2,000	1.00	(1)	12/20/15	1.01	2,236	477	2,713
South Africa	Credit Suisse International	890	1.00	(1)	12/20/15	1.01	995	226	1,221
Turkey	BNP Paribas	13,400	1.00	(1)	9/20/20	2.46	(870,171)	1,011,513	141,342
Turkey	BNP Paribas	12,243	1.00	(1)	9/20/22	2.75	(1,269,405)	502,514	(766,891)
Turkey	Goldman Sachs International	10,120	1.00	(1)	9/20/18	1.99	(270,914)	144,677	(126,237)
Turkey	Goldman Sachs International	12,900	1.00	(1)	9/20/18	1.99	(345,334)	180,783	(164,551)
Turkey	Goldman Sachs International	21,475	1.00	(1)	9/20/18	1.99	(574,888)	318,393	(256,495)
Turkey	JPMorgan Chase Bank, N.A.	7,400	1.00	(1)	9/20/22	2.75	(767,262)	380,009	(387,253)
Turkey	Morgan Stanley & Co. International PLC	4,300	1.00	(1)	9/20/18	1.99	(115,111)	63,832	(51,279)
Turkey	Morgan Stanley & Co. International PLC	4,200	1.00	(1)	9/20/18	1.99	(112,434)	57,696	(54,738)
Turkey	Morgan Stanley & Co. International PLC	6,400	1.00	(1)	9/20/18	1.99	(171,329)	96,499	(74,830)
Turkey	Morgan Stanley & Co. International PLC	12,900	1.00	(1)	9/20/18	1.99	(345,334)	186,166	(159,168)
Turkey	Morgan Stanley & Co. International PLC	21,477	1.00	(1)	9/20/18	1.99	(574,931)	322,186	(252,745)
Turkey	Morgan Stanley & Co. International PLC	31,465	1.00	(1)	9/20/18	1.99	(842,322)	449,829	(392,493)

Total		$291,226					$(10,797,852)	$8,486,127	$(2,311,725)

37	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bulgaria	Barclays Bank PLC	$4,691	1.00	%(1)	12/20/18	$43,486	$(34,853)	$8,633
Bulgaria	BNP Paribas	2,009	1.00	(1)	6/20/18	11,172	(6,088)	5,084
Bulgaria	BNP Paribas	3,100	1.00	(1)	9/20/18	23,049	(16,962)	6,087
Bulgaria	BNP Paribas	2,100	1.00	(1)	9/20/18	15,614	(13,178)	2,436
Bulgaria	BNP Paribas	2,160	1.00	(1)	12/20/18	20,023	(14,081)	5,942
Bulgaria	Goldman Sachs International	3,220	1.00	(1)	9/20/18	23,941	(15,844)	8,097
Bulgaria	Goldman Sachs International	4,000	1.00	(1)	12/20/18	37,080	(29,037)	8,043
China	Bank of America, N.A.	6,100	1.00	(1)	3/20/17	(61,780)	(50,395)	(112,175)
China	Barclays Bank PLC	10,076	1.00	(1)	3/20/17	(102,049)	(75,753)	(177,802)
China	Deutsche Bank AG	3,700	1.00	(1)	3/20/17	(37,473)	(26,437)	(63,910)
China	Deutsche Bank AG	4,300	1.00	(1)	3/20/17	(43,550)	(30,724)	(74,274)
China	JPMorgan Chase Bank, N.A.	10,200	1.00	(1)	3/20/18	(128,733)	75,158	(53,575)
Croatia	Barclays Bank PLC	10,960	1.00	(1)	3/20/20	793,911	(692,699)	101,212
Croatia	Barclays Bank PLC	5,480	1.00	(1)	3/20/20	396,955	(346,652)	50,303
Croatia	Barclays Bank PLC	5,480	1.00	(1)	3/20/20	396,955	(347,062)	49,893
Croatia	Barclays Bank PLC	5,480	1.00	(1)	3/20/20	396,955	(356,714)	40,241
Croatia	BNP Paribas	2,000	1.00	(1)	12/20/17	40,586	(57,550)	(16,964)
Croatia	BNP Paribas	3,960	1.00	(1)	6/20/18	123,786	(165,973)	(42,187)
Croatia	BNP Paribas	3,340	1.00	(1)	3/20/20	241,940	(208,458)	33,482
Croatia	BNP Paribas	2,840	1.00	(1)	3/20/20	205,721	(184,467)	21,254
Croatia	BNP Paribas	6,750	1.00	(1)	3/20/20	488,950	(488,853)	97
Croatia	BNP Paribas	3,250	1.00	(1)	3/20/20	235,421	(235,699)	(278)
Croatia	Citibank, N.A.	1,500	1.00	(1)	12/20/17	30,440	(42,646)	(12,206)
Croatia	Citibank, N.A.	5,000	1.00	(1)	12/20/17	101,466	(145,445)	(43,979)
Croatia	Citibank, N.A.	1,913	1.00	(1)	3/20/18	49,275	(84,119)	(34,844)
Croatia	Citibank, N.A.	930	1.00	(1)	6/20/18	29,071	(39,654)	(10,583)
Croatia	Citibank, N.A.	1,270	1.00	(1)	6/20/18	39,699	(63,051)	(23,352)
Croatia	Citibank, N.A.	5,580	1.00	(1)	6/20/18	174,426	(273,531)	(99,105)
Croatia	Citibank, N.A.	5,160	1.00	(1)	3/20/20	373,776	(339,466)	34,310
Croatia	Citibank, N.A.	2,020	1.00	(1)	3/20/20	146,323	(127,141)	19,182
Croatia	Citibank, N.A.	1,210	1.00	(1)	6/20/20	95,998	(82,857)	13,141
Croatia	Citibank, N.A.	156	1.00	(1)	6/20/20	12,357	(10,414)	1,943
Croatia	Goldman Sachs International	2,000	1.00	(1)	12/20/17	40,586	(57,013)	(16,427)
Croatia	Goldman Sachs International	3,000	1.00	(1)	3/20/19	143,703	(146,715)	(3,012)
Croatia	Goldman Sachs International	4,150	1.00	(1)	3/20/20	300,614	(269,829)	30,785
Croatia	Goldman Sachs International	2,670	1.00	(1)	3/20/20	193,407	(173,425)	19,982
Croatia	Goldman Sachs International	5,440	1.00	(1)	3/20/20	394,058	(394,600)	(542)
Croatia	Goldman Sachs International	2,100	1.00	(1)	6/20/20	166,608	(144,282)	22,326
Croatia	HSBC Bank USA, N.A.	2,822	1.00	(1)	3/20/18	72,689	(124,089)	(51,400)
Croatia	JPMorgan Chase Bank, N.A.	1,533	1.00	(1)	6/20/18	47,920	(76,170)	(28,250)
Croatia	Morgan Stanley & Co. International PLC	1,782	1.00	(1)	12/20/16	9,078	(28,589)	(19,511)
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00	(1)	12/20/17	28,106	(38,193)	(10,087)

38	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Croatia	Morgan Stanley & Co. International PLC	$1,595	1.00	%(1)	12/20/17	$32,368	$(47,033)	$(14,665)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	50,733	(72,255)	(21,522)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	50,733	(73,654)	(22,921)
Croatia	Morgan Stanley & Co. International PLC	1,266	1.00	(1)	3/20/18	32,610	(56,205)	(23,595)
Croatia	Morgan Stanley & Co. International PLC	3,063	1.00	(1)	3/20/18	78,897	(122,498)	(43,601)
Croatia	Morgan Stanley & Co. International PLC	1,163	1.00	(1)	6/20/18	36,354	(60,311)	(23,957)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	6/20/18	78,148	(118,733)	(40,585)
Croatia	Morgan Stanley & Co. International PLC	2,745	1.00	(1)	6/20/18	85,806	(145,731)	(59,925)
Croatia	Nomura International PLC	6,600	1.00	(1)	3/20/18	170,004	(209,182)	(39,178)
Lebanon	Deutsche Bank AG	1,338	1.00	(1)	3/20/18	60,729	(85,820)	(25,091)
Lebanon	Deutsche Bank AG	5,130	1.00	(1)	3/20/18	232,841	(342,603)	(109,762)
Lebanon	Deutsche Bank AG	5,130	1.00	(1)	3/20/18	232,841	(342,727)	(109,886)
Lebanon	Goldman Sachs International	39,456	1.00	(1)	6/20/18	2,130,471	(2,804,250)	(673,779)
Lebanon	Goldman Sachs International	3,722	5.00	(1)	12/20/18	(194,484)	131,775	(62,709)
Lebanon	Goldman Sachs International	3,450	5.00	(1)	12/20/18	(180,271)	112,971	(67,300)
Lebanon	HSBC Bank USA, N.A.	1,250	1.00	(1)	12/20/17	45,993	(76,077)	(30,084)
Lebanon	JPMorgan Chase Bank, N.A.	1,300	5.00	(1)	12/20/17	(66,211)	18,051	(48,160)
Mexico	Bank of America, N.A.	1,900	1.00	(1)	6/20/22	85,172	(81,625)	3,547
Mexico	Barclays Bank PLC	1,000	1.00	(1)	6/20/22	44,827	(51,201)	(6,374)
Mexico	Barclays Bank PLC	12,800	1.00	(1)	6/20/23	737,435	(344,020)	393,415
Mexico	Citibank, N.A.	1,250	1.00	(1)	6/20/22	56,034	(55,142)	892
Mexico	Deutsche Bank AG	10,000	1.00	(1)	6/20/23	576,121	(243,275)	332,846
Philippines	Bank of America, N.A.	1,400	1.00	(1)	12/20/15	(3,179)	(525)	(3,704)
Philippines	Bank of America, N.A.	2,000	1.00	(1)	12/20/15	(4,542)	(703)	(5,245)
Philippines	Barclays Bank PLC	2,400	1.00	(1)	12/20/15	(5,450)	(1,281)	(6,731)
Philippines	Barclays Bank PLC	1,000	1.00	(1)	3/20/16	(4,328)	(1,535)	(5,863)
Philippines	Barclays Bank PLC	1,400	1.00	(1)	3/20/16	(6,059)	(1,532)	(7,591)
Philippines	Barclays Bank PLC	1,600	1.00	(1)	3/20/16	(6,925)	(1,358)	(8,283)
Philippines	Barclays Bank PLC	1,600	1.00	(1)	3/20/16	(6,925)	(2,028)	(8,953)
Philippines	Barclays Bank PLC	2,100	1.00	(1)	3/20/16	(9,089)	(2,504)	(11,593)
Philippines	Barclays Bank PLC	2,500	1.00	(1)	3/20/16	(10,820)	(3,768)	(14,588)
Philippines	Citibank, N.A.	2,000	1.00	(1)	3/20/16	(8,656)	(2,463)	(11,119)
Philippines	Credit Suisse International	8,100	1.00	(1)	12/20/16	(82,627)	(50,889)	(133,516)
Philippines	Deutsche Bank AG	1,000	1.00	(1)	12/20/15	(2,271)	(401)	(2,672)
Philippines	Deutsche Bank AG	1,300	1.00	(1)	12/20/15	(2,952)	(488)	(3,440)
Philippines	Deutsche Bank AG	2,300	1.00	(1)	12/20/15	(5,223)	(920)	(6,143)
Philippines	Goldman Sachs International	2,000	1.00	(1)	3/20/16	(8,656)	(2,534)	(11,190)

39	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Philippines	Standard Chartered Bank	$1,000	1.00	%(1)	12/20/15	$(2,271)	$(336)	$(2,607)
Philippines	Standard Chartered Bank	2,600	1.00	(1)	3/20/16	(11,253)	(3,481)	(14,734)
Poland	Bank of America, N.A.	6,200	1.00	(1)	9/20/19	(110,682)	80,890	(29,792)
Poland	Barclays Bank PLC	6,320	1.00	(1)	9/20/18	(111,895)	87,435	(24,460)
Poland	Barclays Bank PLC	3,164	1.00	(1)	9/20/19	(56,483)	43,665	(12,818)
Poland	Citibank, N.A.	693	1.00	(1)	9/20/19	(12,371)	9,320	(3,051)
Qatar	Bank of America, N.A.	540	1.00	(1)	6/20/19	(9,531)	9,889	358
Qatar	Bank of America, N.A.	540	1.00	(1)	6/20/19	(9,531)	9,316	(215)
Qatar	Barclays Bank PLC	9,791	1.00	(1)	12/20/18	(179,301)	100,667	(78,634)
Qatar	Barclays Bank PLC	1,200	1.00	(1)	3/20/19	(21,581)	12,532	(9,049)
Qatar	Barclays Bank PLC	2,130	1.00	(1)	9/20/22	(12,558)	17,150	4,592
Qatar	Barclays Bank PLC	3,600	1.00	(1)	9/20/23	(2,473)	13,723	11,250
Qatar	Barclays Bank PLC	7,680	1.00	(1)	9/20/23	(5,275)	5,224	(51)
Qatar	BNP Paribas	539	1.00	(1)	6/20/19	(9,513)	6,976	(2,537)
Qatar	Citibank, N.A.	2,020	1.00	(1)	6/20/19	(35,653)	34,220	(1,433)
Qatar	Deutsche Bank AG	539	1.00	(1)	6/20/19	(9,513)	6,575	(2,938)
Qatar	Deutsche Bank AG	1,740	1.00	(1)	6/20/19	(30,711)	21,226	(9,485)
Qatar	Goldman Sachs International	1,660	1.00	(1)	3/20/19	(29,853)	20,071	(9,782)
Qatar	Goldman Sachs International	3,330	1.00	(1)	3/20/19	(59,886)	33,892	(25,994)
Qatar	Goldman Sachs International	2,100	1.00	(1)	12/20/23	1,334	(5,839)	(4,505)
Qatar	Goldman Sachs International	1,730	1.00	(1)	9/20/24	7,839	1,316	9,155
Qatar	JPMorgan Chase Bank, N.A.	580	1.00	(1)	3/20/19	(10,431)	6,619	(3,812)
Qatar	JPMorgan Chase Bank, N.A.	510	1.00	(1)	6/20/19	(9,001)	9,352	351
Qatar	JPMorgan Chase Bank, N.A.	1,032	1.00	(1)	6/20/19	(18,215)	14,078	(4,137)
Qatar	JPMorgan Chase Bank, N.A.	1,520	1.00	(1)	6/20/19	(26,828)	18,000	(8,828)
Qatar	Nomura International PLC	620	1.00	(1)	3/20/19	(11,150)	6,469	(4,681)
Qatar	Nomura International PLC	1,540	1.00	(1)	3/20/19	(27,695)	16,576	(11,119)
Qatar	Nomura International PLC	5,380	1.00	(1)	9/20/24	24,377	16,389	40,766
Qatar	UBS AG	5,500	1.00	(1)	12/20/23	3,493	(15,497)	(12,004)
Russia	Barclays Bank PLC	4,800	1.00	(1)	9/20/22	542,842	(460,708)	82,134
Russia	Citibank, N.A.	25,456	1.00	(1)	9/20/22	2,878,873	(1,470,936)	1,407,937
Russia	JPMorgan Chase Bank, N.A.	7,400	1.00	(1)	9/20/22	836,882	(428,742)	408,140
South Africa	Bank of America, N.A.	26,320	1.00	(1)	9/20/22	2,706,646	(1,422,253)	1,284,393
South Africa	Bank of America, N.A.	14,640	1.00	(1)	9/20/22	1,505,521	(714,324)	791,197
South Africa	Bank of America, N.A.	7,500	1.00	(1)	9/20/22	771,271	(509,915)	261,356
South Africa	Bank of America, N.A.	5,000	1.00	(1)	9/20/22	514,181	(257,968)	256,213
South Africa	Barclays Bank PLC	3,100	1.00	(1)	9/20/22	318,792	(180,964)	137,828
South Africa	BNP Paribas	3,100	1.00	(1)	9/20/22	318,792	(185,932)	132,860
South Africa	Credit Suisse International	3,700	1.00	(1)	9/20/22	380,494	(261,210)	119,284
South Africa	Deutsche Bank AG	5,700	1.00	(1)	9/20/22	586,166	(385,147)	201,019
South Africa	Deutsche Bank AG	4,860	1.00	(1)	9/20/22	499,784	(329,802)	169,982
South Africa	Goldman Sachs International	15,000	1.00	(1)	9/20/22	1,542,542	(1,018,473)	524,069
South Africa	Goldman Sachs International	3,070	1.00	(1)	9/20/22	315,707	(201,899)	113,808

40	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Goldman Sachs International	$2,647	1.00	%(1)	12/20/22	$284,352	$(183,459)	$100,893
South Africa	HSBC Bank USA, N.A.	7,120	1.00	(1)	12/20/22	764,860	(449,705)	315,155
South Africa	HSBC Bank USA, N.A.	2,500	1.00	(1)	12/20/22	268,560	(166,394)	102,166
South Africa	Nomura International PLC	1,000	1.00	(1)	9/20/22	102,836	(53,382)	49,454
South Africa	Nomura International PLC	7,571	1.00	(1)	12/20/22	813,308	(516,420)	296,888
Spain	Bank of America, N.A.	2,400	1.00	(1)	9/20/20	(27,749)	(130,649)	(158,398)
Spain	Barclays Bank PLC	2,421	1.00	(1)	9/20/20	(27,991)	(115,466)	(143,457)
Spain	Barclays Bank PLC	1,100	1.00	(1)	12/20/20	(12,046)	(57,518)	(69,564)
Spain	Barclays Bank PLC	3,900	1.00	(1)	12/20/20	(42,708)	(207,765)	(250,473)
Spain	Barclays Bank PLC	3,200	1.00	(1)	12/20/20	(35,043)	(244,502)	(279,545)
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	(40,949)	(278,441)	(319,390)
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	(40,949)	(313,641)	(354,590)
Spain	Barclays Bank PLC	5,000	1.00	(1)	3/20/22	(20,910)	(634,301)	(655,211)
Spain	Credit Suisse International	2,200	1.00	(1)	3/20/21	(21,067)	(183,823)	(204,890)
Spain	Credit Suisse International	5,000	1.00	(1)	6/20/21	(40,949)	(304,018)	(344,967)
Spain	Deutsche Bank AG	3,500	1.00	(1)	12/20/20	(38,328)	(213,837)	(252,165)
Spain	Deutsche Bank AG	10,730	1.00	(1)	6/20/22	(30,762)	(1,973,800)	(2,004,562)
Thailand	Bank of America, N.A.	1,000	1.00	(1)	3/20/16	(4,278)	(356)	(4,634)
Thailand	Barclays Bank PLC	1,400	1.00	(1)	3/20/16	(5,989)	(741)	(6,730)
Thailand	Barclays Bank PLC	3,000	1.00	(1)	3/20/16	(12,834)	(214)	(13,048)
Thailand	Citibank, N.A.	7,900	1.00	(1)	12/20/16	(79,094)	(71,088)	(150,182)
Thailand	Citibank, N.A.	6,900	1.00	(1)	3/20/18	(76,037)	1,568	(74,469)
Thailand	Goldman Sachs International	4,100	1.00	(1)	3/20/16	(17,539)	(2,622)	(20,161)
Tunisia	JPMorgan Chase Bank, N.A.	4,520	1.00	(1)	9/20/17	111,387	(157,038)	(45,651)

Total						$24,482,972	$(24,635,492)	$(152,520)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2015, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $291,226,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

41	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/Termination Date(1)	Net Unrealized Depreciation
JPMorgan Chase Bank, N.A.	10.76% on TRY 33,123,000 plus USD 15,550,704	3-month USD-LIBOR-BBA on USD 15,550,704 plus TRY 33,123,000	4/8/14/ 4/8/16	$(3,505,718)

				$(3,505,718)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

Currency Abbreviations:

AOA	–	Angolan Kwanza
AUD	–	Australian Dollar
BDT	–	Bangladeshi Taka
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
HKD	–	Hong Kong Dollar
HUF	–	Hungarian Forint
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee

MXN	–	Mexican Peso
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian New Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
TWD	–	New Taiwan Dollar
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso
ZAR	–	South African Rand
ZMW	–	Zambian Kwacha

42	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $1,747,538,865)	$1,673,978,206
Affiliated investment, at value (identified cost, $167,895,836)	167,895,836
Cash	14,012,898
Restricted cash*	40,354,369
Foreign currency, at value (identified cost, $1,999,961)	1,989,111
Interest receivable	37,779,484
Interest receivable from affiliated investment	16,306
Due from broker for open reverse repurchase agreements	16,178,109
Receivable for investments sold	32,835,789
Receivable for premiums on written swaptions and swap contracts	3,052,553
Receivable for open forward commodity contracts	537,875
Receivable for open forward foreign currency exchange contracts	35,490,097
Receivable for open swap contracts	26,419,875
Receivable for closed swap contracts	157,599
Premium paid on open non-centrally cleared swap contracts	25,576,585
Tax reclaims receivable	22,551
Total assets	$2,076,297,243

Liabilities
Cash collateral due to brokers	$17,395,684
Payable for reverse repurchase agreements	28,842,083
Written options and swaptions outstanding, at value (premiums received, $34,615,954)	30,424,258
Due to broker for closed reverse repurchase agreements	17,383,960
Payable for investments purchased	9,706,505
Payable for securities sold short, at value (proceeds, $5,083,801)	5,084,682
Payable for variation margin on open futures contracts	1,621,939
Payable for variation margin on open centrally cleared swap contracts	180,229
Payable for open forward foreign currency exchange contracts	36,462,492
Payable for open swap contracts	37,560,599
Premium received on open non-centrally cleared swap contracts	9,427,220
Payable for open non-deliverable bond forward contracts	683,599
Payable to affiliates:
Investment adviser fee	1,510,620
Trustees’ fees	5,667
Interest payable on securities sold short	52,885
Accrued foreign capital gains taxes	408,447
Accrued expenses and other liabilities	537,979
Total liabilities	$197,288,848
Net Assets applicable to investors’ interest in Portfolio	$1,879,008,395

Sources of Net Assets
Investors’ capital	$1,956,178,904
Net unrealized depreciation	(77,170,509)
Total	$1,879,008,395

*	Represents restricted cash on deposit at the custodian and the brokers for open derivative contracts.

43	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest (net of foreign taxes, $1,374,514)	$115,181,425
Dividends (net of foreign taxes, $18,041)	835,878
Interest allocated from affiliated investment	267,051
Expenses allocated from affiliated investment	(20,442)
Total investment income	$116,263,912

Expenses
Investment adviser fee	$16,613,509
Trustees’ fees and expenses	67,887
Custodian fee	1,962,458
Legal and accounting services	208,189
Interest expense and fees	223,134
Interest expense on securities sold short	363,775
Miscellaneous	390,047
Total expenses	$19,828,999
Deduct —
Reduction of custodian fee	$1,743
Total expense reductions	$1,743

Net expenses	$19,827,256

Net investment income	$96,436,656

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $646,695)	$(50,511,768)
Investment transactions allocated from affiliated investment	219
Written options	5,365,375
Securities sold short	(93,113)
Futures contracts	(28,468,163)
Swap contracts	15,272,544
Forward commodity contracts	1,207,976
Foreign currency and forward foreign currency exchange contract transactions	133,128,443
Non-deliverable bond forward contracts	(4,431,518)
Net realized gain	$71,469,995
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $408,447)	$(76,818,185)
Written options and swaptions	7,352,755
Securities sold short	795,031
Futures contracts	1,958,064
Swap contracts	(17,053,736)
Forward commodity contracts	(850,400)
Foreign currency and forward foreign currency exchange contracts	(31,258,453)
Non-deliverable bond forward contracts	(683,599)
Net change in unrealized appreciation (depreciation)	$(116,558,523)

Net realized and unrealized loss	$(45,088,528)

Net increase in net assets from operations	$51,348,128

44	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$96,436,656	$73,908,978
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	71,469,995	(32,763,293)
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(116,558,523)	68,563,838
Net increase in net assets from operations	$51,348,128	$109,709,523
Capital transactions —
Contributions	$502,588,326	$329,314,761
Withdrawals	(185,082,029)	(660,500,102)
Net increase (decrease) in net assets from capital transactions	$317,506,297	$(331,185,341)

Net increase (decrease) in net assets	$368,854,425	$(221,475,818)

Net Assets
At beginning of year	$1,510,153,970	$1,731,629,788
At end of year	$1,879,008,395	$1,510,153,970

45	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	1.14%	1.28%	1.53%	1.62%	1.42%
Net investment income	5.53%	4.58%	3.41%	4.28%	2.10%
Portfolio Turnover	75%	116%	65%	91%	50%

Total Return	3.36%	6.99%	(1.50)%	5.20%	0.45%

Net assets, end of year (000’s omitted)	$1,879,008	$1,510,154	$1,731,630	$1,187,465	$1,065,743

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.14%, 0.42%, 0.47% and 0.25% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

46	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 78.8%, 17.2%, 2.3%, 0.6% and 0.5%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2015 were $18,708,556 or 1.0% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved

47

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

48

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

G  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Consolidated Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing

49

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

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Notes to Consolidated Financial Statements — continued

S  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

T  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

U  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

V  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $16,613,509 or 0.95% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

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3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,455,937,304	$1,068,001,154
U.S. Government and Agency Securities	—	1,585,893

	$1,455,937,304	$1,069,587,047

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,964,179,177

Gross unrealized appreciation	$36,509,280
Gross unrealized depreciation	(141,605,340)

Net unrealized depreciation	$(105,096,060)

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency transactions, securities sold short and accrued foreign capital gains taxes at October 31, 2015 on a federal income tax basis was $(9,367,405).

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward commodity contracts, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Consolidated Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Written options and swaptions activity for the year ended October 31, 2015 was as follows:

	Number of Contracts	Principal Amount of Contracts (000’s omitted)						Notional Amount — Swaptions (000’s omitted)	Premiums Received
Currency		AUD	CAD	CNH	EUR	GBP	JPY	USD	USD

Outstanding, beginning of year	690	—	—	1,199,480	93,714	34,275	9,945,495	—	15,864,773
Options written	431	158,186	56,549	672,501	259,272	43,726	9,645,810	60,759	49,821,020
Options exercised	—	(158,186)	(56,549)	(486,320)	(198,588)	—	(13,600,905)	—	(25,704,465)
Options expired	(690)	—	—	(713,160)	—	(34,275)	—	—	(5,365,374)

Outstanding, end of year	431	—	—	672,501	154,398	43,726	5,990,400	60,759	34,615,954

AUD	–	Australian Dollar
CAD	–	Canadian Dollar

CNH	–	Yuan Renminbi Offshore
EUR	–	Euro

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GBP	–	British Pound Sterling
JPY	–	Japanese Yen

USD	–	United States Dollar

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures contracts, equity index options and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $107,294,920. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $11,283,770 at October 31, 2015.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options and swaptions as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$6,130,992	$31,970,017	$390,865	$38,491,874
Net unrealized depreciation*	7,603,881	—	4,897,851	—	10,130,561	22,632,293
Receivable for open forward commodity contracts	537,875	—	—	—	—	537,875
Receivable for open forward foreign currency exchange contracts	—	—	—	35,490,097	—	35,490,097
Receivable/Payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	26,995,688	—	—	17,737,524	44,733,212

Total Asset Derivatives	$8,141,756	$26,995,688	$11,028,843	$67,460,114	$28,258,950	$141,885,351

Derivatives not subject to master netting or similar agreements	$7,603,881	$—	$4,897,851	$—	$10,130,561	$22,632,293

Total Asset Derivatives subject to master netting or similar agreements	$537,875	$26,995,688	$6,130,992	$67,460,114	$18,128,389	$119,253,058

	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Written options and swaptions outstanding, at value	$—	$—	$(5,866,931)	$(24,183,847)	$(373,480)	$(30,424,258)
Net unrealized depreciation*	(343,288)	—	(3,674,138)	—	(13,568,365)	(17,585,791)
Payable for open forward foreign currency exchange contracts	—	—	—	(36,462,492)	—	(36,462,492)
Payable/Receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	(13,310,568)	—	—	(26,414,003)	(39,724,571)
Payable for open non-deliverable bond forward contracts	—	—	—	—	(683,599)	(683,559)

Total Liability Derivatives	$(343,288)	$(13,310,568)	$(9,541,069)	$(60,646,339)	$(41,039,447)	$(124,880,711)

Derivatives not subject to master netting or similar agreements	$(343,288)	$—	$(3,674,138)	$—	$(13,568,365)	$(17,585,791)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(13,310,568)	$(5,866,931)	$(60,646,339)	$(27,471,082)	$(107,294,920)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for assets and pledged by the Portfolio (and Subsidiary) for liabilities as of October 31, 2015.

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Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received (a)	Net Amount of Derivative Assets(b)

Australia and New Zealand Banking Group Limited	$532,226	$(515,857)	$—	$(16,369)	$—
Bank of America, N.A.	7,641,936	(1,510,432)	(6,131,504)	—	—
Barclays Bank PLC	6,476,122	(3,476,024)	—	(3,000,098)	—
BNP Paribas	11,081,660	(8,693,090)	(2,388,570)	—	—
Citibank, N.A.	8,697,449	(2,578,452)	(97,680)	(5,729,069)	292,248
Credit Suisse International	1,143,983	(144,643)	(999,340)	—	—
Deutsche Bank AG	17,557,829	(15,233,143)	(1,842,831)	(481,855)	—
Goldman Sachs International	37,396,762	(37,396,762)	—	—	—
HSBC Bank USA, N.A.	1,152,102	(1,152,102)	—	—	—
ICBC Standard Bank plc	15,779	(15,779)	—	—	—
JPMorgan Chase Bank, N.A.	4,995,054	(4,995,054)	—	—	—
Merrill Lynch International	147,947	—	—	—	147,947
Morgan Stanley & Co. International PLC	1,842,968	(1,842,968)	—	—	—
Nomura International PLC	1,124,744	(38,845)	(1,085,899)	—	—
Standard Chartered Bank	19,443,004	(15,234,592)	—	(4,208,412)	—
UBS AG	3,493	—	—	—	3,493

	$119,253,058	$(92,827,743)	$(12,545,824)	$(13,435,803)	$443,688

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(515,857)	$515,857	$—	$—	$—
Bank of America, N.A.	(1,510,432)	1,510,432	—	—	—
Barclays Bank PLC	(3,476,024)	3,476,024	—	—	—
BNP Paribas	(8,693,090)	8,693,090	—	—	—
Citibank, N.A.	(2,578,452)	2,578,452	—	—	—
Credit Suisse International	(144,643)	144,643	—	—	—
Deutsche Bank AG	(15,233,143)	15,233,143	—	—	—
Goldman Sachs International	(42,530,055)	37,396,762	—	2,767,000	(2,366,293)
HSBC Bank USA, N.A.	(1,534,967)	1,152,102	382,865	—	—
ICBC Standard Bank plc	(4,861,334)	15,779	4,724,750	—	(120,805)
JPMorgan Chase Bank, N.A.	(6,307,508)	4,995,054	929,631	—	(382,823)
Morgan Stanley & Co. International PLC	(2,691,304)	1,842,968	504,942	—	(343,394)
Nomura International PLC	(38,845)	38,845	—	—	—
Standard Chartered Bank	(15,234,592)	15,234,592	—	—	—
State Street Bank and Trust Company	(1,944,674)	—	1,944,674	—	—

	$(107,294,920)	$92,827,743	$8,486,862	$2,767,000	$(3,213,315)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

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(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to repurchase and reverse repurchase agreements at October 31, 2015 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2015 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(3,033,350)	$(2,462,704)	$—
Futures contracts	4,780,473	—	(3,500,596)	—	(29,748,040)
Written options	—	—	1,833,793	3,531,582	—
Swap contracts	—	(3,376,770)	810,892	17,513	17,820,909
Forward commodity contracts	1,207,976	—	—	—	—
Foreign currency and forward foreign currency exchange contract transactions	—	—	—	136,592,726	—

Non-deliverable bond forward contracts	—	—	—	—	(4,431,518)

Total	$5,988,449	$(3,376,770)	$(3,889,261)	$137,679,117	$(16,358,649)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(2,172,754)	$(5,380,329)	$(352,925)
Futures contracts	6,241,473	—	(1,722,379)	—	(2,561,030)
Written options and swaptions	—	—	(402,781)	7,345,199	410,337
Swap contracts	—	3,821,012	(187,099)	(165,861)	(20,521,788)
Forward commodity contracts	(850,400)	—	—	—	—
Foreign currency and forward foreign currency exchange contracts	—	—	—	(31,934,167)	—

Non-deliverable bond forward contracts	—	—	—	—	(683,599)

Total	$5,391,073	$3,821,012	$(4,485,013)	$(30,135,158)	$(23,709,005)

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$116,793,000	$1,366,201,000	$13,909,000	$2,967,837,000	$223,854,000	$14,303,000	$4,323,317,000

The average principal amount of purchased currency options contracts and average number of purchased index options contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were approximately $806,081,000 and 1,801 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to

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borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2015 were as follows:

Counterparty	Trade Date	Maturity Date(1)	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest

Barclays Bank PLC	6/17/15	On Demand	(0.25)%	$1,483,650	$1,483,650
Barclays Bank PLC	10/29/15	On Demand	(0.75)	4,147,424	4,147,424
Barclays Bank PLC	10/29/15	On Demand	(1.00)	3,793,140	3,793,140
JPMorgan Chase Bank, N.A.	10/2/15	On Demand	(0.35)	1,267,743	1,267,743
JPMorgan Chase Bank, N.A.	10/8/15	On Demand	(0.35)	1,485,990	1,485,990
JPMorgan Chase Bank, N.A.	10/22/15	On Demand	(0.50)	4,279,167	4,279,167
JPMorgan Chase Bank, N.A.	10/29/15	On Demand	(0.25)	12,384,969	12,384,969

Total					$28,842,083

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the year ended October 31, 2015, the average borrowings under settled reverse repurchase agreements and the average interest rate received were approximately $45,539,000 and 1.29%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2015. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2015.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)

Bank of America, N.A.	$5,346,500	$—	$(5,136,790)	$209,710

	$5,346,500	$—	$(5,136,790)	$209,710

Counterparty	Reverse Repurchase Agreements	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

Barclay Bank PLC	$(9,424,214)	$—	$9,424,214	$—
JPMorgan Chase Bank, N.A.	(19,417,869)	—	19,417,869	—

	$(28,842,083)	$—	$28,842,083	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Foreign Government Bonds	$—	$1,349,419,516		$—	$1,349,419,516
Foreign Corporate Bonds	—	53,389,431		—	53,389,431
Sovereign Loans (Less Unfunded Loan Commitments)	—	—		8,537,712	8,537,712
Collateralized Mortgage Obligations	—	14,732,343		—	14,732,343
Common Stocks	19,110,997	17,317,936	**	—	36,428,933
Investment Funds	—	8,199,695		—	8,199,695
Currency Options Purchased	—	31,970,017		—	31,970,017
Call Options Purchased	—	6,130,992		—	6,130,992
Interest Rate Swaptions Purchased	—	390,865		—	390,865
Short-Term Investments —
Foreign Government Securities	—	78,952,331		—	78,952,331
U.S. Treasury Obligations	—	80,479,871		—	80,479,871
Repurchase Agreements	—	5,346,500		—	5,346,500
Other	—	167,895,836		—	167,895,836

Total Investments	$19,110,997	$1,814,225,333		$8,537,712	$1,841,874,042

Forward Commodity Contracts	$—	$537,875		$—	$537,875
Forward Foreign Currency Exchange Contracts	—	35,490,097		—	35,490,097
Futures Contracts	7,603,881	4,897,851		—	12,501,732
Swap Contracts	—	54,863,773		—	54,863,773

Total	$26,714,878	$1,910,014,929		$8,537,712	$1,945,267,519

58

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3*	Total

Currency Options Written	$—	$(24,183,847)	$—	$(24,183,847)
Call Options Written	—	(5,866,931)	—	(5,866,931)
Interest Rate Swaptions Written	—	(373,480)	—	(373,480)
Securities Sold Short	—	(5,084,682)	—	(5,084,682)
Forward Foreign Currency Exchange Contracts	—	(36,462,492)	—	(36,462,492)
Non-deliverable Bond Forward Contracts	—	(683,599)	—	(683,599)
Futures Contracts	(11,369,148)	(696,376)	—	(12,065,524)
Swap Contracts	—	(45,244,838)	—	(45,244,838)

Total	$(11,369,148)	$(118,596,245)	$—	$(129,965,393)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

59

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Absolute Return Advantage Portfolio and subsidiary as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

60

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees
Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

61

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm)
(1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.
Eric A. Stein 1980	President of the Portfolio	2012	Vice President of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.
James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and

62

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2015

Management and Organization — continued

Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

63

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

64

Investment Adviser of Global Macro Absolute Return Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836 10.31.15

Eaton Vance

Global Macro Capital Opportunities Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Global Macro Capital Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 37

Federal Tax Information	16

Management and Organization	38

Important Notices	41

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock market indices delivered mixed returns for the 12-month period ended October 31, 2015, after a late-period rally helped some markets overcome earlier losses.

In the U.S., harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted economic growth in early 2015. However, after opening the period in a choppy pattern, global stocks began an upward move in January that more or less continued into the spring months. European stocks, in particular, gained momentum after the European Central Bank stepped up its economic stimulus measures.

Many global equity markets drew confidence from the U.S. Federal Reserve’s (the Fed) reassurance in mid-June 2015 that eventual U.S. interest-rate hikes would be gradual and would proceed slowly. Subsequently, however, the mounting Greek debt crisis and signs of economic weakness in China sent stock markets worldwide lower. In August 2015, many global equity markets dropped on growing concerns about China’s economic slowdown and the timing of the Fed’s first rate hike. Many global markets fell further in September 2015 after the Fed decided to leave U.S. interest rates unchanged, but a broad late-period rally sparked by new stimulus measures in China and Europe helped many markets recoup most of their previous losses.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, rose 1.77%. Restrained by the strong U.S. dollar, the MSCI EAFE Index of developed-market international equities declined 0.07%. The MSCI Emerging Markets Index lost 14.53%, reflecting slowing economic growth and the impact of the strong U.S. dollar. In the U.S., the blue-chip Dow Jones Industrial Average rose 4.06%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 5.20%.

Fund Performance

For the 12-month period ended October 31, 2015, Eaton Vance Global Macro Capital Opportunities Fund (the Fund) had a total return of -14.22% for Class A shares at net asset value (NAV), outperforming the -14.53% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index (the Index), and the -17.78% return of the Fund’s secondary benchmark, the MSCI Frontier Markets Index.

The Fund seeks to invest in emerging and frontier equity markets where management believes macroeconomic fundamentals and economic policy are likely to improve. The Fund’s strategy and investment process is supported by empirical evidence demonstrating that equity markets in countries that have experienced increasing economic freedom outperform those with decreasing economic freedom, both over time and during down markets. Investment decisions are focused on broad-based, country-level and sector equity exposures, rather than on individual stocks.

Fund positioning in China, Brazil and Argentina contributed to the Fund’s performance versus the Index for the 12-month period. China was the Fund’s largest country position during the period due to management’s view that economic freedom is materially increasing as the Chinese government gradually adopts more free-market policies. However, the Fund was underweight China versus the Index due to concerns about potential fallout from a rapid rise in corporate and local government borrowing. That underweight position helped Fund performance relative to the Index, as Chinese equities suffered during the period from concerns about slowing growth in the country’s gross domestic product (GDP).

The Fund’s underweight position in Brazil, where the market was hurt by concerns about government spending, further aided Fund performance relative to the Index. By period-end, however, the Fund was overweight in Brazil due to management’s belief that the country’s new government would likely address fiscal imbalances. Similarly, the Fund’s holdings in Argentina contributed to relative Fund performance on the prospect that a November 2015 election might result in new leadership, improved fiscal policies and increases in economic freedom.

In contrast, the Fund’s holdings in South Korea, Kazakhstan and Myanmar (an out-of-index country) detracted from Fund performance versus the Index. (The Fund’s holdings in Myanmar are incorporated in other countries.) Fund positions in South Korea, where management believed economic freedom was gradually improving, were hurt by slowing growth in China, one of its principal export markets. While management viewed economic freedom as rapidly increasing in Kazakhstan, the country’s equity market was negatively impacted by falling prices for two of its key exports, oil and base metals. In Myanmar, management believed the country’s first free elections in over 20 years, slated for November 2015, offered the potential for dramatic increases in economic freedom. However, concerns that the election might not go smoothly weighed on Myanmar’s equity market during the period.

The Fund’s outperformance versus its secondary benchmark, the MSCI Frontier Markets Index, was driven largely by the Fund’s avoidance of that benchmark’s two largest constituents, Kuwait and Nigeria. Both markets were hurt by the falling price of oil, their principal product and chief export. In contrast, Fund positions in Kazakhstan and Myanmar (both noted earlier above) detracted from Fund performance versus the MSCI Frontier Markets Index. As of period-end on October 31, 2015, the Fund’s portfolio consisted of 53.2% emerging-market exposure, 41.4% frontier-market exposure and 5.4% out-of-index exposure.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Performance2,3

Portfolio Managers Marshall L. Stocker, CFA, John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/03/2014	11/01/2013	–14.22%	—	–6.87%
Class A with 5.75% Maximum Sales Charge	—	—	–19.15	—	–9.58
Class I at NAV	11/03/2014	11/01/2013	–14.00	—	–6.75
MSCI Emerging Markets Index	—	—	–14.53%	–2.79%	–6.98%
MSCI Frontier Markets Index	—	—	–17.78	2.09	–0.12

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.77%	1.52%
Net				1.66	1.41

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	11/01/2013	$217,413	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Fund Profile5

Sector Allocation (% of net assets)6

Country Allocation (% of net assets)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Capital Opportunities Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/29/16. Without the reimbursement, if applicable, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

[7]	Based on country of incorporation.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$861.30	$7.74	**	1.65%
Class I	$1,000.00	$862.50	$6.57	**	1.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.90	$8.39	**	1.65%
Class I	$1,000.00	$1,018.10	$7.12	**	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Global Macro Capital Opportunities Portfolio, at value (identified cost, $126,404,263)	$113,781,100
Receivable for Fund shares sold	310,284
Receivable from affiliate	40,582
Total assets	$114,131,966

Liabilities
Payable for Fund shares redeemed	$175,096
Payable to affiliates:
Distribution and service fees	3,911
Trustees’ fees	42
Accrued expenses	49,015
Total liabilities	$228,064
Net Assets	$113,903,902

Sources of Net Assets
Paid-in capital	$127,456,093
Accumulated net realized loss from Portfolio	(3,328,198)
Accumulated undistributed net investment income	2,399,170
Net unrealized depreciation from Portfolio	(12,623,163)
Total	$113,903,902

Class A Shares
Net Assets	$18,836,189
Shares Outstanding	2,198,132
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.57
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.09

Class I Shares
Net Assets	$95,067,713
Shares Outstanding	11,069,053
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.59

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Statement of Operations

Investment Income	Period Ended October 31, 2015(1)
Dividends allocated from Portfolio (net of foreign taxes, $247,947)	$3,017,632
Interest allocated from Portfolio (net of foreign taxes, $339)	14,832
Expenses allocated from Portfolio	(1,323,077)
Total investment income from Portfolio	$1,709,387

Expenses
Distribution and service fees
Class A	$41,363
Trustees’ fees and expenses	542
Custodian fee	15,605
Transfer and dividend disbursing agent fees	76,333
Legal and accounting services	36,167
Printing and postage	16,867
Registration fees	103,000
Miscellaneous	7,253
Total expenses	$297,130
Deduct —
Allocation of expenses to affiliate	$160,439
Total expense reductions	$160,439

Net expenses	$136,691

Net investment income	$1,572,696

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $71,394)	$(2,020,443)
Financial futures contracts	(1,332,384)
Swap contracts	(98,251)
Foreign currency and forward foreign currency exchange contract transactions	1,008,890
Net realized loss	$(2,442,188)
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $1,569)	$(12,817,013)
Financial futures contracts	287,246
Foreign currency and forward foreign currency exchange contracts	(93,396)
Net change in unrealized appreciation (depreciation)	$(12,623,163)

Net realized and unrealized loss	$(15,065,351)

Net decrease in net assets from operations	$(13,492,655)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2015(1)
From operations —
Net investment income	$1,572,696
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(2,442,188)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, foreign currency and forward foreign currency exchange contracts	(12,623,163)
Net decrease in net assets from operations	$(13,492,655)
Distributions to shareholders —
From net investment income
Class A	$(13,362)
Class I	(73,910)
Total distributions to shareholders	$(87,272)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$23,243,329
Class I	122,623,805
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,268
Class I	73,884
Cost of shares redeemed
Class A	(2,122,755)
Class I	(16,347,702)
Net increase in net assets from Fund share transactions	$127,483,829

Net increase in net assets	$113,903,902

Net Assets
At beginning of period	$—
At end of period	$113,903,902

Accumulated undistributed net investment income included in net assets
At end of period	$2,399,170

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Financial Highlights

	Class A
	Period Ended October 31, 2015(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.120
Net realized and unrealized loss	(1.541)

Total loss from operations	$(1.421)

Less Distributions
From net investment income	$(0.009)

Total distributions	$(0.009)

Net asset value — End of period	$8.570

Total Return(3)	(14.22	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,836
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.65	%(8)
Net investment income	1.31	%(8)
Portfolio Turnover of the Portfolio	27	%(9)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser reimbursed certain operating expenses (equal to 0.16% of average daily net assets for the period ended October 31, 2015).

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2015.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Period Ended October 31, 2015(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.147
Net realized and unrealized loss	(1.546)

Total loss from operations	$(1.399)

Less Distributions
From net investment income	$(0.011)

Total distributions	$(0.011)

Net asset value — End of period	$8.590

Total Return(3)	(14.00	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,068
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.40	%(8)
Net investment income	1.61	%(8)
Portfolio Turnover of the Portfolio	27	%(9)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser reimbursed certain operating expenses (equal to 0.16% of average daily net assets for the period ended October 31, 2015).

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2015.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Capital Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on November 3, 2014. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Capital Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

12

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended October 31, 2015 was as follows:

Period Ended October 31, 2015(1)

Distributions declared from:
Ordinary income	$87,272

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

During the period ended October 31, 2015, accumulated net realized loss was increased by $886,010, accumulated undistributed net investment income was increased by $913,746 and paid-in capital was decreased by $27,736 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes, investments in passive foreign investment companies (PFICs), swap contracts, non-deductible expenses and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,260,676
Deferred capital losses	$(2,886,054)
Net unrealized depreciation	$(12,926,813)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, futures contracts and investments in PFICs.

At October 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $2,886,054 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2015, $1,381,187 are short-term and $1,504,867 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the period ended October 31, 2015, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.65% and 1.40% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 29, 2016. Pursuant to this agreement, EVM was allocated $160,439 of the Fund’s operating expenses for the period ended October 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the period ended October 31, 2015, EVM earned $190 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the

13

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Notes to Financial Statements — continued

Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $142 as its portion of the sales charge on sales of Class A shares for the period ended October 31, 2015. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended October 31, 2015 amounted to $41,363 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the period ended October 31, 2015, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the period ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $133,663,505 and $6,526,441, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Period Ended October 31, 2015(1)

Sales	2,433,298
Issued to shareholders electing to receive payments of distributions in Fund shares	1,401
Redemptions	(236,567)

Net increase	2,198,132

Class I	Period Ended October 31, 2015(1)

Sales	12,907,005
Issued to shareholders electing to receive payments of distributions in Fund shares	7,802
Redemptions	(1,845,754)

Net increase	11,069,053

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

14

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Capital Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Capital Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, November 3, 2014, to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Capital Opportunities Fund as of October 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, November 3, 2014, to October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

15

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal period ended October 31, 2015, the Fund designates approximately $1,535,050, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal period ended October 31, 2015, the Fund paid foreign taxes of $319,680 and recognized foreign source income of $3,265,918.

16

Global Macro Capital Opportunities Portfolio

October 31, 2015

Portfolio of Investments

Common Stocks — 91.6%

Security	Shares	Value

Argentina — 5.2%
Banco Macro SA, Class B ADR(1)	17,600	$1,086,448
BBVA Banco Frances SA ADR(1)	26,200	609,150
Cresud SA ADR(1)	23,100	295,218
Empresa Distribuidora Y Comercializadora Norte SA ADR(1)	18,800	347,048
Grupo Financiero Galicia SA, Class B ADR	41,100	1,099,425
IRSA Inversiones y Representaciones SA ADR(1)	16,700	300,433
Pampa Energia SA ADR(1)	24,700	598,234
Petrobras Argentina SA ADR	45,000	282,600
Telecom Argentina SA ADR	32,800	639,928
Transportadora de Gas del Sur SA ADR	56,500	350,300
YPF SA ADR	12,900	275,544

		$5,884,328

Botswana — 1.1%
Barclays Bank of Botswana, Ltd.	343,800	$142,918
Botswana Insurance Holdings, Ltd.	259,400	365,602
Engen Botswana, Ltd.	177,211	142,664
First National Bank of Botswana, Ltd.	710,000	253,869
Letshego Holdings, Ltd.	1,188,500	336,017

		$1,241,070

Brazil — 6.9%
AMBEV SA	169,200	$837,543
Banco Bradesco SA	34,300	208,474
Banco Bradesco SA, PFC Shares	92,500	503,689
Banco do Brasil SA	41,200	170,609
Banco Santander Brasil SA	12,700	45,544
BB Seguridade Participacoes SA	31,400	216,577
BM&F Bovespa SA	85,800	253,626
BR Malls Participacoes SA	25,300	73,475
BRF SA	25,725	400,895
CCR SA	47,900	150,536
CETIP SA - Mercados Organizados	12,105	107,034
Cia Brasileira de Distribuicao Grupo Pao de Acucar, PFC Shares	7,500	98,676
Cia de Saneamento Basico do Estado de Sao Paulo	17,200	74,659
Cia Energetica de Minas Gerais SA, PFC Shares	39,700	73,706
Cia Energetica de Sao Paulo, Class B, PFC Shares	11,400	47,887
Cia Paranaense de Energia-Copel, PFC Shares	6,300	53,091
Cia Siderurgica Nacional SA	37,900	42,651
Cielo SA	35,320	335,291
Cosan SA Industria e Comercio	4,000	25,629
CPFL Energia SA	11,739	47,150
Embraer SA	32,100	235,389

Security	Shares	Value

Brazil (continued)
Estacio Participacoes SA	16,900	$67,748
Fibria Celulose SA	11,400	155,604
Gerdau SA, PFC Shares	41,000	57,728
Hypermarcas SA(1)	19,900	90,301
Itau Unibanco Holding SA, PFC Shares	108,790	746,696
Itausa-Investimentos Itau SA, PFC Shares	143,526	267,956
JBS SA	35,000	129,325
Klabin SA	23,800	135,337
Kroton Educacional SA	57,900	148,032
Localiza Rent a Car SA	8,400	56,631
Lojas Americanas SA, PFC Shares	26,000	112,655
Lojas Renner SA	29,500	141,513
M Dias Branco SA	2,200	39,875
Multiplan Empreendimentos Imobiliarios SA	5,000	54,544
Natura Cosmeticos SA	9,200	54,629
Petroleo Brasileiro SA(1)	20,000	48,645
Petroleo Brasileiro SA, PFC Shares	27,950	55,878
Porto Seguro SA	6,800	57,005
Qualicorp SA	12,500	52,508
Raia Drogasil SA	9,900	102,657
Suzano Papel e Celulose SA, PFC Shares	17,200	73,812
Telefonica Brasil SA, PFC Shares	14,500	150,206
Tim Participacoes SA	39,000	85,452
Totvs SA	6,700	59,364
Tractebel Energia SA	8,000	70,260
Ultrapar Participacoes SA	10,100	175,468
Vale SA	56,625	250,489
Vale SA, PFC Shares	79,250	288,309
Weg SA	28,000	104,549

		$7,835,307

China — 11.7%
58.com, Inc. ADR(1)	500	$26,245
AAC Technologies Holdings, Inc.	14,000	88,515
Agricultural Bank of China, Ltd., Class H	383,000	157,105
Air China, Ltd., Class H	56,000	54,012
Anhui Conch Cement Co., Ltd., Class H	24,000	73,231
ANTA Sports Products, Ltd.	26,000	72,731
Autohome, Inc. ADR(1)	700	25,298
Bank of China, Ltd., Class H	1,266,000	596,997
Bank of Communications, Ltd., Class H	150,000	110,447
Beijing Enterprises Holdings, Ltd.	11,500	72,301
Beijing Enterprises Water Group, Ltd.	98,000	77,367
Belle International Holdings, Ltd.	85,000	82,504
Bitauto Holdings, Ltd. ADR(1)	300	9,570
Brilliance China Automotive Holdings, Ltd.	56,000	77,364

17	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

China (continued)
BYD Co., Ltd., Class H(1)	14,500	$89,970
CGN Power Co., Ltd.(2)	155,000	64,188
China Cinda Asset Management Co., Ltd., Class H	147,000	57,153
China CITIC Bank Corp., Ltd., Class H(1)	146,000	94,602
China Communications Construction Co., Ltd., Class H	80,000	110,415
China Construction Bank Corp., Class H	1,360,000	985,668
China Everbright International, Ltd.	52,000	83,739
China Everbright, Ltd.	24,000	56,485
China Galaxy Securities Co., Ltd., Class H	47,500	41,114
China Gas Holdings, Ltd.	42,000	66,736
China Life Insurance Co., Ltd., Class H	120,000	432,730
China Longyuan Power Group Corp., Ltd., Class H	65,000	59,342
China Mengniu Dairy Co., Ltd.	48,000	92,976
China Merchants Bank Co., Ltd., Class H	76,000	198,430
China Merchants Holdings (International) Co., Ltd.	22,000	72,921
China Minsheng Banking Corp., Ltd., Class H	103,500	104,279
China Mobile, Ltd.	97,500	1,168,384
China National Building Material Co., Ltd., Class H	64,000	39,600
China Oilfield Services, Ltd., Class H	40,000	44,512
China Overseas Land & Investment, Ltd.	64,000	206,711
China Overseas Property Holdings, Ltd.(1)	21,333	3,633
China Pacific Insurance (Group) Co., Ltd., Class H	44,200	176,066
China Petroleum & Chemical Corp., Class H	406,000	292,663
China Pharmaceutical Group, Ltd.	84,000	77,992
China Railway Construction Corp., Ltd., Class H	46,500	69,508
China Railway Group, Ltd., Class H	86,000	81,011
China Resources Beer Holdings Co., Ltd.	24,000	45,254
China Resources Gas Group, Ltd.	20,000	54,861
China Resources Land, Ltd.	47,777	124,153
China Resources Power Holdings Co., Ltd.	36,000	81,438
China Shenhua Energy Co., Ltd., Class H	59,500	100,110
China State Construction International Holdings, Ltd.	42,000	63,731
China Taiping Insurance Holdings Co., Ltd.(1)	29,400	92,307
China Telecom Corp., Ltd., Class H	240,000	124,882
China Unicom (Hong Kong), Ltd.	102,000	124,046
China Vanke Co., Ltd., Class H	26,700	62,445
CITIC Securities Co., Ltd., Class H	28,000	60,407
CITIC, Ltd.	44,000	82,150
CNOOC, Ltd.	291,000	327,931
Cosco Pacific, Ltd.(3)	40,000	41,401
Country Garden Holdings Co., Ltd.	146,000	55,456
CRRC Corp., Ltd., Class H(1)	79,750	101,482
Ctrip.com International, Ltd. ADR(1)	1,800	167,346
Dongfeng Motor Group Co., Ltd., Class H	54,000	77,512
Evergrande Real Estate Group, Ltd.	129,000	97,823
Geely Automobile Holdings, Ltd.	115,000	61,032

Security	Shares	Value

China (continued)
Great Wall Motor Co., Ltd., Class H	57,000	$69,219
Guangdong Investment, Ltd.	56,000	78,756
Haier Electronics Group Co., Ltd.	29,000	55,972
Haitong Securities Co., Ltd., Class H	36,000	62,636
Hanergy Thin Film Power Group, Ltd.(1)(3)	302,000	0
Hengan International Group Co., Ltd.	3,500	37,659
Huaneng Power International, Inc., Class H	68,000	73,532
Industrial & Commercial Bank of China, Ltd., Class H	1,173,000	744,040
JD.com, Inc. ADR(1)	8,700	240,294
Jumei International Holding, Ltd. ADR(1)	1,600	16,000
Kunlun Energy Co., Ltd.	66,000	53,796
Lenovo Group, Ltd.	114,000	105,336
NetEase, Inc. ADR	700	101,171
New China Life Insurance Co., Ltd., Class H	16,000	70,248
New Oriental Education & Technology Group, Inc. ADR	1,600	44,016
People’s Insurance Co. Group of China, Ltd. (The), Class H	129,000	69,204
PetroChina Co., Ltd., Class H	346,000	270,438
PICC Property & Casualty Co., Ltd., Class H	60,000	136,298
Ping An Insurance (Group) Co. of China, Ltd., Class H	84,000	472,053
Qihoo 360 Technology Co., Ltd. ADR(1)	1,000	57,090
Semiconductor Manufacturing International Corp.(1)	689,000	63,829
Shanghai Electric Group Co., Ltd., Class H(3)	14,000	8,688
Shenzhou International Group Holdings, Ltd.	12,000	59,058
Shimao Property Holdings, Ltd.	30,500	53,182
Sihuan Pharmaceutical Holdings Group, Ltd.(3)	119,000	0
SINA Corp.(1)	800	38,112
Sino Biopharmaceutical, Ltd.	60,000	74,793
Sino-Ocean Land Holdings, Ltd.	76,000	43,880
Sinopharm Group Co., Ltd., Class H	22,400	92,025
SouFun Holdings, Ltd. ADR	2,800	19,796
Tencent Holdings, Ltd.	80,800	1,518,874
Tingyi (Cayman Islands) Holding Corp.	38,000	64,862
Vipshop Holdings, Ltd. ADR(1)	2,800	57,456
Want Want China Holdings, Ltd.	106,000	88,097
Youku Tudou, Inc. ADR(1)	1,600	38,944
YY, Inc. ADR(1)	400	22,776
Zhuzhou CSR Times Electric Co., Ltd., Class H	11,000	71,349

		$13,313,761

Georgia — 1.6%
Bank of Georgia Holdings PLC	39,800	$1,225,394
TBC Bank JSC GDR(4)	72,600	600,280

		$1,825,674

18	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Hong Kong — 0.2%
Alibaba Pictures Group, Ltd.(1)	230,000	$61,249
China Power International Development, Ltd.	70,000	43,990
ENN Energy Holdings, Ltd.	14,000	79,662
Fosun International, Ltd.	43,368	78,861

		$263,762

India — 9.6%
Adani Enterprises, Ltd.	5,100	$7,159
Adani Ports and Special Economic Zone, Ltd.	32,802	147,827
Adani Power, Ltd.(1)	9,483	4,534
Adani Transmissions, Ltd.(1)	5,100	2,817
Ambuja Cements, Ltd.	36,700	115,899
Apollo Hospitals Enterprise, Ltd.	4,400	88,235
Asian Paints, Ltd.	14,700	186,709
Aurobindo Pharma, Ltd.	13,400	170,525
Bajaj Auto, Ltd.	4,500	175,514
Bharat Heavy Electricals, Ltd.	31,400	94,898
Bharat Petroleum Corp., Ltd.	9,200	122,323
Bosch, Ltd.	400	124,989
Cairn India, Ltd.	25,000	58,461
Cipla, Ltd.	17,400	183,141
Coal India, Ltd.	35,800	174,716
Dabur India, Ltd.	27,700	114,122
Dr. Reddy’s Laboratories, Ltd.	5,700	371,039
GAIL (India), Ltd.	17,600	82,948
Godrej Consumer Products, Ltd.	6,300	121,472
HCL Technologies, Ltd.	24,700	328,490
Hero MotoCorp, Ltd.	2,800	110,602
Hindalco Industries, Ltd.	57,500	72,887
Hindustan Unilever, Ltd.	36,800	451,094
Housing Development Finance Corp., Ltd.	34,400	658,610
ICICI Bank, Ltd.	53,000	223,989
Idea Cellular, Ltd.	56,100	119,939
Infosys, Ltd.	66,800	1,156,037
ITC, Ltd.	81,000	413,565
Kotak Mahindra Bank, Ltd.	16,400	171,917
Larsen & Toubro, Ltd.	15,400	331,232
LIC Housing Finance, Ltd.	14,800	108,066
Mahindra & Mahindra, Ltd.	16,900	304,429
MM Forgings, Ltd.	21,000	169,261
Motherson Sumi Systems, Ltd.	17,250	64,898
Nestle India, Ltd.	1,200	113,550
Oil & Natural Gas Corp., Ltd.	38,000	143,477
Reliance Industries, Ltd.	47,000	679,838
Rural Electrification Corp., Ltd.	16,100	61,549
Shriram Transport Finance Co., Ltd.	7,700	111,245
Siemens, Ltd.	3,900	79,264

Security	Shares	Value

India (continued)
State Bank of India	72,100	$260,778
Sun Pharmaceutical Industries, Ltd.	39,920	541,829
Tata Consultancy Services, Ltd.	17,500	668,474
Tata Motors, Ltd.(1)	38,900	229,643
Tata Power Co., Ltd.	64,100	67,250
Tata Steel, Ltd.	16,600	62,362
Tech Mahindra, Ltd.	12,200	100,305
UltraTech Cement, Ltd.	2,000	88,921
United Spirits, Ltd.(1)	2,300	110,343
Vedanta, Ltd.	59,200	89,657
Wipro, Ltd.	31,000	269,897
Zee Entertainment Enterprises, Ltd.	27,600	172,055

		$10,882,781

Jordan — 0.2%
Arab Pesticides & Veterinary Drugs Manufacturing Co.(1)	43,085	$116,009
United Cable Industries Co.(1)	86,908	55,182

		$171,191

Kazakhstan — 2.7%
Halyk Savings Bank of Kazakhstan JSC GDR(4)	191,650	$1,177,852
KAZ Minerals PLC(1)	225,225	402,795
KazMunaiGas Exploration Production GDR(4)	159,909	1,120,075
Kcell JSC GDR(4)	91,042	395,607

		$3,096,329

Kenya — 1.4%
ARM Cement, Ltd.	96,800	$34,433
British-American Investments Co. Kenya, Ltd.	254,700	39,899
Centum Investment Co., Ltd.(1)	153,200	63,214
Co-operative Bank of Kenya, Ltd. (The)	672,533	112,001
East African Breweries, Ltd.	141,004	379,470
Equity Group Holdings, Ltd.	728,100	298,918
Kenya Airways, Ltd.(1)	383,378	19,910
Kenya Commercial Bank, Ltd.	788,700	306,521
Kenya Electricity Generating Co., Ltd.	637,525	54,606
Kenya Power & Lighting, Ltd.	313,400	45,295
Safaricom, Ltd.	1,648,917	230,610

		$1,584,877

Latvia — 0.6%
Grindeks	18,290	$100,564
Olainfarm JSC(1)	61,700	488,167
SAF Tehnika	28,900	100,310

		$689,041

19	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Mauritius — 2.2%
Alteo, Ltd.	52,987	$50,899
CIEL, Ltd.	430,500	81,530
CIM Financial Services, Ltd.	238,300	52,107
ENL Land, Ltd.(1)	72,211	95,481
Gamma Civic, Ltd.(1)	81,886	61,514
Harel Mallac & Co., Ltd.	31,500	83,287
Ireland Blyth, Ltd.	7,800	22,978
LUX Island Resorts, Ltd.	62,400	101,565
MCB Group, Ltd.	138,908	816,133
New Mauritius Hotels, Ltd.(1)	305,790	152,717
New Mauritius Hotels, Ltd., PFC Shares	101,930	29,078
Omnicane, Ltd.	15,009	27,961
Phoenix Beverages, Ltd.	10,200	113,649
Rogers & Co., Ltd.	187,150	153,640
SBM Holdings, Ltd.	19,639,106	432,433
Sun, Ltd., Class A(1)	65,600	65,851
Terra Mauricia, Ltd.	90,156	72,804
Vivo Energy Mauritius, Ltd.	23,359	71,597

		$2,485,224

Mexico — 3.5%
Alfa SAB de CV, Series A	71,400	$148,006
America Movil SAB de CV ADR, Series L	39,700	707,057
Arca Continental SAB de CV	10,800	68,987
Cemex SAB de CV ADR(1)	30,576	192,934
Coca-Cola Femsa SAB de CV ADR	1,100	84,348
El Puerto de Liverpool SAB de CV	5,200	72,444
Fibra Uno Administracion SA de CV	56,800	124,550
Fomento Economico Mexicano SAB de CV ADR	4,600	455,814
Gentera SAB de CV	29,400	54,002
Grupo Aeroportuario del Pacifico SAB de CV ADR, Class B	900	81,963
Grupo Aeroportuario del Sureste SAB de CV ADR, Class B	600	92,844
Grupo Bimbo SAB de CV, Series A(1)	41,700	117,922
Grupo Carso SAB de CV, Series A1	15,400	68,918
Grupo Financiero Banorte SAB de CV, Class O	59,900	320,682
Grupo Financiero Inbursa SAB de CV, Class O	57,600	115,425
Grupo Financiero Santander Mexico SAB de CV ADR	9,400	86,010
Grupo Mexico SAB de CV, Series B	92,000	224,238
Grupo Televisa SAB ADR	12,300	358,422
Industrias Penoles SAB de CV	3,700	49,014
Kimberly-Clark de Mexico SAB de CV, Class A	39,900	95,488
Mexichem SAB de CV	25,400	66,076
Promotora y Operadora de Infraestructura SAB de CV(1)	6,900	86,750
Wal-Mart de Mexico SAB de CV, Series V	126,800	335,850

		$4,007,744

Security	Shares	Value

Norway — 0.2%
Telenor ASA	9,700	$182,730

		$182,730

Pakistan — 3.7%
Abbott Laboratories Pakistan, Ltd.	6,900	$45,938
Askari Bank, Ltd.	149,800	31,782
Bank AL Habib, Ltd.	435,300	177,389
Bank Alfalah, Ltd.	374,800	101,964
Dawood Hercules Corp., Ltd.	35,800	43,999
Engro Corp., Ltd.	108,300	312,237
Fatima Fertilizer Co., Ltd.	232,000	102,092
Fauji Cement Co., Ltd.	332,500	113,076
Fauji Fertilizer Bin Qasim, Ltd.	148,300	81,624
Fauji Fertilizer Co., Ltd.	257,300	306,289
Habib Bank, Ltd.	268,000	531,432
Habib Metropolitan Bank, Ltd.	128,500	39,117
Hub Power Co., Ltd.	196,000	193,892
IGI Insurance, Ltd.	17,800	41,031
Indus Motor Co., Ltd.	9,200	103,226
Kohat Cement Co., Ltd.	18,600	38,467
Kot Addu Power Co., Ltd.	138,400	110,962
Lucky Cement, Ltd.	74,600	382,022
Maple Leaf Cement Factory, Ltd.	65,200	43,815
MCB Bank, Ltd.	249,800	580,249
Millat Tractors, Ltd.	13,100	72,264
National Bank of Pakistan	284,700	150,393
Nishat Mills, Ltd.	79,900	77,934
Packages, Ltd.	16,600	85,266
Pak Elektron, Ltd.	51,600	37,650
Pak Suzuki Motor Co., Ltd.	9,000	39,507
Pakistan Telecommunication Co., Ltd.	183,300	30,454
SUI Southern Gas Co., Ltd.(1)	72,300	26,053
United Bank, Ltd.	174,300	271,061

		$4,171,185

Philippines — 1.2%
Aboitiz Equity Ventures, Inc.	72,000	$85,941
Aboitiz Power Corp.	39,500	35,416
Alliance Global Group, Inc.	85,700	33,263
Ayala Corp.	5,970	99,324
Ayala Land, Inc.	190,500	145,485
Bank of the Philippine Islands	21,799	39,326
BDO Unibank, Inc.	45,010	97,566
DMCI Holdings, Inc.	110,400	29,253
Energy Development Corp.	250,600	35,413

20	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Philippines (continued)
Globe Telecom, Inc.	1,375	$66,772
International Container Terminal Services, Inc.	13,610	23,971
JG Summit Holding, Inc.	68,590	104,297
Jollibee Foods Corp.	11,680	51,283
Megaworld Corp.	307,500	30,743
Metro Pacific Investments Corp.	202,000	22,452
Metropolitan Bank & Trust Co.	13,903	25,219
Philippine Long Distance Telephone Co.	2,515	117,903
SM Investments Corp.	4,320	80,570
SM Prime Holdings, Inc.	225,000	103,497
Universal Robina Corp.	19,000	81,332

		$1,309,026

Qatar — 0.2%
Ooredoo QSC	9,600	$205,101

		$205,101

Romania — 7.4%
Banca Transilvania(1)	4,361,384	$2,740,677
BRD-Groupe Societe Generale SA(1)	331,000	960,390
Bursa de Valori Bucuresti SA	265	1,997
Electrica SA	340,000	992,012
New Europe Property Investments PLC	65,000	678,185
OMV Petrom SA	9,977,900	803,099
Societatea Nationala de Gaze Naturale ROMGAZ SA	130,800	946,429
Societatea Nationala Nuclearelectrica SA	130,000	222,308
Transelectrica SA	56,500	362,817
Transgaz SA Medias	10,400	683,154

		$8,391,068

Serbia — 2.3%
Aerodrom Nikola Tesla AD Beograd	43,200	$471,583
Energoprojekt Holding AD Beograd	62,500	548,816
Gosa AD Montaza Velika Plana	1,378	20,799
Komercijalna Banka AD Beograd(1)	18,100	264,124
Metalac AD(1)	4,700	97,753
NIS AD Novi Sad	216,465	1,254,397

		$2,657,472

Singapore — 1.3%
Interra Resources, Ltd.(1)	2,713,000	$209,563
Yoma Strategic Holdings, Ltd.(1)	4,295,333	1,316,115

		$1,525,678

Security	Shares	Value

South Korea — 8.0%
AMOREPACIFIC Corp.	650	$214,561
AMOREPACIFIC Group, Inc.	650	91,423
BNK Financial Group, Inc.	4,900	59,995
Celltrion, Inc.(1)	1,680	112,967
CJ CheilJedang Corp.	220	67,376
CJ Corp.	400	83,985
Coway Co., Ltd.	1,200	89,404
DGB Financial Group Co., Ltd.	4,600	42,669
Dongbu Insurance Co., Ltd.	1,100	65,966
E-MART, Inc.	420	78,131
Hana Financial Group, Inc.	6,400	155,641
Hankook Tire Co., Ltd.	1,600	61,166
Hotel Shilla Co., Ltd.	930	89,398
Hyundai Development Co.	1,700	68,275
Hyundai Engineering & Construction Co., Ltd.	1,900	57,289
Hyundai Glovis Co., Ltd.	300	51,559
Hyundai Heavy Industries Co., Ltd.(1)	770	63,951
Hyundai Mobis Co., Ltd.	1,200	252,276
Hyundai Motor Co.	2,600	355,146
Hyundai Motor Co., PFC Shares	550	52,967
Hyundai Motor Co., Second PFC Shares	760	75,903
Hyundai Steel Co.	1,600	72,848
Hyundai Wia Corp.	380	44,370
Industrial Bank of Korea	5,900	72,221
Kangwon Land, Inc.	2,800	103,792
KB Financial Group, Inc.	7,900	250,283
KCC Corp.	130	46,381
Kia Motors Corp.	4,600	224,536
Korea Electric Power Corp.	5,000	225,123
Korea Investment Holdings Co., Ltd.	1,000	53,242
Korea Zinc Co., Ltd.	199	82,698
KT&G Corp.	2,400	239,801
LG Chem, Ltd.	900	239,257
LG Corp.	2,000	115,724
LG Display Co., Ltd.	4,300	81,688
LG Electronics, Inc.	2,300	98,744
LG Household & Health Care, Ltd.	200	165,495
LG Uplus Corp.	5,400	51,755
Lotte Chemical Corp.	340	71,383
Lotte Shopping Co., Ltd.	270	54,702
Naver Corp.	500	262,537
NCsoft Corp.	330	54,721
ORION Corp.	70	58,852
POSCO	1,300	209,054
Samsung C&T Corp.(1)	875	118,086
Samsung Electro-Mechanics Co., Ltd.	1,100	62,603

21	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co., Ltd.	1,700	$2,039,024
Samsung Electronics Co., Ltd., PFC Shares	340	355,123
Samsung Fire & Marine Insurance Co., Ltd.	600	168,272
Samsung Heavy Industries Co., Ltd.	4,200	48,728
Samsung Life Insurance Co., Ltd.	1,100	105,026
Samsung SDI Co., Ltd.	1,100	102,391
Samsung Securities Co., Ltd.	1,400	58,895
Shinhan Financial Group Co., Ltd.	8,200	312,955
SK Holdings Co., Ltd.	872	203,830
SK Hynix, Inc.	12,400	331,852
SK Innovation Co., Ltd.(1)	1,300	134,795
SK Telecom Co., Ltd.	230	48,705

		$9,159,540

Sri Lanka — 2.6%
Access Engineering PLC	538,300	$87,567
Aitken Spence Hotel Holdings PLC, Class H	106,700	51,082
Aitken Spence PLC	159,900	104,750
Chevron Lubricants Lanka PLC	54,700	145,104
Commercial Bank of Ceylon PLC	512,648	566,296
DFCC Bank PLC	34,316	42,983
Dialog Axiata PLC	2,471,500	193,511
Distilleries Co. of Sri Lanka PLC	79,500	154,556
Hatton National Bank PLC	43,300	54,941
Hatton National Bank PLC (Non-Voting)	86,400	133,634
John Keells Holdings PLC	812,000	1,008,310
National Development Bank PLC	100,489	159,085
Sampath Bank PLC	47,103	85,716
Tokyo Cement Co. (Lanka) PLC	528,600	179,324

		$2,966,859

Taiwan — 6.0%
Advanced Semiconductor Engineering, Inc.	119,000	$137,380
Advantech Co., Ltd.	7,000	50,132
Asia Cement Corp.	52,000	54,008
Asustek Computer, Inc.	12,000	107,393
AU Optronics Corp.	156,000	45,888
Catcher Technology Co., Ltd.	12,000	117,768
Cathay Financial Holding Co., Ltd.	134,000	190,869
Chailease Holding Co., Ltd.	11,440	21,840
Chang Hwa Commercial Bank, Ltd.	108,850	56,499
Cheng Shin Rubber Industry Co., Ltd.	28,000	50,697
China Development Financial Holding Corp.	248,000	66,634
China Life Insurance Co., Ltd.	38,500	31,767
China Steel Corp.	210,000	126,934

Security	Shares	Value

Taiwan (continued)
Chunghwa Telecom Co., Ltd.	64,000	$196,087
Compal Electronics, Inc.	95,000	59,083
CTBC Financial Holding Co., Ltd.	255,259	139,845
Delta Electronics, Inc.	32,000	162,707
E.Sun Financial Holding Co., Ltd.	125,824	75,624
Eclat Textile Co., Ltd.	3,000	44,124
Far Eastern New Century Corp.	59,700	54,260
Far EasTone Telecommunications Co., Ltd.	32,000	69,429
Feng TAY Enterprise Co., Ltd.	6,000	34,381
First Financial Holding Co., Ltd.	165,870	80,331
Formosa Chemicals & Fibre Corp.	59,000	134,883
Formosa Petrochemical Corp.	22,000	53,469
Formosa Plastics Corp.	70,000	162,444
Foxconn Technology Co., Ltd.	18,110	47,435
Fubon Financial Holding Co., Ltd.	112,000	181,028
Giant Manufacturing Co., Ltd.	6,000	45,208
Hermes Microvision, Inc.	1,000	38,334
Hon Hai Precision Industry Co., Ltd.	227,850	605,639
Hotai Motor Co., Ltd.	5,000	58,333
Hua Nan Financial Holdings Co., Ltd.	124,154	59,664
Innolux Corp.	180,000	60,386
Largan Precision Co., Ltd.	2,000	155,417
Lite-On Technology Corp.	25,125	26,045
MediaTek, Inc.	24,000	187,160
Mega Financial Holding Co., Ltd.	166,000	120,956
Nan Ya Plastics Corp.	85,000	168,668
Novatek Microelectronics Corp., Ltd.	6,000	20,423
Pegatron Corp.	30,000	73,310
Pou Chen Corp.	42,000	59,238
President Chain Store Corp.	10,000	66,387
Quanta Computer, Inc.	51,000	86,850
Shin Kong Financial Holding Co., Ltd.	177,960	42,583
Shuang Bang Industrial Corp.	14,662	10,679
Siliconware Precision Industries Co., Ltd.	17,914	23,669
SinoPac Financial Holdings Co., Ltd.	171,182	56,496
Synnex Technology International Corp.	31,000	32,671
Taishin Financial Holding Co., Ltd.	149,000	58,351
Taiwan Cement Corp.	67,000	74,511
Taiwan Cooperative Financial Holding Co., Ltd.	136,700	61,156
Taiwan Mobile Co., Ltd.	31,000	97,590
Taiwan Semiconductor Manufacturing Co., Ltd.	397,000	1,672,825
Teco Electric & Machinery Co., Ltd.	24,000	20,918
Uni-President Enterprises Corp.	82,960	140,265
United Microelectronics Corp.	220,000	80,238
Yuanta Financial Holding Co., Ltd.	158,675	62,346

		$6,819,255

22	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Thailand — 0.5%
PTT Exploration & Production PCL(5)	53,050	$109,121
TTCL PCL(5)	767,100	484,360

		$593,481

United Kingdom — 0.3%
Central Asia Metals PLC	157,000	$393,834

		$393,834

United States — 0.0%(6)
TAL International Group, Inc.	300	$5,088

		$5,088

Vietnam — 11.0%
An Phu Irradiation JSC	75,510	$69,507
Bank for Foreign Trade of Vietnam JSC	410,815	875,488
Bank for Investment and Development of Vietnam JSC	235,326	253,223
Bao Viet Holdings	111,500	303,258
Century Synthetic Fiber Corp.(1)	124,200	201,852
Danang Rubber JSC	51,920	107,462
Dien Quang JSC	61,000	177,389
FPT Corp.	80,427	177,342
Gemadept Corp.	40,700	78,076
HA TIEN 1 Cement JSC(1)	192,400	222,337
HAGL JSC(1)	648,460	408,411
Hoa Phat Group JSC	155,605	219,052
Hoa Sen Group	42,440	88,395
Hung Vuong Corp.	194,800	137,652
Imexpharm Pharmaceutical JSC	22,770	42,582
KIDO Group Corp.	243,900	254,476
Kinh Bac City Development Share Holding Corp.(1)	268,100	172,395
Masan Group Corp.(1)	604,200	2,000,026
Nam Long Investment Corp.	110,000	104,909
PetroVietnam Drilling and Well Services JSC	199,286	327,228
PetroVietnam Fertilizer & Chemical JSC	205,250	304,304
PetroVietnam Gas JSC	83,000	173,596
PetroVietnam Technical Services Corp.	294,900	282,686
Pha Lai Thermal Power JSC	186,000	154,576
Refrigeration Electrical Engineering Corp.	100,000	119,896
Saigon - Hanoi Commercial Joint Stock Bank(1)	573,413	174,271
Saigon Securities, Inc.	400,730	429,443
Saigon Thuong Tin Commercial JSB(1)	977,216	594,335
Son Ha International Corp.	483,900	294,239
Tan Tao Investment & Industry JSC(1)	675,400	196,200
TNG Investment & Trading JSC	151,600	182,187
Traphaco JSC	18,690	69,364

Security	Shares	Value

Vietnam (continued)
Truong Thanh Furniture Corp.(1)	341,800	$316,624
Vietnam Construction and Import-Export JSC	251,400	128,241
Vietnam Joint Stock Commercial Bank for Industry and Trade	149,900	139,383
Vingroup JSC(1)	1,225,231	2,492,253
Vinh Hoan Corp.	98,180	157,963
Vinh Son - Song Hinh Hydropower JSC	101,700	76,502

		$12,507,123

Total Common Stocks (identified cost $118,308,924)		$104,168,529

Investment Funds — 2.5%

Security	Shares	Value

Romania — 2.5%
Fondul Proprietatea SA	14,178,349	$2,881,720

Total Investment Funds (identified cost $3,314,856)		$2,881,720

Warrants — 0.0%(6)

Security	Shares	Value
Interra Resources, Ltd., Exp. 12/8/15(1)	249,500	$979

Total Warrants (identified cost $0)		$979

Short-Term Investments — 3.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(7)	$4,194	$4,194,186

Total Short-Term Investments (identified cost $4,194,186)		$4,194,186

Total Investments — 97.8% (identified cost $125,817,966)		$111,245,414

Other Assets, Less Liabilities — 2.2%		$2,536,558

Net Assets — 100.0%		$113,781,972

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

23	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $64,188 or 0.1% of the Portfolio’s net assets.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(4)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $3,293,814 or 2.9% of the Portfolio’s net assets.

(5)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(6)	Amount is less than 0.05%.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Financials	33.6%	$38,249,444
Information Technology	10.9	12,391,758
Energy	8.5	9,621,585
Consumer Staples	8.0	9,113,099
Industrials	7.2	8,184,570
Materials	6.6	7,456,560
Consumer Discretionary	5.9	6,748,687
Telecommunication Services	4.4	5,006,148
Utilities	4.3	4,885,988
Health Care	2.2	2,511,669
Investment Funds	2.5	2,881,720
Short-Term Investments	3.7	4,194,186

Total Investments	97.8%	$111,245,414

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	2,900,900	EUR	2,646,000	BNP Paribas	11/9/15	$—	$(8,979)
USD	2,601,787	EUR	2,373,170	BNP Paribas	11/9/15	—	(8,053)
USD	10,859,470	EUR	9,905,257	BNP Paribas	11/9/15	—	(33,613)
USD	740,025	EUR	675,000	BNP Paribas	11/9/15	—	(2,291)
USD	678,447	EUR	597,000	Standard Chartered Bank	11/9/15	21,910	—
USD	969,640	THB	35,004,000	Standard Chartered Bank	11/9/15	—	(14,299)
USD	3,150,487	TWD	104,048,000	Standard Chartered Bank	12/2/15	—	(53,015)
USD	1,365,974	SGD	1,939,000	Standard Chartered Bank	12/14/15	—	(16,200)
USD	303,396	SGD	434,403	Standard Chartered Bank	1/6/16	—	(6,018)
USD	4,369,517	KRW	5,080,000,000	BNP Paribas	1/13/16	—	(70,344)
USD	208,612	NOK	1,747,958	Standard Chartered Bank	1/28/16	3,151	—
USD	4,724,324	KRW	5,353,604,000	Bank of America, N.A.	1/29/16	47,734	—

						$72,795	$(212,812)

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)
E-mini MSCI Emerging Markets Index	182	Long	Dec-15	$7,309,120	$7,677,670	$368,550
SET50 Index	191	Short	Dec-15	(947,598)	(959,489)	(11,891)

						$356,659

SET:  Stock Exchange of Thailand.

24	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Abbreviations:

ADR	–	American Depositary Receipt
GDR	–	Global Depositary Receipt
PCL	–	Public Company Ltd.
PFC Shares	–	Preference Shares

Currency Abbreviations:
EUR	–	Euro
NOK	–	Norwegian Krone
KRW	–	South Korean Won
SGD	–	Singapore Dollar
THB	–	Thai Baht
TWD	–	New Taiwan Dollar
USD	–	United States Dollar

25	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $121,623,780)	$107,051,228
Affiliated investment, at value (identified cost, $4,194,186)	4,194,186
Cash	1,300,381
Restricted cash*	685,615
Foreign currency, at value (identified cost, $786,953)	775,755
Dividends receivable	91,124
Interest receivable from affiliated investment	461
Receivable for variation margin on open financial futures contracts	17,359
Receivable for open forward foreign currency exchange contracts	72,795
Other assets	25,591
Total assets	$114,214,495

Liabilities
Payable for open forward foreign currency exchange contracts	$212,812
Payable to affiliates:
Investment adviser fee	94,600
Trustees’ fees	608
Accrued foreign capital gains taxes	7,158
Accrued expenses	117,345
Total liabilities	$432,523
Net Assets applicable to investors’ interest in Portfolio	$113,781,972

Sources of Net Assets
Investors’ capital	$128,208,064
Net unrealized depreciation	(14,426,092)
Total	$113,781,972

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

26	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends (net of foreign taxes, $258,467)	$3,078,135
Interest (net of foreign taxes, $339)	2,905
Interest allocated from affiliated investment	14,741
Expenses allocated from affiliated investment	(1,478)
Total investment income	$3,094,303

Expenses
Investment adviser fee	$1,051,329
Trustees’ fees and expenses	6,216
Custodian fee	261,407
Legal and accounting services	50,337
Miscellaneous	23,129
Total expenses	$1,392,418
Deduct —
Reduction of custodian fee	$100
Total expense reductions	$100

Net expenses	$1,392,318

Net investment income	$1,701,985

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $84,182)	$(2,446,293)
Investment transactions allocated from affiliated investment	44
Financial futures contracts	(1,446,152)
Swap contracts	(135,222)
Foreign currency and forward foreign currency exchange contract transactions	796,652
Net realized loss	$(3,230,971)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $14,795)	$(14,211,540)
Financial futures contracts	(13,793)
Swap contracts	176,162
Foreign currency and forward foreign currency exchange contracts	(151,676)
Net change in unrealized appreciation (depreciation)	$(14,200,847)

Net realized and unrealized loss	$(17,431,818)

Net decrease in net assets from operations	$(15,729,833)

27	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014(1)
From operations —
Net investment income (loss)	$1,701,985	$(98,115)
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(3,230,971)	881,926
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(14,200,847)	(225,245)
Net increase (decrease) in net assets from operations	$(15,729,833)	$558,566
Capital transactions —
Contributions	$133,663,505	$50,001,000
Withdrawals	(54,711,266)	—
Net increase in net assets from capital transactions	$78,952,239	$50,001,000

Net increase in net assets	$63,222,406	$50,559,566

Net Assets
At beginning of year	$50,559,566	$—
At end of year	$113,781,972	$50,559,566

(1)	The Portfolio commenced operations on November 1, 2013.

28	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014(1)
Ratios (as a percentage of average daily net assets):
Expenses(2)	1.32%	1.63%
Net investment income (loss)	1.61%	(0.19)%
Portfolio Turnover	27%	112%

Total Return	(14.05)%	1.10%

Net assets, end of year (000’s omitted)	$113,782	$50,560

(1)	The Portfolio commenced operations on November 1, 2013.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

29	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Global Macro Capital Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Global Macro Capital Opportunities Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

30

Global Macro Capital Opportunities Portfolio

October 31, 2015

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

31

Global Macro Capital Opportunities Portfolio

October 31, 2015

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $1,051,329 or 1.00% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $118,867,624 and $23,981,353, respectively, for the year ended October 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$126,025,163

Gross unrealized appreciation	$5,904,905
Gross unrealized depreciation	(20,684,654)

Net unrealized depreciation	$(14,779,749)

The net unrealized appreciation (depreciation) on foreign currency transactions and derivative contracts, including foreign capital gains taxes, at October 31, 2015 on a federal income tax basis was $(171,605).

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk:  The Portfolio enters into equity futures contracts to enhance total return, to manage certain investment risks and/or as a substitute for the purchase or sale of securities. During the year ended October 31, 2015, the Portfolio also entered into total return swaps to enhance total return.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $212,812. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $20,000 at October 31, 2015.

32

Global Macro Capital Opportunities Portfolio

October 31, 2015

Notes to Financial Statements — continued

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Financial futures contracts	$368,550	(1)	$(11,891	)(1)
Foreign Exchange	Forward foreign currency exchange contracts	72,795	(2)	(212,812	)(3)

Total		$441,345		$(224,703)

Derivatives not subject to master netting or similar agreements		$368,550		$(11,891)

Total Derivatives subject to master netting or similar agreements		$72,795		$(212,812)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable for variation margin.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(3)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$47,734	$—	$—	$—	$47,734
Standard Chartered Bank	25,061	(25,061)	—	—	—

	$72,795	$(25,061)	$—	$—	$47,734

33

Global Macro Capital Opportunities Portfolio

October 31, 2015

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

BNP Paribas	$(123,280)	$—	$—	$20,000	$(103,280)
Standard Chartered Bank	(89,532)	25,061	—	—	(64,471)

	$(212,812)	$25,061	$—	$20,000	$(167,751)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2015 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Financial futures contracts	$(1,446,152)	$(13,793)
Equity Price	Swap contracts	(135,222)	176,162
Foreign Exchange	Forward foreign currency exchange contracts	1,026,480	(107,156)

Total		$(554,894)	$55,213

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts, Swap contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)

Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts, Swap contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Swap Contracts

$14,592,000	$733,000	$39,062,000	$487,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the

34

Global Macro Capital Opportunities Portfolio

October 31, 2015

Notes to Financial Statements — continued

disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks
Asia/Pacific	$1,069,599	$65,489,092	$50,089	$66,608,780
Developed Europe	—	576,564	—	576,564
Emerging Europe	—	13,563,255	—	13,563,255
Latin America	17,727,379	—	—	17,727,379
Middle East/Africa	112,365	5,575,098	—	5,687,463
North America	5,088	—	—	5,088

Total Common Stocks	$18,914,431	$85,204,009 **	$50,089	$104,168,529

Investment Funds	$—	$2,881,720	$—	$2,881,720
Warrants	979	—	—	979
Short-Term Investments	—	4,194,186	—	4,194,186

Total Investments	$18,915,410	$92,279,915	$50,089	$111,245,414

Forward Foreign Currency Exchange Contracts	$—	$72,795	$—	$72,795
Futures Contracts	368,550	—	—	368,550

Total	$19,283,960	$92,352,710	$50,089	$111,686,759

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(212,812)	$—	$(212,812)
Futures Contracts	—	(11,891)	—	(11,891)

Total	$—	$(224,703)	$—	$(224,703)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

35

Global Macro Capital Opportunities Portfolio

October 31, 2015

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented. At October 31, 2015, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

36

Global Macro Capital Opportunities Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Capital Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Macro Capital Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Capital Opportunities Portfolio as of October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

37

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Capital Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

38

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Eric A. Stein 1980	President of the Portfolio	2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and

39

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2015

Management and Organization — continued

terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser of Global Macro Capital Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Capital Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

20357 10.31.15

Eaton Vance

Government Obligations
Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Government Obligations Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 34

Federal Tax Information	20

Management and Organization	35

Important Notices	38

Eaton Vance

Government Obligations Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The divergent performance of major economies and a steep drop in commodity prices were key themes influencing the financial markets during the 12 months ended October 31, 2015. Global equity returns were flat, corporate credit spreads generally widened and the U.S. dollar strengthened broadly. Government bond yields fell across global developed markets, while spreads on emerging market sovereign debt widened relative to comparable-maturity U.S. Treasury securities.

Developments in China took center stage in the second half of the period. After a powerful spring rally, Chinese equities plummeted over the summer on signs that the world’s second-largest economy might be slowing more abruptly than investors had previously thought. Chinese policymakers took numerous steps to stabilize their stock market and boost growth, including devaluing the yuan. The instability in China sparked a global sell-off in certain riskier assets, with commodities and financial assets in commodity-exporting countries bearing the brunt of the decline. Chinese stocks rebounded in the final weeks of the period, although economic data remained soft.

The U.S. economy continued to grow at a moderate pace during the period, with the exception of a rough patch over the winter related to weather and West Coast port disruptions. The unemployment rate declined, home values rose and gasoline prices tumbled, leaving consumers with more discretionary income. The Federal Reserve (the Fed) held short-term interest rates steady but signaled that a rate hike could be imminent should the economy strengthen further. In contrast, weak economic data in Europe and Japan prompted the European Central Bank to launch a bond-buying program and the Bank of Japan to increase stimulus.

Against this backdrop, the U.S. Treasury curve flattened for the second consecutive year; yields on the long end of the Treasury yield curve fell during the fiscal year, while yields on the shorter end of the curve rose modestly. Even though the Fed ended its new mortgage-backed securities (MBS) bond purchases in October 2014, it still continues to reinvest its monthly MBS paydowns back into the market, and likely will continue to do so for the foreseeable future. The Fed’s participation continues to support MBS spreads, as they ended the year only slightly wider than where they began. Despite a decline in the first half of the year, mortgage rates ended the year right on top of where they began, as did seasoned MBS prepayment speeds.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Government Obligations Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 0.71%. By comparison, the Fund’s benchmark, the Barclays U.S. Intermediate Government Bond Index2 (the Index) returned 1.96% for the period.

The Fund’s use of derivatives to shorten the duration6 of the Fund relative to the Index detracted from performance. Spreads widened modestly during the 12-month period, with the shorter end of the yield curve rising more than the middle and long end of the curve.

The Fund continued to primarily invest in seasoned agency MBS during the period. These investments were generally comprised of mortgages originated from the early 1990s through 2003. The Fund benefited from these investments, as they outperformed equal duration U.S. Treasurys over the period despite a modest widening of spreads. This is due to the additional yield seasoned agency MBS investments offer relative to Treasurys. The Index consists entirely of U.S. Treasurys.

Despite volatile mortgage rates, the Fund’s high coupon, seasoned agency MBS continued to prepay near the slowest speeds of the last few years, which aided the Fund’s performance due to the additional yield it provided.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Government Obligations Fund

October 31, 2015

Performance2,3

Portfolio Manager Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1984	08/24/1984	0.71%	1.20%	3.60%
Class A with 4.75% Maximum Sales Charge	—	—	–4.06	0.22	3.09
Class B at NAV	11/01/1993	08/24/1984	–0.04	0.44	2.82
Class B with 5% Maximum Sales Charge	—	—	–4.88	0.10	2.82
Class C at NAV	11/01/1993	08/24/1984	–0.04	0.47	2.81
Class C with 1% Maximum Sales Charge	—	—	–1.01	0.47	2.81
Class I at NAV	04/03/2009	08/24/1984	0.96	1.45	3.75
Class R at NAV	08/12/2005	08/24/1984	0.45	0.93	3.32
Barclays U.S. Intermediate Government Bond Index	—	—	1.96%	1.74%	3.86%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.17%	1.92%	1.92%	0.92%	1.42%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2005	$13,214	N.A.
Class C	$10,000	10/31/2005	$13,200	N.A.
Class I	$250,000	10/31/2005	$361,407	N.A.
Class R	$10,000	10/31/2005	$13,865	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Government Obligations Fund

October 31, 2015

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Government Obligations Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 31, 2015, the Portfolio is managed by Andrew Szczurowski, CFA.

5

Eaton Vance

Government Obligations Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$999.30	$5.95	1.18%
Class B	$1,000.00	$995.50	$9.71	1.93%
Class C	$1,000.00	$997.00	$9.71	1.93%
Class I	$1,000.00	$1,000.50	$4.69	0.93%
Class R	$1,000.00	$997.90	$7.20	1.43%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$6.01	1.18%
Class B	$1,000.00	$1,015.50	$9.80	1.93%
Class C	$1,000.00	$1,015.50	$9.80	1.93%
Class I	$1,000.00	$1,020.50	$4.74	0.93%
Class R	$1,000.00	$1,018.00	$7.27	1.43%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Government Obligations Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Government Obligations Portfolio, at value (identified cost, $552,393,278)	$564,029,918
Receivable for Fund shares sold	1,064,878
Total assets	$565,094,796

Liabilities
Payable for Fund shares redeemed	$1,699,884
Distributions payable	358,487
Payable to affiliates:
Distribution and service fees	187,557
Trustees’ fees	42
Accrued expenses	156,867
Total liabilities	$2,402,837
Net Assets	$562,691,959

Sources of Net Assets
Paid-in capital	$646,343,094
Accumulated net realized loss from Portfolio	(95,643,534)
Accumulated undistributed net investment income	355,759
Net unrealized appreciation from Portfolio	11,636,640
Total	$562,691,959

Class A Shares
Net Assets	$332,296,582
Shares Outstanding	50,141,817
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.63
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$6.96

Class B Shares
Net Assets	$8,036,705
Shares Outstanding	1,212,574
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.63

Class C Shares
Net Assets	$116,220,393
Shares Outstanding	17,564,855
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.62

Class I Shares
Net Assets	$81,967,891
Shares Outstanding	12,376,920
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.62

Class R Shares
Net Assets	$24,170,388
Shares Outstanding	3,662,413
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.60

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest allocated from Portfolio	$16,689,831
Expenses allocated from Portfolio	(4,569,701)
Total investment income	$12,120,130

Expenses
Distribution and service fees
Class A	$879,022
Class B	98,727
Class C	1,240,375
Class R	108,128
Trustees’ fees and expenses	500
Custodian fee	39,165
Transfer and dividend disbursing agent fees	550,393
Legal and accounting services	39,958
Printing and postage	63,764
Registration fees	111,459
Miscellaneous	17,997
Total expenses	$3,149,488

Net investment income	$8,970,642

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$7,919,542
Financial futures contracts	(1,649,515)
Swap contracts	215,564
Net realized gain	$6,485,591
Change in unrealized appreciation (depreciation) —
Investments	$(8,039,827)
Written swaptions	(1,069,682)
Financial futures contracts	(58,234)
Swap contracts	(2,926,139)
Net change in unrealized appreciation (depreciation)	$(12,093,882)

Net realized and unrealized loss	$(5,608,291)

Net increase in net assets from operations	$3,362,351

8	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$8,970,642	$11,502,906
Net realized gain from investment transactions, written swaptions, financial futures contracts and swap contracts	6,485,591	2,137,969
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	(12,093,882)	2,729,610
Net increase in net assets from operations	$3,362,351	$16,370,485
Distributions to shareholders —
From net investment income
Class A	$(13,492,704)	$(18,881,523)
Class B	(305,747)	(562,835)
Class C	(3,832,407)	(5,620,555)
Class I	(2,878,886)	(2,883,758)
Class R	(773,815)	(760,291)
Total distributions to shareholders	$(21,283,559)	$(28,708,962)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$43,056,356	$57,207,692
Class B	122,257	185,081
Class C	18,210,572	15,300,912
Class I	46,418,422	36,114,971
Class R	18,122,984	8,465,805
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,594,942	13,876,011
Class B	291,801	525,103
Class C	3,269,435	4,752,463
Class I	2,120,765	1,977,643
Class R	709,427	726,397
Cost of shares redeemed
Class A	(92,222,587)	(139,632,886)
Class B	(2,501,312)	(4,247,093)
Class C	(36,209,514)	(52,382,791)
Class I	(30,795,591)	(40,162,232)
Class R	(13,287,890)	(6,418,672)
Net asset value of shares exchanged
Class A	1,517,937	1,902,693
Class B	(1,517,937)	(1,902,693)
Net decrease in net assets from Fund share transactions	$(33,099,933)	$(103,711,596)

Net decrease in net assets	$(51,021,141)	$(116,050,073)

Net Assets
At beginning of year	$613,713,100	$729,763,173
At end of year	$562,691,959	$613,713,100

Accumulated undistributed net investment income included in net assets
At end of year	$355,759	$344,864

9	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$6.840	$6.970	$7.380	$7.470	$7.630

Income (Loss) From Operations
Net investment income(1)	$0.115	$0.135	$0.104	$0.161	$0.202
Net realized and unrealized gain (loss)	(0.067)	0.052	(0.228)	0.024	(0.068)

Total income (loss) from operations	$0.048	$0.187	$(0.124)	$0.185	$0.134

Less Distributions
From net investment income	$(0.258)	$(0.317)	$(0.286)	$(0.275)	$(0.282)
Tax return of capital	—	—	—	—	(0.012)

Total distributions	$(0.258)	$(0.317)	$(0.286)	$(0.275)	$(0.294)

Net asset value — End of year	$6.630	$6.840	$6.970	$7.380	$7.470

Total Return(2)	0.71%	2.74%	(1.71)%	2.52%	1.82%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$332,297	$381,205	$455,676	$682,140	$617,723
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.18%	1.17%	1.12%	1.10%	1.14%
Net investment income	1.71%	1.95%	1.45%	2.17%	2.70%
Portfolio Turnover of the Portfolio	33%	4%	8%	26%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$6.840	$6.970	$7.380	$7.470	$7.630

Income (Loss) From Operations
Net investment income(1)	$0.065	$0.084	$0.049	$0.106	$0.148
Net realized and unrealized gain (loss)	(0.067)	0.051	(0.229)	0.023	(0.070)

Total income (loss) from operations	$(0.002)	$0.135	$(0.180)	$0.129	$0.078

Less Distributions
From net investment income	$(0.208)	$(0.265)	$(0.230)	$(0.219)	$(0.228)
Tax return of capital	—	—	—	—	(0.010)

Total distributions	$(0.208)	$(0.265)	$(0.230)	$(0.219)	$(0.238)

Net asset value — End of year	$6.630	$6.840	$6.970	$7.380	$7.470

Total Return(2)	(0.04)%	1.97%	(2.47)%	1.75%	1.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,037	$11,942	$17,658	$30,042	$41,446
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.94%	1.92%	1.87%	1.85%	1.89%
Net investment income	0.96%	1.21%	0.69%	1.42%	1.97%
Portfolio Turnover of the Portfolio	33%	4%	8%	26%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$6.830	$6.960	$7.370	$7.450	$7.610

Income (Loss) From Operations
Net investment income(1)	$0.065	$0.083	$0.050	$0.105	$0.146
Net realized and unrealized gain (loss)	(0.067)	0.052	(0.230)	0.034	(0.069)

Total income (loss) from operations	$(0.002)	$0.135	$(0.180)	$0.139	$0.077

Less Distributions
From net investment income	$(0.208)	$(0.265)	$(0.230)	$(0.219)	$(0.227)
Tax return of capital	—	—	—	—	(0.010)

Total distributions	$(0.208)	$(0.265)	$(0.230)	$(0.219)	$(0.237)

Net asset value — End of year	$6.620	$6.830	$6.960	$7.370	$7.450

Total Return(2)	(0.04)%	1.97%	(2.48)%	1.89%	1.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$116,220	$134,782	$169,901	$300,063	$299,797
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.93%	1.92%	1.87%	1.85%	1.89%
Net investment income	0.96%	1.21%	0.70%	1.42%	1.96%
Portfolio Turnover of the Portfolio	33%	4%	8%	26%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$6.830	$6.960	$7.380	$7.460	$7.620

Income (Loss) From Operations
Net investment income(1)	$0.131	$0.152	$0.122	$0.179	$0.218
Net realized and unrealized gain (loss)	(0.066)	0.052	(0.237)	0.035	(0.066)

Total income (loss) from operations	$0.065	$0.204	$(0.115)	$0.214	$0.152

Less Distributions
From net investment income	$(0.275)	$(0.334)	$(0.305)	$(0.294)	$(0.299)
Tax return of capital	—	—	—	—	(0.013)

Total distributions	$(0.275)	$(0.334)	$(0.305)	$(0.294)	$(0.312)

Net asset value — End of year	$6.620	$6.830	$6.960	$7.380	$7.460

Total Return(2)	0.96%	2.99%	(1.59)%	2.92%	2.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$81,968	$66,475	$69,659	$122,456	$102,320
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.93%	0.92%	0.87%	0.85%	0.89%
Net investment income	1.94%	2.20%	1.70%	2.41%	2.91%
Portfolio Turnover of the Portfolio	33%	4%	8%	26%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2015

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$6.810	$6.940	$7.350	$7.430	$7.600

Income (Loss) From Operations
Net investment income(1)	$0.097	$0.116	$0.086	$0.142	$0.183
Net realized and unrealized gain (loss)	(0.066)	0.053	(0.230)	0.033	(0.079)

Total income (loss) from operations	$0.031	$0.169	$(0.144)	$0.175	$0.104

Less Distributions
From net investment income	$(0.241)	$(0.299)	$(0.266)	$(0.255)	$(0.263)
Tax return of capital	—	—	—	—	(0.011)

Total distributions	$(0.241)	$(0.299)	$(0.266)	$(0.255)	$(0.274)

Net asset value — End of year	$6.600	$6.810	$6.940	$7.350	$7.430

Total Return(2)	0.45%	2.48%	(1.99)%	2.39%	1.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,170	$19,310	$16,868	$22,018	$12,474
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.43%	1.42%	1.37%	1.35%	1.39%
Net investment income	1.45%	1.69%	1.21%	1.92%	2.45%
Portfolio Turnover of the Portfolio	33%	4%	8%	26%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (89.5% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Government Obligations Fund

October 31, 2015

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$21,283,559	$28,708,962

During the year ended October 31, 2015, accumulated net realized loss was increased by $5,937,007, accumulated distributions in excess of net investment income was decreased by $12,323,812 and paid-in capital was decreased by $6,386,805 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for paydown gain (loss), swap contracts, premium amortization, accretion of market discount and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$714,245
Capital loss carryforwards and deferred capital losses	$(96,571,236)
Net unrealized appreciation	$12,564,343
Other temporary differences	$(358,487)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, futures contracts, the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $40,261,700 and deferred capital losses of $56,309,536 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($1,612,295), October 31, 2018 ($18,778,422) and October 31, 2019 ($19,870,983) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2015, $21,766,127 are short-term and $34,543,409 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $33,699 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $36,875 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

16

Eaton Vance

Government Obligations Fund

October 31, 2015

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $879,022 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $74,045 and $930,281 for Class B and Class C shares, respectively. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2015, the Fund paid or accrued to EVD $54,064 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $24,682, $310,094 and $54,064 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $26,000, $17,000 and $13,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $36,094,676 and $93,014,799, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	6,385,240	8,300,052
Issued to shareholders electing to receive payments of distributions in Fund shares	1,423,056	2,012,327
Redemptions	(13,653,859)	(20,237,757)
Exchange from Class B shares	224,811	276,043

Net decrease	(5,620,752)	(9,649,335)

17

Eaton Vance

Government Obligations Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2015	2014

Sales	18,180	26,838
Issued to shareholders electing to receive payments of distributions in Fund shares	43,243	76,127
Redemptions	(370,772)	(614,858)
Exchange to Class A shares	(224,762)	(275,971)

Net decrease	(534,111)	(787,864)

	Year Ended October 31,
Class C	2015	2014

Sales	2,704,846	2,227,686
Issued to shareholders electing to receive payments of distributions in Fund shares	485,669	690,352
Redemptions	(5,372,985)	(7,597,987)

Net decrease	(2,182,470)	(4,679,949)

	Year Ended October 31,
Class I	2015	2014

Sales	6,898,542	5,257,044
Issued to shareholders electing to receive payments of distributions in Fund shares	315,138	287,126
Redemptions	(4,566,885)	(5,819,392)

Net increase (decrease)	2,646,795	(275,222)

	Year Ended October 31,
Class R	2015	2014

Sales	2,700,839	1,234,982
Issued to shareholders electing to receive payments of distributions in Fund shares	105,762	105,847
Redemptions	(1,980,628)	(935,794)

Net increase	825,973	405,035

18

Eaton Vance

Government Obligations Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Obligations Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Obligations Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

19

Eaton Vance

Government Obligations Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Government Obligations Portfolio

October 31, 2015

Portfolio of Investments

Mortgage Pass-Throughs — 78.0%

Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.:
2.429%, with maturity at 2036(1)	$3,393		$3,619,147
2.437%, with maturity at 2038(1)	3,616		3,857,195
2.459%, with maturity at 2035(1)	2,400		2,560,129
2.874%, with maturity at 2035(1)	5,617		5,977,769
2.924%, with maturity at 2034(1)	1,365		1,454,709
4.50%, with various maturities to 2035	3,883		4,164,079
5.00%, with various maturities to 2018	1,082		1,130,308
5.50%, with various maturities to 2032	1,583		1,664,023
6.00%, with various maturities to 2035	8,042		9,158,667
6.50%, with various maturities to 2036	23,972		27,517,465
6.87%, with maturity at 2024	77		85,953
7.00%, with various maturities to 2036	15,664		18,066,382
7.09%, with maturity at 2023	341		377,200
7.25%, with maturity at 2022	418		463,304
7.31%, with maturity at 2027	115		133,603
7.50%, with various maturities to 2035	14,220		16,815,541
7.63%, with maturity at 2019	85		89,056
7.75%, with maturity at 2018	5		5,677
7.78%, with maturity at 2022	43		47,216
7.85%, with maturity at 2020	69		73,679
8.00%, with various maturities to 2028	2,624		2,893,933
8.13%, with maturity at 2019	147		155,996
8.15%, with various maturities to 2021	120		131,131
8.25%, with maturity at 2017	14		14,147
8.50%, with various maturities to 2031	3,024		3,522,781
9.00%, with various maturities to 2027	1,084		1,121,615
9.25%, with maturity at 2017	0	(2)	122
9.50%, with various maturities to 2026	609		658,942
10.50%, with maturity at 2020	203		224,905
11.00%, with maturity at 2015	0	(2)	354

			$105,985,028

Federal National Mortgage Association:
1.893%, with various maturities to 2044(1)	$17,240		$17,909,168
1.909%, with various maturities to 2035(1)	2,924		3,024,422
1.937%, with various maturities to 2033(1)	2,100		2,173,631
1.968%, with maturity at 2022(1)	618		629,812
1.994%, with maturity at 2035(1)	1,057		1,092,150
2.003%, with maturity at 2031(1)	1,198		1,221,888
2.196%, with maturity at 2037(1)	3,578		3,678,115
2.348%, with maturity at 2040(1)	1,167		1,235,171
2.497%, with maturity at 2036(1)	4,145		4,421,200
2.502%, with maturity at 2033(1)	8,156		8,698,447
2.585%, with maturity at 2036(1)	829		847,118

Security	Principal Amount (000’s omitted)		Value

Federal National Mortgage Association: (continued)
2.998%, with maturity at 2036(1)	$893		$919,694
3.001%, with maturity at 2027(1)	1,226		1,296,847
3.629%, with maturity at 2034(1)	3,672		3,982,674
3.701%, with maturity at 2035(1)	4,095		4,441,520
3.739%, with maturity at 2021(1)	538		556,682
3.784%, with maturity at 2036(1)	254		268,127
3.826%, with maturity at 2036(1)	12,400		13,449,368
3.953%, with maturity at 2034(1)	3,533		3,832,448
4.087%, with maturity at 2035(1)	3,680		4,014,306
4.654%, with maturity at 2034(1)	8,837		9,607,550
5.00%, with maturity at 2027	214		235,284
5.50%, with various maturities to 2030	1,238		1,302,217
6.00%, with various maturities to 2038	11,336		12,948,006
6.475%, with maturity at 2025(3)	111		124,753
6.50%, with various maturities to 2038(4)	94,500		109,155,313
7.00%, with various maturities to 2037	50,308		58,721,234
7.50%, with various maturities to 2035	4,235		4,960,561
7.875%, with maturity at 2021	330		369,668
8.00%, with various maturities to 2034	18,158		21,801,320
8.017%, with maturity at 2030(3)	8		9,802
8.25%, with maturity at 2025	136		153,471
8.33%, with maturity at 2020	219		240,344
8.43%, with maturity at 2021(3)	33		37,380
8.50%, with various maturities to 2032	2,969		3,570,472
9.00%, with various maturities to 2030	285		325,268
9.50%, with various maturities to 2030	667		742,056
9.556%, with maturity at 2021(3)	23		25,136
9.59%, with maturity at 2025(3)	1		929
9.626%, with maturity at 2025(3)	12		13,503
9.645%, with maturity at 2020(3)	2		1,739
9.75%, with maturity at 2019	7		8,232
9.765%, with maturity at 2021(3)	31		34,432
9.803%, with maturity at 2025(3)	6		6,732
9.987%, with maturity at 2023(3)	19		21,798
10.112%, with maturity at 2021(3)	21		22,581
10.998%, with maturity at 2021(3)	1		674
11.00%, with maturity at 2020	16		16,906
12.950%, with maturity at 2018(3)	0	(2)	3

			$302,150,152

Government National Mortgage Association:
1.625%, with maturity at 2027(1)	$191		$196,526
2.00%, with maturity at 2026(1)	213		220,378
6.00%, with various maturities to 2033	27,845		32,511,696
6.10%, with maturity at 2033	7,412		8,519,057
6.50%, with various maturities to 2034	7,136		8,294,981

21	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)
7.00%, with various maturities to 2034	$17,807	$20,522,175
7.50%, with various maturities to 2032	2,446	2,833,698
8.00%, with various maturities to 2034	3,344	3,919,658
8.25%, with maturity at 2019	34	36,645
8.30%, with maturity at 2020	14	15,096
8.50%, with various maturities to 2018	204	212,171
9.00%, with various maturities to 2027	3,077	3,671,015
9.50%, with various maturities to 2026	1,701	1,988,794

		$82,941,890

Total Mortgage Pass-Throughs (identified cost $478,236,772)		$491,077,070

Collateralized Mortgage Obligations — 7.5%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$110	$125,456
Series 1822, Class Z, 6.90%, 3/15/26	550	621,153
Series 1829, Class ZB, 6.50%, 3/15/26	211	231,817
Series 1896, Class Z, 6.00%, 9/15/26	274	304,219
Series 2075, Class PH, 6.50%, 8/15/28	137	154,395
Series 2091, Class ZC, 6.00%, 11/15/28	473	531,409
Series 2102, Class Z, 6.00%, 12/15/28	126	143,183
Series 2115, Class K, 6.00%, 1/15/29	958	1,067,540
Series 2142, Class Z, 6.50%, 4/15/29	296	342,097
Series 2245, Class A, 8.00%, 8/15/27	4,332	5,173,082
Series 4319, Class SY, 7.537%, 3/15/44(5)	1,393	1,420,663
Series 4336, Class GU, 3.50%, 2/15/53	2,263	2,309,351
Series 4385, Class SC, 8.883%, 9/15/44(5)	2,831	3,011,358
Series 4407, Class LN, 8.87%, 12/15/43(5)	2,215	2,345,207
Series 4495, Class JA, 3.50%, 5/15/45	2,669	2,716,709

		$20,497,639

Federal National Mortgage Association:
Series G-8, Class E, 9.00%, 4/25/21	$125	$140,062
Series G92-44, Class ZQ, 8.00%, 7/25/22	46	47,771
Series G93-36, Class ZQ, 6.50%, 12/25/23	5,243	5,850,982
Series 1993-16, Class Z, 7.50%, 2/25/23	167	187,659
Series 1993-39, Class Z, 7.50%, 4/25/23	456	519,340
Series 1993-45, Class Z, 7.00%, 4/25/23	524	589,058
Series 1993-149, Class M, 7.00%, 8/25/23	183	203,351
Series 1993-178, Class PK, 6.50%, 9/25/23	395	438,797
Series 1994-40, Class Z, 6.50%, 3/25/24	413	459,307
Series 1994-42, Class K, 6.50%, 4/25/24	1,837	2,044,511

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 1994-82, Class Z, 8.00%, 5/25/24	$672	$772,139
Series 1997-81, Class PD, 6.35%, 12/18/27	251	281,262
Series 2000-49, Class A, 8.00%, 3/18/27	430	504,220
Series 2001-81, Class HE, 6.50%, 1/25/32	929	1,083,680
Series 2002-1, Class G, 7.00%, 7/25/23	249	278,737
Series 2005-37, Class SU, 28.412%, 3/25/35(5)	1,039	1,447,107
Series 2012-35, Class GE, 3.00%, 5/25/40	5,463	5,581,720
Series 2015-42, Class SC, 7.937%, 5/25/45(5)	1,622	1,637,608

		$22,067,311

Government National Mortgage Association:
Series 1998-19, Class ZB, 6.50%, 7/20/28	$278	$321,720
Series 2011-156, Class GA, 2.00%, 12/16/41	1,716	1,572,049
Series 2014-145, Class SP, 9.00%, 10/16/44(5)	458	461,129
Series 2015-62, Class PQ, 3.00%, 5/20/45	2,430	2,459,264

		$4,814,162

Total Collateralized Mortgage Obligations (identified cost $45,259,337)		$47,379,112

U.S. Government Agency Obligations — 5.8%

Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank:
3.25%, 7/1/30	$8,000	$8,066,096
3.28%, 3/25/36	7,900	7,871,370
3.44%, 2/23/40	4,746	4,482,588

		$20,420,054

Federal Home Loan Bank:
4.75%, 3/10/23	$4,500	$5,254,101
5.50%, 7/15/36	5,660	7,563,130
5.75%, 6/12/26	2,720	3,478,518

		$16,295,749

Total U.S. Government Agency Obligations (identified cost $35,226,370)		$36,715,803

U.S. Treasury Obligations — 1.3%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bond, 7.125%, 2/15/23(4)	$6,000	$8,147,382

Total U.S. Treasury Obligations (identified cost $6,146,633)		$8,147,382

22	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2015

Portfolio of Investments — continued

Short-Term Investments — 6.1%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.20%(6)	$38,523	$38,523,207

Total Short-Term Investments (identified cost $38,523,207)		$38,523,207

Total Investments — 98.7% (identified cost $603,392,319)		$621,842,574

Other Assets, Less Liabilities — 1.3%		$8,038,952

Net Assets — 100.0%		$629,881,526

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2015.

(2)	Principal amount is less than $500.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2015.

(4)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2015.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	265	Short	Dec-15	$(57,977,103)	$(57,943,906)	$33,197
U.S. 5-Year Treasury Note	614	Short	Dec-15	(73,593,656)	(73,540,891)	52,765
U.S. 10-Year Treasury Note	153	Long	Dec-15	19,474,031	19,536,188	62,157
U.S. Long Treasury Bond	131	Short	Dec-15	(20,349,032)	(20,493,313)	(144,281)
U.S. Ultra-Long Treasury Bond	267	Long	Dec-15	42,809,619	42,653,250	(156,369)

						$(152,531)

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation

LCH.Clearnet	$100,000	Receives	3-month USD-LIBOR-BBA	2.448%	10/20/25	$(1,017,035)

						$(1,017,035)

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Effective Date/ Termination Date	Net Unrealized Depreciation
Deutsche Bank AG	$20,000	Receives	3-month USD-LIBOR-BBA	2.82%	June 1, 2017/ June 1, 2047	$(732,045)

						$(732,045)

The effective date represents the date on which the Portfolio and the counterparty to the interest rate swap contract begin interest payment accruals.

23	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $564,869,112)	$583,319,367
Affiliated investment, at value (identified cost, $38,523,207)	38,523,207
Cash	735,935
Restricted cash*	5,498,342
Interest receivable	2,803,523
Interest receivable from affiliated investment	6,094
Receivable for investments sold	354,633
Receivable for variation margin on open financial futures contracts	239,210
Total assets	$631,480,311

Liabilities
Payable for variation margin on open centrally cleared swap contracts	$374,153
Payable for open swap contracts	732,045
Payable to affiliates:
Investment adviser fee	385,860
Trustees’ fees	2,934
Accrued expenses	103,793
Total liabilities	$1,598,785
Net Assets applicable to investors’ interest in Portfolio	$629,881,526

Sources of Net Assets
Investors’ capital	$613,332,882
Net unrealized appreciation	16,548,644
Total	$629,881,526

*	Represents restricted cash on deposit at the broker for open derivative contracts.

24	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest	$18,680,705
Interest allocated from affiliated investment	57,085
Expenses allocated from affiliated investment	(4,890)
Total investment income	$18,732,900

Expenses
Investment adviser fee	$4,771,051
Trustees’ fees and expenses	34,333
Custodian fee	196,857
Legal and accounting services	85,022
Miscellaneous	20,545
Total expenses	$5,107,808
Deduct —
Reduction of custodian fee	$26
Total expense reductions	$26

Net expenses	$5,107,782

Net investment income	$13,625,118

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$8,529,214
Investment transactions allocated from affiliated investment	103
Financial futures contracts	(1,832,493)
Swap contracts	240,847
Net realized gain	$6,937,671
Change in unrealized appreciation (depreciation) —
Investments	$(8,714,575)
Written swaptions	(1,205,900)
Financial futures contracts	(64,406)
Swap contracts	(3,283,933)
Net change in unrealized appreciation (depreciation)	$(13,268,814)

Net realized and unrealized loss	$(6,331,143)

Net increase in net assets from operations	$7,293,975

25	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$13,625,118	$17,124,485
Net realized gain from investment transactions, written swaptions, financial futures contracts and swap contracts	6,937,671	2,430,847
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	(13,268,814)	3,198,137
Net increase in net assets from operations	$7,293,975	$22,753,469
Capital transactions —
Contributions	$37,242,088	$23,476,340
Withdrawals	(104,057,037)	(205,546,361)
Net decrease in net assets from capital transactions	$(66,814,949)	$(182,070,021)

Net decrease in net assets	$(59,520,974)	$(159,316,552)

Net Assets
At beginning of year	$689,402,500	$848,719,052
At end of year	$629,881,526	$689,402,500

26	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.79%	0.78%	0.75%	0.74%	0.75%
Net investment income	2.10%	2.33%	1.83%	2.50%	3.08%
Portfolio Turnover	33%	4%	8%	26%	19%

Total Return	1.11%	3.13%	(1.35)%	2.89%	2.21%

Net assets, end of year (000’s omitted)	$629,882	$689,403	$848,719	$1,271,010	$1,119,508

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high current return. The Portfolio invests primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Government Obligations Fund, Eaton Vance Short Duration Government Income Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 89.5%, 9.5% and less than 0.01%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

28

Government Obligations Portfolio

October 31, 2015

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

J  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

29

Government Obligations Portfolio

October 31, 2015

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.6250% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more, and is payable monthly. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $4,771,051 or 0.74% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $201,266,210 and $253,552,754, respectively, for the year ended October 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$611,160,204

Gross unrealized appreciation	$18,328,495
Gross unrealized depreciation	(7,646,125)

Net unrealized appreciation	$10,682,370

The net unrealized depreciation on derivative contracts at October 31, 2015 on a federal income tax basis was $1,749,080.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Written swaptions activity for the year ended October 31, 2015 was as follows:

	Notional Amount — Swaptions (000’s omitted)	Premiums Received

Outstanding, beginning of year	$100,000	$2,650,000
Swaptions exercised	(100,000)	(2,650,000)

Outstanding, end of year	$—	$—

30

Government Obligations Portfolio

October 31, 2015

Notes to Financial Statements — continued

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures contracts, interest rate swaps and swaptions to enhance total return, to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

The Portfolio enters into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $732,045. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $679,725 at October 31, 2015.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written swaptions as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$148,119	(1)	$(300,650	)(1)
Swap contracts	—		(732,045	)(2)
Swap contracts (centrally cleared)	—		(1,017,035	)(3)

Total	$148,119		$(2,049,730)

Derivatives not subject to master netting or similar agreements	$148,119		$(1,317,685)

Total Derivatives subject to master netting or similar agreements	$—		$(732,045)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

(3)

Amount represents cumulative unrealized depreciation on centrally cleared swap contracts. Only the current day’s variation margin on centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin on open centrally cleared swap contracts.

31

Government Obligations Portfolio

October 31, 2015

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral pledged by the Portfolio for liabilities as of October 31, 2015.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Deutsche Bank AG	$(732,045)	$—	$679,725	$—	$(52,320)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written swaptions	$—	$(1,205,900)
Futures contracts	$(1,832,493)	$(64,406)
Swap contracts	$240,847	$(3,283,933)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written swaptions, Financial futures contracts and Swap contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts - Long	Futures Contracts - Short	Swap Contracts

$93,650,000	$177,767,000	$43,923,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

32

Government Obligations Portfolio

October 31, 2015

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$491,077,070	$—	$491,077,070
Collateralized Mortgage Obligations	—	47,379,112	—	47,379,112
U.S. Government Agency Obligations	—	36,715,803	—	36,715,803
U.S. Treasury Obligations	—	8,147,382	—	8,147,382
Short-Term Investments	—	38,523,207	—	38,523,207

Total Investments	$—	$621,842,574	$—	$621,842,574

Futures Contracts	$148,119	$—	$—	$148,119

Total	$148,119	$621,842,574	$—	$621,990,693

Liability Description

Futures Contracts	$(300,650)	$—	$—	$(300,650)
Swap Contracts	—	(1,749,080)	—	(1,749,080)

Total	$(300,650)	$(1,749,080)	$—	$(2,049,730)

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

33

Government Obligations Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Government Obligations Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

34

Eaton Vance

Government Obligations Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

35

Eaton Vance

Government Obligations Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Andrew Szczurowski 1983	President of GOP	2015	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

36

Eaton Vance

Government Obligations Fund

October 31, 2015

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Government Obligations Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Government Obligations Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140 10.31.15

Eaton Vance

High Income

Opportunities Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

High Income Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 44

Federal Tax Information	19

Management and Organization	45

Important Notices	48

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. high-yield corporate bonds posted a modest decline for the 12-month period ended October 31, 2015, despite modestly improving U.S. economic growth, continued low interest rates and relatively healthy fundamentals. The asset class was impacted this past year by a sharp downturn in energy and commodity prices, which pressured performance in the energy and metals/mining sectors. Furthermore, facing sluggish revenue growth and downward pressure on earnings, some companies increasingly engaged in transactions considered more shareholder friendly, including share buybacks, dividends and re-leveraging transactions. This caused downward pressure on high-yield bond prices, as the market priced in the additional risk incurred by such transactions. Due to the punitive nature in which high-yield investors responded to these transactions, similar transactions are expected to be less likely in the future. Uncertainty about the timing of the Federal Reserve’s (the Fed) next move, slowing economic growth overseas — notably in China — and stalled progress in Europe also unsettled investors. High-yield bonds, however, regained some ground late in the period, benefiting from stabilizing economic data in China, indications that central banks overseas would keep interest rates low and the Fed’s decision in September not to hike its short-term interest rate target.

During the 12-month period ended October 31, 2015, high-yield bond fundamentals were relatively healthy with only minor deterioration. The trailing 12-month default rate on high-yield bonds rose modestly, but stayed well below the nearly 4% historic average, with most of the defaults coming from the energy and metals/mining sectors. Leverage — a measure of debt levels — increased slightly, but continued to be manageable. Interest expense coverage rates for issuers stayed near all-time highs. However, the average yield on bonds in the BofA Merrill Lynch U.S. High Yield Index2 rose meaningfully, to 7.45% by period end, pressuring high-yield bond prices. In addition, spreads — the difference between yields on U.S. Treasurys and high-yield bonds — widened. Against this backdrop, both demand for high-yield bonds and the supply of new issues slowed. Refinancing fell as a percentage of new issuance volumes, with an increased share of the total being used to fund mergers and acquisitions.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance High Income Opportunities Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 0.43%, compared to the -2.05% return of its primary benchmark, the BofA Merrill Lynch U.S. High Yield Index (the Index).

In terms of sectors, energy and metals/mining posted sizable declines in the Index during the 12-month period. In energy, the Fund’s bias toward high-quality, lower-cost producers and lack of exposure to offshore drillers drove credit selection that aided relative performance as compared to the Index. An underweight in metals/mining and a decision not to own unsecured coal or iron ore bonds also boosted performance relative to the Index. The Fund picked up additional ground from positioning in health care and retail, as both sectors delivered positive returns. Credit selection within telecommunications and an underweight in the better-performing banks & thrifts sector were modest detractors for performance.

Credit selection was the key to the Fund’s outperformance. During the period, as higher-quality bonds outperformed lower-quality ones, the Fund received a significant boost from credit selection in the lower-rated B and CCC-rated6 segments. In both segments, a bias toward shorter-duration7 bonds — which have less volatility than longer-duration issues — helped relative performance as compared to the Index. The Fund also gained from having a small cash position in a down market and a modest equity stake. By contrast, an underweight in the higher-rated, better-performing BB-rated segment negatively impacted relative performance as compared to the Index, as did credit selection in BBB-rated bonds.

Bonds with duration between zero and two years were the best performers in the Index this past year, while those with duration between two and five years were the weakest. However, the Fund’s holdings in bonds with duration between two and five years were the top-performing segment relative to the Index, based almost entirely on credit selection. These bonds represented about 44% of Fund assets. Credit selection and an overweight in the zero- to two-year duration segment also positively impacted performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Performance2,3

Portfolio Managers Michael W. Weilheimer, CFA, Kelley G. Baccei, and Stephen C. Concannon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/11/2004	08/19/1986	0.43%	6.96%	6.71%
Class A with 4.75% Maximum Sales Charge	—	—	–4.31	5.92	6.20
Class B at NAV	08/19/1986	08/19/1986	–0.32	6.17	5.95
Class B with 5% Maximum Sales Charge	—	—	–5.05	5.85	5.95
Class C at NAV	06/08/1994	08/19/1986	–0.34	6.17	5.93
Class C with 1% Maximum Sales Charge	—	—	–1.29	6.17	5.93
Class I at NAV	10/01/2009	08/19/1986	0.70	7.23	6.90
BofA Merrill Lynch U.S. High Yield Index	—	—	–2.05%	6.00%	7.48%
BofA Merrill Lynch U.S. High Yield Constrained Index	—	—	–2.03	6.00	7.51

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.89%	1.64%	1.64%	0.64%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2005	$17,835	N.A.
Class C	$10,000	10/31/2005	$17,795	N.A.
Class I	$250,000	10/31/2005	$487,162	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Fund Profile5

Credit Quality (% of bonds, loans and mortgage-backed securities)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]

Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$981.70	$4.55	0.91%
Class B	$1,000.00	$980.20	$8.29	1.66%
Class C	$1,000.00	$977.90	$8.28	1.66%
Class I	$1,000.00	$985.30	$3.30	0.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.63	0.91%
Class B	$1,000.00	$1,016.80	$8.44	1.66%
Class C	$1,000.00	$1,016.80	$8.44	1.66%
Class I	$1,000.00	$1,021.90	$3.36	0.66%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in High Income Opportunities Portfolio, at value (identified cost, $790,018,850)	$781,538,580
Receivable for Fund shares sold	5,202,702
Total assets	$786,741,282

Liabilities
Payable for Fund shares redeemed	$2,738,145
Distributions payable	767,352
Payable to affiliates:
Distribution and service fees	169,939
Trustees’ fees	42
Accrued expenses	159,352
Total liabilities	$3,834,830
Net Assets	$782,906,452

Sources of Net Assets
Paid-in capital	$890,004,805
Accumulated net realized loss from Portfolio	(96,260,197)
Accumulated distributions in excess of net investment income	(2,357,886)
Net unrealized depreciation from Portfolio	(8,480,270)
Total	$782,906,452

Class A Shares
Net Assets	$338,952,340
Shares Outstanding	77,030,633
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.40
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$4.62

Class B Shares
Net Assets	$9,910,117
Shares Outstanding	2,249,383
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.41

Class C Shares
Net Assets	$111,948,759
Shares Outstanding	25,440,213
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.40

Class I Shares
Net Assets	$322,095,236
Shares Outstanding	73,110,005
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.41

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income allocated from Portfolio	$38,504,327
Dividends allocated from Portfolio	457,647
Expenses allocated from Portfolio	(3,295,583)
Total investment income from Portfolio	$35,666,391

Expenses
Distribution and service fees
Class A	$754,608
Class B	127,223
Class C	1,173,412
Trustees’ fees and expenses	500
Custodian fee	42,159
Transfer and dividend disbursing agent fees	505,978
Legal and accounting services	38,600
Printing and postage	126,366
Registration fees	111,778
Miscellaneous	15,816
Total expenses	$2,896,440

Net investment income	$32,769,951

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(6,294,107)
Swap contracts	(12,591)
Foreign currency and forward foreign currency exchange contract transactions	1,009,599
Net realized loss	$(5,297,099)
Change in unrealized appreciation (depreciation) —
Investments	$(26,417,843)
Swap contracts	(123,191)
Foreign currency and forward foreign currency exchange contracts	(189,106)
Net change in unrealized appreciation (depreciation)	$(26,730,140)

Net realized and unrealized loss	$(32,027,239)

Net increase in net assets from operations	$742,712

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$32,769,951	$27,033,340
Net realized gain (loss) from investment transactions, securities sold short, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(5,297,099)	5,275,563
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(26,730,140)	(1,860,318)
Net increase in net assets from operations	$742,712	$30,448,585
Distributions to shareholders —
From net investment income
Class A	$(17,077,766)	$(16,285,866)
Class B	(628,748)	(1,049,452)
Class C	(5,777,370)	(6,510,695)
Class I	(12,128,484)	(6,851,709)
Tax return of capital
Class A	(906,479)	—
Class B	(31,380)	—
Class C	(300,846)	—
Class I	(666,104)	—
Total distributions to shareholders	$(37,517,177)	$(30,697,722)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$209,893,822	$92,259,245
Class B	181,294	873,636
Class C	21,872,959	23,985,133
Class I	283,133,243	116,267,053
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	15,410,302	13,671,119
Class B	554,489	888,613
Class C	4,666,535	4,938,728
Class I	8,515,839	2,839,227
Cost of shares redeemed
Class A	(151,075,555)	(80,389,836)
Class B	(2,799,763)	(4,215,180)
Class C	(29,816,729)	(26,109,077)
Class I	(117,774,302)	(40,773,341)
Net asset value of shares exchanged
Class A	3,587,032	3,352,514
Class B	(3,587,032)	(3,352,514)
Net increase in net assets from Fund share transactions	$242,762,134	$104,235,320

Net increase in net assets	$205,987,669	$103,986,183

Net Assets
At beginning of year	$576,918,783	$472,932,600
At end of year	$782,906,452	$576,918,783

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(2,357,886)	$(1,327,911)

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$4.650	$4.640	$4.490	$4.280	$4.370

Income (Loss) From Operations
Net investment income(1)	$0.237	$0.251	$0.275	$0.293	$0.320
Net realized and unrealized gain (loss)	(0.217)	0.044	0.164	0.224	(0.074)

Total income from operations	$0.020	$0.295	$0.439	$0.517	$0.246

Less Distributions
From net investment income	$(0.257)	$(0.285)	$(0.289)	$(0.307)	$(0.336)
Tax return of capital	(0.013)	—	—	—	—

Total distributions	$(0.270)	$(0.285)	$(0.289)	$(0.307)	$(0.336)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$4.400	$4.650	$4.640	$4.490	$4.280

Total Return(4)	0.43%	6.49%	10.04%	12.53%	5.73%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$338,952	$278,339	$249,642	$260,871	$238,331
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.90%	0.89%	0.92%	0.94%	0.99%
Net investment income	5.22%	5.36%	6.00%	6.72%	7.32%
Portfolio Turnover of the Portfolio	38%	44%	62%	76%	78%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$4.660	$4.650	$4.500	$4.280	$4.380

Income (Loss) From Operations
Net investment income(1)	$0.206	$0.217	$0.242	$0.262	$0.289
Net realized and unrealized gain (loss)	(0.220)	0.044	0.163	0.233	(0.085)

Total income (loss) from operations	$(0.014)	$0.261	$0.405	$0.495	$0.204

Less Distributions
From net investment income	$(0.224)	$(0.251)	$(0.255)	$(0.275)	$(0.304)
Tax return of capital	(0.012)	—	—	—	—

Total distributions	$(0.236)	$(0.251)	$(0.255)	$(0.275)	$(0.304)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$4.410	$4.660	$4.650	$4.500	$4.280

Total Return(4)	(0.32)%	5.72%	9.22%	11.94%	4.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,910	$16,243	$21,999	$31,171	$40,913
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.65%	1.64%	1.67%	1.69%	1.74%
Net investment income	4.53%	4.64%	5.28%	6.01%	6.58%
Portfolio Turnover of the Portfolio	38%	44%	62%	76%	78%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$4.650	$4.640	$4.490	$4.280	$4.370

Income (Loss) From Operations
Net investment income(1)	$0.204	$0.216	$0.241	$0.261	$0.287
Net realized and unrealized gain (loss)	(0.219)	0.044	0.164	0.224	(0.073)

Total income (loss) from operations	$(0.015)	$0.260	$0.405	$0.485	$0.214

Less Distributions
From net investment income	$(0.223)	$(0.250)	$(0.255)	$(0.275)	$(0.304)
Tax return of capital	(0.012)	—	—	—	—

Total distributions	$(0.235)	$(0.250)	$(0.255)	$(0.275)	$(0.304)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$4.400	$4.650	$4.640	$4.490	$4.280

Total Return(4)	(0.34)%	5.70%	9.23%	11.70%	4.96%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$111,949	$121,827	$118,991	$124,390	$121,128
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.65%	1.64%	1.67%	1.69%	1.74%
Net investment income	4.49%	4.62%	5.25%	5.97%	6.56%
Portfolio Turnover of the Portfolio	38%	44%	62%	76%	78%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$4.660	$4.650	$4.500	$4.280	$4.380

Income (Loss) From Operations
Net investment income(1)	$0.245	$0.261	$0.286	$0.304	$0.331
Net realized and unrealized gain (loss)	(0.213)	0.046	0.164	0.234	(0.083)

Total income from operations	$0.032	$0.307	$0.450	$0.538	$0.248

Less Distributions
From net investment income	$(0.268)	$(0.297)	$(0.300)	$(0.318)	$(0.348)
Tax return of capital	(0.014)	—	—	—	—

Total distributions	$(0.282)	$(0.297)	$(0.300)	$(0.318)	$(0.348)

Redemption fees(1)(2)	$—	$—	$—	$—	$0.000 (3)

Net asset value — End of year	$4.410	$4.660	$4.650	$4.500	$4.280

Total Return(4)	0.70%	6.75%	10.29%	13.06%	5.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$322,095	$160,509	$82,300	$71,485	$73,540
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.65%	0.64%	0.66%	0.69%	0.74%
Net investment income	5.42%	5.56%	6.23%	6.98%	7.55%
Portfolio Turnover of the Portfolio	38%	44%	62%	76%	78%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (60.7% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

14

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$35,612,368	$30,697,722
Tax return of capital	$1,904,809	$—

During the year ended October 31, 2015, accumulated net realized loss was increased by $1,889,539, accumulated distributions in excess of net investment income was decreased by $1,812,442 and paid-in capital was increased by $77,097 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, premium amortization, accretion of market discount, defaulted bond interest, partnership allocations and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(76,505,297)
Net unrealized depreciation	$(29,825,704)
Other temporary differences	$(767,352)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, swap contracts, investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount and defaulted bond interest.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $69,490,497 and deferred capital losses of $7,014,800, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($9,051,825), October 31, 2017 ($42,283,452) and October 31, 2019 ($18,155,220) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2015, $853,094 are short-term and $6,161,706 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $30,210 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $59,391 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

15

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $754,608 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $95,417 and $880,059 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $31,806 and $293,353 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $200, $16,000 and $6,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $332,515,348 and $131,783,975, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	46,334,658	19,692,534
Issued to shareholders electing to receive payments of distributions in Fund shares	3,407,517	2,924,241
Redemptions	(33,353,260)	(17,224,839)
Exchange from Class B shares	787,100	717,228

Net increase	17,176,015	6,109,164

16

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2015	2014

Sales	40,482	186,466
Issued to shareholders electing to receive payments of distributions in Fund shares	122,185	189,879
Redemptions	(616,056)	(901,007)
Exchange to Class A shares	(785,695)	(715,840)

Net decrease	(1,239,084)	(1,240,502)

	Year Ended October 31,
Class C	2015	2014

Sales	4,825,970	5,123,890
Issued to shareholders electing to receive payments of distributions in Fund shares	1,030,958	1,056,729
Redemptions	(6,617,347)	(5,598,508)

Net increase (decrease)	(760,419)	582,111

	Year Ended October 31,
Class I	2015	2014

Sales	62,716,183	24,886,801
Issued to shareholders electing to receive payments of distributions in Fund shares	1,889,478	606,254
Redemptions	(25,964,918)	(8,719,117)

Net increase	38,640,743	16,773,938

17

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income Opportunities Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2015

18

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments

Corporate Bonds & Notes — 79.6%

Security	Principal Amount (000’s omitted)	Value

Aerospace — 1.1%
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/21	$2,355	$2,487,469
Bombardier, Inc., 7.50%, 3/15/25(1)	1,435	1,119,300
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	80	84,000
Orbital ATK, Inc., 5.25%, 10/1/21	1,415	1,464,525
TransDigm, Inc., 6.00%, 7/15/22	5,055	5,130,825
TransDigm, Inc., 6.50%, 7/15/24	2,965	3,024,300
TransDigm, Inc., 7.50%, 7/15/21	490	519,400

		$13,829,819

Air Transportation — 0.2%
VistaJet Malta Finance PLC/VistaJet Co. Finance, LLC, 7.75%, 6/1/20(1)	$2,770	$2,409,900

		$2,409,900

Automotive & Auto Parts — 2.4%
American Axle & Manufacturing, Inc., 5.125%, 2/15/19	$660	$672,375
American Tire Distributors, Inc., 10.25%, 3/1/22(1)	3,320	3,369,800
FCA US, LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	6,275	6,745,625
Fiat Chrysler Automobiles N.V., 5.25%, 4/15/23	1,990	1,999,950
General Motors Financial Co., Inc., 3.25%, 5/15/18	340	344,346
General Motors Financial Co., Inc., 4.75%, 8/15/17	320	332,702
General Motors Financial Co., Inc., 6.75%, 6/1/18	1,375	1,506,523
Navistar International Corp., 8.25%, 11/1/21	4,200	3,289,125
Schaeffler Holding Finance B.V., 6.75%, 11/15/22(1)(2)	6,857	7,525,558
Schaeffler Holding Finance B.V., 6.875%, 8/15/18(1)(2)	2,700	2,801,250
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	1,280	1,297,600
ZF North America Capital, Inc., 4.50%, 4/29/22(1)	770	778,177
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	675	664,875

		$31,327,906

Banks & Thrifts — 0.4%
Ally Financial, Inc., 5.50%, 2/15/17	$1,200	$1,242,000
Ally Financial, Inc., 6.25%, 12/1/17	1,795	1,920,650
CIT Group, Inc., 5.25%, 3/15/18	605	636,006
CIT Group, Inc., 5.375%, 5/15/20	230	248,688
CIT Group, Inc., 5.50%, 2/15/19(1)	1,465	1,560,225

		$5,607,569

Broadcasting — 1.8%
AMC Networks, Inc., 7.75%, 7/15/21	$2,825	$3,043,937
iHeartCommunications, Inc., 11.25%, 3/1/21	1,500	1,288,125

Security	Principal Amount (000’s omitted)	Value

Broadcasting (continued)
Netflix, Inc., 5.50%, 2/15/22(1)	$3,165	$3,354,900
Netflix, Inc., 5.875%, 2/15/25(1)	4,540	4,823,750
Sirius XM Radio, Inc., 5.875%, 10/1/20(1)	665	708,558
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	5,895	6,238,678
Starz, LLC/Starz Finance Corp., 5.00%, 9/15/19	1,475	1,513,424
Tribune Media Co., 5.875%, 7/15/22(1)	2,675	2,755,250

		$23,726,622

Building Materials — 1.9%
Brundage-Bone Concrete Pumping, Inc., 10.375%, 9/1/21(1)	$2,000	$2,050,000
Builders FirstSource, Inc., 10.75%, 8/15/23(1)	1,760	1,826,000
Building Materials Corp. of America, 5.375%, 11/15/24(1)	2,905	3,003,044
Building Materials Corp. of America, 6.00%, 10/15/25(1)	2,710	2,892,925
HD Supply, Inc., 5.25%, 12/15/21(1)	1,630	1,717,612
HD Supply, Inc., 7.50%, 7/15/20	4,070	4,354,900
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	2,885	2,704,687
Nortek, Inc., 8.50%, 4/15/21	2,290	2,438,850
Rexel SA, 5.25%, 6/15/20(1)	2,700	2,822,175
USG Corp., 5.50%, 3/1/25(1)	345	356,213
USG Corp., 5.875%, 11/1/21(1)	880	931,700

		$25,098,106

Cable / Satellite TV — 5.3%
Altice Financing SA, 6.625%, 2/15/23(1)	$2,535	$2,547,675
Altice Finco SA, 7.625%, 2/15/25(1)	365	346,750
Altice Luxembourg SA, 7.625%, 2/15/25(1)	1,265	1,166,330
Altice Luxembourg SA, 7.75%, 5/15/22(1)	2,660	2,566,900
Cable One, Inc., 5.75%, 6/15/22(1)	1,355	1,392,263
Cablevision Systems Corp., 7.75%, 4/15/18	790	831,475
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	2,165	2,198,354
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	3,855	3,826,087
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	2,010	2,045,175
CCO Holdings, LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	710	730,413
CSC Holdings, LLC, 5.25%, 6/1/24	385	339,566
CSC Holdings, LLC, 6.75%, 11/15/21	5,020	4,884,460
CSC Holdings, LLC, 7.625%, 7/15/18	1,620	1,723,275
DISH DBS Corp., 5.875%, 7/15/22	2,880	2,829,600
DISH DBS Corp., 5.875%, 11/15/24	1,705	1,635,095

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Cable / Satellite TV (continued)
DISH DBS Corp., 6.75%, 6/1/21	$6,480	$6,755,400
Neptune Finco Corp., 10.125%, 1/15/23(1)	3,950	4,187,000
Neptune Finco Corp., 10.875%, 10/15/25(1)	4,595	4,905,162
Numericable-SFR SAS, 4.875%, 5/15/19(1)	1,555	1,570,550
Numericable-SFR SAS, 6.00%, 5/15/22(1)	4,975	4,999,875
Numericable-SFR SAS, 6.25%, 5/15/24(1)	585	586,463
Unitymedia GmbH, 6.125%, 1/15/25(1)	935	960,713
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23(1)	2,370	2,444,773
UPCB Finance V, Ltd., 7.25%, 11/15/21(1)	1,053	1,125,394
UPCB Finance VI, Ltd., 6.875%, 1/15/22(1)	1,688	1,790,859
Virgin Media Finance PLC, 5.75%, 1/15/25(1)	1,930	1,901,050
Virgin Media Finance PLC, 6.375%, 4/15/23(1)	2,240	2,315,600
Virgin Media Secured Finance PLC, 5.25%, 1/15/26(1)	2,610	2,616,525
VTR Finance B.V., 6.875%, 1/15/24(1)	1,615	1,570,588
Ziggo Bond Finance B.V., 5.875%, 1/15/25(1)	1,225	1,171,406

		$67,964,776

Capital Goods — 1.0%
Accudyne Industries Borrower/Accudyne Industries, LLC, 7.75%, 12/15/20(1)	$2,045	$1,784,262
Anixter, Inc., 5.50%, 3/1/23(1)	2,335	2,416,725
CNH Industrial Capital, LLC, 6.25%, 11/1/16	1,910	1,976,850
HRG Group, Inc., 7.875%, 7/15/19	2,325	2,473,219
HRG Group, Inc., 7.875%, 7/15/19(1)	2,875	3,058,281
Manitowoc Co., Inc. (The), 5.875%, 10/15/22	820	850,750

		$12,560,087

Chemicals — 1.2%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B B.V., 7.375%, 5/1/21(1)	$2,825	$2,994,500
Kissner Milling Co., Ltd., 7.25%, 6/1/19(1)	3,745	3,815,219
Platform Specialty Products Corp., 6.50%, 2/1/22(1)	3,155	2,697,525
Tronox Finance, LLC, 6.375%, 8/15/20	3,115	2,234,078
Tronox Finance, LLC, 7.50%, 3/15/22(1)	950	674,500
W.R. Grace & Co., 5.125%, 10/1/21(1)	2,270	2,366,475
W.R. Grace & Co., 5.625%, 10/1/24(1)	525	544,031

		$15,326,328

Consumer Products — 2.2%
Alphabet Holding Co., Inc., 7.75%, 11/1/17(2)	$10,785	$10,623,225
CBC Ammo, LLC/CBC FinCo, Inc., 7.25%, 11/15/21(1)	2,430	2,284,200
Radio Systems Corp., 8.375%, 11/1/19(1)	1,365	1,452,019

Security		Principal Amount (000’s omitted)		Value

Consumer Products (continued)
Scotts Miracle-Gro Co. (The), 6.00%, 10/15/23(1)		$925		$978,188
Spectrum Brands, Inc., 5.75%, 7/15/25(1)		3,285		3,519,056
Spectrum Brands, Inc., 6.375%, 11/15/20		1,110		1,190,475
Tempur Sealy International, Inc., 5.625%, 10/15/23(1)		1,910		2,007,887
Tempur Sealy International, Inc., 6.875%, 12/15/20		2,020		2,171,500
Vista Outdoor, Inc., 5.875%, 10/1/23(1)		3,365		3,524,837

				$27,751,387

Containers — 1.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.337%, 12/15/19(1)(3)		$1,105		$1,091,188
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 6/30/21(1)		385		379,225
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.25%, 1/31/19(1)		785		797,756
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.00%, 11/15/20(1)		520		523,604
Berry Plastics Corp., 6.00%, 10/15/22(1)		1,770		1,858,500
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., 5.625%, 12/15/16(1)		390		390,975
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)		3,985		4,236,553
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)		995		1,061,541
Reynolds Group Holdings, Inc., 6.875%, 2/15/21		1,855		1,943,112
Reynolds Group Holdings, Inc., 8.25%, 2/15/21		1,695		1,769,156
Reynolds Group Holdings, Inc., 9.875%, 8/15/19		4,375		4,610,156
SIG Combibloc Holdings SCA, 7.75%, 2/15/23(1)	EUR	4,605	*	5,368,736

				$24,030,502

Diversified Financial Services — 2.0%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.50%, 5/15/21		$375		$386,250
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.625%, 10/30/20		1,035		1,073,813
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.625%, 7/1/22		795		813,881
Alliance Data Systems Corp., 6.375%, 4/1/20(1)		1,155		1,196,869
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16(1)		538		539,950
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 3.50%, 3/15/17		725		735,295
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.00%, 8/1/20		1,390		1,457,762
International Lease Finance Corp., 4.625%, 4/15/21		895		928,563
International Lease Finance Corp., 6.25%, 5/15/19		975		1,062,750

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Diversified Financial Services (continued)
International Lease Finance Corp., 8.25%, 12/15/20	$1,565	$1,874,087
International Lease Finance Corp., 8.625%, 1/15/22	1,815	2,239,256
International Lease Finance Corp., 8.75%, 3/15/17	1,230	1,329,937
Navient Corp., 5.50%, 1/15/19	3,085	3,073,431
Navient Corp., 5.875%, 10/25/24	1,290	1,156,163
Navient Corp., 7.25%, 1/25/22	85	84,416
Navient Corp., 8.00%, 3/25/20	6,065	6,444,062
Quicken Loans, Inc., 5.75%, 5/1/25(1)	1,290	1,285,163

		$25,681,648

Diversified Media — 0.5%
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/22	$1,095	$1,131,956
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22	2,125	2,223,281
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/20	445	453,344
IAC/InterActiveCorp, 4.875%, 11/30/18	1,845	1,902,656
National CineMedia, LLC, 6.00%, 4/15/22	1,215	1,271,133

		$6,982,370

Energy — 11.0%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	$3,150	$3,279,937
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 5/20/22	4,635	4,913,100
AmeriGas Partners, L.P./AmeriGas Finance Corp., 6.25%, 8/20/19	1,260	1,291,500
Antero Resources Corp., 5.375%, 11/1/21	6,975	6,451,875
Antero Resources Corp., 5.625%, 6/1/23(1)	1,295	1,197,875
Antero Resources Corp., 6.00%, 12/1/20	425	410,125
Blue Racer Midstream, LLC/Blue Racer Finance Corp., 6.125%, 11/15/22(1)	2,195	2,063,300
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	2,155	1,562,375
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	1,240	1,236,900
Chesapeake Energy Corp., 3.571%, 4/15/19(3)	2,195	1,421,263
Chesapeake Energy Corp., 6.125%, 2/15/21	2,910	1,920,309
Chesapeake Energy Corp., 7.25%, 12/15/18	1,790	1,449,900
Concho Resources, Inc., 5.50%, 4/1/23	3,745	3,782,450
Concho Resources, Inc., 6.50%, 1/15/22	1,340	1,395,275
Concho Resources, Inc., 7.00%, 1/15/21	1,585	1,644,438
CrownRock, L.P./CrownRock Finance, Inc., 7.125%, 4/15/21(1)	2,840	2,893,250
CrownRock, L.P./CrownRock Finance, Inc., 7.75%, 2/15/23(1)	3,495	3,617,325

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	$3,430	$3,387,125
Denbury Resources, Inc., 5.50%, 5/1/22	715	504,075
Endeavor Energy Resources, L.P./EER Finance, Inc., 7.00%, 8/15/21(1)	3,500	3,377,500
Endeavor Energy Resources, L.P./EER Finance, Inc., 8.125%, 9/15/23(1)	1,035	1,042,763
Energy Transfer Equity, L.P., 5.875%, 1/15/24	6,860	6,680,096
Energy Transfer Equity, L.P., 7.50%, 10/15/20	1,780	1,922,756
EP Energy, LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	2,100	1,627,500
Gulfport Energy Corp., 6.625%, 5/1/23	3,315	3,049,800
Gulfport Energy Corp., 7.75%, 11/1/20	4,710	4,686,450
Halcon Resources Corp., 8.625%, 2/1/20(1)	595	515,419
Harvest Operations Corp., 6.875%, 10/1/17	800	680,000
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.50%, 3/1/20	575	575,000
Laredo Petroleum, Inc., 5.625%, 1/15/22	1,000	945,000
Laredo Petroleum, Inc., 7.375%, 5/1/22	480	476,400
Matador Resources Co., 6.875%, 4/15/23	3,970	3,999,775
Memorial Resource Development Corp., 5.875%, 7/1/22	7,430	7,039,925
Noble Energy, Inc., 5.625%, 5/1/21	1,740	1,766,408
Noble Energy, Inc., 5.875%, 6/1/22	2,735	2,758,622
Paramount Resources, Ltd., 6.875%, 6/30/23(1)	1,890	1,672,650
PBF Holding Co., LLC/PBF Finance Corp., 8.25%, 2/15/20	2,530	2,669,150
PBF Logistics, L.P./PBF Logistics Finance Corp., 6.875%, 5/15/23(1)	3,680	3,440,800
Precision Drilling Corp., 6.50%, 12/15/21	1,315	1,150,625
RSP Permian, Inc., 6.625%, 10/1/22	3,180	3,164,100
RSP Permian, Inc., 6.625%, 10/1/22(1)	1,550	1,542,250
Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	3,625	3,615,937
Sabine Pass Liquefaction, LLC, 5.625%, 4/15/23	2,690	2,631,156
Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25(1)	4,060	3,907,750
Sabine Pass Liquefaction, LLC, 5.75%, 5/15/24	1,220	1,180,350
Sabine Pass LNG, L.P., 6.50%, 11/1/20	2,260	2,288,250
Sabine Pass LNG, L.P., 7.50%, 11/30/16	6,995	7,252,941
SESI, LLC, 6.375%, 5/1/19	1,740	1,726,950
Seven Generations Energy, Ltd., 6.75%, 5/1/23(1)	2,665	2,438,475
Seven Generations Energy, Ltd., 8.25%, 5/15/20(1)	4,290	4,182,750
Seventy Seven Energy, Inc., 6.50%, 7/15/22	1,810	556,575
Seventy Seven Operating, LLC, 6.625%, 11/15/19	1,025	612,438
SM Energy Co., 6.125%, 11/15/22	910	889,525
SM Energy Co., 6.50%, 11/15/21	1,895	1,895,000
SM Energy Co., 6.50%, 1/1/23	1,940	1,921,368

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Sunoco, L.P./Sunoco Finance Corp., 6.375%, 4/1/23(1)	$2,315	$2,343,937
Tesoro Corp., 5.375%, 10/1/22	1,970	2,006,938
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)	640	665,600
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 6.25%, 10/15/22(1)	1,530	1,598,850
Triangle USA Petroleum Corp., 6.75%, 7/15/22(1)	1,465	695,875
Williams Partners, L.P./ACMP Finance Corp., 4.875%, 3/15/24	390	351,755

		$141,967,806

Entertainment / Film — 0.2%
Activision Blizzard, Inc., 6.125%, 9/15/23(1)	$1,070	$1,167,638
Regal Entertainment Group, 5.75%, 3/15/22	1,065	1,103,606

		$2,271,244

Environmental — 0.6%
ADS Waste Holdings, Inc., 8.25%, 10/1/20	$4,145	$4,372,975
Clean Harbors, Inc., 5.125%, 6/1/21	1,180	1,217,170
Covanta Holding Corp., 5.875%, 3/1/24	940	937,650
Covanta Holding Corp., 6.375%, 10/1/22	1,430	1,508,650

		$8,036,445

Food & Drug Retail — 0.6%
Rite Aid Corp., 6.125%, 4/1/23(1)	$6,815	$7,368,719

		$7,368,719

Food / Beverage / Tobacco — 1.6%
Constellation Brands, Inc., 4.25%, 5/1/23	$2,940	$3,017,175
Constellation Brands, Inc., 6.00%, 5/1/22	565	632,800
Dean Foods Co., 6.50%, 3/15/23(1)	6,375	6,741,562
Pilgrim’s Pride Corp., 5.75%, 3/15/25(1)	4,490	4,602,250
Post Holdings, Inc., 6.00%, 12/15/22(1)	1,250	1,260,938
Post Holdings, Inc., 6.75%, 12/1/21(1)	580	601,750
Post Holdings, Inc., 7.75%, 3/15/24(1)	1,880	2,013,950
Post Holdings, Inc., 8.00%, 7/15/25(1)	940	1,022,250
WhiteWave Foods Co. (The), 5.375%, 10/1/22	920	989,000

		$20,881,675

Gaming — 2.2%
Boyd Gaming Corp. Step Coupon HoldCo Note, 6.00% to 11/20/15, 11/20/18(2)(4)(5)(6)	$2,605	$2,692,200

Security	Principal Amount (000’s omitted)	Value

Gaming (continued)
Buffalo Thunder Development Authority, 11.00%, 12/9/22(1)	$2,685	$1,812,294
GLP Capital, L.P./GLP Financing II, Inc., 4.875%, 11/1/20	2,470	2,556,450
International Game Technology PLC, 6.50%, 2/15/25(1)	720	680,400
MGM Resorts International, 6.00%, 3/15/23	4,590	4,693,275
MGM Resorts International, 6.625%, 12/15/21	1,060	1,136,850
MGM Resorts International, 7.75%, 3/15/22	3,900	4,343,625
New Cotai, LLC/New Cotai Capital Corp., 10.625%, 5/1/19(1)(2)	2,687	2,092,284
Station Casinos, LLC, 7.50%, 3/1/21	1,560	1,673,100
Studio City Finance, Ltd., 8.50%, 12/1/20(1)	4,370	4,446,475
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15(1)(7)	3,605	2,086,394

		$28,213,347

Health Care — 11.0%
Air Medical Merger Sub Corp., 6.375%, 5/15/23(1)	$2,050	$1,875,750
Alere, Inc., 6.375%, 7/1/23(1)	3,050	3,179,625
Alere, Inc., 6.50%, 6/15/20	1,020	1,058,250
Alere, Inc., 7.25%, 7/1/18	515	538,819
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(1)	3,115	2,920,312
AmSurg Corp., 5.625%, 11/30/20	2,035	2,080,787
AmSurg Corp., 5.625%, 7/15/22	1,825	1,799,906
Capsugel SA, 7.00%, 5/15/19(1)(2)	785	792,359
Centene Corp., 4.75%, 5/15/22	885	885,000
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	1,325	1,354,813
CHS/Community Health Systems, Inc., 6.875%, 2/1/22	4,310	4,363,875
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	4,185	4,310,550
Concordia Healthcare Corp., 9.50%, 10/21/22(1)	6,330	6,235,050
ConvaTec Finance International SA, 8.25%, 1/15/19(1)(2)	4,055	4,060,069
ConvaTec Healthcare E SA, 10.50%, 12/15/18(1)	3,420	3,539,700
DJO Finco, Inc./DJO Finance, LLC/DJO Finance Corp., 8.125%, 6/15/21(1)	1,590	1,582,050
Endo Finance, LLC/Endo Finco, Inc., 7.25%, 12/15/20(1)	540	560,925
Endo Finance, LLC/Endo Finco, Inc., 7.75%, 1/15/22(1)	185	192,863
Endo Ltd./Endo Finance, LLC/Endo Finco, Inc., 6.00%, 7/15/23(1)	2,690	2,703,450
Endo Ltd./Endo Finance, LLC/Endo Finco, Inc., 6.00%, 2/1/25(1)	1,610	1,610,000

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Health Care (continued)
ExamWorks Group, Inc., 5.625%, 4/15/23	$1,535	$1,602,156
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(1)	1,510	1,647,788
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(1)	1,260	1,379,700
Grifols Worldwide Operations, Ltd., 5.25%, 4/1/22	4,160	4,316,000
HCA, Inc., 6.50%, 2/15/20	505	566,231
HCA, Inc., 7.50%, 2/15/22	1,530	1,767,150
HCA Holdings, Inc., 6.25%, 2/15/21	1,030	1,130,425
HealthSouth Corp., 5.75%, 11/1/24(1)	1,335	1,341,675
HealthSouth Corp., 5.75%, 9/15/25(1)	1,660	1,651,700
Hill-Rom Holdings, Inc., 5.75%, 9/1/23(1)	1,285	1,317,125
Hologic, Inc., 5.25%, 7/15/22(1)	3,260	3,414,850
Horizon Pharma Financing, Inc., 6.625%, 5/1/23(1)	6,120	5,324,400
IMS Health, Inc., 6.00%, 11/1/20(1)	1,710	1,774,125
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(1)	9,365	9,400,119
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	7,830	8,287,272
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC, 4.875%, 4/15/20(1)	1,280	1,233,600
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC, 5.50%, 4/15/25(1)	1,280	1,171,200
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC, 5.625%, 10/15/23(1)	4,790	4,526,550
MPH Acquisition Holdings, LLC, 6.625%, 4/1/22(1)	6,330	6,472,425
Opal Acquisition, Inc., 8.875%, 12/15/21(1)	1,985	1,771,613
Sterigenics-Nordion Holdings, LLC, 6.50%, 5/15/23(1)	1,960	1,977,150
Surgical Care Affiliates, Inc., 6.00%, 4/1/23(1)	3,525	3,560,250
Teleflex, Inc., 5.25%, 6/15/24	845	868,238
Tenet Healthcare Corp., 6.00%, 10/1/20	1,615	1,752,275
Tenet Healthcare Corp., 6.75%, 6/15/23	1,830	1,836,863
Tenet Healthcare Corp., 8.125%, 4/1/22	4,945	5,254,062
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(1)	4,670	3,946,150
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(1)	6,005	5,066,719
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	6,395	5,771,487
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(1)	1,530	1,391,351
WellCare Health Plans, Inc., 5.75%, 11/15/20	4,190	4,394,262

		$141,559,064

Homebuilders / Real Estate — 0.6%
ESH Hospitality, Inc., 5.25%, 5/1/25(1)	$1,345	$1,356,701

Security	Principal Amount (000’s omitted)	Value

Homebuilders / Real Estate (continued)
Greystar Real Estate Partners, LLC, 8.25%, 12/1/22(1)	$1,950	$2,062,125
TRI Pointe Holdings, Inc., 4.375%, 6/15/19	1,860	1,857,675
TRI Pointe Holdings, Inc., 5.875%, 6/15/24	2,365	2,376,825

		$7,653,326

Hotels — 0.6%
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	$3,310	$3,492,149
Playa Resorts Holding B.V., 8.00%, 8/15/20(1)	2,580	2,631,600
RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23	1,285	1,333,188

		$7,456,937

Insurance — 0.9%
Hub Holdings, LLC/Hub Holdings Finance, Inc., 8.125%, 7/15/19(1)(2)	$1,840	$1,798,600
Hub International, Ltd., 7.875%, 10/1/21(1)	3,690	3,690,000
USI, Inc., 7.75%, 1/15/21(1)	2,890	2,908,062
Wayne Merger Sub, LLC, 8.25%, 8/1/23(1)	2,790	2,786,513

		$11,183,175

Leisure — 0.8%
NCL Corp., Ltd., 5.00%, 2/15/18	$1,490	$1,516,075
NCL Corp., Ltd., 5.25%, 11/15/19(1)	1,030	1,064,119
Royal Caribbean Cruises, Ltd., 7.25%, 6/15/16	535	552,537
Royal Caribbean Cruises, Ltd., 7.25%, 3/15/18	1,355	1,490,500
Viking Cruises, Ltd., 6.25%, 5/15/25(1)	1,820	1,797,250
Viking Cruises, Ltd., 8.50%, 10/15/22(1)	3,110	3,397,675

		$9,818,156

Metals / Mining — 0.8%
Eldorado Gold Corp., 6.125%, 12/15/20(1)	$3,720	$3,482,850
IAMGOLD Corp., 6.75%, 10/1/20(1)	1,375	1,045,000
Imperial Metals Corp., 7.00%, 3/15/19(1)	935	911,625
New Gold, Inc., 6.25%, 11/15/22(1)	1,535	1,323,938
Novelis, Inc., 8.375%, 12/15/17	1,025	1,037,684
SunCoke Energy, Inc., 7.625%, 8/1/19	89	90,624
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.375%, 2/1/20	2,130	1,778,550
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.375%, 2/1/20(1)	315	263,025

		$9,933,296

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Paper — 0.0%(8)
Domtar Corp., 10.75%, 6/1/17	$520	$587,512

		$587,512

Publishing / Printing — 0.5%
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 9.75%, 4/1/21	$4,645	$5,109,500
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, 8/1/19(1)(2)	1,095	1,118,269

		$6,227,769

Railroad — 0.1%
Florida East Coast Holdings Corp., 6.75%, 5/1/19(1)	$840	$848,190
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	1,045	1,050,225

		$1,898,415

Restaurants — 1.3%
1011778 B.C. ULC/New Red Finance, Inc., 4.625%, 1/15/22(1)	$3,680	$3,744,400
1011778 B.C. ULC/New Red Finance, Inc., 6.00%, 4/1/22(1)	5,540	5,805,920
NPC International, Inc., 10.50%, 1/15/20	5,235	5,536,013
Yum! Brands, Inc., 3.75%, 11/1/21	990	934,524
Yum! Brands, Inc., 3.875%, 11/1/23	265	239,888
Yum! Brands, Inc., 5.30%, 9/15/19	600	626,983

		$16,887,728

Services — 5.1%
Acosta, Inc., 7.75%, 10/1/22(1)	$7,705	$7,473,850
Audatex North America, Inc., 6.00%, 6/15/21(1)	2,360	2,385,394
Audatex North America, Inc., 6.125%, 11/1/23(1)	5,120	5,171,200
BlueLine Rental Finance Corp., 7.00%, 2/1/19(1)	2,245	2,284,288
Carlson Travel Holdings, Inc., 7.50%, 8/15/19(1)(2)	3,674	3,701,555
Carlson Wagonlit B.V., 6.875%, 6/15/19(1)	3,655	3,842,319
CEB, Inc., 5.625%, 6/15/23(1)	815	830,281
Emdeon, Inc., 6.00%, 2/15/21(1)	1,305	1,283,794
FTI Consulting, Inc., 6.00%, 11/15/22	1,230	1,308,413
Hertz Corp. (The), 6.25%, 10/15/22	1,560	1,614,600
IHS, Inc., 5.00%, 11/1/22	2,255	2,286,006
Laureate Education, Inc., 10.00%, 9/1/19(1)	15,155	12,105,056
Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(1)	6,315	6,504,450
Sabre GLBL, Inc., 5.375%, 4/15/23(1)	905	923,100
ServiceMaster Co., LLC (The), 7.45%, 8/15/27	2,000	2,055,000
TMS International Corp., 7.625%, 10/15/21(1)	1,690	1,554,800

Security	Principal Amount (000’s omitted)	Value

Services (continued)
United Rentals North America, Inc., 6.125%, 6/15/23	$3,105	$3,255,592
United Rentals North America, Inc., 7.375%, 5/15/20	4,060	4,328,975
United Rentals North America, Inc., 7.625%, 4/15/22	1,275	1,389,890
United Rentals North America, Inc., 8.25%, 2/1/21	92	97,290
Vander Intermediate Holding II Corp., 9.75%, 2/1/19(1)(2)	2,015	1,753,050

		$66,148,903

Steel — 0.2%
ArcelorMittal, 7.00%, 2/25/22	$670	$639,850
JMC Steel Group, Inc., 8.25%, 3/15/18(1)	2,885	1,976,225
Steel Dynamics, Inc., 5.50%, 10/1/24	505	499,950

		$3,116,025

Super Retail — 4.6%
Argos Merger Sub, Inc., 7.125%, 3/15/23(1)	$5,425	$5,723,375
Chinos Intermediate Holdings A, Inc., 7.75%, 5/1/19(1)(2)	1,535	529,575
Dollar Tree, Inc., 5.25%, 3/1/20(1)	1,880	1,969,300
Dollar Tree, Inc., 5.75%, 3/1/23(1)	6,525	6,908,344
Hot Topic, Inc., 9.25%, 6/15/21(1)	5,270	5,111,900
L Brands, Inc., 6.625%, 4/1/21	3,670	4,174,625
L Brands, Inc., 6.875%, 11/1/35(1)	4,010	4,195,462
L Brands, Inc., 8.50%, 6/15/19	3,620	4,289,700
Levi Strauss & Co., 6.875%, 5/1/22	2,270	2,499,838
Michaels Stores, Inc., 5.875%, 12/15/20(1)	1,340	1,420,400
Murphy Oil USA, Inc., 6.00%, 8/15/23	3,995	4,234,700
Party City Holdings, Inc., 6.125%, 8/15/23(1)	3,870	4,005,450
Petco Animal Supplies, Inc., 9.25%, 12/1/18(1)	3,100	3,196,875
Petco Holdings, Inc., 8.50%, 10/15/17(1)(2)	2,730	2,784,600
PVH Corp., 7.75%, 11/15/23	3,385	3,985,837
rue21, Inc., 9.00%, 10/15/21(1)	4,235	3,536,225
Sally Holdings, LLC/Sally Capital, Inc., 5.75%, 6/1/22	850	901,000

		$59,467,206

Technology — 6.3%
Alcatel-Lucent USA, Inc., 4.625%, 7/1/17(1)	$1,110	$1,146,075
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20(1)	2,270	2,420,387
Alcatel-Lucent USA, Inc., 8.875%, 1/1/20(1)	7,400	8,029,000
Avaya, Inc., 9.00%, 4/1/19(1)	1,380	1,131,600
Avaya, Inc., 10.50%, 3/1/21(1)	2,848	1,117,781
CommScope Holding Co., Inc., 6.625%, 6/1/20(1)(2)	1,565	1,633,469
CommScope Technologies Finance, LLC, 6.00%, 6/15/25(1)	4,775	4,858,562

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Technology (continued)
CommScope, Inc., 4.375%, 6/15/20(1)	$945	$966,263
CommScope, Inc., 5.50%, 6/15/24(1)	2,500	2,484,375
First Data Corp., 5.375%, 8/15/23(1)	4,880	5,032,500
First Data Corp., 6.75%, 11/1/20(1)	390	411,938
First Data Corp., 7.00%, 12/1/23(1)(9)	9,365	9,575,712
First Data Corp., 10.625%, 6/15/21	1,251	1,399,556
First Data Corp., 11.25%, 1/15/21	1,758	1,947,337
First Data Corp., 11.75%, 8/15/21	1,889	2,157,611
Freescale Semiconductor, Inc., 6.00%, 1/15/22(1)	2,015	2,151,012
Infor (US), Inc., 5.75%, 8/15/20(1)	1,865	1,906,962
Infor (US), Inc., 6.50%, 5/15/22(1)	4,485	4,260,750
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, 5/1/21(1)(2)	2,205	1,916,961
Italics Merger Sub, Inc., 7.125%, 7/15/23(1)	2,340	2,327,107
Micron Technology, Inc., 5.25%, 8/1/23(1)	2,075	2,032,442
Micron Technology, Inc., 5.50%, 2/1/25	1,255	1,198,525
Micron Technology, Inc., 5.625%, 1/15/26(1)	965	909,513
MSCI, Inc., 5.75%, 8/15/25(1)	1,275	1,347,675
Nuance Communications, Inc., 5.375%, 8/15/20(1)	2,600	2,665,000
NXP B.V./NXP Funding, LLC, 5.75%, 2/15/21(1)	805	844,244
Plantronics, Inc., 5.50%, 5/31/23(1)	2,645	2,697,900
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23(1)	2,930	3,083,825
SunGard Availability Services Capital, Inc., 8.75%, 4/1/22(1)	2,465	1,552,950
VeriSign, Inc., 5.25%, 4/1/25	1,225	1,252,562
Zebra Technologies Corp., 7.25%, 10/15/22	5,560	6,067,350

		$80,526,944

Telecommunications — 5.9%
CenturyLink, Inc., 6.75%, 12/1/23	$2,690	$2,679,912
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23	515	478,693
Digicel, Ltd., 6.00%, 4/15/21(1)	1,685	1,524,925
Digicel, Ltd., 6.75%, 3/1/23(1)	2,315	2,095,075
Frontier Communications Corp., 6.25%, 9/15/21	1,690	1,517,620
Frontier Communications Corp., 6.875%, 1/15/25	1,950	1,692,302
Frontier Communications Corp., 7.625%, 4/15/24	285	256,500
Frontier Communications Corp., 10.50%, 9/15/22(1)	2,495	2,594,800
Frontier Communications Corp., 11.00%, 9/15/25(1)	4,840	5,085,001
Hughes Satellite Systems Corp., 6.50%, 6/15/19	3,087	3,409,591
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	2,210	2,022,150
Intelsat Jackson Holdings SA, 7.50%, 4/1/21	345	313,088
Intelsat Luxembourg SA, 7.75%, 6/1/21	2,905	1,728,475
Intelsat Luxembourg SA, 8.125%, 6/1/23	2,605	1,556,487

Security	Principal Amount (000’s omitted)	Value

Telecommunications (continued)
Level 3 Financing, Inc., 5.375%, 1/15/24(1)(9)	$1,415	$1,436,225
SBA Telecommunications, Inc., 5.75%, 7/15/20	2,270	2,377,825
Sprint Capital Corp., 8.75%, 3/15/32	1,255	1,132,638
Sprint Communications, Inc., 6.00%, 11/15/22	255	218,532
Sprint Communications, Inc., 7.00%, 8/15/20	780	725,400
Sprint Communications, Inc., 9.00%, 11/15/18(1)	4,995	5,503,841
Sprint Communications, Inc., 9.125%, 3/1/17	1,140	1,188,450
Sprint Corp., 7.25%, 9/15/21	3,550	3,270,437
Sprint Corp., 7.625%, 2/15/25	3,590	3,195,100
Sprint Corp., 7.875%, 9/15/23	11,185	10,346,125
T-Mobile USA, Inc., 6.25%, 4/1/21	895	926,236
T-Mobile USA, Inc., 6.375%, 3/1/25	1,225	1,234,188
T-Mobile USA, Inc., 6.464%, 4/28/19	865	892,031
T-Mobile USA, Inc., 6.625%, 4/1/23	1,135	1,161,604
T-Mobile USA, Inc., 6.633%, 4/28/21	1,580	1,639,250
T-Mobile USA, Inc., 6.731%, 4/28/22	560	579,600
Wind Acquisition Finance SA, 4.75%, 7/15/20(1)	4,170	4,274,250
Wind Acquisition Finance SA, 7.375%, 4/23/21(1)	2,745	2,772,450
Windstream Services, LLC, 7.75%, 10/1/21	3,955	3,429,736
Zayo Group, LLC/Zayo Capital, Inc., 6.00%, 4/1/23(1)	2,305	2,355,710

		$75,614,247

Transportation Ex Air / Rail — 1.0%
CEVA Group, PLC, 7.00%, 3/1/21(1)	$500	$454,375
CEVA Group, PLC, 9.00%, 9/1/21(1)	1,760	1,513,600
XPO Logistics, Inc., 6.50%, 6/15/22(1)	3,995	3,580,519
XPO Logistics, Inc., 7.875%, 9/1/19(1)	7,700	7,777,000

		$13,325,494

Utilities — 1.8%
AES Corp. (The), 5.50%, 3/15/24	$790	$750,500
Calpine Corp., 5.375%, 1/15/23	2,075	1,986,812
Calpine Corp., 5.75%, 1/15/25	670	637,338
Dynegy, Inc., 6.75%, 11/1/19	3,170	3,177,925
Dynegy, Inc., 7.375%, 11/1/22	2,515	2,542,866
Dynegy, Inc., 7.625%, 11/1/24	2,155	2,171,162
NRG Energy, Inc., 7.875%, 5/15/21	2,090	2,090,000
NRG Energy, Inc., 8.25%, 9/1/20	4,980	5,129,400
TerraForm Global Operating, LLC, 9.75%, 8/15/22(1)	1,335	1,201,500
TerraForm Power Operating, LLC, 5.875%, 2/1/23(1)	1,065	987,788

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Utilities (continued)
TerraForm Power Operating, LLC, 6.125%, 6/15/25(1)	$2,680	$2,418,700

		$23,093,991

Total Corporate Bonds & Notes (identified cost $1,042,301,776)		$1,025,534,444

Senior Floating-Rate Loans — 4.0%(10)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.2%
American Tire Distributors Holdings, Inc., Term Loan, 5.25%, Maturing 9/1/21	$1,990	$1,996,219

		$1,996,219

Chemicals — 0.1%
Univar, Inc., Term Loan, 4.25%, Maturing 7/1/22	$575	$566,786

		$566,786

Diversified Media — 0.1%
WMG Acquisition Corp., Term Loan, 3.75%, Maturing 7/1/20	$1,813	$1,767,675

		$1,767,675

Energy — 0.1%
EP Energy, LLC, Term Loan, 3.50%, Maturing 5/24/18	$1,333	$1,205,833

		$1,205,833

Hotels — 0.1%
Hilton Worldwide Finance, LLC, Term Loan, 3.50%, Maturing 10/26/20	$1,445	$1,450,011

		$1,450,011

Metals / Mining — 0.1%
FMG Resources (August 2006) Pty. Ltd., Term Loan, 4.25%, Maturing 6/30/19	$2,018	$1,714,991

		$1,714,991

Publishing / Printing — 0.3%
Cengage Learning Acquisitions, Inc., Term Loan, 7.00%, Maturing 3/31/20	$2,539	$2,528,064

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Publishing / Printing (continued)
McGraw-Hill Global Education Holdings, LLC, Term Loan, 4.75%, Maturing 3/22/19	$1,769	$1,773,588

		$4,301,652

Services — 0.8%
Advantage Sales & Marketing, Inc., Term Loan - Second Lien, 7.50%, Maturing 7/25/22	$5,000	$4,665,625
AlixPartners, LLP, Term Loan, 4.50%, Maturing 7/28/22	3,840	3,840,480
Brickman Group Ltd., LLC, Term Loan - Second Lien, 7.50%, Maturing 12/17/21	2,164	2,050,219

		$10,556,324

Super Retail — 1.0%
Albertsons, LLC, Term Loan, 5.50%, Maturing 8/25/21	$3,276	$3,280,135
National Vision, Inc., Term Loan, 4.00%, Maturing 3/12/21	3,940	3,784,862
National Vision, Inc., Term Loan - Second Lien, 6.75%, Maturing 3/11/22	2,000	1,966,250
PetSmart, Inc., Term Loan, 4.25%, Maturing 3/11/22	1,592	1,593,629
rue21, Inc., Term Loan, 5.625%, Maturing 10/9/20	2,744	2,401,000

		$13,025,876

Technology — 0.1%
SkillSoft Corporation, Term Loan - Second Lien, 9.25%, Maturing 4/28/22	$1,800	$1,400,999

		$1,400,999

Telecommunications — 0.6%
Asurion, LLC, Term Loan, 5.00%, Maturing 5/24/19	$1,477	$1,413,741
Asurion, LLC, Term Loan - Second Lien, 8.50%, Maturing 3/3/21	6,700	6,060,150

		$7,473,891

Transportation Ex Air / Rail — 0.1%
CEVA Group PLC, Term Loan, 6.50%, Maturing 3/19/21	$500	$441,666
CEVA Intercompany B.V., Term Loan, 6.50%, Maturing 3/19/21	572	505,038
CEVA Logistics Canada, ULC, Term Loan, 6.50%, Maturing 3/19/21	99	87,076
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, Maturing 3/19/21	789	696,604

		$1,730,384

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities — 0.4%
Energy Future Intermediate Holding Co., LLC, DIP Loan, 4.25%, Maturing 6/19/16	$3,500	$3,502,256
Texas Competitive Electric Holdings Company, LLC, DIP Loan, 3.75%, Maturing 11/7/16	959	960,456

		$4,462,712

Total Senior Floating-Rate Loans (identified cost $54,036,393)		$51,653,353

Convertible Bonds — 1.1%

Security	Principal Amount (000’s omitted)	Value

Energy — 0.0%(8)
Ascent Resources - Utica, LLC, 3.50%, 3/1/21(1)(2)	$3,083	$326,338

		$326,338

Health Care — 0.8%
Hologic, Inc., 0.00%, 12/15/43	$3,177	$4,040,747
NuVasive, Inc., 2.75%, 7/1/17	4,440	5,597,175

		$9,637,922

Utilities — 0.3%
NRG Yield, Inc., 3.25%, 6/1/20(1)	$2,345	$2,084,119
NRG Yield, Inc., 3.50%, 2/1/19(1)	2,085	1,957,294

		$4,041,413

Total Convertible Bonds (identified cost $15,342,357)		$14,005,673

Commercial Mortgage-Backed Securities — 0.6%

Security	Principal Amount (000’s omitted)	Value
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.453%, 11/5/30(1)(11)	$2,065	$2,085,453
Motel 6 Trust, Series 2015-MTL6, Class E, 5.279%, 2/5/30(1)	5,885	5,787,506

Total Commercial Mortgage-Backed Securities (identified cost $7,894,852)		$7,872,959

Common Stocks — 1.8%

Security	Shares	Value

Building Materials — 0.2%
Panolam Holdings Co.(5)(6)(12)	3,117	$2,711,884

		$2,711,884

Consumer Products — 0.0%(8)
HF Holdings, Inc.(5)(6)(12)	13,600	$222,632

		$222,632

Energy — 0.4%
Seven Generations Energy, Ltd.(12)	420,000	$4,474,304

		$4,474,304

Food / Beverage / Tobacco — 0.3%
Constellation Brands, Inc., Class A	25,993	$3,503,856

		$3,503,856

Gaming — 0.0%(8)
New Cotai Participation Corp., Class B (5)(6)(12)	7	$101,941

		$101,941

Health Care — 0.8%
AmSurg Corp.(12)	75,000	$5,256,750
Hologic, Inc.(12)	105,000	4,080,300
NuVasive, Inc.(12)	23,652	1,115,428

		$10,452,478

Homebuilders / Real Estate — 0.1%
TRI Pointe Group, Inc.(12)	80,000	$1,038,400

		$1,038,400

Total Common Stocks (identified cost $18,420,794)		$22,505,495

Convertible Preferred Stocks — 0.5%

Security	Shares	Value

Energy — 0.1%
Chesapeake Energy Corp., 4.50%	10,851	$618,398
Chesapeake Energy Corp., 5.75%	80	29,900

		$648,298

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Health Care — 0.4%
Alere, Inc., 3.00%	18,630	$5,994,203

		$5,994,203

Total Convertible Preferred Stocks (identified cost $6,037,686)		$6,642,501

Miscellaneous — 1.2%

Security	Principal Amount/ Shares	Value

Cable / Satellite TV — 0.0%(8)
Adelphia, Inc., Escrow Certificate(12)	7,585,000	$47,406
Adelphia, Inc., Escrow Certificate(12)	3,555,000	22,219

		$69,625

Energy — 0.0%
SemGroup Corp., Escrow Certificate(6)(12)	6,330,000	$0

		$0

Gaming — 1.2%
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29 (1)(12)	$1,193,299	$11,933
PGP Investors, LLC, Membership Interests(5)(6)(12)	25,714	11,689,197
Twin River Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17(5)(12)	5,410	3,065,667

		$14,766,797

Utilities — 0.0%(8)
EME Reorganization Trust	2,640,437	$13,202

		$13,202

Total Miscellaneous (identified cost $9,451,808)		$14,849,624

Warrants — 0.0%

Security	Shares	Value

Food / Beverage / Tobacco — 0.0%
ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18(6)(12)	1,610	$0

		$0

Total Warrants (identified cost $0)		$0

Short-Term Investments — 10.2%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.20%(13)	$131,738	$131,738,234

Total Short-Term Investments (identified cost $131,738,234)		$131,738,234

Total Investments — 99.0% (identified cost $1,285,223,900)		$1,274,802,283

Other Assets, Less Liabilities — 1.0%		$13,334,830

Net Assets — 100.0%		$1,288,137,113

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	Principal amount is denonminated in Euros.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $580,863,568 or 45.1% of the Portfolio’s net assets.

(2)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(4)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2015.

(5)	Restricted security (see Note 5).

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(7)	Currently the issuer is in default with respect to interest payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Amount is less than 0.05%.

(9)	When-issued/delayed delivery security.

(10)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(11)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2015.

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

(12)	Non-income producing security.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	4,088,292	CAD	5,375,000	State Street Bank and Trust Company	1/29/16	$—	$(20,558)
USD	5,355,210	EUR	4,900,000	State Street Bank and Trust Company	1/29/16	—	(42,100)

						$—	$(62,658)

Credit Default Swaps — Sell Protection
Counterparty	Reference Entity	Credit Rating*	Notional Amount** (000’s omitted)	Receive Annual Fixed Rate		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation

Credit Suisse International	Ford Motor Co.	Baa3/BBB-	$1,000	5.00	%(1)	12/20/16	$60,592	$(457)	$60,135
Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	1,100	5.00	(1)	9/20/16	53,787	(8,597)	45,190
Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	1,100	5.00	(1)	9/20/16	53,787	(15,385)	38,402
Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	2,100	5.00	(1)	12/20/16	127,246	(24,156)	103,090
Goldman Sachs International	Ford Motor Co.	Baa3/BBB-	1,100	5.00	(1)	9/20/16	53,787	(9,956)	43,831
Goldman Sachs International	Ford Motor Co.	Baa3/BBB-	2,100	5.00	(1)	12/20/16	127,246	(17,895)	109,351

Total			$8,500				$476,445	$(76,446)	$399,999

Centrally Cleared Credit Default Swaps — Sell Protection
Counterparty	Reference Entity	Notional Amount** (000’s omitted)	Receive Annual Fixed Rate	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation
ICE Clear Credit	Markit CDX North America High Yield Index	$25,000	5.00%	12/20/20	4.27%	$934,536	$(705,587)	$228,949

Total		$25,000				$934,536	$(705,587)	$228,949

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2015, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $33,500,000.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serves as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

30	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Portfolio of Investments — continued

Abbreviations:

DIP	–	Debtor In Possession

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
USD	–	United States Dollar

31	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $1,153,485,666)	$1,143,064,049
Affiliated investment, at value (identified cost, $131,738,234)	131,738,234
Restricted cash*	2,256,002
Foreign currency, at value (identified cost, $449,911)	447,875
Interest and dividends receivable	19,448,872
Interest receivable from affiliated investment	24,235
Receivable for investments sold	5,691,395
Receivable for variation margin on open centrally cleared swap contracts	36,347
Receivable for open swap contracts	399,999
Premium paid on open non-centrally cleared swap contracts	76,446
Total assets	$1,303,183,454

Liabilities
Cash collateral due to brokers	$910,000
Payable for investments purchased	2,024,264
Payable for when-issued/delayed delivery securities	10,780,000
Payable for open forward foreign currency exchange contracts	62,658
Due to custodian	631,523
Payable to affiliates:
Investment adviser fee	478,367
Trustees’ fees	5,478
Accrued expenses	154,051
Total liabilities	$15,046,341
Net Assets applicable to investors’ interest in Portfolio	$1,288,137,113

Sources of Net Assets
Investors’ capital	$1,297,995,518
Net unrealized depreciation	(9,858,405)
Total	$1,288,137,113

*	Represents restricted cash on deposit at the custodian and broker for open derivative contracts.

32	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income	$67,337,463
Dividends	808,300
Interest allocated from affiliated investment	138,272
Expenses allocated from affiliated investment	(9,825)
Total investment income	$68,274,210

Expenses
Investment adviser fee	$5,177,278
Trustees’ fees and expenses	58,582
Custodian fee	278,440
Legal and accounting services	215,294
Miscellaneous	34,481
Total expenses	$5,764,075
Deduct —
Reduction of custodian fee	$67
Total expense reductions	$67

Net expenses	$5,764,008

Net investment income	$62,510,202

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(7,966,187)
Investment transactions allocated from affiliated investment	123
Swap contracts	(1,677)
Foreign currency and forward foreign currency exchange contract transactions	1,749,409
Net realized loss	$(6,218,332)
Change in unrealized appreciation (depreciation) —
Investments	$(49,534,495)
Swap contracts	(237,016)
Foreign currency and forward foreign currency exchange contracts	(289,908)
Net change in unrealized appreciation (depreciation)	$(50,061,419)

Net realized and unrealized loss	$(56,279,751)

Net increase in net assets from operations	$6,230,451

33	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$62,510,202	$60,305,763
Net realized gain (loss) from investment transactions, securities sold short, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(6,218,332)	13,753,494
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(50,061,419)	(5,548,519)
Net increase in net assets from operations	$6,230,451	$68,510,738
Capital transactions —
Contributions	$475,321,220	$167,637,129
Withdrawals	(233,178,153)	(204,766,289)
Net increase (decrease) in net assets from capital transactions	$242,143,067	$(37,129,160)

Net increase in net assets	$248,373,518	$31,381,578

Net Assets
At beginning of year	$1,039,763,595	$1,008,382,017
At end of year	$1,288,137,113	$1,039,763,595

34	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.52%	0.52%	0.54%	0.56%	0.60%
Net investment income	5.58%	5.72%	6.34%	7.06%	7.67%
Portfolio Turnover	38%	44%	62%	76%	78%

Total Return	0.82%	6.88%	10.46%	13.20%	5.90%

Net assets, end of year (000’s omitted)	$1,288,137	$1,039,764	$1,008,382	$947,318	$866,997

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

35	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 60.7%, 22.5%, 13.9% and 1.0% respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

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Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering

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these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Credit Default Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion, 0.25% from $1 billion up to $1.5 billion and at reduced rates on daily net assets of $1.5 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, 2.50% when daily net assets are $1 billion but less than $1.5 billion and at reduced rates on daily net assets of $1.5 billion or more, and is payable monthly. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $5,177,278 or 0.46% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

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Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $599,596,619 and $393,343,529, respectively, for the year ended October 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,275,829,007

Gross unrealized appreciation	$35,278,050
Gross unrealized depreciation	(36,304,774)

Net unrealized depreciation	$(1,026,724)

The net unrealized appreciation on derivative contracts and foreign currency at October 31, 2015 on a federal income tax basis was $187,686.

5  Restricted Securities

At October 31, 2015, the Portfolio owned the following securities (representing 1.6% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Principal Amount/ Shares	Cost	Value

Corporate Bonds & Notes
Boyd Gaming Corp. Step Coupon HoldCo Note, 6.00% to 11/20/15, 11/20/18	11/30/12 to 5/20/15	$2,605,439	$2,417,296	$2,692,200

Total Corporate Bonds & Notes			$2,417,296	$2,692,200

Common Stocks
HF Holdings, Inc.	10/27/09	13,600	$730,450	$222,632
New Cotai Participation Corp., Class B	4/12/13	7	216,125	101,941
Panolam Holdings Co.	12/30/09	3,117	1,712,792	2,711,884

Total Common Stocks			$2,659,367	$3,036,457

Miscellaneous
PGP Investors, LLC, Membership Interests	10/23/12, 2/18/15	25,714	$8,868,750	$11,689,197
Twin River Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17	11/22/10	5,410	94,675	3,065,667

Total Miscellaneous			$8,963,425	$14,754,864

Total Restricted Securities			$14,040,088	$20,483,521

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Notes to Financial Statements — continued

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk:   The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance total return.

Foreign Exchange Risk:  The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into swap contracts (other than centrally cleared swap contracts) and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those swaps and forward foreign currency exchange contracts in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $62,658. At October 31, 2015, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2015.

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Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Credit	Swap contracts	$476,445	(1)	$—
Credit	Swap contracts (centrally cleared)	228,949	(2)	—
Foreign Exchange	Forward foreign currency exchange contracts	—		(62,658	)(3)

Total		$705,394		$(62,658)

Derivatives not subject to master netting or similar agreements		$228,949		$—

Total Derivatives subject to master netting or similar agreements		$476,445		$(62,658)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Premium paid on open non-centrally cleared swap contracts.

(2)

Amount represents cumulative unrealized appreciation (depreciation) on centrally cleared swap contracts. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open centrally cleared swap contracts, as applicable.

(3)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Credit Suisse International	$60,592	$—	$—	$—	$60,592
Deutsche Bank AG	234,820	—	—	(234,820)	—
Goldman Sachs International	181,033	—	—	(180,000)	1,033

	$476,445	$—	$—	$(414,820)	$61,625

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

State Street Bank and Trust Company	$(62,658)	$—	$—	$—	$(62,658)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2015 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Credit	Swap contracts	$(1,677)	$(237,016)
Foreign Exchange	Forward foreign currency exchange contracts	1,772,944	(286,830)

Total		$1,771,267	$(523,846)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Forward Foreign Currency Exchange Contracts	Swap Contracts

$17,034,000	$15,169,000

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

8  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At October 31, 2015, the Portfolio had an overdraft balance due to SSBT pursuant to the foregoing arrangement of $631,523. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2015. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2015. The Portfolio’s average overdraft advances during the year ended October 31, 2015 were not significant.

9  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

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10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$1,022,842,244	$2,692,200	$1,025,534,444
Senior Floating-Rate Loans	—	51,653,353	—	51,653,353
Convertible Bonds	—	14,005,673	—	14,005,673
Commercial Mortgage-Backed Securities	—	7,872,959	—	7,872,959
Common Stocks	19,469,038	—	3,036,457	22,505,495
Convertible Preferred Stocks	618,398	6,024,103	—	6,642,501
Miscellaneous	13,202	3,147,225	11,689,197	14,849,624
Warrants	—	—	0	0
Short-Term Investments	—	131,738,234	—	131,738,234

Total Investments	$20,100,638	$1,237,283,791	$17,417,854	$1,274,802,283

Swap Contracts	$—	$705,394	$—	$705,394

Total	$20,100,638	$1,237,989,185	$17,417,854	$1,275,507,677

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(62,658)	$—	$(62,658)

Total	$—	$(62,658)	$—	$(62,658)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented. At October 31, 2015, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

43

High Income Opportunities Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of High Income Opportunities Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2015

44

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

45

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael W. Weilheimer 1961	President of the Portfolio	1995	Vice President of EVM and BMR.

46

Eaton Vance

High Income Opportunities Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

47

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

48

Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446 10.31.15

Eaton Vance

Multi-Strategy

All Market Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Multi-Strategy All Market Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	28

Federal Tax Information	29

Management and Organization	30

Important Notices	33

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The divergent performance of major economies and a steep drop in commodity prices were key themes influencing the financial markets during the 12 months ended October 31, 2015. Global equity returns were flat, corporate credit spreads generally widened and the U.S. dollar strengthened broadly. Government bond yields fell across developed markets, while spreads on emerging market sovereign debt widened relative to comparable-maturity U.S. Treasury securities.

The U.S. economy continued to grow at a moderate pace, with the exception of a rough patch over the winter related to weather and West Coast port disruptions. The unemployment rate declined, home values rose and gasoline prices tumbled, leaving consumers with more discretionary income. The Federal Reserve held short-term interest rates steady but signaled that a rate hike could be imminent should the economy strengthen further. In contrast, weak economic data in Europe and Japan prompted the European Central Bank to launch a bond-buying program and the Bank of Japan to increase stimulus.

Developments in China took center stage in the second half of the period. After a powerful spring rally, Chinese equities plummeted over the summer on signs that the world’s second-largest economy might be slowing more abruptly than investors had previously thought. Chinese policymakers took numerous steps to stabilize their stock market and boost growth, including devaluing the yuan. The instability in China sparked a global sell-off in risk assets, with commodities and financial assets in commodity-exporting countries bearing the brunt of the decline. Chinese stocks rebounded in the final weeks of the period, although economic data remained soft.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Multi-Strategy All Market Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 0.66%. By comparison, the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index2 (the Index), returned 1.96% during the period.

The Fund’s broad allocations to absolute return, income and equity strategies all boosted relative results versus the Index, despite the negative impact of a modest allocation to emerging market equities. Broad exposure to U.S. equities was the top contributor to performance, followed by an investment in Global Macro Absolute Return Advantage Portfolio. Global Macro Absolute Return Advantage Portfolio benefited from long7 positions in the U.S. dollar versus other developed market currencies, as well as select long and short8 positions across emerging markets. An allocation to Eaton Vance Hexavest Global Equity Fund also positively impacted Fund performance versus the Index.

The Fund’s hedging strategy — specifically, its strategy to protect against an increase in equity market volatility — was the largest detractor from relative performance versus the Index, as volatility remained below long-term averages for most of the fiscal year. The Fund’s modest exposure to emerging market equities was another notable detractor for performance amid widespread deterioration in emerging market economies and currencies.

An investment in gold detracted from Fund performance versus the Index. Gold prices fell in response to strength in the U.S. dollar and the prospect of higher U.S. interest rates. Duration9 management was also a modest headwind. The Fund had a shorter duration than the Index during the period — it was managed between 2.5 and 3.0 years, while the Index had a duration of approximately 5.5 years. This detracted from Fund performance because interest rates generally declined during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Performance2,3

Portfolio Managers Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/31/2011	10/31/2011	0.66%	—	2.64%
Class A with 4.75% Maximum Sales Charge	—	—	–4.09	—	1.39
Class C at NAV	10/31/2011	10/31/2011	–0.07	—	1.86
Class C with 1% Maximum Sales Charge	—	—	–1.04	—	1.86
Class I at NAV	10/31/2011	10/31/2011	1.03	—	2.90
Barclays U.S. Aggregate Bond Index	—	—	1.96%	3.02%	2.54%
MSCI All Country World Index	—	—	–0.03	7.68	9.57

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.62%	2.37%	1.37%
Net			1.35	2.10	1.10

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2011	$10,767	N.A.
Class I	$250,000	10/31/2011	$280,330	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Fund Profile5

Portfolio Allocation (% of net assets)

*	Amount is less than 0.05%.

Fund Weightings (% of net assets)6

Absolute Return Strategies	31.4%

Global Macro Absolute Return Advantage Portfolio	14.9

Total Return Swaps (Risk Premia)*	13.4

Option Absolute Return Strategy**	3.1

Income Strategies	32.0%

Eaton Vance Floating Rate Portfolio	12.5

Boston Income Portfolio	4.5

CMBS Portfolio	4.2

U.S. Treasury Obligations**	3.9

CMBS**	3.4

ABS*	2.7

BlackRock Floating Rate Income Strategies Fund, Inc.	0.8

Government Obligations Portfolio	0.0 ***

Equity Strategies	40.1%

Eaton Vance Hexavest Global Equity Fund, Class I	12.2

SPDR S&P 500 ETF Trust	6.0

WisdomTree Japan Hedged Equity Fund	4.6

iShares MSCI Eurozone ETF	4.5

WisdomTree Europe Hedged Equity Fund	3.7

Parametric International Equity Fund, Class R6	2.5

iShares MSCI Japan ETF	2.3

SPDR S&P 500 ETF Trust Options*	2.2

iShares MSCI Emerging Markets Minimum Volatility ETF	1.1

Parametric Emerging Markets Fund, Class R6	1.0

Other	15.9%

U.S. Treasury Futures	13.5

SPDR Gold Trust	4.5

SPDR Gold Shares Options	0.1

Foreign Currency Futures	-2.1

Cash & Cash Equivalents*	11.3%

*	Held in MSAM Completion Portfolio and the Fund.
**	Held in MSAM Completion Portfolio.
***	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI All Country World Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect contractual expense reimbursements that continue through 2/29/16. Without the reimbursements, performance would have been lower.

[5]	Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.
[6]	Economic value is shown for derivative holdings and, thus, total will not add to 100%. If applicable, CMBS refers to commercial mortgage-backed securities. ABS refers to asset-backed securities.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

[9]	Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$966.60	$6.20	**	1.25%
Class C	$1,000.00	$964.10	$9.80	**	1.98%
Class I	$1,000.00	$968.90	$4.91	**	0.99%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**	1.25%
Class C	$1,000.00	$1,015.20	$10.06	**	1.98%
Class I	$1,000.00	$1,020.20	$5.04	**	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Portfolio of Investments

Investments in Affiliated Portfolios — 55.9%

Description	Value

Boston Income Portfolio (identified cost, $2,374,560)	$2,699,184
CMBS Portfolio (identified cost, $2,536,165)	2,517,774
Eaton Vance Floating Rate Portfolio (identified cost, $8,332,961)	7,569,282
Global Macro Absolute Return Advantage Portfolio (identified cost, $9,682,069)	9,001,421
Government Obligations Portfolio (identified cost, $53,336)	3,326
MSAM Completion Portfolio (identified cost, $11,980,962)	11,926,746

Total Investments in Affiliated Portfolios (identified cost $34,960,053)	$33,717,733

Investments in Affiliated Investment Funds — 15.7%

Security	Shares	Value

Equity Funds
Eaton Vance Hexavest Global Equity Fund, Class I	619,926	$7,346,119
Parametric Emerging Markets Fund, Class R6	49,648	610,666
Parametric International Equity Fund, Class R6	130,491	1,526,742

Total Investments in Affiliated Investment Funds (identified cost $8,889,840)		$9,483,527

Exchange-Traded Funds — 26.7%

Security	Shares	Value

Commodity Funds
SPDR Gold Trust(2)	24,876	$2,718,947

		$2,718,947

Equity Funds
iShares MSCI Emerging Markets Minimum Volatility ETF	12,480	$653,203
iShares MSCI Eurozone ETF	74,585	2,748,457
iShares MSCI Japan ETF	114,148	1,406,303
SPDR S&P 500 ETF Trust	17,427	3,623,596
WisdomTree Europe Hedged Equity Fund	36,290	2,205,706
WisdomTree Japan Hedged Equity Fund	51,864	2,763,833

		$13,401,098

Total Exchange-Traded Funds (identified cost $16,830,756)		$16,120,045

Closed-End Funds — 0.8%

Security	Shares	Value

Fixed Income Funds
BlackRock Floating Rate Income Strategies Fund, Inc.	38,790	$505,434

Total Closed-End Funds (identified cost $502,533)		$505,434

Asset-Backed Securities — 0.1%

Security	Principal Amount	Value
DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/45(3)	$74,625	$74,939

Total Asset-Backed Securities (identified cost $74,625)		$74,939

Call Options Purchased — 0.1%

Over-the-Counter Options — 0.1%

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value

SPDR Gold Shares	Societe Generale	55	$122	12/18/15	$715
SPDR S&P 500 ETF Trust	Societe Generale	90	207	12/18/15	42,034

Total Call Options Purchased (identified cost $37,390)					$42,749

Short-Term Investments — 0.2%

U.S. Treasury Obligations — 0.2%

Security	Principal Amount	Value

U.S. Treasury Bill, 0.00%, 12/10/15(4)	$125,000	$124,998

Total U.S. Treasury Obligations (identified cost $124,993)		$124,998

Total Investments — 99.5% (identified cost $61,420,190)		$60,069,425

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Portfolio of Investments — continued

Call Options Written — (0.0)%(1)

Over-the-Counter Options — (0.0)%(1)

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value

SPDR S&P 500 ETF Trust	Societe Generale	90	$217	12/18/15	$(5,380)

Total Call Options Written (premiums received $7,110)					$(5,380)

Put Options Written — (0.0)%(1)

Over-the-Counter Options — (0.0)%(1)

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value

SPDR Gold Shares	Societe Generale	103	$95	12/18/15	$(1,079)

Total Put Options Written (premiums received $6,180)					$(1,079)

Other Assets, Less Liabilities — 0.5%					$318,817

Net Assets — 100.0%					$60,381,783

(1)	Amount is less than (0.05)%.

(2)	Non-income producing.

(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $74,939 or 0.1% of the Fund’s net assets.

(4)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Foreign Currency Futures
Euro	9	Short	Dec-15	$(1,261,547)	$(1,238,512)	$23,035

Interest Rate Futures
U.S. 5-Year Treasury Note	35	Short	Dec-15	(4,195,287)	(4,192,070)	3,217
U.S. 10-Year Treasury Note	49	Long	Dec-15	6,248,355	6,256,687	8,332
U.S. Ultra-Long Treasury Bond	38	Long	Dec-15	6,095,024	6,070,500	(24,524)

						$10,060

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Portfolio of Investments — continued

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Termination Date	Net Unrealized Depreciation

Societe Generale	$1,800	Receives	SGI Commodities Curve Momentum Alpha Index(1)	Pays	0.65%	10/5/16	$(856)
Societe Generale	1,800	Receives	SGI FX Smile Premium G4 Index(1)	Pays	0.59	10/5/16	(774)
Societe Generale	1,800	Receives	SGI Smart Market Neutral Commodity 2 Index(1)	Pays	0.65	10/5/16	(855)
Societe Generale	900	Receives	SGI US Delta Cap Mean Reversion Index(1)	Pays	0.50	10/5/16	(18,148)

							$(20,633)

(1)	Swap is subject to optional notional adjustments prior to the termination date whereby the Fund may decrease the notional amount upon notification to the counterparty or increase the notional amount upon mutual agreement with the counterparty.

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2015
Affiliated investments, at value (identified cost, $43,849,893)	$43,201,260
Unaffiliated investments, at value (identified cost, $17,570,297)	16,868,165
Cash	154,206
Restricted cash*	487,520
Interest receivable	480
Receivable for Fund shares sold	137,180
Receivable for variation margin on open financial futures contracts	41,327
Receivable for closed swap contracts	24,109
Receivable from affiliate	18,960
Total assets	$60,933,207

Liabilities
Cash collateral due to broker	$250,000
Written options outstanding, at value (premiums received, $13,290)	6,459
Payable for Fund shares redeemed	157,425
Payable for open swap contracts	20,633
Payable to affiliates:
Investment adviser and administration fee	8,722
Distribution and service fees	9,435
Trustees’ fees	42
Accrued expenses	98,708
Total liabilities	$551,424
Net Assets	$60,381,783

Sources of Net Assets
Paid-in capital	$61,192,763
Accumulated net realized gain	601,324
Accumulated distributions in excess of net investment income	(57,797)
Net unrealized depreciation	(1,354,507)
Total	$60,381,783

Class A Shares
Net Assets	$38,284,519
Shares Outstanding	3,880,712
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.87
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.36

Class C Shares
Net Assets	$1,590,338
Shares Outstanding	161,835
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.83

Class I Shares
Net Assets	$20,506,926
Shares Outstanding	2,080,346
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.86

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividend income (including $184,331 from Affiliated Investment Funds)	$332,477
Interest income	1,534
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $11,910)	1,878,014
Dividends allocated from affiliated Portfolios (net of foreign taxes, $106)	9,867
Expenses, excluding interest expense, allocated from affiliated Portfolios	(455,092)
Interest expense allocated from affiliated Portfolios	(3,245)
Total investment income	$1,763,555

Expenses
Investment adviser and administration fee	$72,253
Distribution and service fees
Class A	110,750
Class C	12,313
Trustees’ fees and expenses	500
Custodian fee	48,312
Transfer and dividend disbursing agent fees	39,779
Legal and accounting services	66,794
Printing and postage	20,003
Registration fees	56,156
Miscellaneous	15,515
Total expenses	$442,375
Deduct —
Reduction of custodian fee	$41
Allocation of expenses to affiliate	118,386
Total expense reductions	$118,427

Net expenses	$323,948

Net investment income	$1,439,607

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Statement of Operations — continued

Realized and Unrealized Gain (Loss)	Year Ended October 31, 2015
Net realized gain (loss) —
Investment transactions (including a gain of $3,107 from affiliated Portfolios and a loss of $447,145 from Affiliated Investment Funds)	$(231,016)
Written options	7,815
Futures contracts	804,609
Swap contracts	(592,602)
Foreign currency transactions	671
Capital gain distributions received (including $299,957 from Affiliated Investment Funds)	594,223
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $3,975)	(242,709)
Written options	119,063
Securities sold short	(497)
Futures contracts	(156,924)
Swap contracts	32,348
Forward commodity contracts	8,409
Foreign currency and forward foreign currency exchange contract transactions	935,183
Non-deliverable bond forward contracts	(22,592)
Net realized gain	$1,255,981
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolios	$(3,107)
Investments — Affiliated Investment Funds	(214,509)
Unaffiliated investments	(209,782)
Written options	6,831
Futures contracts	(252,934)
Swap contracts	213,405
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net increase in accrued foreign capital gains taxes of $2,676)	(1,318,001)
Written options and swaptions	72,995
Securities sold short	6,717
Futures contracts	7,851
Swap contracts	(51,632)
Forward commodity contracts	358
Foreign currency and forward foreign currency exchange contracts	(214,582)
Non-deliverable bond forward contracts	(3,275)
Net change in unrealized appreciation (depreciation)	$(1,959,665)

Net realized and unrealized loss	$(703,684)

Net increase in net assets from operations	$735,923

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$1,439,607	$1,937,472
Net realized gain from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contract transactions, capital gain distributions received and non-deliverable bond forward contracts	1,255,981	1,543,540
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(1,959,665)	(1,180,704)
Net increase in net assets from operations	$735,923	$2,300,308
Distributions to shareholders —
From net investment income
Class A	$(1,287,006)	$(1,294,725)
Class C	(24,631)	(3,516)
Class I	(704,708)	(563,171)
From net realized gain
Class A	(25,066)	—
Class C	(317)	—
Class I	(12,181)	—
Total distributions to shareholders	$(2,053,909)	$(1,861,412)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$12,310,346	$19,551,038
Class C	1,156,949	425,835
Class I	9,585,980	25,085,303
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	572,687	482,782
Class C	24,736	3,323
Class I	296,014	254,172
Cost of shares redeemed
Class A	(24,273,819)	(31,191,761)
Class C	(69,029)	(12,659)
Class I	(12,233,292)	(26,231,567)
Net decrease in net assets from Fund share transactions	$(12,629,428)	$(11,633,534)

Net decrease in net assets	$(13,947,414)	$(11,194,638)

Net Assets
At beginning of year	$74,329,197	$85,523,835
At end of year	$60,381,783	$74,329,197

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(57,797)	$(12,345)

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Financial Highlights

	Class A
	Year Ended October 31,
	2015		2014		2013	2012
Net asset value — Beginning of year	$10.090		$10.060		$10.180	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.210		$0.277		$0.262	$0.335
Net realized and unrealized gain (loss)	(0.133)		0.024		(0.112)	0.199

Total income from operations	$0.077		$0.301		$0.150	$0.534

Less Distributions
From net investment income	$(0.292)		$(0.271)		$(0.248)	$(0.286)
From net realized gain	(0.005)		—		(0.009)	(0.068)
Tax return of capital	—		—		(0.013)	—

Total distributions	$(0.297)		$(0.271)		$(0.270)	$(0.354)

Net asset value — End of year	$9.870		$10.090		$10.060	$10.180

Total Return(2)	0.66%		3.03%		1.49%	5.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$38,285		$50,523		$61,372	$82,415
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)(6)	1.23	%(7)	1.23	%(7)	1.45%	1.46%
Net investment income	2.08%		2.75%		2.58%	3.32%
Portfolio Turnover of the Fund(8)	71%		100%		46%	65%

Class A commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.18%, 0.23%, 0.11% and 0.34% of average daily net assets for the years ended October 31, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would have been lower.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.03%, 0.10% and 0.11% for the years ended October 31, 2015, 2014, 2013 and 2012, respectively.

(7)	Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.13% and 0.15% of average daily net assets for the years ended October 31, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015		2014		2013	2012
Net asset value — Beginning of year	$10.070		$10.050		$10.170	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.070		$0.151		$0.160	$0.247
Net realized and unrealized gain (loss)	(0.075)		0.077		(0.075)	0.192

Total income (loss) from operations	$(0.005)		$0.228		$0.085	$0.439

Less Distributions
From net investment income	$(0.230)		$(0.208)		$(0.186)	$(0.201)
From net realized gain	(0.005)		—		(0.009)	(0.068)
Tax return of capital	—		—		(0.010)	—

Total distributions	$(0.235)		$(0.208)		$(0.205)	$(0.269)

Net asset value — End of year	$9.830		$10.070		$10.050	$10.170

Total Return(2)	(0.07)%		2.29%		0.84%	4.46%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,590		$506		$88	$15
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)(6)	1.97	%(7)	1.96	%(7)	2.20%	2.17%
Net investment income	0.69%		1.50%		1.59%	2.46%
Portfolio Turnover of the Fund(8)	71%		100%		46%	65%

Class C commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.18%, 0.23%, 0.11% and 0.38% of average daily net assets for the years ended October 31, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would have been lower.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.03%, 0.10% and 0.11% for the years ended October 31, 2015, 2014, 2013 and 2012, respectively.

(7)	Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.14% and 0.17% of average daily net assets for the years ended October 31, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015		2014		2013	2012
Net asset value — Beginning of year	$10.080		$10.060		$10.170	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.234		$0.313		$0.260	$0.355
Net realized and unrealized gain (loss)	(0.131)		0.005		(0.076)	0.195

Total income from operations	$0.103		$0.318		$0.184	$0.550

Less Distributions
From net investment income	$(0.318)		$(0.298)		$(0.270)	$(0.312)
From net realized gain	(0.005)		—		(0.009)	(0.068)
Tax return of capital	—		—		(0.015)	—

Total distributions	$(0.323)		$(0.298)		$(0.294)	$(0.380)

Net asset value — End of year	$9.860		$10.080		$10.060	$10.170

Total Return(2)	1.03%		3.20%		1.83%	5.61%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,507		$23,300		$24,065	$1,587
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)(6)	0.98	%(7)	0.98	%(7)	1.21%	1.10%
Net investment income	2.31%		3.10%		2.57%	3.54%
Portfolio Turnover of the Fund(8)	71%		100%		46%	65%

Class I commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.18%, 0.23%, 0.11% and 0.43% of average daily net assets for the years ended October 31, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would have been lower.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.03%, 0.10% and 0.10% for the years ended October 31, 2015, 2014, 2013 and 2012, respectively.

(7)	Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.13% and 0.15% of average daily net assets for the years ended October 31, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

16	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy All Market Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing a substantial portion of its investable assets in interests in six portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts, in shares of Eaton Vance Hexavest Global Equity Fund, Parametric Emerging Markets Fund and Parametric International Equity Fund (the Affiliated Investment Funds) and by investing directly in unaffiliated securities. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2015 were as follows: Boston Income Portfolio (less than 0.05%), CMBS Portfolio (7.6%), Eaton Vance Floating Rate Portfolio (0.1%), Global Macro Absolute Return Advantage Portfolio (0.5%), Government Obligations Portfolio (less than 0.05%) and MSAM Completion Portfolio (99.9%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Funds. A copy of each Portfolio’s financial statements and the Affiliated Investment Funds’ financial statements are available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance AM Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2015 were $2,990,319 or 5.0% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that

17

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Notes to Financial Statements — continued

invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. The value of the Portfolios’ investment in Cash Reserves Fund reflects the Portfolios’ proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investments in the Affiliated Investment Funds are valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income on direct investments, including the Affiliated Investment Funds, is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as income, capital gains or return of capital based on the nature of the distribution.

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Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Notes to Financial Statements — continued

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, index or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

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Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Notes to Financial Statements — continued

K  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

L  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions quarterly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivatives positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$2,016,345	$1,861,412
Long-term capital gains	$37,564	$—

During the year ended October 31, 2015, accumulated net realized gain was decreased by $531,774, accumulated distributions in excess of net investment income was decreased by $531,286 and paid-in capital was increased by $488 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes, investments in passive foreign investments (PFICs), paydown gain (loss), swap contracts, tax straddle transactions, premium amortization, accretion of market discount, a Portfolio’s investment in a subsidiary, partnership allocations and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$146,171
Undistributed long-term capital gains	$286,346
Net unrealized depreciation	$(1,243,497)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, options contracts, swap contracts, tax straddle transactions, investments in partnerships, distributions from real estate investment trusts, investments in PFICs, premium amortization, accretion of market discount, defaulted bond interest and the tax treatment of short-term capital gains.

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Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Fund’s investment in the Subsidary and the affiliated Portfolios, at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$58,240,057

Gross unrealized appreciation	$1,062,220
Gross unrealized depreciation	(1,931,852)

Net unrealized depreciation	$(869,632)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. The fee is computed at an annual rate of 0.615% of the Fund’s consolidated average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in other investment companies managed by EVM or its affiliates, the Fund is allocated its share of such investment companies’ adviser fee. For the year ended October 31, 2015, the Fund’s allocated portion of the adviser fee paid by the Portfolios totaled $308,155 and the adviser and administration fees paid by the Fund on Investable Assets amounted to $72,253. For the year ended October 31, 2015, the Fund’s investment adviser and administration fee, including the adviser fees allocated from the Portfolios, was 0.56% of the Fund’s average daily net assets.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only, excluding such expenses as interest, taxes, or litigation expenses, and including management fees and other expenses associated with the Fund’s investments in Affiliated Investment Funds) exceed 1.35%, 2.10% and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2016. Pursuant to this agreement, EVM was allocated $118,386 of the Fund’s operating expenses for the year ended October 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $1,100 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $442 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $16,638,160 and $6,903,441, respectively, for the year ended October 31, 2015.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $110,750 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $9,235 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $3,078 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

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Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Notes to Financial Statements — continued

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $200 of CDSCs paid by Class A shareholders and no CDSCs paid by Class C shareholders.

7  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$6,920,742	$7,984,167
Eaton Vance Floating Rate Portfolio	5,898,914	19,539,919
Global Macro Absolute Return Advantage Portfolio	2,362,066	6,489,298
MSAM Completion Portfolio	15,719,578	21,508,167

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	1,213,431	1,952,477
Issued to shareholders electing to receive payments of distributions in Fund shares	57,844	47,976
Redemptions	(2,396,770)	(3,094,442)

Net decrease	(1,125,495)	(1,093,989)

	Year Ended October 31,
Class C	2015	2014

Sales	115,797	42,490
Issued to shareholders electing to receive payments of distributions in Fund shares	2,479	329
Redemptions	(6,730)	(1,261)

Net increase	111,546	41,558

	Year Ended October 31,
Class I	2015	2014

Sales	949,576	2,488,236
Issued to shareholders electing to receive payments of distributions in Fund shares	29,747	25,312
Redemptions	(1,209,326)	(2,596,188)

Net decrease	(230,003)	(82,640)

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Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Notes to Financial Statements — continued

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Consolidated Portfolio of Investments. At October 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended October 31, 2015 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	—	$—
Options written	214	30,024
Options terminated in closing purchase transactions	(6)	(9,736)
Options expired	(15)	(6,998)

Outstanding, end of year	193	$13,290

In the normal course of pursuing its investment objective and its use of derivatives, the Fund is subject to the following risks:

Commodity Risk: The Fund invests in commodity-linked derivative instruments, including options on an exchange-traded commodity fund and total return swaps based on a commodity index, to enhance total return and to gain exposure to the investment returns of commodities markets without investing directly in physical commodities.

Equity Price Risk: The Fund enters into total return swap agreements on a security, basket of securities or an index to hedge against fluctuations in securities prices and to enhance total return. The Fund also enters into equity futures contracts and options on an exchange-traded equity fund to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Fund enters into foreign currency futures contracts and total return swaps to enhance total return.

Interest Rate Risk: The Fund enters into interest rate futures and options contracts to manage the effective duration of the Fund and to hedge against fluctuations in interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $27,092. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $124,998 at October 31, 2015.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and

23

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Notes to Financial Statements — continued

Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2015. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$715	$42,034	$—	$—	$42,749
Net unrealized depreciation*	—	—	23,035	11,549	34,584

Total Asset Derivatives	$715	$42,034	$23,035	$11,549	$77,333

Derivatives not subject to master netting or similar agreements	$—	$—	$23,035	$11,549	$34,584

Total Asset Derivatives subject to master netting or similar agreements	$715	$42,034	$—	$—	$42,749

	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Written options outstanding, at value	$(1,079)	$(5,380)	$—	$—	$(6,459)
Net unrealized depreciation*	—	—	—	(24,524)	(24,524)
Payable for open swap contracts	(1,711)	(18,148)	(774)	—	(20,633)

Total Liability Derivatives	$(2,790)	$(23,528)	$(774)	$(24,524)	$(51,616)

Derivatives not subject to master netting or similar agreements	$—	$—	$—	$(24,524)	$(24,524)

Total Liability Derivatives subject to master netting or similar agreements	$(2,790)	$(23,528)	$(774)	$—	$(27,092)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable for variation margin.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for assets and pledged by the Fund (and Subsidiary) for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received (a)	Net Amount of Derivative Assets(b)

Societe Generale	$42,749	$(27,092)	$—	$(15,657)	$—

24

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Societe Generale	$(27,092)	$27,092	$—	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2015 was as follows:

Consolidated Statement of Operations Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$—	$(29,215)
Futures contracts	—	405,833	(37,775)	436,551
Written options	—	—	—	7,815

Swap contracts	(84,295)	(438,627)	(69,680)	—

Total	$(84,295)	$(32,794)	$(107,455)	$415,151

Change in unrealized appreciation (depreciation) —
Investments	$(5,445)	$10,804	$—	$—
Futures contracts	—	(144,364)	23,035	(131,605)
Written options	5,101	1,730	—	—

Swap contracts	44,319	168,565	521	—

Total	$43,975	$36,735	$23,556	$(131,605)

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts

$13,604,000	$2,114,000	$8,465,000

The average number of purchased options contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was 34 contracts.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

25

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Notes to Financial Statements — continued

11  Affiliated Investment Funds

Transactions in Affiliated Investment Funds for the year ended October 31, 2015 were as follows:

Fund	Value, beginning of year	Cost of purchases	Proceeds from sales	Investment income	Capital gain distributions	Realized gain (loss)	Value, end of year

Eaton Vance Hexavest Global Equity Fund, Class I	$7,300,444	$348,957	$—	$124,568	$224,389	$—	$7,346,119
Parametric Emerging Markets Fund, Class R6	—	588,324	—	—	—	—	610,666
Parametric Emerging Markets Fund, Institutional Class	1,491,551	48,132	1,237,313	23,255	24,877	(198,346)	—
Parametric International Equity Fund, Class R6	—	1,456,276	—	—	—	—	1,526,742
Parametric International Equity Fund, Institutional Class	1,517,887	87,199	1,456,276	36,508	50,691	(248,799)	—

Total	$10,309,882	$2,528,888	$2,693,589	$184,331	$299,957	$(447,145)	$9,483,527

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments in securities, investments in the Portfolios and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$33,717,733	$—	$—	$33,717,733
Investments in Affiliated Investment Funds	9,483,527	—	—	9,483,527
Exchange-Traded Funds	16,120,045	—	—	16,120,045
Closed-End Funds	505,434	—	—	505,434
Asset-Backed Securities	—	74,939	—	74,939
Call Options Purchased	—	42,749	—	42,749
Short-Term Investments	—	124,998	—	124,998

Total Investments	$59,826,739	$242,686	$—	$60,069,425

Futures Contracts	$34,584	$—	$—	$34,584

Total	$59,861,323	$242,686	$—	$60,104,009

26

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Consolidated Notes to Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total

Call Options Written	$—	$(5,380)	$—	$(5,380)
Put Options Written	—	(1,079)	—	(1,079)
Futures Contracts	(24,524)	—	—	(24,524)
Swap Contracts	—	(20,633)	—	(20,633)

Total	$(24,524)	$(27,092)	$—	$(51,616)

The Fund held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

27

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy All Market Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Multi-Strategy All Market Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of October 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy All Market Fund and subsidiary as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

28

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2015, the Fund designates approximately $341,028, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 32.31% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $351,513 or, if subsequently determined to be different, the net capital gain of such year.

29

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

30

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.

31

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2015

Management and Organization — continued

(4)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796 10.31.15

Eaton Vance

Multi-Strategy Absolute

Return Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Multi-Strategy Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21 and 38

Federal Tax Information	22

Management and Organization	39

Important Notices	41

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The divergent performance of major economies and a steep drop in commodity prices were key themes influencing the financial markets during the 12 months ended October 31, 2015. Global equity returns were flat, corporate credit spreads generally widened and the U.S. dollar strengthened broadly. Government bond yields fell across developed markets, while spreads on emerging market sovereign debt widened relative to comparable-maturity U.S. Treasury securities.

The U.S. economy continued to grow at a moderate pace, with the exception of a rough patch over the winter related to weather and West Coast port disruptions. The unemployment rate declined, home values rose and gasoline prices tumbled, leaving consumers with more discretionary income. The Federal Reserve held short-term interest rates steady but signaled that a rate hike could be imminent should the economy strengthen further. In contrast, weak economic data in Europe and Japan prompted the European Central Bank to launch a bond-buying program and the Bank of Japan to increase stimulus.

Developments in China took center stage in the second half of the period. After a powerful spring rally, Chinese equities plummeted over the summer on signs that the world’s second-largest economy might be slowing more abruptly than investors had previously thought. Chinese policymakers took numerous steps to stabilize their stock market and boost growth, including devaluing the yuan. The instability in China sparked a global sell-off in risk assets, with commodities and financial assets in commodity-exporting countries bearing the brunt of the decline. Chinese stocks rebounded in the final weeks of the period, although economic data remained soft.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Multi-Strategy Absolute Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 0.32%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), returned 0.02% during the period.

The Fund’s broad allocations to both absolute return and income strategies produced positive results during the period. An investment in Global Macro Absolute Return Advantage Portfolio made the largest contribution to Fund performance, driven by long7 exposure to the U.S. dollar versus other developed market currencies, as well as select long and short8 positions across emerging markets. Eaton Vance Floating Rate Portfolio was the second largest contributor, as the income on floating-rate loans compensated for a modest decline in the prices of these instruments.

Fund performance also benefited from holdings in commercial mortgage-backed securities, a sector of the income market that posted a solid gain amid demand for yield in the low yield environment and rising commercial real estate values during the period. Lastly, the Fund’s duration9 between 1.25 and 2.0 years during the period positively impacted performance as interest rates generally fell during the period, making that exposure advantageous.

Although the Fund’s allocation to absolute return strategies produced a gain overall, the absolute return strategies that focus on commodity risk premia — or inefficiencies within the commodity market — were the major detractor from results. This was mainly due to volatility in oil prices, which tumbled early in the period, stabilized in the first half of 2015 and then resumed a downward slide.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Performance2,3

Portfolio Managers Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/07/2004	12/07/2004	0.32%	0.82%	2.95%
Class A with 4.75% Maximum Sales Charge	—	—	–4.41	–0.16	2.45
Class B at NAV	12/07/2004	12/07/2004	–0.35	0.05	2.19
Class B with 5% Maximum Sales Charge	—	—	–5.27	–0.32	2.19
Class C at NAV	12/07/2004	12/07/2004	–0.44	0.04	2.19
Class C with 1% Maximum Sales Charge	—	—	–1.42	0.04	2.19
Class I at NAV	10/01/2009	12/07/2004	0.57	1.05	3.11
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.02%	0.07%	1.31%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		1.29%	2.04%	2.04%	1.05%
Net		1.26	2.01	2.01	1.02
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2005	$12,422	N.A.
Class C	$10,000	10/31/2005	$12,415	N.A.
Class I	$250,000	10/31/2005	$339,656	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Fund Profile5

Portfolio Allocation (% of net assets)

Fund Weightings (% of net assets)6

Absolute Return Strategies	25.0%

Total Return Swaps (Risk Premia)*	13.7

Global Macro Absolute Return Advantage Portfolio	7.5

Option Absolute Return Strategy*	3.8

Income Strategies	42.8%

CMBS Portfolio	13.4

Eaton Vance Floating Rate Portfolio	12.2

CMBS*	8.9

U.S. Treasury Obligations*	3.5

Short-Term U.S. Government Portfolio	2.5

ABS*	2.3

Equity Strategies	1.4%

Parametric International Equity Fund, Class R6	3.0

Parametric Emerging Markets Fund, Class R6	2.2

SPDR S&P 500 ETF Trust Options*	0.6

Total Return Swaps (Hedging Equity)*	-4.4

Other	7.0%

U.S. Treasury Futures*	6.5

SPDR Gold Shares Options*	0.5

Cash & Cash Equivalents*	45.1%

*	Held in MSAR Completion Portfolio.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios are not a result of a fee waiver or expense reimbursement. Net expense ratios exclude interest expense associated with certain investment transactions.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]	Economic value is shown for derivative holdings and, thus, total will not add to 100%. If applicable, CMBS refers to commercial mortgage-backed securities. ABS refers to asset-backed securites.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$986.50	$6.31	1.26%
Class B	$1,000.00	$983.70	$10.10	2.02%
Class C	$1,000.00	$982.70	$10.04	2.01%
Class I	$1,000.00	$987.70	$5.06	1.01%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.41	1.26%
Class B	$1,000.00	$1,015.00	$10.26	2.02%
Class C	$1,000.00	$1,015.10	$10.21	2.01%
Class I	$1,000.00	$1,020.10	$5.14	1.01%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Portfolio of Investments

Investments in Affiliated Portfolios

Description	Value	% of Net Assets

CMBS Portfolio (identified cost, $20,264,774)	$20,135,698	13.4%
Eaton Vance Floating Rate Portfolio (identified cost, $21,787,161)	18,313,910	12.2
Global Macro Absolute Return Advantage Portfolio (identified cost, $11,304,623)	11,294,524	7.5
MSAR Completion Portfolio (identified cost, $90,074,363)	89,675,315	59.6
Short-Term U.S. Government Portfolio (identified cost, $3,961,047)	3,864,927	2.5

Total Investments in Affiliated Portfolios (identified cost $147,391,968)	$143,284,374	95.2%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets

Equity Funds
Parametric Emerging Markets Fund, Class R6	266,727	$3,280,737	2.2%
Parametric International Equity Fund, Class R6	385,336	4,508,437	3.0

Total Investments in Affiliated Investment Funds (identified cost $7,506,420)		$7,789,174	5.2%

Total Investments (identified cost $154,898,388)		$151,073,548	100.4%

Other Assets, Less Liabilities		$(588,727)	(0.4)%

Net Assets		$150,484,821	100.0%

7	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Affiliated investments, at value (identified cost, $154,898,388)	$151,073,548
Receivable for Fund shares sold	119,161
Total assets	$151,192,709

Liabilities
Payable for Fund shares redeemed	$581,480
Payable to affiliates:
Distribution and service fees	42,824
Trustees’ fees	42
Accrued expenses	83,542
Total liabilities	$707,888
Net Assets	$150,484,821

Sources of Net Assets
Paid-in capital	$214,998,799
Accumulated net realized loss	(60,145,469)
Accumulated distributions in excess of net investment income	(543,669)
Net unrealized depreciation	(3,824,840)
Total	$150,484,821

Class A Shares
Net Assets	$79,015,536
Shares Outstanding	9,253,070
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.54
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.97

Class B Shares
Net Assets	$2,147,944
Shares Outstanding	251,606
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.54

Class C Shares
Net Assets	$28,441,636
Shares Outstanding	3,332,891
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.53

Class I Shares
Net Assets	$40,879,705
Shares Outstanding	4,790,058
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.53

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends from Affiliated Investment Funds	$282,969
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $36,936)	4,056,020
Dividends allocated from affiliated Portfolios (net of foreign taxes, $193)	37,264
Expenses, excluding interest expense, allocated from affiliated Portfolios	(1,351,567)
Interest expense allocated from affiliated Portfolios	(8,351)
Total investment income	$3,016,335

Expenses
Distribution and service fees
Class A	$221,020
Class B	31,177
Class C	325,063
Trustees’ fees and expenses	500
Custodian fee	26,954
Transfer and dividend disbursing agent fees	114,634
Legal and accounting services	46,719
Printing and postage	35,015
Registration fees	123,953
Miscellaneous	14,791
Total expenses	$939,826

Net investment income	$2,076,509

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions — affiliated Portfolios	$3,104,518
Investment transactions — Affiliated Investment Funds	(3,012,311)
Capital gain distributions received from Affiliated Investment Funds	357,533
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $7,069)	(683,565)
Written options	208,159
Securities sold short	(846)
Futures contracts	979,011
Swap contracts	637,361
Forward commodity contracts	20,400
Foreign currency and forward foreign currency exchange contract transactions	1,907,968
Non-deliverable bond forward contracts	(39,978)
Capital gain distributions received	121,763
Net realized gain	$3,600,013
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolios	$(3,104,518)
Investments — Affiliated Investment Funds	1,014,659
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (net of increase in accrued foreign capital gains taxes of $6,370)	(1,691,719)
Written options and swaptions	49,742
Securities sold short	16,256
Futures contracts	(284,383)
Swap contracts	(490,619)
Forward commodity contracts	(20,468)
Foreign currency and forward foreign currency exchange contracts	(294,336)
Non-deliverable bond forward contracts	(4,109)
Net change in unrealized appreciation (depreciation)	$(4,809,495)

Net realized and unrealized loss	$(1,209,482)

Net increase in net assets from operations	$867,027

9	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$2,076,509	$6,446,029
Net realized gain from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contract transactions, non-deliverable bond forward contracts and capital gain distributions received	3,600,013	11,993,254
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(4,809,495)	(14,509,019)
Net increase in net assets from operations	$867,027	$3,930,264
Distributions to shareholders —
From net investment income
Class A	$(1,336,485)	$(3,091,676)
Class B	(30,645)	(95,316)
Class C	(318,099)	(716,931)
Class I	(861,033)	(3,324,590)
Tax return of capital
Class A	(503,828)	(11,530)
Class B	(10,739)	(348)
Class C	(116,346)	(2,684)
Class I	(320,811)	(9,897)
Total distributions to shareholders	$(3,497,986)	$(7,252,972)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$10,090,720	$22,721,105
Class B	63,335	29,512
Class C	1,065,438	1,717,616
Class I	13,921,292	38,198,999
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,415,962	2,193,471
Class B	33,592	83,814
Class C	395,947	656,839
Class I	799,966	2,259,518
Cost of shares redeemed
Class A	(37,201,692)	(92,702,421)
Class B	(891,364)	(2,112,348)
Class C	(9,910,142)	(18,736,246)
Class I	(40,426,389)	(249,543,425)
Net asset value of shares exchanged
Class A	1,241,396	1,839,371
Class B	(1,241,396)	(1,839,371)
Net decrease in net assets from Fund share transactions	$(60,643,335)	$(295,233,566)

Net decrease in net assets	$(63,274,294)	$(298,556,274)

Net Assets
At beginning of year	$213,759,115	$512,315,389
At end of year	$150,484,821	$213,759,115

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(543,669)	$(1,117,619)

10	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.690	$8.770	$9.090	$9.160	$9.200

Income (Loss) From Operations
Net investment income(1)	$0.110	$0.178	$0.164	$0.171	$0.172
Net realized and unrealized gain (loss)	(0.081)	(0.052)	(0.274)	0.007	(0.023)

Total income (loss) from operations	$0.029	$0.126	$(0.110)	$0.178	$0.149

Less Distributions
From net investment income	$(0.129)	$(0.205)	$(0.134)	$(0.188)	$(0.189)
Tax return of capital	(0.050)	(0.001)	(0.076)	(0.060)	—

Total distributions	$(0.179)	$(0.206)	$(0.210)	$(0.248)	$(0.189)

Net asset value — End of year	$8.540	$8.690	$8.770	$9.090	$9.160

Total Return(2)	0.32%	1.45%	(1.23)%	1.97%	1.62%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$79,016	$104,788	$172,036	$338,114	$413,764
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.24%	1.29%	1.33%	1.27%	1.22%
Net investment income	1.27%	2.04%	1.83%	1.88%	1.86%
Portfolio Turnover of the Fund(6)	42%	68%	20%	68%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, 0.03%, 0.08%, 0.09% and 0.05% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.680	$8.770	$9.080	$9.150	$9.200

Income (Loss) From Operations
Net investment income(1)	$0.048	$0.113	$0.097	$0.103	$0.115
Net realized and unrealized gain (loss)	(0.077)	(0.065)	(0.266)	0.006	(0.045)

Total income (loss) from operations	$(0.029)	$0.048	$(0.169)	$0.109	$0.070

Less Distributions
From net investment income	$(0.081)	$(0.137)	$(0.090)	$(0.136)	$(0.120)
Tax return of capital	(0.030)	(0.001)	(0.051)	(0.043)	—

Total distributions	$(0.111)	$(0.138)	$(0.141)	$(0.179)	$(0.120)

Net asset value — End of year	$8.540	$8.680	$8.770	$9.080	$9.150

Total Return(2)	(0.35)%	0.55%	(1.88)%	1.21%	0.75%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,148	$4,223	$8,118	$16,541	$22,469
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.99%	2.04%	2.08%	2.02%	1.96%
Net investment income	0.55%	1.30%	1.08%	1.13%	1.25%
Portfolio Turnover of the Fund(6)	42%	68%	20%	68%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, 0.03%, 0.08%, 0.09% and 0.04% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.680	$8.770	$9.090	$9.150	$9.200

Income (Loss) From Operations
Net investment income(1)	$0.044	$0.112	$0.097	$0.103	$0.111
Net realized and unrealized gain (loss)	(0.080)	(0.062)	(0.275)	0.016	(0.041)

Total income (loss) from operations	$(0.036)	$0.050	$(0.178)	$0.119	$0.070

Less Distributions
From net investment income	$(0.083)	$(0.139)	$(0.091)	$(0.136)	$(0.120)
Tax return of capital	(0.031)	(0.001)	(0.051)	(0.043)	—

Total distributions	$(0.114)	$(0.140)	$(0.142)	$(0.179)	$(0.120)

Net asset value — End of year	$8.530	$8.680	$8.770	$9.090	$9.150

Total Return(2)	(0.44)%	0.58%	(1.97)%	1.32%	0.75%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,442	$37,384	$54,181	$91,682	$143,809
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.99%	2.04%	2.08%	2.02%	1.96%
Net investment income	0.51%	1.28%	1.08%	1.13%	1.20%
Portfolio Turnover of the Fund(6)	42%	68%	20%	68%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, 0.03%, 0.08%, 0.09% and 0.04% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.680	$8.770	$9.090	$9.150	$9.200

Income (Loss) From Operations
Net investment income(1)	$0.133	$0.201	$0.188	$0.196	$0.185
Net realized and unrealized gain (loss)	(0.083)	(0.062)	(0.275)	0.014	(0.023)

Total income (loss) from operations	$0.050	$0.139	$(0.087)	$0.210	$0.162

Less Distributions
From net investment income	$(0.143)	$(0.228)	$(0.149)	$(0.205)	$(0.212)
Tax return of capital	(0.057)	(0.001)	(0.084)	(0.065)	—

Total distributions	$(0.200)	$(0.229)	$(0.233)	$(0.270)	$(0.212)

Net asset value — End of year	$8.530	$8.680	$8.770	$9.090	$9.150

Total Return(2)	0.57%	1.60%	(0.97)%	2.33%	1.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,880	$67,365	$277,981	$273,464	$188,165
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.99%	1.05%	1.08%	1.01%	0.98%
Net investment income	1.53%	2.30%	2.10%	2.15%	2.00%
Portfolio Turnover of the Fund(6)	42%	68%	20%	68%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, 0.03%, 0.08%, 0.09% and 0.06% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy Absolute Return Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in five portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts and in shares of both Parametric Emerging Markets Fund and Parametric International Equity Fund (the Affiliated Investment Funds). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2015 were as follows: CMBS Portfolio (60.6%), Eaton Vance Floating Rate Portfolio (0.2%), Global Macro Absolute Return Advantage Portfolio (0.6%), MSAR Completion Portfolio (98.3%) and Short-Term U.S. Government Portfolio (0.9%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Funds. The financial statements of MSAR Completion Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Funds’ financial statements are available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by MSAR Completion Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

15

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Notes to Financial Statements — continued

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investments in the Affiliated Investment Funds are valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments in the Affiliated Investment Funds is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from Affiliated Investment Funds are recorded as income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund

16

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Notes to Financial Statements — continued

shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivatives positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$2,546,262	$7,228,513
Tax return of capital	$951,724	$24,459

During the year ended October 31, 2015, accumulated net realized loss was decreased by $138,570, accumulated distributions in excess of net investment income was decreased by $1,043,703 and paid-in capital was decreased by $1,182,273 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for swap contracts, premium amortization, tax straddle transactions, investments in partnerships, foreign currency gain (loss), foreign capital gains taxes, investments in passive foreign investment companies (PFICs), accretion of market discount, partnership allocations, distributions from real estate investment trusts (REITs), a Portfolio’s investment in a subsidiary and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(52,501,114)
Net unrealized depreciation	$(12,012,864)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest, foreign currency transactions, premium amortization, swap contracts, futures contracts, options contracts, investments in PFICs, partnership allocations, tax straddle transactions, accretion of market discount and distributions from REITs.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $28,344,567 and deferred capital losses of $24,156,547, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($15,304,398), October 31, 2017 ($9,100,702) and October 31, 2018 ($3,939,467) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2015, $20,514,196 are short-term and $3,642,351 are long-term.

17

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$163,086,412

Gross unrealized appreciation	$282,754
Gross unrealized depreciation	(12,295,618)

Net unrealized depreciation	$(12,012,864)

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios and Affiliated Investment Funds) and administering the business affairs of the Fund. EVM does not receive a fee for serving as the Fund’s investment adviser and administrator. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2015, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios amounted to $1,049,226 or 0.60% of the Fund’s average daily net assets.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $6,050 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $2,150 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $8,146,922 and $12,628,191, respectively, for the year ended October 31, 2015.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $221,020 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $23,383 and $243,797 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $7,794 and $81,266 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of

18

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Notes to Financial Statements — continued

redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $100, $4,000 and $400 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

7  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$9,896,232	$10,243,234
Eaton Vance Floating Rate Portfolio	11,014,479	39,120,537
Global Macro Absolute Return Advantage Portfolio	1,420,546	21,798,830
Government Obligations Portfolio	10,170	9,976,503
MSAR Completion Portfolio	42,277,968	37,638,316
Short-Term U.S. Government Portfolio	413,990	7,488,666

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	1,168,811	2,598,396
Issued to shareholders electing to receive payments of distributions in Fund shares	163,380	251,257
Redemptions	(4,285,418)	(10,607,499)
Exchange from Class B shares	143,093	210,419

Net decrease	(2,810,134)	(7,547,427)

	Year Ended October 31,
Class B	2015	2014

Sales	7,287	3,359
Issued to shareholders electing to receive payments of distributions in Fund shares	3,869	9,606
Redemptions	(102,738)	(241,936)
Exchange to Class A shares	(143,216)	(210,660)

Net decrease	(234,798)	(439,631)

	Year Ended October 31,
Class C	2015	2014

Sales	123,705	196,268
Issued to shareholders electing to receive payments of distributions in Fund shares	45,638	75,298
Redemptions	(1,143,005)	(2,145,770)

Net decrease	(973,662)	(1,874,204)

19

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2015	2014

Sales	1,607,265	4,375,150
Issued to shareholders electing to receive payments of distributions in Fund shares	92,301	258,950
Redemptions	(4,668,491)	(28,575,189)

Net decrease	(2,968,925)	(23,941,089)

9  Affiliated Investment Funds

Transactions in Affiliated Investment Funds for the year ended October 31, 2015 were as follows:

Fund	Value, beginning of year	Cost of purchases	Proceeds from sales	Investment income	Capital gain distributions	Realized gain (loss)	Value, end of year

Parametric Emerging Markets Fund, Class R6	$—	$3,136,705	$—	$—	$—	$—	$3,280,737
Parametric Emerging Markets Fund, Institutional Class	7,115,854	229,625	5,607,962	110,944	118,681	(2,121,663)	—
Parametric International Equity Fund, Class R6	—	4,369,715	—	—	—	—	4,508,437
Parametric International Equity Fund, Institutional Class	7,152,241	410,877	7,020,229	172,025	238,852	(890,648)	—

Total	$14,268,095	$8,146,922	$12,628,191	$282,969	$357,533	$(3,012,311)	$7,789,174

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2015 and October 31, 2014, the Fund’s investments in the Portfolios and Affiliated Investment Funds were valued based on Level 1 inputs.

20

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Strategy Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

21

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2015, the Fund designates approximately $441,371, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 12.58% qualifies for the corporate dividends received deduction.

22

MSAR Completion Portfolio

October 31, 2015

Consolidated Portfolio of Investments

Commercial Mortgage-Backed Securities — 15.0%

Security	Principal Amount (000’s omitted)	Value

A10 Securitization, LLC Series 2015-1, Class A2, 3.13%, 4/15/34(1)	$400	$401,407
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4, 5.889%, 7/10/44(2)	845	855,937
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW12, Class A4, 5.714%, 9/11/38(2)	748	754,599
Series 2006-PW14, Class A4, 5.201%, 12/11/38	820	843,699
Series 2006-T22, Class A4, 5.618%, 4/12/38(2)	579	582,040
CD Commercial Mortgage Trust Series 2006-CD2, Class A4, 5.336%, 1/15/46(2)	464	463,856
Series 2006-CD3, Class A5, 5.617%, 10/15/48	707	719,433
Commercial Mortgage Trust Series 2006-C8, Class A4, 5.306%, 12/10/46	696	715,520
Credit Suisse Commercial Mortgage Trust Series 2006-C4, Class A3, 5.467%, 9/15/39	794	809,170
Hilton USA Trust Series 2013-HLT, Class CFX, 3.714%, 11/5/30(1)	1,630	1,636,165
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP7, Class A4, 5.911%, 4/15/45(2)	492	498,486
Series 2006-LDP8, Class A4, 5.399%, 5/15/45	226	229,292
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A3, 5.172%, 12/12/49	828	849,906
Morgan Stanley Capital I Trust Series 2006-IQ12, Class A4, 5.332%, 12/15/43	784	803,907
Series 2007-IQ15, Class A4, 5.917%, 6/11/49(2)	493	517,218
Wachovia Bank Commercial Mortgage Trust Series 2004-C11, Class A5, 5.169%, 1/15/41(2)	174	173,848
Series 2006-C23, Class A4, 5.418%, 1/15/45(2)	18	18,282
Series 2006-C23, Class A5, 5.416%, 1/15/45(2)	880	882,182
Series 2006-C24, Class A3, 5.558%, 3/15/45(2)	393	393,579
Series 2006-C27, Class A3, 5.765%, 7/15/45(2)	759	767,421
Series 2006-C28, Class A4, 5.572%, 10/15/48	712	726,349

Total Commercial Mortgage-Backed Securities (identified cost $13,737,839)		$13,642,296

Asset-Backed Securities — 3.9%

Security	Principal Amount (000’s omitted)	Value

Computers — 1.5%
Dell Equipment Finance Trust Series 2014-1, Class C, 1.80%, 6/22/20(1)	$800	$801,458
Series 2015-1, Class C, 2.42%, 3/23/20(1)	600	598,118

		$1,399,576

Security	Principal Amount (000’s omitted)	Value

Other — 1.1%
DB Master Finance LLC Series 2015-1A, Class A2I, 3.262%, 2/20/45(1)	$199	$199,838
Nextgear Floorplan Master Owner Trust Series 2015-2A, Class A, 2.38%, 10/15/20(1)	750	749,932

		$949,770

Single Family Home Rental — 1.3%
Colony American Homes Series 2014-2A, Class D, 2.547%, 7/17/31(1)(2)	$1,250	$1,219,029

		$1,219,029

Total Asset-Backed Securities (identified cost $3,579,458)		$3,568,375

U.S. Treasury Obligations — 5.9%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/20(3)	$3,867	$3,841,816
U.S. Treasury Inflation-Protected Note, 0.375%, 7/15/25(3)	1,608	1,571,113

Total U.S. Treasury Obligations (identified cost $5,414,782)		$5,412,929

Call Options Purchased — 0.1%

Exchange-Traded Options — 0.0%(4)

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	5	$2,170	11/6/15	$75
S&P 500 Index	5	2,175	11/13/15	150
S&P 500 Index	4	2,210	11/20/15	120
S&P 500 Index	4	2,225	11/27/15	90
S&P 500 Index FLEX	5	2,130	11/2/15	34
S&P 500 Index FLEX	5	2,145	11/4/15	28
S&P 500 Index FLEX	5	2,165	11/9/15	56
S&P 500 Index FLEX	5	2,140	11/11/15	723
S&P 500 Index FLEX	5	2,165	11/16/15	358
S&P 500 Index FLEX	5	2,170	11/18/15	360
S&P 500 Index FLEX	5	2,210	11/23/15	98
S&P 500 Index FLEX	5	2,225	11/25/15	72

				$2,164

23	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Over-the-Counter Options — 0.1%

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value

SPDR Gold Shares	Societe Generale	135	$122	12/18/15	$1,755
SPDR Gold Shares	Societe Generale	65	115	2/19/16	10,165
SPDR S&P 500 ETF Trust	Societe Generale	110	207	12/18/15	51,375

					$63,295

Total Call Options Purchased (identified cost $75,118)					$65,459

Put Options Purchased — 0.0%(4)

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	5	$1,800	11/6/15	$62
S&P 500 Index	5	1,825	11/13/15	225
S&P 500 Index	4	1,875	11/20/15	650
S&P 500 Index	4	1,885	11/27/15	1,030
S&P 500 Index FLEX	5	1,755	11/2/15	0
S&P 500 Index FLEX	5	1,780	11/4/15	0
S&P 500 Index FLEX	5	1,805	11/9/15	4
S&P 500 Index FLEX	5	1,800	11/11/15	10
S&P 500 Index FLEX	5	1,835	11/16/15	116
S&P 500 Index FLEX	5	1,830	11/18/15	164
S&P 500 Index FLEX	5	1,870	11/23/15	702
S&P 500 Index FLEX	5	1,880	11/25/15	1,012

Total Put Options Purchased (identified cost $15,968)				$3,975

Short-Term Investments — 22.0%

U.S. Treasury Obligations — 1.5%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 12/10/15(5)	$1,336	$1,335,973

Total U.S. Treasury Obligations (identified cost $1,335,939)		$1,335,973

Other — 20.5%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.20%(6)	$18,748	$18,747,687

Total Other (identified cost $18,747,687)		$18,747,687

Total Short-Term Investments (identified cost $20,083,626)		$20,083,660

Total Investments — 46.9% (identified cost $42,906,791)		$42,776,694

Call Options Written — (0.2)%

Exchange-Traded Options — (0.2)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	5	$2,070	11/6/15	$(9,600)
S&P 500 Index	5	2,075	11/13/15	(10,750)
S&P 500 Index	4	2,110	11/20/15	(3,640)
S&P 500 Index	4	2,125	11/27/15	(2,740)
S&P 500 Index FLEX	5	2,035	11/2/15	(24,923)
S&P 500 Index FLEX	5	2,050	11/4/15	(18,707)
S&P 500 Index FLEX	5	2,065	11/9/15	(14,455)
S&P 500 Index FLEX	5	2,045	11/11/15	(22,937)
S&P 500 Index FLEX	5	2,070	11/16/15	(15,265)
S&P 500 Index FLEX	5	2,070	11/18/15	(15,822)
S&P 500 Index FLEX	5	2,110	11/23/15	(6,763)
S&P 500 Index FLEX	5	2,125	11/25/15	(4,610)

				$(150,212)

Over-the-Counter Options — (0.0)%(4)

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value

SPDR S&P 500 ETF Trust	Societe Generale	110	$217	12/18/15	$(6,576)

					$(6,576)

Total Call Options Written (premiums received $59,823)					$(156,788)

24	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Put Options Written — (0.0)%(4)

Exchange-Traded Options — (0.0)%(4)

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	5	$1,900	11/6/15	$(137)
S&P 500 Index	5	1,925	11/13/15	(688)
S&P 500 Index	4	1,975	11/20/15	(2,320)
S&P 500 Index	4	1,985	11/27/15	(3,420)
S&P 500 Index FLEX	5	1,850	11/2/15	0
S&P 500 Index FLEX	5	1,875	11/4/15	0
S&P 500 Index FLEX	5	1,905	11/9/15	(86)
S&P 500 Index FLEX	5	1,895	11/11/15	(125)
S&P 500 Index FLEX	5	1,930	11/16/15	(812)
S&P 500 Index FLEX	5	1,930	11/18/15	(1,064)
S&P 500 Index FLEX	5	1,970	11/23/15	(3,103)
S&P 500 Index FLEX	5	1,980	11/25/15	(4,000)

				$(15,755)

Over-the-Counter Options — (0.0)%(4)

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value

SPDR Gold Shares	Societe Generale	252	$95	12/18/15	$(2,640)
SPDR Gold Shares	Societe Generale	163	100	3/18/16	(21,122)

					$(23,762)

Total Put Options Written (premiums received $78,425)					$(39,517)

Other Assets, Less Liabilities — 53.3%					$48,676,803

Net Assets — 100.0%					$91,257,192

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $5,605,947 or 6.1% of the Portfolio’s net assets.

(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2015.

(3)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(4)	Amount is less than 0.05% or (0.05)%, as applicable.

(5)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
U.S. 5-Year Treasury Note	60	Short	Dec-15	$(7,191,921)	$(7,186,406)	$5,515
U.S. 10-Year Treasury Note	81	Long	Dec-15	10,328,914	10,342,688	13,774
U.S. Ultra-Long Treasury Bond	43	Long	Dec-15	6,900,362	6,869,250	(31,112)

						$(11,823)

25	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Rate	Termination Date	Net Unrealized Depreciation

Bank of America, N.A.	$4,250	Receives	Bank of America Merrill Lynch Short Synthetic Variance Index(1)(2)	Pays	1.20%	2/19/16	$(7,082)
Bank of America, N.A.	4,298	Pays	MSCI EAFE Index(2)	Receives	3-month USD LIBOR-BBA plus 0.07%	8/19/16	(32,679)
Bank of America, N.A.	2,600	Pays	MSCI Emerging Markets Index(2)	Receives	3-month USD LIBOR-BBA minus 0.45%	8/19/16	(119,717)
Societe Generale	4,000	Receives	SGI Commodities Curve Momentum Alpha Index(2)	Pays	0.65%	10/5/16	(1,902)
Societe Generale	5,900	Receives	SGI FX Smile Premium G4 Index(2)	Pays	0.59	10/5/16	(2,524)
Societe Generale	4,000	Receives	SGI Smart Market Neutral Commodity 2 Index(2)	Pays	0.65	10/5/16	(1,898)
Societe Generale	2,900	Receives	SGI US Delta Cap Mean Reversion Index(2)	Pays	0.50	10/5/16	(58,469)

							$(224,271)

(1)

Represents a custom index created by Bank of America, N.A. designed to capture the difference between implied and realized volatility of the S&P 500 Index by writing options on the SPDR S&P 500 ETF Trust and delta hedging the options daily.

(2)

Swap is subject to optional notional adjustments prior to the termination date whereby the Portfolio may decrease the notional amount upon notification to the counterparty or increase the notional amount upon mutual agreement with the counterparty.

Abbreviations:

FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.

26	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2015

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $24,159,104)	$24,029,007
Affiliated investment, at value (identified cost, $18,747,687)	18,747,687
Cash	48,166,282
Restricted cash*	767,570
Interest receivable	63,606
Interest receivable from affiliated investment	10,443
Receivable for premiums on written options	30,904
Receivable for variation margin on open financial futures contracts	54,037
Receivable for closed swap contracts	59,039
Receivable for closed options	27,050
Total assets	$91,955,625

Liabilities
Written options outstanding, at value (premiums received, $138,248)	$196,305
Payable for investments purchased	18,351
Payable for closed written options	117,082
Payable for open swap contracts	224,271
Payable to affiliates:
Investment adviser fee	47,727
Trustees’ fees	381
Accrued expenses	94,316
Total liabilities	$698,433
Net Assets applicable to investors’ interest in Portfolio	$91,257,192

Sources of Net Assets
Investors’ capital	$91,681,440
Net unrealized depreciation	(424,248)
Total	$91,257,192

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

27	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2015

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest	$289,694
Dividends	22,397
Interest allocated from affiliated investment	104,450
Expenses allocated from affiliated investment	(8,901)
Total investment income	$407,640

Expenses
Investment adviser fee	$522,462
Trustees’ fees and expenses	4,590
Custodian fee	128,581
Legal and accounting services	78,001
Miscellaneous	9,409
Total expenses	$743,043
Deduct —
Reduction of custodian fee	$126
Total expense reductions	$126

Net expenses	$742,917

Net investment loss	$(335,277)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$120,297
Investment transactions allocated from affiliated investment	154
Written options	263,323
Financial futures contracts	1,366,905
Swap contracts	580,150
Capital gain distributions received	123,489
Net realized gain	$2,454,318
Change in unrealized appreciation (depreciation) —
Investments	$(81,531)
Written options	226,646
Financial futures contracts	(303,318)
Swap contracts	(387,751)
Net change in unrealized appreciation (depreciation)	$(545,954)

Net realized and unrealized gain	$1,908,364

Net increase in net assets from operations	$1,573,087

28	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2015

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income (loss)	$(335,277)	$657,118
Net realized gain from investment transactions, written options, financial futures contracts, swap contracts and capital gain distributions received	2,454,318	791,750
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts and swap contracts	(545,954)	(65,785)
Net increase in net assets from operations	$1,573,087	$1,383,083
Capital transactions —
Contributions	$42,933,635	$111,098,118
Withdrawals	(37,666,538)	(139,187,524)
Net increase (decrease) in net assets from capital transactions	$5,267,097	$(28,089,406)

Net increase (decrease) in net assets	$6,840,184	$(26,706,323)

Net Assets
At beginning of year	$84,417,008	$111,123,331
At end of year	$91,257,192	$84,417,008

29	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2015

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.95%	0.97%	0.91%	0.86%	0.92%
Net investment income (loss)	(0.43)%	0.76%	1.40%	0.47%	0.62%
Portfolio Turnover	95%	39%	74%	37%	32%

Total Return	2.29%	1.87%	(2.57)%	(0.20)%	0.90%

Net assets, end of year (000’s omitted)	$91,257	$84,417	$111,123	$182,891	$387,568

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

30	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2015

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

MSAR Completion Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Multi-Strategy Absolute Return Fund held a 98.3% interest in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance MSAR Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2015 were $4,786,017 or 5.2% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the

31

MSAR Completion Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

32

MSAR Completion Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

K  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. In addition, BMR also receives an investment adviser fee in an amount equal to 0.55% of the Portfolio’s average daily net assets up to $500 million that are subject to a written put spread and/or call spread strategy and at reduced rates when the Portfolio’s daily net assets are $500 million or more. The Portfolio’s daily net assets that are subject to a written put spread and/or call spread strategy may exceed the Portfolio’s daily net assets on any day. The investment adviser fee is payable monthly. For the year ended October 31, 2015, the investment adviser fee amounted to $522,462 or 0.66% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. BMR pays PRA a portion of its adviser fee for sub-advisory services provided to the Portfolio.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, for the year ended October 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$20,056,164	$17,614,354
U.S. Government and Agency Securities	5,415,549	—

	$25,471,713	$17,614,354

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$47,590,381

Gross unrealized appreciation	$21,847
Gross unrealized depreciation	(797,561)

Net unrealized depreciation	$(775,714)

The net unrealized appreciation (depreciation) on derivative contracts at October 31, 2015 on a federal income tax basis was $(209,771).

33

MSAR Completion Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, written options and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Consolidated Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended October 31, 2015 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	230	$208,809
Options written	2,393	1,484,680
Options exercised	(434)	(255,345)
Options expired	(1,548)	(1,299,896)

Outstanding, end of year	641	$138,248

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodity-linked derivative instruments, including options on an exchange-traded commodity fund and total return swaps based on a commodity index, to enhance total return and to gain exposure to the investment returns of commodities markets without investing directly in physical commodities.

Equity Price Risk:  The Portfolio seeks to generate incremental return by writing a series of call and put option spread transactions on an index of common stocks. If the index appreciates or depreciates sufficiently over the period to offset the net premium received, the Portfolio will incur a net loss. The amount of potential loss in the event of a sharp market movement is subject to a cap, defined as the product of the difference in strike prices between written and purchased call and put options and the options position size, less net premium received. During the year ended October 31, 2015, the Portfolio also entered into equity futures contracts and options on an exchange-traded equity fund to enhance total return. The Portfolio also enters into total return swap contracts to enhance total return and to hedge against fluctuations in security prices of investments held by Eaton Vance Multi-Strategy Absolute Return Fund, for which the Portfolio serves as its completion portfolio.

Foreign Exchange Risk:  The Portfolio enters into total return swaps to enhance total return.

Interest Rate Risk:  The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against fluctuations in interest rates and to manage its effective duration, the Portfolio enters into U.S. Treasury futures contracts and options thereon.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $254,609. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $919,992 at October 31, 2015.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

34

MSAR Completion Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$11,920	$57,514	$—	$—	$69,434
Net unrealized depreciation*	—	—	—	19,289	19,289

Total Asset Derivatives	$11,920	$57,514	$—	$19,289	$88,723

Derivatives not subject to master netting or similar agreements	$—	$6,139	$—	$19,289	$25,428

Total Asset Derivatives subject to master netting or similar agreements	$11,920	$51,375	$—	$—	$63,295

	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Written options outstanding, at value	$(23,762)	$(172,543)	$—	$—	$(196,305)
Net unrealized depreciation*	—	—	—	(31,112)	(31,112)
Payable for open swap contracts	(3,800)	(217,947)	(2,524)	—	(224,271)

Total Liability Derivatives	$(27,562)	$(390,490)	$(2,524)	$(31,112)	$(451,688)

Derivatives not subject to master netting or similar agreements	$—	$(165,967)	$—	$(31,112)	$(197,079)

Total Liability Derivatives subject to master netting or similar agreements	$(27,562)	$(224,523)	$(2,524)	$—	$(254,609)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable for variation margin.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for assets and pledged by the Portfolio (and Subsidiary) for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Societe Generale	$63,295	$(63,295)	$—	$—	$—

35

MSAR Completion Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(159,478)	$—	$—	$159,478	$—
Societe Generale	(95,131)	63,295	3,800	28,036	—

	$(254,609)	$63,295	$3,800	$187,514	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2015 was as follows:

Consolidated Statement of Operations Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$3,714	$(263,357)	$—	$(49,895)
Financial futures contracts	—	287,562	—	1,079,343
Written options	1,802	250,791	—	10,730
Swap contracts	(122,091)	964,643	(262,402)	—

Total	$(116,575)	$1,239,639	$(262,402)	$1,040,178

Change in unrealized appreciation (depreciation) —
Investments	$(23,025)	$(3,574)	$—	$—
Financial futures contracts	—	—	—	(303,318)
Written options	5,766	220,880	—	—
Swap contracts	278	(390,454)	2,425	—

Total	$(16,981)	$(173,148)	$2,425	$(303,318)
The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts

$22,311,000	$3,954,000	$41,904,000

The average number of purchased index options contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was 200 contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

36

MSAR Completion Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Commercial Mortgage-Backed Securities	$—	$13,642,296	$—	$13,642,296
Asset-Backed Securities	—	3,568,375	—	3,568,375
U.S. Treasury Obligations	—	5,412,929	—	5,412,929
Call Options Purchased	435	65,024	—	65,459
Put Options Purchased	1,967	2,008	—	3,975
Short-Term Investments —
U.S. Treasury Obligations	—	1,335,973	—	1,335,973
Other	—	18,747,687	—	18,747,687

Total Investments	$2,402	$42,774,292	$—	$42,776,694

Futures Contracts	$19,289	$—	$—	$19,289

Total	$21,691	$42,774,292	$—	$42,795,983

Liability Description

Call Options Written	$(26,730)	$(130,058)	$—	$(156,788)
Put Options Written	(6,565)	(32,952)	—	(39,517)
Futures Contracts	(31,112)	—	—	(31,112)
Swap Contracts	—	(224,271)	—	(224,271)

Total	$(64,407)	$(387,281)	$—	$(451,688)

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

37

MSAR Completion Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of MSAR Completion Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of MSAR Completion Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of MSAR Completion Portfolio and subsidiary as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

38

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

39

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2320 10.31.15

Parametric Tax-Managed International Equity Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2015

Parametric Tax-Managed International Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 37

Federal Tax Information	18

Management and Organization	38

Important Notices	41

Parametric Tax-Managed International Equity Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Developed international equity markets were a mixed story for the 12-month period ended October 31, 2015, with markets changing direction as sentiment shifted from negative to positive and back again. Throughout the period, the increasing strength of the U.S. dollar created a stiff headwind for euro- and yen-based assets, dampening returns for U.S.-based investors. Restrained by the strong U.S. dollar, the MSCI EAFE Index2 of developed-market international equities shed 0.07% for the 12-month period.

The period started off poorly, with Europe’s continuing economic slowdown causing a broad decline in some of the smaller European equity markets. In addition, the plunge in commodity prices adversely impacted the commodity-heavy markets of Norway and the U.K. The Japanese market also lost ground as the country’s economy continued to cool.

In the first half of 2015, many developed international equity markets rose. Japanese stocks were particularly strong performers amid the accommodative monetary policy by the Bank of Japan. In Europe, the European Central Bank’s stimulus measures led to broad-based strength in European equities, with Germany’s market rising sharply on export momentum and cheaper oil.

Subsequently, the mounting Greek debt crisis and signs of economic weakness in China sent stock markets worldwide lower. In August 2015, many international markets dropped on growing concerns about China and the timing of the U.S. Federal Reserve (the Fed)’s first rate hike. Many markets fell further in September 2015 after the Fed decided to leave U.S. interest rates unchanged, but a broad late-period rally sparked by new stimulus measures in China and Europe helped many markets recoup most of their previous losses.

Fund Performance

For the 12-month period ended October 31, 2015, Parametric Tax-Managed International Equity Fund (the Fund) had a total return of -0.27% for Investor Class shares at net asset value (NAV), underperforming the Fund’s benchmark, the MSCI EAFE Index (the Index), which had a total return of -0.07% for the same period.

Factors detracting from the Fund’s performance relative to the Index included the Fund’s overweight position in Australia. This country’s equity market underperformed the overall

Index for the 12-month period due to its role as a major exporter to China. As China’s economic growth has slowed, Australia’s exports have declined. The Fund’s overweight position in Norway also hurt Fund performance versus the Index. Norway’s equity market fell broadly due to the drop in crude oil prices and a steep depreciation in the nation’s currency during the period. In addition, the Fund’s overweight position in Hong Kong’s information technology sector further detracted from relative Fund performance.

Factors contributing to the Fund’s performance relative to the Index included the Fund’s overweight position in Ireland. The country’s equity market rebounded on merger and acquisition activity and a strengthening European economy during the 12-month period. In Spain, the Fund’s effort to maintain exposure across key economic sectors (whereby larger sectors are underweighted and smaller sectors are overweighted) also aided Fund performance relative to the Index. This allocation process led to an underweight position in Spain’s financials sector, which helped relative Fund performance, as the sector fell during the period on increasing worries about the financial health of Spanish banks. Additionally, in Japan, the Fund’s inclusion of a number of out-of-Index holdings further contributed to relative Fund performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric Tax-Managed International Equity Fund

October 31, 2015

Performance2,3

Portfolio Managers Thomas Seto and Paul Bouchey, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class at NAV	04/22/1998	04/22/1998	–0.27%	3.62%	2.68%
Class C at NAV	04/22/1998	04/22/1998	–1.00	2.86	1.92
Class C with 1% Maximum Sales Charge	—	—	–1.98	2.86	1.92
Institutional Class at NAV	09/02/2008	04/22/1998	0.01	3.91	2.89
MSCI EAFE Index	—	—	–0.07%	4.81%	4.05%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class After Taxes on Distributions	04/22/1998	04/22/1998	–0.60%	3.55%	2.69%
Investor Class After Taxes on Distributions and Sale of Fund Shares	—	—	0.54	3.18	2.47
Class C After Taxes on Distributions	04/22/1998	04/22/1998	–2.21	2.80	1.96
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–0.62	2.44	1.75
Institutional Class After Taxes on Distributions	09/02/2008	04/22/1998	–0.35	3.84	2.89
Institutional Class After Taxes on Distributions and Sale of Fund Shares	—	—	0.78	3.47	2.68

% Total Annual Operating Expense Ratios[4]			Investor Class	Class C	Institutional Class
Gross			1.60%	2.35%	1.35%
Net			1.50	2.25	1.25

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2005	$12,100	N.A.
Institutional Class	$50,000	10/31/2005	$66,480	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric Tax-Managed International Equity Fund

October 31, 2015

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Nestle SA	1.3%

Vodafone Group PLC	1.3

GlaxoSmithKline PLC	1.1

National Grid PLC	1.1

SAP SE	0.9

Novartis AG	0.9

Royal Dutch Shell PLC, Class A	0.9

Deutsche Telekom AG	0.9

Compagnie Financiere Richemont SA, Class A	0.8

Total SA	0.8

Total	10.0%

Geographic Allocation (% of common stocks)

See Endnotes and Additional Disclosures in this report.

4

Parametric Tax-Managed International Equity Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Institutional Class is linked to Investor Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/29/16. Without the reimbursement, if applicable, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Parametric Tax-Managed International Equity Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$943.00	$7.35	**	1.50%
Class C	$1,000.00	$939.80	$11.00	**	2.25%
Institutional Class	$1,000.00	$943.80	$6.12	**	1.25%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,017.60	$7.63	**	1.50%
Class C	$1,000.00	$1,013.90	$11.42	**	2.25%
Institutional Class	$1,000.00	$1,018.90	$6.36	**	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric Tax-Managed International Equity Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $38,438,448)	$38,031,776
Receivable for Fund shares sold	1,896
Receivable from affiliates	18,659
Total assets	$38,052,331

Liabilities
Payable for Fund shares redeemed	$3,698
Payable to affiliates:
Distribution and service fees	12,481
Trustees’ fees	42
Accrued expenses	43,309
Total liabilities	$59,530
Net Assets	$37,992,801

Sources of Net Assets
Paid-in capital	$83,049,000
Accumulated net realized loss from Portfolio	(45,124,853)
Accumulated undistributed net investment income	475,326
Net unrealized depreciation from Portfolio	(406,672)
Total	$37,992,801

Investor Class Shares
Net Assets	$22,986,961
Shares Outstanding	2,396,530
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.59

Class C Shares
Net Assets	$9,091,954
Shares Outstanding	1,003,661
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.06

Institutional Class Shares
Net Assets	$5,913,886
Shares Outstanding	617,080
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.58

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends allocated from Portfolio (net of foreign taxes, $123,241)	$1,186,260
Interest allocated from Portfolio	136
Expenses allocated from Portfolio	(366,257)
Total investment income	$820,139

Expenses
Distribution and service fees
Investor Class	$60,759
Class C	97,444
Trustees’ fees and expenses	499
Custodian fee	12,335
Transfer and dividend disbursing agent fees	72,327
Legal and accounting services	23,495
Printing and postage	23,159
Registration fees	54,089
Miscellaneous	12,275
Total expenses	$356,382
Deduct —
Allocation of expenses to affiliates	$71,746
Total expense reductions	$71,746

Net expenses	$284,636

Net investment income	$535,503

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$2,389,040
Foreign currency transactions	(20,943)
Net realized gain	$2,368,097
Change in unrealized appreciation (depreciation) —
Investments	$(3,040,568)
Foreign currency	(17,641)
Net change in unrealized appreciation (depreciation)	$(3,058,209)

Net realized and unrealized loss	$(690,112)

Net decrease in net assets from operations	$(154,609)

8	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$535,503	$821,005
Net realized gain from investment and foreign currency transactions	2,368,097	4,487,409
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(3,058,209)	(4,959,908)
Net increase (decrease) in net assets from operations	$(154,609)	$348,506
Distributions to shareholders —
From net investment income
Investor Class	$(586,372)	$(559,367)
Class C	(169,573)	(154,964)
Institutional Class	(143,711)	(78,173)
Total distributions to shareholders	$(899,656)	$(792,504)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$1,421,354	$909,263
Class C	412,589	289,656
Institutional Class	2,022,743	2,776,642
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	548,507	523,832
Class C	153,613	139,383
Institutional Class	77,620	32,605
Cost of shares redeemed
Investor Class	(3,867,899)	(5,288,241)
Class C	(1,568,944)	(1,774,312)
Institutional Class	(1,534,202)	(722,977)
Net decrease in net assets from Fund share transactions	$(2,334,619)	$(3,114,149)

Net decrease in net assets	$(3,388,884)	$(3,558,147)

Net Assets
At beginning of year	$41,381,685	$44,939,832
At end of year	$37,992,801	$41,381,685

Accumulated undistributed net investment income included in net assets
At end of year	$475,326	$759,083

9	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2015

Financial Highlights

	Investor Class
	Year Ended October 31,
	2015		2014		2013		2012	2011
Net asset value — Beginning of year	$9.850		$9.970		$8.470		$7.870	$8.870

Income (Loss) From Operations
Net investment income(1)	$0.148		$0.205	(2)	$0.157		$0.150	$0.091
Net realized and unrealized gain (loss)	(0.177)		(0.134)		1.549		0.567	(0.936)

Total income (loss) from operations	$(0.029)		$0.071		$1.706		$0.717	$(0.845)

Less Distributions
From net investment income	$(0.231)		$(0.191)		$(0.206)		$(0.117)	$(0.155)

Total distributions	$(0.231)		$(0.191)		$(0.206)		$(0.117)	$(0.155)

Redemption fees(1)(3)	$—		$—		$—		$—	$0.000 (4)

Net asset value — End of year	$9.590		$9.850		$9.970		$8.470	$7.870

Total Return(5)	(0.27)%		0.71%		20.52%		9.34%	(9.74)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,987		$25,504		$29,574		$28,998	$36,350
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.50	%(8)	1.50	%(8)	1.51	%(8)	1.86%	1.77%
Net investment income	1.52%		2.02	%(2)	1.72%		1.89%	1.02%
Portfolio Turnover of the Portfolio	11%		53%		30%		117%	41%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.042 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.61%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable, which were eliminated effective March 1, 2013.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.18%, 0.10% and 0.20% of average daily net assets for the years ended October 31, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

10	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015		2014		2013		2012	2011
Net asset value — Beginning of year	$9.310		$9.430		$8.010		$7.440	$8.390

Income (Loss) From Operations
Net investment income(1)	$0.070		$0.121	(2)	$0.082		$0.087	$0.025
Net realized and unrealized gain (loss)	(0.164)		(0.116)		1.474		0.534	(0.886)

Total income (loss) from operations	$(0.094)		$0.005		$1.556		$0.621	$(0.861)

Less Distributions
From net investment income	$(0.156)		$(0.125)		$(0.136)		$(0.051)	$(0.089)

Total distributions	$(0.156)		$(0.125)		$(0.136)		$(0.051)	$(0.089)

Redemption fees(1)(3)	$—		$—		$—		$—	$0.000 (4)

Net asset value — End of year	$9.060		$9.310		$9.430		$8.010	$7.440

Total Return(5)	(1.00)%		0.05%		19.67%		8.44%	(10.40)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,092		$10,359		$11,820		$11,488	$14,022
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	2.25	%(8)	2.25	%(8)	2.26	%(8)	2.61%	2.53%
Net investment income	0.76%		1.26	%(2)	0.95%		1.16%	0.29%
Portfolio Turnover of the Portfolio	11%		53%		30%		117%	41%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.040 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.85%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.18%, 0.10% and 0.20% of average daily net assets for the years ended October 31, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

11	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2015

Financial Highlights — continued

	Institutional Class
	Year Ended October 31,
	2015		2014		2013		2012	2011
Net asset value — Beginning of year	$9.840		$9.960		$8.460		$7.880	$8.870

Income (Loss) From Operations
Net investment income(1)	$0.168		$0.223	(2)	$0.174		$0.172	$0.115
Net realized and unrealized gain (loss)	(0.169)		(0.128)		1.555		0.552	(0.920)

Total income (loss) from operations	$(0.001)		$0.095		$1.729		$0.724	$(0.805)

Less Distributions
From net investment income	$(0.259)		$(0.215)		$(0.229)		$(0.144)	$(0.185)

Total distributions	$(0.259)		$(0.215)		$(0.229)		$(0.144)	$(0.185)

Redemption fees(1)(3)	$—		$—		$—		$—	$0.000 (4)

Net asset value — End of year	$9.580		$9.840		$9.960		$8.460	$7.880

Total Return(5)	0.01%		0.97%		20.86%		9.46%	(9.33)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,914		$5,519		$3,546		$1,919	$2,055
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.25	%(8)	1.25	%(8)	1.26	%(8)	1.61%	1.52%
Net investment income	1.73%		2.21	%(2)	1.90%		2.16%	1.33%
Portfolio Turnover of the Portfolio	11%		53%		30%		117%	41%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.036 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.84%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.18%, 0.10% and 0.20% of average daily net assets for the years ended October 31, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or qualified retirement plans. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (52.9% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest

13

Parametric Tax-Managed International Equity Fund

October 31, 2015

Notes to Financial Statements — continued

income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$899,656	$792,504

During the year ended October 31, 2015, accumulated net realized loss was increased by $80,396 and accumulated undistributed net investment income was increased by $80,396 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$529,934
Capital loss carryforwards	$(43,209,505)
Net unrealized depreciation	$(2,376,628)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in PFICs and partnership allocations.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $43,209,505 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($3,906,967), October 31, 2017 ($36,830,557) and October 31, 2019 ($2,471,981), and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2015, capital loss carryforwards of $2,263,987 were utilized to offset net realized gains by the Fund.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. EVM and Parametric Portfolio Associates LLC (Parametric), the sub-adviser of the Portfolio and a majority-owned subsidiary of Eaton Vance Corp., have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Investor Class, Class C and Institutional Class, respectively. This agreement may be changed or terminated after February 29, 2016. Pursuant to this agreement, EVM and Parametric were allocated $71,746 in total of the Fund’s operating expenses for the year ended October 31, 2015. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $11,293 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Parametric Tax-Managed International Equity Fund

October 31, 2015

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $60,759 for Investor Class shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $73,083 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $24,361 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,310,002 and $5,880,230, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Investor Class	2015	2014

Sales	144,215	90,652
Issued to shareholders electing to receive payments of distributions in Fund shares	57,737	53,343
Redemptions	(394,768)	(521,334)

Net decrease	(192,816)	(377,339)

	Year Ended October 31,
Class C	2015	2014

Sales	43,448	30,407
Issued to shareholders electing to receive payments of distributions in Fund shares	17,012	14,923
Redemptions	(169,740)	(185,164)

Net decrease	(109,280)	(139,834)

15

Parametric Tax-Managed International Equity Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Institutional Class	2015	2014

Sales	210,516	272,749
Issued to shareholders electing to receive payments of distributions in Fund shares	8,188	3,330
Redemptions	(162,251)	(71,393)

Net increase	56,453	204,686

16

Parametric Tax-Managed International Equity Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Tax-Managed International Equity Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

17

Parametric Tax-Managed International Equity Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. For the fiscal year ended October 31, 2015, the Fund designates approximately $1,198,247, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. For the fiscal year ended October 31, 2015, the Fund paid foreign taxes of $119,422 and recognized foreign source income of $1,309,501.

18

Tax-Managed International Equity Portfolio

October 31, 2015

Portfolio of Investments

Common Stocks — 98.1%

Security	Shares	Value

Australia — 7.5%
AGL Energy, Ltd.	26,890	$318,879
Amcor, Ltd.	14,610	141,115
APA Group	28,846	187,937
ARB Corp., Ltd.	2,741	28,731
Ardent Leisure Group	12,742	25,180
Aristocrat Leisure, Ltd.	11,229	74,122
Asciano, Ltd.	20,332	118,404
Boral, Ltd.	5,759	22,029
Brambles, Ltd.	20,697	152,412
Caltex Australia, Ltd.	4,560	102,081
Cochlear, Ltd.	811	51,185
Commonwealth Bank of Australia	6,814	369,986
Computershare, Ltd.	15,937	122,148
CSL, Ltd.	4,405	292,801
Domino’s Pizza Enterprises, Ltd.	1,212	40,083
DuluxGroup, Ltd.	5,657	23,651
Echo Entertainment Group, Ltd.	17,795	64,315
GPT Group (The)	11,738	39,755
GUD Holdings, Ltd.	6,188	35,290
GWA Group, Ltd.	11,241	19,768
Incitec Pivot, Ltd.	11,120	31,053
IRESS, Ltd.	4,049	26,967
iSentia Group, Ltd.	19,466	57,191
James Hardie Industries PLC CDI	4,004	51,832
JB Hi-Fi, Ltd.	3,121	39,711
Macquarie Atlas Roads Group	10,339	29,869
McMillan Shakespeare, Ltd.	3,315	29,528
Mirvac Group	18,336	23,438
National Australia Bank, Ltd.	4,515	96,416
Navitas, Ltd.	9,965	29,618
Newcrest Mining, Ltd.(1)	3,087	26,892
Orica, Ltd.	4,147	48,513
Origin Energy, Ltd.	20,678	80,351
Orora, Ltd.	57,701	95,406
Premier Investments, Ltd.	3,446	33,452
Programmed Maintenance Services, Ltd.	6,767	13,969
Ramsay Health Care, Ltd.	3,178	139,697
Recall Holdings, Ltd.	7,050	38,221
Rio Tinto, Ltd.	2,553	91,290
Scentre Group	4,083	11,976
SMS Management & Technology, Ltd.	8,747	30,461
Sonic Healthcare, Ltd.	6,134	83,892
Southern Cross Media Group, Ltd.	25,786	17,901
Suncorp Group, Ltd.	2,484	23,075

Security	Shares	Value

Australia (continued)
Super Retail Group, Ltd.	4,935	$33,704
Tabcorp Holdings, Ltd.	17,246	57,637
Tatts Group, Ltd.	19,917	55,922
Telstra Corp., Ltd.	140,712	539,158
Tox Free Solutions, Ltd.	9,194	18,826
Transpacific Industries Group, Ltd.	36,318	17,462
Transurban Group	27,194	201,509
Treasury Wine Estates, Ltd.	11,839	59,255
Village Roadshow, Ltd.	4,552	24,252
Washington H. Soul Pattinson & Co., Ltd.	4,310	49,415
Wesfarmers, Ltd.	1,800	50,336
Westfield Corp.	3,277	23,775
Westpac Banking Corp.	8,556	190,576
Whitehaven Coal, Ltd.(1)	23,116	16,601
Woodside Petroleum, Ltd.	12,096	253,689
Woolworths, Ltd.	23,156	396,691

		$5,369,399

Austria — 0.9%
ams AG	2,962	$94,785
CA Immobilien Anlagen AG	1,563	30,642
Conwert Immobilien Invest SE(1)	2,110	30,250
EVN AG	2,151	23,736
Immofinanz AG(1)	21,576	55,232
Lenzing AG	490	37,432
Oesterreichische Post AG	540	19,633
OMV AG	5,438	144,802
RHI AG	859	19,383
Schoeller-Bleckmann Oilfield Equipment AG	231	13,885
Verbund AG	6,332	89,607
Voestalpine AG	1,914	69,203
Wienerberger AG	1,390	25,628

		$654,218

Belgium — 2.0%
Ageas	1,164	$51,330
Anheuser-Busch InBev SA/NV	1,886	225,046
Bekaert SA	1,080	32,033
bpost SA	2,643	66,148
Colruyt SA	978	48,375
Econocom Group SA/NV	2,876	25,660
Euronav SA	2,460	36,370
EVS Broadcast Equipment SA	652	18,991
Groupe Bruxelles Lambert SA	2,220	180,197
Nyrstar NV(1)	10,150	15,508

19	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Belgium (continued)
Proximus SADP	6,750	$233,583
Telenet Group Holding NV(1)	3,141	182,691
UCB SA	2,340	202,265
Umicore SA	2,518	106,909

		$1,425,106

Denmark — 1.9%
A.P. Moller-Maersk A/S, Class A	39	$55,922
A.P. Moller-Maersk A/S, Class B	54	79,694
Carlsberg A/S, Class B	2,023	165,743
Danske Bank A/S	5,821	160,157
DSV A/S	1,432	58,109
Novo Nordisk A/S, Class B	3,312	175,879
Novozymes A/S, Class B	4,937	228,865
Pandora A/S	1,680	193,868
Royal Unibrew A/S	730	28,906
SimCorp A/S	775	38,025
TDC A/S	20,226	105,739
Tryg A/S	3,287	59,071

		$1,349,978

Finland — 1.9%
Amer Sports Oyj	4,419	$124,022
Elisa Oyj	4,226	159,220
Fortum Oyj	9,596	143,901
Huhtamaki Oyj	1,520	53,624
Kemira Oyj	2,727	32,300
Kesko Oyj, Class B	3,462	110,522
Kone Oyj, Class B	1,663	70,928
Metso Oyj	1,100	26,930
Neste Oyj	4,938	120,401
Nokia Oyj	25,041	186,276
Orion Oyj, Class B	3,365	120,189
Sampo Oyj, Class A	2,829	138,275
Sanoma Oyj	4,285	18,786
Stora Enso Oyj	5,321	49,359
Valmet Oyj	3,262	34,332

		$1,389,065

France — 7.8%
Accor SA	611	$30,342
ADP	379	47,612
Air Liquide SA	4,325	559,512
Airbus Group SE	2,452	170,746
Alstom SA(1)	736	23,957

Security	Shares	Value

France (continued)
Alten SA	634	$32,865
Atos SE	1,608	128,007
BNP Paribas SA	3,858	233,784
Bouygues SA	672	25,400
Christian Dior SE	293	57,587
CNP Assurances	2,759	39,355
Danone SA	4,879	339,091
Dassault Systemes SA	2,600	205,109
Edenred	900	16,525
Engie SA	28,577	500,120
Eutelsat Communications SA	985	32,465
Fonciere des Regions	297	27,955
Groupe Eurotunnel SE	2,197	30,754
Hermes International	129	49,620
Iliad SA	447	93,877
Ingenico Group SA	754	88,860
Kering SA	430	79,526
Klepierre	713	33,767
L’Oreal SA	1,343	244,835
Lagardere SCA	1,361	39,599
LVMH Moet Hennessy Louis Vuitton SE	902	167,925
Neopost SA	811	20,149
Orange SA	26,441	466,200
Orpea	620	49,738
Remy Cointreau SA	348	24,174
Rubis SCA	423	33,903
Safran SA	948	72,004
Sanofi	4,652	469,274
SCOR SE	1,284	47,743
Societe BIC SA	422	67,249
Sodexo SA	251	22,312
Sopra Steria Group	268	30,486
Suez Environnement Co. SA	5,207	98,870
Total SA	11,837	572,423
Unibail-Rodamco SE	378	105,209
Vinci SA	1,776	119,571
Vivendi SA	5,190	124,855
Wendel SA	200	23,975

		$5,647,330

Germany — 8.0%
Adidas AG	1,444	$129,409
Allianz SE	1,913	334,905
alstria office REIT AG	2,172	30,305
Aurubis AG	569	38,009

20	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Germany (continued)
BASF SE	4,409	$361,202
Bayer AG	3,063	408,406
Brenntag AG	492	29,709
Celesio AG	867	24,112
Daimler AG	2,800	242,798
Deutsche EuroShop AG	620	29,893
Deutsche Lufthansa AG(1)	2,923	43,166
Deutsche Telekom AG	33,899	634,982
Deutsche Wohnen AG, Bearer Shares	1,750	49,331
E.ON SE	35,060	369,853
Fraport AG	937	59,408
Fresenius Medical Care AG & Co. KGaA	705	63,455
Fresenius SE & Co. KGaA	1,677	123,230
GEA Group AG	1,196	47,930
Henkel AG & Co. KGaA	2,916	269,155
Henkel AG & Co. KGaA, PFC Shares	3,175	344,340
KWS Saat SE	85	27,482
LANXESS AG	524	28,119
LEG Immobilien AG	453	36,116
Linde AG	1,079	187,158
MAN AG	432	45,015
Merck KGaA	412	40,223
MTU Aero Engines AG	316	29,233
Muenchener Rueckversicherungs-Gesellschaft AG	660	131,600
Porsche Automobil Holding SE, PFC Shares	819	38,283
ProSiebenSat.1 Media SE	1,000	54,036
RWE AG	8,003	111,220
SAP SE	8,656	682,396
Siemens AG	3,848	386,509
Software AG	800	23,244
Stada Arzneimittel AG	690	26,249
TAG Immobilien AG	2,396	31,014
Telefonica Deutschland Holdings AG	3,587	23,092
TUI AG	2,680	49,837
Volkswagen AG	330	45,696
Volkswagen AG, PFC Shares	676	81,144
Wirecard AG	1,392	71,903

		$5,783,167

Hong Kong — 4.0%
Bank of East Asia, Ltd. (The)	23,200	$86,835
Cathay Pacific Airways, Ltd.	31,000	61,324
Cheung Kong Infrastructure Holdings, Ltd.	21,000	195,491
China Cord Blood Corp.(1)	5,000	31,850
China Everbright Water, Ltd.(1)	38,600	19,519

Security	Shares	Value

Hong Kong (continued)
China Traditional Chinese Medicine Co., Ltd.(1)	50,000	$37,815
Chow Sang Sang Holdings International, Ltd.	13,000	25,256
CLP Holdings, Ltd.	26,000	226,869
Dairy Farm International Holdings, Ltd.	6,300	41,479
Esprit Holdings, Ltd.	27,800	30,982
G-Resources Group, Ltd.	1,212,000	27,083
Hang Lung Group, Ltd.	6,000	21,832
Hang Lung Properties, Ltd.	16,000	39,190
Hang Seng Bank, Ltd.	2,500	45,736
HC International, Inc.(1)	46,000	26,734
HKT Trust and HKT, Ltd.	111,000	132,935
Hongkong Land Holdings, Ltd.	13,000	97,476
Hopewell Holdings, Ltd.	33,500	120,880
Hysan Development Co., Ltd.	7,000	31,004
Jardine Matheson Holdings, Ltd.	2,400	130,503
Jardine Strategic Holdings, Ltd.	3,000	90,302
Johnson Electric Holdings, Ltd.	7,875	28,772
Kerry Properties, Ltd.	10,000	29,537
Kingston Financial Group, Ltd.(1)	128,000	50,553
KuangChi Science, Ltd.(1)	120,000	49,038
Li & Fung, Ltd.	80,000	64,956
Link REIT	22,500	134,430
MTR Corp., Ltd.	17,500	79,392
NWS Holdings, Ltd.	17,000	25,594
PAX Global Technology, Ltd.	21,000	27,407
PCCW, Ltd.	191,000	102,353
Power Assets Holdings, Ltd.	13,000	129,470
Shangri-La Asia, Ltd.	22,000	20,077
Sino Land Co., Ltd.	22,000	33,957
SJM Holdings, Ltd.	60,000	49,887
Sun Hung Kai Properties, Ltd.	10,000	133,707
Swire Pacific, Ltd., Class A	4,000	46,368
Techtronic Industries Co., Ltd.	19,000	69,214
Television Broadcasts, Ltd.	14,600	53,116
Truly International Holdings, Ltd.	208,000	49,557
VTech Holdings, Ltd.	7,100	85,973
Wynn Macau, Ltd.	36,000	49,422
Yue Yuen Industrial Holdings, Ltd.	10,500	38,169

		$2,872,044

Ireland — 1.9%
CRH PLC	8,138	$222,744
DCC PLC	1,972	158,080
FBD Holdings PLC	1,257	9,611
FleetMatics Group PLC(1)	3,906	217,408

21	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Ireland (continued)
Fly Leasing, Ltd. ADR	2,162	$28,517
Glanbia PLC	2,561	49,627
ICON PLC(1)	3,112	198,763
Irish Continental Group PLC	7,510	40,798
Kerry Group PLC, Class A	1,947	157,911
Origin Enterprises PLC(1)	2,844	21,383
Paddy Power PLC	2,563	296,568

		$1,401,410

Israel — 2.0%
Bank Hapoalim B.M.	15,152	$78,872
Bezeq Israeli Telecommunication Corp., Ltd.	124,134	266,017
Check Point Software Technologies, Ltd.(1)	2,277	193,408
Delek Automotive Systems, Ltd.	2,964	28,146
Elbit Systems, Ltd.	1,673	132,596
Gazit-Globe, Ltd.	2,382	25,855
Israel Chemicals, Ltd.	19,219	106,565
Israel Corp., Ltd.	340	87,709
Israel Discount Bank, Ltd., Series A(1)	19,603	35,856
Kenon Holdings, Ltd.(1)	672	8,799
Mizrahi Tefahot Bank, Ltd.	3,293	40,021
Oil Refineries, Ltd.(1)	139,185	50,866
Orbotech, Ltd.(1)	2,016	33,365
Osem Investment, Ltd.	2,955	57,201
Paz Oil Co., Ltd.	464	69,123
Sarine Technologies, Ltd.	23,300	25,898
Teva Pharmaceutical Industries, Ltd. ADR	3,286	194,498
Tower Semiconductor, Ltd.(1)	225	3,077

		$1,437,872

Italy — 3.7%
Amplifon SpA	6,312	$49,083
Assicurazioni Generali SpA	4,184	79,272
Astaldi SpA	2,796	22,522
Atlantia SpA	8,036	222,544
Autogrill SpA(1)	4,452	41,442
Banca Monte dei Paschi di Siena SpA(1)	26,721	49,052
Brembo SpA	781	34,423
CIR SpA(1)	19,905	21,982
CNH Industrial NV	8,164	55,264
Davide Campari-Milano SpA	12,105	103,660
DiaSorin SpA	1,529	68,458
Ei Towers SpA	1,018	61,722
Enel Green Power SpA	15,744	33,285
Enel SpA	40,911	188,654

Security	Shares	Value

Italy (continued)
ENI SpA	23,333	$381,034
EXOR SpA	1,016	50,388
Interpump Group SpA	2,136	31,429
Intesa Sanpaolo SpA	61,402	213,621
Luxottica Group SpA	1,065	74,657
Prada SpA	6,900	28,077
Recordati SpA	2,597	64,550
Salvatore Ferragamo SpA	941	25,540
Snam SpA	16,776	86,816
STMicroelectronics NV	20,785	143,204
Telecom Italia SpA(1)	214,684	299,502
Telecom Italia SpA, PFC Shares	105,797	118,906
Terna Rete Elettrica Nazionale SpA	12,961	65,924
Tod’s SpA	213	17,839
Yoox Net-A-Porter Group SpA(1)	851	28,854

		$2,661,704

Japan — 15.8%
Advantest Corp.	8,300	$66,210
Aeon Co., Ltd.	3,200	47,412
Aeon Mall Co., Ltd.	1,300	21,746
Air Water, Inc.	2,000	32,725
Alps Electric Co., Ltd.	1,600	49,663
ANA Holdings, Inc.	11,000	32,848
Anritsu Corp.	3,000	19,537
Asahi Glass Co., Ltd.	6,000	34,353
Asahi Kasei Corp.	9,000	55,230
Astellas Pharma, Inc.	13,900	201,751
Bandai Namco Holdings, Inc.	1,300	31,954
Bank of Yokohama, Ltd. (The)	5,000	31,206
Bridgestone Corp.	1,900	69,675
Canon, Inc.	3,800	113,476
Chiba Bank, Ltd. (The)	4,000	29,180
Chubu Electric Power Co., Inc.	10,800	166,136
Chugai Pharmaceutical Co., Ltd.	1,800	57,942
Citizen Holdings Co., Ltd.	7,100	53,814
Credit Saison Co., Ltd.	1,400	28,741
Daicel Corp.	3,400	44,929
Daido Steel Co., Ltd.	7,000	26,795
Daishi Bank, Ltd. (The)	9,000	40,670
Daito Trust Construction Co., Ltd.	300	32,474
Daiwa House Industry Co., Ltd.	2,000	52,501
Denka Co., Ltd.	9,000	41,765
Denso Corp.	1,100	51,285
Dowa Holdings Co., Ltd.	4,000	34,874

22	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Dydo Drinco, Inc.	800	$34,166
East Japan Railway Co.	1,100	104,583
Eisai Co., Ltd.	1,500	93,824
Electric Power Development Co., Ltd.	4,500	148,347
FamilyMart Co., Ltd.	800	32,701
Fancl Corp.	3,600	50,448
Fast Retailing Co., Ltd.	200	73,056
Fuji Heavy Industries, Ltd.	1,300	50,276
Fuji Oil Holdings, Inc.	3,600	50,764
FUJIFILM Holdings Corp.	2,000	79,777
Fujitsu, Ltd.	8,000	37,813
Fukuoka Financial Group, Inc.	7,000	36,835
Furukawa Electric Co., Ltd.	13,000	23,790
Gunma Bank, Ltd. (The)	5,000	31,473
Hirose Electric Co., Ltd.	300	36,311
Hiroshima Bank, Ltd. (The)	6,000	33,321
Hitachi Metals, Ltd.	3,000	33,978
Hitachi, Ltd.	19,000	109,607
Hokuhoku Financial Group, Inc.	15,000	33,303
Honda Motor Co., Ltd.	4,400	145,554
Ibiden Co., Ltd.	2,000	27,558
Idemitsu Kosan Co., Ltd.	4,100	67,238
Ito En, Ltd.	1,400	29,244
ITOCHU Corp.	3,300	41,293
ITOCHU Techno-Solutions Corp.	1,600	35,077
Iyo Bank, Ltd. (The)	4,600	49,460
Japan Airlines Co., Ltd.	1,400	52,742
Japan Real Estate Investment Corp.	6	27,735
Japan Retail Fund Investment Corp.	15	29,052
Japan Tobacco, Inc.	6,000	207,671
JX Holdings, Inc.	32,400	127,224
Kagome Co., Ltd.	1,800	30,589
Kajima Corp.	8,000	45,780
Kakaku.com, Inc.	2,000	37,310
Kamigumi Co., Ltd.	3,000	25,775
Kao Corp.	2,100	107,813
KDDI Corp.	22,900	554,141
Kewpie Corp.	2,100	47,966
Kintetsu Group Holdings Co., Ltd.	8,000	30,929
Kobayashi Pharmaceutical Co., Ltd.	500	38,764
Komatsu, Ltd.	4,100	67,394
Kuraray Co., Ltd.	2,500	30,835
KYORIN Holdings, Inc.	3,700	62,200
Kyowa Hakko Kirin Co., Ltd.	2,000	32,966
Kyushu Electric Power Co., Inc.(1)	11,500	138,790
Lawson, Inc.	500	37,036

Security	Shares	Value

Japan (continued)
Lion Corp.	5,000	$48,201
M3, Inc.	3,600	69,776
Mandom Corp.	1,300	51,587
Marubeni Corp.	7,000	40,446
Maruichi Steel Tube, Ltd.	1,200	30,730
Matsumotokiyoshi Holdings Co., Ltd.	900	38,535
Megmilk Snow Brand Co., Ltd.	2,200	45,716
Miraca Holdings, Inc.	1,300	57,857
Mitsubishi Chemical Holdings Corp.	9,000	56,084
Mitsubishi Corp.	2,800	50,906
Mitsubishi Gas Chemical Co., Inc.	6,000	33,452
Mitsubishi Heavy Industries, Ltd.	15,000	75,622
Mitsubishi Motors Corp.	2,000	17,715
Mitsubishi Tanabe Pharma Corp.	3,200	54,110
Mitsubishi UFJ Financial Group, Inc.	24,600	159,101
Mitsui & Co., Ltd.	3,900	49,463
Mizuho Financial Group, Inc.	56,100	115,557
Morinaga Milk Industry Co., Ltd.	7,000	31,768
MS&AD Insurance Group Holdings, Inc.	1,800	53,065
Murata Manufacturing Co., Ltd.	700	99,646
NEC Corp.	15,000	46,275
NGK Spark Plug Co., Ltd.	2,400	58,572
NH Foods, Ltd.	2,000	41,717
Nidec Corp.	500	37,678
Nihon Kohden Corp.	1,400	27,255
Nikon Corp.	4,100	53,039
Nippon Building Fund, Inc.	5	23,746
Nippon Electric Glass Co., Ltd.	10,000	48,934
Nippon Kayaku Co., Ltd.	2,000	20,866
Nippon Paint Holdings Co., Ltd.	2,000	42,244
Nippon Shinyaku Co., Ltd.	1,000	39,098
Nippon Shokubai Co., Ltd.	600	46,954
Nippon Soda Co., Ltd.	5,000	38,811
Nippon Telegraph & Telephone Corp.	10,900	399,609
Nissan Chemical Industries, Ltd.	2,000	49,673
Nissan Motor Co., Ltd.	10,300	106,772
Nisshin Seifun Group, Inc.	2,400	36,683
Nissin Foods Holdings Co., Ltd.	1,200	55,474
Nitto Denko Corp.	1,000	64,124
NOF Corp.	4,000	28,591
Nomura Real Estate Holdings, Inc.	1,500	32,053
Nomura Research Institute, Ltd.	1,100	44,957
NTT Data Corp.	1,100	54,741
NTT DoCoMo, Inc.	20,000	389,510
Obayashi Corp.	4,000	35,080
Okinawa Electric Power Co., Inc. (The)	1,300	31,912

23	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Ono Pharmaceutical Co., Ltd.	500	$68,497
Oracle Corp. Japan	1,000	45,481
Oriental Land Co., Ltd.	700	42,523
Osaka Gas Co., Ltd.	51,000	200,862
Otsuka Holdings Co., Ltd.	3,800	126,466
Recruit Holdings Co., Ltd.	2,000	64,283
Resona Holdings, Inc.	7,700	40,743
Ricoh Co., Ltd.	4,000	43,112
Rinnai Corp.	600	47,566
San-Ai Oil Co., Ltd.	4,000	30,552
Santen Pharmaceutical Co., Ltd.	4,100	55,647
Sawai Pharmaceutical Co., Ltd.	400	25,607
SECOM Co., Ltd.	500	33,353
Seiko Epson Corp.	2,700	41,243
Sekisui House, Ltd.	2,000	33,293
Sharp Corp.(1)	39,000	42,747
Shimizu Corp.	5,000	43,778
Shin-Etsu Chemical Co., Ltd.	1,700	101,098
Shionogi & Co., Ltd.	1,600	65,626
Shizuoka Bank, Ltd. (The)	5,000	50,159
Showa Denko K.K.	22,000	27,708
Showa Shell Sekiyu K.K.	7,000	61,785
Sojitz Corp.	18,700	41,131
Sompo Japan Nipponkoa Holdings, Inc.	1,600	50,237
Sumitomo Corp.	4,900	53,593
Sumitomo Metal Mining Co., Ltd.	4,000	49,626
Sumitomo Mitsui Financial Group, Inc.	3,000	119,681
Sumitomo Realty & Development Co., Ltd.	1,000	32,928
Taiheiyo Cement Corp.	15,000	49,451
Taisei Corp.	6,000	38,991
Takeda Pharmaceutical Co., Ltd.	3,600	175,796
TDK Corp.	1,000	63,696
TEIJIN, Ltd.	12,000	42,361
Terumo Corp.	2,500	74,175
Toho Gas Co., Ltd.	4,000	24,497
Tokai Carbon Co., Ltd.	9,000	24,541
Tokio Marine Holdings, Inc.	1,900	73,210
Tokyo Gas Co., Ltd.	46,000	227,647
Tokyu Corp.	4,000	32,435
TonenGeneral Sekiyu K.K.	8,000	83,117
Toppan Printing Co., Ltd.	4,000	35,870
Toray Industries, Inc.	9,000	78,518
Toshiba Corp.(1)	18,000	50,779
Toyo Ink SC Holdings Co., Ltd.	7,000	28,863
Toyo Suisan Kaisha, Ltd.	1,000	36,848
Toyobo Co., Ltd.	18,000	26,385

Security	Shares	Value

Japan (continued)
Toyota Motor Corp.	5,100	$312,449
Trend Micro, Inc.	1,000	38,971
Tsuruha Holdings, Inc.	400	31,690
Ube Industries, Ltd.	17,000	35,696
Unicharm Corp.	2,800	59,798
UNY Group Holdings Co., Ltd.	4,700	25,985
USS Co., Ltd.	4,300	75,912
West Japan Railway Co.	800	56,205
Yahoo! Japan Corp.	11,200	47,501
Yamato Holdings Co., Ltd.	2,000	39,369
Yamato Kogyo Co., Ltd.	1,000	26,637
Yamazaki Baking Co., Ltd.	2,000	38,517
Zeon Corp.	3,000	24,485
ZERIA Pharmaceutical Co., Ltd.	2,000	29,791

		$11,374,617

Netherlands — 4.0%
Aegon NV	9,795	$60,107
Akzo Nobel NV	2,513	177,745
ASML Holding NV	3,712	344,330
Delta Lloyd NV	1,595	12,569
Fugro NV(1)	4,741	89,963
Gemalto NV	831	52,028
ING Groep NV	22,110	322,962
Koninklijke DSM NV	3,322	177,088
Koninklijke KPN NV	59,030	216,298
Koninklijke Philips NV	10,722	289,052
Koninklijke Vopak NV	2,055	82,550
OCI NV(1)	716	20,199
QIAGEN NV(1)	5,673	137,534
RELX NV	25,398	433,208
Unilever NV	9,430	428,410

		$2,844,043

New Zealand — 1.0%
Auckland International Airport, Ltd.	26,708	$94,910
Contact Energy, Ltd.	23,324	81,866
Fisher & Paykel Healthcare Corp., Ltd.	10,114	53,221
Fletcher Building, Ltd.	17,648	88,887
Kiwi Property Group, Ltd.	88,630	81,499
Ryman Healthcare, Ltd.	7,558	40,326
SKYCITY Entertainment Group, Ltd.	14,241	38,632
Spark New Zealand, Ltd.	52,744	119,635
Trade Me, Ltd.	8,490	21,049
Xero, Ltd.(1)	5,362	58,139

24	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

New Zealand (continued)
Z Energy, Ltd.	13,924	$63,171

		$741,335

Norway — 1.9%
Atea ASA	6,274	$58,330
Austevoll Seafood ASA	4,763	29,292
Borregaard ASA	4,154	22,138
DNB ASA	8,378	106,668
Gjensidige Forsikring ASA	1,701	25,898
Kongsberg Gruppen ASA	3,498	54,916
Leroy Seafood Group ASA	876	30,727
Nordic Semiconductor ASA(1)	6,600	31,720
Opera Software ASA	8,541	53,363
Orkla ASA	16,927	144,050
Prosafe SE	3,357	9,311
Salmar ASA	2,132	34,881
Schibsted ASA, Class B(1)	3,350	104,658
SpareBank 1 SMN	3,485	21,851
SpareBank 1 SR-Bank ASA	3,147	15,033
Statoil ASA	7,438	120,230
Stolt-Nielsen, Ltd.	2,728	36,861
Telenor ASA	8,446	159,107
Veidekke ASA	9,393	119,321
Yara International ASA	3,528	160,263

		$1,338,618

Portugal — 1.0%
Banco BPI SA(1)	11,996	$14,552
EDP-Energias de Portugal SA	53,769	198,702
Galp Energia SGPS SA, Class B	9,466	102,185
Jeronimo Martins SGPS SA	7,890	110,750
NOS SGPS SA	22,214	184,344
Pharol SGPS SA(1)	43,046	18,121
Portucel SA	19,411	79,026

		$707,680

Singapore — 1.9%
Ascendas Real Estate Investment Trust	23,500	$40,009
Biosensors International Group, Ltd.(1)	139,900	67,985
Boustead Singapore, Ltd.	20,000	13,672
CapitaLand Mall Trust	33,000	46,527
ComfortDelGro Corp., Ltd.	31,100	67,288
DBS Group Holdings, Ltd.	3,900	47,951
Ezra Holdings, Ltd.(1)	36,400	3,168
Flextronics International, Ltd.(1)	17,512	199,462

Security	Shares	Value

Singapore (continued)
Genting Singapore PLC	74,000	$42,866
Hutchison Port Holdings Trust	44,000	24,370
International Healthway Corp, Ltd.(1)	437,100	28,358
Keppel Infrastructure Trust	95,400	35,372
Mapletree Commercial Trust	29,000	28,335
Oversea-Chinese Banking Corp., Ltd.	10,400	66,850
Petra Foods, Ltd.	10,000	17,263
Singapore Exchange, Ltd.	7,000	36,830
Singapore Press Holdings, Ltd.	41,000	116,604
Singapore Technologies Engineering, Ltd.	29,000	68,352
Singapore Telecommunications, Ltd.	78,300	222,470
Venture Corp., Ltd.	7,000	41,252
Wilmar International, Ltd.	75,000	167,128

		$1,382,112

Spain — 3.8%
Abertis Infraestructuras SA	6,152	$102,160
Almirall SA	2,800	53,895
Amadeus IT Holding SA, Class A	7,299	310,474
Banco Santander SA	33,878	189,249
Bankia SA	14,959	19,224
CaixaBank SA	24,878	95,287
Ebro Foods SA	3,470	65,724
Enagas SA	2,600	78,619
Ence Energia y Celulosa SA	9,300	32,507
Ferrovial SA	6,364	160,547
Grifols SA, Class A	4,089	189,382
Iberdrola SA	26,621	189,838
Industria de Diseno Textil SA	8,791	329,173
Red Electrica Corp. SA	1,282	112,861
Repsol SA	20,498	258,037
Telefonica SA	21,727	286,652
Tubacex SA	12,500	26,798
Viscofan SA	1,824	106,385
Zardoya Otis SA	6,587	80,994
Zeltia SA(1)	11,000	48,803

		$2,736,609

Sweden — 3.8%
Assa Abloy AB, Class B	2,883	$57,352
Axfood AB	2,772	50,024
BillerudKorsnas AB	8,829	159,781
Castellum AB	1,757	26,298
Elekta AB, Class B	23,297	180,258
Fabege AB	2,133	33,886

25	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Sweden (continued)
Hennes & Mauritz AB, Class B	8,337	$324,083
Hexpol AB	9,658	93,815
Holmen AB, Class B	4,278	128,960
ICA Gruppen AB	890	31,750
Lundin Petroleum AB(1)	6,164	89,224
Meda AB, Class A	11,337	166,384
Sandvik AB	2,450	22,850
Skandinaviska Enskilda Banken AB, Class A	3,470	36,438
Skanska AB, Class B	7,392	144,240
SKF AB, Class B	2,244	39,432
Svenska Cellulosa AB SCA, Class B	8,499	250,329
Svenska Handelsbanken AB, Class A	5,337	72,484
Swedbank AB, Class A	4,442	101,781
Telefonaktiebolaget LM Ericsson, Class B	36,080	351,149
TeliaSonera AB	57,212	292,326
Volvo AB	3,350	34,649
Wihlborgs Fastigheter AB	1,547	30,245

		$2,717,738

Switzerland — 7.7%
Allreal Holding AG	214	$28,358
Alpiq Holding, Ltd.	241	25,447
Ascom Holding AG	1,636	31,010
Baloise Holding AG	178	21,342
Bucher Industries AG	89	20,254
Burckhardt Compression Holdings AG	55	19,162
Clariant AG	2,800	51,487
Compagnie Financiere Richemont SA, Class A	6,963	597,060
Daetwyler Holding AG	260	36,449
DKSH Holding AG	352	21,438
dorma + kaba Holding AG	61	38,036
Dufry AG(1)	429	50,118
EFG International AG	2,438	24,510
Ems-Chemie Holding AG	96	40,625
Flughafen Zuerich AG	75	56,766
Gategroup Holding AG	975	36,557
Geberit AG	325	104,884
Givaudan SA	114	203,855
Inficon Holding AG	86	24,572
Julius Baer Group, Ltd.	2,361	117,064
Komax Holding AG	194	32,287
Kuehne & Nagel International AG	665	92,141
Kuoni Reisen Holding AG	68	14,079
Mobimo Holding AG	139	29,978
Nestle SA	12,024	918,320

Security	Shares	Value

Switzerland (continued)
Novartis AG	7,182	$650,608
Panalpina Welttransport Holding AG	330	37,676
Pargesa Holding SA	333	21,118
Partners Group Holding AG	109	39,441
PSP Swiss Property AG	420	36,536
Roche Holding AG PC	644	174,845
Schindler Holding AG	405	65,919
Schindler Holding AG PC	535	86,800
Schmolz & Bickenbach AG(1)	21,068	11,491
SGS SA	46	87,589
Sika AG	16	52,473
Sulzer AG	480	48,502
Swatch Group, Ltd. (The)	458	33,087
Swatch Group, Ltd. (The), Bearer Shares	442	172,618
Swiss Life Holding AG	399	95,078
Swiss Prime Site AG	678	51,801
Swiss Re AG	2,119	196,708
Swisscom AG	516	265,851
Syngenta AG	1,392	467,671
Temenos Group AG	1,230	57,459
Valiant Holding AG	270	31,172
Valora Holding AG	105	21,118
Zehnder Group AG	691	23,533
Zurich Insurance Group AG	620	163,618

		$5,528,511

United Kingdom — 15.6%
Alent PLC	8,300	$63,487
Anglo American PLC	11,476	96,280
Antofagasta PLC	7,900	63,865
AstraZeneca PLC	5,032	320,702
Auto Trader Group PLC(1)	11,750	70,257
Aviva PLC	8,154	60,939
Babcock International Group PLC	3,446	51,084
BAE Systems PLC	15,161	102,556
Bellway PLC	1,375	54,921
Berendsen PLC	1,721	27,134
Berkeley Group Holdings PLC	1,125	57,418
BP PLC	80,176	476,485
British American Tobacco PLC	7,891	468,801
British Land Co. PLC (The)	2,591	34,706
BT Group PLC	25,356	181,080
Bunzl PLC	1,400	40,035
Burberry Group PLC	1,881	38,422
Capita PLC	2,374	46,568

26	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)
Carnival PLC	758	$42,187
Cineworld Group PLC	5,166	43,890
Close Brothers Group PLC	1,265	28,503
Cobham PLC	11,321	48,336
Compass Group PLC	7,415	127,470
Croda International PLC	1,406	62,717
Daily Mail & General Trust PLC, Class A	2,268	26,129
Diageo PLC	9,957	287,060
Dixons Carphone PLC	9,300	66,021
easyJet PLC	2,278	61,365
Elementis PLC	6,330	22,822
Essentra PLC	5,799	75,127
Experian PLC	8,507	144,960
FirstGroup PLC(1)	13,353	19,874
Fresnillo PLC	6,282	70,461
G4s PLC	13,501	50,431
Galliford Try PLC	1,478	34,046
GlaxoSmithKline PLC	37,061	799,247
Grainger PLC	8,181	31,357
Greene King PLC	2,038	25,212
Halma PLC	10,346	121,613
Hammerson PLC	3,110	30,471
Howden Joinery Group PLC	5,263	37,537
HSBC Holdings PLC	38,852	303,549
IMI PLC	3,100	45,459
Inchcape PLC	4,400	54,113
Inmarsat PLC	3,236	49,048
Innovation Group PLC	55,577	34,010
International Game Technology PLC	1,016	16,480
Intertek Group PLC	1,447	58,440
Intu Properties PLC	6,028	32,089
Kcom Group PLC	18,722	25,032
Keller Group PLC	1,779	22,295
Kingfisher PLC	14,750	80,178
Laird PLC	12,084	62,956
Land Securities Group PLC	1,680	34,611
Legal & General Group PLC	20,937	84,313
Lloyds Banking Group PLC	141,652	160,776
LondonMetric Property PLC	12,704	33,085
Marks & Spencer Group PLC	9,753	77,012
Marston’s PLC	12,099	30,094
Melrose Industries PLC	10,855	44,409
Micro Focus International PLC	3,386	65,449
Mitchells & Butlers PLC(1)	4,075	22,215
Mitie Group PLC	5,571	27,567
Moneysupermarket.com Group PLC	16,319	83,985

Security	Shares	Value

United Kingdom (continued)
National Grid PLC	54,281	$773,226
NCC Group PLC	9,827	41,702
Next PLC	458	56,405
Oxford Instruments PLC	2,226	17,783
Pace PLC	8,608	49,328
Paragon Group of Cos. PLC (The)	4,937	31,885
Pearson PLC	3,435	45,602
Persimmon PLC	2,000	61,335
Phoenix Group Holdings	2,631	34,597
Playtech PLC	4,633	61,042
Premier Farnell PLC	16,026	24,692
Provident Financial PLC	887	47,349
QinetiQ Group PLC	8,311	28,634
Randgold Resources, Ltd.	1,173	78,669
Reckitt Benckiser Group PLC	1,565	152,729
RELX PLC	3,294	58,900
Renishaw PLC	1,543	44,756
Rentokil Initial PLC	15,781	37,538
Rexam PLC	7,065	58,744
Rio Tinto PLC	9,093	331,396
Rotork PLC	7,570	21,868
Royal Dutch Shell PLC, Class A	24,804	647,567
Royal Mail PLC	6,900	47,272
RPC Group PLC	7,000	70,120
RSA Insurance Group PLC	3,640	23,558
Sage Group PLC (The)	21,278	178,407
SDL PLC	5,875	35,187
Segro PLC	5,128	35,522
Shaftesbury PLC	2,677	38,749
Sky PLC	3,598	60,719
Smiths Group PLC	1,428	21,126
Spectris PLC	1,770	45,396
Spirent Communications PLC	26,820	30,332
SSE PLC	15,241	354,576
Standard Chartered PLC	5,939	65,927
Tate & Lyle PLC	2,622	24,068
Telecity Group PLC	4,807	86,947
Travis Perkins PLC	2,060	60,717
TT Electronics PLC	8,490	16,723
UBM PLC	2,729	21,499
Ultra Electronics Holdings PLC	1,034	26,797
Unilever PLC	4,757	211,822
Victrex PLC	2,610	74,164
Vodafone Group PLC	273,699	900,725
William Hill PLC	6,621	32,306
WS Atkins PLC	1,397	29,604

27	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)
Xaar PLC	3,933	$31,009
Xchanging PLC	11,221	29,082

		$11,216,842

Total Common Stocks (identified cost $70,709,148)		$70,579,398

Rights(1) — 0.0%(2)

Security	Shares	Value
Westpac Banking Corp., Exp. 11/11/15	372	$1,300

Total Rights (identified cost $0)		$1,300

Short-Term Investments — 0.5%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(3)	$329	$329,025

Total Short-Term Investments (identified cost $329,025)		$329,025

Total Investments — 98.6% (identified cost $71,038,173)		$70,909,723

Other Assets, Less Liabilities — 1.4%		$1,008,515

Net Assets — 100.0%		$71,918,238

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
Euro	34.0%	$24,474,865
British Pound Sterling	15.9	11,408,279
Japanese Yen	15.8	11,374,617
Swiss Franc	7.8	5,623,296
Australian Dollar	7.5	5,370,699
Swedish Krona	3.8	2,717,738
Hong Kong Dollar	3.4	2,488,992
United States Dollar	2.5	1,826,906
Danish Krone	1.9	1,349,978
Norwegian Krone	1.9	1,338,618
Singapore Dollar	1.7	1,203,697
Israeli Shekel	1.4	990,703
New Zealand Dollar	1.0	741,335

Total Investments	98.6%	$70,909,723

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Financials	12.1%	$8,702,995
Consumer Discretionary	11.3	8,132,494
Industrials	11.3	8,110,348
Consumer Staples	10.5	7,551,819
Telecommunication Services	10.1	7,255,169
Health Care	9.9	7,145,544
Materials	9.9	7,134,226
Information Technology	9.3	6,710,032
Utilities	7.8	5,621,551
Energy	5.9	4,216,520
Short-Term Investments	0.5	329,025

Total Investments	98.6%	$70,909,723

Abbreviations:

ADR	–	American Depositary Receipt
CDI	–	CHESS Depositary Interest
PC	–	Participation Certificate
PFC Shares	–	Preference Shares

28	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $70,709,148)	$70,580,698
Affiliated investment, at value (identified cost, $329,025)	329,025
Foreign currency, at value (identified cost, $199,219)	195,046
Dividends receivable	102,349
Interest receivable from affiliated investment	57
Receivable for investments sold	29,016
Tax reclaims receivable	790,852
Total assets	$72,027,043

Liabilities
Payable to affiliates:
Investment adviser fee	$45,223
Trustees’ fees	433
Accrued expenses	63,149
Total liabilities	$108,805
Net Assets applicable to investors’ interest in Portfolio	$71,918,238

Sources of Net Assets
Investors’ capital	$72,075,008
Net unrealized depreciation	(156,770)
Total	$71,918,238

29	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends (net of foreign taxes, $280,557)	$2,677,107
Interest allocated from affiliated investment	289
Expenses allocated from affiliated investment	(21)
Total investment income	$2,677,375

Expenses
Investment adviser fee	$673,467
Trustees’ fees and expenses	5,194
Custodian fee	84,998
Legal and accounting services	46,226
Miscellaneous	18,489
Total expenses	$828,374
Deduct —
Reduction of custodian fee	$2
Total expense reductions	$2

Net expenses	$828,372

Net investment income	$1,849,003

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$5,889,216
Foreign currency transactions	(50,080)
Net realized gain	$5,839,136
Change in unrealized appreciation (depreciation) —
Investments	$(6,708,901)
Foreign currency	(37,924)
Net change in unrealized appreciation (depreciation)	$(6,746,825)

Net realized and unrealized loss	$(907,689)

Net increase in net assets from operations	$941,314

30	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$1,849,003	$2,985,472
Net realized gain from investment and foreign currency transactions	5,839,136	11,155,625
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(6,746,825)	(12,577,234)
Net increase in net assets from operations	$941,314	$1,563,863
Capital transactions —
Contributions	$2,926,693	$3,064,899
Withdrawals	(42,981,733)	(8,632,568)
Net decrease in net assets from capital transactions	$(40,055,040)	$(5,567,669)

Net decrease in net assets	$(39,113,726)	$(4,003,806)

Net Assets
At beginning of year	$111,031,964	$115,035,770
At end of year	$71,918,238	$111,031,964

31	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014		2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.92%	0.92%		0.94%	1.03%	1.13%
Net investment income	2.06%	2.55	%(2)	2.28%	2.60%	1.67%
Portfolio Turnover	11%	53%		30%	117%	41%

Total Return	0.31%	1.30%		21.20%	10.24%	(9.16)%

Net assets, end of year (000’s omitted)	$71,918	$111,032		$115,036	$103,291	$108,855

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.41% of average daily net assets.

32	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 52.9% and 47.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

33

Tax-Managed International Equity Portfolio

October 31, 2015

Notes to Financial Statements — continued

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million or over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $673,467 or 0.75% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp., a portion of its adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $9,494,851 and $47,586,040, respectively, for the year ended October 31, 2015.

34

Tax-Managed International Equity Portfolio

October 31, 2015

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$71,202,633

Gross unrealized appreciation	$7,909,423
Gross unrealized depreciation	(8,202,333)

Net unrealized depreciation	$(292,910)

The net unrealized depreciation on foreign currency transactions at October 31, 2015 on a federal income tax basis was $28,320.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

35

Tax-Managed International Equity Portfolio

October 31, 2015

Notes to Financial Statements — continued

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Asia/Pacific	$231,312	$21,508,195		$—	$21,739,507
Developed Europe	461,168	46,940,851		—	47,402,019
Developed Middle East	421,271	1,016,601		—	1,437,872

Total Common Stocks	$1,113,751	$69,465,647	*	$—	$70,579,398

Rights	$1,300	$—		$—	$1,300
Short-Term Investments	—	329,025		—	329,025

Total Investments	$1,115,051	$69,794,672		$—	$70,909,723

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

36

Tax-Managed International Equity Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed International Equity Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

37

Parametric Tax-Managed International Equity Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee of the Trust and Portfolio and President of the Portfolio	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

38

Parametric Tax-Managed International Equity Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

39

Parametric Tax-Managed International Equity Fund

October 31, 2015

Management and Organization — continued

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser of Tax-Managed International Equity Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Tax-Managed International Equity Portfolio

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Administrator of Parametric Tax-Managed International Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

38    10.31.15

Eaton Vance Short Duration Government Income Fund Annual Report October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Short Duration Government Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 35

Federal Tax Information	20

Management and Organization	36

Important Notices	39

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The divergent performance of major economies and a steep drop in commodity prices were key themes influencing the financial markets during the 12 months ended October 31, 2015. Global equity returns were flat, corporate credit spreads generally widened and the U.S. dollar strengthened broadly. Government bond yields fell across global developed markets, while spreads on emerging market sovereign debt widened relative to comparable-maturity U.S. Treasury securities.

Developments in China took center stage in the second half of the period. After a powerful spring rally, Chinese equities plummeted over the summer on signs that the world’s second-largest economy might be slowing more abruptly than investors had previously thought. Chinese policymakers took numerous steps to stabilize their stock market and boost growth, including devaluing the yuan. The instability in China sparked a global sell-off in certain risk assets, with commodities and financial assets in commodity-exporting countries bearing the brunt of the decline. Chinese stocks rebounded in the final weeks of the period, although economic data remained soft.

The U.S. economy continued to grow at a moderate pace during the period, with the exception of a rough patch over the winter related to weather and West Coast port disruptions. The unemployment rate declined, home values rose and gasoline prices tumbled, leaving consumers with more discretionary income. The Federal Reserve (the Fed) held short-term interest rates steady but signaled that a rate hike could be imminent should the economy strengthen further. In contrast, weak economic data in Europe and Japan prompted the European Central Bank to launch a bond-buying program and the Bank of Japan to increase stimulus.

Against this backdrop, the U.S. Treasury curve flattened for the second consecutive year; yields on the long end of the Treasury yield curve fell during the fiscal year, while yields on the shorter end of the curve rose modestly. Even though the Fed ended its new mortgage-backed securities (MBS) bond purchases in October 2014, it still continues to reinvest its monthly MBS paydowns back into the market, and likely will continue to do so for the foreseeable future. The Fed’s participation continues to support MBS spreads, as they ended the year only slightly wider than where they began. Despite a decline in the first half of the year, mortgage rates ended the year right on top of where they began, as did seasoned MBS prepayment speeds.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Short Duration Government Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 1.12%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index2 (the Index) returned 0.78% for the period.

The Fund continued to primarily invest in seasoned agency MBS during the period. These investments were generally comprised of mortgages originated from the early 1990s through 2003. The Fund benefited from these investments, as they outperformed U.S. Treasurys over the period despite a modest widening of spreads. This is due to the additional yield seasoned agency MBS investments offer relative to U.S. Treasurys. The Index consists entirely of U.S. Treasurys.

Despite volatile mortgage rates, the Fund’s high coupon, seasoned agency MBS continued to prepay near the slowest speeds of the last few years, which aided the Fund’s performance due to the additional yield it provided.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Performance2,3

Portfolio Manager Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2002	09/30/2002	1.12%	1.34%	3.00%
Class A with 2.25% Maximum Sales Charge	—	—	–1.18	0.88	2.77
Class B at NAV	09/30/2002	09/30/2002	0.37	0.58	2.25
Class B with 3% Maximum Sales Charge	—	—	–2.57	0.58	2.25
Class C at NAV	09/30/2002	09/30/2002	0.52	0.73	2.39
Class C with 1% Maximum Sales Charge	—	—	–0.46	0.73	2.39
Class I at NAV	05/04/2009	09/30/2002	1.37	1.59	3.16
BofA Merrill Lynch 1–3 Year U.S. Treasury Index	—	—	0.78%	0.69%	2.53%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.03%	1.78%	1.63%	0.78%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2005	$12,488	N.A.
Class C	$10,000	10/31/2005	$12,663	N.A.
Class I	$250,000	10/31/2005	$341,129	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of the Portfolio or Fund in which it invests.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective October 31, 2015, the Portfolio is managed by Andrew Szczurowski, CFA.

5

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,003.40	$4.95	0.98%
Class B	$1,000.00	$999.70	$8.67	1.72%
Class C	$1,000.00	$1,000.40	$7.97	1.58%
Class I	$1,000.00	$1,004.60	$3.74	0.74%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.99	0.98%
Class B	$1,000.00	$1,016.50	$8.74	1.72%
Class C	$1,000.00	$1,017.20	$8.03	1.58%
Class I	$1,000.00	$1,021.50	$3.77	0.74%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Short-Term U.S. Government Portfolio, at value (identified cost, $394,077,443)	$401,717,918
Investment in Government Obligations Portfolio, at value (identified cost, $60,501,604)	59,954,253
Investment in Senior Debt Portfolio, at value (identified cost, $20,787,000)	19,874,127
Receivable for Fund shares sold	19,691,544
Total assets	$501,237,842

Liabilities
Payable for Fund shares redeemed	$1,778,655
Distributions payable	105,867
Payable to affiliates:
Distribution and service fees	97,674
Trustees’ fees	42
Accrued expenses	106,163
Total liabilities	$2,088,401
Net Assets	$499,149,441

Sources of Net Assets
Paid-in capital	$528,582,062
Accumulated net realized loss from Portfolios	(35,507,005)
Accumulated distributions in excess of net investment income	(105,867)
Net unrealized appreciation from Portfolios	6,180,251
Total	$499,149,441

Class A Shares
Net Assets	$151,874,864
Shares Outstanding	18,080,961
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.40
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$8.59

Class B Shares
Net Assets	$1,068,027
Shares Outstanding	126,978
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.41

Class C Shares
Net Assets	$91,849,834
Shares Outstanding	10,917,683
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.41

Class I Shares
Net Assets	$254,356,716
Shares Outstanding	30,309,219
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.39

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income allocated from Portfolios	$11,457,982
Dividends allocated from Portfolios	1,098
Expenses allocated from Portfolios	(2,306,734)
Total investment income from Portfolios	$9,152,346

Expenses
Distribution and service fees
Class A	$322,646
Class B	15,007
Class C	646,425
Trustees’ fees and expenses	500
Custodian fee	40,154
Transfer and dividend disbursing agent fees	250,342
Legal and accounting services	49,878
Printing and postage	42,496
Registration fees	102,671
Miscellaneous	14,147
Total expenses	$1,484,266

Net investment income	$7,668,080

Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	$755,204
Financial futures contracts	(2,793,319)
Swap contracts	153,009
Foreign currency and forward foreign currency exchange contract transactions	71,696
Net realized loss	$(1,813,410)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	$712,181
Written swaptions	(676,369)
Financial futures contracts	(97,491)
Swap contracts	(1,864,013)
Foreign currency and forward foreign currency exchange contracts	(10,820)
Net change in unrealized appreciation (depreciation)	$(1,936,512)

Net realized and unrealized loss	$(3,749,922)

Net increase in net assets from operations	$3,918,158

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$7,668,080	$4,417,738
Net realized gain (loss) from investment transactions, written swaptions, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(1,813,410)	2,435,267
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(1,936,512)	68,732
Net increase in net assets from operations	$3,918,158	$6,921,737
Distributions to shareholders —
From net investment income
Class A	$(4,020,360)	$(4,209,366)
Class B	(36,017)	(72,293)
Class C	(1,909,200)	(2,035,110)
Class I	(5,644,710)	(1,927,168)
Tax return of capital
Class A	—	(47,146)
Class B	—	(775)
Class C	—	(22,413)
Class I	—	(21,856)
Total distributions to shareholders	$(11,610,287)	$(8,336,127)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$84,799,015	$49,625,679
Class B	320,718	363,865
Class C	39,280,656	16,464,643
Class I	235,186,082	66,996,467
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,147,609	3,391,520
Class B	33,177	61,962
Class C	1,682,194	1,776,193
Class I	4,985,169	1,411,379
Cost of shares redeemed
Class A	(62,623,353)	(70,369,471)
Class B	(657,554)	(826,538)
Class C	(26,520,234)	(32,150,871)
Class I	(66,893,354)	(41,319,236)
Net asset value of shares exchanged
Class A	938,222	1,205,359
Class B	(938,222)	(1,205,359)
Net increase (decrease) in net assets from Fund share transactions	$212,740,125	$(4,574,408)

Net increase (decrease) in net assets	$205,047,996	$(5,988,798)

Net Assets
At beginning of year	$294,101,445	$300,090,243
At end of year	$499,149,441	$294,101,445

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(105,867)	$(135,894)

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014		2013		2012	2011
Net asset value — Beginning of year	$8.570	$8.620		$9.020		$8.980	$9.210

Income (Loss) From Operations
Net investment income(1)	$0.175	$0.151		$0.169		$0.223	$0.218
Net realized and unrealized gain (loss)	(0.080)	0.073		(0.290)		0.105	(0.160)

Total income (loss) from operations	$0.095	$0.224		$(0.121)		$0.328	$0.058

Less Distributions
From net investment income	$(0.265)	$(0.271)		$(0.279)		$(0.288)	$(0.288)
Tax return of capital	—	(0.003)		—		—	—

Total distributions	$(0.265)	$(0.274)		$(0.279)		$(0.288)	$(0.288)

Net asset value — End of year	$8.400	$8.570		$8.620		$9.020	$8.980

Total Return(2)	1.12%	2.64%		(1.36)%		3.71%	0.65%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$151,875	$128,250		$145,119		$216,430	$250,375
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.99%	1.03	%(5)	0.99	%(5)	0.94%	0.93%
Net investment income	2.07%	1.76%		1.91%		2.48%	2.40%
Portfolio Turnover of the Fund(6)	19%	31%		35%		17%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015	2014		2013		2012	2011
Net asset value — Beginning of year	$8.580	$8.630		$9.030		$8.990	$9.220

Income (Loss) From Operations
Net investment income(1)	$0.115	$0.088		$0.102		$0.156	$0.150
Net realized and unrealized gain (loss)	(0.083)	0.071		(0.290)		0.104	(0.160)

Total income (loss) from operations	$0.032	$0.159		$(0.188)		$0.260	$(0.010)

Less Distributions
From net investment income	$(0.202)	$(0.207)		$(0.212)		$(0.220)	$(0.220)
Tax return of capital	—	(0.002)		—		—	—

Total distributions	$(0.202)	$(0.209)		$(0.212)		$(0.220)	$(0.220)

Net asset value — End of year	$8.410	$8.580		$8.630		$9.030	$8.990

Total Return(2)	0.37%	1.87%		(2.10)%		2.93%	(0.10)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,068	$2,341		$3,964		$7,565	$9,997
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.75%	1.78	%(5)	1.74	%(5)	1.70%	1.68%
Net investment income	1.36%	1.02%		1.16%		1.74%	1.66%
Portfolio Turnover of the Fund(6)	19%	31%		35%		17%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014		2013		2012	2011
Net asset value — Beginning of year	$8.580	$8.630		$9.030		$8.990	$9.220

Income (Loss) From Operations
Net investment income(1)	$0.124	$0.100		$0.116		$0.169	$0.163
Net realized and unrealized gain (loss)	(0.079)	0.072		(0.291)		0.104	(0.160)

Total income (loss) from operations	$0.045	$0.172		$(0.175)		$0.273	$0.003

Less Distributions
From net investment income	$(0.215)	$(0.220)		$(0.225)		$(0.233)	$(0.233)
Tax return of capital	—	(0.002)		—		—	—

Total distributions	$(0.215)	$(0.222)		$(0.225)		$(0.233)	$(0.233)

Net asset value — End of year	$8.410	$8.580		$8.630		$9.030	$8.990

Total Return(2)	0.52%	2.02%		(1.96)%		3.08%	0.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$91,850	$78,972		$93,297		$127,146	$132,240
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.59%	1.63	%(5)	1.59	%(5)	1.54%	1.53%
Net investment income	1.46%	1.16%		1.31%		1.88%	1.80%
Portfolio Turnover of the Fund(6)	19%	31%		35%		17%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014		2013		2012	2011
Net asset value — Beginning of year	$8.560	$8.610		$9.010		$8.970	$9.200

Income (Loss) From Operations
Net investment income(1)	$0.192	$0.169		$0.191		$0.244	$0.239
Net realized and unrealized gain (loss)	(0.076)	0.076		(0.289)		0.107	(0.158)

Total income (loss) from operations	$0.116	$0.245		$(0.098)		$0.351	$0.081

Less Distributions
From net investment income	$(0.286)	$(0.292)		$(0.302)		$(0.311)	$(0.311)
Tax return of capital	—	(0.003)		—		—	—

Total distributions	$(0.286)	$(0.295)		$(0.302)		$(0.311)	$(0.311)

Net asset value — End of year	$8.390	$8.560		$8.610		$9.010	$8.970

Total Return(2)	1.37%	2.89%		(1.11)%		3.98%	0.91%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$254,357	$84,538		$57,710		$74,387	$66,141
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.74%	0.78	%(5)	0.74	%(5)	0.69%	0.68%
Net investment income	2.27%	1.97%		2.16%		2.72%	2.64%
Portfolio Turnover of the Fund(6)	19%	31%		35%		17%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares four years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing all of its investable assets in interests in three portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2015 were as follows: Short-Term U.S. Government Portfolio (97.5%), Government Obligations Portfolio (9.5%) and Senior Debt Portfolio (0.4%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Short-Term U.S. Government Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Short-Term U.S. Government Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Government Obligations Portfolio and Senior Debt Portfolio for applicable investments.

Additional valuation policies for Senior Debt Portfolio (the Portfolio) is as follows:

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

14

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Notes to Financial Statements — continued

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$11,610,287	$8,243,937
Tax return of capital	$—	$92,190

During the year ended October 31, 2015, accumulated net realized loss was increased by $3,958,854, accumulated distributions in excess of net investment income was decreased by $3,972,234 and paid-in capital was decreased by $13,380 due to differences between book and tax accounting,

15

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Notes to Financial Statements — continued

primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, tax straddle transactions, premium amortization, accretion of market discount and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(35,699,908)
Net unrealized appreciation	$6,373,154
Other temporary differences	$(105,867)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, futures contracts, swap contracts, the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $28,480,089 and deferred capital losses of $7,219,819 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2018 ($16,216,716) and October 31, 2019 ($12,263,373) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2015, $2,248,347 are short-term and $4,971,472 are long-term.

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets, all of which is waived. The fee reduction agreement may not be terminated without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by a majority of the shareholders. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2015, the Fund’s allocated portion of the advisor fees paid by the Portfolios amounted to $2,028,802 or 0.54% of the Fund’s average daily net assets. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $7,760 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $7,271 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $322,646 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $11,255 and $456,300 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $3,752 and $190,125 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

16

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $34,000, $1,000 and $11,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Short-Term U.S. Government Portfolio	$243,550,945	$71,478,950
Government Obligations Portfolio	—	—
Senior Debt Portfolio	10,000,000	—

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	10,016,081	5,780,754
Issued to shareholders electing to receive payments of distributions in Fund shares	371,284	394,902
Redemptions	(7,383,358)	(8,194,348)
Exchange from Class B shares	110,489	140,381

Net increase (decrease)	3,114,496	(1,878,311)

	Year Ended October 31,
Class B	2015	2014

Sales	37,946	42,333
Issued to shareholders electing to receive payments of distributions in Fund shares	3,903	7,204
Redemptions	(77,325)	(96,087)
Exchange to Class A shares	(110,327)	(140,186)

Net decrease	(145,803)	(186,736)

17

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2015	2014

Sales	4,635,787	1,917,953
Issued to shareholders electing to receive payments of distributions in Fund shares	198,140	206,459
Redemptions	(3,118,239)	(3,736,232)

Net increase (decrease)	1,715,688	(1,611,820)

	Year Ended October 31,
Class I	2015	2014

Sales	27,748,792	7,822,536
Issued to shareholders electing to receive payments of distributions in Fund shares	589,355	164,595
Redemptions	(7,904,597)	(4,817,689)

Net increase	20,433,550	3,169,442

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015 and October 31, 2014, the Fund’s investments in Government Obligations Portfolio and Senior Debt Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, were valued based on Level 1 inputs.

18

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Government Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2015

19

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Short-Term U.S. Government Portfolio

October 31, 2015

Portfolio of Investments

Mortgage Pass-Throughs — 41.7%

Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.:
1.893%, with various maturities to 2037(1)	$1,525		$1,579,783
1.909%, with various maturities to 2022(1)	1,608		1,643,702
2.108%, with maturity at 2035(1)	2,944		2,990,634
2.225%, with maturity at 2034(1)	4,542		4,796,701
2.333%, with maturity at 2020(1)	230		233,648
2.429%, with maturity at 2036(1)	3,393		3,619,148
2.437%, with maturity at 2038(1)	3,616		3,857,196
2.459%, with maturity at 2035(1)	7,481		7,978,824
2.488%, with maturity at 2023(1)	937		966,734
2.493%, with maturity at 2035(1)	9,585		10,222,757
2.499%, with maturity at 2033(1)	1,654		1,764,188
2.566%, with maturity at 2036(1)	4,056		4,326,373
2.572%, with maturity at 2022(1)	99		100,779
2.855%, with maturity at 2025(1)	797		836,730
2.874%, with maturity at 2035(1)	2,455		2,612,175
2.924%, with maturity at 2034(1)	1,365		1,454,709
3.063%, with maturity at 2032(1)	793		814,077
3.151%, with maturity at 2029(1)	480		485,145
3.862%, with maturity at 2034(1)	504		546,380
4.075%, with maturity at 2037(1)	2,814		3,052,207
4.404%, with maturity at 2030(1)	826		896,206
4.50%, with various maturities to 2035	2,385		2,538,437
4.607%, with maturity at 2032(1)	491		520,068
4.71%, with maturity at 2033(1)	3,292		3,580,561
5.00%, with various maturities to 2018	1,159		1,206,636
5.50%, with various maturities to 2018	546		566,161
6.00%, with various maturities to 2035	4,653		5,331,045
6.50%, with maturity at 2017	306		317,545
7.00%, with various maturities to 2035	986		1,149,804
7.50%, with maturity at 2017	1		1,413
8.00%, with various maturities to 2025	68		68,953
9.25%, with maturity at 2017	0	(2)	316

			$70,059,035

Federal National Mortgage Association:
1.893%, with various maturities to 2037(1)	$4,080		$4,237,380
1.909%, with various maturities to 2033(1)	2,270		2,358,140
2.003%, with maturity at 2031(1)	2,490		2,540,653
2.037%, with maturity at 2038(1)	919		937,119
2.039%, with maturity at 2018(1)	13		13,193
2.196%, with maturity at 2037(1)	3,578		3,678,115
2.338%, with maturity at 2033(1)	952		1,008,793
2.346%, with maturity at 2031(1)	2,172		2,268,803
2.348%, with maturity at 2040(1)	1,105		1,169,267

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
2.355%, with maturity at 2037(1)	$3,136	$3,337,891
2.392%, with maturity at 2036(1)	934	996,565
2.408%, with maturity at 2035(1)	2,649	2,830,079
2.41%, with maturity at 2029(1)	89	90,545
2.432%, with maturity at 2039(1)	5,816	6,203,308
2.456%, with maturity at 2028(1)	2,222	2,329,215
2.497%, with maturity at 2036(1)	4,145	4,421,200
2.502%, with maturity at 2033(1)	8,156	8,698,447
2.519%, with maturity at 2020(1)	349	348,981
2.55%, with maturity at 2034(1)	1,456	1,551,159
2.585%, with maturity at 2036(1)	276	282,373
2.588%, with maturity at 2030(1)	317	323,660
2.595%, with maturity at 2038(1)	1,642	1,751,406
2.667%, with maturity at 2018(1)	112	112,420
2.697%, with maturity at 2019(1)	667	681,845
2.75%, with maturity at 2018(1)	12	11,701
2.754%, with maturity at 2030(1)	1,140	1,174,453
2.84%, with maturity at 2030(1)	972	1,026,972
2.946%, with maturity at 2021(1)	355	363,668
2.998%, with maturity at 2036(1)	893	919,694
3.23%, with maturity at 2034(1)	2,377	2,551,531
3.50%, with maturity at 2021(1)	329	339,176
3.597%, with maturity at 2026(1)	739	800,653
3.629%, with maturity at 2034(1)	3,672	3,982,674
3.701%, with maturity at 2035(1)	1,420	1,540,389
3.739%, with maturity at 2021(1)	538	556,682
3.784%, with maturity at 2036(1)	243	256,912
3.826%, with maturity at 2036(1)	1,985	2,152,912
3.842%, with maturity at 2035(1)	1,010	1,095,881
3.955%, with maturity at 2034(1)	2,391	2,593,526
4.087%, with maturity at 2035(1)	1,668	1,819,721
4.105%, with maturity at 2033(1)	844	925,241
4.331%, with maturity at 2034(1)	677	734,358
4.533%, with maturity at 2029(1)	1,599	1,734,044
4.555%, with maturity at 2034(1)	979	1,062,144
4.654%, with maturity at 2034(1)	1,686	1,832,879
5.00%, with various maturities to 2019	1,802	1,881,196
6.00%, with various maturities to 2031	779	878,334
6.32%, with maturity at 2032(1)	322	357,198
6.50%, with maturity at 2036	7,390	8,509,586
7.00%, with various maturities to 2037	6,408	7,521,654
8.00%, with maturity at 2034	1,004	1,181,464
8.702%, with maturity at 2018	30	31,245
9.50%, with maturity at 2022	139	154,264

		$100,160,709

21	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association:
1.625%, with various maturities to 2027(1)	$400	$409,786
2.00%, with maturity at 2026(1)	213	220,378
5.00%, with maturity at 2018	656	685,521
8.25%, with maturity at 2020	93	102,045
9.00%, with maturity at 2017	37	38,213

		$1,455,943

Total Mortgage Pass-Throughs (identified cost $168,791,395)		$171,675,687

Collateralized Mortgage Obligations — 30.2%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 213, (Principal Only), Class PO, 0.00%, 6/1/31(3)	$5,351	$4,886,636
Series 1395, Class F, 1.289%, 10/15/22(4)	36	36,319
Series 2135, Class JZ, 6.00%, 3/15/29	1,549	1,744,613
Series 3030, (Interest Only), Class SL, 5.904%, 9/15/35(5)(6)	5,034	868,830
Series 3114, (Interest Only), Class TS, 6.454%, 9/15/30(5)(6)	12,051	2,083,074
Series 3339, (Interest Only), Class JI, 6.394%, 7/15/37(5)(6)	4,030	749,667
Series 3342, (Principal Only), Class KO, 0.00%, 7/15/37(3)	851	788,742
Series 3872, (Interest Only), Class NI, 5.50%, 12/15/21(5)	7,348	730,639
Series 3910, Class SC, 8.609%, 8/15/41(6)	329	351,702
Series 4088, (Interest Only), Class EI, 3.50%, 9/15/41(5)	5,398	834,763
Series 4109, (Interest Only), Class SA, 6.004%, 9/15/32(5)(6)	4,957	1,071,290
Series 4212, (Interest Only), Class SA, 6.004%, 7/15/38(5)(6)	15,424	2,159,425
Series 4319, Class SY, 7.537%, 3/15/44(6)	1,016	1,035,911
Series 4336, Class GU, 3.50%, 2/15/53	2,263	2,309,351
Series 4385, Class SC, 8.883%, 9/15/44(6)	3,282	3,490,344
Series 4407, Class LN, 8.87%, 12/15/43(6)	1,107	1,172,603
Series 4443, Class KJ, 3.00%, 9/15/44	1,264	1,265,284
Series 4443, Class ZJ, 3.00%, 9/15/44	105	105,466
Series 4452, (Interest Only), Class SP, 6.004%, 10/15/43(5)(6)	11,603	2,115,565
Series 4495, Class JA, 3.50%, 5/15/45	4,408	4,486,309
Series 4497, (Interest Only), Class CS, 6.004%, 9/15/44(5)(6)	4,949	943,684

		$33,230,217

Federal National Mortgage Association:
Series G93-17, Class FA, 1.197%, 4/25/23(4)	$89	$90,073
Series G93-36, Class ZQ, 6.50%, 12/25/23	402	448,179

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series G97-4, Class FA, 0.997%, 6/17/27(4)	$360	$365,227
Series 296, (Interest Only), Class 2, 8.00%, 4/25/24(5)	1,062	191,549
Series 1993-203, Class PL, 6.50%, 10/25/23	400	449,424
Series 1994-14, Class F, 2.239%, 10/25/23(4)	429	439,120
Series 2001-4, Class GA, 9.397%, 4/17/25(7)	48	53,734
Series 2004-60, (Interest Only), Class SW, 6.853%, 4/25/34(5)(6)	6,119	1,281,815
Series 2005-68, (Interest Only), Class XI, 6.00%, 8/25/35(5)	4,667	1,360,476
Series 2006-65, (Interest Only), Class PS, 7.023%, 7/25/36(5)(6)	3,500	741,200
Series 2007-99, (Interest Only), Class SD, 6.203%, 10/25/37(5)(6)	5,646	950,872
Series 2007-102, (Interest Only), Class ST, 6.243%, 11/25/37(5)(6)	2,831	541,261
Series 2009-48, Class WA, 5.836%, 7/25/39(7)	1,128	1,273,070
Series 2009-62, Class WA, 5.566%, 8/25/39(7)	1,809	2,036,258
Series 2009-93, (Interest Only), Class SC, 5.953%, 11/25/39(5)(6)	10,034	1,770,802
Series 2010-13, (Interest Only), Class PI, 5.00%, 11/25/38(5)	2,912	103,859
Series 2010-112, Class DZ, 4.00%, 10/25/40	2,274	2,371,230
Series 2010-135, (Interest Only), Class SD, 5.803%, 6/25/39(5)(6)	5,739	740,571
Series 2011-13, (Interest Only), Class AI, 4.50%, 7/25/21(5)	5,291	325,750
Series 2011-49, Class NT, 6.00%, 6/25/41(6)	970	1,063,441
Series 2011-59, (Interest Only), Class IW, 6.00%, 7/25/41(5)	3,977	947,675
Series 2011-82, (Interest Only), Class AI, 5.50%, 8/25/26(5)	6,669	510,122
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(5)	12,358	1,401,086
Series 2012-35, Class GE, 3.00%, 5/25/40	11,346	11,592,804
Series 2012-73, (Interest Only), Class MS, 5.853%, 5/25/39(5)(6)	7,512	1,101,832
Series 2012-86, (Interest Only), Class CS, 5.903%, 4/25/39(5)(6)	6,009	941,567
Series 2012-103, (Interest Only), Class GS, 5.903%, 2/25/40(5)(6)	15,647	2,506,168
Series 2012-147, (Interest Only), Class SA, 5.903%, 1/25/43(5)(6)	4,619	992,284
Series 2013-127, (Interest Only), Class BI, 3.50%, 5/25/39(5)	7,477	669,261
Series 2013-127, (Interest Only), Class LI, 3.50%, 5/25/39(5)	7,435	665,464
Series 2014-41, (Interest Only), Class SA, 5.853%, 7/25/44(5)(6)	7,490	1,642,702

22	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2014-55, (Interest Only), Class IL, 3.50%, 9/25/44(5)	$7,309	$1,466,312
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(5)	6,843	1,334,105
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(5)	10,164	1,781,069
Series 2015-22, (Interest Only), Class GI, 3.50%, 4/25/45(5)	5,714	1,080,650
Series 2015-31, (Interest Only), Class SG, 5.903%, 5/25/45(5)(6)	9,312	1,980,326
Series 2015-35, Class US, 8.314%, 6/25/45(6)	3,345	3,342,889
Series 2015-36, (Interest Only), Class IL, 3.00%, 6/25/45(5)	7,397	1,141,726
Series 2015-42, Class SC, 7.937%, 5/25/45(6)	1,483	1,497,159
Series 2015-43, Class ZA, 4.00%, 6/25/45	2,929	2,964,303
Series 2015-61, (Interest Only), Class QI, 3.50%, 5/25/43(5)	10,641	1,515,520

		$57,672,935

Government National Mortgage Association:
Series 2009-117, (Principal Only), Class PO, 0.00%, 12/16/39(3)	$4,010	$3,549,623
Series 2010-134, (Interest Only), Class ES, 5.806%, 11/20/39(5)(6)	18,812	2,369,596
Series 2011-48, (Interest Only), Class SD, 6.476%, 10/20/36(5)(6)	7,004	762,109
Series 2011-156, Class GA, 2.00%, 12/16/41	2,955	2,707,068
Series 2014-5, Class TS, 11.485%, 1/16/44(6)	1,478	1,510,697
Series 2014-146, Class S, 5.859%, 10/20/44(6)	2,113	2,126,096
Series 2015-10, Class XS, 5.859%, 1/20/45(6)	640	642,226
Series 2015-62, Class PQ, 3.00%, 5/20/45	4,043	4,091,373
Series 2015-144, Class GQ, 3.00%, 10/20/45	11,050	11,056,698
Series 2015-144, Class KB, 3.00%, 8/20/44	4,022	4,009,034
Series 2015-116, (Interest Only), Class AS, 5.506%, 8/20/45(5)(6)	7,224	971,602

		$33,796,122

Total Collateralized Mortgage Obligations (identified cost $123,029,168)		$124,699,274

U.S. Government Agency Obligations — 16.1%

Security	Principal Amount (000’s omitted)	Value

Federal Farm Credit Bank:
3.25%, 7/1/30	$2,500	$2,520,655
3.95%, 8/6/37	12,000	12,409,764

		$14,930,419

Federal Home Loan Bank:
2.375%, 3/14/25	$10,000	$9,858,370
3.50%, 9/14/29	10,000	10,495,470
5.50%, 7/15/36	4,000	5,344,968
5.75%, 6/12/26	6,000	7,673,202

		$33,372,010

United States Agency for International Development — Israel:
0.00%, 3/15/21	$20,000	$17,883,700

		$17,883,700

Total U.S. Government Agency Obligations (identified cost $61,509,374)		$66,186,129

Short-Term Investments — 10.8%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(8)	$44,387	$44,386,519

Total Short-Term Investments (identified cost $44,386,519)		$44,386,519

Total Investments — 98.8% (identified cost $397,716,456)		$406,947,609

Other Assets, Less Liabilities — 1.2%		$4,879,678

Net Assets — 100.0%		$411,827,287

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2015.

(2)	Principal amount is less than $500.

(3)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(5)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

23	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2015

Portfolio of Investments — continued

(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2015.

(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2015.
(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Futures Contracts

Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

U.S. 2-Year Treasury Note	194	Short	Dec-15	$(42,443,615)	$(42,419,313)	$24,302
U.S. 5-Year Treasury Note	438	Short	Dec-15	(52,498,406)	(52,460,766)	37,640
U.S. 10-Year Treasury Note	134	Short	Dec-15	(17,053,594)	(17,110,125)	(56,531)
U.S. Long Treasury Bond	120	Short	Dec-15	(18,682,391)	(18,772,500)	(90,109)
U.S. Ultra-Long Treasury Bond	113	Long	Dec-15	18,117,928	18,051,750	(66,178)

						$(150,876)

Centrally Cleared Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation

LCH.Clearnet	$ 50,000	Receives	3-month USD-LIBOR-BBA	2.448%	10/20/25	$(508,517)

						$(508,517)

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Effective Date/Termination Date	Net Unrealized Depreciation

Deutsche Bank AG	$10,000	Receives	3-month USD-LIBOR-BBA	2.82%	June 1, 2017/ June 1, 2047	$(366,022)

						$(366,022)

The effective date represents the date on which the Portfolio and the counterparty to the interest rate swap contract begin interest payment accruals.

24	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $353,329,937)	$362,561,090
Affiliated investment, at value (identified cost, $44,386,519)	44,386,519
Cash	59,325
Restricted cash*	3,774,171
Interest receivable	1,919,327
Interest receivable from affiliated investment	10,611
Receivable for investments sold	855,646
Receivable for variation margin on open financial futures contracts	53,884
Total assets	$413,620,573

Liabilities
Payable for investments purchased	$993,120
Payable for variation margin on open centrally cleared swap contracts	187,076
Payable for open swap contracts	366,022
Payable to affiliate:
Investment adviser fee	174,270
Trustees’ fees	1,673
Accrued expenses	71,125
Total liabilities	$1,793,286
Net Assets applicable to investors’ interest in Portfolio	$411,827,287

Sources of Net Assets
Investors’ capital	$403,621,549
Net unrealized appreciation	8,205,738
Total	$411,827,287

*	Represents restricted cash on deposit at the broker for open derivative contracts.

25	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest	$9,404,982
Interest allocated from affiliated investment	67,452
Expenses allocated from affiliated investment	(5,338)
Total investment income	$9,467,096

Expenses
Investment adviser fee	$1,597,174
Trustees’ fees and expenses	18,167
Custodian fee	111,290
Legal and accounting services	54,021
Miscellaneous	14,387
Total expenses	$1,795,039
Deduct —
Reduction of custodian fee	$17
Total expense reductions	$17

Net expenses	$1,795,022

Net investment income	$7,672,074

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$623,271
Investment transactions allocated from affiliated investment	98
Financial futures contracts	(2,756,545)
Swap contracts	134,904
Net realized loss	$(1,998,272)
Change in unrealized appreciation (depreciation) —
Investments	$1,787,899
Written swaptions	(602,950)
Financial futures contracts	(87,704)
Swap contracts	(1,645,099)
Net change in unrealized appreciation (depreciation)	$(547,854)

Net realized and unrealized loss	$(2,546,126)

Net increase in net assets from operations	$5,125,948

26	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$7,672,074	$5,576,068
Net realized gain (loss) from investment transactions, written swaptions, financial futures contracts and swap contracts	(1,998,272)	1,962,750
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	(547,854)	(221,054)
Net increase in net assets from operations	$5,125,948	$7,317,764
Capital transactions —
Contributions	$246,565,479	$81,181,834
Withdrawals	(83,794,125)	(113,311,622)
Net increase (decrease) in net assets from capital transactions	$162,771,354	$(32,129,788)

Net increase (decrease) in net assets	$167,897,302	$(24,812,024)

Net Assets
At beginning of year	$243,929,985	$268,742,009
At end of year	$411,827,287	$243,929,985

27	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.56%	0.57%	0.57%	0.57%	0.56%
Net investment income	2.40%	2.37%	2.28%	2.63%	2.68%
Portfolio Turnover	30%	18%	12%	15%	6%

Total Return	1.66%	3.14%	(1.29)%	3.72%	0.63%

Net assets, end of year (000’s omitted)	$411,827	$243,930	$268,742	$403,869	$432,192

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

28	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Short-Term U.S. Government Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Short Duration Government Income Fund and Eaton Vance Multi-Strategy Absolute Return Fund held an interest of 97.5% and 0.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

29

Short-Term U.S. Government Portfolio

October 31, 2015

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

J  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

30

Short-Term U.S. Government Portfolio

October 31, 2015

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $1,597,174. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities and paydowns aggregated $239,150,792 and $86,537,016, respectively, for the year ended October 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$399,767,109

Gross unrealized appreciation	$12,097,148
Gross unrealized depreciation	(4,916,648)

Net unrealized appreciation	$7,180,500

The net unrealized depreciation on derivative contracts at October 31, 2015 on a federal income tax basis was $874,539.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Written swaptions activity for the year ended October 31, 2015 was as follows:

	Notional Amount — Swaptions (000’s omitted)	Premiums Received

Outstanding, beginning of year	$50,000	$1,325,000
Swaptions exercised	(50,000)	(1,325,000)

Outstanding, end of year	$—	$—

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures contracts, interest rate swaps and swaptions to enhance total return, to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

31

Short-Term U.S. Government Portfolio

October 31, 2015

Notes to Financial Statements — continued

The Portfolio enters into swap contracts (other that centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $366,022. At October 31, 2015, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written swaptions as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$61,942	(1)	$(212,818	)(1)
Swap contracts	—		(366,022	)(2)
Swap contracts (centrally cleared)	—		(508,517	)(3)

Total	$61,942		$(1,087,357)

Derivatives not subject to master netting or similar agreements	$61,942		$(721,335)

Total Derivatives subject to master netting or similar agreements	$—		$(366,022)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

(3)

Amount represents cumulative unrealized depreciation on centrally cleared swap contracts. Only the current day’s variation margin on centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin on open centrally cleared swap contracts.

32

Short-Term U.S. Government Portfolio

October 31, 2015

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral pledged by the Portfolio for liabilities as of October 31, 2015.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Deutsche Bank AG	$(366,022)	$—	$—	$—	$(366,022)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written swaptions	$—	$(602,950)
Futures contracts	$(2,756,545)	$(87,704)
Swap contracts	$134,904	$(1,645,099)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written swaptions, Financial futures contracts and Swap contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts – Long	Futures Contracts – Short	Swap Contracts

$60,099,000	$145,277,000	$21,538,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

33

Short-Term U.S. Government Portfolio

October 31, 2015

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$171,675,687	$—	$171,675,687
Collateralized Mortgage Obligations	—	124,699,274	—	124,699,274
U.S. Government Agency Obligations	—	66,186,129	—	66,186,129
Short-Term Investments	—	44,386,519	—	44,386,519

Total Investments	$—	$406,947,609	$—	$406,947,609

Futures Contracts	$61,942	$—	$—	$61,942

Total	$61,942	$406,947,609	$—	$407,009,551

Liability Description

Futures Contracts	$(212,818)	$—	$—	$(212,818)
Swap Contracts	—	(874,539)	—	(874,539)

Total	$(212,818)	$(874,539)	$—	$(1,087,357)

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

34

Short-Term U.S. Government Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short-Term U.S. Government Portfolio:

We have audited the accompanying statement of assets and liabilities of Short-Term U.S. Government Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Short-Term U.S. Government Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2015

35

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), CMBS Portfolio (CMBSP), Eaton Vance Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), Senior Debt Portfolio (SDP), Short Duration High Income Portfolio (SDHIP) and Short-Term U.S. Government Portfolio (STUSGP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

36

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of each Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Thomas H. Luster 1962	President of CMBSP	2002	Vice President of EVM and BMR.

Scott H. Page 1959	President of FRP and SDP	1996	Vice President of EVM and BMR.

37

Eaton Vance

Short Duration Government Income Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Andrew Szczurowski 1983	President of GOP and STUSGP	2015	Vice President of EVM and BMR.

Michael W. Weilheimer 1961	President of SDHIP	1995	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

39

This Page Intentionally Left Blank

Investment Adviser of Short-Term U.S. Government Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration Government Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560    10.31.15

Eaton Vance

Short Duration High Income Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Short Duration High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 28

Federal Tax Information	16

Management and Organization	29

Important Notices	32

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. high-yield corporate bonds posted a modest decline for the 12-month period ended October 31, 2015, despite modestly improving U.S. economic growth, continued low interest rates and relatively healthy fundamentals. The asset class was impacted this past year by a sharp downturn in energy and commodity prices, which pressured performance in the energy and metals/mining sectors. Furthermore, facing sluggish revenue growth and downward pressure on earnings, some companies increasingly engaged in transactions considered more shareholder friendly, including share buybacks, dividends and re-leveraging transactions. This caused downward pressure on high-yield bond prices, as the market priced in the additional risk incurred by such transactions. Due to the punitive nature in which high-yield investors responded to these transactions, similar transactions are expected to be less likely in the future. Uncertainty about the timing of the Federal Reserve’s (the Fed) next move, slowing economic growth overseas — notably in China — and stalled progress in Europe also unsettled investors. High-yield bonds, however, regained some ground late in the period, benefiting from stabilizing economic data in China, indications that central banks overseas would keep interest rates low and the Fed’s decision in September not to hike its short-term interest rate target.

During the 12-month period ended October 31, 2015, high-yield bond fundamentals were relatively healthy with only minor deterioration. The trailing 12-month default rate on high-yield bonds rose modestly, but stayed well below the nearly 4% historic average, with most of the defaults coming from the energy and metals/mining sectors. Leverage — a measure of debt levels — increased slightly, but continued to be manageable. Interest expense coverage rates for issuers stayed near all-time highs. However, the average yield on bonds in the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated 1-3 Year Index2 rose meaningfully, to 5.07% by period end, pressuring high-yield bond prices. In addition, spreads — the difference between yields on U.S. Treasurys and high-yield bonds — widened. Against this backdrop, both demand for high-yield bonds and the supply of new issues slowed. Refinancing fell as a percentage of new issuance volumes, with an increased share of the total being used to fund mergers and acquisitions.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Short Duration High Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 1.07%, compared to the 1.66% return of its benchmark, the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated 1-3 Year Index (the Index).

In terms of sectors, energy posted the biggest decline in the Index this past year. The Fund’s overweight in a single issuer, a large natural gas producer in the U.S., was the biggest source of underperformance. Credit selection in the telecommunications sector also detracted from performance, as did an underweight in the better-performing banks & thrifts segment. By contrast, overweights in the strong-performing retail and restaurants sectors aided performance relative to the Index. The Fund also benefited from having no exposure to the insurance and steel sectors, both of which posted declines this past year.

From a duration7 perspective, the Fund’s credit selection in the zero- to two-year duration segment, about 70% of Fund assets, detracted from performance relative to the Index. Credit selection in bonds with two- to five-year durations boosted performance relative to the Index, as did a lack of exposure to hybrid securities, which performed poorly for the Index.

BB-rated6 bonds were the top-performing segment of the Index in terms of credit quality. The Fund’s underweight position and credit selection in BB-rated bonds was the largest detractor from performance relative to the Index. In addition, an overweight and credit selection in the CCC segment negatively impacted results, as lower quality lagged higher quality during the past year. Gains from credit selection in the B and BBB-rated segments helped offset much of these losses. The Fund benefited from investments in the higher-quality portion of the B-rated segment, which tended to have shorter durations and lower yields than the B-rated securities in the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Performance2,3

Portfolio Manager Michael W. Weilheimer, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/01/2013	02/21/2012	1.07%	—	3.96%
Class A with 2.25% Maximum Sales Charge	—	—	–1.25	—	3.30
Class I at NAV	11/01/2013	02/21/2012	1.43	—	4.14
BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated 1–3 Year Index	—	—	1.66%	5.07%	4.83%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				2.89%	2.64%
Net				1.05	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	02/21/2012	$290,392	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Fund Profile5

Credit Quality (% of bonds, loans and mortgage-backed securities)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated 1-3 Year Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Short Duration High Income Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/29/16. Without the reimbursement, if applicable, performance would have been lower.
[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$991.60	$5.27	**	1.05%
Class I	$1,000.00	$993.90	$4.02	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.35	**	1.05%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Short Duration High Income Portfolio, at value (identified cost, $27,135,261)	$26,816,599
Receivable for Fund shares sold	50,000
Total assets	$26,866,599

Liabilities
Payable for Fund shares redeemed	$72,204
Distributions payable	5,331
Payable to affiliates:
Distribution and service fees	418
Trustees’ fees	42
Other	5,615
Accrued expenses	31,818
Total liabilities	$115,428
Net Assets	$26,751,171

Sources of Net Assets
Paid-in capital	$27,204,523
Accumulated net realized loss from Portfolio	(136,649)
Accumulated undistributed net investment income	1,959
Net unrealized depreciation from Portfolio	(318,662)
Total	$26,751,171

Class A Shares
Net Assets	$2,069,547
Shares Outstanding	216,630
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.55
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.77

Class I Shares
Net Assets	$24,681,624
Shares Outstanding	2,579,316
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.57

On sales of $100,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income allocated from Portfolio	$550,711
Expenses allocated from Portfolio	(84,721)
Total investment income from Portfolio	$465,990

Expenses
Distribution and service fees
Class A	$3,804
Trustees’ fees and expenses	500
Custodian fee	11,279
Transfer and dividend disbursing agent fees	3,586
Legal and accounting services	22,599
Printing and postage	11,228
Registration fees	34,868
Miscellaneous	9,645
Total expenses	$97,509
Deduct —
Allocation of expenses to affiliate	$88,473
Total expense reductions	$88,473

Net expenses	$9,036

Net investment income	$456,954

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(109,217)
Net realized loss	$(109,217)
Change in unrealized appreciation (depreciation) —
Investments	$(194,123)
Net change in unrealized appreciation (depreciation)	$(194,123)

Net realized and unrealized loss	$(303,340)

Net increase in net assets from operations	$153,614

8	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014(1)
From operations —
Net investment income	$456,954	$294,445
Net realized loss from investment transactions	(109,217)	(24,890)
Net change in unrealized appreciation (depreciation) from investments	(194,123)	(124,539)
Net increase in net assets from operations	$153,614	$145,016
Distributions to shareholders —
From net investment income
Class A	$(59,457)	$(23,298)
Class I	(396,893)	(271,470)
Total distributions to shareholders	$(456,350)	$(294,768)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,263,508	$1,572,243
Class I	18,605,220	8,002,692
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	59,457	23,268
Class I	322,700	185,186
Cost of shares redeemed
Class A	(386,102)	(393,569)
Class I	(1,549,903)	(501,041)
Net increase in net assets from Fund share transactions	$18,314,880	$8,888,779

Net increase in net assets	$18,012,144	$8,739,027

Net Assets
At beginning of year	$8,739,027	$—
At end of year	$26,751,171	$8,739,027

Accumulated undistributed net investment income included in net assets
At end of year	$1,959	$1,746

(1)	The Fund commenced operations on November 1, 2013.

9	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014(1)
Net asset value — Beginning of year	$9.830	$10.000

Income (Loss) From Operations
Net investment income	$0.384	$0.410
Net realized and unrealized loss	(0.280)	(0.171)

Total income from operations	$0.104	$0.239

Less Distributions
From net investment income	$(0.384)	$(0.409)

Total distributions	$(0.384)	$(0.409)

Net asset value — End of year	$9.550	$9.830

Total Return(2)	1.07%	2.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,070	$1,180
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.05%	1.05%
Net investment income	3.90%	3.92%
Portfolio Turnover of the Portfolio	41%	65%

(1)	For the period from the start of business, November 1, 2013, to October 31, 2014.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.79% and 1.84% of average daily net assets for the years ended October 31, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014(1)
Net asset value — Beginning of year	$9.840	$10.000

Income (Loss) From Operations
Net investment income	$0.409	$0.429
Net realized and unrealized loss	(0.269)	(0.162)

Total income from operations	$0.140	$0.267

Less Distributions
From net investment income	$(0.410)	$(0.427)

Total distributions	$(0.410)	$(0.427)

Net asset value — End of year	$9.570	$9.840

Total Return(2)	1.43%	2.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,682	$7,559
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.80%	0.80%
Net investment income	4.09%	4.38%
Portfolio Turnover of the Portfolio	41%	65%

(1)	For the period from the start of business, November 1, 2013, to October 31, 2014.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.79% and 1.84% of average daily net assets for the years ended October 31, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on November 1, 2013. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Short Duration High Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (46.6% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder,

12

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Notes to Financial Statements — continued

receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$456,350	$294,768

During the year ended October 31, 2015, accumulated net realized loss was increased by $1,566, accumulated undistributed net investment income was decreased by $391 and paid-in capital was increased by $1,957 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, accretion of market discount, non-deductible expenses and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$7,290
Deferred capital losses	$(113,088)
Net unrealized depreciation	$(342,223)
Other temporary differences	$(5,331)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At October 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $113,088 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2015, $37,709 are short-term and $75,379 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.60% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2015, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05% and 0.80% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 29, 2016. Pursuant to this agreement, EVM was allocated $88,473 of the Fund’s operating expenses for the year ended October 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $327 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $219 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A shares (see Note 4).

13

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $3,804 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Prior to September 30, 2015, Class A shares may have been subject to a 0.75% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $19,790,425 and $1,899,188, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	130,316	157,637
Issued to shareholders electing to receive payments of distributions in Fund shares	6,127	2,353
Redemptions	(39,899)	(39,904)

Net increase	96,544	120,086

	Year Ended October 31,
Class I	2015	2014

Sales	1,937,500	799,905
Issued to shareholders electing to receive payments of distributions in Fund shares	33,248	18,613
Redemptions	(159,289)	(50,661)

Net increase	1,811,459	767,857

14

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration High Income Fund as of October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

15

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Short Duration High Income Portfolio

October 31, 2015

Portfolio of Investments

Corporate Bonds & Notes — 84.3%

Security	Principal Amount (000’s omitted)	Value

Aerospace — 0.0%(1)
Bombardier, Inc., 7.50%, 3/15/25(2)	$10	$7,800

		$7,800

Air Transportation — 2.3%
US Airways Group, Inc., 6.125%, 6/1/18	$1,250	$1,301,563

		$1,301,563

Automotive & Auto Parts — 6.6%
General Motors Financial Co., Inc., 2.75%, 5/15/16	$175	$176,168
General Motors Financial Co., Inc., 3.10%, 1/15/19	1,000	1,004,790
Schaeffler Holding Finance B.V., 6.75%, 11/15/22(2)(3)	290	318,275
Schaeffler Holding Finance B.V., 6.875%, 8/15/18(2)(3)	750	778,125
ZF North America Capital, Inc., 4.00%, 4/29/20(2)	1,500	1,520,625

		$3,797,983

Banks & Thrifts — 3.1%
Ally Financial, Inc., 8.00%, 12/31/18	$750	$845,625
CIT Group, Inc., 5.25%, 3/15/18	905	951,381

		$1,797,006

Broadcasting — 1.9%
AMC Networks, Inc., 7.75%, 7/15/21	$1,000	$1,077,500

		$1,077,500

Building Materials — 1.9%
HD Supply, Inc., 7.50%, 7/15/20	$500	$535,000
USG Corp., 7.75%, 1/15/18	500	563,750

		$1,098,750

Cable / Satellite TV — 4.0%
Cablevision Systems Corp., 7.75%, 4/15/18	$500	$526,250
CSC Holdings, LLC, 7.875%, 2/15/18	500	531,250
DISH DBS Corp., 4.25%, 4/1/18	500	500,625
DISH DBS Corp., 4.625%, 7/15/17	750	772,500

		$2,330,625

Capital Goods — 3.6%
Case New Holland Industrial, Inc., 7.875%, 12/1/17	$500	$541,250
CNH Industrial Capital, LLC, 3.875%, 7/16/18(2)	1,000	1,005,000
HRG Group, Inc., 7.875%, 7/15/19(2)	500	531,875

		$2,078,125

Security	Principal Amount (000’s omitted)	Value

Chemicals — 0.2%
Kissner Milling Co., Ltd., 7.25%, 6/1/19(2)	$100	$101,875

		$101,875

Consumer Products — 2.1%
Alphabet Holding Co., Inc., 7.75%, 11/1/17(3)	$1,250	$1,231,250

		$1,231,250

Containers — 2.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.337%, 12/15/19(2)(4)	$1,000	$987,500
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., 5.625%, 12/15/16(2)	250	250,625

		$1,238,125

Diversified Financial Services — 7.4%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 2.75%, 5/15/17	$1,000	$998,750
Air Lease Corp., 5.625%, 4/1/17	750	786,352
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16(2)	465	466,367
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 3.50%, 3/15/17	500	507,100
International Lease Finance Corp., 2.287%, 6/15/16(4)	500	500,300
International Lease Finance Corp., 8.75%, 3/15/17	450	486,563
Navient Corp., 4.625%, 9/25/17	250	253,425
Navient Corp., 6.00%, 1/25/17	250	257,175

		$4,256,032

Diversified Media — 0.9%
IAC/InterActiveCorp, 4.875%, 11/30/18	$500	$515,625

		$515,625

Energy — 4.0%
American Energy-Permian Basin, LLC/AEPB Finance Corp., 6.834%, 8/1/19(2)(4)	$500	$273,750
Chesapeake Energy Corp., 3.571%, 4/15/19(4)	1,000	647,500
Chesapeake Energy Corp., 7.25%, 12/15/18	150	121,500
PBF Holding Co., LLC/PBF Finance Corp., 8.25%, 2/15/20	200	211,000
Sabine Pass LNG, L.P., 7.50%, 11/30/16	1,000	1,036,875

		$2,290,625

Entertainment / Film — 0.9%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/1/18(2)	$500	$518,750

		$518,750

17	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Environmental — 0.9%
ADS Waste Holdings, Inc., 8.25%, 10/1/20	$500	$527,500

		$527,500

Food / Beverage / Tobacco — 1.8%
Constellation Brands, Inc., 7.25%, 9/1/16	$1,014	$1,059,630

		$1,059,630

Gaming — 1.5%
MGM Resorts International, 6.875%, 4/1/16	$500	$510,685
Station Casinos, LLC, 7.50%, 3/1/21	75	80,438
Studio City Finance, Ltd., 8.50%, 12/1/20(2)	250	254,375

		$845,498

Health Care — 6.5%
Alere, Inc., 7.25%, 7/1/18	$900	$941,625
HCA, Inc., 6.50%, 2/15/16	1,250	1,267,812
Mallinckrodt International Finance SA, 3.50%, 4/15/18	212	206,435
Tenet Healthcare Corp., 3.837%, 6/15/20(2)(4)	1,000	1,000,100
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(2)	350	336,000

		$3,751,972

Homebuilders / Real Estate — 0.9%
iStar, Inc., 3.875%, 7/1/16	$250	$249,375
Realogy Group, LLC/Sunshine Group Florida, Ltd. (The), 3.375%, 5/1/16(2)	250	251,250

		$500,625

Leisure — 2.5%
NCL Corp., Ltd., 5.00%, 2/15/18	$775	$788,562
NCL Corp., Ltd., 5.25%, 11/15/19(2)	135	139,472
Royal Caribbean Cruises, Ltd., 7.25%, 6/15/16	500	516,390

		$1,444,424

Metals / Mining — 0.4%
Novelis, Inc., 8.375%, 12/15/17	$250	$253,094

		$253,094

Restaurants — 1.4%
NPC International, Inc., 10.50%, 1/15/20	$750	$793,125

		$793,125

Security	Principal Amount (000’s omitted)	Value

Services — 2.8%
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 3.074%, 12/1/17(4)	$925	$932,409
BlueLine Rental Finance Corp., 7.00%, 2/1/19(2)	280	284,900
Laureate Education, Inc., 10.00%, 9/1/19(2)	490	391,388

		$1,608,697

Super Retail — 3.6%
Hanesbrands, Inc., 6.375%, 12/15/20	$1,000	$1,040,000
Petco Animal Supplies, Inc., 9.25%, 12/1/18(2)	1,000	1,031,250

		$2,071,250

Technology — 9.0%
Alcatel-Lucent USA, Inc., 4.625%, 7/1/17(2)	$500	$516,250
Alcatel-Lucent USA, Inc., 8.875%, 1/1/20(2)	250	271,250
Avaya, Inc., 9.00%, 4/1/19(2)	250	205,000
Brightstar Corp., 7.25%, 8/1/18(2)	650	677,625
Brightstar Corp., 9.50%, 12/1/16(2)	850	856,545
Infor (US), Inc., 5.75%, 8/15/20(2)	90	92,025
NXP B.V./NXP Funding, LLC, 3.50%, 9/15/16(2)	500	503,750
NXP B.V./NXP Funding, LLC, 3.75%, 6/1/18(2)	1,000	1,005,000
SunGard Data Systems, Inc., 7.375%, 11/15/18	1,000	1,026,250

		$5,153,695

Telecommunications — 9.1%
Hughes Satellite Systems Corp., 6.50%, 6/15/19	$225	$248,513
Intelsat Luxembourg SA, 6.75%, 6/1/18	1,000	892,500
Level 3 Financing, Inc., 3.914%, 1/15/18(4)	750	757,500
Sprint Communications, Inc., 8.375%, 8/15/17	250	256,562
Sprint Communications, Inc., 9.00%, 11/15/18(2)	1,175	1,294,697
T-Mobile USA, Inc., 5.25%, 9/1/18	275	281,875
T-Mobile USA, Inc., 6.464%, 4/28/19	500	515,625
Telesat Canada/Telesat, LLC, 6.00%, 5/15/17(2)	1,000	1,017,500

		$5,264,772

Transportation Ex Air / Rail — 0.3%
XPO Logistics, Inc., 7.875%, 9/1/19(2)	$155	$156,550

		$156,550

Utilities — 2.5%
AES Corp. (The), 3.324%, 6/1/19(4)	$1,500	$1,433,073

		$1,433,073

Total Corporate Bonds & Notes (identified cost $49,610,320)		$48,505,539

18	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2015

Portfolio of Investments — continued

Senior Floating-Rate Loans — 11.3%(5)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Publishing / Printing — 1.7%
Cengage Learning Acquisitions, Inc., Term Loan, 7.00%, Maturing 3/31/20	$962	$957,775

		$957,775

Restaurants — 0.9%
NPC International, Inc., Term Loan, 4.00%, Maturing 12/28/18	$495	$489,923

		$489,923

Services — 4.1%
Advantage Sales & Marketing, Inc., Term Loan - Second Lien, 7.50%, Maturing 7/25/22	$1,000	$933,125
AlixPartners, LLP, Term Loan, 4.50%, Maturing 7/28/22	105	105,013
Hertz Corporation (The), Term Loan, 3.75%, Maturing 3/11/18	492	492,200
Laureate Education, Inc., Term Loan, 5.00%, Maturing 6/15/18	980	846,182

		$2,376,520

Technology — 1.7%
First Data Corporation, Term Loan, 3.697%, Maturing 3/24/17	$1,000	$999,996

		$999,996

Telecommunications — 2.9%
Asurion, LLC, Term Loan - Second Lien, 8.50%, Maturing 3/3/21	$1,850	$1,673,325

		$1,673,325

Total Senior Floating-Rate Loans (identified cost $6,852,206)		$6,497,539

Convertible Bonds — 1.4%

Security	Principal Amount (000’s omitted)	Value

Health Care — 0.6%
Hologic, Inc., 0.00%, 12/15/43	$250	$317,969

		$317,969

Utilities — 0.8%
NRG Yield, Inc., 3.50%, 2/1/19(2)	$515	$483,456

		$483,456

Total Convertible Bonds (identified cost $770,376)		$801,425

Commercial Mortgage-Backed Securities — 0.2%

Security	Principal Amount (000’s omitted)	Value

Hilton USA Trust, Series 2013-HLT, Class EFX, 4.453%, 11/5/30(2)(6)	$120	$121,188

		$121,188

Total Commercial Mortgage-Backed Securities (identified cost $120,177)		$121,188

Short-Term Investments — 1.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(7)	$815	$814,536

		$814,536

Total Short-Term Investments (identified cost $814,536)		$814,536

Total Investments — 98.6% (identified cost $58,167,615)		$56,740,227

Other Assets, Less Liabilities — 1.4%		$814,154

Net Assets — 100.0%		$57,554,381

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Amount is less than 0.05%.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $17,650,138 or 30.7% of the Portfolio’s net assets.

(3)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(5)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered

19	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2015

Portfolio of Investments — continued

by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2015.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

20	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $57,353,079)	$55,925,691
Affiliated investment, at value (identified cost, $814,536)	814,536
Cash	25,347
Interest receivable	857,299
Interest receivable from affiliated investment	325
Receivable for investments sold	13,908
Total assets	$57,637,106

Liabilities
Payable to affiliates:
Investment adviser fee	$29,347
Trustees’ fees	309
Accrued expenses	53,069
Total liabilities	$82,725
Net Assets applicable to investors’ interest in Portfolio	$57,554,381

Sources of Net Assets
Investors’ capital	$58,981,769
Net unrealized depreciation	(1,427,388)
Total	$57,554,381

21	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income	$2,856,639
Interest allocated from affiliated investment	1,772
Expenses allocated from affiliated investment	(149)
Total investment income	$2,858,262

Expenses
Investment adviser fee	$342,904
Trustees’ fees and expenses	3,487
Custodian fee	39,978
Legal and accounting services	46,284
Miscellaneous	3,962
Total expenses	$436,615
Deduct —
Reduction of custodian fee	$14
Total expense reductions	$14

Net expenses	$436,601

Net investment income	$2,421,661

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(520,348)
Investment transactions allocated from affiliated investment	4
Net realized loss	$(520,344)
Change in unrealized appreciation (depreciation) —
Investments	$(1,049,354)
Net change in unrealized appreciation (depreciation)	$(1,049,354)

Net realized and unrealized loss	$(1,569,698)

Net increase in net assets from operations	$851,963

22	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$2,421,661	$2,709,998
Net realized gain (loss) from investment transactions	(520,344)	200,878
Net change in unrealized appreciation (depreciation) from investments	(1,049,354)	(1,171,954)
Net increase in net assets from operations	$851,963	$1,738,922
Capital transactions —
Contributions	$19,790,425	$9,566,264
Withdrawals	(20,899,187)	(9,202,430)
Net increase (decrease) in net assets from capital transactions	$(1,108,762)	$363,834

Net increase (decrease) in net assets	$(256,799)	$2,102,756

Net Assets
At beginning of year	$57,811,180	$55,708,424
At end of year	$57,554,381	$57,811,180

23	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,			Period Ended October 31, 2012(1)
Ratios/Supplemental Data	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.76%	0.77%	0.80%	0.84	%(3)
Net investment income	4.24%	4.46%	4.91%	4.90	%(3)
Portfolio Turnover	41%	65%	92%	50	%(4)

Total Return	1.50%	2.87%	6.18%	5.00	%(4)

Net assets, end of period (000’s omitted)	$57,554	$57,811	$55,708	$52,467

(1)	For the period from the start of business, February 21, 2012, to October 31, 2012.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

24	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Short Duration High Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 46.6%, 44.0% and 9.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

25

Short Duration High Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $342,904 or 0.60% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $24,548,584 and $22,793,046, respectively, for the year ended October 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$58,194,540

Gross unrealized appreciation	$250,699
Gross unrealized depreciation	(1,705,012)

Net unrealized depreciation	$(1,454,313)

26

Short Duration High Income Portfolio

October 31, 2015

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

6  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$48,505,539	$—	$48,505,539
Senior Floating-Rate Loans	—	6,497,539	—	6,497,539
Convertible Bonds	—	801,425	—	801,425
Commercial Mortgage-Backed Securities	—	121,188	—	121,188
Short-Term Investments	—	814,536	—	814,536

Total Investments	$—	$56,740,227	$—	$56,740,227

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

27

Short Duration High Income Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short Duration High Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Short Duration High Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Short Duration High Income Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

28

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Short Duration High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

29

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael W. Weilheimer 1961	President of the Portfolio	1995	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

30

Eaton Vance

Short Duration High Income Fund

October 31, 2015

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser of Short Duration High Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

16753 10.31.15

Eaton Vance Short Duration Strategic Income Fund Annual Report October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Short Duration Strategic Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22 and 58

Federal Tax Information	23

Management and Organization	59

Important Notices	62

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The divergent performance of major economies and a steep drop in commodity prices were key themes influencing the financial markets during the 12 months ended October 31, 2015. Global equity returns were flat, corporate credit spreads generally widened and the U.S. dollar strengthened broadly. Government bond yields fell across developed markets, while spreads on emerging market sovereign debt widened relative to comparable-maturity U.S. Treasury securities.

The U.S. economy continued to grow at a moderate pace, with the exception of a rough patch over the winter related to weather and West Coast port disruptions. The unemployment rate declined, home values rose and gasoline prices tumbled, leaving consumers with more discretionary income. The Federal Reserve held short-term interest rates steady but signaled that a rate hike could be imminent should the economy strengthen further. In contrast, weak economic data in Europe and Japan prompted the European Central Bank to launch a bond-buying program and the Bank of Japan to increase stimulus.

Developments in China took center stage in the second half of the period. After a powerful spring rally, Chinese equities plummeted over the summer on signs that the world’s second-largest economy might be slowing more abruptly than investors had previously thought. Chinese policymakers took numerous steps to stabilize their stock market and boost growth, including devaluing the yuan. The instability in China sparked a global sell-off in risk assets, with commodities and financial assets in commodity-exporting countries bearing the brunt of the decline. Chinese stocks rebounded in the final weeks of the period, although economic data remained soft.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Short Duration Strategic Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of –0.81%. By comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index2 (the Index), gained 1.96% during the period.

The Fund’s duration6 management detracted from relative results — specifically, the Fund’s negative duration position at the short end of the U.S. Treasury yield curve (i.e., two-and three-year maturities). While short yields rose over the full 12-month period, they were volatile, decreasing more often than increasing. The losses the Fund experienced when rates were falling more than offset the gains experienced when rates were rising.

The Fund’s exposure to foreign bonds was a drag on relative returns. Positions in emerging-market sovereign debt were especially unfavorable amid China’s economic slowdown and the weakness in commodity prices. Falling commodity prices diminished inflation expectations, and investments in non-U.S. inflation-linked bonds also detracted from performance versus the Index.

The Fund’s allocation to foreign currency instruments had a favorable impact. In particular, relative returns benefited from long positions in the U.S. dollar versus other developed-market currencies, as well as long positions in select emerging- and frontier-market currencies versus both the U.S. dollar and the euro.

Investments in global macro absolute return strategies bolstered performance versus the Index, helped by positioning in Eastern Europe, Western Europe and the Dollar Bloc. Investments in U.S. agency mortgage-backed securities also aided relative returns, as low mortgage refinancing rates increased the attractiveness of certain types of these securities held in the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Performance2,3

Portfolio Managers Eric A. Stein, CFA and Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/23/1998	11/26/1990	–0.81%	2.91%	5.14%
Class A with 2.25% Maximum Sales Charge	—	—	–3.02	2.44	4.90
Class B at NAV	11/26/1990	11/26/1990	–1.44	2.13	4.33
Class B with 5% Maximum Sales Charge	—	—	–6.09	1.80	4.33
Class C at NAV	05/25/1994	11/26/1990	–1.57	2.13	4.33
Class C with 1% Maximum Sales Charge	—	—	–2.50	2.13	4.33
Class I at NAV	04/03/2009	11/26/1990	–0.44	3.16	5.29
Class R at NAV	08/03/2009	11/26/1990	–1.05	2.65	4.99
Barclays U.S. Aggregate Bond Index	—	—	1.96%	3.02%	4.72%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
Gross	1.17%	1.93%	1.93%	0.90%	1.42%
Net	1.13	1.89	1.89	0.86	1.38

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2005	$15,284	N.A.
Class C	$10,000	10/31/2005	$15,282	N.A.
Class I	$250,000	10/31/2005	$418,785	N.A.
Class R	$10,000	10/31/2005	$16,270	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Fund Profile5

Portfolio Allocation (% of net assets)

*	Amount is less than 0.05%.

Asset Allocation (% of net assets)

*	Net of securities sold short.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

3	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios are not a result of a fee waiver or expense reimbursement. Net expense ratios exclude interest expense associated with certain investment transactions.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$973.40	$5.27	1.06%
Class B	$1,000.00	$969.70	$8.99	1.81%
Class C	$1,000.00	$969.70	$8.99	1.81%
Class I	$1,000.00	$974.60	$4.03	0.81%
Class R	$1,000.00	$971.00	$6.51	1.31%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.40	1.06%
Class B	$1,000.00	$1,016.10	$9.20	1.81%
Class C	$1,000.00	$1,016.10	$9.20	1.81%
Class I	$1,000.00	$1,021.10	$4.13	0.81%
Class R	$1,000.00	$1,018.60	$6.67	1.31%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Portfolio of Investments

Investments in Affiliated Portfolios

Description	Value	% of Net Assets

Boston Income Portfolio (identified cost, $131,901,926)	$143,622,422	4.6
Currency Income Advantage Portfolio (identified cost, $41,036,646)	38,838,302	1.3
Eaton Vance Floating Rate Portfolio (identified cost, $916,558)	20,550	0.0	(1)
Emerging Markets Local Income Portfolio (identified cost, $43,924,894)	38,889,919	1.3
Global Macro Absolute Return Advantage Portfolio (identified cost, $339,393,405)	323,971,331	10.5
Global Macro Portfolio (identified cost, $389,369,999)	398,032,510	12.9
Global Opportunities Portfolio (identified cost, $1,741,273,799)	1,677,132,804	54.4
High Income Opportunities Portfolio (identified cost, $173,830,477)	178,670,628	5.8
International Income Portfolio (identified cost, $0)	80,389	0.0	(1)
Senior Debt Portfolio (identified cost, $216,451,701)	209,118,838	6.8
Short Duration High Income Portfolio (identified cost, $26,263,062)	25,323,884	0.8

Total Investments in Affiliated Portfolios (identified cost $3,104,362,467)	$3,033,701,577	98.4%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets
Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	5,315,813	$46,619,679	1.5%

Total Investments in Affiliated Investment Funds (identified cost $51,845,761)		$46,619,679	1.5%

Short-Term Investments

Description	Principal Amount	Value	% of Net Assets
State Street Bank and Trust Euro Time Deposit, 0.01%, 11/2/15	$283,255	$283,255	0.0	%(1)

Total Short-Term Investments (identified cost $283,255)		$283,255	0.0	%(1)

Total Investments (identified cost $3,156,491,483)		$3,080,604,511	99.9%

Other Assets, Less Liabilities		$2,606,941	0.1%

Net Assets		$3,083,211,452	100.0%

(1)	Amount is less than 0.05%.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Affiliated investments, at value (identified cost, $3,156,208,228)	$3,080,321,256
Unaffiliated investment, at value (identified cost, $283,255)	283,255
Receivable for Fund shares sold	13,394,766
Total assets	$3,093,999,277

Liabilities
Payable for Fund shares redeemed	$9,406,346
Payable to affiliates:
Investment adviser fee	207
Distribution and service fees	915,311
Trustees’ fees	42
Accrued expenses	465,919
Total liabilities	$10,787,825
Net Assets	$3,083,211,452

Sources of Net Assets
Paid-in capital	$3,129,983,900
Accumulated net realized gain from Portfolios	18,836,925
Accumulated undistributed net investment income	10,277,599
Net unrealized depreciation	(75,886,972)
Total	$3,083,211,452

Class A Shares
Net Assets	$1,257,517,628
Shares Outstanding	170,829,117
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.36
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$7.53

Class B Shares
Net Assets	$39,826,895
Shares Outstanding	5,738,268
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.94

Class C Shares
Net Assets	$727,675,853
Shares Outstanding	104,799,540
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.94

Class I Shares
Net Assets	$1,052,734,248
Shares Outstanding	143,226,454
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.35

Class R Shares
Net Assets	$5,456,828
Shares Outstanding	740,084
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.37

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends from Affiliated Investment Fund	$1,845,761
Interest income	71
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $792,788)	116,371,259
Dividends allocated from affiliated Portfolios (net of foreign taxes, $13,666)	7,111,535
Expenses, excluding interest expense, allocated from affiliated Portfolios	(17,650,496)
Interest expense allocated from affiliated Portfolios	(224,712)
Total investment income	$107,453,418

Expenses
Investment adviser fee	$4,329
Distribution and service fees
Class A	2,675,380
Class B	478,172
Class C	6,545,987
Class R	15,970
Trustees’ fees and expenses	500
Custodian fee	75,405
Transfer and dividend disbursing agent fees	1,642,279
Legal and accounting services	150,453
Printing and postage	213,515
Registration fees	342,854
Miscellaneous	27,731
Total expenses	$12,172,575

Net investment income	$95,280,843

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions — affiliated Portfolios	$(815,035)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $627,961)	(14,040,497)
Written options and swaptions	1,057,588
Securities sold short	(25,811)
Futures contracts	(51,627,330)
Swap contracts	2,935,278
Forward commodity contracts	169,808
Foreign currency and forward foreign currency exchange contract transactions	76,722,809
Non-deliverable bond forward contracts	(4,725,505)
Capital gain distributions received	62,576
Net realized gain	$9,713,881
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolios	$815,035
Investments — Affiliated Investment Funds	(5,175,009)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net decrease in accrued foreign capital gains taxes of $342,765 and net decrease of $197,138 from precious metals)	(108,324,227)
Written options and swaptions	7,600,091
Securities sold short	348,624
Futures contracts	(10,014,509)
Swap contracts	(13,535,486)
Forward commodity contracts	(105,856)
Foreign currency and forward foreign currency exchange contracts	(22,109,989)
Non-deliverable bond forward contracts	(629,409)
Net change in unrealized appreciation (depreciation)	$(151,130,735)

Net realized and unrealized loss	$(141,416,854)

Net decrease in net assets from operations	$(46,136,011)

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$95,280,843	$85,667,914
Net realized gain from investment transactions, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contract transactions, non-deliverable bond forward contracts and capital gain distributions received	9,713,881	25,507,247
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(151,130,735)	(15,526,281)
Net increase (decrease) in net assets from operations	$(46,136,011)	$95,648,880
Distributions to shareholders —
From net investment income
Class A	$(45,065,084)	$(44,658,002)
Class B	(1,600,631)	(2,554,713)
Class C	(22,439,148)	(24,697,885)
Class I	(32,752,104)	(16,743,679)
Class R	(130,579)	(66,322)
From net realized gain
Class A	(17,907,360)	—
Class B	(1,152,082)	—
Class C	(12,920,559)	—
Class I	(7,992,571)	—
Class R	(32,011)	—
Total distributions to shareholders	$(141,992,129)	$(88,720,601)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$776,663,911	$163,229,582
Class B	873,403	999,276
Class C	313,364,920	47,935,844
Class I	1,054,393,939	155,803,082
Class R	4,876,628	386,624
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	60,182,644	42,400,249
Class B	2,397,246	2,195,076
Class C	31,427,908	21,739,067
Class I	35,203,451	12,610,994
Class R	146,192	61,864
Cost of shares redeemed
Class A	(353,408,445)	(484,659,405)
Class B	(9,878,236)	(16,962,675)
Class C	(153,932,218)	(211,851,754)
Class I	(333,973,623)	(210,138,581)
Class R	(825,456)	(326,366)
Net asset value of shares exchanged
Class A	6,096,154	8,174,904
Class B	(6,096,154)	(8,174,904)
Net increase (decrease) in net assets from Fund share transactions	$1,427,512,264	$(476,577,123)

Net increase (decrease) in net assets	$1,239,384,124	$(469,648,844)

Net Assets
At beginning of year	$1,843,827,328	$2,313,476,172
At end of year	$3,083,211,452	$1,843,827,328

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$10,277,599	$(14,440,844)

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$7.900	$7.860	$8.150	$8.030	$8.210

Income (Loss) From Operations
Net investment income(1)	$0.302	$0.356	$0.321	$0.336	$0.296
Net realized and unrealized gain (loss)	(0.361)	0.055	(0.232)	0.163	(0.076)

Total income (loss) from operations	$(0.059)	$0.411	$0.089	$0.499	$0.220

Less Distributions
From net investment income	$(0.318)	$(0.371)	$(0.246)	$(0.283)	$(0.400)
From net realized gain	(0.163)	—	(0.024)	(0.096)	—
Tax return of capital	—	—	(0.109)	—	—

Total distributions	$(0.481)	$(0.371)	$(0.379)	$(0.379)	$(0.400)

Net asset value — End of year	$7.360	$7.900	$7.860	$8.150	$8.030

Total Return(2)	(0.81)%	5.35%	1.07%	6.38%	2.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,257,518	$846,873	$1,114,267	$1,480,803	$1,676,019
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.06%	1.17%	1.16%	1.15%	1.08%
Net investment income	3.96%	4.53%	3.97%	4.18%	3.63%
Portfolio Turnover of the Fund(6)	10%	53%	24%	23%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04%, 0.10%, 0.12% and 0.05% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$7.450	$7.420	$7.690	$7.570	$7.750

Income (Loss) From Operations
Net investment income(1)	$0.234	$0.280	$0.246	$0.260	$0.221
Net realized and unrealized gain (loss)	(0.335)	0.042	(0.217)	0.160	(0.080)

Total income (loss) from operations	$(0.101)	$0.322	$0.029	$0.420	$0.141

Less Distributions
From net investment income	$(0.246)	$(0.292)	$(0.189)	$(0.204)	$(0.321)
From net realized gain	(0.163)	—	(0.024)	(0.096)	—
Tax return of capital	—	—	(0.086)	—	—

Total distributions	$(0.409)	$(0.292)	$(0.299)	$(0.300)	$(0.321)

Net asset value — End of year	$6.940	$7.450	$7.420	$7.690	$7.570

Total Return(2)	(1.44)%	4.42%	0.35%	5.67%	1.83%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$39,827	$55,844	$77,536	$107,632	$136,050
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.81%	1.93%	1.91%	1.90%	1.83%
Net investment income	3.23%	3.76%	3.21%	3.43%	2.88%
Portfolio Turnover of the Fund(6)	10%	53%	24%	23%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04%, 0.10%, 0.12% and 0.05% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$7.460	$7.420	$7.690	$7.580	$7.750

Income (Loss) From Operations
Net investment income(1)	$0.233	$0.279	$0.245	$0.260	$0.222
Net realized and unrealized gain (loss)	(0.344)	0.053	(0.216)	0.150	(0.071)

Total income (loss) from operations	$(0.111)	$0.332	$0.029	$0.410	$0.151

Less Distributions
From net investment income	$(0.246)	$(0.292)	$(0.189)	$(0.204)	$(0.321)
From net realized gain	(0.163)	—	(0.024)	(0.096)	—
Tax return of capital	—	—	(0.086)	—	—

Total distributions	$(0.409)	$(0.292)	$(0.299)	$(0.300)	$(0.321)

Net asset value — End of year	$6.940	$7.460	$7.420	$7.690	$7.580

Total Return(2)	(1.57)%	4.56%	0.35%	5.53%	1.96%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$727,676	$584,964	$724,705	$877,526	$892,991
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.81%	1.93%	1.91%	1.90%	1.83%
Net investment income	3.23%	3.76%	3.21%	3.43%	2.88%
Portfolio Turnover of the Fund(6)	10%	53%	24%	23%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04%, 0.10%, 0.12% and 0.05% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$7.880	$7.850	$8.140	$8.020	$8.200

Income (Loss) From Operations
Net investment income(1)	$0.318	$0.371	$0.340	$0.356	$0.316
Net realized and unrealized gain (loss)	(0.348)	0.049	(0.231)	0.163	(0.077)

Total income (loss) from operations	$(0.030)	$0.420	$0.109	$0.519	$0.239

Less Distributions
From net investment income	$(0.337)	$(0.390)	$(0.261)	$(0.303)	$(0.419)
From net realized gain	(0.163)	—	(0.024)	(0.096)	—
Tax return of capital	—	—	(0.114)	—	—

Total distributions	$(0.500)	$(0.390)	$(0.399)	$(0.399)	$(0.419)

Net asset value — End of year	$7.350	$7.880	$7.850	$8.140	$8.020

Total Return(2)	(0.44)%	5.49%	1.33%	6.66%	2.95%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,052,734	$354,633	$395,581	$439,393	$400,587
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.81%	0.90%	0.91%	0.90%	0.84%
Net investment income	4.18%	4.72%	4.20%	4.43%	3.89%
Portfolio Turnover of the Fund(6)	10%	53%	24%	23%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04%, 0.10%, 0.12% and 0.06% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$7.910	$7.880	$8.160	$8.030	$8.220

Income (Loss) From Operations
Net investment income(1)	$0.282	$0.334	$0.299	$0.317	$0.276
Net realized and unrealized gain (loss)	(0.360)	0.047	(0.220)	0.172	(0.086)

Total income (loss) from operations	$(0.078)	$0.381	$0.079	$0.489	$0.190

Less Distributions
From net investment income	$(0.299)	$(0.351)	$(0.232)	$(0.263)	$(0.380)
From net realized gain	(0.163)	—	(0.024)	(0.096)	—
Tax return of capital	—	—	(0.103)	—	—

Total distributions	$(0.462)	$(0.351)	$(0.359)	$(0.359)	$(0.380)

Net asset value — End of year	$7.370	$7.910	$7.880	$8.160	$8.030

Total Return(2)	(1.05)%	4.94%	0.95%	6.25%	2.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,457	$1,513	$1,387	$1,517	$1,122
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.31%	1.42%	1.41%	1.40%	1.33%
Net investment income	3.70%	4.24%	3.68%	3.94%	3.38%
Portfolio Turnover of the Fund(6)	10%	53%	24%	23%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04%, 0.10%, 0.12% and 0.06% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in eleven portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts and in shares of Eaton Vance Emerging Markets Debt Opportunities Fund (formerly, Eaton Vance Institutional Emerging Markets Debt Fund) (the Affiliated Investment Fund). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2015 were as follows: Boston Income Portfolio (2.6%), Currency Income Advantage Portfolio (82.0%), Eaton Vance Floating Rate Portfolio (less than 0.05%), Emerging Markets Local Income Portfolio (13.9%), Global Macro Absolute Return Advantage Portfolio (17.2%), Global Macro Portfolio (8.4%), Global Opportunities Portfolio (90.2%), High Income Opportunities Portfolio (13.9%), International Income Portfolio (less than 0.05%), Senior Debt Portfolio (3.9%) and Short Duration High Income Portfolio (44.0%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Fund. The financial statements of Global Opportunities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Fund’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262 1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Global Opportunities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investment in the Affiliated Investment Fund is valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income on direct investments in the Affiliated Investment Fund is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

16

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Notes to Financial Statements — continued

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivatives positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$102,004,255	$88,720,601
Long-term capital gains	$39,987,873	$—

During the year ended October 31, 2015, accumulated net realized gain was decreased by $33,496,850, accumulated distributions in excess of net investment income was decreased by $31,425,146 and paid-in capital was increased by $2,071,704 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes, investments in passive foreign investment companies (PFICs), paydown gain (loss), swap contracts, tax straddle transactions, premium amortization, accretion of market discount, defaulted bond interest, a Portfolio’s investment in a subsidiary, partnership allocations, investments in partnerships, expenditures on defaulted bonds, dividend redesignations and option contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

17

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Notes to Financial Statements — continued

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$18,065,498
Deferred capital losses	$(28,673,922)
Net unrealized depreciation	$(36,164,024)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, options contracts, futures contracts, swap contracts, tax straddle transactions, investments in partnerships, distributions from real estate investment trusts, investments in PFICs, premium amortization, accretion of market discount and defaulted bond interest.

At October 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $28,673,922 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2015, $4,660,463 are short-term and $24,013,459 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,116,768,537

Gross unrealized appreciation	$25,303,547
Gross unrealized depreciation	(61,467,573)

Net unrealized depreciation	$(36,164,026)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ adviser fee. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2015, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $15,165,966 and the adviser fee paid by the Fund on Investable Assets amounted to $4,329. For the year ended October 31, 2015, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.61% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $40,440 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $164,043 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $1,845,761 and none, respectively, for the year ended October 31, 2015.

18

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Notes to Financial Statements — continued

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $2,675,380 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $358,629 and $4,909,490 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2015, the Fund paid or accrued to EVD $7,985 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $119,543, $1,636,497 and $7,985 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $36,000, $55,000 and $66,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

7  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Bond Portfolio	$—	$17,102
Boston Income Portfolio	—	25,823,544
Global Macro Absolute Return Advantage Portfolio	146,921,633	17,458,188
Global Macro Capital Opportunities Portfolio	—	40,335,642
Global Macro Portfolio	60,487,487	12,991,165
Global Opportunities Portfolio	983,756,460	119,511,537
High Income Opportunities Portfolio	105,538,737	—
International Income Portfolio	—	7,050,000
Senior Debt Portfolio	211,991,158	—
Short Duration High Income Portfolio	—	16,820,000

19

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	101,287,056	20,741,855
Issued to shareholders electing to receive payments of distributions in Fund shares	7,905,615	5,394,234
Redemptions	(46,408,191)	(61,596,095)
Exchange from Class B shares	790,704	1,038,388

Net increase (decrease)	63,575,184	(34,421,618)

	Year Ended October 31,
Class B	2015	2014

Sales	121,377	134,643
Issued to shareholders electing to receive payments of distributions in Fund shares	333,094	295,941
Redemptions	(1,369,259)	(2,284,354)
Exchange to Class A shares	(838,778)	(1,100,843)

Net decrease	(1,753,566)	(2,954,613)

	Year Ended October 31,
Class C	2015	2014

Sales	43,331,278	6,449,623
Issued to shareholders electing to receive payments of distributions in Fund shares	4,371,745	2,928,215
Redemptions	(21,349,726)	(28,535,624)

Net increase (decrease)	26,353,297	(19,157,786)

	Year Ended October 31,
Class I	2015	2014

Sales	137,738,652	19,776,200
Issued to shareholders electing to receive payments of distributions in Fund shares	4,645,736	1,606,592
Redemptions	(44,135,594)	(26,770,339)

Net increase (decrease)	98,248,794	(5,387,547)

	Year Ended October 31,
Class R	2015	2014

Sales	637,703	48,875
Issued to shareholders electing to receive payments of distributions in Fund shares	19,226	7,853
Redemptions	(108,175)	(41,500)

Net increase	548,754	15,228

20

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Notes to Financial Statements — continued

9  Affiliated Investment Funds

Transactions in Affiliated Investment Funds for the year ended October 31, 2015 were as follows:

Fund	Value, beginning of year*	Cost of purchases	Proceeds from sales	Investment income	Realized gain (loss)	Value, end of year

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	$49,948,927	$1,845,761	$—	$1,845,761	$—	$46,619,679

Total	$49,948,927	$1,845,761	$—	$1,845,761	$—	$46,619,679

*	Represents the value of Class I shares, which were exchanged to Class R6 during the year.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$3,033,701,577	$—	$—	$3,033,701,577
Investments in Affiliated Investment Funds	46,619,679	—	—	46,619,679
Short-Term Investments	—	283,255	—	283,255

Total Investments	$3,080,321,256	$283,255	$—	$3,080,604,511

The Fund held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Strategic Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

22

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended October 31, 2015, the Fund designates approximately $8,545,820, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

23

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 16.0%

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:
Series 2182, Class ZC, 7.50%, 9/15/29	$266,318	$314,356
Series 2631, (Interest Only), Class DS, 6.904%, 6/15/33(1)(2)	5,603,330	923,936
Series 2953, (Interest Only), Class LS, 6.504%, 12/15/34(1)(2)	5,169,503	681,522
Series 2956, (Interest Only), Class SL, 6.804%, 6/15/32(1)(2)	2,610,624	491,624
Series 3114, (Interest Only), Class TS, 6.454%, 9/15/30(1)(2)	9,121,666	1,576,665
Series 3153, (Interest Only), Class JI, 6.424%, 5/15/36(1)(2)	5,821,964	1,117,425
Series 3727, (Interest Only), Class PS, 6.504%, 11/15/38(1)(2)	15,109,786	1,211,104
Series 3745, (Interest Only), Class SA, 6.554%, 3/15/25(1)(2)	5,813,038	739,846
Series 3780, (Interest Only), Class PS, 6.254%, 8/15/35(1)(2)	7,553,812	312,978
Series 3845, (Interest Only), Class ES, 6.454%, 1/15/29(1)(2)	5,623,443	489,908
Series 3919, (Interest Only), Class SL, 6.454%, 10/15/40(1)(2)	3,231,951	216,108
Series 3969, (Interest Only), Class SB, 6.454%, 2/15/30(1)(2)	4,659,460	521,997
Series 3973, (Interest Only), Class SG, 6.454%, 4/15/30(1)(2)	6,963,681	864,819
Series 4007, (Interest Only), Class JI, 4.00%, 2/15/42(1)	5,631,806	1,002,080
Series 4050, (Interest Only), Class IB, 3.50%, 5/15/41(1)	27,353,217	3,978,116
Series 4067, (Interest Only) Class JI, 3.50%, 6/15/27(1)	22,257,643	3,025,383
Series 4070, (Interest Only), Class S, 5.904%, 6/15/32(1)(2)	29,005,047	5,693,198
Series 4095, (Interest Only), Class HS, 5.904%, 7/15/32(1)(2)	11,958,217	2,528,427
Series 4109, (Interest Only), Class ES, 5.954%, 12/15/41(1)(2)	3,281,413	129,450
Series 4109, (Interest Only), Class KS, 5.904%, 5/15/32(1)(2)	12,290,747	919,291
Series 4109, (Interest Only), Class SA, 6.004%, 9/15/32(1)(2)	10,815,954	2,337,571
Series 4149, (Interest Only), Class S, 6.054%, 1/15/33(1)(2)	8,225,258	1,710,723
Series 4163, (Interest Only), Class GS, 6.004%, 11/15/32(1)(2)	6,169,860	1,291,866
Series 4169, (Interest Only), Class AS, 6.054%, 2/15/33(1)(2)	10,672,046	2,161,879
Series 4180, (Interest Only), Class GI, 3.50%, 8/15/26(1)	9,892,508	1,018,807

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4188, (Interest Only), Class AI, 3.50%, 4/15/28(1)	$17,030,831	$1,971,266
Series 4189, (Interest Only), Class SQ, 5.954%, 12/15/42(1)(2)	11,753,928	2,168,774
Series 4203, (Interest Only), Class QS, 6.054%, 5/15/43(1)(2)	8,005,136	1,730,089
Series 4212, (Interest Only), Class SA, 6.004%, 7/15/38(1)(2)	25,838,877	3,617,443
Series 4233, (Interest Only), Class GI, 3.50%, 3/15/25(1)	8,739,550	472,461
Series 4273, Class SP, 11.485%, 11/15/43(2)	1,668,228	1,937,679
Series 4316, (Interest Only), Class JS, 5.904%, 1/15/44(1)(2)	14,709,329	2,403,887
Series 4323, (Interest Only), Class CI, 4.00%, 3/15/40(1)	12,659,968	2,015,142
Series 4326, Class TS, 13.142%, 4/15/44(2)	6,427,382	6,771,746
Series 4332, (Interest Only), Class IK, 4.00%, 4/15/44(1)	7,666,689	1,337,744
Series 4332, (Interest Only), Class KI, 4.00%, 9/15/43(1)	8,102,299	1,267,496
Series 4336, Class GU, 3.50%, 2/15/53	5,549,365	5,662,415
Series 4343, (Interest Only), Class PI, 4.00%, 5/15/44(1)	16,778,472	2,894,451
Series 4370, (Interest Only), Class IO, 3.50%, 9/15/41(1)	8,887,317	1,408,483
Series 4381, (Interest Only), Class SK, 5.954%, 6/15/44(1)(2)	16,714,115	2,572,528
Series 4388, (Interest Only), Class MS, 5.904%, 9/15/44(1)(2)	18,866,347	3,409,159
Series 4407, Class LN, 8.87%, 12/15/43(2)	3,322,404	3,517,810
Series 4417, (Principal Only), Class KO, 0.00%, 12/15/43(3)	4,588,341	4,000,080
Series 4443, Class KJ, 3.00%, 9/15/44	3,291,050	3,295,011
Series 4443, Class ZJ, 3.00%, 9/15/44	384,745	386,708
Series 4452, (Interest Only), Class SP, 6.004%, 10/15/43(1)(2)	34,029,246	6,204,615
Series 4478, (Principal Only), Class PO, 0.00%, 5/15/45(3)	13,249,541	12,015,348
Series 4497, (Interest Only), Class CS, 6.004%, 9/15/44(1)(2)	30,478,855	5,811,705
Series 4507, (Interest Only), Class SJ, 5.984%, 9/15/45(1)(2)	18,402,395	4,184,959

		$116,316,078

Federal National Mortgage Association:
Series 1994-42, Class K, 6.50%, 4/25/24	$416,420	$463,394
Series 2004-46, (Interest Only), Class SI, 5.803%, 5/25/34(1)(2)	9,024,381	1,468,329
Series 2005-17, (Interest Only), Class SA, 6.503%, 3/25/35(1)(2)	4,152,538	877,357

24	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
Series 2005-71, (Interest Only), Class SA, 6.553%, 8/25/25(1)(2)	$5,053,631	$742,950
Series 2005-105, (Interest Only), Class S, 6.503%, 12/25/35(1)(2)	4,082,316	808,005
Series 2006-44, (Interest Only), Class IS, 6.403%, 6/25/36(1)(2)	3,546,605	685,365
Series 2006-65, (Interest Only), Class PS, 7.023%, 7/25/36(1)(2)	3,499,558	741,200
Series 2006-96, (Interest Only), Class SN, 7.003%, 10/25/36(1)(2)	5,026,098	1,006,364
Series 2006-104, (Interest Only), Class SD, 6.443%, 11/25/36(1)(2)	3,454,522	684,186
Series 2006-104, (Interest Only), Class SE, 6.433%, 11/25/36(1)(2)	2,303,015	461,773
Series 2007-50, (Interest Only), Class LS, 6.253%, 6/25/37(1)(2)	4,970,827	934,929
Series 2008-26, (Interest Only), Class SA, 6.003%, 4/25/38(1)(2)	7,069,141	1,304,261
Series 2008-61, (Interest Only), Class S, 5.903%, 7/25/38(1)(2)	10,654,446	1,951,461
Series 2009-62, Class WA, 5.566%, 8/25/39(4)	3,465,274	3,901,292
Series 2010-99, (Interest Only), Class NS, 6.403%, 3/25/39(1)(2)	10,689,928	1,181,247
Series 2010-124, (Interest Only), Class SJ, 5.853%, 11/25/38(1)(2)	6,518,014	923,118
Series 2010-135, (Interest Only), Class SD, 5.803%, 6/25/39(1)(2)	13,101,683	1,690,641
Series 2010-151, (Interest Only), Class PI, 4.00%, 5/25/28(1)	19,003,167	621,740
Series 2011-45, (Interest Only), Class SA, 6.453%, 1/25/29(1)(2)	13,339,060	1,104,576
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(1)	10,592,691	1,200,930
Series 2011-101, (Interest Only), Class IE, 3.50%, 10/25/26(1)	7,916,324	894,123
Series 2011-104, (Interest Only), Class IM, 3.50%, 10/25/26(1)	13,103,123	1,497,922
Series 2012-24, (Interest Only), Class S, 5.303%, 5/25/30(1)(2)	6,882,291	770,496
Series 2012-30, (Interest Only), Class SK, 6.353%, 12/25/40(1)(2)	16,961,161	3,327,169
Series 2012-52, (Interest Only), Class DI, 3.50%, 5/25/27(1)	17,651,471	2,203,359
Series 2012-56, (Interest Only), Class SU, 6.553%, 8/25/26(1)(2)	11,950,306	1,195,155
Series 2012-63, (Interest Only), Class EI, 3.50%, 8/25/40(1)	25,565,786	2,990,427
Series 2012-73, (Interest Only), Class MS, 5.853%, 5/25/39(1)(2)	24,668,310	3,618,497
Series 2012-76, (Interest Only), Class GS, 5.853%, 9/25/39(1)(2)	13,854,425	2,291,215

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
Series 2012-86, (Interest Only), Class CS, 5.903%, 4/25/39(1)(2)	$10,015,625	$1,569,279
Series 2012-103, (Interest Only), Class GS, 5.903%, 2/25/40(1)(2)	27,211,712	4,358,553
Series 2012-124, (Interest Only), Class IO, 1.51%, 11/25/42(1)(4)	32,001,144	1,777,081
Series 2012-129, (Interest Only), Class IO, 5.00%, 12/25/42(1)	6,875,738	1,554,083
Series 2012-147, (Interest Only), Class SA, 5.903%, 1/25/43(1)(2)	18,007,777	3,868,697
Series 2012-150, (Interest Only), Class PS, 5.953%, 1/25/43(1)(2)	15,325,544	3,056,171
Series 2012-150, (Interest Only), Class SK, 5.953%, 1/25/43(1)(2)	23,659,677	4,669,332
Series 2013-6, Class TA, 1.50%, 1/25/43	5,491,601	5,249,576
Series 2013-11, (Interest Only), Class IO, 4.00%, 1/25/43(1)	38,914,116	7,282,442
Series 2013-12, (Interest Only), Class SP, 5.453%, 11/25/41(1)(2)	7,999,248	1,443,602
Series 2013-15, (Interest Only), Class DS, 6.003%, 3/25/33(1)(2)	17,404,392	3,526,574
Series 2013-23, (Interest Only), Class CS, 6.053%, 3/25/33(1)(2)	9,812,682	2,006,011
Series 2013-54, (Interest Only), Class HS, 6.103%, 10/25/41(1)(2)	19,359,975	3,291,117
Series 2013-64, (Interest Only), Class PS, 6.053%, 4/25/43(1)(2)	12,070,320	2,545,092
Series 2013-66, (Interest Only), Class JI, 3.00%, 7/25/43(1)	14,596,209	2,428,932
Series 2013-75, (Interest Only), Class SC, 6.053%, 7/25/42(1)(2)	30,872,007	5,221,900
Series 2014-29, (Interest Only), Class IG, 3.50%, 6/25/43(1)	9,012,108	1,539,859
Series 2014-32, (Interest Only), Class EI, 4.00%, 6/25/44(1)	8,154,511	1,445,868
Series 2014-36, (Interest Only), Class ID, 4.00%, 6/25/44(1)	5,296,081	928,804
Series 2014-41, (Interest Only), Class SA, 5.853%, 7/25/44(1)(2)	12,718,211	2,789,278
Series 2014-43, (Interest Only), Class PS, 5.903%, 3/25/42(1)(2)	16,789,430	3,051,936
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(1)	21,891,988	4,268,287
Series 2014-64, (Interest Only) Class BI, 3.50%, 3/25/44(1)	9,591,755	1,671,654
Series 2014-67, (Interest Only), Class IH, 4.00%, 10/25/44(1)	18,395,529	3,675,127
Series 2014-72, Class CS, 8.874%, 11/25/44(2)	1,898,173	1,905,306
Series 2014-74, Class HS, 8.206%, 11/25/44(2)	2,676,505	2,697,543
Series 2014-80, (Interest Only), Class CI, 3.50%, 12/25/44(1)	13,174,926	2,256,650

25	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(1)	$20,328,511	$3,562,139
Series 2015-6, (Interest Only), Class IM, 1.00%, 6/25/43(1)(2)	25,815,922	2,357,128
Series 2015-14, (Interest Only), Class KI, 3.00%, 3/25/45(1)	23,849,931	3,805,972
Series 2015-17, (Interest Only), Class SA, 6.003%, 11/25/43(1)(2)	28,826,961	5,340,993
Series 2015-22, (Interest Only), Class GI, 3.50%, 4/25/45(1)	13,083,821	2,474,595
Series 2015-31, (Interest Only), Class SG, 5.903%, 5/25/45(1)(2)	29,805,357	6,338,234
Series 2015-36, (Interest Only), Class IL, 3.00%, 6/25/45(1)	13,394,872	2,067,453
Series 2015-42, Class SC, 7.937%, 5/25/45(2)	6,427,816	6,487,687
Series 2015-47, (Interest Only), Class SG, 5.953%, 7/25/45(1)(2)	15,666,788	3,438,710
Series 2015-52, (Interest Only), Class MI, 3.50%, 7/25/45(1)	36,615,356	6,135,917
Series G94-7, Class PJ, 7.50%, 5/17/24	640,655	735,799

		$164,364,862

Government National Mortgage Association:
Series 2010-134, (Interest Only), Class ES, 5.806%, 11/20/39(1)(2)	$18,812,035	$2,369,596
Series 2011-48, (Interest Only), Class SD, 6.476%, 10/20/36(1)(2)	16,809,917	1,829,061
Series 2013-168, Class US, 11.482%, 11/20/43(2)	320,251	325,741
Series 2014-68, (Interest Only), Class KI, 1.224%, 10/20/42(1)(4)	30,469,169	1,131,197
Series 2014-117, Class HS, 31.246%, 8/20/44(2)	1,284,548	1,406,675
Series 2014-146, Class S, 5.859%, 10/20/44(2)	1,979,316	1,991,827
Series 2015-79, Class CS, 5.541%, 5/20/45(2)	3,954,759	3,922,806
Series 2015-116, (Interest Only), Class AS, 5.506%, 8/20/45(1)(2)	26,086,103	3,508,706

		$16,485,609

Total Collateralized Mortgage Obligations (identified cost $303,974,969)		$297,166,549

Mortgage Pass-Throughs — 3.1%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
2.874%, with maturity at 2035(5)	$1,000,736	$1,064,964
4.404%, with maturity at 2030(5)	372,719	404,276
6.50%, with maturity at 2036	2,442,489	2,820,097
7.00%, with various maturities to 2036	4,146,313	4,831,818

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
7.50%, with maturity at 2035	$1,343,514	$1,589,697
8.00%, with maturity at 2026	641,267	697,114

		$11,407,966

Federal National Mortgage Association:
3.701%, with maturity at 2035(5)	$1,065,112	$1,155,292
3.842%, with maturity at 2035(5)	2,314,825	2,510,815
6.00%, with various maturities to 2032	948,515	1,084,732
6.50%, with various maturities to 2036	3,534,656	4,076,151
7.00%, with various maturities to 2037	7,155,165	8,337,111
7.50%, with maturity at 2035(6)	7,033,801	8,340,116
8.50%, with maturity at 2032	403,110	495,218
9.50%, with maturity at 2020	1,095,742	1,241,923

		$27,241,358

Government National Mortgage Association:
7.00%, with various maturities to 2035(6)	$14,058,132	$16,578,366
7.50%, with maturity at 2032	1,417,656	1,649,733

		$18,228,099

Total Mortgage Pass-Throughs (identified cost $53,631,558)		$56,877,423

Commercial Mortgage-Backed Securities — 9.5%

Security	Principal Amount	Value
A10 Securitization LLC Series 2015-1, Class B, 4.12%, 4/15/34(7)	$5,100,000	$5,088,927
Americold LLC Trust Series 2010-ARTA, Class D, 7.443%, 1/14/29(7)	1,500,000	1,713,573
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D, 4.507%, 7/10/47(4)(7)	6,683,000	5,813,510
Commercial Mortgage Trust Series 2013-CR10, Class D, 4.792%, 8/10/46(4)(7)	5,000,000	4,708,122
Series 2013-CR11, Class D, 5.17%, 10/10/46(4)(7)	6,250,000	5,942,481
Series 2014-CR20, Class D, 3.222%, 11/10/47(7)	10,650,000	8,247,076
Series 2014-CR21, Class D, 3.919%, 12/10/47(4)(7)	5,311,000	4,386,192
Series 2014-LC17, Class D, 3.687%, 10/10/47(7)	2,675,000	2,174,609
Series 2015-CR22, Class D, 4.128%, 3/10/48(4)(7)	9,275,000	7,667,859
Series 2015-CR24, Class D, 3.463%, 8/10/55	10,000,000	7,626,725
Series 2015-CR27, Class D, 3.621%, 10/10/48(4)(7)	10,000,000	7,406,250
Series 2015-LC19, Class D, 2.867%, 2/10/48(7)	2,000,000	1,547,403
CSAIL Commercial Mortgage Trust Series 2015-C1, Class C, 4.301%, 4/15/50(4)	700,000	679,408
Extended Stay America Trust Series 2013-ESH5, Class D5, 3.391%, 12/5/31(4)(7)	4,560,000	4,561,900
Goldman Sachs Mortgage Securities Corp. II Series 2014-GC26, Class C, 4.511%, 11/10/47(4)	2,794,000	2,795,638

26	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Hilton USA Trust Series 2013-HLT, Class DFX, 4.407%, 11/5/30(7)	$7,855,000	$7,895,739
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class D, 4.676%, 4/15/47(4)(7)	2,081,000	1,831,733
Series 2014-C21, Class D, 4.661%, 8/15/47(4)(7)	1,600,000	1,374,276
Series 2014-C22, Class D, 4.561%, 9/15/47(4)(7)	4,150,000	3,625,692
Series 2014-C23, Class D, 3.96%, 9/15/47(4)(7)	7,150,000	6,016,016
Series 2014-C25, Class D, 3.949%, 11/15/47(4)(7)	11,000,000	9,184,831
Series 2015-C29, Class D, 3.702%, 5/15/48(4)	10,000,000	7,820,672
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM, 5.372%, 5/15/47	8,000,000	8,189,912
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class D, 4.414%, 8/15/46(4)(7)	5,000,000	4,705,229
Series 2014-C15, Class D, 4.897%, 4/15/47(4)(7)	2,450,000	2,279,103
Series 2014-C16, Class D, 4.758%, 6/15/47(4)(7)	4,000,000	3,596,240
Series 2015-C23, Class D, 4.136%, 7/15/50(4)(7)	5,000,000	4,189,829
Motel 6 Trust Series 2015-MTL6, Class D, 4.532%, 2/5/30(7)	6,700,000	6,672,777
UBS Commercial Mortgage Trust Series 2012-C1, Class D, 5.542%, 5/10/45(4)(7)	2,625,750	2,724,869
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class D, 4.498%, 12/10/45(4)(7)	5,000,000	4,808,601
Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class D, 3.586%, 2/15/48(7)	9,590,000	7,445,592
Series 2015-C29, Class D, 4.225%, 6/15/48(4)	7,000,000	5,696,998
Series 2015-C30, Class D, 4.496%, 9/15/58(4)(7)	3,000,000	2,528,128
Series 2015-C31, Class D, 3.852%, 11/15/48(8)	4,000,000	3,005,000
Series 2015-NXS1, Class D, 4.105%, 5/15/48(4)	5,232,000	4,358,427
WF-RBS Commercial Mortgage Trust Series 2012-C7, Class D, 4.838%, 6/15/45(4)(7)	2,598,000	2,716,453
Series 2014-C24, Class D, 3.692%, 11/15/47(7)	8,000,000	6,431,987

Total Commercial Mortgage-Backed Securities (identified cost $184,580,987)		$177,457,777

Asset-Backed Securities — 9.5%

Security	Principal Amount	Value
ALM Loan Funding, Ltd. Series 2015-16A, Class C1, 3.758%, 7/15/27(7)(9)	$7,000,000	$6,626,431
Series 2015-16A, Class D, 5.608%, 7/15/27(7)(9)	3,500,000	3,102,912
Apidos CLO Series 2012-9AR, Class ER, 6.421%, 7/15/23(7)(9)	3,400,000	3,305,120
Series 2014-19A, Class D, 4.065%, 10/17/26(7)(9)	5,000,000	4,767,593
Series 2015-21A, Class C, 3.827%, 7/18/27(7)(9)	4,000,000	3,724,315
Series 2015-21A, Class E, 6.727%, 7/18/27(7)(9)	2,000,000	1,639,940
Ares CLO, Ltd. Series 2014-32A, Class C, 4.474%, 11/15/25(7)(9)	5,000,000	4,861,681
Series 2015-2A, Class E2, 5.524%, 7/29/26(7)(9)	4,500,000	3,922,414
Series 2015-2A, Class F, 6.824%, 7/29/26(7)(9)	2,000,000	1,660,412

Security	Principal Amount	Value

Ares Enhanced Loan Investment Strategy, Ltd. Series 2013-IRAR, Class D, 5.316%, 7/23/25(7)(9)	$3,700,000	$3,224,931
Babson CLO, Ltd. Series 2014-IIA, Class D, 3.917%, 10/17/26(7)(9)	5,000,000	4,751,592
Ballyrock, Ltd. Series 2014-1A, Class C, 4.037%, 10/20/26(7)(9)	5,000,000	4,584,523
Birchwood Park CLO, Ltd. Series 2014-1A, Class D1, 3.771%, 7/15/26(7)(9)	4,000,000	3,779,271
Series 2014-1A, Class E1, 5.421%, 7/15/26(7)(9)	3,000,000	2,569,568
Carlyle Global Market Strategies Series 2014-4A, Class D, 3.921%, 10/15/26(7)(9)	5,000,000	4,729,096
Series 2015-2A, Class D, 5.623%, 4/27/27(7)(9)	3,000,000	2,627,136
Series 2015-2A, Class E, 6.523%, 4/27/27(7)(9)	1,850,000	1,544,640
Cent CLO LP Series 2014-22A, Class C, 4.061%, 11/7/26(7)(9)	5,000,000	4,755,071
Cumberland Park CLO, Ltd. Series 2015-2A, Class D, 3.672%, 7/20/26(7)(9)	5,000,000	4,626,056
Series 2015-2A, Class F, 6.822%, 7/20/26(7)(9)	2,000,000	1,649,557
Dryden XL Senior Loan Fund Series 2015-40A, Class D, 4.026%, 8/15/28(7)(9)	6,000,000	5,654,049
Series 2015-40A, Class E, 6.276%, 8/15/28(7)(9)	2,500,000	2,300,204
Galaxy CLO, Ltd. Series 2015-19A, Class C, 3.87%, 1/24/27(7)(9)	5,000,000	4,711,783
Series 2015-19A, Class D, 5.42%, 1/24/27(7)(9)	2,000,000	1,724,740
Golub Capital Partners CLO, Ltd. Series 2015-23A, Class D, 3.75%, 5/5/27(7)(9)	4,000,000	3,627,801
Invitation Homes Trust Series 2015-SFR3, Class D, 2.947%, 8/17/32(7)(9)	4,050,000	4,004,066
Madison Park Funding, Ltd. Series 2014-15A, Class C, 3.995%, 1/27/26(7)(9)	5,000,000	4,793,635
Series 2015-17A, Class D, 3.729%, 7/21/27(7)(9)	5,000,000	4,698,210
Series 2015-17A, Class E, 5.729%, 7/21/27(7)(9)	5,000,000	4,442,781
Oak Hill Credit Partners, Ltd. Series 2015-11A, Class D, 10/20/28(7)(10)	5,000,000	4,875,706
Series 2015-11A, Class E, 10/20/28(7)(10)	2,500,000	2,310,796
Octagon Investment Partners 24, Ltd. Series 2015-1A, Class D, 5.781%, 5/21/27(7)(9)	3,000,000	2,600,510
Series 2015-1A, Class E, 7.281%, 5/21/27(7)(9)	2,000,000	1,648,805
Octagon Investment Partners XXIII, Ltd. Series 2015-1A, Class D, 4.036%, 7/15/27(7)(9)	5,000,000	4,669,811
Series 2015-1A, Class E2, 6.786%, 7/15/27(7)(9)	3,000,000	2,971,279
Palmer Square CLO, Ltd. Series 2015-2A, Class C, 3.936%, 7/20/27(7)(9)	5,000,000	4,637,054
Recette CLO, LLC Series 2015-1A, Class D, 4.165%, 10/20/27(7)(9)	7,250,000	6,758,943
Series 2015-1A, Class E, 6.115%, 10/20/27(7)(9)	4,500,000	3,977,005
Series 2015-1A, Class F, 7.865%, 10/20/27(7)(9)	2,000,000	1,749,279
Voya CLO, Ltd. Series 2014-2A, Class C, 3.615%, 7/17/26(7)(9)	7,750,000	7,195,258
Series 2015-3A, Class D2, 5.771%, 10/20/27(7)(9)	7,000,000	6,147,648
Series 2015-3A, Class E, 6.821%, 10/20/27(7)(9)	3,000,000	2,526,059

27	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Wendys Funding LLC Series 2015-1A, Class A2I, 3.371%, 6/15/45(7)	$6,000,000	$6,027,421
Wind River CLO, Ltd. Series 2015-2A, Class D, 4.171%, 10/15/27(7)(9)	5,000,000	4,631,761
Ziggurat CLO, Ltd. Series 2014-1A, Class D, 4.071%, 10/17/26(7)(9)	5,000,000	4,574,407

Total Asset-Backed Securities (identified cost $180,778,016)		$175,711,270

Senior Floating-Rate Loans — 10.0%(11)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Conglomerates — 0.3%
Jarden Corporation, Term Loan, 2.94%, Maturing 7/30/22	$5,000	$5,005,000

		$5,005,000

Cosmetics / Toiletries — 0.5%
Energizer Holdings, Inc., Term Loan, 3.25%, Maturing 6/30/22	$9,975	$9,972,756

		$9,972,756

Drugs — 0.5%
Valeant Pharmaceuticals International, Inc., Term Loan, 4.00%, Maturing 4/1/22	$9,950	$9,271,271

		$9,271,271

Electronics / Electrical — 2.8%
Avago Technologies Cayman Ltd., Term Loan, 3.75%, Maturing 5/6/21	$17,213	$17,228,913
Dell International, LLC, Term Loan, 4.00%, Maturing 4/29/20	15,235	15,253,153
Sensata Technologies B.V., Term Loan, 3.00%, Maturing 10/14/21	19,801	19,825,191

		$52,307,257

Equipment Leasing — 1.0%
Delos Finance S.a.r.l., Term Loan, 3.50%, Maturing 3/6/21	$18,000	$18,020,628

		$18,020,628

Food Service — 0.2%
Aramark Services, Inc., Term Loan, 3.25%, Maturing 2/24/21	$4,790	$4,786,959

		$4,786,959

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care — 0.5%
Hill-Rom Holdings, Inc., Term Loan, 3.50%, Maturing 9/8/22	$9,750	$9,774,375

		$9,774,375

Leisure Goods / Activities/Movies — 0.7%
Activision Blizzard, Inc., Term Loan, 3.25%, Maturing 10/12/20	$13,230	$13,284,782

		$13,284,782

Lodging and Casinos — 1.0%

Hilton Worldwide Finance, LLC, Term Loan, 3.50%, Maturing 10/26/20		$5,915	$5,933,892
Las Vegas Sands, LLC, Term Loan, 3.25%, Maturing 12/19/20		12,387	12,244,339

			$18,178,231

Oil and Gas — 0.5%
MEG Energy Corp., Term Loan, 3.75%, Maturing 3/31/20		$9,833	$9,269,514

			$9,269,514

Steel — 1.0%
FMG Resources (August 2006) Pty. Ltd., Term Loan, 4.25%, Maturing 6/30/19		$22,235	$18,894,549

			$18,894,549

Telecommunications — 1.0%
Crown Castle Operating Company, Term Loan, 3.00%, Maturing 1/31/21		$17,799	$17,814,761

			$17,814,761

Total Senior Floating-Rate Loans (identified cost $190,267,892)			$186,580,083

Foreign Government Bonds — 23.5%

Security		Principal Amount (000’s omitted)	Value

Bermuda — 0.8%
Government of Bermuda, 4.854%, 2/6/24(7)	USD	14,177	$14,921,293

Total Bermuda			$14,921,293

28	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Colombia — 1.3%
Republic of Colombia, 5.00%, 6/15/45	USD	26,772	$23,894,010

Total Colombia			$23,894,010

Iceland — 3.2%
Republic of Iceland, 5.875%, 5/11/22(12)	USD	49,724	$56,913,195
Republic of Iceland, 8.00%, 6/12/25	ISK	415,000	2,791,487

Total Iceland			$59,704,682

India — 3.9%
India Government Bond, 7.16%, 5/20/23	INR	942,420	$13,970,430
India Government Bond, 8.12%, 12/10/20	INR	550,340	8,568,292
India Government Bond, 8.15%, 11/24/26	INR	1,000,000	15,726,100
India Government Bond, 8.28%, 9/21/27	INR	327,220	5,159,700
India Government Bond, 8.60%, 6/2/28	INR	733,340	11,880,658
India Government Bond, 8.83%, 11/25/23	INR	1,029,770	16,658,982

Total India			$71,964,162

Indonesia — 2.9%
Indonesia Government International Bond, 3.375%, 7/30/25(7)	EUR	28,162	$29,649,100
Indonesia Government International Bond, 4.125%, 1/15/25(7)	USD	15,000	14,682,510
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 9/10/24(7)	USD	10,000	9,763,000

Total Indonesia			$54,094,610

New Zealand — 5.1%
New Zealand Government Bond, 2.00%, 9/20/25(12)(13)	NZD	44,685	$30,337,681
New Zealand Government Bond, 3.00%, 9/20/30(12)(13)	NZD	42,796	32,067,953
New Zealand Government Bond, 3.50%, 4/14/33(12)	NZD	50,000	33,248,802

Total New Zealand			$95,654,436

Pakistan — 0.3%
Islamic Republic of Pakistan, 8.25%, 4/15/24(12)	USD	4,916	$5,276,097

Total Pakistan			$5,276,097

Romania — 2.6%
Romania Government Bond, 5.80%, 7/26/27	RON	35,930	$10,556,290
Romania Government Bond, 5.85%, 4/26/23	RON	127,320	37,336,275

Total Romania			$47,892,565

Security		Principal Amount (000’s omitted)	Value

Russia — 0.6%
Russia Government Bond, 6.40%, 5/27/20	RUB	766,187	$10,547,486

Total Russia			$10,547,486

Serbia — 0.4%
Serbia Treasury Bond, 10.00%, 4/25/16	RSD	58,680	$551,633
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	330,500	3,227,497
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	427,090	4,182,225

Total Serbia			$7,961,355

Thailand — 1.9%
Kingdom of Thailand, 1.25%, 3/12/28(12)(13)	THB	1,470,471	$35,316,793

Total Thailand			$35,316,793

Venezuela — 0.5%
Bolivarian Republic of Venezuela, 9.25%, 9/15/27(14)	USD	10,500	$4,646,250
Bolivarian Republic of Venezuela, 11.95%, 8/5/31(12)(14)	USD	10,500	4,777,500

Total Venezuela			$9,423,750

Total Foreign Government Bonds (identified cost $452,522,313)			$436,651,239

U.S. Treasury Obligations — 7.9%

Security		Principal Amount	Value
U.S. Treasury Inflation-Protected Note, 0.25%, 1/15/25(6)(15)		$152,739,165	$147,035,273

Total U.S. Treasury Obligations (identified cost $153,268,973)			$147,035,273

U.S. Government Agency Obligations — 3.6%

Security		Principal Amount	Value
Federal Farm Credit Bank:
3.41%, 3/20/35		$12,000,000	$11,984,652

			$11,984,652

Federal Home Loan Bank:
2.375%, 3/14/25		$20,745,000	$20,451,189
5.50%, 7/15/36(6)		25,055,000	33,479,543

			$53,930,732

Total U.S. Government Agency Obligations (identified cost $63,498,915)			$65,915,384

29	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Exchange-Traded Funds — 1.5%

Security	Shares	Value

iShares iBoxx $ High Yield Corporate Bond ETF	233,000	$19,937,810
SPDR Barclays High Yield Bond ETF	228,000	8,315,160

Total Exchange-Traded Funds (identified cost $29,772,568)		$28,252,970

Closed-End Funds — 6.5%

Security	Shares	Value
Advent Claymore Convertible Securities and Income Fund	205,895	$2,909,296
BlackRock Corporate High Yield Fund VI, Inc.	958,074	9,954,389
BlackRock Multi-Sector Income Trust	652,651	10,644,738
Brookfield Mortgage Opportunity Income Fund, Inc.	616,621	9,169,154
Calamos Convertible and High Income Fund	96,345	1,118,566
First Trust High Income Long/Short Fund	751,341	11,240,061
First Trust Intermediate Duration Preferred & Income Fund	404,000	8,867,800
MFS Multimarket Income Trust	1,093,200	6,493,608
Nuveen Floating Rate Income Fund	988,200	9,980,820
Nuveen Mortgage Opportunity Term Fund	317,174	7,161,789
PIMCO Corporate & Income Strategy Fund	382,300	5,260,448
PIMCO Dynamic Income Fund	202,715	5,994,283
Prudential Global Short Duration High Yield Fund, Inc.	355,900	5,178,345
Prudential Short Duration High Yield Fund, Inc.	342,000	5,112,900
Putnam Premier Income Trust	2,148,937	10,852,132
Wells Fargo Advantage Income Opportunities Fund	646,000	5,090,480
Western Asset High Income Opportunity Fund, Inc.	1,288,797	6,263,553

Total Closed-End Funds (identified cost $128,847,078)		$121,292,362

Currency Options Purchased — 0.7%

Description	Counter- party	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Call INR/Put USD	JPMorgan Chase Bank, N.A.	INR	5,102,780	INR	65.58	1/4/16	$633,685
Call INR/Put USD	Standard Chartered Bank	INR	3,661,454	INR	65.52	1/4/16	433,373
Put CNH/Call USD	Deutsche Bank AG	CNH	209,918	CNH	6.40	7/27/16	780,419
Put CNH/Call USD	Standard Chartered Bank	CNH	417,324	CNH	6.35	6/7/16	1,587,382
Put CNH/Call USD	Standard Chartered Bank	CNH	238,376	CNH	6.39	7/27/16	895,167

Description	Counter- party	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Put CNH/Call USD	Standard Chartered Bank	CNH	154,267	CNH	6.47	6/15/17	$929,538
Put CNH/Call USD	Standard Chartered Bank	CNH	165,445	CNH	6.47	6/15/17	993,745
Put EUR/Call USD	Deutsche Bank AG	EUR	22,727	USD	1.10	11/1/16	924,750
Put EUR/Call USD	Deutsche Bank AG	EUR	21,186	USD	1.18	11/1/16	1,822,400
Put EUR/Call USD	Deutsche Bank AG	EUR	19,608	USD	1.28	11/1/16	3,269,500
Put JPY/Call USD	Deutsche Bank AG	JPY	2,602,547	JPY	120.21	1/6/16	338,909
Put JPY/Call USD	Goldman Sachs International	JPY	3,050,047	JPY	120.27	1/6/16	390,417
Put JPY/Call USD	Standard Chartered Bank	JPY	3,049,540	JPY	120.25	1/6/16	392,598

Total Currency Options Purchased (identified cost $11,177,346)							$13,391,883

Short-Term Investments — 9.3%

Foreign Government Securities — 0.1%

Security		Principal Amount (000’s omitted)	Value

Iceland — 0.1%
Iceland Treasury Bill, 0.00%, 11/16/15	ISK	54,520	$306,867
Iceland Treasury Bill, 0.00%, 12/15/15	ISK	131,900	738,706
Iceland Treasury Bill, 0.00%, 4/15/16	ISK	306,980	1,706,223

Total Iceland			$2,751,796

Total Foreign Government Securities (identified cost $2,743,741)			$2,751,796

U.S. Treasury Obligations — 4.4%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 3/24/16(6)		$81,500	$81,458,353

Total U.S. Treasury Obligations (identified cost $81,474,250)			$81,458,353

30	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Other — 4.8%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(16)	$88,657	$88,656,642

Total Other (identified cost $88,656,642)		$88,656,642

Total Short-Term Investments (identified cost $172,874,633)		$172,866,791

Total Investments — 101.1% (identified cost $1,925,195,248)		$1,879,199,004

Call Options Written — (0.0)%(17)

Description	Counter- party	Number of Contracts	Strike Price	Expiration Date	Value

E-mini S&P 500 Futures 12/2015	Not Applicable	40	USD 2,020.00	11/20/15	$(131,000)
E-mini S&P 500 Futures 12/2015	Not Applicable	65	USD 2,005.00	11/20/15	(253,500)
Gold Futures 12/2015	Not Applicable	60	USD 1,185.00	11/24/15	(18,000)
Natural Gas Futures 12/2015	Not Applicable	208	USD 2.70	11/24/15	(70,720)
WTI Crude Oil Futures 12/2015	Not Applicable	120	USD 46.50	11/17/15	(198,000)

Total Call Options Written (premiums received $952,163)					$(671,220)

Put Options Written — (0.1)%

Description	Counter- party	Number of Contracts	Strike Price	Expiration Date	Value
E-mini S&P 500 Futures 12/2015	Not Applicable	40	USD 2,020.00	11/20/15	$(23,500)
E-mini S&P 500 Futures 12/2015	Not Applicable	65	USD 2,005.00	11/20/15	(30,063)
Gold Futures 12/2015	Not Applicable	60	USD 1,185.00	11/24/15	(279,000)
Natural Gas Futures 12/2015	Not Applicable	208	USD 2.70	11/24/15	(859,040)
WTI Crude Oil Futures 12/2015	Not Applicable	120	USD 46.50	11/17/15	(187,200)

Total Put Options Written (premiums received $900,635)					$(1,378,803)

Interest Rate Swaptions Written — (0.0)%(17)

Description	Counter- party	Expiration Date	Notional Amount		Value

Option to pay 3-Month USD-LIBOR-BBA Rate and receive 0.95%	Morgan Stanley & Co. International PLC	11/19/15	EUR	9,700,000	$(11,665)
Option to pay 3-Month USD-LIBOR-BBA Rate and receive 1.82%	Goldman Sachs International	11/16/15	GBP	7,100,000	(54,724)
Option to pay 3-Month USD-LIBOR-BBA Rate and receive 1.96%	Bank of America, N.A.	11/2/15	USD	6,500,000	(65,375)
Option to pay 3-Month USD-LIBOR-BBA Rate and receive 1.99%	Nomura International PLC	12/2/15	USD	5,000,000	(56,397)
Option to receive 3-month USD-LIBOR-BBA Rate and pay 0.95%	Morgan Stanley & Co. International PLC	11/19/15	EUR	9,700,000	(148,974)
Option to receive 3-month USD-LIBOR-BBA Rate and pay 1.82%	Goldman Sachs International	11/16/15	GBP	7,100,000	(67,173)
Option to receive 3-month USD-LIBOR-BBA Rate and pay 1.96%	Bank of America, N.A.	11/2/15	USD	6,500,000	(1,354)
Option to receive 3-month USD-LIBOR-BBA Rate and pay 1.99%	Nomura International PLC	12/2/15	USD	5,000,000	(26,777)

Total Interest Rate Swaptions Written (premiums received $517,471)					$(432,439)

31	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Currency Options Written — (0.5)%

Description	Counter- party	Principal Amount of Contracts (000’s omitted)		Strike Price		Expira- tion Date	Value

Call EUR/ Put USD	Goldman Sachs International	EUR	2,227	USD	1.12	11/4/15	$(907)
Call EUR/ Put USD	Goldman Sachs International	EUR	2,634	USD	1.14	11/20/15	(2,544)
Call GBP/ Put USD	Goldman Sachs International	GBP	1,296	USD	1.54	11/12/15	(9,232)
Call GBP/ Put USD	Goldman Sachs International	GBP	2,852	USD	1.54	11/25/15	(27,808)
Call GBP/ Put USD	Goldman Sachs International	GBP	1,619	USD	1.54	12/9/15	(19,563)
Call JPY/ Put EUR	Citibank, N.A.	JPY	803,698	JPY	136.22	1/13/16	(217,930)
Call JPY/ Put USD	Citibank, N.A.	JPY	300,550	JPY	120.22	11/12/15	(10,407)
Call JPY/ Put USD	Goldman Sachs International	JPY	354,750	JPY	118.25	11/30/15	(7,113)
Put CNH/ Call USD	Goldman Sachs International	CNH	209,918	CNH	6.40	7/27/16	(780,419)
Put CNH/ Call USD	Standard Chartered Bank	CNH	417,324	CNH	6.35	6/7/16	(1,587,382)
Put CNH/ Call USD	Standard Chartered Bank	CNH	238,376	CNH	6.39	7/27/16	(895,167)
Put EUR/ Call USD	Deutsche Bank AG	EUR	21,186	USD	1.18	11/1/16	(1,822,400)
Put EUR/ Call USD	Deutsche Bank AG	EUR	19,608	USD	1.28	11/1/16	(3,269,500)
Put EUR/ Call USD	Goldman Sachs International	EUR	2,227	USD	1.12	11/4/15	(51,598)
Put EUR/ Call USD	Goldman Sachs International	EUR	2,634	USD	1.14	11/20/15	(105,303)
Put GBP/ Call USD	Goldman Sachs International	GBP	1,296	USD	1.54	11/12/15	(11,072)
Put GBP/ Call USD	Goldman Sachs International	GBP	2,852	USD	1.54	11/25/15	(32,142)
Put GBP/ Call USD	Goldman Sachs International	GBP	1,619	USD	1.54	12/9/15	(23,755)

Description	Counter- party	Principal Amount of Contracts (000’s omitted)		Strike Price		Expira- tion Date	Value

Put JPY/Call EUR	Citibank, N.A.		JPY 803,698	JPY	136.22	1/13/16	$(46,830)
Put JPY/Call USD	Citibank, N.A.	JPY	300,550	JPY	120.22	11/12/15	(19,708)
Put JPY/Call USD	Goldman Sachs International	JPY	354,750	JPY	118.25	11/30/15	(66,801)

Total Currency Options Written (premiums received $11,928,563)							$(9,007,581)

Other Assets, Less Liabilities — (0.5)%							$(8,643,815)

Net Assets — 100.0%							$1,859,065,146

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2015.

(3)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2015.

(5)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2015.

(6)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $382,012,170 or 20.5% of the Portfolio’s net assets.

(8)	When-issued security.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(10)	When-issued variable rate security whose interest rate will be determined after October 31, 2015.

32	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

(11)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(12)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $197,938,021 or 10.6% of the Portfolio’s net assets.

(13)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(14)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(15)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(16)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

(17)	Amount is less than (0.05)%.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	6,445,900	HUF	1,996,392,000	JPMorgan Chase Bank, N.A.	11/3/15	$22,247	$—
EUR	3,328,508	PLN	14,256,000	BNP Paribas	11/3/15	—	(28,912)
HUF	1,996,392,000	EUR	6,440,190	JPMorgan Chase Bank, N.A.	11/3/15	—	(15,968)
PLN	14,256,000	EUR	3,425,523	JPMorgan Chase Bank, N.A.	11/3/15	—	(77,771)
AUD	45,901,000	USD	33,025,770	Australia and New Zealand Banking Group Limited	11/5/15	—	(297,180)
AUD	36,617,000	USD	25,867,897	Morgan Stanley & Co. International PLC	11/5/15	240,963	—
USD	46,103,454	AUD	63,609,835	Australia and New Zealand Banking Group Limited	11/5/15	748,012	—
USD	23,337,082	AUD	32,234,206	Morgan Stanley & Co. International PLC	11/5/15	353,267	—
EUR	933,000	USD	1,061,887	HSBC Bank USA, N.A.	11/6/15	—	(35,878)
TRY	24,787,000	USD	8,500,081	Bank of America, N.A.	11/6/15	—	(8,158)
TRY	74,913,000	USD	25,651,887	Nomura International PLC	11/6/15	12,994	—
USD	3,653,927	EUR	3,280,000	HSBC Bank USA, N.A.	11/6/15	46,947	—
USD	1,635,600	EUR	1,482,000	HSBC Bank USA, N.A.	11/6/15	5,861	—
TRY	50,000,000	USD	17,327,455	Credit Suisse International	11/9/15	—	(213,018)
USD	5,852,521	THB	211,276,000	Standard Chartered Bank	11/9/15	—	(86,305)
EUR	3,914,325	USD	4,272,447	Standard Chartered Bank	11/10/15	32,294	—
EUR	4,675,701	USD	5,275,500	Standard Chartered Bank	11/10/15	—	(133,443)
NZD	543,707	USD	347,225	Goldman Sachs International	11/10/15	20,761	—
USD	6,393,444	NZD	9,843,867	Goldman Sachs International	11/10/15	—	(268,982)
USD	5,727,054	NZD	8,876,401	Standard Chartered Bank	11/10/15	—	(280,582)
USD	10,042,233	THB	356,675,000	Deutsche Bank AG	11/10/15	16,710	—
GBP	680,200	USD	1,050,307	Goldman Sachs International	11/16/15	—	(1,796)
GBP	2,570,000	USD	3,971,106	JPMorgan Chase Bank, N.A.	11/16/15	—	(9,516)
JPY	82,171,272	USD	690,000	Citibank, N.A.	11/16/15	—	(8,976)
USD	2,508,759	GBP	1,640,000	HSBC Bank USA, N.A.	11/16/15	—	(19,260)
USD	2,107,467	GBP	1,370,000	Morgan Stanley & Co. International PLC	11/16/15	—	(4,353)
USD	1,410,000	JPY	169,113,581	Goldman Sachs International	11/16/15	8,410	—
USD	1,690,000	JPY	205,161,386	HSBC Bank USA, N.A.	11/16/15	—	(10,349)

33	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	7,848,922	THB	285,740,000	Deutsche Bank AG	11/16/15	$—	$(180,955)
USD	1,481,404	THB	53,972,000	JPMorgan Chase Bank, N.A.	11/16/15	—	(35,319)
USD	33,460,414	NZD	49,138,565	Barclays Bank PLC	11/19/15	225,663	—
USD	14,238,733	NZD	21,823,652	Standard Chartered Bank	11/19/15	—	(521,642)
CNH	89,930,000	USD	13,839,643	Bank of America, N.A.	11/20/15	357,201	—
CNH	88,790,000	USD	13,669,463	Deutsche Bank AG	11/20/15	347,414	—
CNH	113,367,000	USD	17,439,735	Goldman Sachs International	11/20/15	457,002	—
CAD	23,557,000	USD	18,146,873	State Street Bank and Trust Company	11/23/15	—	(133,898)
CAD	39,813,000	USD	30,862,671	State Street Bank and Trust Company	11/23/15	—	(419,467)
USD	47,739,943	CAD	63,370,000	State Street Bank and Trust Company	11/23/15	—	(716,236)
USD	4,571,527	RON	17,593,063	BNP Paribas	11/25/15	210,284	—
USD	8,815,881	RON	34,765,426	BNP Paribas	11/25/15	197,685	—
USD	4,556,887	RON	17,667,049	BNP Paribas	11/25/15	177,303	—
USD	1,733,654	RON	6,748,050	BNP Paribas	11/25/15	60,842	—
USD	11,007,157	TWD	361,420,000	Australia and New Zealand Banking Group Limited	11/25/15	—	(121,814)
USD	6,711,904	TWD	221,023,000	BNP Paribas	11/25/15	—	(93,913)
USD	9,482,034	TWD	311,390,000	JPMorgan Chase Bank, N.A.	11/25/15	—	(106,395)
USD	10,679,152	RUB	692,370,000	BNP Paribas	11/27/15	—	(86,341)
USD	7,892,975	EUR	6,853,474	Bank of America, N.A.	12/2/15	353,835	—
GBP	29,625,073	EUR	40,092,395	BNP Paribas	12/3/15	1,557,643	—
EUR	38,313,374	USD	43,171,893	Goldman Sachs International	12/9/15	—	(1,018,840)
USD	44,021,108	EUR	39,067,019	Goldman Sachs International	12/9/15	1,038,881	—
USD	14,133,723	INR	931,230,000	Bank of America, N.A.	12/9/15	—	(24,963)
USD	11,991,893	INR	790,231,000	Deutsche Bank AG	12/9/15	—	(23,003)
USD	13,469,626	INR	879,048,000	Standard Chartered Bank	12/9/15	104,331	—
TRY	1,696,000	USD	542,642	Standard Chartered Bank	12/11/15	32,512	—
USD	4,599,978	TRY	14,377,000	Standard Chartered Bank	12/11/15	—	(275,601)
USD	40,925,418	NZD	65,376,067	Deutsche Bank AG	12/15/15	—	(3,207,225)
USD	3,814,099	EUR	3,415,203	Goldman Sachs International	12/16/15	56,005	—
USD	1,050,077	EUR	940,255	Standard Chartered Bank	12/16/15	15,419	—
ZMW	16,130,600	USD	2,039,138	Standard Chartered Bank	12/16/15	—	(781,640)
EUR	15,167,105	HUF	4,744,877,000	Deutsche Bank AG	12/17/15	—	(89,959)
HUF	4,744,877,000	EUR	15,221,062	Deutsche Bank AG	12/17/15	30,582	—
PLN	85,204,000	EUR	20,205,359	Deutsche Bank AG	12/17/15	—	(213,941)
CNH	177,160,000	USD	27,736,289	Standard Chartered Bank	12/21/15	139,506	—
CAD	31,639,000	USD	24,518,564	Standard Chartered Bank	12/23/15	—	(329,188)
USD	23,826,432	CAD	31,639,000	Standard Chartered Bank	12/23/15	—	(362,944)
USD	45,560,715	TWD	1,477,534,000	Bank of America, N.A.	12/24/15	65,540	—
TRY	23,601,000	USD	9,621,398	Bank of America, N.A.	1/13/16	—	(1,691,804)
TRY	6,973,870	USD	2,856,387	Deutsche Bank AG	1/13/16	—	(513,268)
USD	19,126,861	AUD	26,403,000	Goldman Sachs International	1/13/16	365,058	—
USD	3,740,920	AUD	5,132,000	Goldman Sachs International	1/13/16	94,154	—
USD	4,860,902	TRY	13,685,870	BNP Paribas	1/13/16	262,648	—
USD	3,251,148	TRY	8,960,000	BNP Paribas	1/13/16	240,718	—
USD	959,885	TRY	2,613,000	BNP Paribas	1/13/16	81,955	—

34	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	1,951,528	TRY	5,316,000	Standard Chartered Bank	1/13/16	$165,429	$—
EUR	930,000	JPY	125,837,239	Deutsche Bank AG	1/15/16	—	(20,259)
JPY	201,611,700	EUR	1,500,000	Australia and New Zealand Banking Group Limited	1/15/16	21,459	—
JPY	125,593,840	EUR	930,000	Deutsche Bank AG	1/15/16	18,239	—
JPY	142,099,884	EUR	1,070,000	Goldman Sachs International	1/15/16	1,062	—
CNH	88,200,000	USD	13,785,558	Goldman Sachs International	1/19/16	57,825	—
USD	29,009,842	RON	113,309,541	Citibank, N.A.	1/25/16	922,073	—
USD	4,641,945	THB	165,114,000	Standard Chartered Bank	1/25/16	13,007	—
USD	7,809,139	THB	277,693,000	Deutsche Bank AG	1/26/16	24,315	—
USD	31,535,023	EUR	27,724,438	Standard Chartered Bank	1/27/16	998,092	—
USD	852,592	PEN	2,837,000	BNP Paribas	1/28/16	640	—
USD	852,592	PEN	2,837,000	Standard Chartered Bank	1/28/16	640	—
RSD	778,243,240	EUR	6,077,651	Citibank, N.A.	1/29/16	342,885	—
RSD	28,145,645	EUR	222,004	Citibank, N.A.	1/29/16	9,975	—
RSD	14,532,000	EUR	114,696	Deutsche Bank AG	1/29/16	5,071	—
PLN	14,256,000	EUR	3,314,809	BNP Paribas	2/3/16	28,470	—
ZMW	16,511,900	USD	2,057,558	Citibank, N.A.	2/10/16	—	(810,090)
USD	852,555	PEN	2,920,000	Standard Chartered Bank	2/24/16	—	(19,334)
USD	1,278,898	PEN	4,409,000	BNP Paribas	2/26/16	—	(37,032)
CNH	28,650,000	USD	4,416,525	Deutsche Bank AG	3/2/16	66,753	—
CNH	57,280,000	USD	8,829,627	Goldman Sachs International	3/2/16	133,799	—
USD	4,535,381	CNH	28,650,000	Deutsche Bank AG	3/2/16	52,103	—
USD	9,068,313	CNH	57,280,000	Goldman Sachs International	3/2/16	104,887	—
CNH	28,640,000	USD	4,415,596	Bank of America, N.A.	3/7/16	64,569	—
CNH	28,640,000	USD	4,415,324	Citibank, N.A.	3/7/16	64,841	—
CNH	28,030,000	USD	4,321,949	Goldman Sachs International	3/7/16	62,794	—
USD	4,533,798	CNH	28,640,000	Bank of America, N.A.	3/7/16	53,632	—
USD	4,533,798	CNH	28,640,000	Citibank, N.A.	3/7/16	53,632	—
USD	4,436,882	CNH	28,030,000	Goldman Sachs International	3/7/16	52,139	—
ZMW	8,483,000	USD	1,039,829	Standard Chartered Bank	3/10/16	—	(408,959)
ZMW	8,207,000	USD	1,001,464	ICBC Standard Bank plc	3/14/16	—	(392,433)
ZMW	8,310,000	USD	1,003,623	Standard Chartered Bank	3/14/16	—	(386,948)
ZMW	15,612,500	USD	1,854,216	Barclays Bank PLC	3/24/16	—	(701,829)
CNH	118,798,000	USD	18,131,563	Standard Chartered Bank	6/13/16	341,150	—
USD	54,000,000	CNH	359,532,000	Standard Chartered Bank	6/13/16	—	(1,906,087)
USD	27,729,500	CNH	185,371,708	Goldman Sachs International	7/29/16	—	(1,028,941)
USD	25,651,267	CNH	172,120,000	Goldman Sachs International	7/29/16	—	(1,051,313)
USD	29,525,760	CNH	199,059,721	Standard Chartered Bank	7/29/16	—	(1,356,230)
USD	1,279,090	PEN	4,496,000	Standard Chartered Bank	8/29/16	—	(20,787)
USD	852,803	PEN	3,004,000	BNP Paribas	11/2/16	—	(2,254)
USD	1,065,720	PEN	3,754,000	Standard Chartered Bank	11/2/16	—	(2,817)

						$11,640,128	$(20,594,116)

35	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Non-deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Net Unrealized (Depreciation)

11/5/15	COP	54,548,700	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	$18,275,038	$(166,980)
11/5/15	COP	52,248,400	Republic of Colombia, 7.00%, 9/11/19	Deutsche Bank AG	18,350,605	(232,219)
11/5/15	COP	(54,548,700)	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	(18,062,767)	(45,291)
11/5/15	COP	(52,248,400)	Republic of Colombia, 7.00%, 9/11/19	Deutsche Bank AG	(18,077,592)	(40,794)

						$(485,284)

*	Represents a short term forward contract to purchase or (sell) the referenced entity denominated in a non-deliverable foreign currency.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Commodity Futures
Gold	42	Short	Dec-15	$(4,816,490)	$(4,793,880)	$22,610
Natural Gas	143	Short	Dec-15	(3,487,500)	(3,319,030)	168,470
WTI Crude Oil	12	Short	Dec-15	(514,560)	(559,080)	(44,520)

Equity Futures
E-mini S&P 500 Index	54	Long	Dec-15	5,558,100	5,598,990	40,890

Interest Rate Futures
CME 90-Day Eurodollar	3,143	Short	Mar-17	(773,180,698)	(776,713,875)	(3,533,177)
CME 90-Day Eurodollar	757	Short	Sep-17	(185,919,200)	(186,562,650)	(643,450)
CME 90-Day Eurodollar	2,792	Short	Mar-18	(685,721,189)	(686,413,200)	(692,011)
Euro-Bobl	758	Short	Dec-15	(106,859,178)	(107,876,091)	(1,016,913)
Euro-Bund	291	Short	Dec-15	(48,969,330)	(50,306,923)	(1,337,593)
U.S. 5-Year Deliverable Interest Rate Swap	6,609	Short	Dec-15	(669,338,738)	(674,737,593)	(5,398,855)
U.S. 5-Year Treasury Note	1,076	Short	Dec-15	(128,866,378)	(128,876,219)	(9,841)
U.S. 10-Year Deliverable Interest Rate Swap	1,426	Short	Dec-15	(145,217,848)	(147,635,562)	(2,417,714)
U.S. 10-Year Treasury Note	205	Short	Dec-15	(26,099,062)	(26,175,937)	(76,875)
U.S. Long Treasury Bond	290	Short	Dec-15	(44,741,562)	(45,366,875)	(625,313)

						$(15,564,292)

CME:  Chicago Mercantile Exchange.

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

WTI:  West Texas Intermediate.

36	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	$40,000	Pays	Return on CPI-U (NSA)	Receives	1.37%	9/24/20	$(223,436)
LCH.Clearnet	40,000	Receives	Return on CPI-U (NSA)	Pays	1.73	9/24/25	259,906

							$36,470

CPI – U (NSA) – Consumer Price Index All Urban Non-Seasonally Adjusted

Inflation Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Credit Suisse International	$50,000	Pays	Return on CPI-U (NSA)	Receives	1.60%	2/3/20	$682,741
Credit Suisse International	50,000	Receives	Return on CPI-U (NSA)	Pays	1.88	2/3/25	(895,755)
Goldman Sachs International	37,300	Pays	Return on CPI-U (NSA)	Receives	1.43	9/25/20	(149,306)
Goldman Sachs International	18,000	Receives	Return on CPI-U (NSA)	Pays	1.80	9/25/25	28,183

							$(334,137)

CPI – U (NSA) – Consumer Price Index All Urban Non-Seasonally Adjusted

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
CME Group, Inc.	MXN	215,637	Pays	Mexico Interbank TIIE 28 Day	6.26%		9/29/25	$(2,698)
CME Group, Inc.	MXN	215,637	Pays	Mexico Interbank TIIE 28 Day	6.29		10/1/25	31,533
CME Group, Inc.	MXN	357,439	Pays	Mexico Interbank TIIE 28 Day	6.24		10/2/25	(46,053)
CME Group, Inc.	USD	5,000	Pays	3-month USD-LIBOR-BBA	0.90		5/11/17	32,055
CME Group, Inc.	USD	4,000	Receives	3-month USD-LIBOR-BBA	1.66		2/24/19	(71,888)
CME Group, Inc.	USD	1,000	Receives	3-month USD-LIBOR-BBA	1.77		3/28/19	(20,269)
CME Group, Inc.	USD	6,500	Receives	3-month USD-LIBOR-BBA	2.25		10/5/25	(110,175)
CME Group, Inc.	USD	100,000	Pays	3-month USD-LIBOR-BBA	2.79		9/21/45	5,224,264
CME Group, Inc.	USD	45,000	Pays	3-month USD-LIBOR-BBA	2.52		10/28/45	(462,349)
CME Group, Inc.	USD	55,000	Pays	3-month USD-LIBOR-BBA	2.52		10/28/45	(565,093)
LCH.Clearnet	EUR	5,800	Receives	6-month Euro Interbank Offered Rate	1.04		10/21/25	(85,469)
LCH.Clearnet(1)	EUR	11,850	Pays	6-month Euro Interbank Offered Rate	0.75	(2)	12/16/25	6,980
LCH.Clearnet(1)	EUR	18,756	Receives	6-month Euro Interbank Offered Rate	0.75	(2)	12/16/25	(168,153)
LCH.Clearnet	GBP	1,100	Receives	6-month GBP-LIBOR-BBA	2.02		9/17/25	(18,708)
LCH.Clearnet	GBP	1,700	Pays	6-month GBP-LIBOR-BBA	1.92		9/18/25	3,747
LCH.Clearnet	GBP	1,720	Pays	6-month GBP-LIBOR-BBA	1.81		9/24/25	(23,696)

37	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	GBP	1,350	Receives	6-month GBP-LIBOR-BBA	1.91%		9/25/25	$927
LCH.Clearnet	GBP	1,230	Pays	6-month GBP-LIBOR-BBA	1.82		9/29/25	(15,897)
LCH.Clearnet	GBP	1,250	Pays	6-month GBP-LIBOR-BBA	1.74		10/2/25	(31,912)
LCH.Clearnet	GBP	1,700	Receives	6-month GBP-LIBOR-BBA	1.89		10/7/25	5,888
LCH.Clearnet	GBP	4,300	Receives	6-month GBP-LIBOR-BBA	1.98		10/15/25	(37,213)
LCH.Clearnet(1)	GBP	1,300	Pays	6-month GBP-LIBOR-BBA	2.00	(2)	12/16/25	(9,450)
LCH.Clearnet(1)	GBP	2,600	Receives	6-month GBP-LIBOR-BBA	2.00	(2)	12/16/25	(2,037)
LCH.Clearnet	NZD	97,141	Pays	3-month NZD Bank Bill	4.03		11/26/17	2,462,161
LCH.Clearnet	NZD	36,430	Pays	3-month NZD Bank Bill	4.02		11/27/17	915,648
LCH.Clearnet	NZD	68,069	Pays	3-month NZD Bank Bill	3.96		11/28/17	1,649,568
LCH.Clearnet	NZD	99,166	Pays	3-month NZD Bank Bill	3.90		5/16/23	3,334,504
LCH.Clearnet	NZD	10,700	Pays	3-month NZD Bank Bill	4.05		6/16/25	416,317
LCH.Clearnet	NZD	17,611	Pays	3-month NZD Bank Bill	4.05		6/16/25	684,597
LCH.Clearnet	PLN	61,105	Pays	6-month PLN WIBOR	1.78		2/27/20	181,503
LCH.Clearnet	PLN	95,636	Pays	6-month PLN WIBOR	1.72		2/27/20	220,608
LCH.Clearnet	PLN	285,589	Pays	6-month PLN WIBOR	1.78		2/27/20	858,313
LCH.Clearnet	USD	5,000	Receives	3-month USD-LIBOR-BBA	0.90		5/11/17	(31,538)
LCH.Clearnet	USD	100,000	Receives	3-month USD-LIBOR-BBA	2.78		9/21/45	(5,600,902)
LCH.Clearnet	USD	45,000	Receives	3-month USD-LIBOR-BBA	2.50		10/28/45	376,082
LCH.Clearnet	USD	55,000	Receives	3-month USD-LIBOR-BBA	2.50		10/28/45	459,656

								$9,560,851

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2015.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America, N.A.	BRL	311,056	Pays	Brazil CETIP Interbank Deposit Rate	13.41%	1/2/18	$(4,064,344)
BNP Paribas	CNY	96,700	Pays	7-day China Fixing Repo Rates	2.45	6/24/17	31,814
Citibank, N.A.	BRL	112,132	Pays	Brazil CETIP Interbank Deposit Rate	12.98	1/2/18	(1,727,691)
Credit Suisse International	RUB	1,885,404	Pays	3-month Moscow Prime Offered Rate	11.56	10/16/18	437,503
Credit Suisse International	RUB	628,468	Pays	3-month Moscow Prime Offered Rate	11.40	10/19/18	108,491
Credit Suisse International	RUB	942,702	Pays	3-month Moscow Prime Offered Rate	11.30	10/20/18	127,306
Credit Suisse International	RUB	616,145	Pays	3-month Moscow Prime Offered Rate	11.25	10/21/18	71,468
Deutsche Bank AG	BRL	73,629	Pays	Brazil CETIP Interbank Deposit Rate	12.96	1/2/18	(1,141,979)
Deutsche Bank AG	BRL	220,809	Pays	Brazil CETIP Interbank Deposit Rate	13.00	1/2/18	(3,369,730)
Deutsche Bank AG	CNY	196,292	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	64,368
Deutsche Bank AG	CNY	103,312	Pays	7-day China Fixing Repo Rates	2.46	6/24/17	36,770

38	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Deutsche Bank AG	CNY	240,328	Pays	7-day China Fixing Repo Rates	2.45%	6/25/17	$79,792
Deutsche Bank AG	CNY	149,148	Pays	7-day China Fixing Repo Rates	2.46	7/16/17	51,833
Deutsche Bank AG	CNY	38,691	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	13,929
Deutsche Bank AG	CNY	74,067	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	27,236
Deutsche Bank AG	CNY	97,355	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	36,141
Goldman Sachs International	BRL	123,469	Pays	Brazil CETIP Interbank Deposit Rate	12.02	1/2/17	(1,525,842)
Goldman Sachs International	BRL	142,486	Pays	Brazil CETIP Interbank Deposit Rate	12.08	1/2/17	(1,714,448)
Goldman Sachs International	BRL	85,060	Pays	Brazil CETIP Interbank Deposit Rate	13.19	1/2/18	(1,208,478)
Goldman Sachs International	BRL	298,279	Pays	Brazil CETIP Interbank Deposit Rate	13.18	1/2/18	(4,250,037)
Goldman Sachs International	BRL	29,121	Receives	Brazil CETIP Interbank Deposit Rate	11.64	1/2/23	2,185,110
Goldman Sachs International	BRL	33,685	Receives	Brazil CETIP Interbank Deposit Rate	11.51	1/2/23	2,606,584
Goldman Sachs International	CNY	196,293	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	64,368
Goldman Sachs International	CNY	209,345	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	90,351
Goldman Sachs International	CNY	194,494	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	64,185
Goldman Sachs International	CNY	55,274	Pays	7-day China Fixing Repo Rates	2.45	8/20/17	19,460
Goldman Sachs International	RUB	390,500	Pays	3-month Moscow Prime Offered Rate	11.08	10/27/18	21,536
Goldman Sachs International	RUB	1,171,609	Pays	3-month Moscow Prime Offered Rate	11.05	10/28/18	52,139
Goldman Sachs International	RUB	390,536	Pays	3-month Moscow Prime Offered Rate	10.92	10/29/18	(1,685)
JPMorgan Chase Bank, N.A.	CNY	209,345	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	90,351
Standard Chartered Bank	CNY	206,623	Pays	7-day China Fixing Repo Rates	2.46	6/24/17	74,929
Standard Chartered Bank	CNY	251,214	Pays	7-day China Fixing Repo Rates	2.50	6/25/17	115,858
Standard Chartered Bank	CNY	187,466	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	59,347
Standard Chartered Bank	CNY	35,375	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	12,044

							$(12,461,321)

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation
Markit CDX North America High Yield Index	ICE Clear Credit	$20,370	5.00%(1)	12/20/19	3.05%	$1,606,777	$(963,102)	$643,675
Markit CDX North America High Yield Index	ICE Clear Credit	32,800	5.00(1)	6/20/20	3.58	2,080,945	(1,244,244)	836,701

Total		$53,170				$3,687,722	$(2,207,346)	$1,480,376

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2015, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $53,170,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) on the notional amount of the credit default swap contract.

39	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Rate	Termination Date	Net Unrealized Appreciation

Goldman Sachs International	$48,046	Receives	Market IOS Index Series FN-3513, 3.50%, 30-year	Pays	1-month USD- LIBOR-BBA	1/12/43	$117,782

							$117,782

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/Termination Date(1)	Net Unrealized Appreciation (Depreciation)

Deutsche Bank AG	3-month ZAR JIBAR + 61 bp on ZAR 152,290,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	3/5/20/ 3/5/25	$(10,951)
Deutsche Bank AG	3-month ZAR JIBAR + 62 bp on ZAR 148,835,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	3/3/20/ 3/3/25	(7,956)
Deutsche Bank AG	3-month ZAR JIBAR + 62 bp on ZAR 148,835,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	3/5/20/ 3/5/25	(7,883)
Deutsche Bank AG	3-month ZAR JIBAR + 62 bp on ZAR 152,300,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	4/1/20/ 4/1/25	(8,878)
Deutsche Bank AG	3-month ZAR JIBAR + 62 bp on ZAR 162,700,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	5/22/20/ 5/22/25	(9,877)
Deutsche Bank AG	3-month ZAR JIBAR + 67 bp on ZAR 120,918,846 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	2/24/20/ 2/24/25	4,430

40	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps (continued)
Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/Termination Date(1)	Net Unrealized Appreciation (Depreciation)
Deutsche Bank AG	3-month ZAR JIBAR + 67 bp on ZAR 162,680,000 (Notional Amount) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date plus Notional Amount	5/18/20/ 5/18/25	$2,957
JPMorgan Chase Bank, N.A.	10.76% on TRY 12,681,000 plus USD 5,953,521	3-month USD-LIBOR-BBA on USD 5,953,521 plus TRY 12,681,000	4/8/14/ 4/8/16	(1,342,149)

				$(1,380,307)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

Abbreviations:

WTI	–	West Texas Intermediate

Currency Abbreviations:

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
EUR	–	Euro
GBP	–	British Pound Sterling
HUF	–	Hungarian Forint
INR	–	Indian Rupee
ISK	–	Iceland Krona
JPY	–	Japanese Yen
MXN	–	Mexican Peso

NZD	–	New Zealand Dollar
PEN	–	Peruvian New Sol
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
THB	–	Thai Baht
TRY	–	New Turkish Lira
TWD	–	New Taiwan Dollar
USD	–	United States Dollar
ZAR	–	South African Rand
ZMW	–	Zambian Kwacha

41	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $1,836,538,606)	$1,790,542,362
Affiliated investment, at value (identified cost, $88,656,642)	88,656,642
Cash	5,402,604
Restricted cash*	17,847,192
Foreign currency, at value (identified cost, $11,028,536)	11,135,889
Interest and dividends receivable	14,571,273
Interest receivable from affiliated investment	21,962
Receivable for investments sold	316,235
Receivable for variation margin on open futures contracts	125,312
Receivable for open forward foreign currency exchange contracts	11,640,128
Receivable for open swap contracts	7,379,006
Receivable for closed swap contracts	16,526
Total assets	$1,947,655,131

Liabilities
Cash collateral due to brokers	$370,248
Payable for reverse repurchase agreements	1,406,612
Written options and swaptions outstanding, at value (premiums received, $14,298,832)	11,490,043
Payable for investments purchased	20,181,968
Payable for when-issued securities	10,191,207
Payable for variation margin on open centrally cleared swap contracts	860,968
Payable for open forward foreign currency exchange contracts	20,594,116
Payable for open swap contracts	21,436,989
Payable for closed swap contracts	65,761
Payable for open non-deliverable bond forward contracts	485,284
Payable to affiliates:
Investment adviser fee	918,003
Trustees’ fees	5,667
Accrued foreign capital gains taxes	335,200
Accrued expenses	247,919
Total liabilities	$88,589,985
Net Assets applicable to investors’ interest in Portfolio	$1,859,065,146

Sources of Net Assets
Investors’ capital	$1,930,540,004
Net unrealized depreciation	(71,474,858)
Total	$1,859,065,146

*	Represents restricted cash on deposit at the custodian and the brokers for open derivative contracts.

42	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest (net of foreign taxes, $337,260)	$54,687,740
Dividends	7,583,623
Interest allocated from affiliated investment	285,667
Expenses allocated from affiliated investment	(20,585)
Total investment income	$62,536,445

Expenses
Investment adviser fee	$8,636,735
Trustees’ fees and expenses	62,572
Custodian fee	631,781
Legal and accounting services	154,480
Miscellaneous	181,690
Total expenses	$9,667,258
Deduct —
Reduction of custodian fee	$526
Total expense reductions	$526

Net expenses	$9,666,732

Net investment income	$52,869,713

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $423,683)	$(1,779,279)
Investment transactions allocated from affiliated investment	125
Written options and swaptions	4,620,121
Futures contracts	(47,503,106)
Swap contracts	(3,894,950)
Foreign currency and forward foreign currency exchange contract transactions	45,577,197
Non-deliverable bond forward contracts	(3,450,498)
Capital gain distributions received	75,417
Net realized loss	$(6,354,973)
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $315,564)	$(50,042,006)
Written options and swaptions	4,299,391
Futures contracts	(11,851,936)
Swap contracts	(1,246,558)
Foreign currency and forward foreign currency exchange contracts	(16,260,749)
Non-deliverable bond forward contracts	(485,284)
Net change in unrealized appreciation (depreciation)	$(75,587,142)

Net realized and unrealized loss	$(81,942,115)

Net decrease in net assets from operations	$(29,072,402)

43	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$52,869,713	$28,106,656
Net realized loss from investment transactions, written options and swaptions, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions, non-deliverable bond forward contracts and capital gain distributions received	(6,354,973)	(3,433,870)
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(75,587,142)	13,169,239
Net increase (decrease) in net assets from operations	$(29,072,402)	$37,842,025
Capital transactions —
Contributions	$1,027,022,158	$658,863,716
Withdrawals	(160,472,773)	(201,216,709)
Net increase in net assets from capital transactions	$866,549,385	$457,647,007

Net increase in net assets	$837,476,983	$495,489,032

Net Assets
At beginning of year	$1,021,588,163	$526,099,131
At end of year	$1,859,065,146	$1,021,588,163

44	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.66%	0.72%	0.72%	0.75%	0.73%
Net investment income	3.63%	5.32%	3.86%	1.92%	2.35%
Portfolio Turnover	32%	58%	123%	17%	10%

Total Return	(0.41)%	7.75%	(6.15)%	5.00%	6.69%

Net assets, end of year (000’s omitted)	$1,859,065	$1,021,588	$526,099	$518,829	$522,015

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

45	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2015

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 90.2% and 9.8%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2015 were $2,786,780 or 0.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected

46

Global Opportunities Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

47

Global Opportunities Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the

48

Global Opportunities Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

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Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

S  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

T  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

U  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $8,636,735 or 0.592% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their

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annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,046,593,172	$274,911,626
U.S. Government and Agency Securities	449,072,567	128,812,225

	$1,495,665,739	$403,723,851

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,946,996,219

Gross unrealized appreciation	$26,706,051
Gross unrealized depreciation	(93,215,719)

Net unrealized depreciation	$(66,509,668)

The net unrealized appreciation (depreciation) on foreign currency transactions, derivative contracts and accrued foreign capital gains taxes at October 31, 2015 on a federal income tax basis was $(4,085,393).

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Consolidated Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Written options and swaptions activity for the year ended October 31, 2015 was as follows:

	Number of contracts	Principal Amount of Contracts (000’s omitted)

Currency		AUD	CNH	EUR	GBP	JPY
Outstanding, at beginning of year	495	—	—	69,130	—	3,708,810
Options written	1,394	126,068	1,094,377	179,473	16,050	5,663,464
Options terminated in closing purchase transactions	—	—	(228,759)	(39,190)	—	(803,698)
Options excersied	(171)	(126,068)	—	(156,675)	(2,258)	(5,348,330)
Options expired	(732)	—	—	(2,222)	(2,258)	(302,250)

Outstanding, at end of year	986	—	865,618	50,516	11,534	2,917,996

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	Notional Amount — Swaptions (000’s omitted)			Premiums Received

Currency	EUR	GBP	USD	USD
Outstanding, at beginning of year	—	—	52,500	8,534,754
Options written	31,000	22,800	36,000	33,171,438
Options terminated in closing purchase transactions	—	—	(52,500)	(9,495,668)
Options excersied	(5,800)	(4,300)	(6,500)	(15,714,644)
Options expired	(5,800)	(4,300)	(6,500)	(2,197,048)

Outstanding, at end of year	19,400	14,200	23,000	14,298,832

AUD	–	Australian Dollar
CNH	–	Yuan Renminbi Offshore
EUR	–	Euro

GBP	–	British Pound Sterling
JPY	–	Japanese Yen
USD	–	United States Dollar

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity risk:  The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and options thereon, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures contracts and options thereon to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps, inflation swaps, total return swaps, cross-currency swaps and swaptions to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $51,956,409. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $20,970,913 at October 31, 2015.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options and swaptions as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

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The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$—	$13,391,883	$—	$13,391,883
Net unrealized depreciation*	191,080	1,480,376	40,890	—	17,124,257	18,836,603
Receivable for open forward foreign currency exchange contracts	—	—	—	11,640,128	—	11,640,128
Receivable for open swap contracts	—	—	—	—	7,379,006	7,379,006

Total Asset Derivatives	$191,080	$1,480,376	$40,890	$25,032,011	$24,503,263	$51,247,620

Derivatives not subject to master netting or similar agreements	$191,080	$1,480,376	$40,890	$—	$17,124,257	$18,836,603

Total Asset Derivatives subject to master netting or similar agreements	$—	$—	$—	$25,032,011	$7,379,006	$32,411,017

	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Written options and swaptions outstanding, at value	$(1,611,960)	$—	$(438,063)	$(9,007,581)	$(432,439)	$(11,490,043)
Net unrealized depreciation*	(44,520)	—	—	—	(23,278,678)	(23,323,198)
Payable for open forward foreign currency exchange contracts	—	—	—	(20,594,116)	—	(20,594,116)
Payable for open swap contracts	—	—	—	—	(21,436,989)	(21,436,989)
Payable for open non-deliverable bond forward contracts	—	—	—	—	(485,284)	(485,284)

Total Liability Derivatives	$(1,656,480)	$—	$(438,063)	$(29,601,697)	$(45,633,390)	$(77,329,630)

Derivatives not subject to master netting or similar agreements	$(1,656,480)	$—	$(438,063)	$—	$(23,278,678)	$(25,373,221)

Total Liability Derivatives subject to master netting or similar agreements	$—	$—	$—	$(29,601,697)	$(22,354,712)	$(51,956,409)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

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The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for assets and pledged by the Portfolio (and Subsidiary) for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Australia and New Zealand Banking Group Limited	$769,471	$(418,994)	$—	$(350,477)	$—
Bank of America, N.A.	894,777	(894,777)	—	—	—
Barclays Bank PLC	225,663	(225,663)	—	—	—
BNP Paribas	2,850,002	(248,452)	(2,601,550)	—	—
Citibank, N.A.	1,393,406	(1,393,406)	—	—	—
Credit Suisse International	1,427,509	(1,108,773)	—	—	318,736
Deutsche Bank AG	8,014,621	(8,014,621)	—	—	—
Goldman Sachs International	8,092,892	(8,092,892)	—	—	—
HSBC Bank USA, N.A.	52,808	(52,808)	—	—	—
JPMorgan Chase Bank, N.A.	746,282	(746,282)	—	—	—
Morgan Stanley & Co. International PLC	594,230	(164,992)	(417,698)	—	11,540
Nomura International PLC	12,994	(12,994)	—	—	—
Standard Chartered Bank	7,336,362	(7,336,362)	—	—	—

	$32,411,017	$(28,711,016)	$(3,019,248)	$(350,477)	$330,276

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(418,994)	$418,994	$—	$—	$—
Bank of America, N.A.	(5,855,998)	894,777	4,961,221	—	—
Barclays Bank PLC	(701,829)	225,663	279,857	—	(196,309)
BNP Paribas	(248,452)	248,452	—	—	—
Citibank, N.A.	(2,841,632)	1,393,406	1,448,226	—	—
Credit Suisse International	(1,108,773)	1,108,773	—	—	—
Deutsche Bank AG	(14,383,048)	8,014,621	6,368,427	—	—
Goldman Sachs International	(13,479,822)	8,092,892	4,402,430	—	(984,500)
HSBC Bank USA, N.A.	(65,487)	52,808	—	—	(12,679)
ICBC Standard Bank plc	(392,433)	—	—	—	(392,433)
JPMorgan Chase Bank, N.A.	(1,587,118)	746,282	746,618	—	(94,218)
Morgan Stanley & Co. International PLC	(164,992)	164,992	—	—	—
Nomura International PLC	(83,174)	12,994	70,180	—	—
Standard Chartered Bank	(9,355,056)	7,336,362	646,111	—	(1,372,583)
State Street Bank and Trust Company	(1,269,601)	—	1,269,601	—	—

	$(51,956,409)	$28,711,016	$20,192,671	$—	$(3,052,722)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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Information with respect to reverse repurchase agreements at October 31, 2015 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2015 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(1,418,915)	$2,500,508	$(2,535,750)
Futures contracts	(461,670)	—	410,368	—	(47,451,804)
Written options and swaptions	333,370	—	1,447,753	527,201	2,311,797
Swap contracts	—	309,692	—	—	(4,204,642)
Foreign currency and forward foreign currency exchange contract transactions	—	—	—	45,751,566	—
Non-deliverable bond forward contracts	—	—	—	—	(3,450,498)

Total	$(128,300)	$309,692	$439,206	$48,779,275	$(55,330,897)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(62,922)	$(3,685,723)	$2,159,903
Futures contracts	146,560	—	(1,283,661)	—	(10,714,835)
Written options and swaptions	(134,600)	—	(494,613)	6,457,475	(1,528,871)
Swap contracts	—	1,129,751	—	—	(2,376,309)
Foreign currency and forward foreign currency exchange contracts	—	—	—	(16,078,074)	—
Non-deliverable bond forward contracts	—	—	—	—	(485,284)

Total	$11,960	$1,129,751	$(1,841,196)	$(13,306,322)	$(12,945,396)

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$134,864,000	$3,240,364,000	$1,017,587,000	$141,180,000	$32,307,000	$1,494,793,000

The average principal amount of purchased currency options contracts and average number of purchased options contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were approximately $370,977,000 and 532 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

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7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2015 were as follows:

Counterparty	Trade Date	Maturity Date(1)	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest

Barclays Bank PLC	6/17/15	On Demand	(0.25)%	$259,050	$259,050
JPMorgan Chase Bank, N.A.	10/2/15	On Demand	(0.35)	1,147,562	1,147,562

Total					$1,406,612

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the year ended October 31, 2015, the average borrowings under settled reverse repurchase agreements and the average interest rate received were approximately $1,595,000 and 0.90%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2015. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015.

Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following table presents the Portfolio’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Portfolio as of October 31, 2015.

Counterparty	Reverse Repurchase Agreements	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(b)

Barclays Bank PLC	$(259,050)	$—	$259,050	$—
JPMorgan Chase Bank, N.A.	(1,147,562)	—	1,147,562	—

	$(1,406,612)	$—	$1,406,612	$—

(a)	In some instances, the actual collateral pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of a default.

8  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

56

Global Opportunities Portfolio

October 31, 2015

Notes to Consolidated Financial Statements — continued

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$297,166,549	$—	$297,166,549
Mortgage Pass-Throughs	—	56,877,423	—	56,877,423
Commercial Mortgage-Backed Securities	—	177,457,777	—	177,457,777
Asset-Backed Securities	—	175,711,270	—	175,711,270
Senior Floating-Rate Loans	—	186,580,083	—	186,580,083
Foreign Government Bonds	—	436,651,239	—	436,651,239
U.S. Treasury Obligations	—	147,035,273	—	147,035,273
U.S. Government Agency Obligations	—	65,915,384	—	65,915,384
Exchange-Traded Funds	28,252,970	—	—	28,252,970
Closed-End Funds	121,292,362	—	—	121,292,362
Currency Options Purchased	—	13,391,883	—	13,391,883
Short-Term Investments —
Foreign Government Securities	—	2,751,796	—	2,751,796
U.S. Treasury Obligations	—	81,458,353	—	81,458,353
Other	—	88,656,642	—	88,656,642

Total Investments	$149,545,332	$1,729,653,672	$—	$1,879,199,004
Forward Foreign Currency Exchange Contracts	$—	$11,640,128	$—	$11,640,128
Futures Contracts	231,970	—	—	231,970
Swap Contracts	—	28,190,985	—	28,190,985

Total	$149,777,302	$1,769,484,785	$—	$1,919,262,087

Liability Description

Call Options Written	$(671,220)	$—	$—	$(671,220)
Put Options Written	(1,378,803)	—	—	(1,378,803)
Interest Rate Swaptions Written	—	(432,439)	—	(432,439)
Currency Options Written	—	(9,007,581)	—	(9,007,581)
Forward Foreign Currency Exchange Contracts	—	(20,594,116)	—	(20,594,116)
Non-deliverable Bond Forward Contracts	—	(485,284)	—	(485,284)
Futures Contracts	(15,796,262)	—	—	(15,796,262)
Swap Contracts	—	(28,963,925)	—	(28,963,925)

Total	$(17,846,285)	$(59,483,345)	$—	$(77,329,630)

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

57

Global Opportunities Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Opportunities Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Opportunities Portfolio and subsidiary as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

58

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm)
(2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

59

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm)
(1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

60

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2015

Management and Organization — continued

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

61

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

62

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

28 10.31.15

Eaton Vance

Tax-Managed Equity Asset

Allocation Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	26

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock market indices delivered mixed returns for the 12-month period ended October 31, 2015, after a late-period rally helped some markets overcome earlier losses.

In the U.S., harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted economic growth in early 2015. However, after opening the period in a choppy pattern, global stocks began an upward move in January that more or less continued into the spring months. European stocks, in particular, gained momentum after the European Central Bank stepped up its economic stimulus measures.

Many global equity markets drew confidence from the U.S. Federal Reserve’s (the Fed) reassurance in mid-June 2015 that eventual U.S. interest-rate hikes would be gradual and would proceed slowly. Subsequently, however, the mounting Greek debt crisis and signs of economic weakness in China sent stock markets worldwide lower. In August 2015, many global equity markets dropped on growing concerns about China’s economic slowdown and the timing of the Fed’s first rate hike. Many global markets fell further in September 2015 after the Fed decided to leave U.S. interest rates unchanged, but a broad late-period rally sparked by new stimulus measures in China and Europe helped many markets recoup most of their previous losses.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, rose 1.77%. Restrained by the strong U.S. dollar, the MSCI EAFE Index of developed-market international equities declined 0.07%. The MSCI Emerging Markets Index lost 14.53%, reflecting slowing economic growth and the impact of the strong U.S. dollar. In the U.S., the blue-chip Dow Jones Industrial Average rose 4.06%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 5.20%.

Fund Performance

For the 12-month period ended October 31, 2015, Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) had a total return of 3.29% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the Russell 3000® Index (the Index), which returned 4.49% for the same period. The Fund’s performance is a function of the underlying portfolios in which it invests and its allocation among these portfolios, as well as the Fund’s direct investments.

During the 12-month period, domestic and large-cap equities generally outperformed international and small-cap equities. Also during the period, value stocks generally lagged their growth-stock counterparts. The biggest detractors from Fund performance versus the Index were the Fund’s relatively higher exposures to international stocks and small-cap stocks through its allocation to two underlying portfolios, as both portfolios delivered below-Index returns for the period.

Conversely, the Fund’s allocations to two portfolios that invest in growth stocks contributed to Fund performance versus the Index for the 12-month period.

During the 12-month period, Fund management altered the Fund’s allocation mix by adding preferred-stocks and other hybrid securities (which have characteristics of equity and debt securities) to the Fund, while removing the global small-cap portfolio (formerly a small-cap value portfolio) and lowering the Fund’s allocation to international stocks through its investment in an international equity portfolio.

As of period-end, the Fund’s allocations were: Tax-Managed Multi-Cap Growth Portfolio — 12.3%; Tax-Managed Growth Portfolio — 31.3%; Tax-Managed Value Portfolio — 28.0%; Tax-Managed International Equity Portfolio — 7.6%; Tax-Managed Small-Cap Portfolio — 10.7%; and Preferred Stocks & Other Hybrid Securities (including exchange-traded funds which invest in similar investments) — 10.1%.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Performance2,3

Portfolio Managers Lewis R. Piantedosi and John H. Croft, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	3.29%	10.99%	6.93%
Class A with 5.75% Maximum Sales Charge	—	—	–2.65	9.69	6.30
Class B at NAV	03/04/2002	03/04/2002	2.52	10.17	6.13
Class B with 5% Maximum Sales Charge	—	—	–2.35	9.89	6.13
Class C at NAV	03/04/2002	03/04/2002	2.55	10.17	6.13
Class C with 1% Maximum Sales Charge	—	—	1.58	10.17	6.13
Class I at NAV	09/11/2015	03/04/2002	3.23	10.98	6.93
Russell 3000® Index	—	—	4.49%	14.13%	7.93%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	–3.91%	8.97%	5.75%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–0.47	7.70	5.12
Class B After Taxes on Distributions	03/04/2002	03/04/2002	–3.59	9.25	5.65
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	–0.32	7.87	4.99
Class C After Taxes on Distributions	03/04/2002	03/04/2002	0.32	9.52	5.64
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	1.92	8.10	4.99
Class I After Taxes on Distributions	09/11/2015	03/04/2002	1.74	10.10	6.24
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	2.78	8.61	5.51

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.33%	2.08%	2.08%	1.08%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2005	$18,137	N.A.
Class C	$10,000	10/31/2005	$18,140	N.A.
Class I	$250,000	10/31/2005	$488,633	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Fund Profile5

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015) for Class A, Class B and Class C and (September 11, 2015 – October 31, 2015) for Class I. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual*
Class A	$1,000.00	$998.30	$6.70	1.33%
Class B	$1,000.00	$994.00	$10.45	2.08%
Class C	$1,000.00	$994.60	$10.46	2.08%
Class I	$1,000.00	$1,043.20	$1.51	1.06%

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.77	1.33%
Class B	$1,000.00	$1,014.70	$10.56	2.08%
Class C	$1,000.00	$1,014.70	$10.56	2.08%
Class I	$1,000.00	$1,019.90	$5.40	1.06%

*	Class I had not commenced operations on May 1, 2015. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 51/365 for Class I (to reflect the period from the commencement of operations on September 11, 2015 to October 31, 2015). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015 (September 11, 2015 for Class I). The Example reflects the expenses of both the Fund and the Portfolios.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015 (September 11, 2015 for Class I). The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Portfolio of Investments

Investments in Affiliated Portfolios — 89.8%

Description		Value

Tax-Managed Growth Portfolio (identified cost, $83,419,980)		$139,228,280
Tax-Managed International Equity Portfolio (identified cost, $33,647,042)		33,886,445
Tax-Managed Multi-Cap Growth Portfolio (identified cost, $36,852,056)		54,760,696
Tax-Managed Small-Cap Portfolio (identified cost, $40,030,115)		47,701,375
Tax-Managed Value Portfolio (identified cost, $89,816,536)		124,494,861

Total Investments in Affiliated Portfolios (identified cost $283,765,729)		$400,071,657

Preferred Stocks — 4.4%

Security	Shares	Value

Banks — 2.3%
Barclays Bank PLC, 8.25% to 12/15/18(1)	1,030	$1,110,551
Citigroup, Inc., Series K, 6.875% to 11/15/23(1)	40,000	1,104,100
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(1)	500	469,337
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(1)	1,600	1,652,267
KeyCorp, Series A, 7.75%	5,000	659,825
Regions Financial Corp., Series A, 6.375%	40,000	1,040,000
Royal Bank of Scotland Group PLC, Series L, 5.75%	50,000	1,234,500
Standard Chartered PLC, 7.014% to 7/30/37(1)(2)	2	220,624
SunTrust Banks, Inc., Series E, 5.875%	20,000	509,376
Texas Capital Bancshares, Inc., 6.50%	40,000	1,024,000
Wells Fargo & Co., Series L, 7.50%	890	1,054,650

		$10,079,230

Capital Markets — 0.4%
Morgan Stanley, Series G, 6.625%	21,325	$570,657
Northern Trust Corp., Series C, 5.85%	40,000	1,052,500

		$1,623,157

Consumer Finance — 0.3%
Capital One Financial Corp., Series B, 6.00%	40,000	$1,025,200
Discover Financial Services, Series B, 6.50%	20,000	535,050

		$1,560,250

Diversified Financial Services — 0.2%
KKR Financial Holdings, LLC, Series A, 7.375%	40,000	$1,061,252

		$1,061,252

Security	Shares	Value

Electric Utilities — 0.4%
AES Gener SA, 8.375% to 6/18/19(1)(2)	515	$551,774
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	20,000	518,050
Southern Co. (The), 6.25%	21,346	563,535

		$1,633,359

Food Products — 0.2%
Land O’Lakes, Inc., 8.00%(2)	699	$729,892

		$729,892

Machinery — 0.2%
Stanley Black & Decker, Inc., 5.75%	30,000	$787,500

		$787,500

Real Estate Investment Trusts (REITs) — 0.4%
Cedar Realty Trust, Inc., Series B, 7.25%	20,000	$499,800
DDR Corp., Series J, 6.50%	40,000	1,044,800
Vornado Realty Trust, Series K, 5.70%	20,000	510,200

		$2,054,800

Total Preferred Stocks (identified cost $19,107,152)		$19,529,440

Debt Obligations — 2.7%(3)

Security	Principal Amount (000’s omitted)	Value

Banks — 2.1%
Banco do Brasil SA, 9.00% to 6/18/24, 6/29/49(1)(2)	$500	$347,500
Bank of America Corp., Series AA, 6.10% to 3/17/25, 12/29/49(1)	1,000	1,012,500
BNP Paribas SA, 7.375% to 8/19/25, 12/29/49(1)(2)	925	958,531
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(1)(2)	500	397,500
Credit Agricole SA, 7.875% to 1/23/24, 1/29/49(1)(2)	1,000	1,028,623
Credit Suisse Group AG, 6.25% to 12/18/24, 12/29/49(1)(2)	1,200	1,194,428
Deutsche Bank AG, 7.50% to 4/30/25, 12/29/49(1)	1,000	953,750
Lloyds Banking Group PLC, 7.50% to 6/27/24, 4/30/49(1)	1,200	1,278,000
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25, 12/29/49(1)	610	638,975
Societe Generale SA, 8.25% to 11/29/18, 12/31/49(1)(4)	1,200	1,266,701

		$9,076,508

Electric Utilities — 0.2%
Enel SpA, 8.75% to 9/24/23, 9/24/73(1)(2)	$800	$924,000

		$924,000

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Metals & Mining — 0.2%
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(1)(2)	$885	$903,806

		$903,806

Oil, Gas & Consumable Fuels — 0.0%(5)
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24, 12/29/49(1)(2)	$500	$130,000

		$130,000

Telecommunications — 0.2%
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20, 12/29/49(1)(2)	$1,000	$898,750

		$898,750

Total Debt Obligations (identified cost $12,370,599)		$11,933,064

Exchange-Traded Funds — 3.0%

Security	Shares	Value

Equity Funds — 3.0%
iShares U.S. Preferred Stock ETF	340,000	$13,348,400

Total Exchange-Traded Funds (identified cost $13,356,212)		$13,348,400

Total Investments — 99.9% (identified cost $328,599,692)		$444,882,561

Other Assets, Less Liabilities — 0.1%		$329,626

Net Assets — 100.0%		$445,212,187

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security converts to floating rate after the indicated fixed-rate coupon period.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $8,285,428 or 1.9% of the Fund’s net assets.

(3)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(4)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $1,266,701 or 0.3% of the Fund’s net assets.

(5)	Amount is less than 0.05%.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Affiliated investments, at value (identified cost, $283,765,729)	$400,071,657
Unaffiliated investments, at value (identified cost, $44,833,963)	44,810,904
Interest receivable	196,808
Receivable for Fund shares sold	174,469
Receivable from affiliate	684,179
Total assets	$445,938,017

Liabilities
Payable for Fund shares redeemed	$262,920
Payable to affiliates:
Investment adviser fee	83,836
Administration fee	55,329
Distribution and service fees	204,982
Trustees’ fees	42
Accrued expenses	118,721
Total liabilities	$725,830
Net Assets	$445,212,187

Sources of Net Assets
Paid-in capital	$287,214,105
Accumulated net realized gain	40,623,909
Accumulated undistributed net investment income	1,091,304
Net unrealized appreciation	116,282,869
Total	$445,212,187

Class A Shares
Net Assets	$264,328,924
Shares Outstanding	14,997,368
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.63
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$18.71

Class B Shares
Net Assets	$7,193,358
Shares Outstanding	433,639
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.59

Class C Shares
Net Assets	$173,279,438
Shares Outstanding	10,543,561
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.43

Class I Shares
Net Assets	$410,467
Shares Outstanding	23,302
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.62

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividend income	$549,044
Dividend income allocated from affiliated Portfolios (net of foreign taxes, $212,627)	8,229,465
Interest income	355,571
Interest income allocated from affiliated Portfolios	12,887
Securities lending income allocated from affiliated Portfolio, net	3,540
Expenses allocated from affiliated Portfolios	(2,869,572)
Total investment income	$6,280,935

Expenses
Investment adviser fee	$761,396
Administration fee	673,032
Distribution and service fees
Class A	658,277
Class B	92,603
Class C	1,761,063
Trustees’ fees and expenses	500
Custodian fee	42,592
Transfer and dividend disbursing agent fees	294,154
Legal and accounting services	67,430
Printing and postage	40,462
Registration fees	67,346
Miscellaneous	14,497
Total expenses	$4,473,352
Deduct —
Reduction of custodian fee	$5
Total expense reductions	$5

Net expenses	$4,473,347

Net investment income	$1,807,588

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a gain of $10,470,312 from affiliated Portfolio)	$10,219,111
Disposal of investments in violation of restrictions and net increase from payment by affiliate	0
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	22,332,082 (1)
Foreign currency transactions	(46,029)
Net realized gain	$32,505,164
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolio	$(10,470,312)
Unaffiliated investments	(23,059)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	(10,534,446)
Foreign currency	4,688
Net change in unrealized appreciation (depreciation)	$(21,023,129)

Net realized and unrealized gain	$11,482,035

Net increase in net assets from operations	$13,289,623

(1)	Includes $7,470,836 of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$1,807,588	$1,692,402
Net realized gain from investment transactions, written options, foreign currency transactions and disposal of investments in violation of restrictions and net increase from payment by affiliate	32,505,164 (1)	34,151,109 (2)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(21,023,129)	10,832,711
Net increase in net assets from operations	$13,289,623	$46,676,222
Distributions to shareholders —
From net investment income
Class A	$(1,517,695)	$(1,442,631)
From net realized gain
Class A	(13,203,366)	(9,469,059)
Class B	(537,166)	(570,359)
Class C	(9,188,291)	(6,889,409)
Total distributions to shareholders	$(24,446,518)	$(18,371,458)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$19,105,081	$12,880,312
Class B	156,085	117,295
Class C	12,156,329	9,193,824
Class I	401,000	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,574,534	10,134,299
Class B	477,140	511,104
Class C	7,974,079	5,940,393
Cost of shares redeemed
Class A	(28,879,684)	(23,943,221)
Class B	(1,150,439)	(1,444,565)
Class C	(18,768,193)	(17,985,879)
Net asset value of shares exchanged
Class A	3,213,234	4,406,758
Class B	(3,213,234)	(4,406,758)
Net increase (decrease) in net assets from Fund share transactions	$5,045,932	$(4,596,438)

Net increase (decrease) in net assets	$(6,110,963)	$23,708,326

Net Assets
At beginning of year	$451,323,150	$427,614,824
At end of year	$445,212,187	$451,323,150

Accumulated undistributed net investment income included in net assets
At end of year	$1,091,304	$781,832

(1)	Includes $7,470,836 of net realized gains from redemptions in-kind.

(2)	Includes $10,469,408 of net realized gains from redemptions in-kind.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015		2014	2013	2012		2011
Net asset value — Beginning of year	$18.060		$16.930	$14.230	$12.770		$12.350

Income (Loss) From Operations
Net investment income(1)	$0.125		$0.121	$0.119	$0.103		$0.067
Net realized and unrealized gain	0.456		1.768	3.408	1.409		0.379

Total income from operations	$0.581		$1.889	$3.527	$1.512		$0.446

Less Distributions
From net investment income	$(0.104)		$(0.100)	$(0.135)	$(0.052)		$(0.026)
From net realized gain	(0.907)		(0.659)	(0.692)	—		—

Total distributions	$(1.011)		$(0.759)	$(0.827)	$(0.052)		$(0.026)

Net asset value — End of year	$17.630		$18.060	$16.930	$14.230		$12.770

Total Return(2)	3.29	%(3)	11.48%	26.30%	11.81%		3.61%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$264,329		$263,319	$243,134	$213,244		$220,256
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.33%		1.33%	1.36%	1.36%		1.37%
Net investment income	0.71%		0.70%	0.78%	0.76%		0.51%
Portfolio Turnover of the Fund(6)	24%		1%	2%	0	%(7)	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.027 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.18%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	Amount is less than 0.5%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015		2014	2013	2012		2011
Net asset value — Beginning of year	$17.050		$16.010	$13.460	$12.130		$11.790

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.006)		$(0.004)	$0.010	$0.001		$(0.030)
Net realized and unrealized gain	0.430		1.665	3.237	1.329		0.370

Total income from operations	$0.424		$1.661	$3.247	$1.330		$0.340

Less Distributions
From net investment income	$—		$—	$(0.005)	$—		$—
From net realized gain	(0.884)		(0.621)	(0.692)	—		—

Total distributions	$(0.884)		$(0.621)	$(0.697)	$—		$—

Net asset value — End of year	$16.590		$17.050	$16.010	$13.460		$12.130

Total Return(2)	2.52	%(3)	10.63%	25.36%	10.96%		2.88%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,193		$11,189	$15,558	$19,055		$29,592
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.08%		2.08%	2.11%	2.11%		2.12%
Net investment income (loss)	(0.04)%		(0.03)%	0.07%	0.01%		(0.24)%
Portfolio Turnover of the Fund(6)	24%		1%	2%	0	%(7)	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.025 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.19%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	Amount is less than 0.5%.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015		2014	2013	2012		2011
Net asset value — Beginning of year	$16.900		$15.900	$13.410	$12.070		$11.740

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.006)		$(0.008)	$0.005	$0.001		$(0.031)
Net realized and unrealized gain	0.421		1.659	3.209	1.339		0.361

Total income from operations	$0.415		$1.651	$3.214	$1.340		$0.330

Less Distributions
From net investment income	$—		$—	$(0.032)	$—		$—
From net realized gain	(0.885)		(0.651)	(0.692)	—		—

Total distributions	$(0.885)		$(0.651)	$(0.724)	$—		$—

Net asset value — End of year	$16.430		$16.900	$15.900	$13.410		$12.070

Total Return(2)	2.55	%(3)	10.65%	25.25%	11.10%		2.81%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$173,279		$176,815	$168,924	$148,716		$157,808
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.08%		2.08%	2.11%	2.11%		2.12%
Net investment income (loss)	(0.04)%		(0.05)%	0.04%	0.01%		(0.24)%
Portfolio Turnover of the Fund(6)	24%		1%	2%	0	%(7)	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.025 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.19%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	Amount is less than 0.5%.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Period Ended October 31, 2015(1)
Net asset value — Beginning of period	$16.890

Income (Loss) From Operations
Net investment loss(2)	$(0.009)
Net realized and unrealized gain	0.739

Total income from operations	$0.730

Net asset value — End of period	$17.620

Total Return(3)	4.32	%(4)(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$410
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.06	%(8)
Net investment loss	(0.35	)%(8)
Portfolio Turnover(9)	24	%(10)

(1)	For the period from the commencement of operations, September 11, 2015, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.027 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.18%.

(6)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(10)	For the Fund’s year ended October 31, 2015.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios advised by Eaton Vance or its affiliates. The Fund currently pursues its objective by investing directly in securities and in interests in five tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2015 were as follows: Tax-Managed Growth Portfolio (1.3%), Tax-Managed Value Portfolio (17.4%), Tax-Managed International Equity Portfolio (47.1%), Tax-Managed Multi-Cap Growth Portfolio (43.4%) and Tax-Managed Small-Cap Portfolio (28.9%). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. The value of the Portfolios’ investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolios’ proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Notes to Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Additional valuation policies of the Fund are as follows:

Equity Securities. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$1,863,888	$3,363,820
Long-term capital gains	$22,582,630	$15,007,638

During the year ended October 31, 2015, accumulated net realized gain was decreased by $9,327,414, accumulated undistributed net investment income was increased by $19,579 and paid-in capital was increased by $9,307,835 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs), distributions from real estate investment trusts (REITs), investments in partnerships, redemptions in-kind, dividend redesignations and partnership allocations. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,154,811
Undistributed long-term capital gains	$23,499,235
Net unrealized appreciation	$133,344,036

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships, distributions from REITs and investments in PFICs.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$311,538,525

Gross unrealized appreciation	$133,962,659
Gross unrealized depreciation	(618,623)

Net unrealized appreciation	$133,344,036

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2015, the Fund’s investment adviser fee totaled $3,364,991, of which $2,603,595 was allocated from the Portfolios and $761,396 was paid or accrued directly by the Fund. For the year ended October 31, 2015, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.75% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2015, the administration fee amounted to $673,032.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $40,460 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $36,842 as its portion of the sales charge on sales of Class A

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Notes to Financial Statements — continued

shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

During the year ended October 31, 2015, EVM reimbursed the Fund $684,179 for a loss on the sale of investment securities not meeting investment guidelines of the Fund. Had the Fund not received the reimbursement, total return would have been lower by 0.18%, 0.19%, 0.19% and 0.18% for Class A, Class B, Class C and Class I, respectively.

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $658,277 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $69,452 and $1,320,797 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $23,151 and $440,266 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received less than $100 and approximately $3,000 and $3,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$2,329,722	$1,595,079
Tax-Managed Value Portfolio	2,124,156	1,454,337
Tax-Managed International Equity Portfolio	616,691	37,101,503
Tax-Managed Multi-Cap Growth Portfolio	3,536,104	633,340
Tax-Managed Small-Cap Portfolio	3,959,147	586,426
Tax-Managed Global Small-Cap Portfolio (formerly, Tax-Managed Small-Cap Value Portfolio)	1,862,152	41,935,538

7  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $92,102,336 and $46,333,854, respectively, for the year ended October 31, 2015. Included in purchases are investments acquired in-kind from the Fund’s withdrawal of its investment in an affiliated Portfolio during the year ended October 31, 2015.

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	1,093,988	743,007
Issued to shareholders electing to receive payments of distributions in Fund shares	779,698	601,799
Redemptions	(1,639,428)	(1,378,539)
Exchange from Class B shares	180,814	252,388

Net increase	415,072	218,655

	Year Ended October 31,
Class B	2015	2014

Sales	9,641	7,305
Issued to shareholders electing to receive payments of distributions in Fund shares	28,935	31,944
Redemptions	(69,611)	(88,464)
Exchange to Class A shares	(191,572)	(266,519)

Net decrease	(222,607)	(315,734)

	Year Ended October 31,
Class C	2015	2014

Sales	738,021	566,219
Issued to shareholders electing to receive payments of distributions in Fund shares	488,009	374,552
Redemptions	(1,143,551)	(1,102,983)

Net increase (decrease)	82,479	(162,212)

Class I	Period Ended October 31, 2015(1)

Sales	23,302

Net increase	23,302

(1)	Class I commenced operations on September 11, 2015.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$400,071,657	$—	$—	$400,071,657
Preferred Stocks
Consumer Staples	—	729,892	—	729,892
Financials	8,663,632	7,715,057	—	16,378,689
Industrials	—	787,500	—	787,500
Utilities	563,535	1,069,824	—	1,633,359

Total Preferred Stocks	$9,227,167	$10,302,273	$—	$19,529,440

Debt Obligations	$—	$11,933,064	$—	$11,933,064
Exchange-Traded Funds	13,348,400	—	—	13,348,400

Total Investments	$422,647,224	$22,235,337	$—	$444,882,561

The Fund held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2015, the Fund designates approximately $8,192,902, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 100.00% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $24,688,437 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

24

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm)
(1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299    10.31.15

Eaton Vance

Tax-Managed Global Dividend

Income Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Tax-Managed Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Management and Organization	29

Important Notices	31

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock market indices delivered mixed returns for the 12-month period ended October 31, 2015, after a late-period rally helped some markets overcome earlier losses.

In the U.S., harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted economic growth in early 2015. However, after opening the period in a choppy pattern, global stocks began an upward move in January that more or less continued into the spring months. European stocks, in particular, gained momentum after the European Central Bank stepped up its economic stimulus measures.

Many global equity markets drew confidence from the U.S. Federal Reserve (the Fed)’s reassurance in mid-June 2015 that eventual U.S. interest-rate hikes would be gradual and would proceed slowly. Subsequently, however, the mounting Greek debt crisis and signs of economic weakness in China sent stock markets worldwide lower. In August 2015, many global equity markets dropped on growing concerns about China’s economic slowdown and the timing of the Fed’s first rate hike. Many global markets fell further in September 2015 after the Fed decided to leave U.S. interest rates unchanged, but a broad late-period rally sparked by new stimulus measures in China and Europe helped many markets recoup most of their previous losses.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, rose 1.77%. Restrained by the strong U.S. dollar, the MSCI EAFE Index of developed-market international equities declined 0.07%. The MSCI Emerging Markets Index lost 14.53%, reflecting slowing economic growth and the impact of the strong U.S. dollar. In the U.S., the blue-chip Dow Jones Industrial Average rose 4.06%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 5.20%.

Fund Performance

For the 12-month period ended October 31, 2015, Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) had a total return of 3.27% for Class A shares at net asset value (NAV), outperforming the 1.77% return of the Fund’s benchmark, the MSCI World Index (the Index).

The Fund’s common stock allocation outperformed the Index during the period. Stock selection in the consumer staples, consumer discretionary and telecommunication services sectors contributed to Fund performance versus the Index.

Within consumer staples, the Fund’s overweight position relative to the Index in alcoholic beverage firm Constellation Brands, Inc. contributed to Fund performance, as the company raised its prices, increased its sales volume and saw improved market share for its Mexican beer brands. Elsewhere in the sector, the Fund’s overweight in snack food company Mondelez International, Inc. versus the Index aided relative Fund performance after the firm beat consensus earnings expectations. Within consumer discretionary, the Fund’s overweight relative to the Index in athletic wear maker NIKE, Inc. boosted Fund performance, as the stock rose on strong growth in revenue and future orders. Within telecommunication services, the Fund’s overweight versus the Index in Nippon Telegraph & Telephone Corp. contributed to Fund performance, as the company benefited from increased investor confidence in the growth potential of its Hikari optical fiber network.

In contrast, stock selection in the health care, financials and energy sectors detracted from the Fund’s performance relative to the Index. Within health care, the Fund’s holdings in pharmaceutical firms AbbVie, Inc. and Merck & Co., Inc. (both of which were sold during the period) and its overweight relative to the Index in pharmaceutical manufacturer Roche Holding AG detracted from Fund performance. All three stocks were negatively impacted by increased media focus on high drug prices during the period. Within financials, the Fund’s holdings in consumer financial services firms Discover Financial Services and Synchrony Financial declined in price and hurt Fund performance versus the Index.

Although the Fund’s preferred security (i.e., preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and notes with preferred characteristics) allocation underperformed the overall preferred market (as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index) during the period, it outperformed the Index for the period and thus contributed to the Fund’s performance versus the Index. The underperformance versus the preferred market was driven primarily by three preferred securities held by the Fund that experienced significant price declines. Two of those securities had upcoming calls that many investors believed would occur, but when that belief proved mistaken, both securities lost value. The third preferred security declined after the issuing company was caught up in a political scandal involving Brazil’s oil industry. As of October 31, 2015, the Fund had approximately 9% of its total investments in preferred securities.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Performance2,3

Portfolio Managers Michael A. Allison, CFA and John H. Croft, CFA, of Boston Management and Research; Christopher M. Dyer, CFA, of Eaton Vance Management (International) Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/30/2003	05/30/2003	3.27%	8.27%	5.10%
Class A with 5.75% Maximum Sales Charge	—	—	–2.70	6.99	4.48
Class B at NAV	05/30/2003	05/30/2003	2.50	7.45	4.31
Class B with 5% Maximum Sales Charge	—	—	–2.47	7.15	4.31
Class C at NAV	05/30/2003	05/30/2003	2.51	7.46	4.31
Class C with 1% Maximum Sales Charge	—	—	1.52	7.46	4.31
Class I at NAV	08/27/2007	05/30/2003	3.52	8.55	5.32
MSCI World Index	—	—	1.77%	9.14%	5.79%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	05/30/2003	05/30/2003	–3.49%	6.10%	3.56%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–0.77	5.55	3.65
Class B After Taxes on Distributions	05/30/2003	05/30/2003	–3.13	6.40	3.53
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	–0.74	5.68	3.53
Class C After Taxes on Distributions	05/30/2003	05/30/2003	0.85	6.72	3.53
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	1.52	5.93	3.53
Class I After Taxes on Distributions	08/27/2007	05/30/2003	2.62	7.60	4.36
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	2.85	6.81	4.34

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.17%	1.92%	1.92%	0.92%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2005	$15,252	N.A.
Class C	$10,000	10/31/2005	$15,256	N.A.
Class I	$250,000	10/31/2005	$419,982	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Fund Profile

Common Stock Sector Allocation (% of total

investments)5

*	Amount is less than 0.05%.

Country Allocation (% of total investments)5

Top 10 Common Stock Holdings (% of total investments)

Alphabet, Inc., Class C	3.1%

General Electric Co.	2.9

Prudential PLC	2.0

Facebook, Inc., Class A	2.0

Apple, Inc.	1.9

United Technologies Corp.	1.9

Exxon Mobil Corp.	1.8

Home Depot, Inc. (The)	1.8

Gilead Sciences, Inc.	1.8

JPMorgan Chase & Co.	1.7
Total	20.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective September 30, 2015, Christopher M. Dyer, CFA, director of Global Equity for the Eaton Vance organization, joined Michael A. Allison, CFA and John H. Croft, CFA as lead portfolio manager of the Fund.

In addition, effective November 16, 2015, Eaton Vance Management (International) Limited (“EVMI”) has been appointed as sub-adviser of the Fund. Boston Management and Research remains the investment adviser of the Fund. EVMI, an indirect wholly-owned subsidiary of Eaton Vance Corp., is located in London and is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. There are no changes to the Fund’s portfolio management team or investment strategy in connection with the appointment of EVMI as sub-adviser.

5

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$996.30	$5.99	1.19%
Class B	$1,000.00	$992.50	$9.74	1.94%
Class C	$1,000.00	$992.50	$9.74	1.94%
Class I	$1,000.00	$997.50	$4.73	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.06	1.19%
Class B	$1,000.00	$1,015.40	$9.86	1.94%
Class C	$1,000.00	$1,015.40	$9.86	1.94%
Class I	$1,000.00	$1,020.50	$4.79	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015.

6

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Portfolio of Investments

Common Stocks — 87.9%

Security	Shares	Value

Aerospace & Defense — 1.9%
United Technologies Corp.	167,888	$16,521,858

		$16,521,858

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	123,786	$8,588,273

		$8,588,273

Automobiles — 0.4%
Toyota Motor Corp.	65,349	$4,003,569

		$4,003,569

Banks — 5.3%
JPMorgan Chase & Co.	241,723	$15,530,703
Lloyds Banking Group PLC	7,760,024	8,807,706
Natixis SA	1,435,478	8,787,252
Wells Fargo & Co.	259,058	14,025,400

		$47,151,061

Beverages — 3.9%
Anheuser-Busch InBev SA/NV	87,248	$10,410,833
Constellation Brands, Inc., Class A	72,686	9,798,073
Diageo PLC	517,413	14,916,980

		$35,125,886

Biotechnology — 3.0%
Celgene Corp.(1)	89,560	$10,989,908
Gilead Sciences, Inc.	144,378	15,611,593

		$26,601,501

Capital Markets — 2.6%
Azimut Holding SpA	298,020	$7,168,276
Credit Suisse Group AG	225,598	5,626,689
Credit Suisse Group AG(2)(3)(4)	424,038	10,193,786

		$22,988,751

Commercial Services & Supplies — 1.2%
Brambles, Ltd.	1,406,420	$10,356,842

		$10,356,842

Consumer Finance — 3.0%
Discover Financial Services	258,912	$14,556,033

Security	Shares	Value

Consumer Finance (continued)
Synchrony Financial(1)	387,330	$11,914,271

		$26,470,304

Diversified Telecommunication Services — 2.6%
Nippon Telegraph & Telephone Corp.	293,290	$10,752,413
Orange SA	694,817	12,250,800

		$23,003,213

Electric Utilities — 0.9%
NextEra Energy, Inc.	74,369	$7,634,722

		$7,634,722

Electrical Equipment — 1.0%
Nidec Corp.	116,181	$8,754,940

		$8,754,940

Electronic Equipment, Instruments & Components — 0.4%
Yaskawa Electric Corp.	301,387	$3,575,022

		$3,575,022

Energy Equipment & Services — 0.9%
Schlumberger, Ltd.	102,045	$7,975,837

		$7,975,837

Food Products — 2.6%
Kerry Group PLC, Class A	94,459	$7,661,061
Mondelez International, Inc., Class A	329,902	15,228,277

		$22,889,338

Health Care Equipment & Supplies — 1.5%
Medtronic PLC	175,871	$13,000,384

		$13,000,384

Hotels, Restaurants & Leisure — 1.3%
Accor SA	238,073	$11,822,581

		$11,822,581

Household Products — 1.5%
Reckitt Benckiser Group PLC	137,275	$13,396,729

		$13,396,729

Industrial Conglomerates — 3.9%
General Electric Co.	903,451	$26,127,803

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates (continued)
Koninklijke Philips NV	317,725	$8,565,465

		$34,693,268

Insurance — 5.4%
ACE, Ltd.	100,585	$11,420,421
Mediolanum SpA	1,025,346	8,353,528
Prudential PLC	761,951	17,796,490
St. James’s Place PLC	716,221	10,614,735

		$48,185,174

Internet Software & Services — 5.6%
Alibaba Group Holding, Ltd. ADR(1)	61,507	$5,156,132
Alphabet, Inc., Class C(1)	38,280	27,209,807
Facebook, Inc., Class A(1)	171,883	17,526,909

		$49,892,848

IT Services — 2.2%
Computer Sciences Corp.	31,000	$2,064,290
Visa, Inc., Class A	162,568	12,612,025
Worldpay Group PLC(1)(5)	1,232,542	5,301,240

		$19,977,555

Machinery — 0.5%
FANUC Corp.	23,500	$4,146,374

		$4,146,374

Media — 2.3%
Live Nation Entertainment, Inc.(1)	260,737	$7,112,905
Walt Disney Co. (The)	118,609	13,490,588

		$20,603,493

Multi-Utilities — 2.1%
National Grid PLC	794,672	$11,320,005
Sempra Energy	69,932	7,161,736

		$18,481,741

Multiline Retail — 1.2%
Dollar General Corp.	154,329	$10,458,876

		$10,458,876

Oil, Gas & Consumable Fuels — 5.9%
Devon Energy Corp.	191,440	$8,027,079
Exxon Mobil Corp.	198,667	16,437,708

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	170,007	$12,672,322
Range Resources Corp.	129,453	3,940,549
Royal Dutch Shell PLC, Class B	449,782	11,777,490

		$52,855,148

Personal Products — 1.3%
Estee Lauder Cos., Inc. (The), Class A	145,569	$11,712,482

		$11,712,482

Pharmaceuticals — 5.7%
Bayer AG	99,730	$13,297,540
Perrigo Co. PLC	60,201	9,496,106
Roche Holding AG PC	56,948	15,461,317
Takeda Pharmaceutical Co., Ltd.	143,230	6,994,243
Teva Pharmaceutical Industries, Ltd. ADR	90,461	5,354,387

		$50,603,593

Real Estate Investment Trusts (REITs) — 1.1%
Equity Residential	127,038	$9,822,578

		$9,822,578

Semiconductors & Semiconductor Equipment — 1.1%
NXP Semiconductors NV(1)	122,282	$9,580,795

		$9,580,795

Software — 1.0%
Oracle Corp.	240,782	$9,351,973

		$9,351,973

Specialty Retail — 4.0%
Dixons Carphone PLC	1,203,947	$8,546,916
Home Depot, Inc. (The)	128,507	15,888,605
Industria de Diseno Textil SA	289,954	10,857,141

		$35,292,662

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	144,105	$17,220,548

		$17,220,548

Textiles, Apparel & Luxury Goods — 3.6%
LVMH Moet Hennessy Louis Vuitton SE	62,857	$11,702,054
NIKE, Inc., Class B	101,659	13,320,379

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Pandora A/S	64,500	$7,443,128

		$32,465,561

Tobacco — 2.6%
Imperial Tobacco Group PLC	187,126	$10,076,360
Reynolds American, Inc.	270,471	13,069,159

		$23,145,519

Wireless Telecommunication Services — 1.5%
Vodafone Group PLC	4,007,230	$13,187,522

		$13,187,522

Total Common Stocks (identified cost $730,829,310)		$781,538,521

Preferred Stocks — 5.8%

Security	Shares	Value

Banks — 3.0%
AgriBank FCB, 6.875% to 1/1/24(6)	18,968	$1,985,712
Barclays Bank PLC, 8.25% to 12/15/18(6)	2,832	3,053,477
Citigroup, Inc., Series K, 6.875% to 11/15/23(6)	70,110	1,935,211
CoBank ACB, Series F, 6.25% to 10/1/22(6)	21,750	2,260,641
Farm Credit Bank of Texas, Series 1, 10.00%	635	801,688
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(6)	416	429,589
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(6)	835	853,129
KeyCorp, Series A, 7.75%	13,268	1,750,912
Regions Financial Corp., Series A, 6.375%	72,533	1,885,858
Royal Bank of Scotland Group PLC, Series L, 5.75%	76,412	1,886,612
Standard Chartered PLC, 7.014% to 7/30/37(5)(6)	897	989,498
Texas Capital Bancshares, Inc., 6.50%	99,990	2,559,744
Texas Capital Bancshares, Inc., Series A, 6.50%	16,300	416,791
Webster Financial Corp., Series E, 6.40%	67,815	1,733,521
Wells Fargo & Co., Series L, 7.50%	1,579	1,871,115
Zions Bancorporation, Series I, 5.80% to 9/15/23(6)	1,225	1,243,048
Zions Bancorporation, Series J, 7.20% to 9/15/23(6)	1,095	1,194,981

		$26,851,527

Capital Markets — 0.2%
Morgan Stanley, Series G, 6.625%	45,300	$1,212,228

		$1,212,228

Consumer Finance — 0.3%
Capital One Financial Corp., Series B, 6.00%	53,750	$1,377,612

Security	Shares	Value

Consumer Finance (continued)
Discover Financial Services, Series B, 6.50%	2,775	$74,238
SLM Corp., Series B, 2.037%(7)	22.71	1,137,308

		$2,589,158

Diversified Financial Services — 0.5%
KKR Financial Holdings, LLC, Series A, 7.375%	21,100	$559,811
PPTT, 2006-A GS, Class A, 5.93%(5)(7)	45,410	4,006,014

		$4,565,825

Electric Utilities — 0.3%
AES Gener SA, 8.375% to 6/18/19(5)(6)	1,260	$1,349,972
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	22	540
Southern Co. (The), 6.25%	34,214	903,250

		$2,253,762

Food Products — 0.3%
Land O’Lakes, Inc., 8.00%(5)	1,362	$1,422,193
Ocean Spray Cranberries, Inc., 6.25%(5)	16,860	1,538,475

		$2,960,668

Insurance — 0.2%
American Overseas Group, Ltd., Series A, 7.50% to 12/15/16(6)	5,000	$2,000,313

		$2,000,313

Machinery — 0.1%
Stanley Black & Decker, Inc., 5.75%	46,069	$1,209,311

		$1,209,311

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	30,093	$739,084

		$739,084

Pipelines — 0.3%
NuStar Logistics LP, 7.625% to 1/15/18(6)	99,305	$2,557,352

		$2,557,352

Real Estate Investment Trusts (REITs) — 0.2%
Cedar Realty Trust, Inc., Series B, 7.25%(1)	32,800	$819,672
DDR Corp., Series K, 6.25%(1)	35,725	923,223

		$1,742,895

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Thrifts & Mortgage Finance — 0.3%
Elmira Savings Bank, 8.998% to 12/31/17(6)	1,880	$1,767,200
EverBank Financial Corp., Series A, 6.75%	40,384	1,029,994

		$2,797,194

Total Preferred Stocks (identified cost $52,757,292)		$51,479,317

Corporate Bonds & Notes — 3.4%

Security	Principal Amount (000’s omitted)	Value

Banks — 1.7%
Banco do Brasil SA, 9.00% to 6/18/24, 6/29/49(5)(6)	$785	$545,575
Bank of America Corp., Series AA, 6.10% to 3/17/25, 12/29/49(6)	1,351	1,367,888
BNP Paribas SA, 7.375% to 8/19/25, 12/29/49(5)(6)	1,757	1,820,691
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(5)(6)	1,023	813,285
Credit Agricole SA, 7.875% to 1/23/24, 1/29/49(5)(6)	2,371	2,438,865
Credit Suisse Group AG, 6.25% to 12/18/24, 12/29/49(5)(6)	2,378	2,366,959
Deutsche Bank AG, 7.50% to 4/30/25, 12/29/49(6)	1,440	1,373,400
Lloyds Banking Group PLC, 7.50% to 6/27/24, 4/30/49(6)	640	681,600
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25, 12/29/49(6)	1,170	1,225,575
Societe Generale SA, 8.25% to 11/29/18, 9/29/49(6)(8)	2,082	2,197,726

		$14,831,564

Diversified Financial Services — 0.2%
Leucadia National Corp., 6.625%, 10/23/43	$1,150	$1,037,530
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(5)(6)	635	471,487

		$1,509,017

Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(5)(6)	$1,232	$1,275,576

		$1,275,576

Electric Utilities — 0.6%
AES Panama SA, 6.00%, 6/25/22(5)	$346	$344,270
Enel SpA, 8.75% to 9/24/23, 9/24/73(5)(6)	1,908	2,203,740
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(6)	3,603	3,045,479

		$5,593,489

Security	Principal Amount (000’s omitted)	Value

Energy Equipment & Services — 0.1%
Abengoa Finance S.A.U., 7.75%, 2/1/20(5)	$967	$410,975

		$410,975

Insurance — 0.3%
Genworth Financial, Inc., 7.625%, 9/24/21	$343	$320,813
Genworth Financial, Inc., 7.70%, 6/15/20	64	63,040
XLIT, Ltd., Series E, 6.50% to 4/15/17, 10/29/49(6)	2,990	2,392,598

		$2,776,451

Metals & Mining — 0.1%
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(5)(6)	$1,271	$1,298,009

		$1,298,009

Oil, Gas & Consumable Fuels — 0.1%
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24, 12/29/49(5)(6)	$1,824	$474,240

		$474,240

Telecommunications — 0.2%
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20, 12/29/49(5)(6)	$2,160	$1,941,300

		$1,941,300

Total Corporate Bonds & Notes (identified cost $32,941,113)		$30,110,621

Exchange-Traded Funds — 0.9%

Security	Shares	Value

Equity Funds — 0.9%
iShares MSCI Japan ETF	644,950	$7,945,784

Total Exchange-Traded Funds (identified cost $8,410,599)		$7,945,784

Rights — 0.0%(9)

Security	Shares	Value
Mediolanum SpA, Exp. 11/26/15(1)	1,025,346	$67

Total Rights (identified cost $0)		$67

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Portfolio of Investments — continued

Short-Term Investments — 2.2%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.20%(10)	$19,495	$19,494,781

Total Short-Term Investments (identified cost $19,494,781)		$19,494,781

Total Investments — 100.2% (identified cost $844,433,095)		$890,569,091

Other Assets, Less Liabilities — (0.2)%		$(1,426,738)

Net Assets — 100.0%		$889,142,353

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	When-issued security.

(3)	Restricted security (see Note 8).

(4)	Includes 56,538 shares to be issued upon mandatory exercise of rights pursuant to the share subscription offering.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $31,012,364 or 3.5% of the Fund’s net assets.

(6)	Security converts to floating rate after the indicated fixed-rate coupon period.

(7)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(8)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $2,197,726 or 0.2% of the Fund’s net assets.

(9)	Amount is less than 0.05%.

(10)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	57.0%	$507,520,956
United Kingdom	13.7	121,801,445
France	5.7	51,019,969
Japan	4.3	38,226,561
Switzerland	3.8	33,648,751
Netherlands	3.5	31,199,326
Italy	2.0	17,725,611
Germany	1.6	14,670,940
Australia	1.3	11,654,851
Spain	1.3	11,268,116
Belgium	1.2	10,410,833
Ireland	1.1	10,053,659
Denmark	0.8	7,443,128
Israel	0.6	5,354,387
China	0.6	5,156,132
Colombia	0.2	1,941,300
Brazil	0.2	1,833,100
Chile	0.2	1,349,972
Panama	0.0 *	344,270
Exchange-Traded Funds	0.9	7,945,784

Total Investments	100.0%	$890,569,091

*	Amount is less than 0.05%.

Abbreviations:

ADR	–	American Depositary Receipt
PC	–	Participation Certificate
PPTT	–	Preferred Pass-Through Trust

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $824,938,314)	$871,074,310
Affiliated investment, at value (identified cost, $19,494,781)	19,494,781
Cash	11,285
Foreign currency, at value (identified cost, $8,550,230)	8,445,901
Dividends and interest receivable	984,453
Interest receivable from affiliated investment	1,931
Receivable for investments sold	2,327,852
Receivable for Fund shares sold	1,194,988
Tax reclaims receivable	3,112,273
Total assets	$906,647,774

Liabilities
Payable for investments purchased	$5,274,566
Payable for when-issued securities	9,487,903
Payable for Fund shares redeemed	1,563,969
Payable to affiliates:
Investment adviser fee	473,665
Administration fee	111,132
Distribution and service fees	363,580
Trustees’ fees	4,310
Accrued expenses	226,296
Total liabilities	$17,505,421
Net Assets	$889,142,353

Sources of Net Assets
Paid-in capital	$1,182,182,766
Accumulated net realized loss	(342,907,900)
Accumulated undistributed net investment income	3,692,473
Net unrealized appreciation	46,175,014
Total	$889,142,353

Class A Shares
Net Assets	$443,366,752
Shares Outstanding	38,518,253
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.51
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.21

Class B Shares
Net Assets	$18,797,945
Shares Outstanding	1,637,091
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.48

Class C Shares
Net Assets	$306,338,918
Shares Outstanding	26,679,883
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.48

Class I Shares
Net Assets	$120,638,738
Shares Outstanding	10,473,297
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.52

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends (net of foreign taxes, $3,022,702)	$39,408,663
Interest	2,061,619
Interest allocated from affiliated investment	16,232
Expenses allocated from affiliated investment	(1,163)
Total investment income	$41,485,351

Expenses
Investment adviser fee	$5,854,252
Administration fee	1,375,021
Distribution and service fees
Class A	1,147,340
Class B	240,799
Class C	3,176,200
Trustees’ fees and expenses	48,294
Custodian fee	384,197
Transfer and dividend disbursing agent fees	511,534
Legal and accounting services	72,213
Printing and postage	93,808
Registration fees	78,763
Miscellaneous	93,316
Total expenses	$13,075,737
Deduct —
Reduction of custodian fee	$40
Total expense reductions	$40

Net expenses	$13,075,697

Net investment income	$28,409,654

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$16,124,738
Investment transactions allocated from affiliated investment	9
Foreign currency and forward foreign currency exchange contract transactions	(1,643,222)
Net realized gain	$14,481,525
Change in unrealized appreciation (depreciation) —
Investments	$(15,900,918)
Foreign currency	93,476
Net change in unrealized appreciation (depreciation)	$(15,807,442)

Net realized and unrealized loss	$(1,325,917)

Net increase in net assets from operations	$27,083,737

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$28,409,654	$38,053,275
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	14,481,525	153,790,702
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(15,807,442)	(112,911,799)
Net increase in net assets from operations	$27,083,737	$78,932,178
Distributions to shareholders —
From net investment income
Class A	$(17,594,541)	$(18,463,459)
Class B	(747,997)	(1,125,075)
Class C	(9,830,150)	(10,319,883)
Class I	(4,754,326)	(4,278,388)
Total distributions to shareholders	$(32,927,014)	$(34,186,805)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$34,525,272	$38,780,251
Class B	374,929	517,552
Class C	17,731,723	20,153,333
Class I	33,966,997	37,793,274
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	16,059,082	16,855,785
Class B	565,743	843,678
Class C	7,789,112	8,050,598
Class I	3,521,611	3,161,510
Cost of shares redeemed
Class A	(84,211,589)	(110,691,781)
Class B	(4,513,080)	(7,321,035)
Class C	(48,257,249)	(56,008,302)
Class I	(31,973,396)	(29,792,372)
Net asset value of shares exchanged
Class A	7,637,665	8,521,114
Class B	(7,637,665)	(8,521,114)
Net decrease in net assets from Fund share transactions	$(54,420,845)	$(77,657,509)

Net decrease in net assets	$(60,264,122)	$(32,912,136)

Net Assets
At beginning of year	$949,406,475	$982,318,611
At end of year	$889,142,353	$949,406,475

Accumulated undistributed net investment income included in net assets
At end of year	$3,692,473	$7,140,238

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value — Beginning of year	$11.580	$11.070		$9.780		$9.290		$9.660

Income (Loss) From Operations
Net investment income(1)	$0.387	$0.479	(2)	$0.463	(2)	$0.465	(2)	$0.550
Net realized and unrealized gain (loss)	(0.013)	0.463		1.259		0.503		(0.397)

Total income from operations	$0.374	$0.942		$1.722		$0.968		$0.153

Less Distributions
From net investment income	$(0.444)	$(0.432)		$(0.432)		$(0.478)		$(0.523)

Total distributions	$(0.444)	$(0.432)		$(0.432)		$(0.478)		$(0.523)

Net asset value — End of year	$11.510	$11.580		$11.070		$9.780		$9.290

Total Return(3)	3.27%	8.61%		18.01%		10.74%		1.52%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$443,367	$472,354		$496,308		$490,142		$546,679
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.18%	1.17%		1.18%		1.18%		1.17%
Net investment income	3.35%	4.17	%(2)	4.48	%(2)	4.92	%(2)	5.65%
Portfolio Turnover	133%	118%		85%		82%		101%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.248, $0.086 and $0.059 per share for the years ended October 31, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.01%, 3.65% and 4.30% for the years ended October 31, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value — Beginning of year	$11.550	$11.040		$9.760		$9.270		$9.640

Income (Loss) From Operations
Net investment income(1)	$0.307	$0.411	(2)	$0.388	(2)	$0.393	(2)	$0.479
Net realized and unrealized gain (loss)	(0.021)	0.443		1.246		0.503		(0.399)

Total income from operations	$0.286	$0.854		$1.634		$0.896		$0.080

Less Distributions
From net investment income	$(0.356)	$(0.344)		$(0.354)		$(0.406)		$(0.450)

Total distributions	$(0.356)	$(0.344)		$(0.354)		$(0.406)		$(0.450)

Net asset value — End of year	$11.480	$11.550		$11.040		$9.760		$9.270

Total Return(3)	2.50%	7.80%		17.05%		9.93%		0.75%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,798	$30,065		$42,660		$51,492		$67,749
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.93%	1.92%		1.93%		1.93%		1.92%
Net investment income	2.66%	3.59	%(2)	3.76	%(2)	4.18	%(2)	4.93%
Portfolio Turnover	133%	118%		85%		82%		101%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.260, $0.086 and $0.059 per share for the years ended October 31, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.32%, 2.93% and 3.55% for the years ended October 31, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value — Beginning of year	$11.550	$11.040		$9.760		$9.270		$9.640

Income (Loss) From Operations
Net investment income(1)	$0.300	$0.391	(2)	$0.386	(2)	$0.394	(2)	$0.477
Net realized and unrealized gain (loss)	(0.012)	0.464		1.249		0.503		(0.397)

Total income from operations	$0.288	$0.855		$1.635		$0.897		$0.080

Less Distributions
From net investment income	$(0.358)	$(0.345)		$(0.355)		$(0.407)		$(0.450)

Total distributions	$(0.358)	$(0.345)		$(0.355)		$(0.407)		$(0.450)

Net asset value — End of year	$11.480	$11.550		$11.040		$9.760		$9.270

Total Return(3)	2.51%	7.81%		17.06%		9.93%		0.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$306,339	$331,088		$343,199		$338,461		$371,066
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.93%	1.92%		1.93%		1.93%		1.92%
Net investment income	2.60%	3.41	%(2)	3.74	%(2)	4.18	%(2)	4.92%
Portfolio Turnover	133%	118%		85%		82%		101%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.247, $0.085 and $0.059 per share for the years ended October 31, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.26%, 2.91% and 3.55% for the years ended October 31, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value — Beginning of year	$11.590	$11.070		$9.790		$9.300		$9.660

Income (Loss) From Operations
Net investment income(1)	$0.412	$0.486	(2)	$0.494	(2)	$0.493	(2)	$0.573
Net realized and unrealized gain (loss)	(0.009)	0.495		1.244		0.498		(0.385)

Total income from operations	$0.403	$0.981		$1.738		$0.991		$0.188

Less Distributions
From net investment income	$(0.473)	$(0.461)		$(0.458)		$(0.501)		$(0.548)

Total distributions	$(0.473)	$(0.461)		$(0.458)		$(0.501)		$(0.548)

Net asset value — End of year	$11.520	$11.590		$11.070		$9.790		$9.300

Total Return(3)	3.52%	8.97%		18.18%		11.01%		1.88%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$120,639	$115,900		$100,152		$87,556		$86,428
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.93%	0.92%		0.93%		0.93%		0.93%
Net investment income	3.56%	4.23	%(2)	4.77	%(2)	5.21	%(2)	5.91%
Portfolio Turnover	133%	118%		85%		82%		101%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.233, $0.086 and $0.059 per share for the years ended October 31, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.20%, 3.93% and 4.58% for the years ended October 31, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return for its shareholders. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

19

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Notes to Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning income

20

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Notes to Financial Statements — continued

on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$32,927,014	$34,186,805

During the year ended October 31, 2015, accumulated net realized loss was increased by $1,069,595 and accumulated undistributed net investment income was increased by $1,069,595 due to differences between book and tax accounting, primarily for accretion of market discount, investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,636,376
Capital loss carryforwards	$(339,972,322)
Net unrealized appreciation	$43,295,533

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, distributions from REITs, investments in partnerships and accretion of market discount.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $339,972,322 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($57,838,918), October 31, 2017 ($258,617,823) and October 31, 2018 ($23,515,581) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2015, capital loss carryforwards of $13,823,095 were utilized to offset net realized gains by the Fund.

21

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$847,305,848

Gross unrealized appreciation	$73,174,036
Gross unrealized depreciation	(29,910,793)

Net unrealized appreciation	$43,263,243

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2015, the Fund’s investment adviser fee amounted to $5,854,252 or 0.64% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2015, the administration fee amounted to $1,375,021. On November 16, 2015, the Board of Trustees approved a sub-advisory agreement between EVM and Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., with respect to the Fund. EVM will pay EVMI a portion of its advisory fees for sub-advisory services provided to the Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $23,729 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $65,499 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

During the year ended October 31, 2015, EVM reimbursed the Fund $2,998 for a trading error. The reimbursement by EVM of such amount was less than $0.01 per share and had no impact on total return.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $1,147,340 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $180,599 and $2,382,150 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $60,200 and $794,050 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

22

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $1,000, $16,000 and $7,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,198,237,925 and $1,265,855,549, respectively, for the year ended October 31, 2015.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	2,979,721	3,378,298
Issued to shareholders electing to receive payments of distributions in Fund shares	1,384,726	1,466,576
Redemptions	(7,294,319)	(9,644,741)
Exchange from Class B shares	655,900	740,376

Net decrease	(2,273,972)	(4,059,491)

	Year Ended October 31,
Class B	2015	2014

Sales	32,641	45,840
Issued to shareholders electing to receive payments of distributions in Fund shares	48,887	73,625
Redemptions	(389,699)	(639,403)
Exchange to Class A shares	(657,283)	(741,978)

Net decrease	(965,454)	(1,261,916)

	Year Ended October 31,
Class C	2015	2014

Sales	1,531,703	1,768,792
Issued to shareholders electing to receive payments of distributions in Fund shares	673,227	701,774
Redemptions	(4,185,067)	(4,897,144)

Net decrease	(1,980,137)	(2,426,578)

23

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2015	2014

Sales	2,945,279	3,276,714
Issued to shareholders electing to receive payments of distributions in Fund shares	303,620	274,692
Redemptions	(2,777,811)	(2,594,175)

Net increase	471,088	957,231

8  Restricted Securities

At October 31, 2015, the Fund owned the following security (representing 1.1% of net assets) which was acquired in a private offering to qualified institutional investors and was restricted as to public resale and not registered under the Securities Act of 1933. The Fund is restricted from selling these shares until December 4, 2015, after which time the shares can be sold under an available exemption from the registration requirements under the Securities Act of 1933, as amended. The unit cost of the shares purchased (excluding the cost to mandatorily exercise rights in a subsequent rights offering) is 94.5% of the volume weighted average price of unrestricted shares of the same issuer on the date of acquisition. Restricted securities are valued pursuant to Note 1A.

Description	Date of Acquisition	Shares	Cost	Value

Common Stock
Credit Suisse Group AG	10/21/15	424,038	$9,743,561	$10,193,786

Total Restricted Securities			$9,743,561	$10,193,786

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 2015, there were no obligations outstanding under these financial instruments.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts during the year ended October 31, 2015.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2015, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

24

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Notes to Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(1,185,588)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was approximately $52,820,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Notes to Financial Statements — continued

At October 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$60,271,353	$54,375,389		$—	$114,646,742
Consumer Staples	49,807,991	56,461,963		—	106,269,954
Energy	49,053,495	11,777,490		—	60,830,985
Financials	77,269,406	77,348,462		—	154,617,868
Health Care	54,452,378	35,753,100		—	90,205,478
Industrials	51,237,934	31,823,621		—	83,061,555
Information Technology	106,023,719	3,575,022		—	109,598,741
Telecommunication Services	—	36,190,735		—	36,190,735
Utilities	14,796,458	11,320,005		—	26,116,463

Total Common Stocks	$462,912,734	$318,625,787	*	$—	$781,538,521

Preferred Stocks
Consumer Staples	$—	$2,960,668		$—	$2,960,668
Energy	—	2,557,352		—	2,557,352
Financials	13,780,544	27,978,596		—	41,759,140
Industrials	—	1,209,311		—	1,209,311
Utilities	1,642,334	1,350,512		—	2,992,846

Total Preferred Stocks	$15,422,878	$36,056,439		$—	$51,479,317

Corporate Bonds & Notes	$—	$30,110,621		$—	$30,110,621
Exchange-Traded Funds	7,945,784	—		—	7,945,784
Rights	—	67		—	67
Short-Term Investments	—	19,494,781		—	19,494,781

Total Investments	$486,281,396	$404,287,695		$—	$890,569,091

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

26

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2015

27

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2015, the Fund designates approximately $40,149,856, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 38.02% qualifies for the corporate dividends received deduction.

28

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

29

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.
James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Management (International) Limited

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857 10.31.15

Eaton Vance

Tax-Managed Multi-Cap

Growth Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 29

Federal Tax Information	18

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major U.S. stock indices delivered gains for the 12 months ended October 31, 2015, as a late-period rally helped U.S. stocks overcome earlier losses.

After opening the period on a choppy note, U.S. stocks rebounded in the final weeks of 2014, buoyed by positive economic data and the U.S. Federal Reserve (the Fed) ending its bond-buying stimulus program. In the first quarter of 2015, harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted U.S. economic growth. Although an improving job market and rising retail sales helped the U.S. economy regain some momentum, weakness persisted in certain areas, such as factory output. The uneven pattern of economic growth led the Fed to reassure investors in mid-June 2015 that eventual interest-rate hikes would be gradual and would proceed slowly. U.S. stocks rose following the Fed’s reassurance, with the technology-laden NASDAQ Composite Index2 reaching a new record high. Subsequently, however, the mounting Greek debt crisis and signs of economic weakness in China sent U.S. stocks lower. U.S. equity markets dropped in August 2015 on growing concerns about China and the timing of the Fed’s first rate hike. U.S. stocks fell further in September 2015 after the Fed decided to leave interest rates unchanged, but a strong late-period rally sparked by new stimulus measures in China and Europe helped U.S. stocks recoup their previous losses.

The blue-chip Dow Jones Industrial Average rose 4.06% for the 12-month period, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 5.20%. The NASDAQ Composite Index finished the period up 10.39%. Large-cap U.S. stocks (as measured by the Russell 1000® Index) generally fared better than their small-cap counterparts (as measured by the Russell 2000® Index). Growth stocks as a group outpaced value stocks in both the large- and small-cap categories.

Fund Performance

For the 12-month period ended October 31, 2015, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) had a total return of 8.05% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the Russell 3000® Growth Index (the Index), which returned 8.72% for the same period.

The Fund underperformed the Index for the period due largely to stock selection. Six of the 10 economic sectors represented in the Index delivered positive returns for the period, while the Fund had positive returns in four of the eight sectors in which it was invested.

Health care was the Fund’s worst-performing sector versus the Index for the period. This was due to stock selection in the sector, particularly within the health care providers & services industry. Among the Fund’s poorest-performing individual stocks versus the Index was outpatient surgery provider AmSurg Corp. after the market reacted negatively to a proposed acquisition. Also within health care, the Fund’s holdings in the pharmaceuticals industry hampered Fund performance versus the Index amid regulatory concerns over high drug prices. The consumer staples sector also detracted from Fund performance versus the Index. This was due to both stock selection and an underweight in the outperforming sector. Among the Fund’s weakest-performing stocks versus the Index was Sprouts Farmers Market, Inc., a specialty food retailer that faced increased competition and product pricing pressures during the period. Stock selection in the industrials sector was a further drag on Fund performance relative to the Index. Within the sector, equipment rental leader United Rentals, Inc., part of the trading companies & distributors industry, was the Fund’s poorest-performing stock versus the Index, as a slowdown in oil and gas drilling hurt the company’s business results. Also within industrials, machinery firm Colfax Corp. (which was sold during the period) was among the Fund’s weakest stocks versus the Index, beset by a slowing industrial economy.

On the positive side, consumer discretionary was the Fund’s top-performing sector versus the Index for the period. This was due to stock selection. The Fund’s best-performing individual stock versus the Index was Amazon.com, Inc., which benefited from an increasing shift to online shopping and growth of its cloud computing services during the period. Movie rental giant Netflix, Inc. was also among the Fund’s leading stocks versus the Index, driven by accelerating growth of its online streaming service. Two companies in the specialty retail industry also contributed to the Fund’s performance relative to the Index — mattress-maker Tempur Sealy International, Inc., which gained market share, and Tractor Supply Co., which benefited from a growing market for rural lifestyle products. Stock selection and an overweight in the outperforming information technology sector further aided Fund performance relative to the Index. Among the Fund’s strongest-performing stocks versus the Index were social media giant Facebook, Inc., which saw rising advertising revenues during the period, and two companies in the semiconductor & semiconductor equipment industry — Avago Technologies, Ltd. and Monolithic Power Systems, Inc. Also contributing to Fund performance versus the Index were the Fund’s lack of exposure to the underperforming telecommunication services sector and its underweight in the lagging energy sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	8.05%	12.39%	8.89%
Class A with 5.75% Maximum Sales Charge	—	—	1.83	11.07	8.25
Class B at NAV	07/10/2000	07/10/2000	7.23	11.55	8.07
Class B with 5% Maximum Sales Charge	—	—	2.23	11.29	8.07
Class C at NAV	07/10/2000	07/10/2000	7.22	11.55	8.08
Class C with 1% Maximum Sales Charge	—	—	6.22	11.55	8.08
Russell 3000® Growth Index	—	—	8.72%	15.15%	9.05%
S&P 500 Index	—	—	5.20	14.32	7.84

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	06/30/2000	06/30/2000	1.83%	11.07%	7.88%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	1.03	8.82	6.71
Class B After Taxes on Distributions	07/10/2000	07/10/2000	2.23	11.29	7.71
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	1.26	9.01	6.58
Class C After Taxes on Distributions	07/10/2000	07/10/2000	6.22	11.55	7.71
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	3.52	9.22	6.58

% Total Annual Operating Expense Ratios[4]			Class A	Class B	Class C
Gross			1.42%	2.17%	2.17%
Net			1.40	2.15	2.15

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2005	$21,735	N.A.
Class C	$10,000	10/31/2005	$21,749	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	5.7%

Amazon.com, Inc.	4.2

Facebook, Inc., Class A	3.2

Alphabet, Inc., Class A	2.6

Visa, Inc., Class A	2.6

Alphabet, Inc., Class C	2.5

Celgene Corp.	2.5

Priceline Group, Inc. (The)	2.4

Gilead Sciences, Inc.	2.3

Walt Disney Co. (The)	2.1
Total	30.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 3000® Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/29/16. Without the reimbursement, if applicable, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,014.80	$7.11	**	1.40%
Class B	$1,000.00	$1,010.30	$10.89	**	2.15%
Class C	$1,000.00	$1,010.80	$10.90	**	2.15%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12	**	1.40%
Class B	$1,000.00	$1,014.40	$10.92	**	2.15%
Class C	$1,000.00	$1,014.40	$10.92	**	2.15%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $47,329,831)	$71,342,599
Receivable for Fund shares sold	4,251
Total assets	$71,346,850

Liabilities
Payable for Fund shares redeemed	$29,651
Payable to affiliates:
Administration fee	8,761
Distribution and service fees	29,249
Trustees’ fees	42
Other	44
Accrued expenses	41,593
Total liabilities	$109,340
Net Assets	$71,237,510

Sources of Net Assets
Paid-in capital	$53,571,304
Accumulated net realized loss from Portfolio	(5,839,581)
Accumulated net investment loss	(506,981)
Net unrealized appreciation from Portfolio	24,012,768
Total	$71,237,510

Class A Shares
Net Assets	$47,312,685
Shares Outstanding	2,231,758
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$21.20
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$22.49

Class B Shares
Net Assets	$1,568,456
Shares Outstanding	83,944
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.68

Class C Shares
Net Assets	$22,356,369
Shares Outstanding	1,194,768
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.71

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends allocated from Portfolio (net of foreign taxes, $19,736)	$539,467
Interest allocated from Portfolio	2,300
Expenses allocated from Portfolio	(499,135)
Total investment income from Portfolio	$42,632

Expenses
Administration fee	$102,500
Distribution and service fees
Class A	113,739
Class B	20,223
Class C	208,156
Trustees’ fees and expenses	500
Custodian fee	13,933
Transfer and dividend disbursing agent fees	67,747
Legal and accounting services	22,787
Printing and postage	17,202
Registration fees	48,153
Miscellaneous	11,233
Total expenses	$626,173

Net investment loss	$(583,541)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$1,303,547
Net realized gain	$1,303,547
Change in unrealized appreciation (depreciation) —
Investments	$4,336,942
Net change in unrealized appreciation (depreciation)	$4,336,942

Net realized and unrealized gain	$5,640,489

Net increase in net assets from operations	$5,056,948

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment loss	$(583,541)	$(594,331)
Net realized gain from investment transactions and written options	1,303,547	3,011,215
Net change in unrealized appreciation (depreciation) from investments and written options	4,336,942	3,460,825
Net increase in net assets from operations	$5,056,948	$5,877,709
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,224,803	$2,902,394
Class B	48,031	25,604
Class C	3,735,515	2,243,815
Cost of shares redeemed
Class A	(4,773,287)	(4,418,420)
Class B	(371,337)	(322,805)
Class C	(2,729,451)	(2,069,373)
Net asset value of shares exchanged
Class A	745,154	291,576
Class B	(745,154)	(291,576)
Net increase (decrease) in net assets from Fund share transactions	$134,274	$(1,638,785)

Net increase in net assets	$5,191,222	$4,238,924

Net Assets
At beginning of year	$66,046,288	$61,807,364
At end of year	$71,237,510	$66,046,288

Accumulated net investment loss included in net assets
At end of year	$(506,981)	$(508,420)

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014		2013		2012	2011
Net asset value — Beginning of year	$19.620	$17.850		$13.900		$12.740	$11.810

Income (Loss) From Operations
Net investment loss(1)	$(0.124)	$(0.126)		$(0.086)		$(0.111)	$(0.084	)(2)
Net realized and unrealized gain	1.704	1.896		4.036		1.271	1.014

Total income from operations	$1.580	$1.770		$3.950		$1.160	$0.930

Net asset value — End of year	$21.200	$19.620		$17.850		$13.900	$12.740

Total Return(3)	8.05%	9.92%		28.42%		9.11%	7.78%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$47,313	$43,667		$40,895		$36,579	$38,582
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.40%	1.40	%(6)	1.43	%(6)	1.50%	1.48%
Net investment loss	(0.60)%	(0.67)%		(0.56)%		(0.81)%	(0.65	)%(2)
Portfolio Turnover of the Portfolio	26%	29%		68%		83%	139%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.027 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.85)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The administrator reimbursed certain operating expenses (equal to 0.02% and 0.09% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would have been lower.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015	2014		2013		2012	2011
Net asset value — Beginning of year	$17.420	$15.970		$12.530		$11.570	$10.810

Income (Loss) From Operations
Net investment loss(1)	$(0.244)	$(0.237)		$(0.182)		$(0.189)	$(0.164	)(2)
Net realized and unrealized gain	1.504	1.687		3.622		1.149	0.924

Total income from operations	$1.260	$1.450		$3.440		$0.960	$0.760

Net asset value — End of year	$18.680	$17.420		$15.970		$12.530	$11.570

Total Return(3)	7.23%	9.08%		27.45%		8.30%	7.03%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,568	$2,477		$2,831		$2,334	$3,340
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.15%	2.15	%(6)	2.18	%(6)	2.26%	2.23%
Net investment loss	(1.34)%	(1.42)%		(1.32)%		(1.54)%	(1.38	)%(2)
Portfolio Turnover of the Portfolio	26%	29%		68%		83%	139%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.026 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.60)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The administrator reimbursed certain operating expenses (equal to 0.02% and 0.09% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would have been lower.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014		2013		2012	2011
Net asset value — Beginning of year	$17.450	$16.000		$12.550		$11.580	$10.830

Income (Loss) From Operations
Net investment loss(1)	$(0.247)	$(0.238)		$(0.181)		$(0.194)	$(0.166	)(2)
Net realized and unrealized gain	1.507	1.688		3.631		1.164	0.916

Total income from operations	$1.260	$1.450		$3.450		$0.970	$0.750

Net asset value — End of year	$18.710	$17.450		$16.000		$12.550	$11.580

Total Return(3)	7.22%	9.06%		27.49%		8.38%	6.93%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,356	$19,902		$18,081		$15,549	$16,069
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.15%	2.15	%(6)	2.18	%(6)	2.25%	2.23%
Net investment loss	(1.35)%	(1.42)%		(1.31)%		(1.57)%	(1.39	)%(2)
Portfolio Turnover of the Portfolio	26%	29%		68%		83%	139%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.025 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.60)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The administrator reimbursed certain operating expenses (equal to 0.02% and 0.09% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would have been lower.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (56.6% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years).

13

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Notes to Financial Statements — continued

Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2015, accumulated net investment loss was decreased by $584,980 and paid-in capital was decreased by $584,980 due to differences between book and tax accounting, primarily for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforwards	$(4,645,702)
Late year ordinary losses	$(506,981)
Net unrealized appreciation	$22,818,889

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $4,645,702 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on October 31, 2017 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2015, capital loss carryforwards of $1,303,548 were utilized to offset net realized gains by the Fund.

Additionally, at October 31, 2015, the Fund had a late year ordinary loss of $506,981 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2015, the administration fee amounted to $102,500. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary expenses only) exceed 1.40%, 2.15% and 2.15% of the Fund’s average daily net assets for Class A, Class B and Class C, respectively. This agreement may be changed or terminated after February 29, 2016. Pursuant to this agreement, EVM reimbursed no expenses for the year ended October 31, 2015. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $9,943 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $10,038 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

14

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $113,739 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $15,167 and $156,117 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $5,056 and $52,039 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $1,000 and $2,000 of CDSCs paid by Class B and Class C shareholders, respectively, and less than $100 of CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,823,695 and $5,338,016, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	204,032	154,445
Redemptions	(233,800)	(234,887)
Exchange from Class B shares	35,676	15,629

Net increase (decrease)	5,908	(64,813)

	Year Ended October 31,
Class B	2015	2014

Sales	2,614	1,580
Redemptions	(20,536)	(19,099)
Exchange to Class A shares	(40,320)	(17,522)

Net decrease	(58,242)	(35,041)

15

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2015	2014

Sales	204,757	134,988
Redemptions	(150,767)	(124,596)

Net increase	53,990	10,392

16

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2015

17

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2015

Portfolio of Investments

Common Stocks — 98.3%

Security	Shares	Value

Aerospace & Defense — 2.6%
Precision Castparts Corp.	7,300	$1,684,913
Spirit AeroSystems Holdings, Inc., Class A(1)	29,182	1,539,059

		$3,223,972

Banks — 1.6%
Citigroup, Inc.	38,100	$2,025,777

		$2,025,777

Beverages — 2.7%
Anheuser-Busch InBev SA/NV ADR	12,700	$1,515,491
Constellation Brands, Inc., Class A	13,728	1,850,534

		$3,366,025

Biotechnology — 8.0%
Biogen, Inc.(1)	3,046	$884,894
Celgene Corp.(1)	25,644	3,146,775
Gilead Sciences, Inc.	26,792	2,897,019
Incyte Corp.(1)	9,923	1,166,250
Vertex Pharmaceuticals, Inc.(1)	16,369	2,041,869

		$10,136,807

Building Products — 1.5%
Fortune Brands Home & Security, Inc.	36,553	$1,912,818

		$1,912,818

Capital Markets — 2.3%
Affiliated Managers Group, Inc.(1)	6,300	$1,135,638
Charles Schwab Corp. (The)	58,000	1,770,160

		$2,905,798

Chemicals — 3.3%
Celanese Corp., Series A	16,700	$1,186,535
Monsanto Co.	21,739	2,026,510
Praxair, Inc.	8,900	988,701

		$4,201,746

Diversified Financial Services — 1.1%
McGraw Hill Financial, Inc.	15,085	$1,397,474

		$1,397,474

Security	Shares	Value

Electrical Equipment — 1.5%
AMETEK, Inc.	34,300	$1,880,326

		$1,880,326

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	5,796	$916,463
Sprouts Farmers Market, Inc.(1)	40,933	834,215

		$1,750,678

Food Products — 2.2%
Hain Celestial Group, Inc. (The)(1)	25,420	$1,267,187
Mondelez International, Inc., Class A	32,354	1,493,461

		$2,760,648

Health Care Equipment & Supplies — 3.8%
Cooper Cos., Inc. (The)	7,031	$1,071,243
Medtronic PLC	24,352	1,800,100
Stryker Corp.	20,400	1,950,648

		$4,821,991

Health Care Providers & Services — 1.3%
AmSurg Corp.(1)	22,966	$1,609,687

		$1,609,687

Health Care Technology — 1.0%
Cerner Corp.(1)	18,345	$1,216,090

		$1,216,090

Household Durables — 1.9%
Tempur Sealy International, Inc.(1)	30,888	$2,404,322

		$2,404,322

Household Products — 0.7%
Colgate-Palmolive Co.	14,200	$942,170

		$942,170

Internet & Catalog Retail — 8.5%
Amazon.com, Inc.(1)	8,529	$5,338,301
Netflix, Inc.(1)	22,400	2,427,712
Priceline Group, Inc. (The)(1)	2,043	2,971,012

		$10,737,025

19	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Internet Software & Services — 9.9%
Alphabet, Inc., Class A(1)	4,500	$3,318,255
Alphabet, Inc., Class C(1)	4,512	3,207,175
Facebook, Inc., Class A(1)	39,392	4,016,802
Twitter, Inc.(1)	67,999	1,935,251

		$12,477,483

IT Services — 3.9%
Fiserv, Inc.(1)	16,600	$1,602,066
Visa, Inc., Class A	42,000	3,258,360

		$4,860,426

Leisure Products — 1.8%
Brunswick Corp.	41,519	$2,234,137

		$2,234,137

Media — 3.5%
Comcast Corp., Class A	26,402	$1,653,293
Walt Disney Co. (The)	23,737	2,699,847

		$4,353,140

Multiline Retail — 1.6%
Dollar General Corp.	29,253	$1,982,476

		$1,982,476

Oil, Gas & Consumable Fuels — 1.1%
EOG Resources, Inc.	15,894	$1,364,500

		$1,364,500

Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	15,343	$1,234,498

		$1,234,498

Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	24,081	$1,588,142
Perrigo Co. PLC	14,967	2,360,895

		$3,949,037

Road & Rail — 0.9%
J.B. Hunt Transport Services, Inc.	14,100	$1,076,817

		$1,076,817

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 5.9%
Avago Technologies, Ltd.	21,771	$2,680,663
Monolithic Power Systems, Inc.	32,100	2,003,682
NXP Semiconductors NV(1)	20,785	1,628,505
Texas Instruments, Inc.	20,275	1,149,998

		$7,462,848

Software — 5.7%
Adobe Systems, Inc.(1)	24,954	$2,212,421
salesforce.com, inc.(1)	33,800	2,626,598
Tableau Software, Inc., Class A(1)	18,432	1,547,551
VMware, Inc., Class A(1)	14,200	854,130

		$7,240,700

Specialty Retail — 6.0%
Home Depot, Inc. (The)	19,402	$2,398,863
Signet Jewelers, Ltd.	9,002	1,358,762
TJX Cos., Inc. (The)	20,286	1,484,733
Tractor Supply Co.	25,600	2,365,184

		$7,607,542

Technology Hardware, Storage & Peripherals — 6.6%
Apple, Inc.	59,738	$7,138,691
EMC Corp.	44,805	1,174,787

		$8,313,478

Trading Companies & Distributors — 1.9%
United Rentals, Inc.(1)	19,100	$1,429,826
W.W. Grainger, Inc.	4,895	1,027,950

		$2,457,776

Total Common Stocks (identified cost $82,016,417)		$123,908,212

20	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2015

Portfolio of Investments — continued

Short-Term Investments — 1.8%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.20%(2)	$2,267	$2,266,550

Total Short-Term Investments (identified cost $2,266,550)		$2,266,550

Total Investments — 100.1% (identified cost $84,282,967)		$126,174,762

Other Assets, Less Liabilities — (0.1)%		$(71,023)

Net Assets — 100.0%		$126,103,739

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Abbreviations:

ADR	–	American Depositary Receipt

21	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $82,016,417)	$123,908,212
Affiliated investment, at value (identified cost, $2,266,550)	2,266,550
Dividends receivable	30,907
Interest receivable from affiliated investment	414
Tax reclaims receivable	9,959
Total assets	$126,216,042

Liabilities
Payable to affiliates:
Investment adviser fee	$67,237
Trustees’ fees	608
Accrued expenses	44,458
Total liabilities	$112,303
Net Assets applicable to investors’ interest in Portfolio	$126,103,739

Sources of Net Assets
Investors’ capital	$84,211,944
Net unrealized appreciation	41,891,795
Total	$126,103,739

22	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends (net of foreign taxes, $34,571)	$945,740
Interest allocated from affiliated investment	4,044
Expenses allocated from affiliated investment	(304)
Total investment income	$949,480

Expenses
Investment adviser fee	$780,160
Trustees’ fees and expenses	6,823
Custodian fee	48,389
Legal and accounting services	36,644
Miscellaneous	3,641
Total expenses	$875,657

Net investment income	$73,823

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,238,458
Investment transactions allocated from affiliated investment	3
Net realized gain	$2,238,461
Change in unrealized appreciation (depreciation) —
Investments	$7,611,629
Net change in unrealized appreciation (depreciation)	$7,611,629

Net realized and unrealized gain	$9,850,090

Net increase in net assets from operations	$9,923,913

23	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income (loss)	$73,823	$(10,813)
Net realized gain from investment transactions and written options	2,238,461	5,359,060
Net change in unrealized appreciation (depreciation) from investments and written options	7,611,629	5,860,345
Net increase in net assets from operations	$9,923,913	$11,208,592
Capital transactions —
Contributions	$8,359,799	$3,274,098
Withdrawals	(5,971,357)	(8,118,559)
Net increase (decrease) in net assets from capital transactions	$2,388,442	$(4,844,461)

Net increase in net assets	$12,312,355	$6,364,131

Net Assets
At beginning of year	$113,791,384	$107,427,253
At end of year	$126,103,739	$113,791,384

24	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.73%	0.73%	0.77%	0.77%	0.75%
Net investment income (loss)	0.06%	(0.01)%	0.10%	(0.08)%	0.08	%(2)
Portfolio Turnover	26%	29%	68%	83%	139%

Total Return	8.77%	10.64%	29.25%	9.90%	8.57%

Net assets, end of year (000’s omitted)	$126,104	$113,791	$107,427	$94,217	$103,821

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.21% of average daily net assets.

25	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 56.6% and 43.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

26

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2015

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the
By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $780,160 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $33,264,515 and $30,172,509, respectively, for the year ended October 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$84,302,076

Gross unrealized appreciation	$43,482,703
Gross unrealized depreciation	(1,610,017)

Net unrealized appreciation	$41,872,686

27

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2015

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$123,908,212	*	$—	$—	$123,908,212
Short-Term Investments	—		2,266,550	—	2,266,550

Total Investments	$123,908,212		$2,266,550	$—	$126,174,762

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2015

29

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

30

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	2002	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

31

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2015

Management and Organization — continued

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824    10.31.15

Eaton Vance

Tax-Managed Small-Cap Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Tax-Managed Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 29

Federal Tax Information	19

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major U.S. stock indices delivered gains for the 12 months ended October 31, 2015, as a late-period rally helped U.S. stocks overcome earlier losses.

After opening the period on a choppy note, U.S. stocks rebounded in the final weeks of 2014, buoyed by positive economic data and the U.S. Federal Reserve (the Fed) ending its bond-buying stimulus program. In the first quarter of 2015, harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted U.S. economic growth. Although an improving job market and rising retail sales helped the U.S. economy regain some momentum, weakness persisted in certain areas, such as factory output. The uneven pattern of economic growth led the Fed to reassure investors in mid-June 2015 that eventual interest-rate hikes would be gradual and would proceed slowly. U.S. stocks rose following the Fed’s reassurance, with the technology-laden NASDAQ Composite Index2 reaching a new record high. Subsequently, however, the mounting Greek debt crisis and signs of economic weakness in China sent U.S. stocks lower. U.S. equity markets dropped in August 2015 on growing concerns about China and the timing of the Fed’s first rate hike. U.S. stocks fell further in September 2015 after the Fed decided to leave interest rates unchanged, but a strong late-period rally sparked by new stimulus measures in China and Europe helped U.S. stocks recoup their previous losses.

The blue-chip Dow Jones Industrial Average rose 4.06% for the 12-month period, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 5.20%. The NASDAQ Composite Index finished the period up 10.39%. Large-cap U.S. stocks (as measured by the Russell 1000® Index) generally fared better than their small-cap counterparts (as measured by the Russell 2000® Index). Growth stocks as a group outpaced value stocks in both the large- and small-cap categories.

Fund Performance

For the 12-month period ended October 31, 2015, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) had a total return of 1.86% for Class A shares at net asset value (NAV), outperforming the Fund’s benchmark, the Russell 2000® Index (the Index), which returned 0.34% for the same period.

The Fund outperformed the Index for the period due largely to stock selection. Sector and industry allocation also contributed positively to the Fund’s performance versus the Index. Seven of the 10 economic sectors represented in the Index had positive returns for the period. The Fund recorded positive returns in six of the nine sectors in which it was invested.

The energy sector made the largest contribution to Fund performance versus the Index for the 12-month period.

In the oil & gas industry, PDC Energy, Inc., an exploration and production company, was one of the Fund’s top-performing individual stocks versus the Index, as the company benefited from sizable acreage holdings and strong balance sheet management during the period. The Fund’s lack of exposure to the weak-performing energy equipment & services industry also boosted Fund performance relative to the Index. Elsewhere, stock selection in the financials sector contributed to relative Fund performance. In the insurance industry, specialty property and casualty insurer HCC Insurance Holdings, Inc. was among the Fund’s strongest-performing stocks versus the Index after it was acquired during the period. Within the consumer staples sector, stock selection in the food products industry aided Fund performance relative to the Index. Pinnacle Foods, Inc. was one of the Fund’s leading stocks versus the Index, as the company benefited from acquisitions and market share gains from new product launches during the period. Overall, the Fund’s best-performing stock versus the Index was Cytec Industries, Inc., a manufacturer of advanced composite materials for aircraft, which outperformed early in the period and was later acquired.

Conversely, the industrials sector detracted the most from Fund performance versus the Index for the 12-month period. Several industrial companies were among the Fund’s worst-performing stocks relative to the Index, including home generator maker Generac Holdings, Inc.,7 which failed to meet performance expectations due to a lack of storm activity during the period. Stock selection in the information technology sector further detracted from relative Fund performance, particularly in the electronic equipment, instruments & components industry. Among the Fund’s weakest-performing stocks versus the Index was Belden, Inc., an equipment supplier to television stations, whose earnings suffered from weak capital spending within the industry during the period. The utilities sector also hurt relative Fund performance due to both stock selection and an underweight position in the sector. The Fund’s holding in solar- and wind-power producer NextEra Energy Partners LP7 dragged on relative Fund performance amid investor concerns about the alternative power industry’s finance structure and ability to maintain dividend yields during the period. Overall, the Fund’s poorest-performing stock versus the Index was off-price retailer Tuesday Morning Corp.,7 whose shares declined when the company’s financial results fell short of expectations.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Performance2,3

Portfolio Managers Nancy B. Tooke, CFA, J. Griffith Noble, CFA and Michael D. McLean, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/25/1997	09/25/1997	1.86%	10.80%	9.03%
Class A with 5.75% Maximum Sales Charge	—	—	–3.98	9.50	8.38
Class B at NAV	09/29/1997	09/29/1997	1.06	9.98	8.23
Class B with 5% Maximum Sales Charge	—	—	–3.89	9.70	8.23
Class C at NAV	09/29/1997	09/29/1997	1.11	9.98	8.22
Class C with 1% Maximum Sales Charge	—	—	0.12	9.98	8.22
Class I at NAV	10/01/2009	09/25/1997	2.09	11.08	9.20
Russell 2000® Index	—	—	0.34%	12.06%	7.47%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	09/25/1997	09/25/1997	–4.41%	9.40%	8.33%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–1.90	7.53	6.86
Class B After Taxes on Distributions	09/29/1997	09/29/1997	–4.40	9.59	8.17
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	–1.78	7.69	6.73
Class C After Taxes on Distributions	09/29/1997	09/29/1997	–0.39	9.86	8.17
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	0.49	7.92	6.73
Class I After Taxes on Distributions	10/01/2009	09/25/1997	1.64	10.99	9.15
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	1.55	8.83	7.57

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.19%	1.95%	1.94%	0.94%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2005	$22,060	N.A.
Class C	$10,000	10/31/2005	$22,045	N.A.
Class I	$250,000	10/31/2005	$602,850	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Euronet Worldwide, Inc.	2.9%

Balchem Corp.	2.7

Cytec Industries, Inc.	2.7

Mentor Graphics Corp.	2.4

Compass Minerals International, Inc.	2.3

ServiceMaster Global Holdings, Inc.	2.3

CubeSmart	2.2

ICU Medical, Inc.	2.2

West Pharmaceutical Services, Inc.	2.2

Cypress Semiconductor Corp.	2.1
Total	24.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Security was sold during the period.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$978.40	$5.98	1.20%
Class B	$1,000.00	$974.40	$9.70	1.95%
Class C	$1,000.00	$974.70	$9.71	1.95%
Class I	$1,000.00	$979.50	$4.74	0.95%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.11	1.20%
Class B	$1,000.00	$1,015.40	$9.91	1.95%
Class C	$1,000.00	$1,015.40	$9.91	1.95%
Class I	$1,000.00	$1,020.40	$4.84	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $97,845,569)	$117,508,469
Receivable for Fund shares sold	34,746
Total assets	$117,543,215

Liabilities
Payable for Fund shares redeemed	$27,603
Payable to affiliates:
Distribution and service fees	35,290
Trustees’ fees	42
Accrued expenses	56,951
Total liabilities	$119,886
Net Assets	$117,423,329

Sources of Net Assets
Paid-in capital	$89,760,787
Accumulated net realized gain from Portfolio	8,565,140
Accumulated net investment loss	(565,498)
Net unrealized appreciation from Portfolio	19,662,900
Total	$117,423,329

Class A Shares
Net Assets	$70,677,994
Shares Outstanding	2,945,235
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$24.00
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$25.46

Class B Shares
Net Assets	$776,324
Shares Outstanding	37,141
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$20.90

Class C Shares
Net Assets	$23,228,033
Shares Outstanding	1,115,893
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$20.82

Class I Shares
Net Assets	$22,740,978
Shares Outstanding	932,748
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$24.38

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends allocated from Portfolio	$1,173,291
Interest allocated from Portfolio	8,085
Expenses allocated from Portfolio	(841,927)
Total investment income from Portfolio	$339,449

Expenses
Distribution and service fees
Class A	$183,459
Class B	9,428
Class C	242,503
Trustees’ fees and expenses	500
Custodian fee	16,540
Transfer and dividend disbursing agent fees	141,140
Legal and accounting services	29,322
Printing and postage	25,174
Registration fees	67,373
Miscellaneous	13,286
Total expenses	$728,725

Net investment loss	$(389,276)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$6,054,073
Net realized gain	$6,054,073
Change in unrealized appreciation (depreciation) —
Investments	$(3,489,638)
Net change in unrealized appreciation (depreciation)	$(3,489,638)

Net realized and unrealized gain	$2,564,435

Net increase in net assets from operations	$2,175,159

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment loss	$(389,276)	$(506,193)
Net realized gain from investment transactions	6,054,073	13,446,652
Net change in unrealized appreciation (depreciation) from investments	(3,489,638)	(5,453,985)
Net increase in net assets from operations	$2,175,159	$7,486,474
Distributions to shareholders —
From net realized gain
Class A	$(1,350,485)	$—
Class B	(21,876)	—
Class C	(516,605)	—
Class I	(355,808)	—
Total distributions to shareholders	$(2,244,774)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,215,885	$5,468,024
Class B	114,159	75,486
Class C	1,131,471	653,631
Class I	11,151,648	5,816,746
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,256,201	—
Class B	21,451	—
Class C	452,598	—
Class I	230,616	—
Cost of shares redeemed
Class A	(7,403,452)	(11,562,559)
Class B	(155,021)	(360,988)
Class C	(2,075,381)	(2,312,610)
Class I	(3,228,021)	(3,500,076)
Net asset value of shares exchanged
Class A	283,536	286,797
Class B	(283,536)	(286,797)
Net increase (decrease) in net assets from Fund share transactions	$7,712,154	$(5,722,346)

Net increase in net assets	$7,642,539	$1,764,128

Net Assets
At beginning of year	$109,780,790	$108,016,662
At end of year	$117,423,329	$109,780,790

Accumulated net investment loss included in net assets
At end of year	$(565,498)	$(640,547)

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014	2013		2012	2011
Net asset value — Beginning of year	$24.010	$22.380	$16.930		$15.340	$14.640

Income (Loss) From Operations
Net investment loss(1)	$(0.051)	$(0.075)	$(0.001)		$(0.048)	$(0.110)
Net realized and unrealized gain	0.497	1.705	5.451		1.638	0.810

Total income from operations	$0.446	$1.630	$5.450		$1.590	$0.700

Less Distributions
From net realized gain	$(0.456)	$—	$—		$—	$—

Total distributions	$(0.456)	$—	$—		$—	$—

Net asset value — End of year	$24.000	$24.010	$22.380		$16.930	$15.340

Total Return(2)	1.86%	7.33%	32.21%		10.30%	4.78%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$70,678	$70,315	$71,056		$64,346	$87,192
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.19%	1.19%	1.27%		1.25%	1.23%
Net investment loss	(0.21)%	(0.32)%	(0.00	)%(5)	(0.30)%	(0.67)%
Portfolio Turnover of the Portfolio	73%	58%	39%		57%	89%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Amount is less than (0.005)%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$21.130	$19.840	$15.120	$13.800	$13.270

Income (Loss) From Operations
Net investment loss(1)	$(0.200)	$(0.219)	$(0.125)	$(0.151)	$(0.209)
Net realized and unrealized gain	0.426	1.509	4.845	1.471	0.739

Total income from operations	$0.226	$1.290	$4.720	$1.320	$0.530

Less Distributions
From net realized gain	$(0.456)	$—	$—	$—	$—

Total distributions	$(0.456)	$—	$—	$—	$—

Net asset value — End of year	$20.900	$21.130	$19.840	$15.120	$13.800

Total Return(2)	1.06%	6.50%	31.22%	9.57%	3.99%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$776	$1,078	$1,562	$1,625	$2,660
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.94%	1.95%	2.02%	2.00%	1.98%
Net investment loss	(0.93)%	(1.07)%	(0.73)%	(1.04)%	(1.41)%
Portfolio Turnover of the Portfolio	73%	58%	39%	57%	89%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$21.040	$19.760	$15.060	$13.750	$13.220

Income (Loss) From Operations
Net investment loss(1)	$(0.205)	$(0.219)	$(0.130)	$(0.154)	$(0.209)
Net realized and unrealized gain	0.441	1.499	4.830	1.464	0.739

Total income from operations	$0.236	$1.280	$4.700	$1.310	$0.530

Less Distributions
From net realized gain	$(0.456)	$—	$—	$—	$—

Total distributions	$(0.456)	$—	$—	$—	$—

Net asset value — End of year	$20.820	$21.040	$19.760	$15.060	$13.750

Total Return(2)	1.11%	6.53%	31.23%	9.45%	4.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,228	$23,936	$24,075	$20,732	$22,593
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.94%	1.94%	2.02%	2.00%	1.98%
Net investment loss	(0.96)%	(1.07)%	(0.76)%	(1.06)%	(1.42)%
Portfolio Turnover of the Portfolio	73%	58%	39%	57%	89%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$24.330	$22.620	$17.060	$15.420	$14.680

Income (Loss) From Operations
Net investment income (loss)(1)	$0.005	$(0.020)	$0.049	$(0.013)	$(0.068)
Net realized and unrealized gain	0.501	1.730	5.511	1.653	0.808

Total income from operations	$0.506	$1.710	$5.560	$1.640	$0.740

Less Distributions
From net realized gain	$(0.456)	$—	$—	$—	$—

Total distributions	$(0.456)	$—	$—	$—	$—

Net asset value — End of year	$24.380	$24.330	$22.620	$17.060	$15.420

Total Return(2)	2.09%	7.61%	32.53%	10.64%	5.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,741	$14,452	$11,324	$10,931	$11,692
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.94%	0.94%	1.02%	1.00%	0.98%
Net investment income (loss)	0.02%	(0.09)%	0.25%	(0.08)%	(0.41)%
Portfolio Turnover of the Portfolio	73%	58%	39%	57%	89%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (71.1% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

14

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Notes to Financial Statements — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Long-term capital gains	$2,244,774	$—

During the year ended October 31, 2015, accumulated net realized gain was decreased by $140,892, accumulated net investment loss was decreased by $464,325 and paid-in capital was decreased by $323,433 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$5,867,886
Late year ordinary losses	$(565,498)
Net unrealized appreciation	$22,360,154

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

At October 31, 2015, the Fund had a late year ordinary loss of $565,498 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $19,666 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,555 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $183,459 for Class A shares.

15

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $7,071 and $181,877 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $2,357 and $60,626 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2015, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders and approximately $200 and $200 of CDSCs paid by Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $13,276,374 and $8,447,658, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	254,807	234,841
Issued to shareholders electing to receive payments of distributions in Fund shares	52,451	—
Redemptions	(302,174)	(493,501)
Exchange from Class B shares	11,461	12,262

Net increase (decrease)	16,545	(246,398)

	Year Ended October 31,
Class B	2015	2014

Sales	5,376	3,704
Issued to shareholders electing to receive payments of distributions in Fund shares	1,022	—
Redemptions	(7,187)	(17,516)
Exchange to Class A shares	(13,090)	(13,886)

Net decrease	(13,879)	(27,698)

16

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2015	2014

Sales	53,077	32,230
Issued to shareholders electing to receive payments of distributions in Fund shares	21,645	—
Redemptions	(96,497)	(112,949)

Net decrease	(21,775)	(80,719)

	Year Ended October 31,
Class I	2015	2014

Sales	456,008	244,630
Issued to shareholders electing to receive payments of distributions in Fund shares	9,498	—
Redemptions	(126,867)	(151,128)

Net increase	338,639	93,502

17

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2015

18

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $6,112,994 or, if subsequently determined to be different, the net capital gain of such year.

19

Tax-Managed Small-Cap Portfolio

October 31, 2015

Portfolio of Investments

Common Stocks — 97.2%

Security	Shares	Value

Aerospace & Defense — 2.0%
Hexcel Corp.	71,410	$3,307,711

		$3,307,711

Banks — 9.4%
Bank of the Ozarks, Inc.	35,760	$1,788,715
BankUnited, Inc.	89,610	3,331,700
Eagle Bancorp, Inc.(1)	26,470	1,259,972
FCB Financial Holdings, Inc., Class A(1)	20,540	730,402
PacWest Bancorp	55,710	2,509,178
PrivateBancorp, Inc.	73,680	3,082,035
Signature Bank(1)	19,140	2,850,329

		$15,552,331

Building Products — 1.6%
Armstrong World Industries, Inc.(1)	52,890	$2,624,402

		$2,624,402

Capital Markets — 2.0%
Lazard, Ltd., Class A	72,200	$3,344,304

		$3,344,304

Chemicals — 5.4%
Balchem Corp.	66,310	$4,528,973
Cytec Industries, Inc.	60,220	4,481,572

		$9,010,545

Commercial Services & Supplies — 4.1%
Interface, Inc.	169,530	$3,314,311
Team, Inc.(1)	99,191	3,471,685

		$6,785,996

Communications Equipment — 1.9%
Infinera Corp.(1)	159,180	$3,145,397

		$3,145,397

Diversified Consumer Services — 2.3%
ServiceMaster Global Holdings, Inc.(1)	104,746	$3,734,195

		$3,734,195

Security	Shares	Value

Electronic Equipment, Instruments & Components — 2.0%
FEI Co.	45,150	$3,259,378

		$3,259,378

Food & Staples Retailing — 3.6%
Sprouts Farmers Market, Inc.(1)	138,840	$2,829,559
United Natural Foods, Inc.(1)	61,828	3,119,223

		$5,948,782

Food Products — 2.1%
Pinnacle Foods, Inc.	77,400	$3,411,792

		$3,411,792

Health Care Equipment & Supplies — 12.4%
Alere, Inc.(1)	64,080	$2,955,370
Analogic Corp.	16,446	1,440,999
Greatbatch, Inc.(1)	47,710	2,550,099
Hill-Rom Holdings, Inc.	56,490	2,976,458
ICU Medical, Inc.(1)	33,730	3,709,288
Integra LifeSciences Holdings Corp.(1)	56,100	3,341,877
West Pharmaceutical Services, Inc.	59,510	3,571,195

		$20,545,286

Health Care Providers & Services — 2.4%
AmSurg Corp.(1)	37,948	$2,659,776
Team Health Holdings, Inc.(1)	22,660	1,352,122

		$4,011,898

Hotels, Restaurants & Leisure — 2.0%
ClubCorp Holdings, Inc.	118,190	$2,415,804
Krispy Kreme Doughnuts, Inc.(1)	70,513	965,323

		$3,381,127

Household Durables — 2.1%
Tempur Sealy International, Inc.(1)	43,770	$3,407,057

		$3,407,057

Household Products — 2.0%
Church & Dwight Co., Inc.	38,060	$3,276,585

		$3,276,585

Insurance — 4.8%
AMERISAFE, Inc.	9,442	$516,761
First American Financial Corp.	73,180	2,790,353

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)
Horace Mann Educators Corp.	75,470	$2,584,093
Stewart Information Services Corp.	50,930	2,045,858

		$7,937,065

IT Services — 5.0%
Black Knight Financial Services, Inc., Class A(1)	13,382	$482,153
Cardtronics, Inc.(1)	90,090	3,108,105
Euronet Worldwide, Inc.(1)	58,770	4,715,705

		$8,305,963

Leisure Products — 2.0%
Vista Outdoor, Inc.(1)	73,740	$3,297,653

		$3,297,653

Machinery — 2.1%
RBC Bearings, Inc.(1)	50,322	$3,441,522

		$3,441,522

Marine — 1.6%
Kirby Corp.(1)	39,640	$2,588,096

		$2,588,096

Metals & Mining — 2.3%
Compass Minerals International, Inc.	47,530	$3,861,337

		$3,861,337

Oil, Gas & Consumable Fuels — 4.8%
Diamondback Energy, Inc.(1)	37,780	$2,789,675
PDC Energy, Inc.(1)	56,380	3,401,969
Rice Energy, Inc.(1)	111,710	1,704,695

		$7,896,339

Real Estate Investment Trusts (REITs) — 3.9%
CubeSmart	133,570	$3,715,917
Post Properties, Inc.	45,570	2,722,352

		$6,438,269

Semiconductors & Semiconductor Equipment — 4.7%
Cirrus Logic, Inc.(1)	52,812	$1,628,194
Cypress Semiconductor Corp.(1)	334,920	3,530,057
MA-COM Technology Solutions Holdings, Inc.(1)	75,498	2,547,302

		$7,705,553

Security	Shares	Value

Software — 5.8%
Mentor Graphics Corp.	144,420	$3,928,224
Verint Systems, Inc.(1)	73,370	3,490,945
Workiva, Inc.(1)	128,280	2,126,882

		$9,546,051

Specialty Retail — 1.7%
Restoration Hardware Holdings, Inc.(1)	27,578	$2,843,016

		$2,843,016

Thrifts & Mortgage Finance — 1.2%
MGIC Investment Corp.(1)	213,420	$2,006,148

		$2,006,148

Total Common Stocks (identified cost $126,042,319)		$160,613,798

Short-Term Investments — 4.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(2)	$7,758	$7,758,493

Total Short-Term Investments (identified cost $7,758,493)		$7,758,493

Total Investments — 101.9% (identified cost $133,800,812)		$168,372,291

Other Assets, Less Liabilities — (1.9)%		$(3,161,117)

Net Assets — 100.0%		$165,211,174

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $126,042,319)	$160,613,798
Affiliated investment, at value (identified cost, $7,758,493)	7,758,493
Dividends receivable	39,552
Interest receivable from affiliated investment	1,184
Receivable for investments sold	508,279
Total assets	$168,921,306

Liabilities
Payable for investments purchased	$3,574,019
Payable to affiliates:
Investment adviser fee	87,296
Trustees’ fees	843
Accrued expenses	47,974
Total liabilities	$3,710,132
Net Assets applicable to investors’ interest in Portfolio	$165,211,174

Sources of Net Assets
Investors’ capital	$130,639,695
Net unrealized appreciation	34,571,479
Total	$165,211,174

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends	$1,627,070
Interest allocated from affiliated investment	11,251
Expenses allocated from affiliated investment	(917)
Total investment income	$1,637,404

Expenses
Investment adviser fee	$1,050,636
Trustees’ fees and expenses	9,424
Custodian fee	61,151
Legal and accounting services	39,250
Miscellaneous	7,762
Total expenses	$1,168,223

Net investment income	$469,181

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$8,032,166
Investment transactions allocated from affiliated investment	16
Net realized gain	$8,032,182
Change in unrealized appreciation (depreciation) —
Investments	$(4,692,699)
Net change in unrealized appreciation (depreciation)	$(4,692,699)

Net realized and unrealized gain	$3,339,483

Net increase in net assets from operations	$3,808,664

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$469,181	$258,810
Net realized gain from investment transactions	8,032,182	18,491,021
Net change in unrealized appreciation (depreciation) from investments	(4,692,699)	(7,410,304)
Net increase in net assets from operations	$3,808,664	$11,339,527
Capital transactions —
Contributions	$17,235,520	$3,888,415
Withdrawals	(9,034,085)	(10,642,912)
Net increase (decrease) in net assets from capital transactions	$8,201,435	$(6,754,497)

Net increase in net assets	$12,010,099	$4,585,030

Net Assets
At beginning of year	$153,201,075	$148,616,045
At end of year	$165,211,174	$153,201,075

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.70%	0.69%	0.72%	0.73%	0.72%
Net investment income (loss)	0.28%	0.17%	0.55%	0.22%	(0.15)%
Portfolio Turnover	73%	58%	39%	57%	89%

Total Return	2.35%	7.87%	32.92%	10.87%	5.31%

Net assets, end of year (000’s omitted)	$165,211	$153,201	$148,616	$135,796	$165,795

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

25	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2015

Notes to Financial Statements

1   Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 71.1% and 28.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of

26

Tax-Managed Small-Cap Portfolio

October 31, 2015

Notes to Financial Statements — continued

liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $1,050,636 or 0.625% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $127,819,603 and $118,064,256, respectively, for the year ended October 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$133,687,202

Gross unrealized appreciation	$36,796,306
Gross unrealized depreciation	(2,111,217)

Net unrealized appreciation	$34,685,089

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

27

Tax-Managed Small-Cap Portfolio

October 31, 2015

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$160,613,798	*	$—	$—	$160,613,798
Short-Term Investments	—		7,758,493	—	7,758,493

Total Investments	$160,613,798		$7,758,493	$—	$168,372,291

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Tax-Managed Small-Cap Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2015

29

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees
Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

30

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Nancy B. Tooke 1946	President of the Portfolio	2006	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and

31

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2015

Management and Organization — continued

Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130    10.31.15

Eaton Vance

Tax-Managed Global Small-Cap Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Tax-Managed Global Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 32

Federal Tax Information	18

Special Meeting of Shareholders	33

Management and Organization	34

Important Notices	37

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock market indices delivered mixed returns for the 12-month period ended October 31, 2015, after a late-period rally helped some markets overcome earlier losses.

In the U.S., harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted economic growth in early 2015. However, after opening the period in a choppy pattern, global stocks began an upward move in January that more or less continued into the spring months. European stocks, in particular, gained momentum after the European Central Bank stepped up its economic stimulus measures.

Many global equity markets drew confidence from the U.S. Federal Reserve (the Fed)’s reassurance in mid-June 2015 that eventual U.S. interest-rate hikes would be gradual and would proceed slowly. Subsequently, however, the mounting Greek debt crisis and signs of economic weakness in China sent stock markets lower worldwide. In August 2015, many global equity markets dropped on growing concerns about China’s economic slowdown and the timing of the Fed’s first rate hike. Many global markets fell further in September 2015 after the Fed decided to leave U.S. interest rates unchanged, but a broad late-period rally sparked by new stimulus measures in China and Europe helped many markets recoup most of their previous losses.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, rose 1.77%. Restrained by the strong U.S. dollar, the MSCI EAFE Index of developed-market international equities declined 0.07%. The MSCI Emerging Markets Index lost 14.53%, reflecting slowing economic growth and the impact of the strong U.S. dollar. In the U.S., the blue-chip Dow Jones Industrial Average rose 4.06%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 5.20%.

Fund Performance

For the 12-month period ended October 31, 2015, Eaton Vance Tax-Managed Global Small-Cap Fund (the Fund) had a total return of -4.62% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI World Small Cap Index (the Index), which returned 2.15% for the same period.

Previously named Eaton Vance Tax-Managed Small-Cap Value Fund, the Fund changed its name, investment objective and benchmark Index on August 7, 2015. The Fund now seeks long-term, after-tax returns through a portfolio of global small-cap stocks. This management discussion of Fund performance describes the Fund’s performance before and after these changes.

For the period from November 1, 2014 through August 6, 2015, the Fund returned -1.28% for Class A shares at NAV,

underperforming the Fund’s benchmark during this time, the Russell 2000® Value Index (R2000 Value), which returned -1.26% for the same period.

Stock selection in the financials sector, notably in the banks and insurance industries, detracted from Fund performance versus the R2000 Value for this period, as did the Fund’s underweight position in the sector. Stock selection in the consumer staples sector, particularly the food products industry, also hurt Fund performance relative to the R2000 Value. The consumer discretionary sector further detracted from Fund performance versus the R2000 Value. This was due primarily to stock selection, notably in the textiles, apparel & luxury goods industry.

On the positive side, the information technology sector contributed to the Fund’s performance versus the R2000 Value for this period. This was due largely to stock selection. Within the sector, the semiconductor & semiconductor equipment industry delivered a notable contribution to Fund performance versus the R2000 Value, as did the software industry. In the health care sector, the Fund’s overweight position and stock selection aided Fund performance versus the R2000 Value, especially in the pharmaceutical industry. Stock selection in the materials sector also helped Fund performance versus the R2000 Value for this period.

For the period from August 7, 2015 through October 31, 2015, the Fund returned -3.39% for Class A shares at NAV, underperforming the Index, which returned -3.18% for the same period.

The industrials sector was the largest detractor from Fund performance relative to the Index for this period. This was due largely to stock selection. In the utilities sector, the Fund’s underweight position hampered relative Fund performance, as this sector outperformed the overall Index. The Fund’s lack of exposure to the telecommunication services sector also detracted from relative Fund performance, as this sector also outperformed the Index for this period.

On the positive side, health care was the Fund’s top-performing sector versus the Index for this period, thanks to stock selection. Within the sector, the Fund’s strong-performing industries versus the Index included health care equipment & supplies and health care providers & services. Stock selection in the financials sector also contributed to relative Fund performance versus the Index, particularly in the insurance industry. The energy sector also added to relative Fund performance during this period, due largely to stock selection in the oil, gas & consumable fuels industry.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Performance2,3

Portfolio Managers Aidan M. Farrell, of Eaton Vance Management (International) Limited; Patrick J. O’Brien

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	–4.62%	10.48%	7.23%
Class A with 5.75% Maximum Sales Charge	—	—	–10.12	9.18	6.60
Class C at NAV	03/04/2002	03/04/2002	–5.38	9.66	6.44
Class C with 1% Maximum Sales Charge	—	—	–6.24	9.66	6.44
Class I at NAV	10/01/2009	03/04/2002	–4.43	10.75	7.40
MSCI World Small Cap Index	—	—	2.15%	9.90%	7.02%
Russell 2000® Value Index	—	—	–2.88	10.53	6.19

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	–11.80%	7.72%	5.54%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–4.25	7.35	5.39
Class C After Taxes on Distributions	03/04/2002	03/04/2002	–8.26	8.03	5.28
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–1.75	7.78	5.29
Class I After Taxes on Distributions	10/01/2009	03/04/2002	–6.19	9.29	6.33
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	–0.97	8.64	6.06

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.61%	2.36%	1.36%
Net			1.45	2.20	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2005	$18,665	N.A.
Class I	$250,000	10/31/2005	$510,492	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Vantiv, Inc., Class A	1.7%

Ameris Bancorp	1.6

Balchem Corp.	1.6

Federated National Holding Co.	1.5

ICU Medical, Inc.	1.5

Analogic Corp.	1.5

Tempur Sealy International, Inc.	1.4

Diamondback Energy, Inc.	1.4

Cypress Semiconductor Corp.	1.4

PDC Energy, Inc.	1.4

Total	15.0%

Country Allocation (% of net assets)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World Small Cap Index is an unmanaged index of small-cap equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 2000® Value Index is an unmanaged index of U.S. small-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/29/16. Without the reimbursement, if applicable, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective August 7, 2015, the name of Eaton Vance Tax-Managed Global Small-Cap Fund was changed from Eaton Vance Tax-Managed Small-Cap Value Fund. In addition, the Fund’s investment objective changed to long-term after-tax returns and the Fund no longer employs a value investment strategy. The Fund also now invests globally.

In connection with the foregoing, effective August 7, 2015, (i) the Fund is managed by Aidan M. Farrell and Patrick J. O’Brien; and (ii) the Fund changed its primary benchmark to the MSCI World Small Cap Index because the investment adviser believes it is more closely aligned with the Fund’s revised investment objective and strategies.

In addition, effective November 16, 2015, Eaton Vance Management (International) Limited (“EVMI”) has been appointed as sub-adviser of the Portfolio. Boston Management and Research remains the investment adviser of the Portfolio. EVMI, an indirect wholly-owned subsidiary of Eaton Vance Corp., is located in London and is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. There are no changes to the Fund’s portfolio management team or investment strategy in connection with the appointment of EVMI as sub-adviser.

5

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$952.20	$7.13	**	1.45%
Class C	$1,000.00	$948.70	$10.81	**	2.20%
Class I	$1,000.00	$953.60	$5.91	**	1.20%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.38	**	1.45%
Class C	$1,000.00	$1,014.10	$11.17	**	2.20%
Class I	$1,000.00	$1,019.20	$6.11	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

6

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $35,422,859)	$35,669,451
Receivable for Fund shares sold	7,656
Receivable from affiliate	39,638
Total assets	$35,716,745

Liabilities
Payable for Fund shares redeemed	$37,600
Payable to affiliates:
Administration fee	4,502
Distribution and service fees	12,069
Trustees’ fees	42
Accrued expenses	36,066
Total liabilities	$90,279
Net Assets	$35,626,466

Sources of Net Assets
Paid-in capital	$24,546,858
Accumulated net realized gain from Portfolio	11,004,199
Accumulated net investment loss	(171,183)
Net unrealized appreciation from Portfolio	246,592
Total	$35,626,466

Class A Shares
Net Assets	$23,632,434
Shares Outstanding	1,429,501
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.53
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$17.54

Class C Shares
Net Assets	$8,442,271
Shares Outstanding	593,141
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.23

Class I Shares
Net Assets	$3,551,761
Shares Outstanding	210,874
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.84

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends allocated from Portfolio (net of foreign taxes, $12,202)	$491,590
Interest allocated from Portfolio	1,718
Expenses allocated from Portfolio	(381,515)
Total investment income from Portfolio	$111,793

Expenses
Administration fee	$62,828
Distribution and service fees
Class A	68,451
Class C	96,595
Trustees’ fees and expenses	500
Custodian fee	12,580
Transfer and dividend disbursing agent fees	41,951
Legal and accounting services	28,451
Printing and postage	43,806
Registration fees	49,282
Miscellaneous	11,743
Total expenses	$416,187
Deduct —
Allocation of expenses to affiliate	$130,339
Total expense reductions	$130,339

Net expenses	$285,848

Net investment loss	$(174,055)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$12,902,833
Foreign currency transactions	(26,873)
Net realized gain	$12,875,960
Change in unrealized appreciation (depreciation) —
Investments	$(14,774,901)
Foreign currency	(267)
Net change in unrealized appreciation (depreciation)	$(14,775,168)

Net realized and unrealized loss	$(1,899,208)

Net decrease in net assets from operations	$(2,073,263)

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment loss	$(174,055)	$(277,509)
Net realized gain from investment and foreign currency transactions	12,875,960	3,990,527
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(14,775,168)	261,653
Net increase (decrease) in net assets from operations	$(2,073,263)	$3,974,671
Distributions to shareholders —
From net realized gain
Class A	$(2,218,740)	$(3,439,691)
Class C	(879,281)	(1,186,988)
Class I	(380,057)	(313,613)
Total distributions to shareholders	$(3,478,078)	$(4,940,292)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,659,247	$5,496,758
Class C	1,013,477	1,157,133
Class I	1,090,357	3,414,437
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,052,138	3,206,857
Class C	708,720	923,374
Class I	262,030	170,915
Cost of shares redeemed
Class A	(5,933,556)	(11,251,406)
Class C	(1,916,373)	(1,345,292)
Class I	(2,119,672)	(1,080,552)
Net increase (decrease) in net assets from Fund share transactions	$(2,183,632)	$692,224

Net decrease in net assets	$(7,734,973)	$(273,397)

Net Assets
At beginning of year	$43,361,439	$43,634,836
At end of year	$35,626,466	$43,361,439

Accumulated net investment loss included in net assets
At end of year	$(171,183)	$(260,545)

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$18.810	$19.150	$15.320	$14.770	$14.210

Income (Loss) From Operations
Net investment loss(1)	$(0.047)	$(0.087)	$(0.007)	$(0.021)	$(0.023	)(2)
Net realized and unrealized gain (loss)	(0.770)	1.843	4.881	1.100	1.298

Total income (loss) from operations	$(0.817)	$1.756	$4.874	$1.079	$1.275

Less Distributions
From net realized gain	$(1.463)	$(2.096)	$(1.044)	$(0.529)	$(0.715)

Total distributions	$(1.463)	$(2.096)	$(1.044)	$(0.529)	$(0.715)

Net asset value — End of year	$16.530	$18.810	$19.150	$15.320	$14.770

Total Return(3)	(4.62)%	10.13%	33.83%	7.51%	8.94%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,632	$28,317	$31,504	$22,824	$24,119
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.45%	1.45%	1.45%	1.45%	1.59%
Net investment loss	(0.27)%	(0.47)%	(0.04)%	(0.14)%	(0.15	)%(2)
Portfolio Turnover of the Portfolio	124%	48%	72%	55%	66%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.024 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.31)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator reimbursed certain operating expenses (equal to 0.31%, 0.24%, 0.54%, 0.55% and 0.46% of average daily net assets for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively). Prior to March 19, 2012, a portion of the reimbursement was borne by the former sub-adviser of the Portfolio. Absent this reimbursement, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$16.520	$17.180	$13.940	$13.590	$13.220

Income (Loss) From Operations
Net investment loss(1)	$(0.153)	$(0.198)	$(0.119)	$(0.122)	$(0.123	)(2)
Net realized and unrealized gain (loss)	(0.674)	1.634	4.403	1.001	1.208

Total income (loss) from operations	$(0.827)	$1.436	$4.284	$0.879	$1.085

Less Distributions
From net realized gain	$(1.463)	$(2.096)	$(1.044)	$(0.529)	$(0.715)

Total distributions	$(1.463)	$(2.096)	$(1.044)	$(0.529)	$(0.715)

Net asset value — End of year	$14.230	$16.520	$17.180	$13.940	$13.590

Total Return(3)	(5.38)%	9.35%	32.89%	6.67%	8.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,442	$10,076	$9,644	$6,944	$7,351
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	2.20%	2.20%	2.20%	2.20%	2.34%
Net investment loss	(1.02)%	(1.22)%	(0.79)%	(0.89)%	(0.90	)%(2)
Portfolio Turnover of the Portfolio	124%	48%	72%	55%	66%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.021 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator reimbursed certain operating expenses (equal to 0.31%, 0.24%, 0.54%, 0.55% and 0.46% of average daily net assets for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively). Prior to March 19, 2012, a portion of the reimbursement was borne by the former sub-adviser of the Portfolio. Absent this reimbursement, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$19.100	$19.360	$15.440	$14.850	$14.250

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.005)	$(0.048)	$0.093	$0.014	$0.008	(2)
Net realized and unrealized gain (loss)	(0.792)	1.884	4.871	1.105	1.307

Total income (loss) from operations	$(0.797)	$1.836	$4.964	$1.119	$1.315

Less Distributions
From net realized gain	$(1.463)	$(2.096)	$(1.044)	$(0.529)	$(0.715)

Total distributions	$(1.463)	$(2.096)	$(1.044)	$(0.529)	$(0.715)

Net asset value — End of year	$16.840	$19.100	$19.360	$15.440	$14.850

Total Return(3)	(4.43)%	10.47%	34.17%	7.75%	9.20%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,552	$4,968	$2,487	$5,573	$3,354
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.20%	1.20%	1.20%	1.20%	1.34%
Net investment income (loss)	(0.03)%	(0.26)%	0.57%	0.10%	0.05	%(2)
Portfolio Turnover of the Portfolio	124%	48%	72%	55%	66%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.022 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.09)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator reimbursed certain operating expenses (equal to 0.31%, 0.24%, 0.54%, 0.55% and 0.46% of average daily net assets for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively). Prior to March 19, 2012, a portion of the reimbursement was borne by the former sub-adviser of the Portfolio. Absent this reimbursement, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Small-Cap Fund (formerly, Eaton Vance Tax-Managed Small-Cap Value Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Global Small-Cap Portfolio (formerly, Tax-Managed Small-Cap Value Portfolio) (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the

13

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Notes to Financial Statements — continued

same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Long-term capital gains	$3,478,078	$4,940,292

During the year ended October 31, 2015, accumulated net realized gain was decreased by $1,789,557, accumulated net investment loss was decreased by $263,417 and paid-in capital was increased by $1,526,140 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), net operating losses, investments in passive foreign investment companies (PFICs) and partnership allocations. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$11,086,939
Late year ordinary losses	$(145,062)
Net unrealized appreciation	$137,731

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in PFICs and partnership allocations.

At October 31, 2015, the Fund had a late year ordinary loss of $145,062 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2015, the administration fee amounted to $62,828. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.45%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2016. Pursuant to this agreement, EVM was allocated $130,339 of the Fund’s operating expenses for the year ended October 31, 2015. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $3,766 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,022 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

14

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $68,451 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $72,446 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $24,149 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $200 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,618,034 and $8,650,584, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	152,040	299,536
Issued to shareholders electing to receive payments of distributions in Fund shares	119,728	185,582
Redemptions	(347,346)	(625,439)

Net decrease	(75,578)	(140,321)

	Year Ended October 31,
Class C	2015	2014

Sales	66,700	72,087
Issued to shareholders electing to receive payments of distributions in Fund shares	47,725	60,430
Redemptions	(131,264)	(83,990)

Net increase (decrease)	(16,839)	48,527

15

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2015	2014

Sales	62,136	181,145
Issued to shareholders electing to receive payments of distributions in Fund shares	15,042	9,767
Redemptions	(126,495)	(59,186)

Net increase (decrease)	(49,317)	131,726

8  Name Change

Effective August 7, 2015, the name of Eaton Vance Tax-Managed Global Small-Cap Fund was changed from Eaton Vance Tax-Managed Small-Cap Value Fund. In addition, the Fund’s investment objective and principal investment strategies changed to long-term after-tax returns and the Fund no longer employs a value investment strategy and now invests globally.

16

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Small-Cap Fund (formerly, Eaton Vance Tax-Managed Small-Cap Value Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Small-Cap Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

17

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $12,629,876 or, if subsequently determined to be different, the net capital gain of such year.

18

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Portfolio of Investments

Common Stocks — 99.0%

Security	Shares	Value

Aerospace & Defense — 1.3%
Hexcel Corp.	7,661	$354,857
MacDonald Dettwiler & Associates, Ltd.	1,676	99,899

		$454,756

Air Freight & Logistics — 1.9%
bpost SA	7,914	$198,069
CTT-Correios de Portugal SA	23,905	271,528
Singapore Post, Ltd.	163,600	220,834

		$690,431

Auto Components — 0.8%
Brembo SpA	2,564	$113,011
Leoni AG	1,742	71,158
Linamar Corp.	1,971	114,543

		$298,712

Banks — 7.0%
77 Bank, Ltd. (The)	35,000	$193,542
Ameris Bancorp	18,567	584,860
Bank of the Ozarks, Inc.	5,594	279,812
BankUnited, Inc.	4,832	179,654
Eagle Bancorp, Inc.(1)	7,441	354,191
First Republic Bank	3,352	218,919
Hokkoku Bank, Ltd. (The)	30,000	111,457
PrivateBancorp, Inc.	4,322	180,789
Signature Bank(1)	1,255	186,895
Western Alliance Bancorp(1)	5,676	202,917

		$2,493,036

Beverages — 1.2%
Royal Unibrew A/S	6,951	$275,242
Treasury Wine Estates, Ltd.	28,472	142,504

		$417,746

Biotechnology — 0.3%
AMAG Pharmaceuticals, Inc.(1)	2,597	$103,880

		$103,880

Building Products — 1.2%
Armstrong World Industries, Inc.(1)	8,249	$409,315

		$409,315

Security	Shares	Value

Capital Markets — 2.0%
Azimut Holding SpA	8,393	$201,877
Henderson Group PLC	26,129	115,173
Jupiter Fund Management PLC	31,536	218,738
Lazard, Ltd., Class A	3,497	161,981

		$697,769

Chemicals — 2.7%
Balchem Corp.	8,199	$559,992
Denka Co., Ltd.	38,000	176,339
Victrex PLC	7,662	217,719

		$954,050

Commercial Services & Supplies — 2.5%
Interface, Inc.	18,531	$362,281
Ritchie Bros Auctioneers, Inc.	4,289	111,385
Team, Inc.(1)	12,270	429,450

		$903,116

Communications Equipment — 1.1%
Infinera Corp.(1)	20,352	$402,156

		$402,156

Construction & Engineering — 0.3%
Cie d’Entreprises CFE	848	$105,129

		$105,129

Containers & Packaging — 1.2%
DS Smith PLC	37,449	$223,133
FP Corp.	5,100	208,619

		$431,752

Distributors — 0.3%
Inchcape PLC	9,372	$115,261

		$115,261

Diversified Consumer Services — 1.5%
Navitas, Ltd.	33,279	$98,914
ServiceMaster Global Holdings, Inc.(1)	4,826	172,047
TAL Education Group ADR(1)	6,612	254,231

		$525,192

19	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Diversified Financial Services — 1.3%
Ackermans & van Haaren NV	1,522	$231,611
Century Tokyo Leasing Corp.	6,700	227,273

		$458,884

Electric Utilities — 0.3%
Acciona SA	1,409	$118,200

		$118,200

Electronic Equipment, Instruments & Components — 2.5%
Belden, Inc.	4,880	$312,466
Halma PLC	18,620	218,871
Hollysys Automation Technologies, Ltd.	5,931	126,864
Ingenico Group SA	1,838	216,611

		$874,812

Energy Equipment & Services — 0.6%
John Wood Group PLC	12,728	$116,848
Tecnicas Reunidas SA	2,341	104,261

		$221,109

Food & Staples Retailing — 2.3%
MARR SpA	6,351	$129,278
North West Co., Inc. (The)	5,550	123,088
Sprouts Farmers Market, Inc.(1)	13,844	282,141
United Natural Foods, Inc.(1)	5,814	293,316

		$827,823

Food Products — 1.5%
Ariake Japan Co., Ltd.	5,100	$231,326
Pinnacle Foods, Inc.	7,184	316,671

		$547,997

Gas Utilities — 0.4%
Rubis SCA	1,663	$133,288

		$133,288

Health Care Equipment & Supplies — 10.0%
Alere, Inc.(1)	5,427	$250,293
Analogic Corp.	5,962	522,390
Ansell, Ltd.	12,100	172,183
Asahi Intecc Co., Ltd.	3,500	135,197
Eiken Chemical Co., Ltd.	11,000	192,703
GN Store Nord A/S	10,439	190,404

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Greatbatch, Inc.(1)	6,601	$352,823
Hill-Rom Holdings, Inc.	6,472	341,010
ICU Medical, Inc.(1)	4,914	540,393
Integra LifeSciences Holdings Corp.(1)	6,837	407,280
Teleflex, Inc.	3,526	468,958

		$3,573,634

Health Care Providers & Services — 0.8%
AmSurg Corp.(1)	4,003	$280,570

		$280,570

Hotels, Restaurants & Leisure — 2.2%
Cedar Fair, L.P.	4,145	$232,120
ClubCorp Holdings, Inc.	17,929	366,469
HIS Co., Ltd.	6,000	201,697

		$800,286

Household Durables — 3.1%
Bellway PLC	5,373	$214,613
NVR, Inc.(1)	230	376,685
Tempur Sealy International, Inc.(1)	6,543	509,307

		$1,100,605

Insurance — 4.4%
AMERISAFE, Inc.	4,249	$232,548
Beazley PLC	46,510	259,977
Federated National Holding Co.	17,559	540,554
First American Financial Corp.	5,417	206,550
James River Group Holdings, Ltd.	4,321	127,167
St. James’s Place PLC	14,694	217,772

		$1,584,568

Internet & Catalog Retail — 0.3%
Start Today Co., Ltd.	3,500	$117,192

		$117,192

Internet Software & Services — 0.7%
GMO Internet, Inc.	7,100	$100,558
Moneysupermarket.com Group PLC	26,444	136,094

		$236,652

20	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 2.9%
DH Corp.	3,527	$95,215
Obic Co., Ltd.	2,400	126,665
Otsuka Corp.	4,100	198,193
Vantiv, Inc., Class A(1)	11,973	600,446

		$1,020,519

Leisure Products — 2.8%
Amer Sports Oyj	4,085	$114,648
Brunswick Corp.	7,594	408,633
Vista Outdoor, Inc.(1)	10,283	459,856

		$983,137

Machinery — 4.8%
Aalberts Industries NV	7,381	$239,294
Bodycote PLC	10,664	84,244
Daifuku Co., Ltd.	14,800	219,037
Hoshizaki Electric Co., Ltd.	1,800	130,155
Makino Milling Machine Co., Ltd.	26,000	201,382
NN, Inc.	18,359	253,354
Rational AG	290	115,084
Shinmaywa Industries, Ltd.	25,000	272,921
Spirax-Sarco Engineering PLC	4,340	203,447

		$1,718,918

Media — 1.0%
Cogeco Cable, Inc.	2,063	$106,542
CTS Eventim AG & Co. KGaA	3,125	122,311
Metropole Television SA	5,721	110,048

		$338,901

Metals & Mining — 1.8%
Compass Minerals International, Inc.	5,656	$459,493
Salzgitter AG	6,325	182,395

		$641,888

Multiline Retail — 0.3%
J. Front Retailing Co., Ltd.	5,500	$90,323

		$90,323

Oil, Gas & Consumable Fuels — 4.1%
Diamondback Energy, Inc.(1)	6,802	$502,260
Gulfport Energy Corp.(1)	9,058	275,997
Parkland Fuel Corp.	6,275	109,174

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
PDC Energy, Inc.(1)	7,992	$482,238
PrairieSky Royalty, Ltd.	5,193	102,184

		$1,471,853

Paper & Forest Products — 0.2%
Interfor Corp.(1)	7,639	$72,558

		$72,558

Pharmaceuticals — 1.2%
BTG PLC(1)	21,592	$183,332
Ipsen SA	3,873	244,262

		$427,594

Professional Services — 0.5%
Hays PLC	41,679	$90,297
Seek, Ltd.	10,321	93,760

		$184,057

Real Estate Investment Trusts (REITs) — 9.2%
Acadia Realty Trust	7,527	$247,563
Boardwalk Real Estate Investment Trust	4,395	180,559
CubeSmart	9,495	264,151
DCT Industrial Trust, Inc.	6,979	259,061
Douglas Emmett, Inc.	8,072	246,600
EastGroup Properties, Inc.	4,202	235,984
Essex Property Trust, Inc.	1,043	229,919
Frasers Centrepoint Trust	74,300	103,611
LaSalle Hotel Properties	7,096	208,693
LondonMetric Property PLC	44,043	114,702
Merlin Properties Socimi SA	21,581	276,554
NewRiver Retail, Ltd.	20,266	103,078
Paramount Group, Inc.	8,481	150,707
Parkway Life Real Estate Investment Trust	100,800	165,979
Post Properties, Inc.	4,074	243,381
PS Business Parks, Inc.	3,106	266,464

		$3,297,006

Real Estate Management & Development — 1.9%
Conwert Immobilien Invest SE(1)	8,554	$122,635
Nexity SA	2,796	123,724
Tosei Corp.	33,000	204,320
UNITE Group PLC (The)	22,969	235,061

		$685,740

21	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.2%
Cirrus Logic, Inc.(1)	13,854	$427,119
Cypress Semiconductor Corp.(1)	47,201	497,499
MA-COM Technology Solutions Holdings, Inc.(1)	1,769	59,686
Sumco Corp.	11,300	113,912
Teradyne, Inc.	2,774	54,148

		$1,152,364

Software — 1.6%
Magic Software Enterprises, Ltd.	25,211	$135,887
Mentor Graphics Corp.	6,154	167,389
Verint Systems, Inc.(1)	5,796	275,774

		$579,050

Specialty Retail — 3.0%
ABC-Mart, Inc.	4,000	$223,108
Restoration Hardware Holdings, Inc.(1)	3,908	402,876
Sac’s Bar Holdings, Inc.	6,000	95,208
Super Retail Group, Ltd.	16,475	112,518
WH Smith PLC	9,324	244,600

		$1,078,310

Technology Hardware, Storage & Peripherals — 0.6%
Logitech International SA	15,496	$227,646

		$227,646

Textiles, Apparel & Luxury Goods — 1.1%
Asics Corp.	8,300	$229,252
Moncler SpA	9,206	148,078

		$377,330

Thrifts & Mortgage Finance — 1.2%
Meta Financial Group, Inc.	4,880	$210,230
MGIC Investment Corp.(1)	21,234	199,600

		$409,830

Trading Companies & Distributors — 1.6%
Indutrade AB	5,099	$242,463
MISUMI Group, Inc.	10,300	134,128
SIG PLC	35,234	72,329
Toromont Industries, Ltd.	4,599	119,688

		$568,608

Security	Shares	Value

Water Utilities — 0.3%
SIIC Environment Holdings, Ltd.(1)	171,020	$103,494

		$103,494

Total Common Stocks (identified cost $35,038,194)		$35,307,047

Short-Term Investments — 0.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(2)	$247	$247,396

Total Short-Term Investments (identified cost $247,396)		$247,396

Total Investments — 99.7% (identified cost $35,285,590)		$35,554,443

Other Assets, Less Liabilities — 0.3%		$115,238

Net Assets — 100.0%		$35,669,681

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

22	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Portfolio of Investments — continued

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value

United States	57.3%	$20,440,224
Japan	11.6	4,134,507
United Kingdom	9.5	3,385,289
Canada	3.5	1,234,835
France	2.3	827,933
Australia	1.7	619,879
Singapore	1.7	593,918
Italy	1.6	592,244
Belgium	1.5	534,809
Spain	1.4	499,015
Germany	1.4	490,948
Denmark	1.3	465,646
China	1.1	381,095
Portugal	0.8	271,528
Sweden	0.7	242,463
Netherlands	0.7	239,294
Switzerland	0.6	227,646
Israel	0.4	135,887
Austria	0.3	122,635
Finland	0.3	114,648

Total Investments	99.7%	$35,554,443

Abbreviations:

ADR	–	American Depositary Receipt

23	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $35,038,194)	$35,307,047
Affiliated investment, at value (identified cost, $247,396)	247,396
Foreign currency, at value (identified cost, $32,724)	32,749
Dividends receivable	34,411
Interest receivable from affiliated investment	44
Receivable for investments sold	475,845
Total assets	$36,097,492

Liabilities
Payable for investments purchased	$360,773
Payable to affiliates:
Investment adviser fee	22,599
Trustees’ fees	238
Accrued expenses	44,201
Total liabilities	$427,811
Net Assets applicable to investors’ interest in Portfolio	$35,669,681

Sources of Net Assets
Investors’ capital	$35,401,095
Net unrealized appreciation	268,586
Total	$35,669,681

24	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends (net of foreign taxes, $13,311)	$783,629
Interest allocated from affiliated investment	3,132
Expenses allocated from affiliated investment	(296)
Total investment income	$786,465

Expenses
Investment adviser fee	$512,536
Trustees’ fees and expenses	3,543
Custodian fee	47,068
Legal and accounting services	36,381
Miscellaneous	3,519
Total expenses	$603,047

Net investment income	$183,418

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$27,679,211 (1)
Investment transactions allocated from affiliated investment	6
Foreign currency transactions	(26,873)
Net realized gain	$27,652,344
Change in unrealized appreciation (depreciation) —
Investments	$(28,386,775)
Foreign currency	(267)
Net change in unrealized appreciation (depreciation)	$(28,387,042)

Net realized and unrealized loss	$(734,698)

Net decrease in net assets from operations	$(551,280)

(1)	Includes $10,721,827 of net realized gains from redemptions in-kind.

25	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015		2014
From operations —
Net investment income	$183,418		$38,451
Net realized gain from investment and foreign currency transactions	27,652,344	(1)	7,875,611
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(28,387,042)		205,175
Net increase (decrease) in net assets from operations	$(551,280)		$8,119,237
Capital transactions —
Contributions	$4,480,188		$5,141,416
Withdrawals	(50,586,121	)(2)	(10,978,500)
Net decrease in net assets from capital transactions	$(46,105,933)		$(5,837,084)

Net increase (decrease) in net assets	$(46,657,213)		$2,282,153

Net Assets
At beginning of year	$82,326,894		$80,044,741
At end of year	$35,669,681		$82,326,894

(1)	Includes $10,721,827 of net realized gains from redemptions in-kind.

(2)	Includes $41,935,538 of withdrawals by Eaton Vance Tax-Managed Equity Asset Allocation Fund, a fund that invested in the Portfolio during a portion of the year ended October 31, 2015.

26	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.89%	0.93%	1.13%	1.13%	1.11%
Net investment income	0.27%	0.05%	0.32%	0.18%	0.33	%(2)
Portfolio Turnover	124%	48%	72%	55%	66%

Total Return	(4.08)%	10.71%	34.26%	7.86%	9.46%

Net assets, end of year (000’s omitted)	$35,670	$82,327	$80,045	$70,053	$73,673

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.16% of average daily net assets.

27	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Global Small-Cap Portfolio (formerly, Tax-Managed Small-Cap Value Portfolio) (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. Effective August 7, 2015, the Portfolio’s investment objective was changed to long-term after-tax returns and the Portfolio no longer employs a value investment strategy and now invests globally. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Tax-Managed Global Small-Cap Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

28

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $512,536, or 0.75% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. On November 16, 2015, The Board of Trustees approved a sub-advisory agreement between BMR and Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., with respect to the Portfolio. BMR will pay EVMI a portion of its advisory fees for sub-advisory services provided to the Portfolio.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $79,935,940 and $122,101,625, respectively, for the year ended October 31, 2015. Included in sales is $41,935,394 representing the value of securities delivered in payment of redemptions in-kind.

29

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$35,350,283

Gross unrealized appreciation	$2,064,635
Gross unrealized depreciation	(1,860,475)

Net unrealized appreciation	$204,160

The net unrealized depreciation on foreign currency transactions at October 31, 2015 on a federal income tax basis was $267.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Notes to Financial Statements — continued

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$3,403,309	$2,421,940		$—	$5,825,249
Consumer Staples	1,015,216	778,350		—	1,793,566
Energy	1,471,853	221,109		—	1,692,962
Financials	6,399,748	3,227,085		—	9,626,833
Health Care	3,267,597	1,118,081		—	4,385,678
Industrials	2,140,230	2,894,100		—	5,034,330
Information Technology	3,154,648	1,338,551		—	4,493,199
Materials	1,092,043	1,008,205		—	2,100,248
Utilities	—	354,982		—	354,982

Total Common Stocks	$21,944,644	$13,362,403	*	$—	$35,307,047

Short-Term Investments	$—	$247,396		$—	$247,396

Total Investments	$21,944,644	$13,609,799		$—	$35,554,443

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

8  Name Change

Effective August 7, 2015, the name of Tax-Managed Global Small-Cap Portfolio was changed from Tax-Managed Small-Cap Value Portfolio and the Portfolio’s investment objective and principal investment strategies were changed as described in Note 1.

31

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Global Small-Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Global Small-Cap Portfolio (formerly Tax-Managed Small-Cap Value Portfolio) (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Global Small-Cap Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

32

Eaton Vance Tax-Managed Global Small-Cap Fund

Tax-Managed Global Small-Cap Portfolio

October 31, 2015

Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Global Small-Cap Fund

The Fund held a Special Meeting of Shareholders on July 24, 2015 for the following purposes: (i) to change the Fund’s investment objective to long-term after-tax returns; and (ii) to reclassify the Fund’s investment objective from fundamental to non-fundamental. The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain
Proposal One	1,222,997	95,456	38,404
Proposal Two	1,153,192	166,812	36,853

Each proposal was also approved for Tax-Managed Global Small-Cap Portfolio (formerly Tax-Managed Small-Cap Value Portfolio).

(1)	Excludes fractional shares.

Tax-Managed Global Small-Cap Portfolio

The Portfolio held a Special Meeting of Interestholders on July 24, 2015 for the following purposes: (i) to change the Portfolio’s investment objective to long-term after-tax returns; and (ii) to reclassify the Portfolio’s investment objective from fundamental to non-fundamental. The results of the interestholder meeting are as follows:

	Interest in the Portfolio
	For	Against	Abstain
Proposal One	90%	7%	3%
Proposal Two	85%	12%	3%

Results are rounded to the nearest whole number.

33

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Global Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee of the Trust and the Portfolio and President of the Portfolio	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

34

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

35

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2015

Management and Organization — continued

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

36

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

37

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Investment Adviser of Tax-Managed Global Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Global Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Management (International) Limited

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1300 10.31.15

Eaton Vance

Tax-Managed Value Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Tax-Managed Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 29

Federal Tax Information	17

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major U.S. stock indices delivered gains for the 12 months ended October 31, 2015, as a late-period rally helped U.S. stocks overcome earlier losses.

After opening the period on a choppy note, U.S. stocks rebounded in the final weeks of 2014, buoyed by positive economic data and the U.S. Federal Reserve (the Fed) ending its bond-buying stimulus program. In the first quarter of 2015, harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted U.S. economic growth. Although an improving job market and rising retail sales helped the U.S. economy regain some momentum, weakness persisted in certain areas, such as factory output. The uneven pattern of economic growth led the Fed to reassure investors in mid-June 2015 that eventual interest-rate hikes would be gradual and would proceed slowly. U.S. stocks rose following the Fed’s reassurance, with the technology-laden NASDAQ Composite Index2 reaching a new record high. Subsequently, however, the mounting Greek debt crisis and signs of economic weakness in China sent U.S. stocks lower. U.S. equity markets dropped in August 2015 on growing concerns about China and the timing of the Fed’s first rate hike. U.S. stocks fell further in September 2015 after the Fed decided to leave interest rates unchanged, but a strong late-period rally sparked by new stimulus measures in China and Europe helped U.S. stocks recoup their previous losses.

The blue-chip Dow Jones Industrial Average rose 4.06% for the 12-month period, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 5.20%. The NASDAQ Composite Index finished the period up 10.39%. Large-cap U.S. stocks (as measured by the Russell 1000® Index) generally fared better than their small-cap counterparts (as measured by the Russell 2000® Index). Growth stocks as a group outpaced value stocks in both the large- and small-cap categories.

Fund Performance

For the 12-month period ended October 31, 2015, Eaton Vance Tax-Managed Value Fund (the Fund) had a total return of 0.94% for Class A shares at net asset value (NAV), outperforming the 0.53% return of the Fund’s benchmark, the Russell 1000® Value Index (the Index).

The Fund outperformed the Index due to stock selection, which more than overcame sector and industry allocation decisions. Of the 10 economic sectors in which the Fund was invested, seven delivered positive returns for the period. The Index recorded positive returns in six of those 10 sectors.

The Fund’s investments in the consumer staples sector made the largest contribution to Fund performance versus the Index, thanks to stock selection. Within the sector, the Fund’s holdings in the food & staples retailing and tobacco industries were notable outperformers relative to the Index. On an individual stock basis, the Fund’s best performer versus the Index was tobacco company Reynolds American, Inc., which benefited from industry consolidation and resulting volume and pricing gains during the period. Two companies in the food & staples retailing industry, supermarket chain Kroger Co. and pharmacy operator CVS Health Corp., were also among the Fund’s top-performing stocks versus the Index. Stock selection in the energy sector further contributed to Fund performance relative to the Index. Among individual stocks, the Fund’s overweight position versus the Index in diversified energy company Phillips 66 boosted relative Fund performance, as the stock outperformed following a business realignment during the period. In addition, the Fund’s underweight in multinational giant Exxon Mobil Corp. versus the Index and its lack of exposure to pipeline operator Kinder-Morgan Inc. aided relative Fund performance. Both companies were negatively impacted by falling energy prices during the period. Stock selection in the industrials sector also lifted Fund performance relative to the Index. At industrial conglomerate General Electric Co., a restructuring of its financial arm and improved efficiency in its industrial operations helped make the stock one of the Fund’s leading performers versus the Index during the period.

Conversely, the financials sector was the Fund’s weakest-performing sector versus the Index for the 12-month period. This was due to stock selection. Bank of America7 was among the Fund’s worst-performing individual stocks relative to the Index, as the banking industry giant faced low interest rates and regulatory headwinds during the period. The health care sector also detracted from relative Fund performance, due largely to stock selection. The Fund’s underweight position in the outperforming health care providers & services industry was a notable detractor from relative Fund performance, as was stock selection in the pharmaceuticals industry. The Fund’s worst-performing stock versus the Index was drug maker Teva Pharmaceutical Industries Ltd.,7 which faced industry pricing issues during the period, along with concerns about one of its key products. In the lagging materials sector, the Fund’s holdings in the chemicals industry created a drag on Fund performance relative to the Index. In particular, agricultural, chemical and seed firm Monsanto Co.7 detracted from relative Fund performance, as the company was hurt by softer demand and a disappointing new product pipeline during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Performance2,3

Portfolio Managers Edward J. Perkin, CFA and John D. Crowley

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/27/1999	12/27/1999	0.94%	11.59%	6.19%
Class A with 5.75% Maximum Sales Charge	—	—	–4.86	10.28	5.56
Class C at NAV	01/24/2000	01/24/2000	0.19	10.75	5.39
Class C with 1% Maximum Sales Charge	—	—	–0.73	10.75	5.39
Class I at NAV	11/30/2007	12/27/1999	1.17	11.87	6.40
Russell 1000® Value Index	—	—	0.53%	13.25%	6.75%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	12/27/1999	12/27/1999	–6.75%	9.46%	5.09%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–1.21	8.16	4.46
Class C After Taxes on Distributions	01/24/2000	01/24/2000	–2.63	10.05	5.03
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	1.15	8.55	4.32
Class I After Taxes on Distributions	11/30/2007	12/27/1999	–0.90	10.98	5.88
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	2.34	9.47	5.16

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.21%	1.96%	0.96%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2005	$16,912	N.A.
Class I	$250,000	10/31/2005	$464,890	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

General Electric Co.	5.5%

JPMorgan Chase & Co.	3.4

Merck & Co., Inc.	2.9

Exxon Mobil Corp.	2.9

Wells Fargo & Co.	2.9

Citigroup, Inc.	2.8

NextEra Energy, Inc.	2.4

Sempra Energy	2.4

Kroger Co. (The)	2.3

Reynolds American, Inc.	2.2

Total	29.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Security was sold during the period.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$988.90	$5.97	1.19%
Class C	$1,000.00	$985.30	$9.71	1.94%
Class I	$1,000.00	$990.10	$4.72	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.06	1.19%
Class C	$1,000.00	$1,015.40	$9.86	1.94%
Class I	$1,000.00	$1,020.50	$4.79	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Tax-Managed Value Portfolio, at value (identified cost, $339,762,112)	$590,076,325
Receivable for Fund shares sold	535,616
Total assets	$590,611,941

Liabilities
Payable for Fund shares redeemed	$822,888
Payable to affiliates:
Administration fee	73,478
Distribution and service fees	195,536
Trustees’ fees	43
Accrued expenses	102,000
Total liabilities	$1,193,945
Net Assets	$589,417,996

Sources of Net Assets
Paid-in capital	$294,944,303
Accumulated net realized gain from Portfolio	39,169,098
Accumulated undistributed net investment income	4,990,382
Net unrealized appreciation from Portfolio	250,314,213
Total	$589,417,996

Class A Shares
Net Assets	$337,566,895
Shares Outstanding	14,621,939
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.09
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$24.50

Class C Shares
Net Assets	$150,726,298
Shares Outstanding	6,803,257
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$22.16

Class I Shares
Net Assets	$101,124,803
Shares Outstanding	4,390,984
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.03

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends allocated from Portfolio (net of foreign taxes, $116,152)	$14,877,149
Interest allocated from Portfolio	17,262
Securities lending income allocated from Portfolio, net	17,345
Expenses allocated from Portfolio	(4,193,741)
Total investment income from Portfolio	$10,718,015

Expenses
Administration fee	$918,710
Distribution and service fees
Class A	891,744
Class C	1,559,625
Trustees’ fees and expenses	501
Custodian fee	41,496
Transfer and dividend disbursing agent fees	349,816
Legal and accounting services	33,876
Printing and postage	45,379
Registration fees	70,663
Reflow liquidity program fees	109,419
Miscellaneous	14,788
Total expenses	$4,036,017

Net investment income	$6,681,998

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$66,914,542 (1)
Foreign currency transactions	(79,349)
Net realized gain	$66,835,193
Change in unrealized appreciation (depreciation) —
Investments	$(68,260,182)
Foreign currency	183,348
Net change in unrealized appreciation (depreciation)	$(68,076,834)

Net realized and unrealized loss	$(1,241,641)

Net increase in net assets from operations	$5,440,357

(1)	Includes $23,115,540 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$6,681,998	$7,302,189
Net realized gain from investment and foreign currency transactions	66,835,193 (1)	100,013,548 (2)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(68,076,834)	(10,616,231)
Net increase in net assets from operations	$5,440,357	$96,699,506
Distributions to shareholders —
From net investment income
Class A	$(3,957,726)	$(2,218,399)
Class C	(633,361)	—
Class I	(1,334,660)	(1,239,313)
From net realized gain
Class A	(26,930,289)	(14,903,727)
Class C	(12,059,033)	(5,943,970)
Class I	(7,339,423)	(5,860,172)
Total distributions to shareholders	$(52,254,492)	$(30,165,581)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,840,705	$16,212,302
Class C	7,677,951	5,560,456
Class I	70,287,393	118,318,293
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	27,738,182	15,504,602
Class C	10,469,198	4,887,244
Class I	6,823,712	6,036,717
Cost of shares redeemed
Class A	(48,117,275)	(74,941,526)
Class C	(14,554,606)	(14,834,937)
Class I	(69,965,981)	(179,167,595)
Net increase (decrease) in net assets from Fund share transactions	$4,199,279	$(102,424,444)

Net decrease in net assets	$(42,614,856)	$(35,890,519)

Net Assets
At beginning of year	$632,032,852	$667,923,371
At end of year	$589,417,996	$632,032,852

Accumulated undistributed net investment income included in net assets
At end of year	$4,990,382	$4,787,372

(1)	Includes $23,115,540 of net realized gains from redemptions in-kind.

(2)	Includes $45,742,824 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$24.960	$22.470	$18.460	$16.280	$15.910

Income (Loss) From Operations
Net investment income(1)	$0.290	$0.306	$0.258	$0.246	$0.193
Net realized and unrealized gain (loss)	(0.072)	3.217	4.120	2.179	0.306

Total income from operations	$0.218	$3.523	$4.378	$2.425	$0.499

Less Distributions
From net investment income	$(0.268)	$(0.134)	$(0.368)	$(0.245)	$(0.129)
From net realized gain	(1.820)	(0.899)	—	—	—

Total distributions	$(2.088)	$(1.033)	$(0.368)	$(0.245)	$(0.129)

Net asset value — End of year	$23.090	$24.960	$22.470	$18.460	$16.280

Total Return(2)	0.94%	16.33%	24.19%	15.14%	3.11%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$337,567	$371,714	$374,746	$394,414	$702,929
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.19%	1.21%	1.24%	1.20%	1.17%
Net investment income	1.24%	1.29%	1.28%	1.43%	1.16%
Portfolio Turnover of the Portfolio	61%	19%	10%	38%	40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$24.030	$21.680	$17.830	$15.720	$15.370

Income (Loss) From Operations
Net investment income(1)	$0.111	$0.123	$0.100	$0.109	$0.067
Net realized and unrealized gain (loss)	(0.065)	3.108	4.002	2.112	0.284

Total income from operations	$0.046	$3.231	$4.102	$2.221	$0.351

Less Distributions
From net investment income	$(0.096)	$—	$(0.252)	$(0.111)	$(0.001)
From net realized gain	(1.820)	(0.881)	—	—	—

Total distributions	$(1.916)	$(0.881)	$(0.252)	$(0.111)	$(0.001)

Net asset value — End of year	$22.160	$24.030	$21.680	$17.830	$15.720

Total Return(2)	0.19%	15.44%	23.33%	14.23%	2.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$150,726	$159,572	$147,863	$133,614	$139,686
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.94%	1.96%	1.99%	1.95%	1.92%
Net investment income	0.49%	0.54%	0.51%	0.65%	0.41%
Portfolio Turnover of the Portfolio	61%	19%	10%	38%	40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$24.920	$22.440	$18.450	$16.280	$15.910

Income (Loss) From Operations
Net investment income(1)	$0.345	$0.353	$0.312	$0.295	$0.234
Net realized and unrealized gain (loss)	(0.084)	3.216	4.113	2.167	0.305

Total income from operations	$0.261	$3.569	$4.425	$2.462	$0.539

Less Distributions
From net investment income	$(0.331)	$(0.190)	$(0.435)	$(0.292)	$(0.169)
From net realized gain	(1.820)	(0.899)	—	—	—

Total distributions	$(2.151)	$(1.089)	$(0.435)	$(0.292)	$(0.169)

Net asset value — End of year	$23.030	$24.920	$22.440	$18.450	$16.280

Total Return(2)	1.17%	16.60%	24.55%	15.41%	3.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$101,125	$100,746	$145,314	$213,919	$490,893
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.94%	0.96%	0.99%	0.96%	0.92%
Net investment income	1.48%	1.50%	1.55%	1.73%	1.39%
Portfolio Turnover of the Portfolio	61%	19%	10%	38%	40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (82.6% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to

13

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Notes to Financial Statements — continued

shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$9,562,907	$4,560,988
Long-term capital gains	$42,691,585	$25,604,593

During the year ended October 31, 2015, accumulated net realized gain was decreased by $26,572,670, accumulated undistributed net investment income was decreased by $553,241 and paid-in capital was increased by $27,125,911 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs), partnership allocations, investments in partnerships and redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$4,952,035
Undistributed long-term capital gains	$39,564,808
Net unrealized appreciation	$249,956,850

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships and distributions from REITs.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2015, the administration fee amounted to $918,710. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $31,821 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $26,181 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $891,744 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $1,169,719 for Class C shares.

14

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $389,906 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $9,503,350 and $61,756,643, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $50,487,166.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	594,383	696,044
Issued to shareholders electing to receive payments of distributions in Fund shares	1,210,217	709,268
Redemptions	(2,077,693)	(3,185,143)

Net decrease	(273,093)	(1,779,831)

	Year Ended October 31,
Class C	2015	2014

Sales	342,623	247,495
Issued to shareholders electing to receive payments of distributions in Fund shares	472,650	230,639
Redemptions	(653,211)	(656,389)

Net increase (decrease)	162,062	(178,255)

	Year Ended October 31,
Class I	2015	2014

Sales	3,064,930	5,120,255
Issued to shareholders electing to receive payments of distributions in Fund shares	298,892	277,168
Redemptions	(3,015,452)	(7,829,168)

Net increase (decrease)	348,370	(2,431,745)

15

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

16

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2015, the Fund designates approximately $13,422,947, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 68.69% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $43,128,475 or, if subsequently determined to be different, the net capital gain of such year.

17

Tax-Managed Value Portfolio

October 31, 2015

Portfolio of Investments

Common Stocks — 98.6%

Security	Shares	Value

Aerospace & Defense — 4.2%
Boeing Co. (The)	50,170	$7,428,672
Honeywell International, Inc.	85,000	8,778,800
United Technologies Corp.	142,328	14,006,498

		$30,213,970

Banks — 13.6%
Citigroup, Inc.	376,305	$20,008,137
JPMorgan Chase & Co.	375,000	24,093,750
KeyCorp	700,000	8,694,000
PNC Financial Services Group, Inc. (The)	168,900	15,244,914
U.S. Bancorp	190,000	8,014,200
Wells Fargo & Co.	386,390	20,919,155

		$96,974,156

Biotechnology — 0.5%
Gilead Sciences, Inc.	34,260	$3,704,534

		$3,704,534

Capital Markets — 5.5%
Ameriprise Financial, Inc.	80,000	$9,228,800
Credit Suisse Group AG(1)(2)(3)	643,825	15,477,413
Credit Suisse Group AG ADR(4)	100,881	2,522,025
Goldman Sachs Group, Inc. (The)	37,792	7,086,000
Invesco, Ltd.	149,622	4,962,962

		$39,277,200

Chemicals — 1.0%
Linde AG	42,777	$7,419,903

		$7,419,903

Consumer Finance — 0.6%
American Express Co.	60,087	$4,401,974

		$4,401,974

Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	178,213	$8,354,625

		$8,354,625

Electric Utilities — 2.4%
NextEra Energy, Inc.	165,000	$16,938,900

		$16,938,900

Security	Shares	Value

Energy Equipment & Services — 1.8%
Halliburton Co.	341,122	$13,092,262

		$13,092,262

Food & Staples Retailing — 3.4%
CVS Health Corp.	79,565	$7,859,431
Kroger Co. (The)	430,148	16,259,594

		$24,119,025

Food Products — 3.0%
General Mills, Inc.	182,382	$10,598,218
Nestle SA	141,005	10,769,107

		$21,367,325

Health Care Equipment & Supplies — 2.3%
Medtronic PLC	94,629	$6,994,976
Stryker Corp.	98,050	9,375,541

		$16,370,517

Health Care Providers & Services — 1.5%
UnitedHealth Group, Inc.	88,555	$10,430,008

		$10,430,008

Industrial Conglomerates — 5.5%
General Electric Co.	1,371,648	$39,668,060

		$39,668,060

Insurance — 5.7%
Aflac, Inc.	125,341	$7,990,489
Prudential Financial, Inc.	115,608	9,537,660
Travelers Companies., Inc. (The)	65,000	7,337,850
XL Group PLC	411,370	15,664,969

		$40,530,968

Internet Software & Services — 2.0%
Alphabet, Inc., Class A(5)	10,000	$7,373,900
Alphabet, Inc., Class C(5)	10,027	7,127,292

		$14,501,192

Life Sciences Tools & Services — 1.9%
Thermo Fisher Scientific, Inc.	105,000	$13,731,900

		$13,731,900

18	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Media — 1.7%
Walt Disney Co. (The)	108,466	$12,336,923

		$12,336,923

Multi-Utilities — 3.8%
PG&E Corp.	186,129	$9,939,289
Sempra Energy	165,000	16,897,650

		$26,836,939

Multiline Retail — 0.8%
Target Corp.	71,790	$5,540,752

		$5,540,752

Oil, Gas & Consumable Fuels — 11.8%
Chevron Corp.	150,000	$13,632,000
ConocoPhillips	204,890	10,930,882
EOG Resources, Inc.	127,550	10,950,167
Exxon Mobil Corp.	252,930	20,927,428
Occidental Petroleum Corp.	184,590	13,759,339
Phillips 66	155,000	13,802,750

		$84,002,566

Pharmaceuticals — 7.4%
Eli Lilly & Co.	143,946	$11,741,675
Johnson & Johnson	121,153	12,240,088
Merck & Co., Inc.	385,000	21,044,100
Roche Holding AG PC	30,000	8,144,966

		$53,170,829

Real Estate Investment Trusts (REITs) — 4.3%
AvalonBay Communities, Inc.	70,000	$12,238,100
Boston Properties, Inc.	60,000	7,551,000
Simon Property Group, Inc.	55,000	11,080,300

		$30,869,400

Road & Rail — 0.7%
Union Pacific Corp.	55,575	$4,965,626

		$4,965,626

Semiconductors & Semiconductor Equipment — 2.0%
Intel Corp.	430,047	$14,561,391

		$14,561,391

Security	Shares	Value

Software — 2.6%
Microsoft Corp.	202,603	$10,665,022
Oracle Corp.	207,634	8,064,505

		$18,729,527

Specialty Retail — 1.5%
Home Depot, Inc. (The)	89,699	$11,090,384

		$11,090,384

Technology Hardware, Storage & Peripherals — 2.2%
Apple, Inc.	72,260	$8,635,070
HP, Inc.	251,312	6,775,372

		$15,410,442

Tobacco — 3.7%
Altria Group, Inc.	176,423	$10,668,299
Reynolds American, Inc.	324,930	15,700,617

		$26,368,916

Total Common Stocks (identified cost $420,143,992)		$704,980,214

Short-Term Investments — 1.6%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 0.13%(6)(7)	$2,598	$2,597,686
Eaton Vance Cash Reserves Fund, LLC, 0.20%(7)	8,753	8,753,363

Total Short-Term Investments (identified cost $11,351,049)		$11,351,049

Total Investments — 100.2% (identified cost $431,495,041)		$716,331,263

Other Assets, Less Liabilities — (0.2)%		$(1,760,052)

Net Assets — 100.0%		$714,571,211

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Includes 85,843 shares to be issued upon mandatory exercise of rights pursuant to the share subscription offering.

(2)	When-issued security.

(3)	Restricted security (see Note 5).

(4)	All or a portion of this security was on loan at October 31, 2015.

(5)	Non-income producing security.

19	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2015

Portfolio of Investments — continued

(6)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at October 31, 2015. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Abbreviations:

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

20	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value including $2,522,025 of securities on loan (identified cost, $420,143,992)	$704,980,214
Affiliated investments, at value (identified cost, $11,351,049)	11,351,049
Foreign currency, at value (identified cost, $13,000,912)	12,842,420
Dividends receivable	758,583
Interest receivable from affiliated investment	1,003
Receivable for investments sold	2,953,798
Securities lending income receivable	903
Tax reclaims receivable	792,717
Total assets	$733,680,687

Liabilities
Collateral for securities loaned	$2,597,686
Payable for investments purchased	1,637,268
Payable for when-issued securities	14,405,657
Payable to affiliates:
Investment adviser fee	381,732
Trustees’ fees	3,393
Accrued expenses	83,740
Total liabilities	$19,109,476
Net Assets applicable to investors’ interest in Portfolio	$714,571,211

Sources of Net Assets
Investors’ capital	$429,501,725
Net unrealized appreciation	285,069,486
Total	$714,571,211

21	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends (net of foreign taxes, $139,242)	$17,872,921
Securities lending income, net	20,884
Interest allocated from affiliated investment	20,728
Expenses allocated from affiliated investment	(1,895)
Total investment income	$17,912,638

Expenses
Investment adviser fee	$4,733,690
Trustees’ fees and expenses	39,332
Custodian fee	182,290
Legal and accounting services	57,583
Miscellaneous	24,485
Total expenses	$5,037,380
Deduct —
Reduction of custodian fee	$6
Total expense reductions	$6

Net expenses	$5,037,374

Net investment income	$12,875,264

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$74,380,982 (1)
Investment transactions allocated from affiliated investments	70
Foreign currency transactions	(95,822)
Net realized gain	$74,285,230
Change in unrealized appreciation (depreciation) —
Investments	$(76,060,927)
Foreign currency	221,986
Net change in unrealized appreciation (depreciation)	$(75,838,941)

Net realized and unrealized loss	$(1,553,711)

Net increase in net assets from operations	$11,321,553

(1)	Includes $26,595,968 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$12,875,264	$13,704,944
Net realized gain from investment and foreign currency transactions	74,285,230 (1)	111,261,939 (2)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(75,838,941)	(5,316,464)
Net increase in net assets from operations	$11,321,553	$119,650,419
Capital transactions —
Contributions	$11,627,507	$11,850,046
Withdrawals	(63,210,980)	(159,500,011)
Net decrease in net assets from capital transactions	$(51,583,473)	$(147,649,965)

Net decrease in net assets	$(40,261,920)	$(27,999,546)

Net Assets
At beginning of year	$754,833,131	$782,832,677
At end of year	$714,571,211	$754,833,131

(1)	Includes $26,595,968 of net realized gains from redemptions in-kind.

(2)	Includes $51,212,362 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.68%	0.68%	0.69%	0.67%	0.65%
Net investment income	1.75%	1.81%	1.82%	1.96%	1.67%
Portfolio Turnover	61%	19%	10%	38%	40%

Total Return	1.45%	16.92%	24.87%	15.74%	3.64%

Net assets, end of year (000’s omitted)	$714,571	$754,833	$782,833	$854,995	$1,447,845

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

24	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 82.6% and 17.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolio’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

25

Tax-Managed Value Portfolio

October 31, 2015

Notes to Financial Statements — continued

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning income on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% on net assets of $500 million but less than $1 billion, 0.60% on net assets of $1 billion but less than $2 billion, 0.575% on net assets of $2 billion but less than $5 billion and 0.555% on net assets of $5 billion and over, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $4,733,690 or 0.64% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $440,412,574 and $483,351,958, respectively, for the year ended October 31, 2015. Included in sales is $50,487,166 representing the value of securities delivered in payment of redemptions in-kind.

26

Tax-Managed Value Portfolio

October 31, 2015

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$433,373,781

Gross unrealized appreciation	$283,982,736
Gross unrealized depreciation	(1,025,254)

Net unrealized appreciation	$282,957,482

The net unrealized appreciation on foreign currency transactions at October 31, 2015 on a federal income tax basis was $233,264.

5  Restricted Securities

At October 31, 2015, the Portfolio owned the following security (representing 2.2% of net assets) which was acquired in a private offering to qualified institutional investors and was restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio is restricted from selling these shares until December 4, 2015, after which time the shares can be sold under an available exemption from the registration requirements under the Securities Act of 1933, as amended. The unit cost of the shares purchased (excluding the cost to mandatorily exercise rights in a subsequent rights offering) is 94.5% of the volume weighted average price of unrestricted shares of the same issuer on the date of acquisition. Restricted securities are valued pursuant to Note 1A.

Description	Date of Acquisition	Shares	Cost	Value

Common Stock
Credit Suisse Group AG	10/21/15	643,825	$14,793,828	$15,477,413

Total Restricted Securities			$14,793,828	$15,477,413

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended October 31, 2015 amounted to $4,958.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund.

27

Tax-Managed Value Portfolio

October 31, 2015

Notes to Financial Statements — continued

At October 31, 2015, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $2,522,025 and $2,597,686, respectively. The carrying amount of the liability for collateral for securities loaned at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2015.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$28,968,059	$—		$—	$28,968,059
Consumer Staples	61,086,159	10,769,107		—	71,855,266
Energy	97,094,828	—		—	97,094,828
Financials	196,576,285	15,477,413		—	212,053,698
Health Care	89,262,822	8,144,966		—	97,407,788
Industrials	74,847,656	—		—	74,847,656
Information Technology	63,202,552	—		—	63,202,552
Materials	—	7,419,903		—	7,419,903
Telecommunication Services	8,354,625	—		—	8,354,625
Utilities	43,775,839	—		—	43,775,839

Total Common Stocks	$663,168,825	$41,811,389	*	$—	$704,980,214

Short-Term Investments	$—	$11,351,049		$—	$11,351,049

Total Investments	$663,168,825	$53,162,438		$—	$716,331,263

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Tax-Managed Value Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

29

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

30

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Prior to joining EVM in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

31

Eaton Vance

Tax-Managed Value Fund

October 31, 2015

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501    10.31.15

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Currency Income Advantage Fund, Eaton Vance Diversified Currency Income Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Income Builder Fund (formerly, Eaton Vance Global Dividend Income Fund), Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Global Macro Capital Opportunities Fund, Eaton Vance Government Obligations Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Multi-Strategy All Market Fund, Eaton Vance Short Duration Government Income Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed Global Small-Cap Fund (formerly, Eaton Vance Tax-Managed Small-Cap Value Fund), Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Value Fund and Parametric Tax-Managed International Equity Fund, (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 36 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2014 and October 31, 2015 by the fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Currency Income Advantage Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$12,050	$12,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,080	$10,897
All Other Fees(3)	$0	$0

Total	$23,130	$23,247

Eaton Vance Diversified Currency Income Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$17,920	$18,420
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,530	$12,253
All Other Fees(3)	$0	$0

Total	$29,450	$30,673

Eaton Vance Emerging Markets Local Income Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$12,820	$16,120
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,665	$11,892
All Other Fees(3)	$0	$0

Total	$24,485	$28,012

Eaton Vance Floating-Rate Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$25,990	$26,690
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,200	$17,961
All Other Fees(3)	$0	$0

Total	$35,190	$44,651

Eaton Vance Floating-Rate Advantage Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$18,980	$26,480
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$23,660	$15,855
All Other Fees(3)	$0	$0

Total	$42,640	$42,335

Eaton Vance Floating-Rate & High Income Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$20,880	$28,480
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,720	$15,497
All Other Fees(3)	$0	$0

Total	$30,600	$43,977

Eaton Vance Global Income Builder Fund (formerly Eaton Vance Global Dividend Income Fund) Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$35,773	$36,110
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,270	$13,545
All Other Fees(3)	$0	$0

Total	$49,043	$49,655

Eaton Vance Global Macro Absolute Return Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$21,120	$26,720
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,285	$13,561
All Other Fees(3)	$0	$0

Total	$34,405	$40,281

Eaton Vance Global Macro Absolute Return Advantage Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$29,440	$25,240
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,420	$13,920
All Other Fees(3)	$0	$0

Total	$41,860	$39,160

Eaton Vance Global Macro Capital Opportunities Fund* Fiscal Year Ended	10/31/15
Audit Fees	$15,050
Audit-Related Fees(1)	$0
Tax Fees(2)	$15,750
All Other Fees(3)	$0

Total	$30,800

*	Fund commenced operations on November 3, 2014.

Eaton Vance Government Obligations Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$18,660	$19,160
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,930	$11,833
All Other Fees(3)	$0	$0

Total	$32,590	$30,993

Eaton Vance High Income Opportunities Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$16,050	$19,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,470	$11,239
All Other Fees(3)	$0	$0

Total	$25,520	$30,889

Eaton Vance Multi-Strategy Absolute Return Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$20,940	$25,540
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$19,500	$17,962
All Other Fees(3)	$0	$0

Total	$40,440	$43,502

Eaton Vance Multi-Strategy All Market Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$36,530	$33,830
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$26,260	$28,109
All Other Fees(3)	$0	$0

Total	$62,790	$61,939

Eaton Vance Short Duration Government Income Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$28,780	$24,580
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,370	$15,316
All Other Fees(3)	$0	$0

Total	$44,150	$39,896

Eaton Vance Short Duration High Income Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$17,100	$12,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,580	$11,412
All Other Fees(3)	$0	$0

Total	$28,680	$23,862

Eaton Vance Short Duration Strategic Income Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$46,300	$47,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$25,130	$27,011
All Other Fees(3)	$0	$0

Total	$71,430	$74,611

Eaton Vance Tax-Managed Equity Asset Allocation Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$37,410	$41,510
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$23,780	$20,568
All Other Fees(3)	$0	$0

Total	$61,190	$62,078

Eaton Vance Tax-Managed Global Dividend Income Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$47,453	$48,840
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,500	$12,752
All Other Fees(3)	$0	$0

Total	$59,953	$61,592

Eaton Vance Tax-Managed Global Small-Cap Fund (formerly, Eaton Vance Tax-Managed Small-Cap Value Fund) Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$11,880	$12,180
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,590	$7,790
All Other Fees(3)	$0	$0

Total	$22,470	$19,970

Eaton Vance Tax-Managed Multi-Cap Growth Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$14,340	$14,740
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,380	$8,116
All Other Fees(3)	$0	$0

Total	$22,720	$22,856

Eaton Vance Tax-Managed Small-Cap Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$19,190	$16,690
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,370	$9,356
All Other Fees(3)	$0	$0

Total	$27,560	$26,046

Eaton Vance Tax-Managed Value Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$16,910	$18,310
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,120	$8,106
All Other Fees(3)	$0	$0

Total	$27,030	$26,416

Parametric Tax-Managed International Equity Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$14,420	$14,820
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,240	$7,972
All Other Fees(3)	$0	$0

Total	$22,660	$22,792

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, August 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/13	1/31/14	8/31/14	9/30/14	10/31/14	12/31/14	1/31/15	2/28/15	8/31/15	9/30/15	10/31/15
Audit Fees	$93,320	$125,080	$47,050	$122,212	$558,976	$97,220	$132,030	$22,050	$48,450	$106,700	$581,560
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$2,550	$0
Tax Fees(2)	$57,050	$40,790	$15,655	$33,950	$327,920	$62,110	$48,385	$12,780	$12,002	$34,621	$338,673
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$150,370	$165,870	$62,705	$156,162	$886,896	$159,330	$180,415	$34,830	$60,452	$143,871	$920,233

*	Information is not presented for fiscal year ended 2/28/14, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/13	1/31/14	8/31/14	9/30/14	10/31/14	12/31/14	1/31/15	2/28/15	8/31/15	9/30/15	10/31/15
Registrant(1)	$57,050	$40,790	$15,655	$33,950	$327,920	$62,110	$48,385	$12,780	$12,002	$37,171	$338,673
EatonVance(2)	$409,385	$370,325	$256,315	$256,315	$99,750	$99,750	$99,750	$99,750	$46,000	$46,000	$46,000

*	Information is not presented for fiscal year ended 2/28/14, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 18, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: December 18, 2015